FILE NOS.
                                                                       333-
                                                                       811-9491
--------------------------------------------------------------------------------


                        UNITED STATES
           SECURITIES AND EXCHANGE COMMISSION
                 Washington, D.C. 20549
                       FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933



[   ] Pre-Effective Amendment No.___   [   ] Post-Effective Amendment No. ___

                      (Check appropriate box or boxes)

-----------------------------------------------------------------    -----------------------------------------------------
Exact Name of Registrant as Specified in Charter:                    Area Code and Telephone Number:

Allianz Variable Insurance Products Trust                            763-765-6500
Allianz Variable Insurance Products Fund of Funds Trust              763-765-6500

--------------------------------------------------------------------------------------------------------------------------

Address of Principal Executive Offices: (Number, Street, City, State, Zip Code)

5701 Golden Hills Drive, Minneapolis, MN 55416-1297
-----------------------------------------------------------------    ------------------------------------------------------

Name and Address of Agent for Service:                               Approximate Date of Proposed Public Offering:

H. Bernt von Ohlen, Esq.                                             As soon as practicable after the effective date of
5701 Golden Hills Drive, Minneapolis, MN 55416-1297                  the Registration Statement.

With a copy to:

Michael J. Radmer, Esq.
Dorsey & Whitney LLP
50 South Sixth Street
Minneapolis, MN  55402

--------------------------------------------------------------------------------------------------------------------------
(Number and Street)   (City)   (State)   (Zip Code)
--------------------------------------------------------------------------------------------------------------------------

Calculation of Registration Fee under the Securities Act of 1933:

--------------------------------------------------------------------------------------------------------------------------

       Title of                                       Proposed              Proposed
      Securities                                      Maximum                Maximum                  Amount of
         Being               Amount Being          Offering Price           Aggregate               Registration
      Registered              Registered              per Unit           Offering Price                  Fee
-------------------------------------------------------------------------------------------------------------------------
                                                                                            No filing fee is due because
                                                                                            of reliance on Section 24(f)
   Shares of Beneficial                                                                      of the Investment Company
       Interest                                                                                      Act of 1940
--------------------------------------------------------------------------------------------------------------------------

It is proposed that this filing will become effective on July 30, 2009 pursuant to Rule 488.

The Registrant hereby amends this Registration Statement

--------------------------------------------------------------------------------------------------------------------------

                               PART A - PROSPECTUS
                              _____________________

                    ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                         AZL[{R}] BlackRock Growth Fund
                        AZL[{R}] Columbia Technology Fund

                             5701 Golden Hills Drive
                           Minneapolis, MN 55416-1297

Dear Allianz Life and Allianz Life of New York Variable Annuity or Variable Life Insurance Contract Owner:

The Board of Trustees of the AZL BlackRock Growth Fund and the AZL Columbia Technology Fund (the "Acquired Funds"), each a series of the Allianz Variable Insurance Products Trust (the "VIP Trust"), is pleased to submit a proposal to reorganize the Acquired Funds into the AZL BlackRock Capital Appreciation Fund (the "Acquiring Fund"), which is another series of the VIP Trust.

As the owner of a variable annuity or variable life insurance contract issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York, you beneficially own shares of one or both of the Acquired Funds. Accordingly, we ask that you indicate whether you approve or disapprove of the proposed reorganization affecting your Fund by submitting instructions on how to vote your beneficial shares by phone, internet, or mail.

The proposed reorganization is being undertaken for several reasons, including:
   o Reducing contractual management fees and overall expenses for shareholders of the Acquired Funds; and
   o Providing further economies of scale.

THE BOARD OF TRUSTEES OF THE VIP TRUST BELIEVES THAT THE TRANSACTION IS IN THE BEST INTERESTS OF THE ACQUIRED FUNDS AND THEIR SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL.

 The Board considered various factors in reviewing the proposed reorganization on behalf of the Acquired Funds' shareholders, including, but not limited to, the following:
   o The continuity of investments between the Acquired Funds and the Acquiring Fund.
   o The expectation that the reorganization will reduce expense ratios for the Funds and achieve other economies of scale.
   o Historical performance of the Funds.
   o The expectation that the reorganization will be tax-free.

If the proposal is approved, the Acquiring Fund will acquire all of the assets of the Acquired Funds in exchange for newly issued shares of the Acquiring Fund. These Acquiring Fund shares in turn will be distributed proportionately to the shareholders of each Acquired Fund in complete liquidation of the Acquired Funds. In order to accomplish the proposed reorganization, the Board of Trustees of the Acquired Funds submits for your approval an Agreement and Plan of Reorganization with respect to each Acquired Fund.

Whether or not you plan to attend the meeting, please review the enclosed voting instruction form. You may submit your instructions on voting the shares that you beneficially own by phone, internet, or mail. Following this letter is a Q&A summarizing the reorganization and information on how to vote your shares. Please read the entire proxy statement/prospectus carefully before you vote.

Thank you for your prompt attention to this important matter.

                                       Sincerely,

                                       Jeffrey W. Kletti
                                       President

                   ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                         PROXY STATEMENT/PROSPECTUS Q&A

HERE IS A BRIEF OVERVIEW OF THE CHANGES BEING RECOMMENDED FOR THE AZL BLACKROCK GROWTH FUND AND THE AZL COLUMBIA TECHNOLOGY FUND. WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT/PROSPECTUS.

Q: WHY IS THE REORGANIZATION BEING PROPOSED?
   The reorganization is being proposed in an effort to reduce operating expenses for funds available to owners of variable annuity and variable life insurance contracts issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York and to provide further economies of scale.

   Your Board of Trustees has determined that the reorganization is in the best interests of the Acquired Funds' shareholders and recommends that you vote FOR the reorganization.

Q: WILL THE EXPENSES OF THE FUND IN WHICH I PARTICIPATE INCREASE AS A RESULT OF
   THE REORGANIZATION?
   No. The total expense ratio for the Acquiring Fund following the reorganization is expected to be lower than the total expense ratio for each of the Acquired Funds prior to the reorganization.

Q: WHO IS PAYING THE COSTS OF THE SHAREHOLDER MEETING AND THIS PROXY
   SOLICITATION?
   Contract owners who were beneficial owners of shares of the Acquired Funds on the record date will bear these costs.

Q: WILL I INCUR TAXES AS A RESULT OF THE REORGANIZATION?
   No. The reorganization is not expected to be a taxable event for contract owners. Please see the Tax Consequences discussion in the enclosed proxy statement/prospectus for additional information.

Q: IF APPROVED, WHEN WILL THE REORGANIZATION HAPPEN?
   If shareholders approve the reorganization, it will take place shortly after the shareholder meeting.

Q: IS THERE ANYTHING I NEED TO DO TO CONVERT MY SHARES?
   No. Upon shareholder approval of the reorganization, the Acquired Fund shares that serve as a funding vehicle for benefits under your variable annuity or variable life contract automatically will be exchanged for shares of the Acquiring Fund. The total value of the Acquiring Fund shares that a shareholder receives in the reorganization will be the same as the total value of the Acquired Fund shares held by the shareholder immediately before the reorganization.

Q: HOW DOES THE BOARD RECOMMEND THAT I VOTE?
   After careful consideration, the Board recommends that you vote FOR the reorganization.

Q: HOW AND WHEN DO I VOTE?
   You can vote in one of four ways:
   - By mail with the enclosed voting instruction form
   - By telephone
   - By web site
   - In person at the meeting

   Please refer to the enclosed voting instruction form for the telephone number and internet address. Please vote as soon as possible by following the instructions on the voting instruction form.

Q: WHOM SHOULD I CALL IF I HAVE QUESTIONS?
   If you have questions about any of the proposals described in the proxy statement or about voting procedures, please call toll free at 1-800-950-5872 ext. 37952.

                    ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                             5701 GOLDEN HILLS DRIVE
                        MINNEAPOLIS, MINNESOTA 55416-1297

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 21, 2009



                         AZL[{R}] BLACKROCK GROWTH FUND
                        AZL[{R}] COLUMBIA TECHNOLOGY FUND

A special meeting of the shareholders of the AZL BlackRock Growth Fund and the AZL Columbia Technology Fund (each an "Acquired Fund" and, together, the "Acquired Funds") will be held at 10:00 a.m. on October 21, 2009, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Golden Valley, Minnesota. At the meeting, shareholders of the respective Acquired Funds will consider the following proposals:

- To approve an Agreement and Plan of Reorganization (the "Plan") between the AZL BlackRock Growth Fund, which is a series of the Allianz Variable Insurance Products Trust (the "VIP Trust"), and the AZL BlackRock Capital Appreciation Fund (the "Acquiring Fund"), which is another series of the VIP Trust;
- To approve an Agreement and Plan of Reorganization (the "Plan") between the AZL Columbia Technology Fund, also a series of the VIP Trust, and the Acquiring Fund; and
- Such other business as may properly come before the meeting, or any adjournment of the meeting.

Under both Plans, the Acquiring Fund would acquire all of the assets and assume all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund, which would be distributed proportionately to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, and the assumption of the Acquired Fund's liabilities. Each Plan will be voted upon by the shareholders of the respective Acquired Fund voting separately.

The Acquired Funds issue and sell shares to certain accounts of Allianz Life Insurance Company of North America ("Allianz Life") and Allianz Life Insurance Company of New York ("Allianz Life of NY"). The separate accounts hold shares of mutual funds, including the Acquired Funds, which serve as a funding vehicle for benefits under variable annuity and variable life insurance contracts issued by Allianz Life and Allianz Life of NY. As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY are the sole shareholders of the Acquired Funds and are entitled to vote all of the shares of the Acquired Funds. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Acquired Funds in accordance with instructions given by the owners of variable annuity and variable life insurance contracts for which the Funds serve as a funding vehicle. This Notice is being delivered to owners of variable annuity and variable life insurance contracts who, by virtue of their ownership of the contracts, beneficially owned shares of the Acquired Funds on the record date, so that they may instruct Allianz Life and Allianz Life of NY how to vote the shares of the Acquired Funds underlying their contracts.

Shareholders of record at the close of business on July 20, 2009, are entitled to vote at the meeting.



                                        By order of the Board of Directors

                                        Michael J. Radmer, Secretary

August 7, 2009



                       YOU CAN VOTE QUICKLY AND EASILY.

    PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION FORM.

                 PROXY STATEMENT/PROSPECTUS  -  AUGUST 7, 2009

                ACQUIRED FUNDS                             ACQUIRING FUND
AZL[{R}] BlackRock Growth Fund                 AZL[{R}] BlackRock Capital Appreciation Fund
          ("BlackRock Growth Fund")             ("BlackRock Capital Appreciation Fund")
AZL[{R}] Columbia Technology Fund
         ("Columbia Technology Fund")

This proxy statement/prospectus describes proposed Agreements and Plans of Reorganization (the "Plans") pursuant to which the outstanding shares of the BlackRock Growth Fund and the Columbia Technology Fund, one or both of which currently serves as a funding vehicle for your variable annuity or variable life insurance contract, (each an "Acquired Fund" and, together, the "Acquired Funds") would be exchanged for shares of the BlackRock Capital Appreciation Fund (the "Acquiring Fund"). Both the Acquiring Fund and the Acquired Funds (each a "Fund" and together the "Funds") are series of the Allianz Variable Insurance Products Trust (the "VIP Trust"). The address of the Funds is 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. The phone number of the Funds is 877-833-7113.

          THE BOARD OF TRUSTEES OF THE VIP TRUST UNANIMOUSLY RECOMMENDS
                             APPROVAL OF THE PLANS.

THESE SECURITIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR AN AFFILIATE OF ANY BANK, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER AGENCY OF THE UNITED STATES, OR ANY BANK OR AN AFFILIATE OF ANY BANK; AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF VALUE.

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the "1940 Act") and files reports, proxy materials, and other information with the SEC (Investment Company Act file no. 811-09491). These reports, proxy materials, and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request e-mailed to publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed on-line or downloaded from the SEC's Web site at http://www.sec.gov.

You should retain this proxy statement/prospectus for future reference. It sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. Additional information is set forth in the Statement of Additional Information, dated the same date as this proxy statement/prospectus, relating to this proxy statement/prospectus. A current prospectus for the Acquiring Fund, which gives a detailed description of the Acquiring Fund's policies, strategies, and restrictions, accompanies this proxy statement/prospectus.

This proxy statement/prospectus was first mailed to contract owners on or about August 7, 2009.

WHERE TO GET MORE INFORMATION

FUND REPORTS:                                   THE ACQUIRING FUND:                          THE ACQUIRED FUND:
Prospectus dated April 27, 2009.                Accompanying, and incorporated by reference  Incorporated by reference into this
                                                into, this proxy statement/prospectus.       proxy statement/prospectus. For a copy
                                                                                             at no charge, call toll free
Annual report for the period ended December 31, For a complete copy at no charge, call toll- 877-833-7113 or write to the address
2008; and semi-annual report for the period     free 877-833-7113 or write to the address    given below this table.
ended June 30, 2008.                            given below this table.

  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

THIS PROXY STATEMENT/PROSPECTUS:

Statement of Additional Information  Incorporated by reference into this proxy statement/prospectus. For a copy at no charge, call
dated the same date as this proxy    toll-free 1-800-624-0197 or write to Allianz VIP Trust, Advisory Management, statement/prospectus. This document  A 3-825, 5701 Golden Hills Drive, Minneapolis, MN 55416.
contains information about both the
Acquired Fund and the Acquiring
Fund.
To ask questions about this proxy    Call toll free 1-800-950-5872 ext. 37952 or write to: Allianz VIP Trust, Advisory Management,
statement/prospectus.                A3-825, 5701 Golden Hills Drive, Minneapolis, MN 55416.

ADDRESS: Allianz Variable Insurance Products Trust, 5701 Golden Hills Drive, Minneapolis, MN 55416.

ABOUT THE ACQUIRED AND ACQUIRING FUNDS

The Acquired Funds issue and sell shares to separate accounts of Allianz Life Insurance Company of North America ("Allianz Life") and Allianz Life Insurance Company of New York ("Allianz Life of NY"). These separate accounts hold shares of mutual funds, including the Acquired Funds, which serve as funding vehicles for benefits under variable annuity and variable life insurance contracts issued by Allianz Life and Allianz Life of NY (the "Contracts"). Each separate account has subaccounts that invest in the Acquired Funds and certain other mutual funds. Owners of the Contracts ("Contract Owners") allocate the value of their Contracts among these subaccounts. As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY are the sole shareholders of the Acquired Funds and are entitled to vote all of the shares of each Acquired Fund. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Acquired Funds in accordance with instructions given by the Contract Owners who are eligible to vote at the meeting.

The Funds all are open-end management investment companies. If the Plans are approved, the shares of the Acquiring Fund will be distributed proportionately by each Acquired Fund to the holders of its shares in complete liquidation of the Acquired Funds. Each Acquired Fund shareholder would become the owner of Acquiring Fund shares having a total net asset value equal to the total net asset value of that shareholder's holdings in the Acquired Fund.

The following information summarizes the proposed reorganization of each of the Acquired Funds into the Acquiring Fund (the "Reorganization"). The Reorganization of each Acquired Fund into the Acquiring Fund is separate and distinct, and the shareholders of each Acquired Fund will vote separately on the Plan applicable to the Fund in which they are invested. The Reorganization will proceed with respect to any Acquired Fund approving it. Although they are separate, for ease of reference, the Reorganizations are discussed collectively in this proxy statement/prospectus.

                                       2
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

HOW THE REORGANIZATION WILL WORK

o Each Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Funds' liabilities.
o The Acquiring Fund will issue shares of beneficial interest to each Acquired Fund in an amount equal to the value of the assets that it receives from each Acquired Fund, less the liabilities it assumes. These shares will be distributed to the Acquired Funds' shareholders (the separate accounts) in proportion to their holdings in the Acquired Funds. The value of your interest in the subaccount investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccounts that were invested in the Acquired Funds immediately before the Reorganization. You will not pay any sales charge in connection with this distribution of shares. If you already have an Acquiring Fund account, shares distributed in the Reorganization will be added to that account. As a result, when average cost is calculated for income tax purposes, the cost of the shares in the accounts you owned will be combined.

FUND INVESTMENT OBJECTIVES

The following table presents the investment objective for each of the Funds.

     ACQUIRED FUND          INVESTMENT OBJECTIVE               ACQUIRING FUND               INVESTMENT OBJECTIVE
 BLACKROCK GROWTH FUND   Long-term growth of capital BLACKROCK CAPITAL APPRECIATION FUND Long-term growth of capital
COLUMBIA TECHNOLOGY FUND    Capital appreciation


                                       3
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

                               TABLE OF CONTENTS
SECTION A -- Proposal.......................................................5
  PROPOSAL: Approve or Reject the Agreement and Plan of Reorganization......5
    SUMMARY.................................................................5
      How the Reorganization Will Work......................................5
      Comparison of the Acquired Funds and the Acquiring Fund...............6
      Comparison of Investment Objectives...................................6
      Comparison of Investment Strategies...................................6
      Comparison of Investment Policies.....................................7
      Risk Factors..........................................................8
      Performance...........................................................12
      Tax Consequences......................................................15
  FEES AND EXPENSES.........................................................16
  THE REORGANIZATION........................................................17
    Terms of the Reorganization.............................................17
    Conditions to Closing the Reorganization................................17
    Termination of the Plan.................................................18
    Tax Status of the Reorganization........................................18
    Reasons for the Proposed Reorganization and Board Deliberations.........18
    Boards' Determinations..................................................20
    Recommendation and Vote Required........................................20
SECTION B - Proxy Voting and Shareholder Meeting Information................21
SECTION C - Capitalization, Ownership of Fund Shares and Other
            Fund Information................................................22
EXHIBIT A - Agreement and Plan of Reorganization.........................A-1
EXHIBIT B - Agreement and Plan of Reorganization.........................B-1

The prospectus for the Acquiring Fund accompanies this proxy statement/prospectus.

                                       4
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

SECTION A -- PROPOSAL

PROPOSAL: APPROVE OR REJECT THE AGREEMENT AND PLAN OF REORGANIZATION

SUMMARY
This proxy statement/prospectus is being used by the Acquired Funds to solicit voting instructions for the proposals to approve the Plans providing for the Reorganization of the Acquired Funds into the Acquiring Fund. A form of each Plan is included as Exhibit A and Exhibit B.

The following is a summary. More complete information appears later in this proxy statement/prospectus. You should read the entire proxy statement/prospectus, exhibits and accompanying materials because they contain details that are not in this summary.

HOW THE REORGANIZATION WILL WORK
The following table shows the names of the Acquired Fund and the Acquiring Fund into which it will be merged.

--------------------------------------------------------------
|     ACQUIRED FUNDS     |          ACQUIRING FUND           |
--------------------------------------------------------------
| BlackRock Growth Fund  |BlackRock Capital Appreciation Fund|
--------------------------
|Columbia Technology Fund|                                   |
--------------------------------------------------------------

o Each Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Funds' liabilities.
o The Acquiring Fund will issue shares of beneficial interest in an amount equal to the value of the assets that it receives from the Acquired Funds, less the liabilities it assumes. These shares will be distributed to the Acquired Funds' shareholders (the separate accounts) in proportion to their holdings in each Acquired Fund. The value of your interest in the subaccount investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccounts that were invested in the Acquired Funds immediately before the Reorganization.
o As part of the Reorganization, systematic transactions (such as bank authorizations and systematic payouts) currently set up for your Acquired Fund accounts will be transferred to your new Acquiring Fund account. If you do not want your systematic transactions to continue, please contact your financial representative to make changes.
o Neither the Acquired Funds nor the Contract Owners whose contract values are allocated to subaccounts investing in the Acquired Funds will pay any sales charge in connection with the Reorganization.
o After the Reorganization has been completed, contract values that were allocated to subaccounts investing in the Acquired Funds will be allocated to subaccounts investing in the Acquiring Fund. The Acquired Funds will be terminated.


                                       5
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

COMPARISON OF THE ACQUIRED FUNDS AND THE ACQUIRING FUND
The Acquired Funds and the Acquiring Fund:
o Are outstanding series of an open-end management investment company organized as a Delaware statutory trust.
o Have Allianz Investment Management LLC (the "Manager") as their investment adviser.
o Have the same policies for buying and selling shares and the same exchange rights.
o Have the same distribution policies.
o Are available only to Contract Owners who allocate contract value to a subaccount that invests in the Funds.


COMPARISON OF INVESTMENT OBJECTIVES
The following table presents the investment objectives for the Funds.

     ACQUIRED FUND          INVESTMENT OBJECTIVE               ACQUIRING FUND               INVESTMENT OBJECTIVE
 BLACKROCK GROWTH FUND   Long-term growth of capital BLACKROCK CAPITAL APPRECIATION FUND Long-term growth of capital
COLUMBIA TECHNOLOGY FUND    Capital appreciation

COMPARISON OF INVESTMENT STRATEGIES
The principal investment strategies of the Acquiring Fund and the BlackRock Growth Fund are the same. Both Funds invest primarily in equity securities of mid- and large-size companies and may invest up to 20% of assets in other securities, such as bonds and small-size company stocks. Both Funds are subadvised by BlackRock Capital Management, Inc.

Columbia Technology Fund also invests primarily in equity securities, but focuses on stocks of technology companies; the Fund may invest in companies of all sizes and expects to invest a significant percentage of its assets in small- and mid-size companies. Columbia Technology Fund is subadvised by Columbia Management Advisors, LLC.

Detailed strategies for the Acquired Funds and the Acquiring Fund are set forth below:

PRINCIPAL INVESTMENT STRATEGIES FOR BLACKROCK CAPITAL APPRECIATION FUND AND FOR BLACKROCK GROWTH FUND:

Under normal market conditions, the Fund invests at least 80% of total assets in common and preferred stock and securities convertible into common and preferred stock. The Fund generally invests in mid- and large-size companies.

The Fund seeks to invest in fundamentally sound companies that, in the subadviser's opinion, have strong management, superior earnings growth prospects, and attractive relative valuations. The disciplined investment process uses bottom-up stock selection as the primary driver of returns. The Fund emphasizes large companies that exhibit stable growth and accelerated earnings.

While the Fund generally invests across a broad range of industries, the subadviser may favor companies in those industries that appear to offer higher potential for long-term growth.

Although the subadviser does not expect to make such investments as a matter of course, the Fund is permitted to invest up to 20% of total assets in other securities, such as bonds and small-size company stocks.

The Fund generally will sell a stock when, in the subadviser's opinion, the stock reaches its price target, or when the company's future growth prospects deteriorate, the company becomes unable to sustain earnings momentum, the stock's valuation becomes less attractive, a significant price change occurs, or when the subadviser identifies more compelling investment opportunities elsewhere.

The Fund may, but is not required to, use derivatives by buying or selling options or futures on a security or an index of securities. The primary purpose of using derivatives is to attempt to reduce risk to the Fund as a whole by hedging, but the subadviser may also use derivatives to maintain liquidity and commit cash pending investment. The subadviser also may use derivatives for speculation to increase returns, but under normal market conditions generally does not expect to do so.


                                       6
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

For temporary defensive purposes or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate, and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES FOR COLUMBIA TECHNOLOGY FUND:

Under normal market conditions, the Fund invests at least 80% of its total net assets, plus any borrowings for investment purposes, in stocks of technology companies that may benefit from technological improvements, advancements or developments, as well as those expected to benefit from their extensive reliance on technology in connection with their operations and services.

The Fund invests mainly in common stocks of U.S. and foreign companies that the subadviser believes have, or will develop, products, processes or services that will provide significant technological improvements, advances or developments, as well as those expected to benefit from their extensive reliance on technology in connection with their operations and services. The Fund may invest in companies in all stages of corporate development, ranging from new companies developing a promising technology or scientific advancement to established companies with a record of producing breakthrough products and technologies from research and development efforts. The Fund will invest in companies of all sizes, and expects to invest a significant percentage of its assets in small- and mid-cap companies.

The Fund's current focus includes companies from the following industries:

o biotechnology,

o cable and network broadcasting,

o communications,

o computer hardware,

o computer services and software,

o consumer electronics,

o defense,

o medical devices,

o pharmaceutical, and

o semiconductors.

The Fund may also invest in securities convertible into or exercisable for stock, including preferred stock, warrants and debentures, and certain options, forwards, swap contracts and financial futures contracts ("derivatives"). The Fund may also invest in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and NASDAQ-listed foreign securities.

The Fund may engage in frequent trading in order to achieve its investment objectives.

For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short term debt instruments, including government, corporate, and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

COMPARISON OF INVESTMENT POLICIES
If shareholders of the Acquired Funds approve the Reorganization, they will be subject to the investment policies of the Acquiring Fund. Other than as described herein, the Manager does not believe that the differences between the investment policies result in any material difference in the way the Funds are managed.

There are no differences between the investment policies of BlackRock Growth Fund and BlackRock Capital Appreciation Fund that result in any material difference in the way the Funds are managed.

Columbia Technology Fund and BlackRock Capital Appreciation Fund have similar investment policies. The primary difference between these Funds is the fact that Columbia Technology Fund concentrates in technology industries and is required, under normal circumstances, to invest at least 80% of its assets in investments of the type suggested by its name. BlackRock Capital Appreciation Fund, on the other hand, generally is not permitted to concentrate more than 25% its assets


                                       7
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009
in any one industry. Columbia Technology Fund may also invest to a greater extent (up to 33 1/3%) in foreign equities in developed markets, whereas BlackRock Capital Appreciation Fund does not currently invest significantly in foreign equities.

RISK FACTORS
The principal investment strategies of the Acquiring Fund are comparable to the principal investment strategies of the Acquired Funds. Consequently, the Acquiring Fund has principal investment risks that are generally comparable to those of the Acquired Funds. For BlackRock Capital Appreciation Fund and BlackRock Growth Fund, the principal investment strategies and principal investment risks are the same. Depending upon its assessment of changing market conditions, the subadviser of each Fund may emphasize particular asset classes or particular investments at any given time, which may change the risks associated with a Fund. The fact that a risk is not identified as a principal risk for a particular Fund does not mean that the Fund may not be subject to that risk. The Statement of Additional Information for the Acquiring Fund, which is incorporated by reference in this proxy statement/prospectus, contains detailed information on the Acquiring Fund's permitted investments and investment restrictions.

The principal risks of investing in the Acquired Funds and the Acquiring Fund are comparable and are shown in the table below. A discussion of each of the various principal risks follows the table.

RISK                          BLACKROCK GROWTH FUND COLUMBIA TECHNOLOGY FUND BLACKROCK CAPITAL APPRECIATION FUND
                                 (ACQUIRED FUND)        (ACQUIRED FUND)               (ACQUIRING FUND)
Market Risk                             X                      X                              X
Issuer Risk                             X                      X                              X
Selection Risk                          X                      X                              X
Growth Stocks Risk                      X                      X                              X
Leveraging Risk                         X                                                     X
Capitalization Risk                     X                      X                              X
Credit Risk                             X                                                     X
Convertible Securities Risk             X                      X                              X
Interest Rate Risk                      X                                                     X
Derivatives Risk                        X                      X                              X
Industry Sector Risk                                           X
Foreign Risk                                                   X
Initial Public Offerings Risk                                  X
Liquidity Risk                                                 X
Currency Risk                                                  X
Portfolio Turnover                                             X

o MARKET RISK: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. The value of the Fund's portfolio may fluctuate to a greater or lesser degree than fluctuations of the general stock market. For those Funds that invest in stocks of foreign companies, the value of the Fund's portfolio will be affected by changes in foreign stock markets and the special economic and other factors that might primarily affect stock markets in particular foreign countries and regions. Equity securities generally have greater price volatility than fixed income securities.


                                       8
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

o ISSUER RISK: The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's products or services.
o SELECTION RISK: The Fund is an actively managed investment portfolio. The portfolio manager(s) make investment decisions for the Fund's assets. The investment approach of some Funds emphasizes buying and holding securities, even through adverse markets, while the investment approach of other Funds emphasizes frequent trading in order to take advantage of short-term market movements. However, there can be no guarantee they will produce the desired results and poor security selection may cause the Fund to underperform its benchmark index or other funds with similar investment objectives.
o GROWTH STOCKS RISK: The returns on growth stocks may or may not move in tandem with the returns on other categories of stocks, or the stock market as a whole. Growth stocks may be particularly susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments. Further, growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more sensitive to market, political, regulatory and economic factors affecting those sectors.
o LEVERAGING RISK: Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery, or forward commitment transaction. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. In addition, leverage, including borrowing, may exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities.
o CAPITALIZATION RISK: To the extent the Fund invests significantly in small and/or mid-capitalization companies, it may have capitalization risk. These companies may present additional risk because they have less predictable earnings or no earnings, more volatile share prices and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the price of smaller companies' securities and the Fund's ability to sell them when the portfolio manager deems it appropriate. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. The value of some of the Fund's investments will rise and fall based on investor perception rather than economic factors.
o CREDIT RISK: Credit risk is the chance that the issuer of a debt security will fail to repay interest and principal in a timely manner, reducing the Fund's return. Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality and liquidity of a security, leading to greater volatility in the price of the security and the Fund's shares.
o CONVERTIBLE SECURITIES RISK: The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise, and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.
o INTEREST RATE RISK: Interest rate risk is the chance that the value of the bonds the Fund holds will decline due to rising interest rates. When interest rates rise, the price of most bonds goes down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.
o DERIVATIVES RISK: The Fund may invest in derivatives. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and management risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses,


                                       9
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009
   possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, any Fund that invests derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument (for example, forward contracts and futures that are required to "cash settle") are not covered through ownership of the underlying security, financial instrument, or currency.
o INDUSTRY SECTOR RISK: The value of the Fund's shares is particularly vulnerable to risks affecting technology companies and/or companies having investments in technology. The technology sector historically has had greater stock price fluctuation as compared to the general market. By focusing on the technology sector of the stock market rather than a broad spectrum of companies, the Fund's share price will be particularly sensitive to market and economic events that affect those technology companies. The stock prices of technology companies during the past few years have been highly volatile, largely due to the rapid pace of product change and development within this sector. This phenomenon may also result in future stock price volatility. In addition, technologies that are dependent on consumer demand may be more sensitive to changes in consumer spending patterns. Technology companies focusing on the information and telecommunications sectors may also be subject to international, federal and state regulations and may be adversely affected by changes in those regulations.
o FOREIGN RISK: Because the Fund invests in securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country, including the risk of nationalization, expropriation or confiscatory taxation. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.
o INITIAL PUBLIC OFFERINGS RISK: The Fund may invest in initial public offerings (IPOs). By definition, securities issued in IPOs have not traded publicly until the time of their offerings. There may be only a limited number of shares available for trading, the market for those securities may be unseasoned, and the issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.
o LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell. Investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Restricted securities may be subject to liquidity risk because they may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. Funds with principal investment strategies that involve restricted securities, foreign securities, derivatives, companies with small market capitalization or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.
o CURRENCY RISK: Funds that invest in securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational authorities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund's investments with exposure to foreign currency fluctuations may decline in value (in terms of the U.S. dollar) and reduce the returns of the Fund.


                                       10
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

o PORTFOLIO TURNOVER: The Fund may actively and frequently trade its portfolio securities or may turn over a significant portion of its portfolio securities in a single year. High portfolio turnover (100% or more) results in higher transaction costs and can adversely affect the Fund's performance.


                                       11
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

PERFORMANCE
Performance information for the Funds is shown below.

The following bar charts and tables provide an indication of the risks of an investment in the Funds by showing changes in their performance from year to year and by showing how the Funds' average annual returns for one year, five years and since inception (as applicable) compare with those of a broad measure of market performance.

Both the bar charts and the tables assume reinvestment of dividends and distributions, and reflect fee waivers. Without fee waivers, the Funds' performance would have been lower.

The performance of the Funds will vary from year to year. The Funds' performance does not reflect the cost of insurance and separate account charges which are imposed under your Contract. If they were included, performance would be reduced. Past performance does not indicate how the Funds will perform in the future.

BLACKROCK GROWTH FUND (ACQUIRED FUND)

[BAR CHART GRAPHIC 2003: 36.48%, 2004: 8.08%, 2005: 11.06%, 2006: 0.70%,
2007: 15.02%, 2008: -60.70%]

* PRIOR TO JANUARY 26, 2009, THE FUND WAS SUBADVISED BY LEGG MASON CAPITAL MANAGEMENT, INC. AND WAS KNOWN AS THE AZL LEGG MASON GROWTH FUND.

    HIGHEST AND LOWEST QUARTER RETURNS (FOR PERIODS SHOWN IN THE BAR CHART) Highest (Q2, 2003) 19.45%
 Lowest (Q4, 2008)  -32.98%

AVERAGE ANNUAL TOTAL RETURNS

                          INCEPTION ONE YEAR ENDED DECEMBER 31, 2008 FIVE YEARS ENDED DECEMBER 31, 2008 SINCE INCEPTION
AZL BlackRock Growth Fund 5/1/2002              -60.70%                           -11.39%                   -8.13%
Russell 1000 Growth Index                       -38.44%                            -3.42%                   -2.01%

The Fund's performance is compared to the Russell 1000 Growth Index, an unmanaged index that measures the performance of individual securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services provided to the Fund. Investors cannot invest directly in an index, although they can invest in the underlying securities.


                                       12
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

COLUMBIA TECHNOLOGY FUND (ACQUIRED FUND)

[BAR CHART GRAPHIC 2002: -41.13%, 2003: 41.96%, 2004: -4.33%, 2005: 0.70%,
2006: 2.56%, 2007: 22.75%, 2008: -50.63%]


    HIGHEST AND LOWEST QUARTER RETURNS (FOR PERIODS SHOWN IN THE BAR CHART) Highest (Q2, 2003) 18.56%
 Lowest (Q4, 2008)  -28.34%

AVERAGE ANNUAL TOTAL RETURNS

                              INCEPTION ONE YEAR ENDED DECEMBER 31, 2008 FIVE YEARS ENDED DECEMBER 31, 2008 SINCE INCEPTION
AZL Columbia Technology Fund  11/5/2001             -50.63%                            -9.75%                   -8.28%
S&P 500{R} Index                                    -37.00%                            -2.19%                   -0.91%

The Fund's performance is compared to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500{R} Index") The S&P 500{R} Index is an unmanaged index that consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in the underlying securities.

                                       13
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

BLACKROCK CAPITAL APPRECIATION FUND (ACQUIRING FUND)

[BAR CHART GRAPHIC 2006: 1.57%, 2007: 10.92%, 2008: -36.37%]

* PRIOR TO NOVEMBER 24, 2008, THE FUND WAS SUBADVISED BY JENNISON ASSOCIATES LLC AND WAS KNOWN AS THE AZL JENNISON GROWTH FUND.

    HIGHEST AND LOWEST QUARTER RETURNS (FOR PERIODS SHOWN IN THE BAR CHART) Highest (Q3, 2007) 5.85%
 Lowest (Q4, 2008)  -19.81%

AVERAGE ANNUAL TOTAL RETURNS

                                        INCEPTION ONE YEAR ENDED DECEMBER 31, 2008 SINCE INCEPTION
AZL BlackRock Capital Appreciation Fund 4/29/2005             -36.37%                  -3.84%
Russell 1000 Growth Index                                     -38.44%                  -4.64%

The Fund's performance is compared to the Russell 1000 Growth Index, an unmanaged index that measures performance of individual securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in the underlying securities.

                                       14
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

 TABLE A-1

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

FUND (inception date)                   LAST 1 YEAR LAST 2 YEARS LAST 3 YEARS LAST 5 YEARS SINCE INCEPTION
AZL BlackRock Growth Fund                 -60.70%     -32.77%      -23.08%      -11.39%        -8.13%
(5/1/2002)
AZL Columbia Technology Fund              -50.63%     -22.16%      -14.66%       -9.75%        -8.28%
(11/5/2001)
AZL BlackRock Capital Appreciation Fund   -36.37%     -15.99%      -10.50%        N/A          -3.84%
(4/29/2005)

TAX CONSEQUENCES
If the separate accounts investing in the Funds and the Contracts are properly structured under the insurance company provisions of the federal tax law (as the Manager believes is the case), the Reorganization will not be a taxable event for Contract Owners who have a portion of their variable annuity contract allocated to the Funds, regardless of the tax status of the Reorganization.

As a condition to the closing of each Reorganization, the Acquired Funds and the Acquiring Fund will receive an opinion from Dorsey & Whitney LLP to the effect that each Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Accordingly, shareholders (the separate accounts of Allianz Life and Allianz Life of New York) will not recognize taxable gain or loss as a result of the Reorganization.

For more information about the federal income tax consequences of the Reorganization, see the section entitled "Tax Status of the Reorganization."

                                       15
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

FEES AND EXPENSES

The following table describes the fees and expenses as of the end of the most recent fiscal year that you pay if you buy and hold shares of the Acquired Funds or shares of the Acquiring Fund. The table also shows estimated pro forma expenses of the Acquiring Fund assuming the proposed Reorganization had been effective during the most recent fiscal year, adjusted to reflect current fees. The table does not reflect the expenses that apply to the subaccounts or the Contracts. Inclusion of these charges would increase expenses for all periods shown. The fees and expenses below exclude the costs of the Reorganization. See "Reasons for the Proposed Reorganization and Board Deliberations" for additional information concerning the allocation of the costs of the Reorganization.

TABLE A-2

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

The following table is based on fund assets as of December 31, 2008.

              BLACKROCK GROWTH FUND COLUMBIA TECHNOLOGY FUND      BLACKROCK CAPITAL      BLACKROCK CAPITAL APPRECIATION FUND - PRO
                 (ACQUIRED FUND)        (ACQUIRED FUND)           APPRECIATION FUND              FORMA WITH ACQUIRED FUNDS
                                                                  (ACQUIRING FUND)
Management       0.85% (a)(b)          0.81% (a)                0.80% (a)(b)                0.80% (b)(c)
Fee
Distribution     0.25%                 0.25%                    0.25%                       0.25%
(12b-1) Fees
(d)
Other            0.13%                 0.16%                    0.15%                       0.11%
Expenses
Total Annual     1.23%                 1.22%                    1.20%                       1.16%
Operating
Expenses
Fee Waiver       0.00%                 0.00%                    0.00%                       0.00%
(e)
Net Annual       1.23% (b)             1.22%                    1.20% (b)                   1.16% (b)
Fund
Operating
Expenses (e)

(a)The management fee rate is the contractual rate charged for the Fund's most recent fiscal year, which ended December 31, 2008.
(b)As of the date of this proxy statement/prospectus, the Manager is voluntarily reducing the management fee for BlackRock Growth Fund to 0.70% on the first $200 million of assets and 0.65% on assets over $200 million and for BlackRock Capital Appreciation Fund to 0.75%. In connection with the Reorganization, the Manager will voluntarily reduce the management fee for the combined Fund to 0.70% on the first $200 million of assets and 0.65% on assets over $200 million. The Manager reserves the right to increase the management fees to the amounts shown in the table above at any time. If the voluntary management fee reductions were reflected in the table, the Net Annual Fund Operating Expenses would be lower.
(c)The management fee rate shown reflects what the rate would be under the current management fee schedule for the Acquiring Fund based on the combined assets of the Funds for the fiscal year ended December 31, 2008.
(d)The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. The Fund pays Allianz Life Financial Services, LLC, the Fund's distributor, an annual fee of up to 0.25% of average daily net assets as payment for distributing its shares and providing shareholder services.
(e)The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.30% for AZL BlackRock Growth Fund, 1.35% for AZL Columbia Technology Fund, and 1.20% for BlackRock Capital Appreciation Fund through April 30, 2010. The Fund is authorized to reimburse the Manager for management fees previously waived and/or for the cost of Other Expenses paid by the Manager provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse the Manager in this manner only applies to fees paid or reimbursements made by the Manager within the three fiscal years prior to the date of such reimbursement. To the extent that such reimbursements to the Manager are expected in the upcoming year, the amount of the reimbursements, if any, is included in the financial statements in the Fund's shareholder reports and is reflected in Other Expenses in the table above.

                                       16
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

EXAMPLE: Use the following tables to compare fees and expenses of the Funds to other investment companies. The tables illustrate the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. The tables also show pro forma expenses of the Acquiring Fund assuming the proposed Reorganization had been in effect for the periods shown. The tables do not reflect the effect of any fee or expense waivers. The tables also do not reflect separate account or insurance contract fees and charges. An investor's actual costs may be different.

FUND                                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
BlackRock Growth Fund (Acquired Fund)                                 $125    $390    $676   $1,489
Columbia Technology Fund (Acquired Fund)                              $124    $387    $670   $1,477
BlackRock Capital Appreciation Fund (Acquiring Fund)                  $122    $381    $660   $1,455
BlackRock Capital Appreciation Fund - Pro Forma with Acquired Funds   $118    $368    $638   $1,409

THIS EXAMPLE DOES NOT REPRESENT ACTUAL EXPENSES, PAST OR FUTURE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. THIS EXAMPLE DOES NOT REFLECT THE EXPENSES THAT APPLY TO THE SUBACCOUNTS OR THE CONTRACTS. INCLUSION OF THSE CHARGES WOULD INCREASE EXPENSES FOR ALL PERIODS SHOWN.

THE REORGANIZATION

TERMS OF THE REORGANIZATION
The Board has approved the Plans, a copy of each of which is attached as Exhibit A and Exhibit B. The Plans provide for the Reorganization on the following terms:
o The Reorganization is scheduled to occur on the first day that the New York Stock Exchange is open for business following shareholder approval and receipt of any necessary regulatory approvals, but may occur on any later date agreed to by an Acquired Fund and the Acquiring Fund.
o The Acquired Funds will transfer all of their assets to the Acquiring Fund and, in exchange, the Acquiring Fund will assume the Acquired Funds' liabilities.
o The Acquiring Fund will issue shares to each Acquired Fund in an amount equal to the value of the assets that it receives from each Acquired Fund, less the liabilities assumed by the Acquiring Fund in the transaction. These shares will immediately be distributed by the Acquired Funds to their shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. As a result, shareholders (the separate accounts) of the Acquired Funds will become shareholders of the Acquiring Fund. Contract values that were allocated to subaccounts invested in the Acquired Funds will be allocated to subaccounts investing in the Acquiring Fund.
o Neither the Acquired Funds nor any Contract Owners whose contract values are allocated to subaccounts investing in the Acquired Funds will pay any sales charge in connection with the Reorganization.
o The net asset value of the Acquired Funds and the Acquiring Fund will be computed as of 3:00 p.m. Central time, on the closing date.
o After the Reorganization, the Acquired Funds will be terminated.

CONDITIONS TO CLOSING THE REORGANIZATION
The completion of the Reorganization is subject to certain conditions described in the Plans, including:
o Each Acquired Fund will have declared and paid a dividend that will distribute all of the Fund's taxable income, if any, to the shareholders (the separate accounts) of the Fund for the taxable years ending at or prior to the closing.
o The Funds will have received any approvals, consents, or exemptions from the SEC or any regulatory body necessary to carry out the Reorganization.
o An effective registration statement on Form N-14 will be on file with the SEC.
o The Contract Owners of each Acquired Fund who are eligible to provide voting instructions for the meeting will have approved the respective Plans.

                                       17
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

o The Acquired Funds will receive an opinion of tax counsel that the proposed Reorganization will be tax-free for the Acquired Funds and the Acquiring Fund and for the separate accounts that are the shareholders of the Acquired Funds.

TERMINATION OF THE PLAN
The Plans and the transactions contemplated by them may be terminated and abandoned by resolutions of the Board of Trustees of the Acquired Funds or the Acquiring Fund at any time prior to closing. In the event of a termination, there will be no liability for damages on the part of either the Acquired Funds or the Acquiring Fund, or the trustees, officers, or shareholders of the Acquired Funds or the Acquiring Fund.

TAX STATUS OF THE REORGANIZATION
For federal income tax purposes, the transfer of the assets of each Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of the Acquiring Fund shares to shareholders of each Acquired Fund is treated as a separate Reorganization. However, for ease of reference, the Reorganizations are discussed collectively.
The exchange of the Acquired Funds' assets for shares of the Acquiring Fund, and the subsequent distribution of those shares to shareholders of the Acquired Funds and the liquidation of the Acquired Funds, are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Code. The Acquired Funds and the Acquiring Fund will receive an opinion of Dorsey & Whitney LLP, based in part on certain representations by the VIP Trust on behalf of the Acquired Funds and the Acquiring Fund, substantially to the effect that:
   o  The Reorganization will constitute a reorganization within the meaning of
      Section 368(a)(1) of the Code, and the Acquiring Fund and each of the Acquired Funds will qualify as a party to the reorganization within the meaning of Section 368(b) of the Code.
   o Acquired Fund shareholders will recognize no income, gain, or loss upon receipt, pursuant to the Reorganization, of Acquiring Fund Shares. Acquired Fund shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of each Acquired Fund which are distributed by Acquired Fund prior to the Closing.
   o The tax basis of the Acquiring Fund Shares received by each Acquired Fund shareholder pursuant to the Reorganization will be equal to the tax basis of the Acquired Fund shares exchanged therefor.
   o The holding period of the Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganization will include the period during which the Acquired Fund shareholder held the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shares were held as a capital asset at the Effective Time.
   o The Acquired Funds will recognize no income, gain, or loss by reason of the Reorganization.
   o The Acquiring Fund will recognize no income, gain, or loss by reason of the Reorganization.
   o The tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Acquired Funds as of the Effective Time.
   o The holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the Acquired Funds.
   o The Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Acquired Funds as of the Effective Time.

REASONS FOR THE PROPOSED REORGANIZATION AND BOARD DELIBERATIONS
The Board believes that the proposed Reorganization will be advantageous to shareholders of the Acquired Funds based on its consideration of the following matters:
o TERMS AND CONDITIONS OF THE REORGANIZATION. The Board considered the terms and conditions of the Reorganization as described in the previous paragraphs.
o TAX CONSEQUENCES. The Board considered the tax-free nature of the Reorganization.
o CONTINUITY OF INVESTMENT. The Board considered the compatibility of the Funds and the degree of similarity between the investment objectives and the principal investment strategies for the Acquired Funds and the Acquiring Fund. The Board considered the fact that the Acquired Funds and the Acquiring Fund have comparable investment objectives and, except as described in this proxy statement, investment strategies and policies that are substantially similar. In the case of BlackRock Growth Fund, the Board noted that the Acquired Fund and the Acquiring Fund have the same investment objectives, principal investment strategies and principal investment risks. The Board also took note

                                       18
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009
  of the fact that following the Reorganization, shareholders of the Acquired Funds will be invested in a Fund holding a portfolio whose characteristics are similar to those of the portfolio currently held by the Acquired Funds, except as described in this proxy statement.
o EXPENSE RATIOS. The Board considered the relative expenses of the Funds. At December 31, 2008, the end of each Fund's most recent fiscal year, the total operating expense ratio for the Acquiring Fund was lower than the total operating expense ratio for each of the Acquired Funds. The contractual management fee for the Acquiring Fund is lower than that for each the Acquired Funds, and the contractual management fees for the Colombia Technology Fund includes breakpoints. The Funds have the same Distribution (12b-1) Fees, and the Other Expenses for the Acquiring Fund following the Reorganization are expected to be lower than for any of the Funds prior to the Reorganization. The Board considered the Manager's voluntary waiver of fees for the BlackRock Growth Fund and for the Acquiring Fund, including the fact that the Manager had agreed voluntarily to further reduce its fees for the Acquiring Fund in connection with the Reorganization and that the Manager may revoke its voluntary waiver of fees at any time. The Board considered that, in sum, shareholders of the Acquired Funds could expect lower total operating expenses following the Reorganization.
  The Board also considered the possibility that both higher aggregate net assets resulting from the Reorganization and the opportunity for net cash inflows, or reduced outflows, may reduce the risk that, if net assets of the Acquired Funds fail to grow, or even diminish, the Acquired Funds' total expense ratios could rise from current levels as fixed expenses become a larger percentage of net assets. The Board noted that all of the Funds are subject to expense limitation agreements that will remain in place through at least April 30, 2010. The Board considered the fact that all of the Funds currently are operating with expenses below the caps contained in their respective expense limitation agreement and that the Acquiring Fund is not subject currently to reimbursements to the Manager for expenses previously waived by the Manager.
o ECONOMIES OF SCALE. The Board considered the advantage of combining Funds with similar investment objectives and investment strategies. The Board believes that the combined Fund may have the opportunity to take advantage of the economies of scale associated with a larger fund. The combined Fund may have better prospects for growth than any of the Funds separately. For example, a larger fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility. Furthermore, as indicated above, fixed expenses, such as audit expenses and accounting expenses that are charged on a per fund basis, may be reduced.
o COSTS. The Board noted that the Acquired Funds each will bear the expenses of printing and mailing communications to the Contract Owners who beneficially owned its shares and that all other expenses of the Reorganization, including accounting, legal, and custodial expenses, and any costs related to repositioning of the Acquiring Funds' portfolios after the Reorganization, will be allocated equally among the Acquired Funds and the Acquiring Fund. The Board also noted that the estimated total reorganization costs, including repositioning costs, would be less than $0.01 per share of the combined Fund. The Board considered the Manager's analysis showing that the reduction in annual operating expenses for the Acquired Funds and the Acquiring Fund resulting from the Reorganization is likely to be greater than the expenses of the Reorganization to be borne by the Acquired Funds or Acquiring Fund, as the case may be.
o DILUTION. The Board considered the fact that the Reorganization will not dilute the interests of the current Contract Owners with contract values allocated to subaccounts investing in the Acquired Funds because it would be effected on the basis of the relative net asset value per share of the Acquired Funds and the Acquiring Fund, respectively. Thus, subaccounts holding shares of the Acquired Funds will receive shares of the Acquiring Fund equal in value to their shares in the Acquired Funds.
o PERFORMANCE AND OTHER FACTORS. The Board considered the relative performance records of the Funds. The Board took into account the better overall track record of the Acquiring Fund, when compared to the Acquired Funds, over the four years since the inception of the Acquiring Fund. While the Board was cognizant of the fact that an Acquiring Fund's past performance is no guarantee of its future results, and that returns for the Acquiring Fund prior to November 24, 2008, and for BlackRock Growth Fund prior to January 26, 2009, were the result of investment choices by different subadvisors, it did recognize that the better overall track record of the Acquiring Fund could help attract more assets into the combined Funds and therefore could increase shareholder confidence in the combined Fund. The Board concluded that increased inflows, or reduced outflows, could lead to further economies of scale (see "Economies of Scale" above).

  The Board also considered the fact that the Funds have similar investment objectives and strategies. The Reorganization should allow for a concentrated selling effort, thereby potentially benefiting shareholders of the combined

                                       19
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

  Funds. The Board further took into account the Manager's belief that each Acquired Fund, as a stand-alone Fund, was unlikely to experience significant growth in assets as a result of inflows.
o POTENTIAL EFFECTS ON THE MANAGER. The Board considered the potential benefits from the Reorganization that could be realized by the Manager. The Board recognized that the potential benefits to the Manager consist principally of economies of scale and the elimination of expenses incurred in duplicative efforts to administer separate funds. The Board noted, however, that shareholders of the Acquired Funds will benefit over time from any long-term decrease in overall operating expense ratios resulting from the proposed Reorganization. The Board noted that the proposed Reorganization would affect the amount of management fees that the Manager retains after payment of the subadvisory fees. The table below assumes that the Reorganization has taken place and gives effect to the additional temporary reduction in management fees payable to Manager. See Table A-2 above for information concerning current management fees for both Funds and the voluntary reductions in management fees that are currently in effect.

FUND                                                                MANAGEMENT FEE RETAINED AFTER PAYMENT OF SUBADVISORY FEE (1)
BlackRock Growth Fund (Acquired Fund)                                                          0.30%
Columbia Technology Fund (Acquired Fund)                                                       0.27%
BlackRock Capital Appreciation Fund (Acquiring Fund)                                           0.35%
   Weighted Average Before Reorganization                                                      0.32%
BLACKROCK CAPITAL APPRECIATION FUND - PRO FORMA WITH ACQUIRED FUNDS                          0.29% (2)

 (1)Calculations are as of May 31, 2009, using monthly average assets under management for May 2009.
 (2)Calculated using management fee rates and subadvisory fee rates effective October 26, 2009.

The Board did not assign relative weights to the foregoing factors or deem any one or group of them to be controlling in and of themselves.

BOARDS' DETERMINATIONS
After considering the factors described above and other relevant information at an in-person meeting held on June 10, 2009, the Board of Trustees of each of the Acquired Funds, including a majority of the independent Board members, found that participation in the Reorganization is in the best interests of the Acquired Funds and that the interests of existing Contract Owners with contract values allocated to subaccounts investing in the Acquired Funds would not be diluted as a result of the Reorganization.

The Board of Trustees of the Acquiring Fund approved the Plans at the meeting held on June 10, 2009. Among other factors, the Board members considered the terms of the Plans, the provisions intended to avoid the dilution of Contract Owners' interests, and the anticipated tax consequences of the Reorganization. The Board found that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of existing Contract Owners with contract values allocated to subaccounts investing in the Acquiring Fund will not be diluted as a result of the Reorganization.

RECOMMENDATION AND VOTE REQUIRED
The Board recommends that Contract Owners who are entitled to vote at the meeting approve the proposed Plans. Approval of each Plan requires the affirmative vote, in person or by proxy, of a majority of the voting power of the outstanding shares of the respective Acquired Fund as the record date, July 20, 2009. Shareholders of each Acquired Fund will vote separately on the Plan applicable the Acquired Fund in which they are invested. Each share is entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value per share held by a shareholder on the record date. If the Plan is not approved by the Acquired Fund, the Board will consider what further action should be taken. The Reorganization will proceed with respect to any Acquired Fund approving it, even if the other Acquired Fund does not.

If shareholder approval is obtained, the Reorganization is scheduled to be effective on or about October 23, 2009.

                                       20
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

SECTION B - PROXY VOTING AND SHAREHOLDER MEETING INFORMATION
REFERENCE TO THE "FUND" IN THIS SECTION IS A REFERENCE TO THE ACQUIRED FUND.

A special meeting of shareholders of the Acquired Funds will be held as specified in the Notice of Special Meeting that accompanies this proxy statement/prospectus. At the meeting, shareholders (the separate accounts) will vote their shares of the Acquired Funds.

You have the right to instruct Allianz Life and Allianz Life of NY (together, "Allianz") on how to vote the shares of the Acquired Funds held under your Contract. The number of Fund shares for which you may provide instructions will be based on the dollar amount of Fund shares that you own beneficially through the subaccount accumulation units and/or annuity units in your Contract on the record date. Each accumulation unit or annuity unit represents a specified dollar value and a specified number of Fund shares. For each dollar of value, the Contract Owner is permitted to vote one Fund share. We count fractional votes. If you execute and return your voting instruction form, but do not provide voting instructions, Allianz will vote the shares underlying your Contract in favor of the proposal described above. Allianz will vote any shares for which it does not receive a voting instruction form, and any shares which it or its affiliates hold for their own account, in proportionately the same manner as shares for which it has received voting instructions. Allianz will not require voting instructions for a minimum number of shares, and therefore a small number of shareholders could determine the outcome of any proposal.

For the Meeting to proceed, there must be a quorum. This means that at least 25% of a Fund's shares must be represented at the Meeting either in person or by proxy. Because Allianz is the only shareholder of the Funds, its presence at the Meeting in person or by proxy will meet the quorum requirement.

You may revoke your voting instructions up until voting results are announced at the Meeting or at any adjournment of the Meeting by giving written notice to Allianz prior to the Meeting by mail to Allianz Variable Insurance Products Trust, c/o Advisory Management, A 3-825, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, by executing and returning to Allianz a voting instruction form with a later date, or by attending the Meeting and voting in person. If you need a new voting instruction form, please call the Fund at 1-800-950-5872 ext. 35857, and a new voting instruction form will be sent to you. If you return an executed form without voting instructions, your shares will be voted "FOR" the proposal.

The Acquired Funds will pay all costs of solicitation, including the cost of preparing and mailing the Notice of a Special Meeting of shareholders and this proxy statement/prospectus to Contract Owners. Representatives of the Manager, without cost to the Fund, also may solicit voting instructions from Contract Owners by means of mail, telephone, or personal calls.

DISSENTERS' RIGHTS OF APPRAISAL. There are no appraisal or dissenters' rights for shareholders of the Acquired Funds. Delaware law does not grant beneficiaries of statutory trusts who dissent from approval of the Reorganization the right to demand an appraisal for their interests and payment of their fair cash value. As a result, shareholders who object to the Reorganization do not have a right to demand a different payment for their shares of beneficial interest.

OTHER MATTERS. Management of the Funds anticipates that an election of Trustees and ratification of the auditors also will be conducted at the Meeting. You will receive a separate proxy statement containing information regarding these other matters if you are eligible to vote on them. Otherwise, management of the Funds knows of no other matters that may properly be, or that are likely to be, brought before the Meeting. However, if any other business shall properly come before the Meeting, the persons named on the voting instruction form intend to vote thereon in accordance with their best judgment.

ADJOURNMENT. In the event that voting instructions received by the time scheduled for the meeting are not sufficient to approve the Reorganization, representatives of Allianz may move for one or more adjournments of the meeting for a period of not more than 120 days in the aggregate to allow further solicitation of voting instructions on the proposals. Any adjournment requires the affirmative vote of a majority of the voting power of the shares present at the meeting. Representatives of Allianz will vote in favor of adjournment. The Acquired Funds will pay the costs of any additional solicitation and of any adjourned meeting. A shareholder vote may be taken on one or more of the items in this proxy statement prior to adjournment if sufficient voting instructions have been received.

                                       21
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

SECTION C - CAPITALIZATION, OWNERSHIP OF FUND SHARES AND OTHER FUND INFORMATION IN THIS SECTION REFERENCE TO THE "FUND" IS A REFERENCE TO THE ACQUIRING FUND AND THE ACQUIRED FUNDS.

This section contains the following information about the Funds:

TABLE   CONTENT

        (all information is shown for the fiscal year ended December 31, 2008, unless noted otherwise)

C-1 Actual and pro forma capitalization of the Acquired Fund and the Acquiring Fund

C-2     Actual and pro forma ownership of Fund shares

CAPITALIZATION

The following table shows the capitalization of the Funds at December 31, 2008, and on a pro forma basis, assuming the proposed Reorganization had taken place.

TABLE C-1. ACTUAL AND PRO FORMA CAPITALIZATION OF THE ACQUIRED FUNDS AND THE ACQUIRING FUNDS

FUND                                                                     NET ASSETS  NET ASSET VALUE SHARES OUTSTANDING
                                                                                        PER SHARE
BlackRock Growth Fund (Acquired Fund)o                                  $136,580,172      $5.06          26,976,834
Columbia Technology Fund (Acquired Fund)o                               $39,790,405       $4.78          8,328,533
BlackRock Capital Appreciation Fund (Acquiring Fund)                    $99,344,439       $8.66          11,474,707
Adjustments*                                                            -$134,800         --               -14,949,424
BlackRock Capital Appreciation Fund - Pro Forma with the Acquired Funds $275,580,216      $8.66          31,830,650

* The number of Fund shares for which you may provide instructions will be based on the dollar amount of Acquired Fund shares that you own beneficially through the subaccount accumulation units and/or annuity units in your Contract on the record date.

**The adjustment to net assets represents the impact as a result of the estimated Reorganization fees and expenses that will be paid by the Funds, and the adjustment to shares outstanding represents the impact as a result of the shares being issued by the Acquiring Fund to the Acquired Fund shareholders.

                                       22
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

OWNERSHIP OF FUND SHARES

The following table provides information on shareholders who owned more than 5% of each Fund's outstanding shares at the record date. At the record date, officers and directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

TABLE C-2. ACTUAL AND PRO FORMA OWNERSHIP OF FUND SHARES [ADD UPON AMENDMENT]

FUND                                      5% OWNERS            PERCENT OF SHARES        PERCENT OF SHARES HELD FOLLOWING THE
                                                                     HELD                          REORGANIZATION
BlackRock Growth Fund               Allianz Life Variable          [00.00]%                             N/A
                                          Account B
Columbia Technology Fund            Allianz Life Variable                                               N/A
                                          Account B
BlackRock Capital Appreciation      Allianz Life Variable          [00.00]%                           [00.00]%
Fund                                      Account B


                                       23
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

EXHIBIT A -AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of June 10, 2009, (the "Agreement") is by and among the Allianz Variable Insurance Products Trust (the "VIP Trust" or the "Selling Trust"), a Delaware statutory trust, on behalf of its series, the AZL BlackRock Growth Fund (the "Acquired Fund"), and the same statutory trust (in this role, the "Buying Trust") on behalf of its series, the AZL BlackRock Capital Appreciation Fund (the "Acquiring Fund").

The following table shows the name of the Acquired Fund and the Acquiring Fund that will be parties to the reorganization.

-------------------------------------------------------------------
|      ACQUIRED FUND      |            ACQUIRING FUND             |
-------------------------------------------------------------------
|AZL BlackRock Growth Fund|AZL BlackRock Capital Appreciation Fund|
-------------------------------------------------------------------

In consideration of their mutual promises, the parties agree as follows:

1. SHAREHOLDER APPROVAL. The Acquired Fund will call a meeting of its shareholders for the purpose of approving the Agreement and the transactions it contemplates. The reorganization between the Acquiring Fund and the Acquired Fund is referred to hereinafter as the "Reorganization." The Acquiring Fund agrees to furnish data and information, as reasonably requested, for the proxy statement to be furnished to shareholders of the Acquired Fund.

2. REORGANIZATION.
   a. Plan of Reorganization. The Reorganization is intended to qualify as a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). At the Closing (as defined below), the Selling Trust will convey all of the assets of the Acquired Fund to the Acquiring Fund. The Acquiring Fund will assume all liabilities of the Acquired Fund. At the Closing, the Buying Trust will deliver shares of the Acquiring Fund, including fractional shares, to the Selling Trust. The number of shares will be determined by dividing the aggregate net asset value of the shares of the Acquired Fund, computed as described in
      Section 3(a), by the net asset value of one share of the Acquiring Fund, computed as described in Section 3(b). The Acquired Fund will not pay a sales charge on the receipt of Acquiring Fund shares in exchange for the assets of the Acquired Fund. In addition, the separate account shareholders of the Acquired Fund will not pay a sales charge on distribution to them of shares of the Acquiring Fund.
   b. Closing and Effective Time of the Reorganization. The Reorganization and all related acts necessary to complete the Reorganization (the "Closing") will occur on the first day on which the New York Stock Exchange (the "NYSE") is open for business following approval of contract owners of the Acquired Fund and receipt of all necessary regulatory approvals, or such later date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date of the Closing or at such other time as an authorized officer of the VIP Trust shall determine (the "Effective Time").

3. VALUATION.
   a. The aggregate net asset value of the shares of the Acquired Fund will be computed as of the close of regular trading on the NYSE on the day of Closing (the "Valuation Date") using the valuation procedures in the Acquired Fund's prospectus.
   b. The net asset value per share of shares of the Acquiring Fund will be determined as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures in the Acquiring Fund's prospectus.
   c. At the Closing, the Acquired Fund will provide the Acquiring Fund with a copy of the computation showing the valuation of the aggregate net asset value of the shares of the Acquired Fund on the Valuation Date. The Acquiring Fund will provide the Acquired Fund with a copy of the computation showing the determination of the net asset value per share of shares of the Acquiring Fund on the Valuation Date.

                                       A-1
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

4. LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUND.
   a. As soon as practicable after the Valuation Date, the Selling Trust will liquidate the Acquired Fund and distribute shares of the Acquiring Fund to the Acquired Fund's shareholders of record. The Acquiring Fund will establish shareholder accounts in the names of each Acquired Fund shareholder, representing the respective pro rata number of full and fractional shares of the Acquiring Fund due to each shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Selling Trust. The Acquiring Fund or its transfer agent will establish shareholder accounts in accordance with instructions from the Selling Trust.
   b. Immediately after the Valuation Date, the share transfer books of the Selling Trust relating to the Acquired Fund will be closed and no further transfer of shares will be made.
   c. Promptly after the distribution, the Acquiring Fund or its transfer agent will notify each shareholder of the Acquired Fund of the number of shares distributed to the shareholder and confirm the registration in the shareholder's name.
   d. As promptly as practicable after the liquidation of the Acquired Fund, and in no event later than twelve months from the date of the Closing, the Acquired Fund will be dissolved.

5. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE BUYING TRUST. The Buying Trust represents and warrants to the Acquired Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Buying Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company. The Acquiring Fund is a series of the Buying Trust.
   b. Capitalization. The Buying Trust has authorized capital of an unlimited number of shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquiring Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquiring Fund as of the end of the last fiscal year and the subsequent unaudited semi-annual financial statements, if any (the "Acquiring Fund Financial Statements"), fairly present the financial position of the Acquiring Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Shares to Be Issued upon Reorganization. The shares of beneficial interest to be issued in connection with the Reorganization will be duly authorized and, at the time of the Closing, will be validly issued, fully paid, and non-assessable.
   e. Authority Relative to the Agreement. The Buying Trust has the power to enter into and carry out the obligations described in this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Trustees of the Buying Trust, and no other proceedings by the Buying Trust or the Acquiring Fund are necessary under the Buying Trust's Agreement and Declaration of Trust or By-Laws (the "Governing Documents").
   f. No Violation. The Buying Trust is not in violation of its Governing Documents or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquiring Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquiring Fund.
   g. Liabilities. There are no liabilities of the Acquiring Fund other than:
      (1)liabilities disclosed in the Acquiring Fund Financial Statements,
      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or
      (3)liabilities previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquiring Fund.

                                       A-2
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

   h. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquiring Fund, threatened, that would materially and adversely affect the Acquiring Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   i. Contracts. Except for contracts and agreements previously disclosed to the Selling Trust, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   j. Taxes. The Acquiring Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquiring Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and such returns and reports have been true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquired Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquired Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   k. Registration Statement. The Acquiring Fund will file a registration statement on Form N-14 (the "Registration Statement") with the Securities and Exchange Commission under the Securities Act of 1933 (the "1933 Act") relating to the shares of beneficial interest to be issued in the Reorganization. At the time that the Registration Statement becomes effective, at the time of the Acquired Fund's shareholders' meetings, and at the Closing, the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, none of the representations and warranties in this subsection applies to statements in, or omissions from, the Registration Statement made in reliance on information furnished by the Acquired Fund for use in the Registration Statement.

6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLING TRUST.
   The Selling Trust represents and warrants to the Acquiring Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Selling Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the 1940 Act as an open-end, management investment company. The Acquired Fund is a series of the Selling Trust.
   b. Capitalization. The Selling Trust has authorized capital of an unlimited number shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquired Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquired Fund as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Acquired Fund Financial Statements"), fairly present the financial position of the Acquired Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Authority Relative to the Agreement. The Selling Trust has the power to enter into and to carry out its obligations under this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Selling Trust, the shareholders meetings referred to in Section 6(k) will be called and held, and no other proceedings by the Selling Trust or the Acquired Fund are necessary under the Selling Trust's Governing Documents.
   e. No Violation. The Selling Trust is not in violation of its Agreement and Declaration of Trust or By-Laws (the "Governing Documents") or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquired Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquired Fund.
   f. Liabilities. There are no liabilities of the Acquired Fund other than:
      (1)liabilities disclosed in the Acquired Fund Financial Statements,

                                       A-3
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or
      (3)liabilities previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquired Fund.
   g. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquired Fund, threatened, that would materially and adversely affect the Acquired Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and the Acquired Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   h. Contracts. Except for contracts and agreements previously disclosed to the Buying Trust, the Acquired Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   i. Taxes. The Acquired Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquired Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and all such returns and reports are true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquiring Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquiring Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   j. Fund Securities. All securities listed in the schedules of investments of the Acquired Fund as of the Closing will be owned by the Acquired Fund free and clear of any encumbrances, except as indicated in the schedule.
   k. Shareholders' Meetings; Registration Statement. The Acquired Fund will call and hold a shareholders' meeting at which its shareholders will consider and act upon the transactions contemplated by this Agreement. The Acquired Fund will cooperate with the Acquiring Fund and will furnish information relating to the Selling Trust and the Acquired Fund required in the Registration Statement. At the time that the Registration Statement becomes effective, at the time of the shareholders' meeting, and at the Closing, the Registration Statement, as it relates to the Selling Trust or the Acquired Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, the representations and warranties in this subsection apply only to statements in or omissions from the Registration Statement made in reliance upon information furnished by the Selling Trust or the Acquired Fund for use in the Registration Statement.

7. CONDITIONS TO OBLIGATIONS OF THE BUYING TRUST. The obligations of the Buying Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of the Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Selling Trust and the Acquired Fund will have complied with this Agreement, and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Selling Trust will provide a certificate to the Acquiring Fund confirming that, as of the Closing, the representations and warranties set forth in Section 6 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquired Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Selling Trust, and delivered to the Acquiring Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquired Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective, and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.

                                       A-4
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

   d. Opinion of Counsel. The Buying Trust will have received an opinion of counsel for the Selling Trust, dated as of the Closing, to the effect that
      (i) the Selling Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquired Fund is a series of the Selling Trust; (iii) this Agreement and the Reorganization have been duly authorized and approved by all requisite action of the Selling Trust and the Acquired Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Selling Trust.
   e. Declaration of Dividend. The Acquired Fund, prior to the Closing, will have declared a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund's investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund's investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) and (iii) all of the Acquired Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for the current taxable year (which will end on the Closing date) and any preceding taxable years for which such a dividend is eligible to be made under Section 855 of the Code.

8. CONDITIONS TO OBLIGATIONS OF THE SELLING TRUST. The obligations of the Selling Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Acquiring Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Buying Trust will provide a certificate to the Acquired Fund confirming that, as of the Closing, the representations and warranties set forth in Section 5 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquiring Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Buying Trust, and delivered to the Acquired Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquiring Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.
   d. Opinion of Counsel. The Selling Trust will have received the opinion of counsel for the Buying Trust, dated as of the Closing, to the effect that
      (i) the Buying Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquiring Fund is a series of the Buying Trust; (iii) this Agreement and the Reorganization have been authorized and approved by all requisite action of the Buying Trust and the Acquiring Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Buying Trust; and (iv) the shares to be issued in the Reorganization are duly authorized and upon issuance in accordance with this Agreement will be validly issued, fully paid, and non-assessable shares of the Acquiring Fund.

9. FURTHER CONDITIONS TO THE OBLIGATIONS OF THE BUYING TRUST AND THE SELLING TRUST. As a further condition to the obligations of the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund hereunder, the VIP Trust, on behalf of both the Acquired Fund and the Acquiring Fund, shall have received the opinion of Dorsey & Whitney LLP addressed to the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund, dated as of the date of the Closing, and based in part on representations to be furnished by the VIP Trust on behalf of the Acquired Fund and the Acquiring Fund, substantially to the effect that:
   a. The Reorganization will constitute a reorganization within the meaning of
      Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund each will qualify as a party to the reorganization within the meaning of Section 368(b) of the Code.
   b. Acquired Fund shareholders will recognize no income, gain, or loss upon receipt, pursuant to the Reorganization, of the Acquiring Fund Shares. Acquired Fund shareholders subject to taxation will recognize income upon

                                       A-5
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009
      receipt of any net investment income or net capital gains of the Acquired Fund which are distributed by the Acquired Fund prior to the Closing.
   c. The tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be equal to the tax basis of the Acquired Fund Shares exchanged therefor.
   d. The holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will include the period during which the Acquired Fund Shareholder held the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shares were held as a capital asset at the Effective Time.
   e. The Acquired Fund will recognize no income, gain or loss by reason of the Reorganization.
   f. The Acquiring Fund will recognize no income, gain or loss by reason of the Reorganization.
   g. The tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Acquired Fund as of the Effective Time.
   h. The holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the Acquired Fund.
   i. The Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Acquired Fund as of the Effective Time.
10.AMENDMENT; TERMINATION; NON-SURVIVAL OF COVENANTS, WARRANTIES AND
   REPRESENTATIONS.
   a. This Agreement may be amended in writing if authorized by the Board of Trustees. The Agreement may be amended at any time before or after approval by the shareholders of the Acquired Fund, but after shareholder approval, no amendment shall be made that substantially changes the terms of Sections 2 or 3.
   b. At any time prior to the Closing, any of the parties may waive in writing
      (i) any inaccuracies in the representations and warranties made to it and
      (ii) compliance with any of the covenants or conditions made for its benefit. However, neither party may waive the requirement to obtain shareholder approval or the requirement to obtain a tax opinion.
   c. The Selling Trust may terminate this Agreement at any time prior to the Closing by notice to the Buying Trust if a material condition to its performance or a material covenant of the Buying Trust on behalf of the Acquiring Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Buying Trust on behalf of the Acquiring Fund and is not cured.
   d. The Buying Trust may terminate this Agreement at any time prior to the Closing by notice to the Selling Trust if a material condition to its performance or a material covenant of the Selling Trust on behalf of the Acquired Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Selling Trust on behalf of the Acquired Fund and is not cured.
   e. This Agreement may be terminated by any party at any time prior to the Closing, whether before or after approval by the shareholders of the Acquired Fund, without any liability on the part of either party or its respective trustees, officers, or shareholders, on written notice to the other party, and shall be terminated without liability as of the close of business on December 31, 2009, or a later date agreed upon by the parties, if the Closing has not taken place on or prior to that date.
   f. The representations, warranties, and covenants contained in this Agreement, or in any document delivered in connection with this Agreement, will survive the Reorganization.

11.EXPENSES. All fees paid to governmental authorities for the registration or qualification of the Acquiring Fund Shares and all transfer agency costs related to the shares of the Acquiring Fund Shares shall be allocated to the Acquiring Fund. All fees and expenses related to printing and mailing communications to shareholders and beneficial owners of shares of the Acquired Fund shall be allocated to the Acquired Fund. All of the other expenses of the transactions required for the Reorganization, including without limitation, accounting, legal, and custodial expenses, shall be allocated equally between the Acquired Fund and the Acquiring Fund. The expenses specified in this Section shall be borne by the Fund to which they are allocated.

12. GENERAL.
   a. Headings. The headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement. Nothing in this Agreement is intended to confer upon any other person any rights or remedies by reason of this Agreement.
   b. Governing Law. This Agreement will be governed by the laws of the state of Minnesota.

                                       A-6
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

13. INDEMNIFICATION. Each party will indemnify and hold the other and its officers and trustees (each an "Indemnitee") harmless from and against any liability or other cost and expense, in connection with the defense or disposition of any action, suit, or other proceeding, before any court or administrative or investigative body in which the Indemnitee may be involved as a party, with respect to actions taken under this Agreement. However, no Indemnitee will be indemnified against any liability or expense arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Indemnitee's position.

                                       A-7
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

on behalf of AZL BlackRock Growth Fund

By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

on behalf of AZL BlackRock Capital Appreciation Fund

By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President

                                       A-8
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

EXHIBIT B -AGREEMENT AND PLAN OF REORGANIZATION


THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of June 10, 2009, (the "Agreement") is by and among the Allianz Variable Insurance Products Trust (the "VIP Trust" or the "Selling Trust"), a Delaware statutory trust, on behalf of its series, the AZL Columbia Technology Fund (the "Acquired Fund"), and the same statutory trust (in this role, the "Buying Trust") on behalf of its series, the AZL BlackRock Capital Appreciation Fund (the "Acquiring Fund").

The following table shows the name of the Acquired Fund and the Acquiring Fund that will be parties to the reorganization.

----------------------------------------------------------------------
|       ACQUIRED FUND        |            ACQUIRING FUND             |
----------------------------------------------------------------------
|AZL Columbia Technology Fund|AZL BlackRock Capital Appreciation Fund|
----------------------------------------------------------------------


In consideration of their mutual promises, the parties agree as follows:

1. SHAREHOLDER APPROVAL. The Acquired Fund will call a meeting of its shareholders for the purpose of approving the Agreement and the transactions it contemplates. The reorganization between the Acquiring Fund and the Acquired Fund is referred to hereinafter as the "Reorganization." The Acquiring Fund agrees to furnish data and information, as reasonably requested, for the proxy statement to be furnished to shareholders of the Acquired Fund.

2. REORGANIZATION.
   a. Plan of Reorganization. The Reorganization is intended to qualify as a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). At the Closing (as defined below), the Selling Trust will convey all of the assets of the Acquired Fund to the Acquiring Fund. The Acquiring Fund will assume all liabilities of the Acquired Fund. At the Closing, the Buying Trust will deliver shares of the Acquiring Fund, including fractional shares, to the Selling Trust. The number of shares will be determined by dividing the aggregate net asset value of the shares of the Acquired Fund, computed as described in
      Section 3(a), by the net asset value of one share of the Acquiring Fund, computed as described in Section 3(b). The Acquired Fund will not pay a sales charge on the receipt of Acquiring Fund shares in exchange for the assets of the Acquired Fund. In addition, the separate account shareholders of the Acquired Fund will not pay a sales charge on distribution to them of shares of the Acquiring Fund.
   b. Closing and Effective Time of the Reorganization. The Reorganization and all related acts necessary to complete the Reorganization (the "Closing") will occur on the first day on which the New York Stock Exchange (the "NYSE") is open for business following approval of contract owners of the Acquired Fund and receipt of all necessary regulatory approvals, or such later date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date of the Closing or at such other time as an authorized officer of the VIP Trust shall determine (the "Effective Time").

3. VALUATION.
   a. The aggregate net asset value of the shares of the Acquired Fund will be computed as of the close of regular trading on the NYSE on the day of Closing (the "Valuation Date") using the valuation procedures in the Acquired Fund's prospectus.
   b. The net asset value per share of shares of the Acquiring Fund will be determined as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures in the Acquiring Fund's prospectus.
   c. At the Closing, the Acquired Fund will provide the Acquiring Fund with a copy of the computation showing the valuation of the aggregate net asset value of the shares of the Acquired Fund on the Valuation Date. The Acquiring Fund will provide the Acquired Fund with a copy of the computation showing the determination of the net asset value per share of shares of the Acquiring Fund on the Valuation Date.

4. LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUND.

                                       B-1
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

   a. As soon as practicable after the Valuation Date, the Selling Trust will liquidate the Acquired Fund and distribute shares of the Acquiring Fund to the Acquired Fund's shareholders of record. The Acquiring Fund will establish shareholder accounts in the names of each Acquired Fund shareholder, representing the respective pro rata number of full and fractional shares of the Acquiring Fund due to each shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Selling Trust. The Acquiring Fund or its transfer agent will establish shareholder accounts in accordance with instructions from the Selling Trust.
   b. Immediately after the Valuation Date, the share transfer books of the Selling Trust relating to the Acquired Fund will be closed and no further transfer of shares will be made.
   c. Promptly after the distribution, the Acquiring Fund or its transfer agent will notify each shareholder of the Acquired Fund of the number of shares distributed to the shareholder and confirm the registration in the shareholder's name.
   d. As promptly as practicable after the liquidation of the Acquired Fund, and in no event later than twelve months from the date of the Closing, the Acquired Fund will be dissolved.

5. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE BUYING TRUST. The Buying Trust represents and warrants to the Acquired Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Buying Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company. The Acquiring Fund is a series of the Buying Trust.
   b. Capitalization. The Buying Trust has authorized capital of an unlimited number of shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquiring Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquiring Fund as of the end of the last fiscal year and the subsequent unaudited semi-annual financial statements, if any (the "Acquiring Fund Financial Statements"), fairly present the financial position of the Acquiring Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Shares to Be Issued upon Reorganization. The shares of beneficial interest to be issued in connection with the Reorganization will be duly authorized and, at the time of the Closing, will be validly issued, fully paid, and non-assessable.
   e. Authority Relative to the Agreement. The Buying Trust has the power to enter into and carry out the obligations described in this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Trustees of the Buying Trust, and no other proceedings by the Buying Trust or the Acquiring Fund are necessary under the Buying Trust's Agreement and Declaration of Trust or By-Laws (the "Governing Documents").
   f. No Violation. The Buying Trust is not in violation of its Governing Documents or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquiring Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquiring Fund.
   g. Liabilities. There are no liabilities of the Acquiring Fund other than:
      (1)liabilities disclosed in the Acquiring Fund Financial Statements,
      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or
      (3)liabilities previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquiring Fund.

   h. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquiring Fund, threatened, that would materially

                                       B-2
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009
      and adversely affect the Acquiring Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   i. Contracts. Except for contracts and agreements previously disclosed to the Selling Trust, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   j. Taxes. The Acquiring Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquiring Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and such returns and reports have been true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquired Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquired Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   k. Registration Statement. The Acquiring Fund will file a registration statement on Form N-14 (the "Registration Statement") with the Securities and Exchange Commission under the Securities Act of 1933 (the "1933 Act") relating to the shares of beneficial interest to be issued in the Reorganization. At the time that the Registration Statement becomes effective, at the time of the Acquired Fund's shareholders' meetings, and at the Closing, the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, none of the representations and warranties in this subsection applies to statements in, or omissions from, the Registration Statement made in reliance on information furnished by the Acquired Fund for use in the Registration Statement.

6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLING TRUST.
   The Selling Trust represents and warrants to the Acquiring Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Selling Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the 1940 Act as an open-end, management investment company. The Acquired Fund is a series of the Selling Trust.
   b. Capitalization. The Selling Trust has authorized capital of an unlimited number shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquired Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquired Fund as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Acquired Fund Financial Statements"), fairly present the financial position of the Acquired Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Authority Relative to the Agreement. The Selling Trust has the power to enter into and to carry out its obligations under this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Selling Trust, the shareholders meetings referred to in Section 6(k) will be called and held, and no other proceedings by the Selling Trust or the Acquired Fund are necessary under the Selling Trust's Governing Documents.
   e. No Violation. The Selling Trust is not in violation of its Agreement and Declaration of Trust or By-Laws (the "Governing Documents") or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquired Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquired Fund.
   f. Liabilities. There are no liabilities of the Acquired Fund other than:
      (1)liabilities disclosed in the Acquired Fund Financial Statements,
      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or

                                       B-3
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

      (3)liabilities previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquired Fund.
   g. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquired Fund, threatened, that would materially and adversely affect the Acquired Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and the Acquired Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   h. Contracts. Except for contracts and agreements previously disclosed to the Buying Trust, the Acquired Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   i. Taxes. The Acquired Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquired Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and all such returns and reports are true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquiring Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquiring Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   j. Fund Securities. All securities listed in the schedules of investments of the Acquired Fund as of the Closing will be owned by the Acquired Fund free and clear of any encumbrances, except as indicated in the schedule.
   k. Shareholders' Meetings; Registration Statement. The Acquired Fund will call and hold a shareholders' meeting at which its shareholders will consider and act upon the transactions contemplated by this Agreement. The Acquired Fund will cooperate with the Acquiring Fund and will furnish information relating to the Selling Trust and the Acquired Fund required in the Registration Statement. At the time that the Registration Statement becomes effective, at the time of the shareholders' meeting, and at the Closing, the Registration Statement, as it relates to the Selling Trust or the Acquired Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, the representations and warranties in this subsection apply only to statements in or omissions from the Registration Statement made in reliance upon information furnished by the Selling Trust or the Acquired Fund for use in the Registration Statement.

7. CONDITIONS TO OBLIGATIONS OF THE BUYING TRUST. The obligations of the Buying Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of the Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Selling Trust and the Acquired Fund will have complied with this Agreement, and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Selling Trust will provide a certificate to the Acquiring Fund confirming that, as of the Closing, the representations and warranties set forth in Section 6 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquired Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Selling Trust, and delivered to the Acquiring Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquired Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective, and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.
   d. Opinion of Counsel. The Buying Trust will have received an opinion of counsel for the Selling Trust, dated as of the Closing, to the effect that
      (i) the Selling Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquired Fund

                                       B-4
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009
      is a series of the Selling Trust; (iii) this Agreement and the Reorganization have been duly authorized and approved by all requisite action of the Selling Trust and the Acquired Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Selling Trust.
   e. Declaration of Dividend. The Acquired Fund, prior to the Closing, will have declared a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund's investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund's investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) and (iii) all of the Acquired Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for the current taxable year (which will end on the Closing date) and any preceding taxable years for which such a dividend is eligible to be made under Section 855 of the Code.

8. CONDITIONS TO OBLIGATIONS OF THE SELLING TRUST. The obligations of the Selling Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Acquiring Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Buying Trust will provide a certificate to the Acquired Fund confirming that, as of the Closing, the representations and warranties set forth in Section 5 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquiring Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Buying Trust, and delivered to the Acquired Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquiring Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.
   d. Opinion of Counsel. The Selling Trust will have received the opinion of counsel for the Buying Trust, dated as of the Closing, to the effect that
      (i) the Buying Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquiring Fund is a series of the Buying Trust; (iii) this Agreement and the Reorganization have been authorized and approved by all requisite action of the Buying Trust and the Acquiring Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Buying Trust; and (iv) the shares to be issued in the Reorganization are duly authorized and upon issuance in accordance with this Agreement will be validly issued, fully paid, and non-assessable shares of the Acquiring Fund.

9. FURTHER CONDITIONS TO THE OBLIGATIONS OF THE BUYING TRUST AND THE SELLING TRUST. As a further condition to the obligations of the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund hereunder, the VIP Trust, on behalf of both the Acquired Fund and the Acquiring Fund, shall have received the opinion of Dorsey & Whitney LLP addressed to the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund, dated as of the date of the Closing, and based in part on representations to be furnished by the VIP Trust on behalf of the Acquired Fund and the Acquiring Fund, substantially to the effect that:
   a. The Reorganization will constitute a reorganization within the meaning of
      Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund each will qualify as a party to the reorganization within the meaning of Section 368(b) of the Code.
   b. Acquired Fund shareholders will recognize no income, gain, or loss upon receipt, pursuant to the Reorganization, of the Acquiring Fund Shares. Acquired Fund shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of the Acquired Fund which are distributed by the Acquired Fund prior to the Closing.

                                       B-5
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

   c. The tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be equal to the tax basis of the Acquired Fund Shares exchanged therefor.
   d. The holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will include the period during which the Acquired Fund Shareholder held the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shares were held as a capital asset at the Effective Time.
   e. The Acquired Fund will recognize no income, gain or loss by reason of the Reorganization.
   f. The Acquiring Fund will recognize no income, gain or loss by reason of the Reorganization.
   g. The tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Acquired Fund as of the Effective Time.
   h. The holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the Acquired Fund.
   i. The Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Acquired Fund as of the Effective Time.
10.AMENDMENT; TERMINATION; NON-SURVIVAL OF COVENANTS, WARRANTIES AND
   REPRESENTATIONS.
   a. This Agreement may be amended in writing if authorized by the Board of Trustees. The Agreement may be amended at any time before or after approval by the shareholders of the Acquired Fund, but after shareholder approval, no amendment shall be made that substantially changes the terms of Sections 2 or 3.
   b. At any time prior to the Closing, any of the parties may waive in writing
      (i) any inaccuracies in the representations and warranties made to it and
      (ii) compliance with any of the covenants or conditions made for its benefit. However, neither party may waive the requirement to obtain shareholder approval or the requirement to obtain a tax opinion.
   c. The Selling Trust may terminate this Agreement at any time prior to the Closing by notice to the Buying Trust if a material condition to its performance or a material covenant of the Buying Trust on behalf of the Acquiring Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Buying Trust on behalf of the Acquiring Fund and is not cured.
   d. The Buying Trust may terminate this Agreement at any time prior to the Closing by notice to the Selling Trust if a material condition to its performance or a material covenant of the Selling Trust on behalf of the Acquired Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Selling Trust on behalf of the Acquired Fund and is not cured.
   e. This Agreement may be terminated by any party at any time prior to the Closing, whether before or after approval by the shareholders of the Acquired Fund, without any liability on the part of either party or its respective trustees, officers, or shareholders, on written notice to the other party, and shall be terminated without liability as of the close of business on December 31, 2009, or a later date agreed upon by the parties, if the Closing has not taken place on or prior to that date.
   f. The representations, warranties, and covenants contained in this Agreement, or in any document delivered in connection with this Agreement, will survive the Reorganization.

11.EXPENSES. All fees paid to governmental authorities for the registration or qualification of the Acquiring Fund Shares and all transfer agency costs related to the shares of the Acquiring Fund Shares shall be allocated to the Acquiring Fund. All fees and expenses related to printing and mailing communications to shareholders and beneficial owners of shares of the Acquired Fund shall be allocated to the Acquired Fund. All of the other expenses of the transactions required for the Reorganization, including without limitation, accounting, legal, and custodial expenses, shall be allocated equally between the Acquired Fund and the Acquiring Fund. The expenses specified in this Section shall be borne by the Fund to which they are allocated.

12. GENERAL.
   a. Headings. The headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement. Nothing in this Agreement is intended to confer upon any other person any rights or remedies by reason of this Agreement.
   b. Governing Law. This Agreement will be governed by the laws of the state of Minnesota.

13. INDEMNIFICATION. Each party will indemnify and hold the other and its officers and trustees (each an "Indemnitee") harmless from and against any liability or other cost and expense, in connection with the defense or

                                       B-6
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009
   disposition of any action, suit, or other proceeding, before any court or administrative or investigative body in which the Indemnitee may be involved as a party, with respect to actions taken under this Agreement. However, no Indemnitee will be indemnified against any liability or expense arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Indemnitee's position.

                                       B-7
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

on behalf of AZL Columbia Technology Fund

By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

on behalf of AZL BlackRock Capital Appreciation Fund

By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President

                                       B-8
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

                    ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                  AZL[{R}] First Trust Target Double Play Fund
             AZL[{R}] PIMCO Fundamental IndexPLUS Total Return Fund
                         AZL TargetPLUS[SM] Equity Fund

                             5701 Golden Hills Drive
                           Minneapolis, MN 55416-1297

Dear Allianz Life and Allianz Life of New York Variable Annuity Contract Owner:

The Board of Trustees of the AZL First Trust Target Double Play Fund, the AZL PIMCO Fundamental IndexPLUS Total Return Fund, and the AZL TargetPLUS Equity Fund (the "Acquired Funds"), each a series of the Allianz Variable Insurance Products Trust (the "VIP Trust"), is pleased to submit a proposal to reorganize the Acquired Funds into the AZL S&P 500 Index Fund (the "Acquiring Fund"), which is another series of the VIP Trust.

As the owner of a variable annuity contract issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York, you beneficially own shares of one or more of the Acquired Funds. Accordingly, we ask that you indicate whether you approve or disapprove of the proposed reorganization affecting your Fund(s) by submitting instructions on how to vote your beneficial shares by phone, internet, or mail.

The proposed reorganization is being undertaken for several reasons, including:
   o Reducing contractual management fees and overall expenses for shareholders of the Acquired Funds; and
   o Providing further economies of scale.

THE BOARD OF TRUSTEES OF THE VIP TRUST BELIEVES THAT THE TRANSACTION IS IN THE BEST INTERESTS OF THE ACQUIRED FUNDS AND THEIR SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL.

 The Board considered various factors in reviewing the proposed reorganization on behalf of the Acquired Funds' shareholders, including, but not limited to, the following:
   * The continuity of investments between the Acquired Funds and the Acquiring Fund.
   * The expectation that the reorganization will reduce expense ratios for the Funds and achieve other economies of scale.
   * Historical performance of the Funds.
   * The expectation that the reorganization will have no tax consequences for contract owners.

If the proposal is approved, the Acquiring Fund will acquire all of the assets of the Acquired Funds in exchange for newly issued shares of the Acquiring Fund. These Acquiring Fund shares in turn will be distributed proportionately to the shareholders of each Acquired Fund in complete liquidation of the Acquired Funds. In order to accomplish the proposed reorganization, the Board of Trustees of the Acquired Funds submits for your approval an Agreement and Plan of Reorganization with respect to each of the Acquired Funds.

Whether or not you plan to attend the meeting, please review the enclosed voting instruction form. You may submit your instructions on voting the shares that you beneficially own by phone, internet, or mail. Following this letter is a Q&A summarizing the reorganization and information on how to vote your shares. Please read the entire proxy statement/prospectus carefully before you vote.

Thank you for your prompt attention to this important matter.

                                       Sincerely,

                                       Jeffrey W. Kletti
                                       President

                   ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                         PROXY STATEMENT/PROSPECTUS Q&A

HERE IS A BRIEF OVERVIEW OF THE CHANGES BEING RECOMMENDED FOR THE AZL FIRST TRUST TARGET DOUBLE PLAY FUND, THE AZL PIMCO FUNDAMENTAL INDEXPLUS TOTAL RETURN FUND, AND THE AZL TARGETPLUS EQUITY FUND. WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT/PROSPECTUS.

Q: WHY IS THE REORGANIZATION BEING PROPOSED?
   The reorganization is being proposed in an effort to reduce operating expenses for funds available to owners of variable annuity and variable life insurance contracts issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York and to provide further economies of scale.

   Your Board of Trustees has determined that the reorganization is in the best interests of the Acquired Funds' shareholders and recommends that you vote FOR the reorganization.

Q: WILL THE EXPENSES OF THE FUND IN WHICH I PARTICIPATE INCREASE AS A RESULT OF
   THE REORGANIZATION?
   No. The total expense ratio for the Acquiring Fund following the reorganization is expected to be lower than the total expense ratio for each of the Acquired Funds prior to the reorganization.

Q: WHO IS PAYING THE COSTS OF THE SHAREHOLDER MEETING AND THIS PROXY
   SOLICITATION?
   Contract owners who were beneficial owners of shares of the Acquired Funds on the record date will bear these costs.

Q: WILL I INCUR TAXES AS A RESULT OF THE REORGANIZATION?
   No. The reorganization is not expected to be a taxable event for contract owners. Please see the Tax Consequences discussion in the enclosed proxy statement/prospectus for additional information.

Q: IF APPROVED, WHEN WILL THE REORGANIZATION HAPPEN?
   If shareholders approve the reorganization, it will take place shortly after the shareholder meeting.

Q: IS THERE ANYTHING I NEED TO DO TO CONVERT MY SHARES?
   No. Upon shareholder approval of the reorganization, the Acquired Fund shares that serve as a funding vehicle for benefits under your variable annuity contract automatically will be exchanged for shares of the Acquiring Fund. The total value of the Acquiring Fund shares that a shareholder receives in the reorganization will be the same as the total value of the Acquired Fund shares held by the shareholder immediately before the reorganization.

Q: HOW DOES THE BOARD RECOMMEND THAT I VOTE?
   After careful consideration, the Board recommends that you vote FOR the reorganization.

Q: HOW AND WHEN DO I VOTE?
   You can vote in one of four ways:
   - By mail with the enclosed voting instruction form
   - By telephone
   - By web site
   - In person at the meeting

   Please refer to the enclosed voting instruction form for the telephone number and internet address. Please vote as soon as possible by following the instructions on the voting instruction form.

Q: WHOM SHOULD I CALL IF I HAVE QUESTIONS?
   If you have questions about any of the proposals described in the proxy statement or about voting procedures, please call toll free at 1-800-950-5872 ext. 37952.

                    ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                             5701 GOLDEN HILLS DRIVE
                        MINNEAPOLIS, MINNESOTA 55416-1297

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 21, 2009

                  AZL[{R}] FIRST TRUST TARGET DOUBLE PLAY FUND
             AZL[{R}] PIMCO FUNDAMENTAL INDEXPLUS TOTAL RETURN FUND
                         AZL TARGETPLUS[SM] EQUITY FUND


A special meeting of the shareholders of the AZL First Trust Target Double Play Fund, the AZL PIMCO Fundamental IndexPLUS Total Return Fund, and the AZL TargetPLUS Equity Fund (each an "Acquired Fund" and, together, the "Acquired Funds") will be held at 10:00 a.m. on October 21, 2009, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Golden Valley, Minnesota. At the meeting, shareholders of the respective Acquired Funds will consider the following proposals:

- To approve an Agreement and Plan of Reorganization (the "Plan") between the AZL First Trust Target Double Play Fund, which is a series of the Allianz Variable Insurance Products Trust (the "VIP Trust"), and the AZL S&P 500 Index Fund (the "Acquiring Fund"), which is another series of the VIP Trust;
- To approve an Agreement and Plan of Reorganization (the "Plan") between the AZL PIMCO Fundamental IndexPLUS Total Return Fund, also a series of the VIP Trust, and the Acquiring Fund; and
- To approve an Agreement and Plan of Reorganization (the "Plan") between the AZL TargetPLUS Equity Fund, also a series of the VIP Trust, and the Acquiring Fund; and
- Such other business as may properly come before the meeting, or any adjournment of the meeting.

Under all of the Plans, the Acquiring Fund would acquire all of the assets and assume all of the liabilities of each Acquired Fund in exchange for shares of the Acquiring Fund, which would be distributed proportionately to the shareholders of the Acquired Funds in complete liquidation of the Acquired Funds, and the assumption of the Acquired Funds' liabilities. Each Plan will be voted upon by the shareholders of the respective Acquired Fund voting separately.

The Acquired Funds issue and sell shares to certain accounts of Allianz Life Insurance Company of North America ("Allianz Life") and Allianz Life Insurance Company of New York ("Allianz Life of NY"). The separate accounts hold shares of mutual funds, including the Acquired Funds, which serve as a funding vehicle for benefits under variable annuity contracts issued by Allianz Life and Allianz Life of NY. As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY are the sole shareholders of the Acquired Funds and are entitled to vote all of the shares of the Acquired Funds. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Acquired Funds in accordance with instructions given by the owners of variable annuity contracts for which the Funds serve as a funding vehicle. This Notice is being delivered to owners of variable annuity contracts who, by virtue of their ownership of the contracts, beneficially owned shares of the Acquired Funds on the record date, so that they may instruct Allianz Life and Allianz Life of NY how to vote the shares of the Acquired Funds underlying their contracts.

Shareholders of record at the close of business on July 20, 2009, are entitled to vote at the meeting.

                                        By order of the Board of Directors

                                        Michael J. Radmer, Secretary

August 7, 2009

                       YOU CAN VOTE QUICKLY AND EASILY.

    PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION FORM.


              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

                   PROXY STATEMENT/PROSPECTUS - AUGUST 7, 2009

                          ACQUIRED FUNDS                                         ACQUIRING FUND
     AZL[{R}] First Trust Target Double Play Fund                        AZL[{R}] S&P 500 Index Fund
                    ("Target Double Play Fund")                              ("S&P 500 Index Fund")
   AZL[{R}] PIMCO Fundamental IndexPLUS Total Return Fund
         ("PIMCO Fundamental IndexPLUS Total Return Fund")
                  AZL TargetPLUS[SM] Equity Fund
                    ("TargetPLUS Equity Fund")

This proxy statement/prospectus describes proposed Agreements and Plans of Reorganization (the "Plans") pursuant to which the outstanding shares of the Target Double Play Fund, the PIMCO Fundamental IndexPLUS Total Return Fund, and the TargetPLUS Equity Fund, one or more of which currently serves as a funding vehicle for your variable annuity contract, (each an "Acquired Fund" and, together, the "Acquired Funds") would be exchanged for shares of the S&P 500 Index Fund (the "Acquiring Fund"). The Acquiring Fund and the Acquired Funds (each a "Fund" and together the "Funds") are named above. The Funds are series of the Allianz Variable Insurance Products Trust (the "VIP Trust"). The address of the Funds is 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. The phone number of the Funds is 877-833-7113.

         THE BOARD OF TRUSTEES OF THE VIP TRUST UNANIMOUSLY RECOMMENDS
                             APPROVAL OF THE PLANS.

THESE SECURITIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR AN AFFILIATE OF ANY BANK, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER AGENCY OF THE UNITED STATES, OR ANY BANK OR AN AFFILIATE OF ANY BANK; AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF VALUE.

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the "1940 Act") and files reports, proxy materials, and other information with the SEC (Investment Company Act file no. 811-09491). These reports, proxy materials, and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request e-mailed to publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed on-line or downloaded from the SEC's Web site at http://www.sec.gov.

You should retain this proxy statement/prospectus for future reference. It sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. Additional information is set forth in the Statement of Additional Information, dated the same date as this proxy statement/prospectus, relating to this proxy statement/prospectus. A current prospectus for the Acquiring Fund, which gives a detailed description of the Acquiring Fund's policies, strategies, and restrictions, accompanies this proxy statement/prospectus.

This proxy statement/prospectus was first mailed to Contract Owners on or about August 7, 2009.

WHERE TO GET MORE INFORMATION

FUND REPORTS:                                   THE ACQUIRING FUND:                          THE ACQUIRED FUND:
Prospectus dated April 27, 2009.                Accompanying, and incorporated by reference  Incorporated by reference into this
                                                into, this proxy statement/prospectus.       proxy statement/prospectus. For a
Annual report for the period ended December 31, For a complete copy at no charge, call toll- copy at no charge, call toll free
2008; and semi-annual report for the period     free 877-833-7113 or write to the address    877-833-7113 or write to the address
ended June 30, 2008.                            given below this table.                      given below this table.

              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

THIS PROXY STATEMENT/PROSPECTUS:

Statement of Additional Information dated Incorporated by reference into this proxy statement/prospectus. For a copy at no charge,
the same date as this proxy               call toll-free 1-800-624-0197 or write to Allianz VIP Trust, Advisory Management, A 3-
statement/prospectus. This document       825, 5701 Golden Hills Drive, Minneapolis, MN 55416.
contains information about both the
Acquired Fund and the Acquiring Fund.
To ask questions about this proxy         Call toll free 1-800-950-5872 ext. 37952 or write to: Allianz VIP Trust, Advisory
statement/prospectus.                     Management, A3-825, 5701 Golden Hills Drive, Minneapolis, MN 55416.

ADDRESS: Allianz Variable Insurance Products Trust, 5701 Golden Hills Drive, Minneapolis, MN 55416.


ABOUT THE ACQUIRED AND ACQUIRING FUNDS

The Acquired Funds issue and sell shares to separate accounts of Allianz Life Insurance Company of North America ("Allianz Life") and Allianz Life Insurance Company of New York ("Allianz Life of NY"). These separate accounts hold shares of mutual funds, including the Acquired Funds, which serve as funding vehicles for benefits under variable annuity contracts issued by Allianz Life and Allianz Life of NY (the "Contracts"). Each separate account has subaccounts that invest in the Acquired Funds and certain other mutual funds. Owners of the Contracts ("Contract Owners") allocate the value of their Contracts among these subaccounts. As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY are the sole shareholders of the Acquired Funds and are entitled to vote all of the shares of each Acquired Fund. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Acquired Funds in accordance with instructions given by the Contract Owners who are eligible to vote at the meeting.

The Funds all are open-end management investment companies. If the Plans are approved, the shares of the Acquiring Fund will be distributed proportionately by each Acquired Fund to the owners of its shares in complete liquidation of the Acquired Funds. Each Acquired Fund shareholder would become the owner of Acquiring Fund shares having a total net asset value equal to the total net asset value of that shareholder's holdings in the Acquired Fund.

The following information summarizes the proposed reorganization of each of the Acquired Funds into the Acquiring Fund (the "Reorganization"). The Reorganization of each Acquired Fund into the Acquiring Fund is separate and distinct, and the shareholders of each Acquired Fund will vote separately on the Plan applicable to the Fund in which they are invested. The Reorganization will proceed with respect to any Acquired Fund approving it. Although they are separate, for ease of reference, the Reorganizations are discussed collectively in this proxy statement/prospectus.

                                       2
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

HOW THE REORGANIZATION WILL WORK
* Each Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Funds' liabilities.
* The Acquiring Fund will issue shares of beneficial interest to each Acquired Fund in an amount equal to the value of the assets that it receives from each Acquired Fund, less the liabilities it assumes. These shares will be distributed to the Acquired Funds' shareholders (the separate accounts) in proportion to their holdings in the Acquired Funds. The value of your interest in the subaccount investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccounts that were invested in the Acquired Funds immediately before the Reorganization. You will not pay any sales charge in connection with this distribution of shares. If you already have an Acquiring Fund account, shares distributed in the Reorganization will be added to that account. As a result, when average cost is calculated for income tax purposes, the cost of the shares in the accounts you owned will be combined.

FUND INVESTMENT OBJECTIVES
The following table presents the investment objective for each of the Funds.

      ACQUIRED FUND              INVESTMENT OBJECTIVE         ACQUIRING                     INVESTMENT OBJECTIVE
                                                                 FUND
 TARGET DOUBLE PLAY FUND             Total return              S&P 500       Match the total return of the Standard & Poor's 500
                                                              INDEX FUND                 Composite Stock Price Index
    PIMCO FUNDAMENTAL     Exceed the total return of the FTSE
 INDEXPLUS TOTAL RETURN           RAFI[TM] 1000 Index
          FUND
 TARGETPLUS EQUITY FUND              Total return

                                       3
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

                               TABLE OF CONTENTS

SECTION A -- Proposal.......................................................5
  PROPOSAL: Approve or Reject the Agreement and Plan of Reorganization......5
    SUMMARY.................................................................5
      How the Reorganization Will Work......................................5
      Comparison of the Acquired Funds and the Acquiring Fund...............6
      Comparison of Investment Objectives...................................6
      Comparison of Investment Strategies...................................6
      Comparison of Investment Policies.....................................13
      Risk Factors..........................................................13
      Performance...........................................................19
      Tax Consequences......................................................23
  FEES AND EXPENSES.........................................................24
  THE REORGANIZATION........................................................25
    Terms of the Reorganization.............................................25
    Conditions to Closing the Reorganization................................25
    Termination of the Plan.................................................26
    Tax Status of the Reorganization........................................26
    Reasons for the Proposed Reorganization and Board Deliberations.........27
    Boards' Determinations..................................................29
    Recommendation and Vote Required........................................29
SECTION B - Proxy Voting and Shareholder Meeting Information................30
SECTION C - Capitalization, Ownership of Fund Shares and Other
            Fund Information................................................31
EXHIBIT A - Agreement and Plan of Reorganization.........................A-1
EXHIBIT B - Agreement and Plan of Reorganization.........................B-1
EXHIBIT C - Agreement and Plan of Reorganization.........................C-1

The prospectus for the Acquiring Fund accompanies this proxy statement/prospectus.

                                       4
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

SECTION A -- PROPOSAL

PROPOSAL: APPROVE OR REJECT THE AGREEMENT AND PLAN OF REORGANIZATION

SUMMARY
This proxy statement/prospectus is being used by the Acquired Funds to solicit voting instructions for the proposals to approve the Plans providing for the Reorganization of the Acquired Funds into the Acquiring Fund. A form of each Plan is included as Exhibit A, Exhibit B, and Exhibit C.

The following is a summary. More complete information appears later in this proxy statement/prospectus. You should read the entire proxy statement/prospectus, exhibits and accompanying materials because they contain details that are not in this summary.

HOW THE REORGANIZATION WILL WORK
The following table shows the names of each Acquired Fund and the Acquiring Fund into which it will be merged.

------------------------------------------------------------------
|               ACQUIRED FUNDS                |  ACQUIRING FUND  |
------------------------------------------------------------------
|           Target Double Play Fund           |S&P 500 Index Fund|
-----------------------------------------------
|PIMCO Fundamental IndexPLUS Total Return Fund|                  |
-----------------------------------------------
|           TargetPLUS Equity Fund            |                  |
------------------------------------------------------------------

* Each Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Funds' liabilities.
* The Acquiring Fund will issue shares of beneficial interest in an amount equal to the value of the assets that it receives from the Acquired Funds, less the liabilities it assumes. These shares will be distributed to the Acquired Funds' shareholders (the separate accounts) in proportion to their holdings in each Acquired Fund. Only Class 2 shares of the Acquiring Fund will be issued in connection with the Reorganization. The value of your interest in the subaccount investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccounts that were invested in the Acquired Funds immediately before the Reorganization.
* As part of the Reorganization, systematic transactions (such as bank authorizations and systematic payouts) currently set up for your Acquired Fund accounts will be transferred to your new Acquiring Fund account. If you do not want your systematic transactions to continue, please contact your financial representative to make changes.
* Neither the Acquired Funds nor the Contract owners whose contract values are allocated to subaccounts investing in the Acquired Funds will pay any sales charge in connection with the Reorganization.
* After the Reorganization has been completed, contract values that were allocated to subaccounts investing in the Acquired Funds will be allocated to subaccounts investing in the Acquiring Fund. The Acquired Funds will be terminated.

                                       5
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

COMPARISON OF THE ACQUIRED FUNDS AND THE ACQUIRING FUND
The Acquired Funds and the Acquiring Fund:
* Are outstanding series of an open-end management investment company organized as a Delaware statutory trust.
* Have Allianz Investment Management LLC (the "Manager") as their investment adviser.
* Have the same policies for buying and selling shares and the same exchange rights.
* Have the same distribution policies.
* Are available only to Contract Owners who allocate contract value to a subaccount that invests in the Funds.


COMPARISON OF INVESTMENT OBJECTIVES
The following table presents the investment objectives for each of the Funds.

  ACQUIRED FUND      INVESTMENT OBJECTIVE     ACQUIRING                            INVESTMENT OBJECTIVE
                                                 FUND
  TARGET DOUBLE          Total return          S&P 500   Match the total return of the Standard & Poor's 500 Composite Stock Price
    PLAY FUND                                 INDEX FUND                        Index (the "S&P 500 Index")
PIMCO FUNDAMENTAL Exceed the total return of
 INDEXPLUS TOTAL    the FTSE RAFI[TM] 1000
   RETURN FUND               Index
TARGETPLUS EQUITY        Total return
      FUND

COMPARISON OF INVESTMENT STRATEGIES
Each of the Funds maintains a similar investment objective, seeking some measure of total return. Each of the Funds focus on larger-capitalization companies and include the S&P 500 Index as an appropriate benchmark for measuring investment performance. However, the Funds have different subadvisers and employ somewhat different investment strategies in pursuit of their investment objectives.

The Target Double Play Fund and the TargetPLUS Equity Fund are subadvised by First Trust Advisors L.P. ("First Trust") and invest in the common stocks of companies selected by the subadviser only once each year from companies identified by various strategies described below. The PIMCO Fundamental IndexPLUS Total Return Fund is subadvised by Pacific Investment Management Company LLC ("PIMCO"), which is affiliated with the Manager, and invests substantially all of its assets in derivative instruments based on an enhanced, performance recalibrated version of the RAFI Index backed by a portfolio of short and intermediate term fixed income instruments.

The Acquiring Fund currently is subadvised by The Dreyfus Corporation and employs a passive investment strategy to invest, normally, in all 500 stocks in the S&P 500 Index in proportion to their weighting in the index.

The Manager expects that on or about the date of the Reorganization The Dreyfus Corporation will be replaced as subadvisor to the S&P 500 Index Fund by BlackRock Investment Management, LLC. The Manager does not expect that any of the investment objectives, strategies or polices of the S&P 500 Index Fund will change. Information regarding BlackRock Investment Management, LLC may be found in the prospectus for the Acquiring Fund which accompanies this proxy statement/prospectus.

Detailed strategies for the Acquired Funds and the Acquiring Fund are set forth below.

PRINCIPAL INVESTMENT STRATEGIES FOR THE TARGET DOUBLE PLAY FUND (ACQUIRED FUND):

The Fund seeks to achieve its objective by investing in the common stocks of companies that are identified by a model based on two separate strategies. Approximately one-half of the common stocks in the Fund's portfolio are selected using The Dow{R} Target Dividend Strategy, and the other one-half are selected using the Value Line{R} Target 25 Strategy. While both of these strategies seek to provide above-average total return, each strategy follows a different principal investment strategy. Because different investments often react differently to economic and market changes, diversifying among investments that have a low correlation to each other has the potential to enhance returns and help reduce overall investment risk. The Fund's investment model has been developed to achieve this kind of diversification.

The securities for each strategy are selected only once annually on or about the last business day before each Stock Selection Date. The "Stock Selection Date" will be on or about December 1 of each year. First Trust serves as the Fund's subadviser for both strategies and generally follows a buy and hold strategy, trading as soon as practicable to the Stock

                                       6
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

Selection Date and/or when required by cash flow activity in the Fund. First Trust may also trade because of mergers and acquisitions if the original stock is not the surviving company and to reinvest dividends.

Between Stock Selection Dates, when cash inflows and outflows require, the Fund purchases and sells common stocks for each of the two strategies according to the approximate current percentage relationship among the shares of the stocks.

Certain provisions of the 1940 Act, as amended, limit the ability of the Fund to invest more than 5% of the Fund's total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities ("Securities Related Companies"). If a Securities Related Company is selected through application of the investment strategy described above, First Trust will depart from the Fund's investment strategy in order to comply with this limitation. Any amount that cannot be allocated to a Securities Related Company because of the 5% limit will be allocated among the remaining portfolio securities in proportion to the percentage relationships determined by the investment strategy.

The performance of the Fund will depend on First Trust's ability to effectively implement the investment strategies of the Fund and also on the performance of the stocks selected that meet the stock selection criteria.

The Fund is non-diversified. This means that the percentage of its assets invested in any single issuer is not limited by the 1940 Act. When the Fund's assets are invested in the securities of a limited number of issuers or it holds a large portion of its assets in a few issuers, the value of its shares will be more susceptible to any single economic, political or regulatory event affecting those issuers or their securities than shares of a diversified fund.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE DOW{R} TARGET DIVIDEND STRATEGY

This investment strategy looks for common stocks issued by companies that are expected to provide income and have the potential for capital appreciation. The Dow{R} Target Dividend Strategy seeks to achieve its objective by investing approximately equal amounts in the common stock of the 20 companies included in the Dow Jones U.S. Select Dividend Index[SM] that have the best overall ranking on both the change in return on assets over the last 12 months and price-to-book ratio.

First Trust selects the common stocks of the 20 companies in the following manner:

   o Starting with the 100 stocks in the Dow Jones U.S. Select Dividend Index[SM], First Trust ranks the stocks from best (1) to worst (100) based on two factors:

        o Change in return on assets over the last 12 months. An increase in return on assets generally indicates improving business fundamentals.

        o Price-to-book ratio. A lower, but positive, price-to-book ratio is generally used as an indication of value.

   o First Trust then selects an approximately equally-weighted portfolio of the 20 stocks with the best overall ranking on the two factors.

VALUE LINE{R} TARGET 25 STRATEGY

The Value Line{R} Target 25 Strategy seeks to achieve its objective by investing in 25 of the 100 stocks to which Value Line{R} gives a #1 ranking for "Timeliness[TM]" based on the Value Line Investment
Survey{R}. The 25 stocks are selected on the basis of certain positive financial attributes. Value Line{R} ranks approximately
1,700 stocks of which only 100 are given their #1 ranking for Timeliness[TM], which reflects Value Line's view of their probable price performance during the next six to 12 months relative to the others. Value Line{R} bases its rankings on a long-term trend of earnings, prices, recent earnings, price momentum, and earnings surprise. The 25 stocks are selected annually from the 100 stocks with the #1 ranking on or about the last business day before each Stock Selection Date.

Companies that, as of the Stock Selection Date, Value Line{R} has announced will be removed from Value Line's #1 ranking for Timeliness[TM] will be removed from the universe of securities from which stocks are selected for the Fund.

First Trust selects the common stocks of the 25 companies in the following manner:

                                       7
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

   o Starting with the 100 stocks to which Value Line{R} gives the #1 ranking for Timeliness[TM], First Trust removes from consideration the stocks of companies considered to be financial companies and the stocks of companies whose shares are not listed on a U.S. securities exchange.

   o  First Trust then ranks the remaining stocks from best (1) to worst
      (100) on the following four factors:

        o  6-month price appreciation, and

        o  12-month price appreciation, and

        o  Return on assets, and

        o  Price to cash flow.

   o First Trust adds up the numerical ranks achieved by each company in the above steps and selects the 25 stocks with the lowest sums.

The selected stocks are weighted by market capitalization subject to the restriction that no stock will comprise less than approximately 1% or more than 7.5% of the Value Line{R} Target 25 Strategy portion of the portfolio on or about the Stock Selection Date. The securities will be adjusted on a proportional basis to accommodate this constraint.

The Fund may engage in frequent trading in order to achieve its investment objectives. Under unusual circumstances, the Fund may allocate cash flows to cash or cash equivalents, or, pro rata, to the remaining common stocks in the strategy, or may sell an existing position. Unusual circumstances may include material adverse developments concerning the issuer of the stock, such as potential insolvency or fraud.

PRINCIPAL INVESTMENT STRATEGIES FOR THE PIMCO FUNDAMENTAL INDEXPLUS TOTAL RETURN FUND (ACQUIRED FUND):

PIMCO, subadviser to the Fund, seeks to achieve the Fund's investment objective by investing, under normal circumstances, substantially all of its assets in derivative instruments based on Enhanced RAFI{trademark} 1000, an enhanced, performance recalibrated version of the RAFI Index, backed by a portfolio of short and intermediate term Fixed Income Instruments (as defined below). The RAFI Index and the Enhanced RAFI{trademark} 1000, which were developed by Research Affiliates, LLC, are described below. The Fund may invest in common stocks, options, futures, options on futures, and swaps, including derivatives based on the RAFI Index. The Fund may also invest up to 10% of its total assets in preferred stocks. The Fund uses Enhanced RAFI{trademark} 1000 derivatives in addition to, or in place of, the stocks included in the Enhanced RAFI{trademark} 1000 to attempt to equal or exceed the performance of the RAFI Index. The values of Enhanced RAFI{trademark} 1000 derivatives closely track changes in the value of the Enhanced RAFI{trademark} 1000. However, Enhanced RAFI{trademark} 1000 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly; consequently, the remainder of the assets may be invested in Fixed Income Instruments. Research Affiliates, LLC, acting as a sub-subadviser to the Fund, provides investment advisory services in connection with the Fund's use of the Enhanced RAFI{trademark} 1000 by, among other things, providing PIMCO, or counterparties designated by PIMCO, with a model portfolio reflecting the composition of the Enhanced RAFI{trademark} 1000 for purposes of developing Enhanced RAFI{trademark} 1000 derivatives. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund's total return, subject to an overall portfolio duration which normally varies from one year minimum duration to a maximum of two years above the duration of the Barclays Capital Aggregate Bond Index. As of December 31, 2008, the duration of the Barclays Capital Aggregate Bond Index was approximately 3.6 years. The Barclays Capital Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The RAFI Index is composed of the 1000 largest publicly traded U.S. companies by fundamental accounting value, which includes accounting data found in a company's annual report, selected from the constituents of the FTSE US All Cap Index. Unlike other indexes, which are frequently comprised of stocks weighted according to their market capitalization, the RAFI Index is weighted by a combination of fundamental factors, including sales, cash flow, book values, and, if applicable, dividends. Sales, cash flow, and dividends are averaged over the prior five years. Indexes based on market capitalization, such as the S&P 500{R} Index, generally overweight stocks that are overvalued, and underweight stocks that are undervalued. Indexes based on fundamental factors, such as the RAFI Index, seek to avoid this problem by weighting stocks based on variables that do not depend on the fluctuations of market valuation. The Enhanced RAFI{trademark} 1000 is a performance recalibrated version of the RAFI Index that incorporates additional factors, such as the quality of corporate earnings and the risk of financial distress, and recalibrates existing factors utilized in the RAFI Index that affect a company's fundamental drivers of value. The Enhanced RAFI{trademark} 1000 may also be rebalanced more frequently than

                                       8
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009
the RAFI Index. The Fund seeks to remain invested in Enhanced RAFI{TM}
1000 derivatives or stocks included in the Enhanced RAFI{trademark} 1000 even when the Enhanced RAFI{trademark} 1000 is declining.

For purposes of the Fund, "Fixed Income Instruments" includes:

   o Securities issued or guaranteed by the U.S. government, and by its agencies or government-sponsored enterprises, some of which may not be guaranteed by the U.S. Treasury;

   o Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

   o  Mortgage-backed and other asset-backed securities;

   o  Inflation-indexed bonds issued both by governments and corporations;

   o Structured notes, including hybrid or "indexed" securities, and event-linked bonds;

   o  Loan participations and assignments;

   o  Delayed funding loans and revolving credit facilities;

   o Bank certificates of deposit, fixed time deposits, and bankers' acceptances;

   o  Repurchase agreements and reverse repurchase agreements;

   o Debt securities issued by states or local governments and their agencies, authorities, and other government-sponsored enterprises;

   o Obligations of non-U.S. governments or their subdivisions, agencies, and government-sponsored enterprises;

   o  Obligations of international agencies or supranational entities; and

   o  Derivatives.

The Fund typically seeks to gain exposure to the Enhanced RAFI{trademark} 1000 by investing in total return index swap agreements. In a typical swap agreement, the Fund receives the price appreciation (or depreciation) on the Enhanced RAFI{trademark} 1000 from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon fee. Research Affiliates facilitates the Fund's use of the Enhanced RAFI{trademark} 1000 by providing model portfolios of the constituent securities of the Enhanced RAFI{trademark} 1000 to the Fund's swap counterparties in order that the counterparties can provide total return swaps based on the Enhanced RAFI{trademark} 1000 to the Fund. Because the Enhanced RAFI{trademark} 1000 is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, the Fund may invest in other derivative instruments, "baskets" of stocks, or individual securities to replicate the performance of the Enhanced RAFI{trademark} 1000.

Though the Fund does not normally invest directly in the Enhanced RAFI{trademark} 1000's constituent securities, when Enhanced RAFI{trademark} 1000 derivatives appear to be overvalued relative to the Enhanced RAFI{trademark} 1000, the Fund may invest all of its assets in a "basket" of Enhanced RAFI{trademark} 1000 stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every Enhanced RAFI{trademark} 1000 stock and the return on the Enhanced RAFI{trademark} 1000 itself. In such cases, PIMCO employs fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests. The Fund also may invest in exchange traded funds.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's or equivalently rated by S&P{R}, or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities of issuers based in countries with developing (or "emerging market") economies. The Fund will normally limit its exposure to foreign currency, from non-U.S. dollar-denominated securities or currencies, to 20% of its total assets.

The Fund may engage in frequent trading in order to achieve its investment objective.

                                       9
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate, and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES FOR THE TARGETPLUS EQUITY FUND (ACQUIRED FUND):

The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in the common stocks of companies that are identified by a model based on five separate strategies.

   o  Approximately 20% in The Dow{R} Target Dividend
      Strategy,

   o  Approximately 20% in the Value Line{R} Target 25
      Strategy,

   o  Approximately 20% in the Target Small-Cap 15 Strategy,

   o  Approximately 20% in the Global Dividend Target 15 Strategy, and

   o  Approximately 20% in the NYSE{R} International Target 25
      Strategy.

The securities for each strategy are selected annually on or about the last business day before each Stock Selection Date. The "Stock Selection Date" will be on or about December 1 of each year. First Trust serves as the Fund's subadviser and generally follows a buy and hold strategy for each of the five investment strategies, trading as soon as practicable to the Stock Selection Date and/or when required by cash flow activity in the Fund. First Trust may also trade because of mergers and acquisitions if the original stock is not the surviving company and to reinvest dividends.

Between Stock Selection Dates, when cash inflows and outflows require, the Fund purchases and sells common stocks for each of the strategies according to the approximate current percentage relationship among the shares of the stocks.

Certain provisions of the 1940 Act, as amended, limit the ability of the Fund to invest more than 5% of the Fund's total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities ("Securities Related Companies"). If a Securities Related Company is selected by the strategy described above, First Trust may depart from the Fund's investment strategy only to the extent necessary to maintain compliance with these provisions. Any amount that cannot be allocated to a Securities Related Company because of the 5% limit will be allocated among the remaining portfolio securities in proportion to the percentage relationships determined by the strategy.

The performance of the Fund will depend on First Trust's ability to effectively implement the investment strategies of the Fund and also on the performance of the stocks selected that meet the stock selection criteria.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE DOW{R} TARGET DIVIDEND STRATEGY

This investment strategy looks for common stocks issued by companies that are expected to provide income and have the potential for capital appreciation. The Dow{R} Target Dividend Strategy seeks to achieve its objective by investing approximately equal amounts in the common stock of the 20 companies included in the Dow Jones U.S. Select Dividend Index[SM] that have the best overall ranking on both the change in return on assets over the last 12 months and price-to-book ratio.

First Trust selects the common stocks of the 20 companies in the following manner:

   o Starting with the 100 stocks in the Dow Jones U.S. Select Dividend Index[SM], First Trust ranks the stocks from best (1) to worst (100) based on two factors:

        o Change in return on assets over the last 12 months. An increase in return on assets generally indicates improving business fundamentals.

        o Price-to-book ratio. A lower, but positive, price-to-book ratio is generally used as an indication of value.

   o First Trust then selects an approximately equally-weighted portfolio of the 20 stocks with the best overall ranking on the two factors.

                                      10
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

VALUE LINE{R} TARGET 25 STRATEGY

The Value Line{R} Target 25 Strategy seeks to achieve its objective by investing in 25 of the 100 stocks to which Value Line{R} gives a #1 ranking for "Timeliness{trademark}" based on the Value Line Investment Survey{R}. The 25 stocks are selected on the basis of certain positive financial attributes. Value Line{R} ranks approximately
1,700 stocks, of which only 100 are given their #1 ranking for Timeliness[TM], which reflects Value Line's view of their probable price performance during the next six to 12 months relative to the others. Value Line{R} bases its rankings on a long-term trend of earnings, prices, recent earnings, price momentum, and earnings surprise. The 25 stocks are selected annually from the 100 stocks with the #1 ranking on or about the last business day before each Stock Selection Date.

Companies that, as of the Stock Selection Date, Value Line{R} has announced will be removed from Value Line's #1 ranking for Timeliness[TM] will be removed from the universe of securities from which stocks are selected for the Fund.

First Trust selects the common stocks of the 25 companies in the following manner:

   o Starting with the 100 stocks to which Value Line{R} gives the #1 ranking for Timeliness[TM], First Trust removes from consideration the stocks of companies considered to be financial companies and the stocks of companies whose shares are not listed on a U.S. securities exchange.

   o First Trust then ranks the remaining stocks from the best (1) to worst (100) on the following four factors:

        o  6-month price appreciation, and

        o  12-month price appreciation, and

        o  Return on assets, and

        o  Price to cash flow.

   o First Trust adds up the numerical ranks achieved by each company in the above steps and selects the 25 stocks with the lowest sums.

The selected stocks are weighted by market capitalization subject to the restriction that no stock will comprise less than approximately 1% or more than 7.5% of the Value Line{R} Target 25 Strategy portion of the portfolio on or about the Stock Selection Date. The securities will be adjusted on a proportional basis to accommodate this constraint.

TARGET SMALL-CAP 15 STRATEGY

The Target Small-Cap Strategy seeks to achieve its objective by investing in the stocks of 15 small-capitalization companies that have recently exhibited certain positive financial attributes.

First Trust selects the stocks of the 15 companies for this strategy in the following manner:

   o First Trust begins with the stocks of all U.S. corporations that trade on the New York Stock Exchange (NYSE{R}), the NYSE
      Amex, or the Nasdaq Stock market (Nasdaq) (excluding limited partnerships, American Depositary Receipts, and mineral and oil royalty trusts) on or about the Stock Selection Date.

   o First Trust then selects companies that have a market capitalization between $500 million and $2.5 billion and whose stock has an average daily trading volume of at least $1 million.

   o First Trust then selects those stocks with positive three-year sales growth.

   o From those stocks, First Trust selects the stocks whose most recent 12 month's earnings are positive.

   o First Trust eliminates any stock whose price has appreciated by more than 75% in the preceding 12 months.

   o Finally, First Trust selects the 15 stocks with the greatest price appreciation in the previous 12 months. Each of the stock's weighting in the portfolio is based on its relative market capitalization (highest to lowest).

GLOBAL DIVIDEND TARGET 15 STRATEGY

The Global Dividend Target 15 Strategy seeks to achieve its objective by investing in the common stocks of certain companies included in the Dow Jones Industrial Average[SM] (DJIA[SM]), the Financial Times Ordinary Index (FT30 Index or Financial Times 30 Index), and the Hang Seng Index[SM]. This strategy invests in the common stocks of the five companies with the lowest per share stock price of the ten companies in each of the DJIA[SM], the FT30 Index and the

                                      11
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

Hang Seng Index, respectively, which have the highest indicated annual dividend yields ("Dividend Yields") in their respective index. First Trust selects the common stocks for this strategy in the following manner:

   o First Trust determines the Dividend Yield on each common stock in the DJIA[SM], the FT30 Index and the Hang Seng Index;

   o First Trust determines the ten companies in each of the DJIA[SM], the FT30 Index, and the Hang Seng Index that have the highest Dividend Yield in the respective index; and

   o From those companies, First Trust then selects an approximately equally weighted portfolio of the common stocks of the 5 companies in each index with the lowest price per share.

NYSE{R} INTERNATIONAL TARGET 25 STRATEGY

This strategy invests in the common stocks of 25 companies selected from the stocks included in the NYSE International 100 Index{R}. The NYSE
International 100 Index{R} consists of the 100 largest non-U.S.
stocks trading on the New York Stock Exchange.

First Trust selects the stocks of the 25 companies for this strategy in the following manner:

   o First Trust begins with the stocks included in the NYSE International 100 Index{R} on or about the Stock Selection Date.

   o First Trust then screens for liquidity by eliminating companies with average daily trading volume for the prior three months below $300,000.

   o First Trust then ranks the remaining stocks based on two factors: price-to-book ratio and price-to-cash flow ratio. Lower, but positive price-to-book ratios and price-to-cash flow ratios are generally used as an indication of value.

   o From those companies, First Trust then selects an approximately equally weighted portfolio of the 25 stocks with the best overall ranking based on the two factors.

The Fund may engage in frequent trading in order to achieve its investment objective. Under unusual circumstances, the Fund may allocate cash flows to cash or cash equivalents, or, pro rata, to the remaining common stocks in the strategy, or may sell an existing position. Unusual circumstances may include material adverse developments concerning the issuer of the stock, such as potential insolvency or fraud.

PRINCIPAL INVESTMENT STRATEGIES FOR THE S&P 500 INDEX FUND (ACQUIRING FUND):

The subadviser normally invests in all 500 stocks in the S&P 500{R} in proportion to their weighting in the index.

The subadviser attempts to have a correlation between the Fund's performance and that of the S&P 500{R} Index of at least 0.95 before expenses. A correlation of 1.00 would mean that the Fund and the index were perfectly correlated.

The S&P 500{R} is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. S&P{R} adjusts each company's stock weighting in the index by the number of available float shares (those shares available to public investors) divided by the company's total shares outstanding, which means larger companies with more available float shares have greater representation in the index than smaller ones.

In seeking to match the performance of the index, the subadviser uses a passive management approach and purchases all or a representative sample of the stocks comprising the benchmark index. The subadviser also may use stock index futures as a substitute for the sale or purchase of securities. Because the Fund has expenses, performance will tend to be slightly lower than that of the target benchmark.

"Standard & Poor's{R}," "S&P{R}," "S&P
500{R}," "Standard & Poor's 500{R}," and "500" are
trademarks of The McGraw-Hill Companies, Inc. and have been licensed by the Manager for use by the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

                                      12
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

COMPARISON OF INVESTMENT POLICIES
If shareholders of the Acquired Funds approve the Reorganization, they will be subject to the investment policies of the Acquiring Fund. The Funds have substantially similar investment policies. Other than as described herein, the Manager does not believe that the differences among the investment policies result in any material difference in the way the Funds are managed.

The Target Double Play Fund is a non-diversified fund and is therefore not restricted by the 1940 Act with respect to purchasing securities of any one issuer. The other Funds are diversified, which means that they must comply with the 1940 Act diversification requirements.

The PIMCO Fundamental IndexPLUS Total Return Fund and the S&P 500 Index Fund generally are not permitted to concentrate 25% or more of assets in the same industry. The Target Double Play Fund and TargetPLUS Equity Fund are not subject to this limitation.

The PIMCO Fundamental IndexPLUS Total Return Fund is expressly permitted, as a fundamental policy, to pursue its investment objective by investing in one or more underlying investment companies or vehicles that have substantially similar investment objectives, policies and limitations as the Fund.

The S&P 500 Index Fund is not permitted to: (i) engage in arbitrage transactions, (ii) purchase warrants (other than those acquired by the Fund in units or attached to securities), (iii) sell securities short, but may sell securities short against the box, or (iv) invest more than 10% of its total assets in the securities of any single issuer or hold more than 20% of the voting securities of any single issuer.

RISK FACTORS
As noted above, the Acquired Funds and the Acquiring Fund employ fundamentally different investment strategies in pursuit of their respective investment objectives. Consequently, the Funds also have different principal investment risks. The principal risks of investing in the Acquired Funds and the Acquiring Fund are shown in the table below. A discussion of each of the various principal risks follows the table.

Depending upon its assessment of changing market conditions, the subadviser of each Fund may emphasize particular asset classes or particular investments at any given time, which may change the risks associated with a Fund. The fact that a risk is not identified as a principal risk for a particular Fund does not mean that the Fund may not be subject to that risk. The Statement of Additional Information for the Acquiring Fund, which is incorporated by reference in this proxy statement/prospectus, contains detailed information on the Acquiring Fund's permitted investments and investment restrictions.

RISK                            TARGET DOUBLE PLAY FUND PIMCO FUNDAMENTAL INDEXPLUS TOTAL RETURN FUND TARGETPLUS  S&P 500 INDEX FUND
                                    (ACQUIRED FUND)                    (ACQUIRED FUND)                EQUITY FUND  (ACQUIRING FUND)
                                                                                                       (ACQUIRED
                                                                                                         FUND)
Market Risk                                X                                  X                            X              X
Issuer Risk                                X                                  X                            X              X
Selection Risk                                                                X
Index Fund Risk                                                                                                           X
Capitalization Risk                        X                                                               X
Real Estate Investments Risk                                                                                              X
Derivatives Risk                                                              X                                           X
Foreign Risk                               X                                  X                            X
Emerging Markets Risk                                                         X                            X
Liquidity Risk                                                                X
Currency Risk                              X                                  X                            X

                                      13
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

Portfolio Turnover                         X                                  X                            X
Limited Management Risk                    X                                                               X
Investment Strategy Risk                   X                                                               X
Focused Investment Risk                    X                                                               X
Non-Diversification Risk                   X
Dividend Risk                              X                                                               X
License Termination Risk                   X                                                               X              X
Interest Rate Risk                                                            X
Credit Risk                                                                   X
Mortgage-Related and Other                                                    X
Asset-Backed Risk
Leveraging Risk                                                               X
Security Quality Risk                                                         X
Short Sale Risk                                                               X

* MARKET RISK: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. The value of the Fund's portfolio may fluctuate to a greater or lesser degree than fluctuations of the general stock market. For those Funds that invest in stocks of foreign companies, the value of the Fund's portfolio will be affected by changes in foreign stock markets and the special economic and other factors that might primarily affect stock markets in particular foreign countries and regions. Equity securities generally have greater price volatility than fixed income securities.
* ISSUER RISK: The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's products or services.
* SELECTION RISK: The Fund is an actively managed investment portfolio. The portfolio manager(s) make investment decisions for the Fund's assets. The investment approach of some Funds emphasizes buying and holding securities, even through adverse markets, while the investment approach of other Funds emphasizes frequent trading in order to take advantage of short-term market movements. However, there can be no guarantee they will produce the desired results and poor security selection may cause the Fund to underperform its benchmark index or other funds with similar investment objectives.
* INDEX FUND RISK: The Fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance. The correlation between the performance of the Fund and the performance of the index may be affected by the Fund's expenses, changes in securities markets, selection of certain securities for the portfolio to represent the index, changes in the composition of the index, and the timing of purchases and redemptions of Fund shares.
* CAPITALIZATION RISK: To the extent the Fund invests significantly in small and/or mid-capitalization companies, it may have capitalization risk. These companies may present additional risk because they have less predictable earnings or no earnings, more volatile share prices and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the price of smaller companies' securities and the Fund's ability to sell them when the portfolio manager deems it appropriate. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. The value of some of the Fund's investments will rise and fall based on investor perception rather than economic factors.

                                      14
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

* REAL ESTATE INVESTMENTS RISK: The performance of real estate investments (REITs) depends on the strength of real estate markets, REIT management and property management which can be affected by many factors, including national and regional economic conditions.
* DERIVATIVES RISK: The Fund may invest in derivatives. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and management risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, any Fund that invests derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument (for example, forward contracts and futures that are required to "cash settle") are not covered through ownership of the underlying security, financial instrument, or currency.
* FOREIGN RISK: Because the Fund invests in securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country, including the risk of nationalization, expropriation or confiscatory taxation. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.
* EMERGING MARKETS RISK (TARGETPLUS EQUITY FUND): In addition to the risks described under "Foreign Risk", issuers in emerging markets may present greater risk than investing in foreign issuers generally. Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.
*  EMERGING MARKETS RISK (PIMCO FUNDAMENTAL INDEXPLUS TOTAL RETURN FUND):
   Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, and other risks different from, or greater than, the risks of investing in developed foreign countries.
* LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell. Investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Restricted securities may be subject to liquidity risk because they may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. Funds with principal investment strategies that involve restricted securities, foreign securities, derivatives, companies with small market capitalization or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.
* CURRENCY RISK: Funds that invest in securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational authorities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in

                                      15
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009
   the U.S. or abroad. As a result, the Fund's investments with exposure to foreign currency fluctuations may decline in value (in terms of the U.S. dollar) and reduce the returns of the Fund.
* PORTFOLIO TURNOVER: The Fund may actively and frequently trade its portfolio securities or may turn over a significant portion of its portfolio securities in a single year. High portfolio turnover (100% or more) results in higher transaction costs and can adversely affect the Fund's performance.
* LIMITED MANAGEMENT RISK: The Fund's strategy of investing in companies according to criteria determined on or about the last business day before each Stock Selection Date prevents the Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Fund from taking advantage of opportunities available to other funds.
* INVESTMENT STRATEGY RISK (FOR TARGET DOUBLE PLAY FUND): Investment strategy risk is the chance that the subadviser's strategies for selecting securities for the Fund's portfolio will cause the Fund to underperform other funds with similar investment objectives. One of the Fund's principal investment strategies involves selecting common stocks of companies that have experienced certain rate of growth in return on assets and a lower, but positive price-to-book ratio. There can be no assurance that the companies whose stocks are selected for the Fund's portfolio using this strategy will continue to experience continued growth in return on assets. The other principal investment strategy involves ranking and selecting stocks based on their prospective price performance. There can be no assurance that the companies whose stocks are selected for the Fund's portfolio using this strategy will actually perform better than other stocks.
* INVESTMENT STRATEGY RISK (FOR TARGETPLUS EQUITY FUND): Certain strategies involve selecting common stocks that have high dividend yields relative to other common stocks comprising an index. The dividend yields of such stocks may be high relative to such other stocks because the share price of the stock has declined relative to such other stocks. The stocks selected may be out of favor with investors because the issuer is experiencing financial difficulty, has had or forecasts weak earnings performance, has been subject to negative publicity, or has experienced other unfavorable developments relating to its business. There can be no assurance that the negative factors that have caused the issuer's stock price to have declined relative to other stocks will not cause further decreases in the issuer's stock price, or that the dividend paid on the stock will be maintained.
   Certain strategies involve selecting common stocks of issuers that have experienced certain rates of growth in sales and stocks that have experienced recent price appreciation. There can be no assurance that the issuers whose stocks are selected will continue to experience growth in sales, or that the issuer's operations will result in positive earnings even if sales continue to grow. There further can be no assurance that the prices of such issuers' stocks will not decline.
   Value Line's Timeliness[TM] rankings reflect Value Line's views as to the prospective price performance of the #1 ranked stocks relative to other stocks ranked by Value Line{R}. There is no assurance that the #1 ranked stocks will actually perform better than other stocks and, as a result, the Fund may underperform other similar investments.
* FOCUSED INVESTMENT RISK: The Fund invests in a limited number of securities, and the securities selected for the strategies used to manage this Fund may be issued by companies concentrated in particular industries, including consumer products and technology. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stock may react similarly and move in unison to these and other market conditions. As a result of these factors, stocks in which the Fund invests may be more volatile and subject to greater risk of adverse developments that may affect many of the companies in which the Fund invests, than a mixture of stocks of companies from a wide variety of industries. Generally, in the context of the total portfolio, these holdings may not be large enough to consider the Fund as a whole as concentrated.
* NON-DIVERSIFICATION RISK: The Fund is non-diversified. This means that the percentage of its assets invested in any single issuer is not limited by the 1940 Act. When the Fund's assets are invested in the securities of a limited number of issuers or it holds a large portion of its assets in a few issuers, the value of its shares will be more susceptible to any single economic, political or regulatory event affecting those issuers or their securities than shares of a diversified fund.
* DIVIDEND RISK: There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that if declared, they will either remain at current levels or increase over time.
* LICENSE TERMINATION RISK: The Fund relies on third party license(s) that permit the use of the intellectual property of such parties in connection with the name of the Fund and/or the investment strategies of the Fund. Such

                                       16
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009
   license(s) may be terminated by the licensors, and as a result, the Fund may lose its ability to use the licensed name as a part of the name of the Fund or to receive data from the third party as it relates to the investment strategy. Accordingly, in the event a license is terminated, the Fund may have to change its name or investment strategy(ies).
* INTEREST RATE RISK: As nominal interest rates rise, the value of fixed income securities held by a Fund is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including Treasury Inflation-Protected Securities ("TIPS"), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.
* CREDIT RISK: The Fund could lose money if the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, or a loan of portfolio securities, is unwilling or unable to make payments of principal and/or interest in a timely manner, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Those Funds that are permitted to invest in municipal bonds are subject to the risk that litigation, legislation, or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.
* MORTGAGE-RELATED AND OTHER ASSET-BACKED RISK: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If a Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool's obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages. An unexpectedly high or low rate of prepayments on a pool's underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. A Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.
* LEVERAGING RISK: Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery, or forward commitment transaction. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. In addition, leverage, including borrowing, may exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities.
* SECURITY QUALITY RISK: The Fund may invest in high yield, high risk debt securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund's ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose the value of its entire investment.
* SHORT SALE RISK: Short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. Certain of the Funds may also enter into short derivatives positions through futures contracts or swap agreements. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short

                                      17
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009
   sales involve the risk that losses may be exaggerated, potentially resulting in the loss of more money than the actual cost of the investment. Short sales "against the box" give up the opportunity for capital appreciation in the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

                                      18
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

PERFORMANCE
Performance information for the Funds is shown below.

The following bar charts and tables provide an indication of the risks of an investment in the Funds by showing changes in their performance from year to year and by showing how the Funds' average annual returns for one year, five years and since inception (as applicable) compare with those of a broad measure of market performance.

Both the bar charts and the tables assume reinvestment of dividends and distributions, and reflect fee waivers. Without fee waivers, the Funds' performance would have been lower.

The performance of the Funds will vary from year to year. The Funds' performance does not reflect the cost of insurance and separate account charges which are imposed under your Contract. If they were included, performance would be reduced. Past performance does not indicate how the Funds will perform in the future.

TARGET DOUBLE PLAY FUND (ACQUIRED FUND)

[BAR CHART GRAPHIC 2007: 8.47%, 2008: -53.66%]


    HIGHEST AND LOWEST QUARTER RETURNS (FOR PERIODS SHOWN IN THE BAR CHART) Highest (Q1, 2007) 4.23%
 Lowest (Q4, 2008)  -35.38%

AVERAGE ANNUAL TOTAL RETURNS

                        INCEPTION  ONE YEAR ENDED DECEMBER 31, 2008 SINCE INCEPTION
Target Double Play Fund 12/27/2006             -53.66%                  -29.25%
Russell 3000 Index                             -37.31%                  -18.98%
S&P 500 Index                                  -37.00%                  -18.63%

The Fund's performance is compared to the Russell 3000 Index and the S&P 500 Index. The S&P 500 Index is an unmanaged index that consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity markets. The indices do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

                                      19
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

PIMCO FUNDAMENTAL INDEXPLUS TOTAL RETURN FUND (ACQUIRED FUND)

[BAR CHART GRAPHIC 2007: 6.66%, 2008: -40.86%]

    HIGHEST AND LOWEST QUARTER RETURNS (FOR PERIODS SHOWN IN THE BAR CHART) Highest (Q2, 2007) 3.02%
 Lowest (Q4, 2008)  -24.19%

AVERAGE ANNUAL TOTAL RETURNS

                                              INCEPTION ONE YEAR ENDED DECEMBER 31, 2008 SINCE INCEPTION
PIMCO Fundamental IndexPLUS Total Return Fund 5/1/2006              -40.86%                  -12.25%
FTSE RAFI[TM] U.S. 1000 Index                                       -39.99%                  -12.88%
S&P 500 Index                                                       -37.00%                  -11.06%

The Fund's performance is compared to FTSE RAFI{trademark} U.S. 1000 Index and the Standard & Poor's 500 Composite Stock Price Index ("S&P 500{R}
Index") The FTSE RAFI U.S. 1000 Index is part of the FTSE RFI Index Series, launched in association with Research Affiliates. As part of FTSE Group's range of nonmarket cap weighted indices, the FTSE RAFI Index Series weights index constituents using four fundamental factors, rather than market capitalization. These factors include dividends, cash flow, sales and book value. The FTSE RAFI U.S. 1000 Index comprises the largest 1000 U.S.-listed companies by fundamental value, selected from the constituents of the FTSE USA All Cap Index, part of the FTSE Global Equity Index Series (GEIS). The S&P 500{R} Index is an unmanaged index that consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in the underlying securities.

                                      20
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

TARGETPLUS EQUITY FUND (ACQUIRED FUND)

[BAR CHART GRAPHIC 2007: 7.60%, 2008: -48.53%]

    HIGHEST AND LOWEST QUARTER RETURNS (FOR PERIODS SHOWN IN THE BAR CHART) Highest (Q2, 2007) 6.96%
 Lowest (Q4, 2008)  -29.17%

AVERAGE ANNUAL TOTAL RETURNS

                                   INCEPTION  ONE YEAR ENDED DECEMBER 31, 2008 SINCE INCEPTION
TargetPLUS Equity Fund             12/27/2006             -48.53%                  -25.75%
Russell 3000{R} Index                        -37.31%                  -18.98%
S&P 500 Index                                             -37.00%                  -18.63%

The Fund's performance is compared to the Russell 3000{R} Index and the S&P 500 Index. The Russell 3000{R} Index, an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The S&P 500{R} Index is an unmanaged index that consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.


                                      21
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

S&P 500 INDEX (ACQUIRING FUND) CLASS 2 SHARES

Performance information is presented for Class 2 shares only because only Class 2 shares will be issued in connection with the Reorganization. Information regarding performance for Class 1 shares may be found in the current prospectus for the Acquiring Fund, which accompanies this proxy statement/prospectus.

[BAR CHART GRAPHIC 2008: -37.62%]

    HIGHEST AND LOWEST QUARTER RETURNS (FOR PERIODS SHOWN IN THE BAR CHART) Highest (Q2, 2008) -2.81%
 Lowest (Q4, 2008)  -22.32%

AVERAGE ANNUAL TOTAL RETURNS

                       INCEPTION ONE YEAR ENDED DECEMBER 31, 2008 SINCE INCEPTION
AZL S&P 500 Index Fund 5/1/2007              -37.62%                  -24.71%
S&P 500 Index                                -37.00%                  -24.19%

The Fund's performance is compared to the S&P 500 Index, an unmanaged index that consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.


                                      22
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

TABLE A-1

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

FUND (inception date)                         LAST 1 YEAR LAST 2 YEARS SINCE INCEPTION
Target Double Play Fund                         -53.66%     -29.10%        -29.25%
(12/27/2006)
PIMCO Fundamental IndexPLUS Total Return Fund   -40.86%     -20.58%        -12.25%
(5/1/2006)
TargetPLUS Equity Fund                          -48.53%     -25.58%        -25.75%
(12/27/2006)
S&P 500 Index Fund, Class 2                     -37.62%        NA          -24.71%
(5/1/2007)

TAX CONSEQUENCES
For Target Double Play Fund and TargetPLUS Equity Fund, as a condition to the closing of the Reorganization, the Acquired Funds and the Acquiring Fund will receive an opinion from Dorsey & Whitney LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Accordingly, shareholders will not recognize taxable gain or loss as a direct result of the Reorganization. As long as Contracts funded through the separate accounts of the insurance company qualify as annuity contracts or life insurance contracts under Section 72 or Section 7702(a) of the Internal Revenue Code of 1986, as amended (the "Code"), respectively, the Reorganization will not create any tax liability for the separate accounts as shareholders or for the Contract Owners.

For PIMCO Fundamental IndexPLUS Total Return Fund, if the separate accounts investing in this Fund and the Contracts are properly structured under the insurance company provisions of federal tax law (as the Manager believes is the case), the Reorganization will not be a taxable event for Contract Owners who have a portion of their variable annuity contract allocated to this Fund. The Reorganization is not expected to qualify as a tax-free reorganization for United States federal income tax purposes. The Manager has agreed to indemnify Contract Owners against any taxes imposed on them as a result of the treatment of the Reorganization as taxable or as a result of a judicial or administrative determination that the Reorganization, although treated by the parties as not tax-free, in fact was tax-free. CONTRACT OWNERS SHOULD CONSULT THEIR OWN TAX ADVISERS CONCERNING ANY POSSIBLE STATE INCOME TAX CONSEQUENCES OF THE REORGANIZATION.

For more information about the federal income tax consequences of the Reorganization, see the section entitled "Tax Status of the Reorganization."

                                      23
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

FEES AND EXPENSES
The following table describes the fees and expenses as of the end of the most recent fiscal year that you pay if you buy and hold shares of the Acquired Funds or shares of the Acquiring Fund. The table also shows estimated pro forma expenses of the Acquiring Fund assuming the proposed Reorganization had been effective during the most recent fiscal year, adjusted to reflect current fees. The table does not reflect the expenses that apply to the subaccounts or the Contracts. Inclusion of these charges would increase expenses for all periods shown. The fees and expenses below exclude the costs of the Reorganization. See "Reasons for the Proposed Reorganization and Board Deliberations" for additional information concerning the allocation of the costs of the Reorganization.

TABLE A-2

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

The following table is based on fund assets as of December 31, 2008.

               TARGET DOUBLE PLAY   PIMCO FUNDAMENTAL INDEXPLUS TOTAL RETURN   TARGETPLUS EQUITY    S&P 500 INDEX FUND,     S&P 500
                      FUND                            FUND                           FUND                 CLASS 2            INDEX
                (ACQUIRED FUND)                 (ACQUIRED FUND)                 (ACQUIRED FUND)       (ACQUIRING FUND)       FUND,
                                                                                                                           CLASS 2 -
                                                                                                                           PRO FORMA
                                                                                                                             WITH
                                                                                                                           ACQUIRED
                                                                                                                             FUNDS
Management      0.60% (a)(b)         0.75% (a)                                  0.60% (a)(b)        0.17% (a)                0.17%
Fee                                                                                                                          (c)
Distribution    0.25%                0.25%                                      0.25%               0.25%                    0.25%
(12b-1) Fees(d)
Other           0.14%                0.23%                                      0.25%               0.23%                    0.13%
Expenses
Total Annual    0.99% (b)            1.23%                                      1.10% (b)           0.65%                    0.55%
Fund
Operating
Expenses
Fee Waiver(e)   -0.19%               -0.02%                                     -0.30%              -0.14%                   -0.06%
Net Annual      0.80%                1.21%                                      0.80%               0.51%                    0.49%
Fund Operating
Expenses(e)

(a)The management fee rate is the contractual rate charged for the Fund's most recent fiscal year, which ended December 31, 2008.
(b)As of the date of this proxy statement/prospectus, the manager is voluntarily reducing the management fee to 0.45%. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time. If the voluntary management fee reduction were reflected in the table, the Total Annual Fund Operating expenses would be lower.
(c)The management fee rate shown reflects what the rate would be under the current management fee schedule for the Acquiring Fund based on the combined assets of the Funds for the fiscal year ended December 31, 2008.
(d)The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. The Fund pays Allianz Life Financial Services, LLC, the Fund's distributor, an annual fee of up to 0.25% of average daily net assets as payment for distributing its shares and providing shareholder services.
(e)The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.79% for Target Double Play Fund and TargetPLUS Equity Fund, 1.20% for PIMCO Fundamental IndexPLUS Total Return Fund, and 0.49% for S&P 500 Index Fund, Class 2 shares through April 30, 2010. The Fund is authorized to reimburse the Manager for management fees previously waived and/or for the cost of Other Expenses paid by the Manager provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse the Manager in this manner only applies to fees paid or reimbursements made by the Manager within the three fiscal years prior to the date of such reimbursement. To the extent that such reimbursements to the Manager are expected in the upcoming year, the amount of the reimbursements, if any, is included in the financial statements in the Fund's shareholder reports and is reflected in Other Expenses in the table above.

                                      24
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

EXAMPLE: Use the following tables to compare fees and expenses of the Funds to other investment companies. The tables illustrate the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. The tables also show pro forma expenses of the Acquiring Fund assuming the proposed Reorganization had been in effect for the periods shown. The tables do not reflect the effect of any fee or expense waivers. The tables also do not reflect separate account or insurance contract fees and charges. An investor's actual costs may be different.

FUND                                                          1 YEAR 3 YEARS 5 YEARS 10 YEARS
Target Double Play Fund (Acquired Fund)                          $82    $296    $529   $1,196
PIMCO Fundamental IndexPLUS Total Return Fund (Acquired Fund)   $123    $388    $674   $1,487
TargetPLUS Equity Fund (Acquired Fund)                           $82    $320    $577   $1,313
S&P 500 Index Fund, Class 2 (Acquiring Fund)                     $52    $194    $348     $797
S&P 500 Index Fund, Class 2 - Pro Forma with Acquired Funds      $50    $170    $301     $684

THIS EXAMPLE DOES NOT REPRESENT ACTUAL EXPENSES, PAST OR FUTURE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. THIS EXAMPLE DOES NOT REFLECT THE EXPENSES THAT APPLY TO THE SUBACCOUNTS OR THE CONTRACTS. INCLUSION OF THSE CHARGES WOULD INCREASE EXPENSES FOR ALL PERIODS SHOWN.

THE REORGANIZATION

TERMS OF THE REORGANIZATION
The Board has approved the Plans, a copy of each of which is attached as Exhibit A, Exhibit B and Exhibit C. The Plans provide for the Reorganization on the following terms:
* The Reorganization is scheduled to occur on the first day that the New York Stock Exchange is open for business following shareholder approval and receipt of any necessary regulatory approvals, but may occur on any later date agreed to by an Acquired Fund and the Acquiring Fund.
* The Acquired Funds will transfer all of their assets to the Acquiring Fund and, in exchange, the Acquiring Fund will assume the Acquired Funds' liabilities.
* The Acquiring Fund will issue Class 2 shares to each Acquired Fund in an amount equal to the value of the assets that it receives from each Acquired Fund, less the liabilities assumed by the Acquiring Fund in the transaction. These shares will immediately be distributed by the Acquired Funds to their shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. As a result, shareholders (the separate accounts) of the Acquired Funds will become shareholders of the Acquiring Fund. Contract values that were allocated to subaccounts invested in the Acquired Funds will be allocated to subaccounts investing in the Acquiring Fund.
* Neither the Acquired Funds nor any Contract Owners whose contract values are allocated to subaccounts investing in the Acquired Funds will pay any sales charge in connection with the Reorganization.
* The net asset value of the Acquired Funds and the Acquiring Fund will be computed as of 3:00 p.m. Central time, on the closing date.
* After the Reorganization, the Acquired Funds will be terminated.

CONDITIONS TO CLOSING THE REORGANIZATION
The completion of the Reorganization for each Acquired Fund is subject to certain conditions described in the Plans, including:
* Each Acquired Fund will have declared and paid a dividend that will distribute all of the Fund's taxable income, if any, to the shareholders (the separate accounts) of the Fund for the taxable years ending at or prior to the closing.
* The Funds will have received any approvals, consents, or exemptions from the SEC or any regulatory body necessary to carry out the Reorganization.

                                      25
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

* An effective registration statement on Form N-14 will be on file with the SEC.
* The Contract Owners of each Acquired Fund who are eligible to provide voting instructions for the meeting will have approved the respective Plans.
* Target Double Play Fund and TargetPLUS Equity Fund will receive an opinion of tax counsel that the proposed Reorganization will be tax-free for those Acquired Funds and the Acquiring Fund and for the separate accounts that are the shareholders of those Acquired Funds.

TERMINATION OF THE PLAN
The Plans and the transactions contemplated by them may be terminated and abandoned by resolutions of the Board of Trustees of the Acquired Funds or the Acquiring Fund at any time prior to closing. In the event of a termination, there will be no liability for damages on the part of either the Acquired Funds or the Acquiring Fund, or the trustees, officers, or shareholders of the Acquired Funds or the Acquiring Fund.

TAX STATUS OF THE REORGANIZATION
For federal income tax purposes, the transfer of the assets of each Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of the Acquiring Fund shares to shareholders of each Acquired Fund is treated as a separate Reorganization. However, for ease of reference, the Reorganizations are discussed collectively.
For Target Double Play Fund and TargetPLUS Equity Fund
The exchange of the Acquired Funds' assets for shares of the Acquiring Fund, and the subsequent distribution of those shares to shareholders of the Acquired Funds and the liquidation of the Acquired Funds, are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Code. The Acquired Funds and the Acquiring Fund will receive an opinion of Dorsey & Whitney LLP, based in part on certain representations by the VIP Trust on behalf of the Acquired Funds and the Acquiring Fund, substantially to the effect that:
   *  The Reorganization will constitute a reorganization within the meaning of
      Section 368(a)(1) of the Code, and the Acquiring Fund and each of the Acquired Funds will qualify as a party to the Reorganization within the meaning of Section 368(b) of the Code.
   * Acquired Fund shareholders will recognize no income, gain, or loss upon receipt, pursuant to the Reorganization, of Acquiring Fund Shares. Acquired Fund shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of each Acquired Fund which are distributed by Acquired Fund prior to the Closing.
   * The tax basis of the Acquiring Fund Shares received by each Acquired Fund shareholder pursuant to the Reorganization will be equal to the tax basis of the Acquired Fund shares exchanged therefor.
   * The holding period of the Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganization will include the period during which the Acquired Fund shareholder held the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shares were held as a capital asset at the Effective Time.
   * The Acquired Funds will recognize no income, gain, or loss by reason of the Reorganization.
   * The Acquiring Fund will recognize no income, gain, or loss by reason of the Reorganization.
   * The tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Acquired Funds as of the Effective Time.
   * The holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the Acquired Funds.
   * The Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Acquired Funds as of the Effective Time.

For PIMCO Fundamental IndexPLUS Total Return Fund
If the separate accounts investing in the Fund and the Contracts are properly structured under the insurance company provisions of federal tax law (as the Manager believes is the case), the Reorganization will not be a taxable event for Contract Owners who have a portion of their variable annuity contract allocated to the Acquire Fund. The Reorganization is not expected to qualify as a tax-free reorganization for United States federal income tax purposes. Thus, the Acquired Fund generally will recognize gain or loss equal to the difference between the fair market value of its assets and its tax basis in such assets. Any unused excess capital loss carry forwards of the Acquired Fund will cease to exist after the Reorganization. The Acquired Fund expects that the amount of such unused capital loss carry forwards lost as a

                                      26
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009
consequence of the Reorganization will not be material (and such lost attributes would have been significantly limited for federal income tax purposes even if the Reorganization qualified for tax-free treatment).

The exchange of Acquired Fund shares for Acquiring Fund shares pursuant to the Reorganization will be a taxable event for federal income tax purposes (as well as for state and local income tax purposes). If the separate accounts investing in the Acquired Fund and the related Contracts are properly structured under the insurance company provisions of federal tax law (the Manager believes is the case), then the separate accounts would be treated as the direct holder of the Acquired Fund shares. As such, the separate accounts will recognize gain or loss equal to the difference between the fair market value of the Acquiring Fund shares received pursuant to the Reorganization and the separate accounts' tax basis in the Acquired Fund shares surrendered therefore. Such gain or loss will be long-term capital gain or loss if the separate accounts' holding period for such Acquired Fund is more than one year at the Closing.
The Manager has agreed to indemnify Contract Owners against any taxes imposed on them as a result of the Reorganization being taxable or as a result of a judicial or administrative determination that the Reorganization, although treated by the parties as not tax-free, in fact was tax-free. CONTRACT OWNERS SHOULD CONSULT THEIR OWN TAX ADVISERS CONCERNING ANY POSSIBLE STATE INCOME TAX CONSEQUENCES OF THE REORGANIZATION.

REASONS FOR THE PROPOSED REORGANIZATION AND BOARD DELIBERATIONS
The Board believes that the proposed Reorganization will be advantageous to shareholders of the Acquired Funds based on its consideration of the following matters:
* TERMS AND CONDITIONS OF THE REORGANIZATION. The Board considered the terms and conditions of the Reorganization as described in the previous paragraphs.
* TAX CONSEQUENCES. The Board considered the tax consequences of the Reorganization for Contract Owners and for the Funds, as set forth in the section "Tax Status of the Reorganization," above.
* CONTINUITY OF INVESTMENT. The Board considered the compatibility of the Funds and the degree of similarity between the investment objectives and the principal investment strategies for the Acquired Funds and the Acquiring Fund. The Board considered the fact that the Acquired Funds and the Acquiring Fund have comparable investment objectives and policies, but different investment strategies. With respect to Target Double Play Fund and TargetPLUS Equity Fund, the Board took note of the fact that following the Reorganization shareholders of the Acquired Funds will be invested in a Fund holding a portfolio the characteristics of which are generally similar to those of the portfolio currently held by the Acquired Funds, except as described in this proxy statement. The Board also took note of the fact that the PIMCO Fundamental IndexPLUS Total Return Fund invests in a significantly different portfolio (consisting principally of derivatives) than the Acquiring Fund (which invests principally in common stocks), although both Funds are focused on larger-capitalization companies.
* EXPENSE RATIOS. The Board considered the relative expenses of the Funds. The total operating expense ratio for the Acquiring Fund is lower than the total operating expense ratio for each of the Acquired Funds as of the end of the Acquired Funds' most recent fiscal year. The contractual management fee for the Acquiring Fund is lower than for the Acquired Funds, and the contractual management fees for all of the Funds do not include any breakpoints. The Funds have the same Distribution (12b-1) Fees. The Acquiring Fund's Other Expenses are lower than those for the Acquired Funds. In sum, shareholders of the Acquired Funds may expect to incur lower overall fund expenses following the Reorganization.
  The Board also considered the possibility that both higher aggregate net assets resulting from the Reorganization and the opportunity for net cash inflows, or reduced outflows, may reduce the risk that, if net assets of the Acquired Funds fail to grow, or even diminish, the Acquired Funds' total expense ratios could rise from current levels as fixed expenses become a larger percentage of net assets. The Board noted that all of the Funds are subject to expense limitation agreements that will remain in place through at least April 30, 2010. The Board considered the fact that all of the Funds currently are operating with expenses above the respective caps and are receiving fee waivers from the Manager. The Board also considered the fact that following the Reorganization total fund operating expenses for the combined Fund are expected to exceed the caps contained in the Acquiring Fund's expense limitation agreement and that the Acquiring Fund will be subject to reimbursements to the Manager for expenses previously waived by the Manager.
* ECONOMIES OF SCALE. The Board considered the advantage of combining Funds with comparable investment objectives. The Board believes that the combined Fund may have the opportunity to take advantage of the economies of scale associated with a larger fund. The combined Fund may have better prospects for growth than any of the Funds separately. For example, a larger fund should have an enhanced ability to effect portfolio transactions on more favorable

                                      27
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009
  terms and should have greater investment flexibility. Furthermore, as indicated above, fixed expenses, such as audit expenses and accounting expenses that are charged on a per fund basis, may be reduced.
* COSTS. The Board noted that the Acquired Funds each will bear the expenses of printing and mailing communications to the Contract Owners who beneficially owned its shares and that all other expenses of the Reorganization, including accounting, legal, and custodial expenses, and any costs related to repositioning of the Acquiring Funds' portfolios after the Reorganization, will be allocated equally among the Acquired Funds and the Acquiring Fund. The Board also noted that the estimated total reorganization costs, including repositioning costs, would be less than $0.01 per share of the combined Fund. The Board considered the Manager's analysis showing that the reduction in annual operating expenses for the Acquired Funds and the Acquiring Fund resulting from the Reorganization is likely to be greater than or equal to the expenses of the Reorganization to be borne by the Acquired Funds or Acquiring Fund, as the case may be.
* DILUTION. The Board considered the fact that the Reorganization will not dilute the interests of the current Contract Owners with contract values allocated to subaccounts investing in the Acquired Funds because it would be effected on the basis of the relative net asset value per share of the Acquired Funds and the Acquiring Fund, respectively. Thus, subaccounts holding shares of the Acquired Funds will receive shares of the Acquiring Fund equal in value to their shares in the Acquired Funds.
* PERFORMANCE AND OTHER FACTORS. The Board considered the relative performance records of the Funds. The Board noted that none of the Funds have accumulated any significant track record; the Acquiring Fund commenced operations on May 1, 2007, and the Acquired Funds commenced operations on May 1, 2006 (PIMCO Fundamental IndexPLUS Total Return Fund) and December 27, 2006 (Target Double Play Fund and TargetPLUS Equity Fund). While the Board was cognizant of the fact that an Acquiring Fund's past performance is no guarantee of its future results, it did recognize that the better overall track record of the Acquiring Fund, although brief, could help attract more assets into the combined Funds and therefore could increase shareholder confidence in the combined Fund. The Board concluded that increased inflows, or reduced outflows, could lead to further economies of scale (see "Economies of Scale" above).
  The Board also considered the fact that the Funds have generally similar investment objectives. The Reorganization should allow for a concentrated selling effort, thereby potentially benefiting shareholders of the combined Funds. The Board further took into account the Manager's belief that the Acquired Funds, as stand-alone Funds, were unlikely to experience significant growth in assets as a result of inflows, particularly in light of the recent negative performance of the Acquired Funds as compared to the Acquiring Fund.
* POTENTIAL EFFECTS ON THE MANAGER. The Board considered the potential benefits from the Reorganization that could be realized by the Manager. The Board recognized that the potential benefits to the Manager consist principally of economies of scale and the elimination of expenses incurred in duplicative efforts to administer separate funds. The Board noted, however, that shareholders of the Acquired Funds will benefit over time from any long-term decrease in overall operating expense ratios resulting from the proposed Reorganization. The Board also noted that the proposed Reorganization would affect the amount of management fees that the Manager retains after payment of the subadvisory fees. The table below assumes that the Reorganization has taken place and gives effect to the additional temporary reduction in management fees payable to the Manager. See Table A-2 above for information concerning current management fees for both Funds and the voluntary reductions in management fees that are currently in effect.

FUND                                                          MANAGEMENT FEE RETAINED AFTER PAYMENT OF SUBADVISORY FEE (1)
Target Double Play Fund (Acquired Fund)                                                  0.10%
PIMCO Fundamental IndexPLUS Total Return Fund (Acquired Fund)                            0.21%
TargetPLUS Equity Fund (Acquired Fund)                                                   0.10%
S&P 500 Index Fund (Acquiring Fund)                                                      0.14%
   Weighted Average Before Reorganization                                                0.13%
S&P 500 INDEX FUND - PRO FORMA WITH ACQUIRED FUNDS                                     0.14% (2)

 (1)Calculations are as of May 31, 2009, using monthly average assets under management for May 2009.
 (2)Calculated using new subadvisory fee rates effective October 26, 2009.


The Board did not assign relative weights to the foregoing factors or deem any one or group of them to be controlling in and of themselves.

                                      28
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

BOARD DETERMINATIONS
After considering the factors described above and other relevant information at an in-person meeting held on June 10, 2009, the Board of Trustees of each of the Acquired Funds, including a majority of the independent Board members found that participation in the Reorganization is in the best interests of the Acquired Funds and that the interests of existing Contract Owners with contract values allocated to subaccounts investing in the Acquired Funds would not be diluted as a result of the Reorganization.

The Board of Trustees of the Acquiring Fund approved the Plans at the meeting held on June 10, 2009. Among other factors, the Board members considered the terms of the Plans, the provisions intended to avoid the dilution of Contract Owners' interests, and the anticipated tax consequences of the Reorganization. The Board found that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of existing Contract Owners with contract values allocated to subaccounts investing in the Acquiring Fund will not be diluted as a result of the Reorganization.

RECOMMENDATION AND VOTE REQUIRED
The Board recommends that Contract Owners who are entitled to vote at the meeting approve the proposed Plans. Approval of each Plan requires the affirmative vote, in person or by proxy, of a majority of the voting power of the outstanding shares of the respective Acquired Fund as the record date, July 20, 2009. Shareholders of each Acquired Fund will vote separately on the Plan applicable to the Acquired Fund in which they are invested. Each share is entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value per share held by a shareholder on the record date. If the Plan is not approved by an Acquired Fund, the Board will consider what further action should be taken. The Reorganization will proceed with respect to any Acquired Fund approving it, even if other Acquired Funds do not.

If shareholder approval is obtained, the Reorganization is scheduled to be effective on or about October 23, 2009.

                                      29
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

SECTION B - PROXY VOTING AND SHAREHOLDER MEETING INFORMATION
REFERENCE TO THE "FUND" IN THIS SECTION IS A REFERENCE TO THE ACQUIRED FUND.

A special meeting of shareholders of the Acquired Funds will be held as specified in the Notice of Special Meeting that accompanies this proxy statement/prospectus. At the meeting, shareholders (the separate accounts) will vote their shares of the Acquired Funds.

You have the right to instruct Allianz Life and Allianz Life of NY (together, "Allianz") on how to vote the shares of the Acquired Funds held under your Contract. The number of Fund shares for which you may provide instructions will be based on the dollar amount of Fund shares that you own beneficially through the subaccount accumulation units and/or annuity units in your Contract on the record date. Each accumulation unit or annuity unit represents a specified dollar value and a specified number of Fund shares. For each dollar of value, the Contract Owner is permitted to vote one Fund share. We count fractional votes. If you execute and return your voting instruction form, but do not provide voting instructions, Allianz will vote the shares underlying your Contract in favor of the proposal described above. Allianz will vote any shares for which it does not receive a voting instruction form, and any shares which it or its affiliates hold for their own account, in proportionately the same manner as shares for which it has received voting instructions. Allianz will not require voting instructions for a minimum number of shares, and therefore a small number of shareholders could determine the outcome of any proposal.

For the Meeting to proceed, there must be a quorum. This means that at least 25% of a Fund's shares must be represented at the Meeting either in person or by proxy. Because Allianz is the only shareholder of the Funds, its presence at the Meeting in person or by proxy will meet the quorum requirement.

You may revoke your voting instructions up until voting results are announced at the Meeting or at any adjournment of the Meeting by giving written notice to Allianz prior to the Meeting by mail to Allianz Variable Insurance Products Trust, c/o Advisory Management, A 3-825, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, by executing and returning to Allianz a voting instruction form with a later date, or by attending the Meeting and voting in person. If you need a new voting instruction form, please call the Fund at 1-800-950-5872 ext. 35857, and a new voting instruction form will be sent to you. If you return an executed form without voting instructions, your shares will be voted "FOR" the proposal.

The Acquired Funds will pay all costs of solicitation, including the cost of preparing and mailing the Notice of a Special Meeting of shareholders and this proxy statement/prospectus to Contract Owners. Representatives of the Manager, without cost to the Fund, also may solicit voting instructions from Contract Owners by means of mail, telephone, or personal calls.

DISSENTERS' RIGHTS OF APPRAISAL. There are no appraisal or dissenters' rights for shareholders of the Acquired Funds. Delaware law does not grant beneficiaries of statutory trusts who dissent from approval of the Reorganization the right to demand an appraisal for their interests and payment of their fair cash value. As a result, shareholders who object to the Reorganization do not have a right to demand a different payment for their shares of beneficial interest.

OTHER MATTERS. Management of the Funds anticipates that an election of Trustees and ratification of the auditors also will be conducted at the Meeting. You will receive a separate proxy statement containing information regarding these other matters if you are eligible to vote on them. Otherwise, management of the Funds knows of no other matters that may properly be, or that are likely to be, brought before the Meeting. However, if any other business shall properly come before the Meeting, the persons named on the voting instruction form intend to vote thereon in accordance with their best judgment.

ADJOURNMENT. In the event that voting instructions received by the time scheduled for the meeting are not sufficient to approve the Reorganization, representatives of Allianz may move for one or more adjournments of the meeting for a period of not more than 120 days in the aggregate to allow further solicitation of voting instructions on the proposals. Any adjournment requires the affirmative vote of a majority of the voting power of the shares present at the meeting. Representatives of Allianz will vote in favor of adjournment. The Acquired Funds will pay the costs of any additional solicitation and of any adjourned meeting. A shareholder vote may be taken on one or more of the items in this proxy statement prior to adjournment if sufficient voting instructions have been received.

                                      30
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

SECTION C - CAPITALIZATION, OWNERSHIP OF FUND SHARES AND OTHER FUND INFORMATION IN THIS SECTION REFERENCE TO THE "FUND" IS A REFERENCE TO THE ACQUIRING FUND AND THE ACQUIRED FUNDS.

This section contains the following information about the Funds:

TABLE   CONTENT

        (all information is shown for the fiscal year ended December 31, 2008, unless noted otherwise)

C-1 Actual and pro forma capitalization of the Acquired Fund and the Acquiring Fund

C-2     Actual and pro forma ownership of Fund shares

CAPITALIZATION

The following table shows the capitalization of the Funds at December 31, 2008, and on a pro forma basis, assuming the proposed Reorganization had taken place.

TABLE C-1. ACTUAL AND PRO FORMA CAPITALIZATION OF THE ACQUIRED FUNDS AND THE ACQUIRING FUNDS

FUND                                                            NET ASSETS  NET ASSET VALUE SHARES OUTSTANDING
                                                                               PER SHARE
Target Double Play Fund (Acquired Fund)*                       $56,372,222       $4.95          11,379,331
PIMCO Fundamental IndexPLUS Total Return Fund (Acquired Fund)* $65,901,461       $6.04          10,903,208
TargetPLUS Equity Fund (Acquired Fund)*                        $56,745,351       $5.44          10,425,605
S&P 500 Index Fund, Class 2 (Acquiring Fund)**                 $245,652,404      $6.15          39,954,337
Adjustments                                                     -$179,000         --             -3,620,236
S&P 500 Index Fund - Pro Forma with the Acquired Funds         $424,492,438      $6.15          69,042,245

* The number of Fund shares for which you may provide instructions will be based on the dollar amount of Acquired Fund shares that you own beneficially through the subaccount accumulation units and/or annuity units in your Contract on the record date.


**The adjustment to net assets represents the impact as a result of the estimated Reorganization fees and expenses that will be paid by the Funds, and the adjustment to shares outstanding represents the impact as a result of the shares being issued by the Acquiring Fund to the Acquired Fund shareholders.

                                      31
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

OWNERSHIP OF FUND SHARES

The following table provides information on shareholders who owned more than 5% of each Fund's outstanding shares at the record date. At the record date, officers and directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

TABLE C-2. ACTUAL AND PRO FORMA OWNERSHIP OF FUND SHARES [ADD UPON AMENDMENT]

FUND                                             5% OWNERS          PERCENT OF SHARES      PERCENT OF SHARES HELD FOLLOWING THE
                                                                          HELD                        REORGANIZATION
Target Double Play Fund                    Allianz Life Variable        [00.00]%                           N/A
                                                 Account B
PIMCO Fundamental IndexPLUS Total Return   Allianz Life Variable        [00.00]%                           N/A
Fund                                             Account B
TargetPLUS Equity Fund                     Allianz Life Variable        [00.00]%                           N/A
                                                 Account B
S&P 500 Index Fund                         Allianz Life Variable        [00.00]%                         [00.00]%
                                                 Account B


                                      32
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

EXHIBIT A -AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of June 10, 2009, (the "Agreement") is by and among the Allianz Variable Insurance Products Trust (the "VIP Trust" or the "Selling Trust"), a Delaware statutory trust, on behalf of its series, the AZL First Trust Target Double Play Fund (the "Acquired Fund"), and the same statutory trust (in this role, the "Buying Trust") on behalf of its series, the AZL S&P 500 Index Fund (the "Acquiring Fund").

The following table shows the name of the Acquired Fund and the Acquiring Fund that will be parties to the reorganization.

----------------------------------------------------------------
|             ACQUIRED FUND             |    ACQUIRING FUND    |
----------------------------------------------------------------
|AZL First Trust Target Double Play Fund|AZL S&P 500 Index Fund|
----------------------------------------------------------------

In consideration of their mutual promises, the parties agree as follows:

1. SHAREHOLDER APPROVAL. The Acquired Fund will call a meeting of its shareholders for the purpose of approving the Agreement and the transactions it contemplates. The reorganization between the Acquiring Fund and the Acquired Fund is referred to hereinafter as the "Reorganization." The Acquiring Fund agrees to furnish data and information, as reasonably requested, for the proxy statement to be furnished to shareholders of the Acquired Fund.

2. REORGANIZATION.
   a. Plan of Reorganization. The Reorganization is intended to qualify as a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). At the Closing (as defined below), the Selling Trust will convey all of the assets of the Acquired Fund to the Acquiring Fund. The Acquiring Fund will assume all liabilities of the Acquired Fund. At the Closing, the Buying Trust will deliver shares of the Acquiring Fund, including fractional shares, to the Selling Trust. The number of shares will be determined by dividing the aggregate net asset value of the shares of the Acquired Fund, computed as described in
      Section 3(a), by the net asset value of one share of the Acquiring Fund, computed as described in Section 3(b). The Acquired Fund will not pay a sales charge on the receipt of Acquiring Fund shares in exchange for the assets of the Acquired Fund. In addition, the separate account shareholders of the Acquired Fund will not pay a sales charge on distribution to them of shares of the Acquiring Fund.
   b. Closing and Effective Time of the Reorganization. The Reorganization and all related acts necessary to complete the Reorganization (the "Closing") will occur on the first day on which the New York Stock Exchange (the "NYSE") is open for business following approval of contract owners of the Acquired Fund and receipt of all necessary regulatory approvals, or such later date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date of the Closing or at such other time as an authorized officer of the VIP Trust shall determine (the "Effective Time").

3. VALUATION.
   a. The aggregate net asset value of the shares of the Acquired Fund will be computed as of the close of regular trading on the NYSE on the day of Closing (the "Valuation Date") using the valuation procedures in the Acquired Fund's prospectus.
   b. The net asset value per share of shares of the Acquiring Fund will be determined as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures in the Acquiring Fund's prospectus.
   c. At the Closing, the Acquired Fund will provide the Acquiring Fund with a copy of the computation showing the valuation of the aggregate net asset value of the shares of the Acquired Fund on the Valuation Date. The Acquiring Fund will provide the Acquired Fund with a copy of the computation showing the determination of the net asset value per share of shares of the Acquiring Fund on the Valuation Date.

                                      A-1
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

4. LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUND.
   a. As soon as practicable after the Valuation Date, the Selling Trust will liquidate the Acquired Fund and distribute shares of the Acquiring Fund to the Acquired Fund's shareholders of record. The Acquiring Fund will establish shareholder accounts in the names of each Acquired Fund shareholder, representing the respective pro rata number of full and fractional shares of the Acquiring Fund due to each shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Selling Trust. The Acquiring Fund or its transfer agent will establish shareholder accounts in accordance with instructions from the Selling Trust.
   b. Immediately after the Valuation Date, the share transfer books of the Selling Trust relating to the Acquired Fund will be closed and no further transfer of shares will be made.
   c. Promptly after the distribution, the Acquiring Fund or its transfer agent will notify each shareholder of the Acquired Fund of the number of shares distributed to the shareholder and confirm the registration in the shareholder's name.
   d. As promptly as practicable after the liquidation of the Acquired Fund, and in no event later than twelve months from the date of the Closing, the Acquired Fund will be dissolved.

5. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE BUYING TRUST. The Buying Trust represents and warrants to the Acquired Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Buying Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company. The Acquiring Fund is a series of the Buying Trust.
   b. Capitalization. The Buying Trust has authorized capital of an unlimited number of shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquiring Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquiring Fund as of the end of the last fiscal year and the subsequent unaudited semi-annual financial statements, if any (the "Acquiring Fund Financial Statements"), fairly present the financial position of the Acquiring Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Shares to Be Issued upon Reorganization. The shares of beneficial interest to be issued in connection with the Reorganization will be duly authorized and, at the time of the Closing, will be validly issued, fully paid, and non-assessable.
   e. Authority Relative to the Agreement. The Buying Trust has the power to enter into and carry out the obligations described in this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Trustees of the Buying Trust, and no other proceedings by the Buying Trust or the Acquiring Fund are necessary under the Buying Trust's Agreement and Declaration of Trust or By-Laws (the "Governing Documents").
   f. No Violation. The Buying Trust is not in violation of its Governing Documents or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquiring Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquiring Fund.
   g. Liabilities. There are no liabilities of the Acquiring Fund other than:
      (1)liabilities disclosed in the Acquiring Fund Financial Statements,
      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or
      (3)liabilities previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquiring Fund.

                                      A-2
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

   h. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquiring Fund, threatened, that would materially and adversely affect the Acquiring Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   i. Contracts. Except for contracts and agreements previously disclosed to the Selling Trust, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   j. Taxes. The Acquiring Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquiring Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and such returns and reports have been true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquired Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquired Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   k. Registration Statement. The Acquiring Fund will file a registration statement on Form N-14 (the "Registration Statement") with the Securities and Exchange Commission under the Securities Act of 1933 (the "1933 Act") relating to the shares of beneficial interest to be issued in the Reorganization. At the time that the Registration Statement becomes effective, at the time of the Acquired Fund's shareholders' meetings, and at the Closing, the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, none of the representations and warranties in this subsection applies to statements in, or omissions from, the Registration Statement made in reliance on information furnished by the Acquired Fund for use in the Registration Statement.

6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLING TRUST.
   The Selling Trust represents and warrants to the Acquiring Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Selling Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the 1940 Act as an open-end, management investment company. The Acquired Fund is a series of the Selling Trust.
   b. Capitalization. The Selling Trust has authorized capital of an unlimited number shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquired Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquired Fund as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Acquired Fund Financial Statements"), fairly present the financial position of the Acquired Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Authority Relative to the Agreement. The Selling Trust has the power to enter into and to carry out its obligations under this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Selling Trust, the shareholders meetings referred to in Section 6(k) will be called and held, and no other proceedings by the Selling Trust or the Acquired Fund are necessary under the Selling Trust's Governing Documents.
   e. No Violation. The Selling Trust is not in violation of its Agreement and Declaration of Trust or By-Laws (the "Governing Documents") or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquired Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquired Fund.
   f. Liabilities. There are no liabilities of the Acquired Fund other than:
      (1)liabilities disclosed in the Acquired Fund Financial Statements,

                                      A-3
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or
      (3)liabilities previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquired Fund.
   g. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquired Fund, threatened, that would materially and adversely affect the Acquired Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and the Acquired Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   h. Contracts. Except for contracts and agreements previously disclosed to the Buying Trust, the Acquired Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   i. Taxes. The Acquired Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquired Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and all such returns and reports are true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquiring Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquiring Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   j. Fund Securities. All securities listed in the schedules of investments of the Acquired Fund as of the Closing will be owned by the Acquired Fund free and clear of any encumbrances, except as indicated in the schedule.
   k. Shareholders' Meetings; Registration Statement. The Acquired Fund will call and hold a shareholders' meeting at which its shareholders will consider and act upon the transactions contemplated by this Agreement. The Acquired Fund will cooperate with the Acquiring Fund and will furnish information relating to the Selling Trust and the Acquired Fund required in the Registration Statement. At the time that the Registration Statement becomes effective, at the time of the shareholders' meeting, and at the Closing, the Registration Statement, as it relates to the Selling Trust or the Acquired Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, the representations and warranties in this subsection apply only to statements in or omissions from the Registration Statement made in reliance upon information furnished by the Selling Trust or the Acquired Fund for use in the Registration Statement.

7. CONDITIONS TO OBLIGATIONS OF THE BUYING TRUST. The obligations of the Buying Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of the Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Selling Trust and the Acquired Fund will have complied with this Agreement, and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Selling Trust will provide a certificate to the Acquiring Fund confirming that, as of the Closing, the representations and warranties set forth in Section 6 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquired Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Selling Trust, and delivered to the Acquiring Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquired Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective, and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.

                                      A-4
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

   d. Opinion of Counsel. The Buying Trust will have received an opinion of counsel for the Selling Trust, dated as of the Closing, to the effect that
      (i) the Selling Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquired Fund is a series of the Selling Trust; (iii) this Agreement and the Reorganization have been duly authorized and approved by all requisite action of the Selling Trust and the Acquired Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Selling Trust.
   e. Declaration of Dividend. The Acquired Fund, prior to the Closing, will have declared a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund's investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund's investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) and (iii) all of the Acquired Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for the current taxable year (which will end on the Closing date) and any preceding taxable years for which such a dividend is eligible to be made under Section 855 of the Code.

8. CONDITIONS TO OBLIGATIONS OF THE SELLING TRUST. The obligations of the Selling Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Acquiring Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Buying Trust will provide a certificate to the Acquired Fund confirming that, as of the Closing, the representations and warranties set forth in Section 5 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquiring Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Buying Trust, and delivered to the Acquired Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquiring Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.
   d. Opinion of Counsel. The Selling Trust will have received the opinion of counsel for the Buying Trust, dated as of the Closing, to the effect that
      (i) the Buying Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquiring Fund is a series of the Buying Trust; (iii) this Agreement and the Reorganization have been authorized and approved by all requisite action of the Buying Trust and the Acquiring Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Buying Trust; and (iv) the shares to be issued in the Reorganization are duly authorized and upon issuance in accordance with this Agreement will be validly issued, fully paid, and non-assessable shares of the Acquiring Fund.

9. FURTHER CONDITIONS TO THE OBLIGATIONS OF THE BUYING TRUST AND THE SELLING TRUST. As a further condition to the obligations of the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund hereunder, the VIP Trust, on behalf of both the Acquired Fund and the Acquiring Fund, shall have received the opinion of Dorsey & Whitney LLP addressed to the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund, dated as of the date of the Closing, and based in part on representations to be furnished by the VIP Trust on behalf of the Acquired Fund and the Acquiring Fund, substantially to the effect that:
   a. The Reorganization will constitute a reorganization within the meaning of
      Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund each will qualify as a party to the reorganization within the meaning of Section 368(b) of the Code.
   b. Acquired Fund shareholders will recognize no income, gain, or loss upon receipt, pursuant to the Reorganization, of the Acquiring Fund Shares. Acquired Fund shareholders subject to taxation will recognize income upon

                                      A-5
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009
      receipt of any net investment income or net capital gains of the Acquired Fund which are distributed by the Acquired Fund prior to the Closing.
   c. The tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be equal to the tax basis of the Acquired Fund Shares exchanged therefor.
   d. The holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will include the period during which the Acquired Fund Shareholder held the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shares were held as a capital asset at the Effective Time.
   e. The Acquired Fund will recognize no income, gain or loss by reason of the Reorganization.
   f. The Acquiring Fund will recognize no income, gain or loss by reason of the Reorganization.
   g. The tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Acquired Fund as of the Effective Time.
   h. The holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the Acquired Fund.
   i. The Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Acquired Fund as of the Effective Time.
10.AMENDMENT; TERMINATION; NON-SURVIVAL OF COVENANTS, WARRANTIES AND
   REPRESENTATIONS.
   a. This Agreement may be amended in writing if authorized by the Board of Trustees. The Agreement may be amended at any time before or after approval by the shareholders of the Acquired Fund, but after shareholder approval, no amendment shall be made that substantially changes the terms of Sections 2 or 3.
   b. At any time prior to the Closing, any of the parties may waive in writing
      (i) any inaccuracies in the representations and warranties made to it and
      (ii) compliance with any of the covenants or conditions made for its benefit. However, neither party may waive the requirement to obtain shareholder approval or the requirement to obtain a tax opinion.
   c. The Selling Trust may terminate this Agreement at any time prior to the Closing by notice to the Buying Trust if a material condition to its performance or a material covenant of the Buying Trust on behalf of the Acquiring Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Buying Trust on behalf of the Acquiring Fund and is not cured.
   d. The Buying Trust may terminate this Agreement at any time prior to the Closing by notice to the Selling Trust if a material condition to its performance or a material covenant of the Selling Trust on behalf of the Acquired Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Selling Trust on behalf of the Acquired Fund and is not cured.
   e. This Agreement may be terminated by any party at any time prior to the Closing, whether before or after approval by the shareholders of the Acquired Fund, without any liability on the part of either party or its respective trustees, officers, or shareholders, on written notice to the other party, and shall be terminated without liability as of the close of business on December 31, 2009, or a later date agreed upon by the parties, if the Closing has not taken place on or prior to that date.
   f. The representations, warranties, and covenants contained in this Agreement, or in any document delivered in connection with this Agreement, will survive the Reorganization.

11.EXPENSES. All fees paid to governmental authorities for the registration or qualification of the Acquiring Fund Shares and all transfer agency costs related to the shares of the Acquiring Fund Shares shall be allocated to the Acquiring Fund. All fees and expenses related to printing and mailing communications to shareholders and beneficial owners of shares of the Acquired Fund shall be allocated to the Acquired Fund. All of the other expenses of the transactions required for the Reorganization, including without limitation, accounting, legal, and custodial expenses, shall be allocated equally between the Acquired Fund and the Acquiring Fund. The expenses specified in this Section shall be borne by the Fund to which they are allocated.

12. GENERAL.
   a. Headings. The headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement. Nothing in this Agreement is intended to confer upon any other person any rights or remedies by reason of this Agreement.
   b. Governing Law. This Agreement will be governed by the laws of the state of Minnesota.

                                      A-6
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

13. INDEMNIFICATION. Each party will indemnify and hold the other and its officers and trustees (each an "Indemnitee") harmless from and against any liability or other cost and expense, in connection with the defense or disposition of any action, suit, or other proceeding, before any court or administrative or investigative body in which the Indemnitee may be involved as a party, with respect to actions taken under this Agreement. However, no Indemnitee will be indemnified against any liability or expense arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Indemnitee's position.

                                      A-7
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

on behalf of AZL First Trust Target Double Play Fund

By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

on behalf of AZL S&P 500 Index Fund

By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President

                                      A-8
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

EXHIBIT B -AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of June 10, 2009, (the "Agreement") is by and among the Allianz Variable Insurance Products Trust (the "VIP Trust" or the "Selling Trust"), a Delaware statutory trust, on behalf of its series, the AZL PIMCO Fundamental IndexPLUS Total Return Fund (the "Acquired Fund"), and the same statutory trust (in this role, the "Buying Trust") on behalf of its series, the AZL S&P 500 Index Fund (the "Acquiring Fund"), and Allianz Investment Management LLC (solely for the purposes of Section 13 of the Agreement).

The following table shows the name of the Acquired Fund and the Acquiring Fund that will be parties to the reorganization.

--------------------------------------------------------------------------
|                  ACQUIRED FUND                  |    ACQUIRING FUND    |
--------------------------------------------------------------------------
|AZL PIMCO Fundamental IndexPLUS Total Return Fund|AZL S&P 500 Index Fund|
--------------------------------------------------------------------------

In consideration of their mutual promises, the parties agree as follows:

1. SHAREHOLDER APPROVAL. The Acquired Fund will call a meeting of its shareholders for the purpose of approving the Agreement and the transactions it contemplates. The reorganization between the Acquiring Fund and the Acquired Fund is referred to hereinafter as the "Reorganization." The Acquiring Fund agrees to furnish data and information, as reasonably requested, for the proxy statement to be furnished to shareholders of the Acquired Fund.

2. REORGANIZATION.
   a. Plan of Reorganization. The Reorganization is not intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). At the Closing (as defined below), the Selling Trust will convey all of the assets of the Acquired Fund to the Acquiring Fund. The Acquiring Fund will assume all liabilities of the Acquired Fund. At the Closing, the Buying Trust will deliver Class 2 shares of the Acquiring Fund, including fractional shares, to the Selling Trust. The number of shares will be determined by dividing the aggregate net asset value of the shares of the Acquired Fund, computed as described in Section 3(a), by the net asset value of one share of the Acquiring Fund, computed as described in Section 3(b). The Acquired Fund will not pay a sales charge on the receipt of Acquiring Fund shares in exchange for the assets of the Acquired Fund. In addition, the separate account shareholders of the Acquired Fund will not pay a sales charge on distribution to them of shares of the Acquiring Fund.
   b. Closing and Effective Time of the Reorganization. The Reorganization and all related acts necessary to complete the Reorganization (the "Closing") will occur on the first day on which the New York Stock Exchange (the "NYSE") is open for business following approval of contract owners of the Acquired Fund and receipt of all necessary regulatory approvals, or such later date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date of the Closing or at such other time as an authorized officer of the VIP Trust shall determine (the "Effective Time").

3. VALUATION.
   a. The aggregate net asset value of the shares of the Acquired Fund will be computed as of the close of regular trading on the NYSE on the day of Closing (the "Valuation Date") using the valuation procedures in the Acquired Fund's prospectus.
   b. The net asset value per share of shares of the Acquiring Fund will be determined as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures in the Acquiring Fund's prospectus.
   c. At the Closing, the Acquired Fund will provide the Acquiring Fund with a copy of the computation showing the valuation of the aggregate net asset value of the shares of the Acquired Fund on the Valuation Date. The Acquiring Fund will provide the Acquired Fund with a copy of the computation showing the determination of the net asset value per share of shares of the Acquiring Fund on the Valuation Date.

                                      B-1
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

4. LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUND.
   a. As soon as practicable after the Valuation Date, the Selling Trust will liquidate the Acquired Fund and distribute shares of the Acquiring Fund to the Acquired Fund's shareholders of record. The Acquiring Fund will establish shareholder accounts in the names of each Acquired Fund shareholder, representing the respective pro rata number of full and fractional shares of the Acquiring Fund due to each shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Selling Trust. The Acquiring Fund or its transfer agent will establish shareholder accounts in accordance with instructions from the Selling Trust.
   b. Immediately after the Valuation Date, the share transfer books of the Selling Trust relating to the Acquired Fund will be closed and no further transfer of shares will be made.
   c. Promptly after the distribution, the Acquiring Fund or its transfer agent will notify each shareholder of the Acquired Fund of the number of shares distributed to the shareholder and confirm the registration in the shareholder's name.
   d. As promptly as practicable after the liquidation of the Acquired Fund, and in no event later than twelve months from the date of the Closing, the Acquired Fund will be dissolved.

5. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE BUYING TRUST. The Buying Trust represents and warrants to the Acquired Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Buying Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company. The Acquiring Fund is a series of the Buying Trust.
   b. Capitalization. The Buying Trust has authorized capital of an unlimited number of shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquiring Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquiring Fund as of the end of the last fiscal year and the subsequent unaudited semi-annual financial statements, if any (the "Acquiring Fund Financial Statements"), fairly present the financial position of the Acquiring Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Shares to Be Issued upon Reorganization. The shares of beneficial interest to be issued in connection with the Reorganization will be duly authorized and, at the time of the Closing, will be validly issued, fully paid, and non-assessable.
   e. Authority Relative to the Agreement. The Buying Trust has the power to enter into and carry out the obligations described in this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Trustees of the Buying Trust, and no other proceedings by the Buying Trust or the Acquiring Fund are necessary under the Buying Trust's Agreement and Declaration of Trust or By-Laws (the "Governing Documents").
   f. No Violation. The Buying Trust is not in violation of its Governing Documents or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquiring Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquiring Fund.
   g. Liabilities. There are no liabilities of the Acquiring Fund other than:
      (1)liabilities disclosed in the Acquiring Fund Financial Statements,
      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or
      (3)liabilities previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquiring Fund.

                                      B-2
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

   h. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquiring Fund, threatened, that would materially and adversely affect the Acquiring Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   i. Contracts. Except for contracts and agreements previously disclosed to the Selling Trust, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   j. Taxes. The Acquiring Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquiring Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and such returns and reports have been true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquired Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquired Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   k. Registration Statement. The Acquiring Fund will file a registration statement on Form N-14 (the "Registration Statement") with the Securities and Exchange Commission under the Securities Act of 1933 (the "1933 Act") relating to the shares of beneficial interest to be issued in the Reorganization. At the time that the Registration Statement becomes effective, at the time of the Acquired Fund's shareholders' meetings, and at the Closing, the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, none of the representations and warranties in this subsection applies to statements in, or omissions from, the Registration Statement made in reliance on information furnished by the Acquired Fund for use in the Registration Statement.

6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLING TRUST.
   The Selling Trust represents and warrants to the Acquiring Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Selling Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the 1940 Act as an open-end, management investment company. The Acquired Fund is a series of the Selling Trust.
   b. Capitalization. The Selling Trust has authorized capital of an unlimited number shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquired Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquired Fund as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Acquired Fund Financial Statements"), fairly present the financial position of the Acquired Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Authority Relative to the Agreement. The Selling Trust has the power to enter into and to carry out its obligations under this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Selling Trust, the shareholders meetings referred to in Section 6(k) will be called and held, and no other proceedings by the Selling Trust or the Acquired Fund are necessary under the Selling Trust's Governing Documents.
   e. No Violation. The Selling Trust is not in violation of its Agreement and Declaration of Trust or By-Laws (the "Governing Documents") or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquired Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquired Fund.
   f. Liabilities. There are no liabilities of the Acquired Fund other than:

                                      B-3
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

      (1)liabilities disclosed in the Acquired Fund Financial Statements,
      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or
      (3)liabilities previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquired Fund.
   g. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquired Fund, threatened, that would materially and adversely affect the Acquired Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and the Acquired Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   h. Contracts. Except for contracts and agreements previously disclosed to the Buying Trust, the Acquired Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   i. Taxes. The Acquired Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquired Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and all such returns and reports are true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquiring Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquiring Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   j. Fund Securities. All securities listed in the schedules of investments of the Acquired Fund as of the Closing will be owned by the Acquired Fund free and clear of any encumbrances, except as indicated in the schedule.
   k. Shareholders' Meetings; Registration Statement. The Acquired Fund will call and hold a shareholders' meeting at which its shareholders will consider and act upon the transactions contemplated by this Agreement. The Acquired Fund will cooperate with the Acquiring Fund and will furnish information relating to the Selling Trust and the Acquired Fund required in the Registration Statement. At the time that the Registration Statement becomes effective, at the time of the shareholders' meeting, and at the Closing, the Registration Statement, as it relates to the Selling Trust or the Acquired Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, the representations and warranties in this subsection apply only to statements in or omissions from the Registration Statement made in reliance upon information furnished by the Selling Trust or the Acquired Fund for use in the Registration Statement.

7. CONDITIONS TO OBLIGATIONS OF THE BUYING TRUST. The obligations of the Buying Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of the Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Selling Trust and the Acquired Fund will have complied with this Agreement, and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Selling Trust will provide a certificate to the Acquiring Fund confirming that, as of the Closing, the representations and warranties set forth in Section 6 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquired Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Selling Trust, and delivered to the Acquiring Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquired Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective, and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.

                                      B-4
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

   d. Opinion of Counsel. The Buying Trust will have received an opinion of counsel for the Selling Trust, dated as of the Closing, to the effect that
      (i) the Selling Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquired Fund is a series of the Selling Trust; (iii) this Agreement and the Reorganization have been duly authorized and approved by all requisite action of the Selling Trust and the Acquired Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Selling Trust.
   e. Declaration of Dividend. The Acquired Fund, prior to the Closing, will have declared a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund's investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund's investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) and (iii) all of the Acquired Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for the current taxable year (which will end on the Closing date) and any preceding taxable years for which such a dividend is eligible to be made under Section 855 of the Code.

8. CONDITIONS TO OBLIGATIONS OF THE SELLING TRUST. The obligations of the Selling Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Acquiring Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Buying Trust will provide a certificate to the Acquired Fund confirming that, as of the Closing, the representations and warranties set forth in Section 5 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquiring Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Buying Trust, and delivered to the Acquired Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquiring Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.
   d. Opinion of Counsel. The Selling Trust will have received the opinion of counsel for the Buying Trust, dated as of the Closing, to the effect that
      (i) the Buying Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquiring Fund is a series of the Buying Trust; (iii) this Agreement and the Reorganization have been authorized and approved by all requisite action of the Buying Trust and the Acquiring Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Buying Trust; and (iv) the shares to be issued in the Reorganization are duly authorized and upon issuance in accordance with this Agreement will be validly issued, fully paid, and non-assessable shares of the Acquiring Fund.

9. [RESERVED].
10.AMENDMENT; TERMINATION; NON-SURVIVAL OF COVENANTS, WARRANTIES AND
   REPRESENTATIONS.
   a. This Agreement may be amended in writing if authorized by the Board of Trustees. The Agreement may be amended at any time before or after approval by the shareholders of the Acquired Fund, but after shareholder approval, no amendment shall be made that substantially changes the terms of Sections 2 or 3.
   b. At any time prior to the Closing, any of the parties may waive in writing
      (i) any inaccuracies in the representations and warranties made to it and
      (ii) compliance with any of the covenants or conditions made for its benefit. However, neither party may waive the requirement to obtain shareholder approval.
   c. The Selling Trust may terminate this Agreement at any time prior to the Closing by notice to the Buying Trust if a material condition to its performance or a material covenant of the Buying Trust on behalf of the

                                      B-5
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

      Acquiring Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Buying Trust on behalf of the Acquiring Fund and is not cured.
   d. The Buying Trust may terminate this Agreement at any time prior to the Closing by notice to the Selling Trust if a material condition to its performance or a material covenant of the Selling Trust on behalf of the Acquired Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Selling Trust on behalf of the Acquired Fund and is not cured.
   e. This Agreement may be terminated by any party at any time prior to the Closing, whether before or after approval by the shareholders of the Acquired Fund, without any liability on the part of either party or its respective trustees, officers, or shareholders, on written notice to the other party, and shall be terminated without liability as of the close of business on December 31, 2009, or a later date agreed upon by the parties, if the Closing has not taken place on or prior to that date.
   f. The representations, warranties, and covenants contained in this Agreement, or in any document delivered in connection with this Agreement, will survive the Reorganization.

11.EXPENSES. All fees paid to governmental authorities for the registration or qualification of the Acquiring Fund Shares and all transfer agency costs related to the shares of the Acquiring Fund Shares shall be allocated to the Acquiring Fund. All fees and expenses related to printing and mailing communications to shareholders and beneficial owners of shares of the Acquired Fund shall be allocated to the Acquired Fund. All of the other expenses of the transactions required for the Reorganization, including without limitation, accounting, legal, and custodial expenses, shall be allocated equally between the Acquired Fund and the Acquiring Fund. The expenses specified in this Section shall be borne by the Fund to which they are allocated.

12. GENERAL.
   a. Headings. The headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement. Nothing in this Agreement is intended to confer upon any other person any rights or remedies by reason of this Agreement.
   b. Governing Law. This Agreement will be governed by the laws of the state of Minnesota.

13. INDEMNIFICATION. Each party will indemnify and hold the other and its officers and trustees (each an "Indemnitee") harmless from and against any liability or other cost and expense, in connection with the defense or disposition of any action, suit, or other proceeding, before any court or administrative or investigative body in which the Indemnitee may be involved as a party, with respect to actions taken under this Agreement. However, no Indemnitee will be indemnified against any liability or expense arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Indemnitee's position.

In addition, Allianz Investment Management LLC hereby agrees to indemnify and hold harmless each shareholder and each beneficial owner of Acquired Fund shares, each shareholder of record and each beneficial owner of Acquiring Fund shares, the Acquired Fund, and the Acquiring Fund, from and against any taxes, penalties and interest imposed upon them as a result of (a) the treatment of the Reorganization as not qualifying as a "reorganization" under section 368(a)(1) of the Code or (b) any final determination by a court of competent jurisdiction or administrative determination that the Reorganization, although treated by the parties for Federal income tax purposes as not qualifying as a "reorganization" under section 368(a)(1) of the Code, in fact was such a "reorganization."

                                      B-6
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

on behalf of AZL PIMCO Fundamental IndexPLUS Total Return Fund

By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

on behalf of AZL S&P 500 Index Fund

By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President

The undersigned is a party to this Agreement for purposes of Section 13 only.

ALLIANZ INVESTMENT MANAGEMENT LLC

By /s/ Brian Muench

Brian Muench

Vice President

                                      B-7
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

EXHIBIT C -AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of June 10, 2009, (the "Agreement") is by and among the Allianz Variable Insurance Products Trust (the "VIP Trust" or the "Selling Trust"), a Delaware statutory trust, on behalf of its series, the AZL TargetPLUS Equity Fund (the "Acquired Fund"), and the same statutory trust (in this role, the "Buying Trust") on behalf of its series, the AZL S&P 500 Index Fund (the "Acquiring Fund").

The following table shows the name of the Acquired Fund and the Acquiring Fund that will be parties to the reorganization.

---------------------------------------------------
|      ACQUIRED FUND       |    ACQUIRING FUND    |
---------------------------------------------------
|AZL TargetPLUS Equity Fund|AZL S&P 500 Index Fund|
---------------------------------------------------

In consideration of their mutual promises, the parties agree as follows:

1. SHAREHOLDER APPROVAL. The Acquired Fund will call a meeting of its shareholders for the purpose of approving the Agreement and the transactions it contemplates. The reorganization between the Acquiring Fund and the Acquired Fund is referred to hereinafter as the "Reorganization." The Acquiring Fund agrees to furnish data and information, as reasonably requested, for the proxy statement to be furnished to shareholders of the Acquired Fund.

2. REORGANIZATION.
   a. Plan of Reorganization. The Reorganization is intended to qualify as a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). At the Closing (as defined below), the Selling Trust will convey all of the assets of the Acquired Fund to the Acquiring Fund. The Acquiring Fund will assume all liabilities of the Acquired Fund. At the Closing, the Buying Trust will deliver shares of the Acquiring Fund, including fractional shares, to the Selling Trust. The number of shares will be determined by dividing the aggregate net asset value of the shares of the Acquired Fund, computed as described in
      Section 3(a), by the net asset value of one share of the Acquiring Fund, computed as described in Section 3(b). The Acquired Fund will not pay a sales charge on the receipt of Acquiring Fund shares in exchange for the assets of the Acquired Fund. In addition, the separate account shareholders of the Acquired Fund will not pay a sales charge on distribution to them of shares of the Acquiring Fund.
   b. Closing and Effective Time of the Reorganization. The Reorganization and all related acts necessary to complete the Reorganization (the "Closing") will occur on the first day on which the New York Stock Exchange (the "NYSE") is open for business following approval of contract owners of the Acquired Fund and receipt of all necessary regulatory approvals, or such later date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date of the Closing or at such other time as an authorized officer of the VIP Trust shall determine (the "Effective Time").

3. VALUATION.
   a. The aggregate net asset value of the shares of the Acquired Fund will be computed as of the close of regular trading on the NYSE on the day of Closing (the "Valuation Date") using the valuation procedures in the Acquired Fund's prospectus.
   b. The net asset value per share of shares of the Acquiring Fund will be determined as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures in the Acquiring Fund's prospectus.
   c. At the Closing, the Acquired Fund will provide the Acquiring Fund with a copy of the computation showing the valuation of the aggregate net asset value of the shares of the Acquired Fund on the Valuation Date. The Acquiring Fund will provide the Acquired Fund with a copy of the computation showing the determination of the net asset value per share of shares of the Acquiring Fund on the Valuation Date.

                                      C-1
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

4. LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUND.
   a. As soon as practicable after the Valuation Date, the Selling Trust will liquidate the Acquired Fund and distribute shares of the Acquiring Fund to the Acquired Fund's shareholders of record. The Acquiring Fund will establish shareholder accounts in the names of each Acquired Fund shareholder, representing the respective pro rata number of full and fractional shares of the Acquiring Fund due to each shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Selling Trust. The Acquiring Fund or its transfer agent will establish shareholder accounts in accordance with instructions from the Selling Trust.
   b. Immediately after the Valuation Date, the share transfer books of the Selling Trust relating to the Acquired Fund will be closed and no further transfer of shares will be made.
   c. Promptly after the distribution, the Acquiring Fund or its transfer agent will notify each shareholder of the Acquired Fund of the number of shares distributed to the shareholder and confirm the registration in the shareholder's name.
   d. As promptly as practicable after the liquidation of the Acquired Fund, and in no event later than twelve months from the date of the Closing, the Acquired Fund will be dissolved.

5. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE BUYING TRUST. The Buying Trust represents and warrants to the Acquired Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Buying Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company. The Acquiring Fund is a series of the Buying Trust.
   b. Capitalization. The Buying Trust has authorized capital of an unlimited number of shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquiring Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquiring Fund as of the end of the last fiscal year and the subsequent unaudited semi-annual financial statements, if any (the "Acquiring Fund Financial Statements"), fairly present the financial position of the Acquiring Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Shares to Be Issued upon Reorganization. The shares of beneficial interest to be issued in connection with the Reorganization will be duly authorized and, at the time of the Closing, will be validly issued, fully paid, and non-assessable.
   e. Authority Relative to the Agreement. The Buying Trust has the power to enter into and carry out the obligations described in this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Trustees of the Buying Trust, and no other proceedings by the Buying Trust or the Acquiring Fund are necessary under the Buying Trust's Agreement and Declaration of Trust or By-Laws (the "Governing Documents").
   f. No Violation. The Buying Trust is not in violation of its Governing Documents or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquiring Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquiring Fund.
   g. Liabilities. There are no liabilities of the Acquiring Fund other than:
      (1)liabilities disclosed in the Acquiring Fund Financial Statements,
      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or
      (3)liabilities previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquiring Fund.

                                      C-2
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

   h. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquiring Fund, threatened, that would materially and adversely affect the Acquiring Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   i. Contracts. Except for contracts and agreements previously disclosed to the Selling Trust, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   j. Taxes. The Acquiring Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquiring Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and such returns and reports have been true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquired Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquired Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   k. Registration Statement. The Acquiring Fund will file a registration statement on Form N-14 (the "Registration Statement") with the Securities and Exchange Commission under the Securities Act of 1933 (the "1933 Act") relating to the shares of beneficial interest to be issued in the Reorganization. At the time that the Registration Statement becomes effective, at the time of the Acquired Fund's shareholders' meetings, and at the Closing, the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, none of the representations and warranties in this subsection applies to statements in, or omissions from, the Registration Statement made in reliance on information furnished by the Acquired Fund for use in the Registration Statement.

6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLING TRUST.
   The Selling Trust represents and warrants to the Acquiring Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Selling Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the 1940 Act as an open-end, management investment company. The Acquired Fund is a series of the Selling Trust.
   b. Capitalization. The Selling Trust has authorized capital of an unlimited number shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquired Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquired Fund as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Acquired Fund Financial Statements"), fairly present the financial position of the Acquired Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Authority Relative to the Agreement. The Selling Trust has the power to enter into and to carry out its obligations under this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Selling Trust, the shareholders meetings referred to in Section 6(k) will be called and held, and no other proceedings by the Selling Trust or the Acquired Fund are necessary under the Selling Trust's Governing Documents.
   e. No Violation. The Selling Trust is not in violation of its Agreement and Declaration of Trust or By-Laws (the "Governing Documents") or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquired Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquired Fund.
   f. Liabilities. There are no liabilities of the Acquired Fund other than:
      (1)liabilities disclosed in the Acquired Fund Financial Statements,

                                      C-3
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or
      (3)liabilities previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquired Fund.
   g. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquired Fund, threatened, that would materially and adversely affect the Acquired Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and the Acquired Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   h. Contracts. Except for contracts and agreements previously disclosed to the Buying Trust, the Acquired Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   i. Taxes. The Acquired Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquired Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and all such returns and reports are true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquiring Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquiring Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   j. Fund Securities. All securities listed in the schedules of investments of the Acquired Fund as of the Closing will be owned by the Acquired Fund free and clear of any encumbrances, except as indicated in the schedule.
   k. Shareholders' Meetings; Registration Statement. The Acquired Fund will call and hold a shareholders' meeting at which its shareholders will consider and act upon the transactions contemplated by this Agreement. The Acquired Fund will cooperate with the Acquiring Fund and will furnish information relating to the Selling Trust and the Acquired Fund required in the Registration Statement. At the time that the Registration Statement becomes effective, at the time of the shareholders' meeting, and at the Closing, the Registration Statement, as it relates to the Selling Trust or the Acquired Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, the representations and warranties in this subsection apply only to statements in or omissions from the Registration Statement made in reliance upon information furnished by the Selling Trust or the Acquired Fund for use in the Registration Statement.

7. CONDITIONS TO OBLIGATIONS OF THE BUYING TRUST. The obligations of the Buying Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of the Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Selling Trust and the Acquired Fund will have complied with this Agreement, and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Selling Trust will provide a certificate to the Acquiring Fund confirming that, as of the Closing, the representations and warranties set forth in Section 6 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquired Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Selling Trust, and delivered to the Acquiring Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquired Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective, and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.

                                      C-4
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

   d. Opinion of Counsel. The Buying Trust will have received an opinion of counsel for the Selling Trust, dated as of the Closing, to the effect that
      (i) the Selling Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquired Fund is a series of the Selling Trust; (iii) this Agreement and the Reorganization have been duly authorized and approved by all requisite action of the Selling Trust and the Acquired Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Selling Trust.
   e. Declaration of Dividend. The Acquired Fund, prior to the Closing, will have declared a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund's investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund's investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) and (iii) all of the Acquired Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for the current taxable year (which will end on the Closing date) and any preceding taxable years for which such a dividend is eligible to be made under Section 855 of the Code.

8. CONDITIONS TO OBLIGATIONS OF THE SELLING TRUST. The obligations of the Selling Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Acquiring Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Buying Trust will provide a certificate to the Acquired Fund confirming that, as of the Closing, the representations and warranties set forth in Section 5 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquiring Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Buying Trust, and delivered to the Acquired Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquiring Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.
   d. Opinion of Counsel. The Selling Trust will have received the opinion of counsel for the Buying Trust, dated as of the Closing, to the effect that
      (i) the Buying Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquiring Fund is a series of the Buying Trust; (iii) this Agreement and the Reorganization have been authorized and approved by all requisite action of the Buying Trust and the Acquiring Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Buying Trust; and (iv) the shares to be issued in the Reorganization are duly authorized and upon issuance in accordance with this Agreement will be validly issued, fully paid, and non-assessable shares of the Acquiring Fund.

9. FURTHER CONDITIONS TO THE OBLIGATIONS OF THE BUYING TRUST AND THE SELLING TRUST. As a further condition to the obligations of the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund hereunder, the VIP Trust, on behalf of both the Acquired Fund and the Acquiring Fund, shall have received the opinion of Dorsey & Whitney LLP addressed to the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund, dated as of the date of the Closing, and based in part on representations to be furnished by the VIP Trust on behalf of the Acquired Fund and the Acquiring Fund, substantially to the effect that:
   a. The Reorganization will constitute a reorganization within the meaning of
      Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund each will qualify as a party to the reorganization within the meaning of Section 368(b) of the Code.
   b. Acquired Fund shareholders will recognize no income, gain, or loss upon receipt, pursuant to the Reorganization, of the Acquiring Fund Shares. Acquired Fund shareholders subject to taxation will recognize income upon

                                      C-5
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009
      receipt of any net investment income or net capital gains of the Acquired Fund which are distributed by the Acquired Fund prior to the Closing.
   c. The tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be equal to the tax basis of the Acquired Fund Shares exchanged therefor.
   d. The holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will include the period during which the Acquired Fund Shareholder held the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shares were held as a capital asset at the Effective Time.
   e. The Acquired Fund will recognize no income, gain or loss by reason of the Reorganization.
   f. The Acquiring Fund will recognize no income, gain or loss by reason of the Reorganization.
   g. The tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Acquired Fund as of the Effective Time.
   h. The holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the Acquired Fund.
   i. The Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Acquired Fund as of the Effective Time.
10.AMENDMENT; TERMINATION; NON-SURVIVAL OF COVENANTS, WARRANTIES AND
   REPRESENTATIONS.
   a. This Agreement may be amended in writing if authorized by the Board of Trustees. The Agreement may be amended at any time before or after approval by the shareholders of the Acquired Fund, but after shareholder approval, no amendment shall be made that substantially changes the terms of Sections 2 or 3.
   b. At any time prior to the Closing, any of the parties may waive in writing
      (i) any inaccuracies in the representations and warranties made to it and
      (ii) compliance with any of the covenants or conditions made for its benefit. However, neither party may waive the requirement to obtain shareholder approval or the requirement to obtain a tax opinion.
   c. The Selling Trust may terminate this Agreement at any time prior to the Closing by notice to the Buying Trust if a material condition to its performance or a material covenant of the Buying Trust on behalf of the Acquiring Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Buying Trust on behalf of the Acquiring Fund and is not cured.
   d. The Buying Trust may terminate this Agreement at any time prior to the Closing by notice to the Selling Trust if a material condition to its performance or a material covenant of the Selling Trust on behalf of the Acquired Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Selling Trust on behalf of the Acquired Fund and is not cured.
   e. This Agreement may be terminated by any party at any time prior to the Closing, whether before or after approval by the shareholders of the Acquired Fund, without any liability on the part of either party or its respective trustees, officers, or shareholders, on written notice to the other party, and shall be terminated without liability as of the close of business on December 31, 2009, or a later date agreed upon by the parties, if the Closing has not taken place on or prior to that date.
   f. The representations, warranties, and covenants contained in this Agreement, or in any document delivered in connection with this Agreement, will survive the Reorganization.

11.EXPENSES. All fees paid to governmental authorities for the registration or qualification of the Acquiring Fund Shares and all transfer agency costs related to the shares of the Acquiring Fund Shares shall be allocated to the Acquiring Fund. All fees and expenses related to printing and mailing communications to shareholders and beneficial owners of shares of the Acquired Fund shall be allocated to the Acquired Fund. All of the other expenses of the transactions required for the Reorganization, including without limitation, accounting, legal, and custodial expenses, shall be allocated equally between the Acquired Fund and the Acquiring Fund. The expenses specified in this Section shall be borne by the Fund to which they are allocated.

12. GENERAL.
   a. Headings. The headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement. Nothing in this Agreement is intended to confer upon any other person any rights or remedies by reason of this Agreement.
   b. Governing Law. This Agreement will be governed by the laws of the state of Minnesota.

                                      C-6
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

13. INDEMNIFICATION. Each party will indemnify and hold the other and its officers and trustees (each an "Indemnitee") harmless from and against any liability or other cost and expense, in connection with the defense or disposition of any action, suit, or other proceeding, before any court or administrative or investigative body in which the Indemnitee may be involved as a party, with respect to actions taken under this Agreement. However, no Indemnitee will be indemnified against any liability or expense arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Indemnitee's position.

                                      C-7
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

on behalf of AZL TargetPLUS Equity Fund

By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

on behalf of AZL S&P 500 Index Fund

By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President

                                      C-8
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

                    ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                     AZL[R] JPMorgan Large Cap Equity Fund

                             5701 Golden Hills Drive
                           Minneapolis, MN 55416-1297

Dear Allianz Life and Allianz Life of New York Variable Annuity or Variable Life Insurance Contract Owner:

The Board of Trustees of the AZL JPMorgan Large Cap Equity Fund (the "Acquired Fund"), which is a series of the Allianz Variable Insurance Products Trust (the "VIP Trust"), is pleased to submit a proposal to reorganize the Acquired Fund into the AZL JPMorgan U.S. Equity Fund (the "Acquiring Fund"), which is another series of the VIP Trust.

As the owner of a variable annuity or variable life insurance contract issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York, you beneficially own shares of the Acquired Fund. Accordingly, we ask that you indicate whether you approve or disapprove of the proposed reorganization by submitting instructions on how to vote your beneficial shares by phone, internet, or mail.

The proposed reorganization is being undertaken for several reasons, including providing further economies of scale.

THE BOARD OF TRUSTEES OF THE VIP TRUST BELIEVES THAT THE TRANSACTION IS IN THE BEST INTERESTS OF THE ACQUIRED FUND AND ITS SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL.

 The Board considered various factors in reviewing the proposed reorganization on behalf of the Acquired Fund's shareholders, including, but not limited to, the following:
   * The continuity of investments between the Acquired Fund and the Acquiring Fund.
   * The expectation that the reorganization will achieve greater economies of scale.
   *  Historical performance of the Funds.
   *  The expectation that the reorganization will be tax-free.

If the proposal is approved, the Acquiring Fund will acquire all of the assets of the Acquired Fund in exchange for newly issued shares of the Acquiring Fund. These Acquiring Fund shares in turn will be distributed proportionately to the Acquired Fund's shareholders in complete liquidation of the Acquired Fund. In order to accomplish the proposed reorganization, the Board of Trustees of the Acquired Fund submits for your approval an Agreement and Plan of Reorganization.

Whether or not you plan to attend the meeting, please review the enclosed voting instruction form. You may submit your instructions on voting the shares that you beneficially own by phone, internet, or mail. Following this letter is a Q&A summarizing the reorganization and information on how to vote your shares. Please read the entire proxy statement/prospectus carefully before you vote.

Thank you for your prompt attention to this important matter.

                                       Sincerely,

                                       Jeffrey W. Kletti
                                       President

                   ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                         PROXY STATEMENT/PROSPECTUS Q&A

HERE IS A BRIEF OVERVIEW OF THE CHANGES BEING RECOMMENDED FOR THE AZL JPMORGAN LARGE CAP EQUITY FUND. WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT/PROSPECTUS.

Q: WHY IS THE REORGANIZATION BEING PROPOSED?
   The reorganization is being proposed in an effort to reduce operating expenses through greater economies of scale for funds available to owners of variable annuity and variable life insurance contracts issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York.

   Your Board of Trustees has determined that the reorganization is in the best interests of the Acquired Fund's shareholders and recommends that you vote FOR the reorganization.

Q: WILL THE EXPENSES OF THE FUND IN WHICH I PARTICIPATE INCREASE AS A RESULT OF
   THE REORGANIZATION?
   Taking into account the investment manager's voluntary reduction of its management fee to 0.75%, as well as economies of scale expected to be realized by the combined fund, the total expense ratio for the Acquiring Fund following the reorganization is expected to be roughly the same as, or possibly even slightly less than, the total expense ratio of the Acquired Fund. Because the manager reserves the right to end its voluntary fee reduction at any time, and because expected economies of scale might not materialize, there is no guarantee that actual total operating expenses of the Acquiring Fund will decline following the reorganization.

Q: WHO IS PAYING THE COSTS OF THE SHAREHOLDER MEETING AND THIS PROXY
   SOLICITATION?
   Contract owners who were beneficial owners of shares of the Acquired Fund on the record date will bear these costs.

Q: WILL I INCUR TAXES AS A RESULT OF THE REORGANIZATION?
   No. The reorganization is not expected to be a taxable event for contract owners. Please see the Tax Consequences discussion in the enclosed proxy statement/prospectus for additional information.

Q: IF APPROVED, WHEN WILL THE REORGANIZATION HAPPEN?
   If shareholders approve the reorganization, it will take place shortly after the shareholder meeting.

Q: IS THERE ANYTHING I NEED TO DO TO CONVERT MY SHARES?
   No. Upon shareholder approval of the reorganization, the Acquired Fund shares that serve as a funding vehicle for benefits under your variable annuity or variable life contract automatically will be exchanged for shares of the Acquiring Fund. The total value of the Acquiring Fund shares that a shareholder receives in the reorganization will be the same as the total value of the Acquired Fund shares held by the shareholder immediately before the reorganization.

Q: HOW DOES THE BOARD RECOMMEND THAT I VOTE?
   After careful consideration, the Board recommends that you vote FOR the reorganization.

Q: HOW AND WHEN DO I VOTE?
   You can vote in one of four ways:
   - By mail with the enclosed voting instruction form
   - By telephone
   - By web site
   - In person at the meeting

   Please refer to the enclosed voting instruction form for the telephone number and internet address. Please vote as soon as possible by following the instructions on the voting instruction form.

Q: WHOM SHOULD I CALL IF I HAVE QUESTIONS?
   If you have questions about any of the proposals described in the proxy statement or about voting procedures, please call toll free at 1-800-950-5872 ext. 37952.

                    ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                             5701 GOLDEN HILLS DRIVE
                        MINNEAPOLIS, MINNESOTA 55416-1297

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 21, 2009

                     AZL[{R}] JPMORGAN LARGE CAP EQUITY FUND

A special meeting of the shareholders of the AZL JPMorgan Large Cap Equity Fund (the "Acquired Fund") will be held at 10:00 a.m. on October 21, 2009, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Golden Valley, Minnesota. At the meeting, shareholders will consider the following proposals:

- To approve an Agreement and Plan of Reorganization (the "Plan") between the AZL JPMorgan Large Cap Equity Fund, which is a series of the Allianz Variable Insurance Products Trust (the "VIP Trust"), and the AZL JPMorgan U.S. Equity Fund (the "Acquiring Fund"), which is another series of the VIP Trust. Under the Plan, the Acquiring Fund would acquire all of the assets and assume all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund, which would be distributed proportionately to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, and the assumption of the Acquired Fund's liabilities; and
- Such other business as may properly come before the meeting, or any adjournment of the meeting.

The Acquired Fund issues and sells its shares to certain separate accounts of Allianz Life Insurance Company of North America ("Allianz Life") and Allianz Life Insurance Company of New York ("Allianz Life of NY"). The separate accounts hold shares of mutual funds, including the Acquired Fund, which serve as a funding vehicle for benefits under variable annuity and variable life insurance contracts issued by Allianz Life and Allianz Life of NY. As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY are the sole shareholders of the Acquired Fund and are entitled to vote all of the shares of the Acquired Fund. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Acquired Fund in accordance with instructions given by the owners of variable annuity and variable life insurance contracts for which the Fund serves as a funding vehicle. This Notice is being delivered to owners of variable annuity and variable life insurance contracts who, by virtue of their ownership of the contracts, beneficially owned shares of the Acquired Fund on the record date, so that they may instruct Allianz Life and Allianz Life of NY how to vote the shares of the Acquired Fund underlying their contracts.

Shareholders of record at the close of business on July 20, 2009, are entitled to vote at the meeting.

                                        By order of the Board of Directors
                                        Michael J. Radmer, Secretary
August 7, 2009


                       YOU CAN VOTE QUICKLY AND EASILY.
    PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION FORM.

                   PROXY STATEMENT/PROSPECTUS - AUGUST 7, 2009

                   ACQUIRED FUND                               ACQUIRING FUND
AZL[{R}] JPMorgan Large Cap Equity Fund              AZL[{R}] JPMorgan U.S. Equity Fund
         ("JPMorgan Large Cap Equity Fund")           ("JPMorgan U.S. Equity Fund")

This proxy statement/prospectus describes a proposed Agreement and Plan of Reorganization (the "Plan") pursuant to which the outstanding shares of the JPMorgan Large Cap Equity Fund, which currently serves as a funding vehicle for your variable annuity or variable life insurance contract, (the "Acquired Fund") would be exchanged for shares of the JPMorgan U.S. Equity Fund (the "Acquiring Fund"). Both the Acquiring Fund and the Acquired Fund (each a "Fund" and together the "Funds") are series of the Allianz Variable Insurance Products Trust (the "VIP Trust"). The address of the Funds is 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. The phone number of the Funds is 877-833-7113.

         THE BOARD OF TRUSTEES OF THE VIP TRUST UNANIMOUSLY RECOMMENDS
                             APPROVAL OF THE PLAN.

THESE SECURITIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR AN AFFILIATE OF ANY BANK, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER AGENCY OF THE UNITED STATES, OR ANY BANK OR AN AFFILIATE OF ANY BANK; AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF VALUE.

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the "1940 Act") and files reports, proxy materials, and other information with the SEC (Investment Company Act file no. 811-09491). These reports, proxy materials, and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request e-mailed to publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed on-line or downloaded from the SEC's Web site at http://www.sec.gov.

You should retain this proxy statement/prospectus for future reference. It sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. Additional information is set forth in the Statement of Additional Information, dated the same date as this proxy statement/prospectus, relating to this proxy statement/prospectus. A current prospectus for the Acquiring Fund, which gives a detailed description of the Acquiring Fund's policies, strategies, and restrictions, accompanies this proxy statement/prospectus.

This proxy statement/prospectus was first mailed to Contract Owners on or about August 7, 2009.

WHERE TO GET MORE INFORMATION

FUND REPORTS:                                   THE ACQUIRING FUND:                          THE ACQUIRED FUND:
Prospectus dated April 27, 2009.                Accompanying, and incorporated by reference  Incorporated by reference into this
                                                into, this proxy statement/prospectus.       proxy statement/prospectus. For a
Annual report for the period ended December 31, For a complete copy at no charge, call toll- copy at no charge, call toll free
2008; and semi-annual report for the period     free 877-833-7113 or write to the address    877-833-7113 or write to the address
ended June 30, 2008.                            given below this table.                      given below this table.

  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

THIS PROXY STATEMENT/PROSPECTUS:

Statement of Additional Information dated Incorporated by reference into this proxy statement/prospectus. For a copy at no charge,
the same date as this proxy               call toll-free 1-800-624-0197 or write to Allianz VIP Trust, Advisory Management, A 3-
statement/prospectus. This document       825, 5701 Golden Hills Drive, Minneapolis, MN 55416.
contains information about both the
Acquired Fund and the Acquiring Fund.
To ask questions about this proxy         Call toll free 1-800-950-5872 ext. 37952 or write to: Allianz VIP Trust, Advisory
statement/prospectus.                     Management, A3-825, 5701 Golden Hills Drive, Minneapolis, MN 55416.

ADDRESS: Allianz Variable Insurance Products Trust, 5701 Golden Hills Drive, Minneapolis, MN 55416.

ABOUT THE ACQUIRED AND ACQUIRING FUNDS

The Acquired Fund issues and sells its shares to separate accounts of Allianz Life Insurance Company of North America ("Allianz Life") and Allianz Life Insurance Company of New York ("Allianz Life of NY"). These separate accounts hold shares of mutual funds, including the Acquired Fund, which serve as funding vehicles for benefits under variable annuity and variable life insurance contracts issued by Allianz Life and Allianz Life of NY (the "Contracts"). Each separate account has subaccounts that invest in the Acquired Fund and certain other mutual funds. Owners of the Contracts ("Contract Owners") allocate the value of their Contracts among these subaccounts. As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY are the sole shareholders of the Acquired Fund and are entitled to vote all of the shares of the Acquired Fund. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Acquired Fund in accordance with instructions given by the Contract Owners who are eligible to vote at the meeting.

Both the Acquired Fund and the Acquiring Fund are open-end management investment companies. If the Plan is approved, the shares of the Acquiring Fund will be distributed proportionately by the Acquired Fund to the holders of its shares in complete liquidation of the Acquired Fund. As a result of the Plan, each Acquired Fund shareholder would become the owner of Acquiring Fund shares having a total net asset value equal to the total net asset value of that shareholder's holdings in the Acquired Fund.

The following information summarizes the proposed reorganization of the Acquired Fund into the Acquiring Fund (the "Reorganization").

HOW THE REORGANIZATION WILL WORK

* The Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Fund's liabilities.
* The Acquiring Fund will issue shares of beneficial interest to the Acquired Fund in an amount equal to the value of the assets that it receives from the Acquired Fund, less the liabilities it assumes. These shares will be distributed to the Acquired Fund's shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. The value of your interest in the subaccount investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccount that was invested in the Acquired Fund immediately before the Reorganization. You will not pay any sales charge in connection with this distribution of shares. If you already have an Acquiring Fund account, shares distributed in the Reorganization will be added to that account. As a result, when average cost is calculated for income tax purposes, the cost of the shares in the two accounts you owned will be combined.


FUND INVESTMENT OBJECTIVES

The following table presents the investment objective, which is the same for both Funds.

 ACQUIRED FUND                  INVESTMENT OBJECTIVE                 ACQUIRING                 INVESTMENT OBJECTIVE
                                                                       FUND
 JPMORGAN LARGE    High total return from a portfolio of selected    JPMORGAN     High total return from a portfolio of selected
CAP EQUITY FUND                  equity securities                  U.S. EQUITY                 equity securities
                                                                       FUND

                                       2
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

                               TABLE OF CONTENTS

SECTION A -- Proposal.......................................................4
  PROPOSAL: Approve or Reject the Agreement and Plan of Reorganization......4
    SUMMARY.................................................................4
      How the Reorganization Will Work......................................4
      Comparison of the Acquired Fund and the Acquiring Fund................5
      Comparison of Investment Objectives...................................5
      Comparison of Investment Strategies...................................5
      Comparison of investment Policies.....................................6
      Risk Factors..........................................................6
      Performance...........................................................9
      Tax Consequences......................................................11
  FEES AND EXPENSES.........................................................12
  THE REORGANIZATION........................................................13
    Terms of the Reorganization.............................................13
    Conditions to Closing the Reorganization................................13
    Termination of the Plan.................................................14
    Tax Status of the Reorganization........................................14
    Reasons for the Proposed Reorganization and Board Deliberations.........14
    Boards' Determinations..................................................16
    Recommendation and Vote Required........................................16
SECTION B - Proxy Voting and Shareholder Meeting Information................17
SECTION C - Capitalization, Ownership of Fund Shares and Other
            Fund Information................................................18
EXHIBIT A - Agreement and Plan of Reorganization...........................A-1

The prospectus for the Acquiring Fund accompanies this proxy statement/prospectus.

                                        3
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

SECTION A -- PROPOSAL

PROPOSAL: APPROVE OR REJECT THE AGREEMENT AND PLAN OF REORGANIZATION

SUMMARY
This proxy statement/prospectus is being used by the Acquired Fund to solicit voting instructions for a proposal to approve the Plan providing for the Reorganization of the Acquired Fund into the Acquiring Fund. A form of the Plan is included as Exhibit A.

The following is a summary. More complete information appears later in this proxy statement/prospectus. You should read the entire proxy statement/prospectus, exhibits and accompanying materials because they contain details that are not in this summary.

HOW THE REORGANIZATION WILL WORK
The following table shows the names of the Acquired Fund and the Acquiring Fund into which it will be merged.

----------------------------------------------------------
|        ACQUIRED FUND         |     ACQUIRING FUND      |
----------------------------------------------------------
|JPMorgan Large Cap Equity Fund|JPMorgan U.S. Equity Fund|
----------------------------------------------------------

* The Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Fund's liabilities.
* The Acquiring Fund will issue shares of beneficial interest in an amount equal to the value of the assets that it receives from the Acquired Fund, less the liabilities it assumes. These shares will be distributed to the Acquired Fund's shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. Only Class 2 shares of the Acquiring Fund will be issued in connection with the Reorganization. The value of your interest in the subaccount investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccount that was invested in the Acquired Fund immediately before the Reorganization.
* As part of the Reorganization, systematic transactions (such as bank authorizations and systematic payouts) currently set up for your Acquired Fund account will be transferred to your new Acquiring Fund account. If you do not want your systematic transactions to continue, please contact your financial representative to make changes.
* Neither the Acquired Fund nor the Contract Owners whose contract values are allocated to subaccounts investing in the Acquired Fund will pay any sales charge in connection with the Reorganization.
* After the Reorganization has been completed, contract values that were allocated to subaccounts investing in the Acquired Fund will be allocated to subaccounts investing in the Acquiring Fund. The Acquired Fund will be terminated.

                                        4
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

COMPARISON OF THE ACQUIRED FUND AND THE ACQUIRING FUND
Both the Acquired Fund and the Acquiring Fund:
* Are outstanding series of an open-end management investment company organized as a Delaware statutory trust.
* Have Allianz Investment Management LLC (the "Manager") as their investment adviser.
* Are subadvised by J.P. Morgan Investment Management Inc. (the "Subadviser").
* Have the same investment objective, principal investment strategies and principal investment risks.
* Have the same policies for buying and selling shares and the same exchange rights.
* Have the same distribution policies.
* Are available only to Contract Owners who allocate contract value to a subaccount that invests in the Funds.

COMPARISON OF INVESTMENT OBJECTIVES
The following table presents the investment objective, which is the same for both Funds.

 ACQUIRED FUND                  INVESTMENT OBJECTIVE                 ACQUIRING                 INVESTMENT OBJECTIVE
                                                                       FUND
 JPMORGAN LARGE    High total return from a portfolio of selected    JPMORGAN     High total return from a portfolio of selected
CAP EQUITY FUND                  equity securities                  U.S. EQUITY                 equity securities
                                                                       FUND

COMPARISON OF INVESTMENT STRATEGIES
Both Funds invest primarily in equity securities of large- and medium-capitalization U.S. companies. Both Funds are subadvised by J.P. Morgan Investment Management Inc. and share the same principal investment strategies.

PRINCIPAL INVESTMENT STRATEGIES OF BOTH FUNDS:

Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies. The Fund primarily invests in large- and medium-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P 500 Index. The Fund's Subadviser may moderately underweight or overweight sectors when it believes doing so will benefit performance.

Within each sector, the Fund focuses on those equity securities that the Subadviser considers most undervalued and seeks to outperform the S&P 500 through superior stock selection. By emphasizing undervalued equity securities, the Subadviser seeks to produce returns that exceed those of the S&P 500 Index. At the same time, by controlling the sector weightings of the S&P 500 Index, the Subadviser seeks to limit the Fund's volatility to that of the overall market, as represented by this index.

Equity securities in which the Fund primarily invests include common stocks, depositary receipts, exchange-traded funds (ETFs), and real estate investment trusts (REITs). An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad market indexes, but also more specific indexes as well, including those relating to particular sectors, markets, regions, and industries. REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans relate to real estate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate, or index, may be used as substitutes for securities in which the Fund can invest. The Subadviser may use futures contracts, options, swaps, and other derivatives as tools in the management of portfolio assets. The Subadviser may use derivatives to hedge various investments and for risk management.

In managing the Fund, the Subadviser employs a three-step process that combines research, valuation, and stock selection.

The Subadviser takes an in-depth look at company prospects over a relatively long period - often as much as five years - rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

                                        5
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

The research findings allow the Subadviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced using a variety of models that quantify the research team's findings.

The Subadviser then buys and sells equity securities for the Fund according to its own policies, using the research and valuation rankings as a basis. In general, the Subadviser buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the subadviser often considers a number of other criteria:

* Catalysts that could trigger a rise in a stock's price;

* High potential reward compared to potential risk; and

* Temporary mispricings cause by apparent market overreactions.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

For temporary defensive purposes or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate, and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

COMPARISON OF INVESTMENT POLICIES
If shareholders of the Acquired Fund approve the Reorganization, they will be subject to the investment policies of the Acquiring Fund. Because the principal investment strategies of the Acquired Fund and the Acquiring Fund are the same, the Manager does not believe that the investment policies of the Funds will result in any material difference in the way the Funds are managed.

RISK FACTORS
Because the principal investment strategies of both Funds are the same, the principal investment risks of the Funds also are the same. Depending upon its assessment of changing market conditions, the Subadviser may emphasize particular asset classes or particular investments at any given time, which may change the risks associated with the Fund. The fact that a risk is not identified as a principal risk for a particular Fund does not mean that the Fund may not be subject to that risk. The Statement of Additional Information for the Acquiring Fund, which is incorporated by reference in this proxy statement/prospectus, contains detailed information on the Acquiring Fund's permitted investments and investment restrictions.

The principal risks of investing in the Acquired Fund and the Acquiring Fund are the same, as shown in the table below. A discussion of each of the various principal risks follows the table.

RISK                            JPMORGAN LARGE CAP EQUITY FUND JPMORGAN U.S. EQUITY FUND
                                       (ACQUIRED FUND)             (ACQUIRING FUND)
Issuer Risk                                   X                            X
Market Risk                                   X                            X
Selection Risk                                X                            X
Capitalization Risk                           X                            X
Value Stocks Risk                             X                            X
Foreign Risk                                  X                            X
Derivatives Risk                              X                            X
Real Estate Investment Risk                   X                            X
ETF and Investment Company Risk               X                            X
Portfolio Turnover                            X                            X


* ISSUER RISK: The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's products or services.

                                        6
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

* MARKET RISK: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. The value of the Fund's portfolio may fluctuate to a greater or lesser degree than fluctuations of the general stock market. For those Funds that invest in stocks of foreign companies, the value of the Fund's portfolio will be affected by changes in foreign stock markets and the special economic and other factors that might primarily affect stock markets in particular foreign countries and regions. Equity securities generally have greater price volatility than fixed income securities.
* SELECTION RISK: The Fund is an actively managed investment portfolio. The portfolio manager(s) make investment decisions for the Fund's assets. The investment approach of some Funds emphasizes buying and holding securities, even through adverse markets, while the investment approach of other Funds emphasizes frequent trading in order to take advantage of short-term market movements. However, there can be no guarantee they will produce the desired results and poor security selection may cause the Fund to underperform its benchmark index or other funds with similar investment objectives.
* CAPITALIZATION RISK: To the extent the Fund invests significantly in small and/or mid-capitalization companies, it may have capitalization risk. These companies may present additional risk because they have less predictable earnings or no earnings, more volatile share prices and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the price of smaller companies' securities and the Fund's ability to sell them when the portfolio manager deems it appropriate. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. The value of some of the Fund's investments will rise and fall based on investor perception rather than economic factors.
* VALUE STOCKS RISK: The value style of investing emphasizes stocks of undervalued companies whose characteristics may lead to improved valuations. These stocks may remain undervalued because value stocks, as a category, may lose favor with investors compared to other categories of stocks or because the valuations of these stocks do not improve in response to changing market or economic conditions.
* FOREIGN RISK: Because the Fund invests in securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country, including the risk of nationalization, expropriation or confiscatory taxation. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.
* DERIVATIVES RISK: The Acquired Fund may invest in derivatives. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and management risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all

                                        7
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009
   circumstances. The counterparty to a derivatives contract could default. As required by applicable law, any Fund that invests derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument (for example, forward contracts and futures that are required to "cash settle") are not covered through ownership of the underlying security, financial instrument, or currency.
* REAL ESTATE INVESTMENTS RISK: The performance of real estate investments (REITs) depends on the strength of real estate markets, REIT management and property management which can be affected by many factors, including national and regional economic conditions.
* ETF AND INVESTMENT COMPANY RISK: The Fund may invest in ETFs or shares of open-end or closed-end investment companies, including single country funds. Investing in another investment company exposes the Fund to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses.
* PORTFOLIO TURNOVER: The Fund may actively and frequently trade its portfolio securities or may turn over a significant portion of its portfolio securities in a single year. High portfolio turnover (100% or more) results in higher transaction costs and can adversely affect the Fund's performance.

                                        8
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

PERFORMANCE
Performance information for the Funds is shown below.

The following bar charts and tables provide an indication of the risks of an investment in the Funds by showing changes in their performance from year to year and by showing how the Funds' average annual returns for one year, five years and since inception (as applicable) compare with those of a broad measure of market performance.

Both the bar charts and the tables assume reinvestment of dividends and distributions, and reflect fee waivers. Without fee waivers, the Funds' performance would have been lower.

The performance of the Funds will vary from year to year. The Funds' performance does not reflect the cost of insurance and separate account charges which are imposed under your Contract. If they were included, performance would be reduced. Past performance does not indicate how the Funds will perform in the future.

JPMORGAN LARGE CAP EQUITY FUND (ACQUIRED FUND)

[BAR CHART GRAPHIC 2002: -18.88%, 2003: 25.89%, 2004: 15.15%, 2005: 6.27%,
                   2006: 6.71%, 2007: -6.19%, 2008: -54.89%]

* PRIOR TO JANUARY 26, 2009, THE FUND WAS SUBADVISED BY LEGG MASON CAPITAL MANAGEMENT, INC. AND WAS KNOWN AS THE AZL LEGG MASON VALUE FUND.

    HIGHEST AND LOWEST QUARTER RETURNS (FOR PERIODS SHOWN IN THE BAR CHART) Highest (Q4, 2004) 15.90%
 Lowest (Q4, 2008)  -29.72%

AVERAGE ANNUAL TOTAL RETURNS

                                   INCEPTION ONE YEAR ENDED DECEMBER 31, 2008 FIVE YEARS ENDED DECEMBER 31, 2008 SINCE INCEPTION
AZL JPMorgan Large Cap Equity Fund 11/5/2001             -54.89%                           -11.19%                   -7.48%
S&P 500{R} Index                            -37.00%                            -2.19%                   -0.91%
Russell 1000 Index                                       -37.60%                            -2.04%                   -0.54%

The Fund's performance is compared to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500{R} Index") and the Russell 1000 Index. The
S&P 500{R} Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The Russell 1000 Index measures the performance of 1000 largest companies found in the Russell universe, which represents approximately 92% of the

                                        9
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009
total market capitalization of the Russell 3000 Index. The indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in the underlying securities.

JPMORGAN U.S. EQUITY FUND (ACQUIRING FUND) CLASS 2 SHARES

Performance information is presented for Class 2 shares only because there were no Class 1 shares outstanding during any of the periods shown.

[BAR CHART GRAPHIC 2005: 5.45%, 2006: 14.59%, 2007: 3.80%, 2008: -38.68%]

* PRIOR TO JANUARY 26, 2009, THE FUND WAS SUBADVISED BY OPPENHEIMERFUNDS, INC. AND WAS KNOWN AS THE AZL OPPENHEIMER MAIN STREET FUND.

    HIGHEST AND LOWEST QUARTER RETURNS (FOR PERIODS SHOWN IN THE BAR CHART) Highest (Q4, 2006) 6.47%
 Lowest (Q4, 2008)  -22.09%

AVERAGE ANNUAL TOTAL RETURNS

                              INCEPTION ONE YEAR ENDED DECEMBER 31, 2008 SINCE INCEPTION
AZL JPMorgan U.S. Equity Fund 5/3/2004              -38.68%                  -3.79%
S&P 500{R} Index                       -37.00%                  -2.56%

The Fund's performance for Class 2 shares is compared to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500{R} Index"). The S&P
500{R} Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in the index, although they can invest in the underlying securities.

                                        10
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

 TABLE A-1

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

FUND (inception date)              LAST 1 YEAR LAST 2 YEARS LAST 3 YEARS LAST 5 YEARS SINCE INCEPTION
AZL JPMorgan U.S. Equity Fund        -38.68%     -20.22%       -9.99%        N/A          -3.79%
(5/3/2004)
AZL JPMorgan Large Cap Equity Fund   -54.89%     -34.95%      -23.28%      -11.19%        -7.48%
(11/5/2001)

TAX CONSEQUENCES
If the separate accounts investing in the Funds and the Contracts are properly structured under the insurance company provisions of the federal tax law (as the Manager believes is the case), the Reorganization will not be a taxable event for Contract Owners who have a portion of their variable annuity contract allocated to the Funds, regardless of the tax status of the Reorganization.

As a condition to the closing of the Reorganization, the Acquired Fund and the Acquiring Fund will receive an opinion from Dorsey & Whitney LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Accordingly, shareholders (the separate accounts of Allianz Life and Allianz Life of New York) will not recognize taxable gain or loss as a result of the Reorganization.

For more information about the federal income tax consequences of the Reorganization, see the section entitled "Tax Status of the Reorganization."

                                        11
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

FEES AND EXPENSES
The following table describes the fees and expenses as of the end of the most recent fiscal year that you pay if you buy and hold shares of the Acquired Fund or shares of the Acquiring Fund. The table also shows estimated pro forma expenses of the Acquiring Fund assuming the proposed Reorganization had been effective during the most recent fiscal year, adjusted to reflect current fees. The table does not reflect the expenses that apply to the subaccounts or the Contracts. Inclusion of these charges would increase expenses for all periods shown. The fees and expenses below exclude the costs of the Reorganization. See "Reasons for the Proposed Reorganization and Board Deliberations" for additional information concerning the allocation of the costs of the Reorganization.

TABLE A-2

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)

The following table is based on fund assets as of December 31, 2008.

                     JPMORGAN LARGE CAP EQUITY FUND   JPMORGAN U.S. EQUITY     JPMORGAN U.S. EQUITY FUND - PRO FORMA WITH JPMORGAN
                            (ACQUIRED FUND)          FUND (ACQUIRING FUND)                    LARGE CAP EQUITY FUND
Management Fee          0.75% (a)                      0.80% (a)(b)             0.80% (b)(c)
Distribution (12b-1)    0.25%                          0.25%                    0.25%
Fees (d)
Other Expenses          0.11%                          0.25%                    0.13%
Total Annual            1.11%                          1.30% (b)                1.18% (b)
Operating Expenses
Fee Waiver (e)          0.00%                          -0.08%                   0.00%
Net Annual Fund         1.11%                          1.22%                    1.18%
Operating Expenses
(e)

(a)The management fee rate is the contractual rate charged for the Fund's most recent fiscal year, which ended December 31, 2008.
(b)As of the date of this proxy statement/prospectus, the Manager is voluntarily reducing the management fee to 0.75%. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time. If the voluntary management fee reduction were reflected in the table, the Total Annual Fund Operating Expenses would be lower.
(c)The management fee rate shown reflects what the rate would be under the current management fee schedule for the Acquiring Fund based on the combined assets of the Funds for the fiscal year ended December 31, 2008.
(d)The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. The Fund pays Allianz Life Financial Services, LLC, the Fund's distributor, an annual fee of up to 0.25% of average daily net assets as payment for distributing its shares and providing shareholder services.
(e)The Manager and the Funds have entered into written contracts limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2010. Each Fund is authorized to reimburse the Manager for management fees previously waived and/or for the cost of Other Expenses paid by the Manager provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. A Fund's ability to reimburse the Manager in this manner only applies to fees paid or reimbursements made by the Manager within the three fiscal years prior to the date of such reimbursement. To the extent that such reimbursements to the Manager are expected in the upcoming year, the amount of the reimbursements, if any, is included in the financial statements in the Fund's shareholder reports and is reflected in Other Expenses in the table above.

                                        12
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

EXAMPLE: Use the following tables to compare fees and expenses of the Funds to other investment companies. The tables illustrate the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. The tables also show pro forma expenses of the Acquiring Fund assuming the proposed Reorganization had been in effect for the periods shown. The tables do not reflect the effect of any fee or expense waivers. The tables also do not reflect separate account or insurance contract fees and charges. An investor's actual costs may be different.

FUND                                                                      1 YEAR 3 YEARS 5 YEARS 10 YEARS
JPMorgan Large Cap Equity Fund (Acquired Fund)                              $113    $353    $612   $1,352
JPMorgan U.S. Equity Fund Class 2 (Acquiring Fund)                          $124    $404    $705   $1,561
JPMorgan U.S. Equity Fund - Pro Forma with JPMorgan Large Cap Equity Fund   $120    $375    $649   $1,432

THIS EXAMPLE DOES NOT REPRESENT ACTUAL EXPENSES, PAST OR FUTURE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. THIS EXAMPLE DOES NOT REFLECT THE EXPENSES THAT APPLY TO THE SUBACCOUNTS OR THE CONTRACTS. INCLUSION OF THSE CHARGES WOULD INCREASE EXPENSES FOR ALL PERIODS SHOWN.

THE REORGANIZATION

TERMS OF THE REORGANIZATION
The Board has approved the Plan, a copy of which is attached as Exhibit A. The Plan provides for the Reorganization on the following terms:
* The Reorganization is scheduled to occur on the first day that the New York Stock Exchange is open for business following shareholder approval and receipt of any necessary regulatory approvals, but may occur on any later date agreed to by the Acquired Fund and the Acquiring Fund.
* The Acquired Fund will transfer all of its assets to the Acquiring Fund and, in exchange, the Acquiring Fund will assume the Acquired Fund's liabilities.
* The Acquiring Fund will issue shares to the Acquired Fund in an amount equal to the value of the assets that it receives from the Acquired Fund, less the liabilities assumed by the Acquiring Fund in the transaction. These shares will immediately be distributed by the Acquired Fund to its shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. As a result, shareholders (the separate accounts) of the Acquired Fund will become shareholders of the Acquiring Fund. Contract values that were allocated to subaccounts invested in the Acquired Fund will be allocated to subaccounts investing in the Acquiring Fund.
* Neither the Acquired Fund nor any Contract Owners whose contract values are allocated to subaccounts investing in the Acquired Fund will pay any sales charge in connection with the Reorganization.
* The net asset value of the Acquired Fund and the Acquiring Fund will be computed as of 3:00 p.m. Central time, on the closing date.
* After the Reorganization, the Acquired Fund will be terminated.

CONDITIONS TO CLOSING THE REORGANIZATION
The completion of the Reorganization is subject to certain conditions described in the Plan, including:
* The Acquired Fund will have declared and paid a dividend that will distribute all of the Fund's taxable income, if any, to the shareholders (the separate accounts) of the Fund for the taxable years ending at or prior to the closing.
* The Funds will have received any approvals, consents, or exemptions from the SEC or any regulatory body necessary to carry out the Reorganization.
* An effective registration statement on Form N-14 will be on file with the SEC.
* The Contract Owners who are eligible to provide voting instructions for the meeting will have approved the Plan.
* The Acquired Fund will receive an opinion of tax counsel that the proposed Reorganization will be tax-free for the Acquired Fund and the Acquiring Fund and for the separate accounts that are the shareholders of the Acquired Fund.

                                        13
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

TERMINATION OF THE PLAN
The Plan and the transactions contemplated by it may be terminated and abandoned by resolutions of the Board of Trustees of the Acquired Fund or the Acquiring Fund at any time prior to closing. In the event of a termination, there will be no liability for damages on the part of either the Acquired Fund or the Acquiring Fund, or the trustees, officers, or shareholders of the Acquired Fund or the Acquiring Fund.

TAX STATUS OF THE REORGANIZATION
The exchange of the Acquired Fund's assets for shares of the Acquiring Fund, and the subsequent distribution of those shares to the Acquired Fund shareholders and the liquidation of the Acquired Fund, are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Code. The Acquired Fund and the Acquiring Fund will receive an opinion of Dorsey & Whitney LLP, based in part on certain representations by the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund, substantially to the effect that:
   *  The Reorganization will constitute a reorganization within the meaning of
      Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund each will qualify as a party to the reorganization within the meaning of Section 368(b) of the Code.
   * Acquired Fund shareholders will recognize no income, gain, or loss upon receipt, pursuant to the Reorganization, of Acquiring Fund Shares. Acquired Fund shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of Acquired Fund which are distributed by Acquired Fund prior to the Closing.
   * The tax basis of the Acquiring Fund Shares received by each Acquired Fund shareholder pursuant to the Reorganization will be equal to the tax basis of the Acquired Fund shares exchanged therefor.
   * The holding period of the Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganization will include the period during which the Acquired Fund shareholder held the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shares were held as a capital asset at the Effective Time.
   * The Acquired Fund will recognize no income, gain, or loss by reason of the Reorganization.
   * The Acquiring Fund will recognize no income, gain, or loss by reason of the Reorganization.
   * The tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Acquired Fund as of the Effective Time.
   * The holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the Acquired Fund.
   * The Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Acquired Fund as of the Effective Time.

REASONS FOR THE PROPOSED REORGANIZATION AND BOARD DELIBERATIONS
The Board believes that the proposed Reorganization will be advantageous to Acquired Fund shareholders based on its consideration of the following matters:
* TERMS AND CONDITIONS OF THE REORGANIZATION. The Board considered the terms and conditions of the Reorganization as described in the previous paragraphs.
* TAX CONSEQUENCES. The Board considered the tax-free nature of the Reorganization.
* CONTINUITY OF INVESTMENT. The Board considered the compatibility of the Funds and the fact that the Acquired Fund and the Acquiring Fund have the same investment objectives, principal investment strategies and principal investment risks. The Board also took note of the fact that following the Reorganization, shareholders of the Acquired Fund will be invested in a Fund holding a portfolio whose characteristics are similar to those of the portfolio currently held by the Acquired Fund.
* EXPENSE RATIOS. The Board considered the relative expenses of the Funds. At December 31, 2008, the end of each Fund's most recent fiscal year, the total operating expense ratio for the Acquiring Fund was higher than the total operating expense ratio for the Acquired Fund. The Board noted that the contractual management fee of the Acquiring Fund for fiscal year 2008 was higher than the management fee of the Acquired Fund for fiscal year 2008. The Board also noted that both the Funds have the same Distribution (12b-1) Fees. The Board also noted that the Acquiring Fund's Other Expenses are higher than those of the Acquired Fund. The Board considered the effect of the Manager's voluntary management fee waiver, which reduces the Acquiring Fund's management fee by 0.05%, including the fact

                                        14
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009
  that the Manager reserves the right to revoke the fee waiver at any time. The Board considered that, taking into account the Manager's voluntary fee waiver, the total operating expenses of the Acquiring Fund after the Reorganization are expected to be approximately the same as the expenses of the Acquired Fund before the Reorganization. In addition, the shareholders of the Acquired Fund are expected to see other benefits, such as economies of scale, which make the Reorganization desirable for Acquired Fund shareholders and are expected to decrease expenses over time.
  The Board also considered the possibility that both higher aggregate net assets resulting from the Reorganization and the opportunity for net cash inflows, or reduced outflows, may reduce the risk that, if net assets of the Acquired Fund fail to grow, or even diminish, the Acquired Fund's total expense ratio could rise from current levels as fixed expenses become a larger percentage of net assets. The Board noted that both the Acquired Fund and the Acquiring Fund are subject to expense limitation agreements that will remain in place through at least April 30, 2010. The Board considered the fact that the Acquired Fund is currently operating with expenses below the cap contained in its expense limitation agreement, but that the Acquiring Fund is currently operating with expenses above the cap and receiving a fee waiver from the Manager and that the Acquiring Fund will be subject to reimbursements to the Manager for expenses previously waived by the Manager.
* ECONOMIES OF SCALE. The Board considered the advantage of combining Funds with the same investment objective and investment strategies. The Board believes that the combined Fund may have the opportunity to take advantage of the economies of scale associated with a larger fund. The combined Fund may have better prospects for growth than either Fund separately. For example, a larger fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility. Furthermore, as indicated above, fixed expenses, such as audit expenses and accounting expenses that are charged on a per fund basis, may be reduced.
* COSTS. The Board noted that the Acquired Fund will bear the expenses of printing and mailing communications to the Contract Owners who beneficially owned its shares and that all other expenses of the Reorganization, including accounting, legal, and custodial expenses, and any costs related to repositioning of the Acquiring Fund's portfolio after the Reorganization, will be allocated equally between the Acquired Fund and the Acquiring Fund. The Board also noted that the estimated total reorganization costs, including repositioning costs, would be less than $0.01 per share of the combined Funds. The Board considered the Manager's analysis showing that the reduction in annual operating expenses for the Acquired Fund and the Acquiring Fund resulting from the Reorganization is likely to be greater than or equal to the expenses of the Reorganization to be borne by the Acquired Fund or Acquiring Fund, as the case may be.
* DILUTION. The Board considered the fact that the Reorganization will not dilute the interests of the current Contract Owners with contract values allocated to subaccounts investing in the Acquired Fund because it would be effected on the basis of the relative net asset value per share of the Acquired Fund and the Acquiring Fund, respectively. Thus, subaccounts holding shares of the Acquired Fund will receive shares of the Acquiring Fund equal in value to their shares in the Acquired Fund.
* PERFORMANCE AND OTHER FACTORS. The Board considered the relative performance records of the Funds. The Board took into account the better overall track record of the Acquiring Fund, when compared to the Acquired Fund, over the five years since the inception of the Acquiring Fund. While the Board was cognizant of the fact that an Acquiring Fund's past performance is no guarantee of its future results, and that returns for both Funds prior to January 26, 2009, were the result of investment choices by different subadvisors, it did recognize that the better overall track record of an Acquiring Fund could help attract more assets into the combined Funds and therefore could increase shareholder confidence in the combined Fund. The Board concluded that increased inflows, or reduced outflows, could lead to further economies of scale (see "Economies of Scale" above).
  The Board also considered the fact that the Funds have similar investment objectives and similar investment strategies. The Reorganization should allow for a concentrated selling effort, thereby potentially benefiting shareholders of the combined Funds. The Board further took into account the Manager's belief that the Acquired Fund, as a stand-alone Fund, was unlikely to experience significant growth in assets as a result of inflows.
* POTENTIAL EFFECTS ON THE MANAGER. The Board also considered the potential benefits from the Reorganization that could be realized by the Manager. The Board recognized that the potential benefits to the Manager consist principally of higher management fees, economies of scale and the elimination of expenses incurred in duplicative efforts to administer separate funds. The Board also noted, however, that shareholders of the Acquired Fund will benefit over time from any long-term decrease in overall operating expense ratios resulting from the proposed Reorganization. The Board noted that the proposed Reorganization would affect the amount of management fees that the Manager

                                        15
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009
  retains after payment of the subadvisory fees. The table below assumes that the Reorganization has taken place and gives effect to the additional temporary reduction in management fees payable to Manager. See Table A-2 above for information concerning current management fees for both Funds and the voluntary reductions in management fees that are currently in effect.

FUND                                                                      MANAGEMENT FEE RETAINED AFTER PAYMENT OF SUBADVISORY FEE
                                                                                                     (1)
JPMorgan Large Cap Equity Fund (Acquired Fund)                                                      0.30%
JPMorgan U.S. Equity Fund (Acquiring Fund)                                                          0.31%
   Weighted Average Before Reorganization                                                           0.31%
JPMORGAN U.S. EQUITY FUND - PRO FORMA WITH JPMORGAN LARGE CAP EQUITY                                0.33%
      FUND

 (1)Calculations are as of May 31, 2009, using monthly average assets under management for May 2009.


The Board did not assign relative weights to the foregoing factors or deem any one or group of them to be controlling in and of themselves.

BOARD DETERMINATIONS
After considering the factors described above and other relevant information at an in-person meeting held on June 10, 2009, the Board of Trustees of the Acquired Fund, including a majority of the independent Board members found that participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of existing Contract Owners with contract values allocated to subaccounts investing in the Acquired Fund would not be diluted as a result of the Reorganization.

The Board of Trustees of the Acquiring Fund approved the Plan at the meeting held on June 10, 2009. Among other factors, the Board members considered the terms of the Plan, the provisions intended to avoid the dilution of Contract Owners' interests, and the anticipated tax consequences of the Reorganization. The Board found that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of existing Contract Owners with contract values allocated to subaccounts investing in the Acquiring Fund will not be diluted as a result of the Reorganization.

RECOMMENDATION AND VOTE REQUIRED
The Board recommends that Contract Owners who are entitled to vote at the meeting approve the proposed Plan. Approval of the Plan requires the affirmative vote, in person or by proxy, of a majority of the voting power of the outstanding shares of the Fund on the record date, July 20, 2009. Each share is entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value per share held by a shareholder on the record date. If the Plan is not approved by the Acquired Fund, the Board will consider what further action should be taken.

If shareholder approval is obtained, the Reorganization is scheduled to be effective on or about October 23, 2009.

                                        16
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

SECTION B - PROXY VOTING AND SHAREHOLDER MEETING INFORMATION
REFERENCE TO THE "FUND" IN THIS SECTION IS A REFERENCE TO THE ACQUIRED FUND.

A special meeting of shareholders of the Acquired Fund will be held as specified in the Notice of Special Meeting that accompanies this proxy statement/prospectus. At the meeting, shareholders (the separate accounts) will vote their shares of the Acquired Fund.

You have the right to instruct Allianz Life and Allianz Life of NY (together, "Allianz") on how to vote the shares of the Acquired Fund held under your Contract. The number of Fund shares for which you may provide instructions will be based on the dollar amount of Fund shares that you own beneficially through the subaccount accumulation units and/or annuity units in your Contract on the record date. Each accumulation unit or annuity unit represents a specified dollar value and a specified number of Fund shares. For each dollar of value, the Contract Owner is permitted to vote one Fund share. We count fractional votes. If you execute and return your voting instruction form, but do not provide voting instructions, Allianz will vote the shares underlying your Contract in favor of the proposal described above. Allianz will vote any shares for which it does not receive a voting instruction form, and any shares which it or its affiliates hold for their own account, in proportionately the same manner as shares for which it has received voting instructions. Allianz will not require voting instructions for a minimum number of shares, and therefore a small number of shareholders could determine the outcome of any proposal.

For the Meeting to proceed, there must be a quorum. This means that at least 25% of the Fund's shares must be represented at the Meeting either in person or by proxy. Because Allianz is the only shareholder of the Fund, its presence at the Meeting in person or by proxy will meet the quorum requirement.

You may revoke your voting instructions up until voting results are announced at the Meeting or at any adjournment of the Meeting by giving written notice to Allianz prior to the Meeting by mail to Allianz Variable Insurance Products Trust, c/o Advisory Management, A 3-825, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, by executing and returning to Allianz a voting instruction form with a later date, or by attending the Meeting and voting in person. If you need a new voting instruction form, please call the Fund at 1-800-950-5872 ext. 35857, and a new voting instruction form will be sent to you. If you return an executed form without voting instructions, your shares will be voted "FOR" the proposal.

The Acquired Fund will pay all costs of solicitation, including the cost of preparing and mailing the Notice of a Special Meeting of shareholders and this proxy statement/prospectus to Contract Owners. Representatives of the Manager, without cost to the Fund, also may solicit voting instructions from Contract Owners by means of mail, telephone, or personal calls.

DISSENTERS' RIGHTS OF APPRAISAL. There are no appraisal or dissenters' rights for shareholders of the Acquired Fund. Delaware law does not grant beneficiaries of statutory trusts who dissent from approval of the Reorganization the right to demand an appraisal for their interests and payment of their fair cash value. As a result, shareholders who object to the Reorganization do not have a right to demand a different payment for their shares of beneficial interest.

OTHER MATTERS. Management of the Fund anticipates that an election of Trustees and ratification of the auditors also will be conducted at the Meeting. You will receive a separate proxy statement containing information regarding these other matters if you are eligible to vote on them. Otherwise, management of the Fund knows of no other matters that may properly be, or that are likely to be, brought before the Meeting. However, if any other business shall properly come before the Meeting, the persons named on the voting instruction form intend to vote thereon in accordance with their best judgment.

ADJOURNMENT. In the event that voting instructions received by the time scheduled for the meeting are not sufficient to approve the Reorganization, representatives of Allianz may move for one or more adjournments of the meeting for a period of not more than 120 days in the aggregate to allow further solicitation of voting instructions on the proposals. Any adjournment requires the affirmative vote of a majority of the voting power of the shares present at the meeting. Representatives of Allianz will vote in favor of adjournment. The Acquired Fund will pay the costs of any additional solicitation and of any adjourned meeting. A shareholder vote may be taken on one or more of the items in this proxy statement prior to adjournment if sufficient voting instructions have been received.

                                        17
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

SECTION C - CAPITALIZATION, OWNERSHIP OF FUND SHARES AND OTHER FUND INFORMATION IN THIS SECTION REFERENCE TO THE "FUND" IS A REFERENCE TO THE ACQUIRING FUND AND THE ACQUIRED FUND.

This section contains the following information about the Funds:

TABLE   CONTENT

        (all information is shown for the fiscal year ended December 31, 2008, unless noted otherwise)

C-1 Actual and pro forma capitalization of the Acquired Fund and the Acquiring Fund

C-2     Actual and pro forma ownership of Fund shares

CAPITALIZATION

The following table shows the capitalization of the Funds at December 31, 2008, and on a pro forma basis, assuming the proposed Reorganization had taken place.

TABLE C-1. ACTUAL AND PRO FORMA CAPITALIZATION OF THE ACQUIRED FUNDS AND THE ACQUIRING FUNDS

FUND                                                                       NET ASSETS  NET ASSET VALUE SHARES OUTSTANDING
                                                                                          PER SHARE
JPMorgan Large Cap Equity Fund (Acquired Fund)*                           $59,494,856       $4.99          11,925,015
JPMorgan U.S. Equity Fund (Acquiring Fund)                                $63,202,876       $6.35          9,959,766
Adjustments**                                                               -$48,500         --                -2,557,158
JPMorgan U.S. Equity Fund - Pro Forma with JPMorgan Large Cap Equity Fund $122,649,232      $6.35          19,327,623

* The number of Fund shares for which you may provide instructions will be based on the dollar amount of Acquired Fund shares that you own beneficially through the subaccount accumulation units and/or annuity units in your Contract on the record date.
**The adjustment to net assets represents the impact as a result of the estimated Reorganization fees and expenses that will be paid by the Funds, and the adjustment to shares outstanding represents the impact as a result of the shares being issued by the Acquiring Fund to the Acquired Fund shareholders.

                                        18
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

OWNERSHIP OF FUND SHARES

The following table provides information on shareholders who owned more than 5% of each Fund's outstanding shares at the record date. At the record date, officers and directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

TABLE C-2. ACTUAL AND PRO FORMA OWNERSHIP OF FUND SHARES [ADD UPON AMENDMENT]

FUND                                   5% OWNERS            PERCENT OF SHARES         PERCENT OF SHARES HELD FOLLOWING THE
                                                                   HELD                          REORGANIZATION
JPMorgan Large Cap Equity    Allianz Life Variable Account       [00.00]%                              N/A
Fund                                       B
JPMorgan U.S. Equity Fund    Allianz Life Variable Account       [00.00]%                           [00.00]%
                                           B


                                        19
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

EXHIBIT A -AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of June 10, 2009, (the "Agreement") is by and among the Allianz Variable Insurance Products Trust (the "VIP Trust" or the "Selling Trust"), a Delaware statutory trust, on behalf of its series, the AZL JPMorgan Large Cap Equity Fund (the "Acquired Fund"), and the same statutory trust (in this role, the "Buying Trust") on behalf of its series, the AZL JPMorgan U.S. Equity Fund (the "Acquiring Fund").

The following table shows the name of the Acquired Fund and the Acquiring Fund that will be parties to the reorganization.

------------------------------------------------------------------
|          ACQUIRED FUND           |       ACQUIRING FUND        |
------------------------------------------------------------------
|AZL JPMorgan Large Cap Equity Fund|AZL JPMorgan U.S. Equity Fund|
------------------------------------------------------------------

In consideration of their mutual promises, the parties agree as follows:

1. SHAREHOLDER APPROVAL. The Acquired Fund will call a meeting of its shareholders for the purpose of approving the Agreement and the transactions it contemplates. The reorganization between the Acquiring Fund and the Acquired Fund is referred to hereinafter as the "Reorganization." The Acquiring Fund agrees to furnish data and information, as reasonably requested, for the proxy statement to be furnished to shareholders of the Acquired Fund.

2. REORGANIZATION.
   a. Plan of Reorganization. The Reorganization is intended to qualify as a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). At the Closing (as defined below), the Selling Trust will convey all of the assets of the Acquired Fund to the Acquiring Fund. The Acquiring Fund will assume all liabilities of the Acquired Fund. At the Closing, the Buying Trust will deliver shares of the Acquiring Fund, including fractional shares, to the Selling Trust. The number of shares will be determined by dividing the aggregate net asset value of the shares of the Acquired Fund, computed as described in
      Section 3(a), by the net asset value of one share of the Acquiring Fund, computed as described in Section 3(b). The Acquired Fund will not pay a sales charge on the receipt of Acquiring Fund shares in exchange for the assets of the Acquired Fund. In addition, the separate account shareholders of the Acquired Fund will not pay a sales charge on distribution to them of shares of the Acquiring Fund.
   b. Closing and Effective Time of the Reorganization. The Reorganization and all related acts necessary to complete the Reorganization (the "Closing") will occur on the first day on which the New York Stock Exchange (the "NYSE") is open for business following approval of contract owners of the Acquired Fund and receipt of all necessary regulatory approvals, or such later date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date of the Closing or at such other time as an authorized officer of the VIP Trust shall determine (the "Effective Time").

3. VALUATION.
   a. The aggregate net asset value of the shares of the Acquired Fund will be computed as of the close of regular trading on the NYSE on the day of Closing (the "Valuation Date") using the valuation procedures in the Acquired Fund's prospectus.
   b. The net asset value per share of shares of the Acquiring Fund will be determined as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures in the Acquiring Fund's prospectus.
   c. At the Closing, the Acquired Fund will provide the Acquiring Fund with a copy of the computation showing the valuation of the aggregate net asset value of the shares of the Acquired Fund on the Valuation Date. The Acquiring Fund will provide the Acquired Fund with a copy of the computation showing the determination of the net asset value per share of shares of the Acquiring Fund on the Valuation Date.

4. LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUND.

                                       A-1
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

   a. As soon as practicable after the Valuation Date, the Selling Trust will liquidate the Acquired Fund and distribute shares of the Acquiring Fund to the Acquired Fund's shareholders of record. The Acquiring Fund will establish shareholder accounts in the names of each Acquired Fund shareholder, representing the respective pro rata number of full and fractional shares of the Acquiring Fund due to each shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Selling Trust. The Acquiring Fund or its transfer agent will establish shareholder accounts in accordance with instructions from the Selling Trust.
   b. Immediately after the Valuation Date, the share transfer books of the Selling Trust relating to the Acquired Fund will be closed and no further transfer of shares will be made.
   c. Promptly after the distribution, the Acquiring Fund or its transfer agent will notify each shareholder of the Acquired Fund of the number of shares distributed to the shareholder and confirm the registration in the shareholder's name.
   d. As promptly as practicable after the liquidation of the Acquired Fund, and in no event later than twelve months from the date of the Closing, the Acquired Fund will be dissolved.

5. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE BUYING TRUST. The Buying Trust represents and warrants to the Acquired Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Buying Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company. The Acquiring Fund is a series of the Buying Trust.
   b. Capitalization. The Buying Trust has authorized capital of an unlimited number of shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquiring Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquiring Fund as of the end of the last fiscal year and the subsequent unaudited semi-annual financial statements, if any (the "Acquiring Fund Financial Statements"), fairly present the financial position of the Acquiring Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Shares to Be Issued upon Reorganization. The shares of beneficial interest to be issued in connection with the Reorganization will be duly authorized and, at the time of the Closing, will be validly issued, fully paid, and non-assessable.
   e. Authority Relative to the Agreement. The Buying Trust has the power to enter into and carry out the obligations described in this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Trustees of the Buying Trust, and no other proceedings by the Buying Trust or the Acquiring Fund are necessary under the Buying Trust's Agreement and Declaration of Trust or By-Laws (the "Governing Documents").
   f. No Violation. The Buying Trust is not in violation of its Governing Documents or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquiring Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquiring Fund.
   g. Liabilities. There are no liabilities of the Acquiring Fund other than:
      (1)liabilities disclosed in the Acquiring Fund Financial Statements,
      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or
      (3)liabilities previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquiring Fund.
   h. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquiring Fund, threatened, that would materially

                                       A-2
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009
      and adversely affect the Acquiring Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   i. Contracts. Except for contracts and agreements previously disclosed to the Selling Trust, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   j. Taxes. The Acquiring Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquiring Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and such returns and reports have been true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquired Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquired Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   k. Registration Statement. The Acquiring Fund will file a registration statement on Form N-14 (the "Registration Statement") with the Securities and Exchange Commission under the Securities Act of 1933 (the "1933 Act") relating to the shares of beneficial interest to be issued in the Reorganization. At the time that the Registration Statement becomes effective, at the time of the Acquired Fund's shareholders' meetings, and at the Closing, the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, none of the representations and warranties in this subsection applies to statements in, or omissions from, the Registration Statement made in reliance on information furnished by the Acquired Fund for use in the Registration Statement.

6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLING TRUST.
   The Selling Trust represents and warrants to the Acquiring Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Selling Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the 1940 Act as an open-end, management investment company. The Acquired Fund is a series of the Selling Trust.
   b. Capitalization. The Selling Trust has authorized capital of an unlimited number shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquired Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquired Fund as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Acquired Fund Financial Statements"), fairly present the financial position of the Acquired Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Authority Relative to the Agreement. The Selling Trust has the power to enter into and to carry out its obligations under this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Selling Trust, the shareholders meetings referred to in Section 6(k) will be called and held, and no other proceedings by the Selling Trust or the Acquired Fund are necessary under the Selling Trust's Governing Documents.
   e. No Violation. The Selling Trust is not in violation of its Agreement and Declaration of Trust or By-Laws (the "Governing Documents") or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquired Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquired Fund.
   f. Liabilities. There are no liabilities of the Acquired Fund other than:
      (1)liabilities disclosed in the Acquired Fund Financial Statements,
      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or

                                       A-3
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

      (3)liabilities previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquired Fund.
   g. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquired Fund, threatened, that would materially and adversely affect the Acquired Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and the Acquired Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   h. Contracts. Except for contracts and agreements previously disclosed to the Buying Trust, the Acquired Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   i. Taxes. The Acquired Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquired Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and all such returns and reports are true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquiring Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquiring Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   j. Fund Securities. All securities listed in the schedules of investments of the Acquired Fund as of the Closing will be owned by the Acquired Fund free and clear of any encumbrances, except as indicated in the schedule.
   k. Shareholders' Meetings; Registration Statement. The Acquired Fund will call and hold a shareholders' meeting at which its shareholders will consider and act upon the transactions contemplated by this Agreement. The Acquired Fund will cooperate with the Acquiring Fund and will furnish information relating to the Selling Trust and the Acquired Fund required in the Registration Statement. At the time that the Registration Statement becomes effective, at the time of the shareholders' meeting, and at the Closing, the Registration Statement, as it relates to the Selling Trust or the Acquired Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, the representations and warranties in this subsection apply only to statements in or omissions from the Registration Statement made in reliance upon information furnished by the Selling Trust or the Acquired Fund for use in the Registration Statement.

7. CONDITIONS TO OBLIGATIONS OF THE BUYING TRUST. The obligations of the Buying Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of the Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Selling Trust and the Acquired Fund will have complied with this Agreement, and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Selling Trust will provide a certificate to the Acquiring Fund confirming that, as of the Closing, the representations and warranties set forth in Section 6 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquired Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Selling Trust, and delivered to the Acquiring Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquired Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective, and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.
   d. Opinion of Counsel. The Buying Trust will have received an opinion of counsel for the Selling Trust, dated as of the Closing, to the effect that
      (i) the Selling Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquired Fund

                                       A-4
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009
      is a series of the Selling Trust; (iii) this Agreement and the Reorganization have been duly authorized and approved by all requisite action of the Selling Trust and the Acquired Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Selling Trust.
   e. Declaration of Dividend. The Acquired Fund, prior to the Closing, will have declared a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund's investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund's investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) and (iii) all of the Acquired Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for the current taxable year (which will end on the Closing date) and any preceding taxable years for which such a dividend is eligible to be made under Section 855 of the Code.

8. CONDITIONS TO OBLIGATIONS OF THE SELLING TRUST. The obligations of the Selling Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Acquiring Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Buying Trust will provide a certificate to the Acquired Fund confirming that, as of the Closing, the representations and warranties set forth in Section 5 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquiring Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Buying Trust, and delivered to the Acquired Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquiring Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.
   d. Opinion of Counsel. The Selling Trust will have received the opinion of counsel for the Buying Trust, dated as of the Closing, to the effect that
      (i) the Buying Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquiring Fund is a series of the Buying Trust; (iii) this Agreement and the Reorganization have been authorized and approved by all requisite action of the Buying Trust and the Acquiring Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Buying Trust; and (iv) the shares to be issued in the Reorganization are duly authorized and upon issuance in accordance with this Agreement will be validly issued, fully paid, and non-assessable shares of the Acquiring Fund.

9. FURTHER CONDITIONS TO THE OBLIGATIONS OF THE BUYING TRUST AND THE SELLING TRUST. As a further condition to the obligations of the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund hereunder, the VIP Trust, on behalf of both the Acquired Fund and the Acquiring Fund, shall have received the opinion of Dorsey & Whitney LLP addressed to the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund, dated as of the date of the Closing, and based in part on representations to be furnished by the VIP Trust on behalf of the Acquired Fund and the Acquiring Fund, substantially to the effect that:
   a. The Reorganization will constitute a reorganization within the meaning of
      Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund each will qualify as a party to the reorganization within the meaning of Section 368(b) of the Code.
   b. Acquired Fund shareholders will recognize no income, gain, or loss upon receipt, pursuant to the Reorganization, of the Acquiring Fund Shares. Acquired Fund shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of the Acquired Fund which are distributed by the Acquired Fund prior to the Closing.

                                       A-5
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

   c. The tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be equal to the tax basis of the Acquired Fund Shares exchanged therefor.
   d. The holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will include the period during which the Acquired Fund Shareholder held the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shares were held as a capital asset at the Effective Time.
   e. The Acquired Fund will recognize no income, gain or loss by reason of the Reorganization.
   f. The Acquiring Fund will recognize no income, gain or loss by reason of the Reorganization.
   g. The tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Acquired Fund as of the Effective Time.
   h. The holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the Acquired Fund.
   i. The Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Acquired Fund as of the Effective Time.
10.AMENDMENT; TERMINATION; NON-SURVIVAL OF COVENANTS, WARRANTIES AND
   REPRESENTATIONS.
   a. This Agreement may be amended in writing if authorized by the Board of Trustees. The Agreement may be amended at any time before or after approval by the shareholders of the Acquired Fund, but after shareholder approval, no amendment shall be made that substantially changes the terms of Sections 2 or 3.
   b. At any time prior to the Closing, any of the parties may waive in writing
      (i) any inaccuracies in the representations and warranties made to it and
      (ii) compliance with any of the covenants or conditions made for its benefit. However, neither party may waive the requirement to obtain shareholder approval or the requirement to obtain a tax opinion.
   c. The Selling Trust may terminate this Agreement at any time prior to the Closing by notice to the Buying Trust if a material condition to its performance or a material covenant of the Buying Trust on behalf of the Acquiring Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Buying Trust on behalf of the Acquiring Fund and is not cured.
   d. The Buying Trust may terminate this Agreement at any time prior to the Closing by notice to the Selling Trust if a material condition to its performance or a material covenant of the Selling Trust on behalf of the Acquired Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Selling Trust on behalf of the Acquired Fund and is not cured.
   e. This Agreement may be terminated by any party at any time prior to the Closing, whether before or after approval by the shareholders of the Acquired Fund, without any liability on the part of either party or its respective trustees, officers, or shareholders, on written notice to the other party, and shall be terminated without liability as of the close of business on December 31, 2009, or a later date agreed upon by the parties, if the Closing has not taken place on or prior to that date.
   f. The representations, warranties, and covenants contained in this Agreement, or in any document delivered in connection with this Agreement, will survive the Reorganization.

11.EXPENSES. All fees paid to governmental authorities for the registration or qualification of the Acquiring Fund Shares and all transfer agency costs related to the shares of the Acquiring Fund Shares shall be allocated to the Acquiring Fund. All fees and expenses related to printing and mailing communications to shareholders and beneficial owners of shares of the Acquired Fund shall be allocated to the Acquired Fund. All of the other expenses of the transactions required for the Reorganization, including without limitation, accounting, legal, and custodial expenses, shall be allocated equally between the Acquired Fund and the Acquiring Fund. The expenses specified in this Section shall be borne by the Fund to which they are allocated.

12. GENERAL.
   a. Headings. The headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement. Nothing in this Agreement is intended to confer upon any other person any rights or remedies by reason of this Agreement.
   b. Governing Law. This Agreement will be governed by the laws of the state of Minnesota.

13. INDEMNIFICATION. Each party will indemnify and hold the other and its officers and trustees (each an "Indemnitee") harmless from and against any liability or other cost and expense, in connection with the defense or

                                       A-6
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009
   disposition of any action, suit, or other proceeding, before any court or administrative or investigative body in which the Indemnitee may be involved as a party, with respect to actions taken under this Agreement. However, no Indemnitee will be indemnified against any liability or expense arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Indemnitee's position.

                                       A-7
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

on behalf of AZL JPMorgan Large Cap Equity Fund

By /s/ Jeffrey W. Kletti
Jeffrey W. Kletti
President

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

on behalf of AZL JPMorgan U.S. Equity Fund

By /s/ Jeffrey W. Kletti
Jeffrey W. Kletti
President

                                       A-8
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

                   ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                      AZL[R] NACM International Fund
               AZL[R] Schroder International Small Cap Fund

                            5701 Golden Hills Drive
                           Minneapolis, MN 55416-1297

Dear Allianz Life and Allianz Life of New York Variable Annuity Contract Owner:

The Board of Trustees of the AZL NACM International Fund and the AZL Schroder International Small Cap Fund (the "Acquired Funds"), each a series of the Allianz Variable Insurance Products Trust (the "VIP Trust"), is pleased to submit a proposal to reorganize the Acquired Funds into the AZL International Index Fund (the "Acquiring Fund"), which is another series of the VIP Trust.

As the owner of a variable annuity contract issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York, you beneficially own shares of one or both of the Acquired Funds. Accordingly, we ask that you indicate whether you approve or disapprove of the proposed reorganization affecting your Fund(s) by submitting instructions on how to vote your beneficial shares by phone, internet, or mail.

The proposed reorganization is being undertaken for several reasons, including:
   o Reducing contractual management fees and overall expenses for shareholders of the Acquired Funds; and
   o  Providing further economies of scale.

THE BOARD OF TRUSTEES OF THE VIP TRUST BELIEVES THAT THE TRANSACTION IS IN THE BEST INTERESTS OF THE ACQUIRED FUNDS AND THEIR SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL.

 The Board considered various factors in reviewing the proposed reorganization on behalf of the Acquired Funds' shareholders, including, but not limited to, the following:
   * The continuity of investments between the Acquired Funds and the Acquiring Fund.
   * The expectation that the reorganization will reduce expense ratios for the Funds and achieve other economies of scale.
   * The expectation that the reorganization will be tax-free.

If the proposal is approved, the Acquiring Fund will acquire all of the assets of the Acquired Funds in exchange for newly issued shares of the Acquiring Fund. These Acquiring Fund shares in turn will be distributed proportionately to the shareholders of each Acquired Fund in complete liquidation of the Acquired Funds. In order to accomplish the proposed reorganization, the Board of Trustees of the Acquired Funds submits for your approval an Agreement and Plan of Reorganization with respect to each of the Acquired Funds.

Whether or not you plan to attend the meeting, please review the enclosed voting instruction form. You may submit your instructions on voting the shares that you beneficially own by phone, internet, or mail. Following this letter is a Q&A summarizing the reorganization and information on how to vote your shares. Please read the entire proxy statement/prospectus carefully before you vote.

Thank you for your prompt attention to this important matter.

                                       Sincerely,

                                       Jeffrey W. Kletti
                                       President

                   ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                         PROXY STATEMENT/PROSPECTUS Q&A



HERE IS A BRIEF OVERVIEW OF THE CHANGES BEING RECOMMENDED FOR THE AZL NACM INTERNATIONAL FUND AND THE AZL SCHRODER INTERNATIONAL SMALL CAP FUND. WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT/PROSPECTUS.

Q: WHY IS THE REORGANIZATION BEING PROPOSED?
   The reorganization is being proposed in an effort to reduce operating expenses for funds available to owners of variable annuity contracts issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York and to provide further economies of scale.

   Your Board of Trustees has determined that the reorganization is in the best interests of the Acquired Funds' shareholders and recommends that you vote FOR the reorganization.

Q: WILL THE EXPENSES OF THE FUND IN WHICH I PARTICIPATE INCREASE AS A RESULT OF
   THE REORGANIZATION?
   No. The total expense ratio for the Acquiring Fund following the reorganization is expected to be lower than the total expense ratio for each of the Acquired Funds prior to the reorganization.

Q: WHO IS PAYING THE COSTS OF THE SHAREHOLDER MEETING AND THIS PROXY
   SOLICITATION?
   Contract owners who were beneficial owners of shares of the Acquired Funds on the record date will bear these costs.

Q: WILL I INCUR TAXES AS A RESULT OF THE REORGANIZATION?
   No. The reorganization is not expected to be a taxable event for contract owners. Please see the Tax Consequences discussion in the enclosed proxy statement/prospectus for additional information.

Q: IF APPROVED, WHEN WILL THE REORGANIZATION HAPPEN?
   If shareholders approve the reorganization, it will take place shortly after the shareholder meeting.

Q: IS THERE ANYTHING I NEED TO DO TO CONVERT MY SHARES?
   No. Upon shareholder approval of the reorganization, the Acquired Fund shares that serve as a funding vehicle for benefits under your variable annuity contract automatically will be exchanged for shares of the Acquiring Fund. The total value of the Acquiring Fund shares that a shareholder receives in the reorganization will be the same as the total value of the Acquired Fund shares held by the shareholder immediately before the reorganization.

Q: HOW DOES THE BOARD RECOMMEND THAT I VOTE?
   After careful consideration, the Board recommends that you vote FOR the reorganization.

Q: HOW AND WHEN DO I VOTE?
   You can vote in one of four ways:
   - By mail with the enclosed voting instruction form
   - By telephone
   - By web site
   - In person at the meeting

   Please refer to the enclosed voting instruction form for the telephone number and internet address. Please vote as soon as possible by following the instructions on the voting instruction form.

Q: WHOM SHOULD I CALL IF I HAVE QUESTIONS?
   If you have questions about any of the proposals described in the proxy statement or about voting procedures, please call toll free at 1-800-950-5872 ext. 37952.

                   ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                            5701 GOLDEN HILLS DRIVE
                       MINNEAPOLIS, MINNESOTA 55416-1297

                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 21, 2009



                         AZL[R] NACM INTERNATIONAL FUND
                   AZL[R] SCHRODER INTERNATIONAL SMALL CAP FUND


A special meeting of the shareholders of the AZL NACM International Fund and the AZL Schroder International Small Cap Fund (each an "Acquired Fund" and, together, the "Acquired Funds") will be held at 10:00 a.m. on October 21, 2009, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Golden Valley, Minnesota. At the meeting, shareholders of the respective Acquired Funds will consider the following proposals:

- To approve an Agreement and Plan of Reorganization (the "Plan") between the AZL NACM International Fund, which is a series of the Allianz Variable Insurance Products Trust (the "VIP Trust"), and the AZL International Index Fund (the "Acquiring Fund"), which is another series of the VIP Trust;
- To approve an Agreement and Plan of Reorganization (the "Plan") between the AZL Schroder International Small Cap Fund, also a series of the VIP Trust, and the Acquiring Fund; and
- Such other business as may properly come before the meeting, or any adjournment of the meeting.

Under both Plans, the Acquiring Fund would acquire all of the assets and assume all of the liabilities of each Acquired Fund in exchange for shares of the Acquiring Fund, which would be distributed proportionately to the shareholders of the Acquired Funds in complete liquidation of the Acquired Funds, and the assumption of the Acquired Funds' liabilities. Each Plan will be voted upon by the shareholders of the respective Acquired Fund voting separately.

The Acquired Funds issue and sell its shares to certain separate accounts of Allianz Life Insurance Company of North America ("Allianz Life") and Allianz Life Insurance Company of New York ("Allianz Life of NY"). The separate accounts hold shares of mutual funds, including the Acquired Funds, which serve as a funding vehicle for benefits under variable annuity contracts issued by Allianz Life and Allianz Life of NY. As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY are the sole shareholders of the Acquired Funds and are entitled to vote all of the shares of the Acquired Funds. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Acquired Funds in accordance with instructions given by the owners of variable annuity contracts for which the Funds serve as a funding vehicle. This Notice is being delivered to owners of variable annuity contracts who, by virtue of their ownership of the contracts, beneficially owned shares of the Acquired Funds on the record date, so that they may instruct Allianz Life and Allianz Life of NY how to vote the shares of the Acquired Funds underlying their contracts.

Shareholders of record at the close of business on July 20, 2009, are entitled to vote at the meeting.



                                        By order of the Board of Directors

                                        Michael J. Radmer, Secretary

August 7, 2009



                       YOU CAN VOTE QUICKLY AND EASILY.

    PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION FORM.

                 PROXY STATEMENT/PROSPECTUS  -  AUGUST 7, 2009

                                   ACQUIRED FUNDS                                                    ACQUIRING FUND
                    AZL[R] NACM International Fund                                 AZL[R] International Index Fund
                    ("NACM International Fund")                                     ("International Index Fund")
             AZL[[R]] Schroder International Small Cap Fund
                 ("Schroder International Small Cap Fund")

This proxy statement/prospectus describes proposed Agreements and Plans of Reorganization (the "Plans") pursuant to which the outstanding shares of the NACM International Fund and the Schroder International Small Cap Fund, one or both of which currently serves as a funding vehicle for your variable annuity contract, (each an "Acquired Fund" and, together, the "Acquired Funds") would be exchanged for shares of the International Index Fund (the "Acquiring Fund"). Both the Acquiring Fund and the Acquired Funds (each a "Fund" and together the "Funds") are series of the Allianz Variable Insurance Products Trust (the "VIP Trust"). The address of the Funds is 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. The phone number of the Funds is 877-833-7113.


         THE BOARD OF TRUSTEES OF THE VIP TRUST UNANIMOUSLY RECOMMENDS
                             APPROVAL OF THE PLANS.

THESE SECURITIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR AN AFFILIATE OF ANY BANK, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER AGENCY OF THE UNITED STATES, OR ANY BANK OR AN AFFILIATE OF ANY BANK; AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF VALUE.

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the "1940 Act") and files reports, proxy materials, and other information with the SEC (Investment Company Act file no. 811-09491). These reports, proxy materials, and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request e-mailed to publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed on-line or downloaded from the SEC's Web site at http://www.sec.gov.

You should retain this proxy statement/prospectus for future reference. It sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. Additional information is set forth in the Statement of Additional Information, dated the same date as this proxy statement/prospectus, relating to this proxy statement/prospectus. A current prospectus for the Acquiring Fund, which gives a detailed description of the Acquiring Fund's policies, strategies, and restrictions, accompanies this proxy statement/prospectus.

This proxy statement/prospectus was first mailed to contract owners on or about August 7, 2009.

WHERE TO GET MORE INFORMATION

FUND REPORTS:               THE ACQUIRING FUND:      THE ACQUIRED FUND:
---------------------------------------------------------------------------------------------
Prospectus dated April 27,  Accompanying, and          Incorporated by reference into this
2009.                       incorporated by            proxy statement/prospectus. for a
                            reference into, this       Copy at no charge, call toll free
                            proxy                      877-833-7113 or write to the address
                            statement/prospectus.      given below this table.
Annual report for the       For a complete copy at
period ended December 31,   no charge, call toll-
2008; and semi-annual       free 877-833-7113 or
report for the period ended write to the address
June 30, 2008.              given below this table.

       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

THIS PROXY STATEMENT/PROSPECTUS:

Statement of Additional Information dated  Incorporated by reference into this proxy statement/prospectus. For a copy at no charge,
the same date as this proxy                call toll-free 1-800-624-0197 or write to Allianz VIP Trust, Advisory Management, A3-825,
statement/prospectus. This document        5701 Golden Hills Drive, Minneapolis, MN 55416.
contains information about both the
Acquired Fund and the Acquiring Fund.
To ask questions about this proxy          Call toll free 1-800-950-5972 ext. 37952 or write to: Allianz VIP Trust, Advisory
statement/prospectus.                      Management, A 3-825, 5701 Golden Hills Drive, Minneapolis, MN 55416.

ADDRESS: Allianz Variable Insurance Products Trust, 5701 Golden Hills Drive, Minneapolis, MN 55416.


ABOUT THE ACQUIRED AND ACQUIRING FUNDS

The Acquired Funds issue and sell shares to separate accounts of Allianz Life Insurance Company of North America ("Allianz Life") and Allianz Life Insurance Company of New York ("Allianz Life of NY"). These separate accounts hold shares of mutual funds, including the Acquired Funds, which serve as funding vehicles for benefits under variable annuity contracts issued by Allianz Life and Allianz Life of NY (the "Contracts"). Each separate account has subaccounts that invest in the Acquired Funds and certain other mutual funds. Owners of the Contracts ("Contract Owners") allocate the value of their Contracts among these subaccounts. As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY are the sole shareholders of the Acquired Funds and are entitled to vote all of the shares of each Acquired Fund. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Acquired Funds in accordance with instructions given by the Contract Owners who are eligible to vote at the meeting.

The Funds all are open-end management investment companies. If the Plans are approved, the shares of the Acquiring Fund will be distributed proportionately by each Acquired Fund to the holders of its shares in complete liquidation of the Acquired Funds. Each Acquired Fund shareholder would become the owner of Acquiring Fund shares having a total net asset value equal to the total net asset value of that shareholder's holdings in the Acquired Fund.

The following information summarizes the proposed reorganization of each of the Acquired Funds into the Acquiring Fund (the "Reorganization"). The Reorganization of each Acquired Fund into the Acquiring Fund is separate and distinct, and the shareholders of each Acquired Fund will vote separately on the Plan applicable to the Fund in which they are invested. The Reorganization will proceed with respect to any Acquired Fund approving it. Although they are separate, for ease of reference, the Reorganizations are discussed collectively in this proxy statement/prospectus.



                                       2
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

HOW THE REORGANIZATION WILL WORK

* Each Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Funds' liabilities.
* The Acquiring Fund will issue shares of beneficial interest to each Acquired Fund in an amount equal to the value of the assets that it receives from each Acquired Fund, less the liabilities it assumes. These shares will be distributed to the Acquired Funds' shareholders (the separate accounts) in proportion to their holdings in the Acquired Funds. The value of your interest in the subaccount investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccounts that were invested in the Acquired Funds immediately before the Reorganization. You will not pay any sales charge in connection with this distribution of shares. If you already have an Acquiring Fund account, shares distributed in the Reorganization will be added to that account. As a result, when average cost is calculated for income tax purposes, the cost of the shares in the accounts you owned will be combined.


FUND INVESTMENT OBJECTIVES

The following table presents the investment objective for each of the Funds.

ACQUIRED FUND   INVESTMENT  ACQUIRING FUND                                   INVESTMENT OBJECTIVE
                OBJECTIVE
     NACM        Maximum    INTERNATIONAL  Match the performance of the Morgan Stanley Capital International Europe, Australasia and
INTERNATIONAL   long-term     INDEX FUND                             Far East Index as closely as possible
     FUND        capital
               appreciation
   SCHRODER     Long-term
INTERNATIONAL    capital
SMALL CAP FUND appreciation

                                       3
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

                               TABLE OF CONTENTS
SECTION A -- Proposal.......................................................5
  PROPOSAL: Approve or Reject the Agreement and Plan of Reorganization......5
    SUMMARY.................................................................5
      How the Reorganization Will Work......................................5
      Comparison of the Acquired FundS and the Acquiring Fund...............6
      Comparison of Investment Objectives...................................6
      Comparison of Investment Strategies...................................6
      Comparison of Investment Policies.....................................8
      Risk Factors..........................................................8
      Performance...........................................................12
      Tax Consequences......................................................14
  FEES AND EXPENSES.........................................................15
  THE REORGANIZATION........................................................16
    Terms of the Reorganization.............................................16
    Conditions to Closing the Reorganization................................16
    Termination of the Plan.................................................17
    Tax Status of the Reorganization........................................17
    Reasons for the Proposed Reorganization and Board Deliberations.........17
    Boards' Determinations..................................................19
    Recommendation and Vote Required........................................19
SECTION B - Proxy Voting and Shareholder Meeting Information................20
SECTION C - Capitalization, Ownership of Fund Shares and Other Fund
    Information.............................................................21
EXHIBIT A - Agreement and Plan of Reorganization...........................A-1
EXHIBIT B - Agreement and Plan of Reorganization...........................B-1

The prospectus for the Acquiring Fund accompanies this proxy statement/prospectus.


                                       4
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

SECTION A -- PROPOSAL

PROPOSAL: APPROVE OR REJECT THE AGREEMENT AND PLAN OF REORGANIZATION


SUMMARY
This proxy statement/prospectus is being used by the Acquired Funds to solicit voting instructions for the proposals to approve the Plans providing for the Reorganization of the Acquired Funds into the Acquiring Fund. A form of each Plan is included as Exhibit A and Exhibit B.

The following is a summary. More complete information appears later in this proxy statement/prospectus. You should read the entire proxy statement/prospectus, exhibits and accompanying materials because they contain details that are not in this summary.


HOW THE REORGANIZATION WILL WORK
The following table shows the names of the Acquired Fund and the Acquiring Fund into which it will be merged.

----------------------------------------------------------------
|           ACQUIRED FUNDS            |     ACQUIRING FUND     |
----------------------------------------------------------------
|       NACM International Fund       |International Index Fund|
---------------------------------------
|Schroder International Small Cap Fund|                        |
----------------------------------------------------------------

* Each Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Funds' liabilities.
* The Acquiring Fund will issue shares of beneficial interest in an amount equal to the value of the assets that it receives from the Acquired Funds, less the liabilities it assumes. These shares will be distributed to the Acquired Funds' shareholders (the separate accounts) in proportion to their holdings in each Acquired Fund. The value of your interest in the subaccount investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccounts that were invested in the Acquired Funds immediately before the Reorganization.
* As part of the Reorganization, systematic transactions (such as bank authorizations and systematic payouts) currently set up for your Acquired Fund accounts will be transferred to your new Acquiring Fund account. If you do not want your systematic transactions to continue, please contact your financial representative to make changes.
* Neither the Acquired Funds nor the Contract Owners whose contract values are allocated to subaccounts investing in the Acquired Funds will pay any sales charge in connection with the Reorganization.
* After the Reorganization has been completed, contract values that were allocated to subaccounts investing in the Acquired Funds will be allocated to subaccounts investing in the Acquiring Fund. The Acquired Funds will be terminated.



                                       5
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

COMPARISON OF THE ACQUIRED FUNDS AND THE ACQUIRING FUND
The Acquired Funds and the Acquiring Fund:
* Are outstanding series of an open-end management investment company organized as a Delaware statutory trust.
* Have Allianz Investment Management LLC (the "Manager") as their investment adviser.
* Have the same policies for buying and selling shares and the same exchange rights.
* Have the same distribution policies.
* Are available only to Contract Owners who allocate contract value to a subaccount that invests in the Funds.


COMPARISON OF INVESTMENT OBJECTIVES
The following table presents the investment objectives for the Funds.

ACQUIRED FUND   INVESTMENT  ACQUIRING FUND                                   INVESTMENT OBJECTIVE
                OBJECTIVE
     NACM        Maximum    INTERNATIONAL  Match the performance of the Morgan Stanley Capital International Europe, Australasia and
INTERNATIONAL   long-term     INDEX FUND                             Far East Index as closely as possible
     FUND        capital
               appreciation
   SCHRODER     Long-term
INTERNATIONAL    capital
SMALL CAP FUND appreciation

COMPARISON OF INVESTMENT STRATEGIES
All of the Funds invest primarily in equity securities of companies located outside of the United States, emphasizing developed markets in Europe and the Pacific. The NACM International Fund invests primarily in companies located in the developed countries represented by the Morgan Stanley Capital International Europe Australasia Far East ("MSCI EAFE") Index, which is the same index that the International Index Fund seeks to match. Companies included in the MSCI EAFE Index are selected from among the larger-capitalization companies in these markets. Schroder International Small Cap Fund invests primarily in smaller-capitalization companies and also has a limited allocation to emerging markets.

The NACM International Fund is subadvised by Nicholas-Applegate Capital Management LLC, which is an affiliate of the Manager. Schroder International Small Cap Fund is subadvised by Schroder Investment Management North America Inc. The Acquiring Fund is subadvised by BlackRock Investment Management, LLC.

Detailed strategies for the Acquired Funds and the Acquiring Fund are set forth below:

PRINCIPAL INVESTMENT STRATEGIES FOR THE NACM INTERNATIONAL FUND (ACQUIRED FUND):

The Fund seeks to achieve its investment objective by investing primarily in companies located in the developed countries represented in the Fund's benchmark, the Morgan Stanley Capital International Europe Australasia Far East ("MSCI EAFE") Index.

In pursuit of the Fund's goal, the subadviser normally invests at least 75% of the Fund's net assets in equity securities. The Fund spreads its investments among countries, with at least 80% of its net assets invested in the securities of companies that are located outside the U.S. The Fund may invest up to 20% of its assets in U.S. companies.

The subadviser's "international systematic" investment approach uses a quantitative process to make individual security, industry sector, country, and currency selection decisions, and to integrate those decisions. The Fund's portfolio managers aim to exceed the returns of the benchmark through a strategy that combines dynamic quantitative factors with an actively managed stock selection process. The portfolio managers believe that their investment process results in a clearly defined buy and sell discipline that will continually drive the Fund's portfolio toward new excess return opportunities.

The Fund may engage in frequent trading in order to achieve its investment objectives.

The Fund may utilize foreign currency exchange contracts, option, stock index futures contracts, and other derivative instruments.

For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate, and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.


                                       6
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

PRINCIPAL INVESTMENT STRATEGIES FOR THE SCHRODER INTERNATIONAL SMALL CAP FUND (ACQUIRED FUND):

The Fund invests primarily in the equity securities of smaller companies located outside the United States.

The subadviser normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in small-capitalization companies (generally those with market capitalizations, based on the number of shares readily available in the market, of $3.5 billion or less at the time of investment) that it believes offer the potential for capital appreciation.

The subadviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors. These company-specific factors include the company's potential for long-term growth, financial condition, quality of management, and sensitivity to cyclical factors, as well as the relative value of the company's securities compared with those of other companies and the market as a whole. In selecting investments for the Fund, the subadviser considers, among other things, whether a company is likely to have above-average earnings growth, whether its securities are attractively valued, and whether the company has any proprietary advantages. The subadviser generally sells a security when its market price approaches the subadviser's estimate of fair value or when the subadviser identifies a significantly more attractive investment candidate.

The Fund generally emphasizes developed markets in Europe and the Pacific, with a limited allocation to emerging markets. Stocks of emerging-markets countries can be substantially more volatile and substantially less liquid than those of both U.S. and more developed foreign markets.

The Fund invests in companies that are smaller and less well-known than larger, more widely held companies. Small companies tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or they may depend on a limited management group. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared with larger companies, and it may take longer for the prices of these securities to reflect the full value of their issuers' earnings potential or assets.

It is important to note that market capitalization ranges change over time, and interpretations of size vary. Therefore, there is no standard definition of "small-cap" and definitions may change over time and differ among different fund offerings.

Besides investing in stocks of foreign companies, the Fund may make other kinds of investments to achieve its objective.

The Fund may invest in preferred stocks and closed-end investment companies that invest primarily in foreign securities. With preferred stocks, holders receive set dividends from the issuer; their claim on the issuer's income and assets ranks before that of common-stock holders, but after that of bondholders. The Fund may also invest in convertible securities and warrants. Convertible securities are corporate debt securities that may be converted at either a stated price or a stated rate into underlying shares of common stock. Warrants are securities that permit their owners to purchase a specific number of stock shares at a predetermined price in the future.

The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500[R] Index).
Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Fund will not use derivatives for speculation or for the purpose of leveraging, or magnifying, investment returns.

The Fund may enter into forward foreign currency exchange contracts, which are a type of derivative contracts. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of funds that invest in foreign securities use these contracts to guard against sudden, unfavorable changes in the U.S. dollar/foreign currency exchange rates. These contracts, however, will not prevent the Fund's securities from falling in value during foreign market downswings.

The Fund may temporarily depart from its normal investment policies, for instance, by allocating substantial assets to cash investments in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.



                                       7
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

PRINCIPAL INVESTMENT STRATEGIES FOR THE INTERNATIONAL INDEX FUND (ACQUIRING
FUND):

The Fund employs a passive management approach, investing in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI EAFE Index before the deduction of Fund expenses. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sampling of equity securities of companies included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index, primarily futures contracts.

The MSCI EAFE Index is a market-weighted index composed of common stocks of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the MSCI EAFE Index are selected from among the larger-capitalization companies in these markets. The weighting of the MSCI EAFE Index is based on the relative market capitalization of each of the countries in the MSCI EAFE Index.

The Fund does not necessarily invest in all of the securities in the MSCI EAFE Index, or in the same weightings as the securities have in the index. The Fund's subadviser chooses investments so that the market capitalizations, industry weightings, and other fundamental characteristics of the securities chosen are similar to those of the MSCI EAFE Index as a whole.

For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.


COMPARISON OF INVESTMENT POLICIES
If shareholders of the Acquired Funds approve the Reorganization, they will be subject to the investment policies of the Acquiring Fund. Other than as described herein, the Manager does not believe that the differences between the investment policies will result in any material difference in the way the Funds are managed.

NACM INTERNATIONAL FUND (ACQUIRED FUND) AND INTERNATIONAL INDEX FUND (ACQUIRING
FUND):

The Funds both invest primarily in companies located in the developed countries represented by the MSCI EAFE Index. However, the NACM International Fund aims to exceed the returns of the MSCI EAFE Index through a strategy that combines dynamic quantitative factors with an actively managed stock selection process. The International Index Fund, on the other hand, seeks not to exceed but to match the returns of the MSCI EAFE Index through a passive management approach, which generally will result in lower portfolio turnover and lower expenses related to portfolio transactions.

SCHRODER INTERNATIONAL SMALL CAP FUND (ACQUIRED FUND) AND INTERNATIONAL INDEX FUND (ACQUIRING FUND):

Schroder International Small Cap Fund and International Index Fund both invest primarily in equity securities of companies located outside of the United States, emphasizing developed markets in Europe and the Pacific. However, the Schroder International Small Cap Fund utilizes an actively managed stock selection process, invests primarily in smaller-capitalization companies, and maintains a limited allocation to emerging markets. The International Index Fund utilizes a passive management approach, invests primarily in larger-capitalization companies, and does not maintain a material allocation in emerging markets.


RISK FACTORS
The principal investment strategies of the Acquiring Fund are generally similar to the principal investment strategies of the Acquired Funds. Consequently, the Acquiring Fund has principal investment risks that are generally comparable to those of the Acquired Funds. Depending upon its assessment of changing market conditions, the subadviser of each Fund may emphasize particular asset classes or particular investments at any given time, which may change the risks associated with a Fund. The fact that a risk is not identified as a principal risk for a particular Fund does not mean that the Fund may not be subject to that risk. The Statement of Additional Information for the Acquiring Fund, which is incorporated by reference in this proxy statement/prospectus, contains detailed information on the Acquiring Fund's permitted investments and investment restrictions.


                                       8
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

The principal risks of investing in the Acquired Funds and the Acquiring Fund are shown in the table below. A discussion of each of the various principal risks follows the table.

RISK                    NACM INTERNATIONAL FUND         SCHRODER INTERNATIONAL SMALL CAP FUND           INTERNATIONAL INDEX
                            (ACQUIRED FUND)                        (ACQUIRED FUND)                      FUND(ACQUIRING FUND)
Market Risk                        X                                      X                                      X
Issuer Risk                        X                                      X                                      X
Selection Risk                     X                                      X
Index Fund Risk                                                                                                  X
Capitalization Risk                X                                      X
Convertible                                                               X
Securities Risk
Derivatives Risk                   X                                      X                                      X
Foreign Risk                       X                                      X                                      X
Emerging Markets                                                          X
Risk
Liquidity Risk                     X                                      X
Currency Risk                      X                                      X                                      X
Portfolio Turnover                 X
Country/Regional                                                          X
Risk


* MARKET RISK: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. The value of the Fund's portfolio may fluctuate to a greater or lesser degree than fluctuations of the general stock market. For those Funds that invest in stocks of foreign companies, the value of the Fund's portfolio will be affected by changes in foreign stock markets and the special economic and other factors that might primarily affect stock markets in particular foreign countries and regions. Equity securities generally have greater price volatility than fixed income securities.
* ISSUER RISK: The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's products or services.
* SELECTION RISK: The Fund is an actively managed investment portfolio. The portfolio manager(s) make investment decisions for the Fund's assets. The investment approach of some Funds emphasizes buying and holding securities, even through adverse markets, while the investment approach of other Funds emphasizes frequent trading in order to take advantage of short-term market movements. However, there can be no guarantee they will produce the desired results and poor security selection may cause the Fund to underperform its benchmark index or other funds with similar investment objectives.
* INDEX FUND RISK: The Fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance. The correlation between the performance of the Fund and the performance of the index may be affected by the Fund's expenses, changes in securities markets, selection of certain securities for the portfolio to represent the index, changes in the composition of the index, and the timing of purchases and redemptions of Fund shares.
* CAPITALIZATION RISK: To the extent the Fund invests significantly in small and/or mid-capitalization companies, it may have capitalization risk. These companies may present additional risk because they have less predictable earnings or no earnings, more volatile share prices and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices. The shares of smaller companies tend to trade less


                                       9
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009
   frequently than those of larger, more established companies, which can adversely affect the price of smaller companies' securities and the Fund's ability to sell them when the portfolio manager deems it appropriate. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. The value of some of the Fund's investments will rise and fall based on investor perception rather than economic factors.
* CONVERTIBLE SECURITIES RISK: The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise, and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.
* DERIVATIVES RISK: The Fund may invest in derivatives. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and management risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, any Fund that invests derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument (for example, forward contracts and futures that are required to "cash settle") are not covered through ownership of the underlying security, financial instrument, or currency.
* FOREIGN RISK: Because the Fund invests in securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country, including the risk of nationalization, expropriation or confiscatory taxation. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

* EMERGING MARKETS RISK: In addition to the risks described under "Foreign Risk", issuers in emerging markets may present greater risk than investing in foreign issuers generally. Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

* LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell. Investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Restricted securities may be subject to liquidity risk because they may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. Funds with principal investment strategies that involve restricted securities, foreign securities, derivatives, companies with small market capitalization or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.
* CURRENCY RISK: Funds that invest in securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate


                                       10
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009
   significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational authorities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund's investments with exposure to foreign currency fluctuations may decline in value (in terms of the U.S. dollar) and reduce the returns of the Fund.
* PORTFOLIO TURNOVER: The Fund may actively and frequently trade its portfolio securities or may turn over a significant portion of its portfolio securities in a single year. High portfolio turnover (100% or more) results in higher transaction costs and can adversely affect the Fund's performance.
* COUNTRY/REGIONAL RISK: Local events, such as political upheaval, financial troubles, or natural disasters, may weaken a country's or a region's securities markets. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.


                                       11
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

PERFORMANCE
Performance information for the Funds is shown below.

The following bar charts and tables provide an indication of the risks of an investment in the Funds by showing changes in their performance from year to year and by showing how the Funds' average annual returns for one year, five years and since inception (as applicable) compare with those of a broad measure of market performance.

Both the bar charts and the tables assume reinvestment of dividends and distributions, and reflect fee waivers. Without fee waivers, the Funds' performance would have been lower.

The performance of the Funds will vary from year to year. The Funds' performance does not reflect the cost of insurance and separate account charges which are imposed under your Contract. If they were included, performance would be reduced. Past performance does not indicate how the Funds will perform in the future.


NACM INTERNATIONAL FUND (ACQUIRED FUND)

[BAR CHART GRAPHIC -  2008: -44.91%]


    HIGHEST AND LOWEST QUARTER RETURNS (FOR PERIODS SHOWN IN THE BAR CHART) Highest (Q2, 2008) -0.70%
 Lowest (Q3, 2008)  -23.06%

AVERAGE ANNUAL TOTAL RETURNS

                            INCEPTION ONE YEAR ENDED DECEMBER 31, 2008 SINCE INCEPTION
AZL NACM International Fund 5/1/2007              -44.91%                  -31.86%
MSCI EAFE Index                                   -43.38%                  -27.77%

The Fund's performance is compared to the Morgan Stanley Capital International, Europe, Australasia and Far East ("MSCI EAFE") Index, an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees services provided to the Fund. Investors cannot invest directly in an index, although they can invest in the underlying securities.


                                       12
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

SCHRODER INTERNATIONAL SMALL CAP FUND (ACQUIRED FUND)

[Bar Chart Graphic - 2008: -45.58%]


    HIGHEST AND LOWEST QUARTER RETURNS (FOR PERIODS SHOWN IN THE BAR CHART) Highest (Q2, 2008) -3.27%
 Lowest (Q4, 2008)  -21.64%

AVERAGE ANNUAL TOTAL RETURNS

                                                 INCEPTION ONE YEAR ENDED DECEMBER 31, 2008 SINCE INCEPTION
AZL Schroder International Small Cap Fund        5/1/2007              -45.58%                  -33.34%
S&P/Citigroup Extended Markets EuroPacific Index                       -46.86%                  -33.63%

The Fund's performance is compared to the S&P/Citigroup Extended Market Euro-Pacific ("EMIEPAC") Index, an unmanaged global equity index comprised of the smallest 20% of each country's market capitalization in the S&P/Citigroup Broad Market Global Index. (The S&P/Citigroup Broad Market Global Index captures all companies in developed and emerging markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed countries are included except the U.S. and Canada. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.






                                       13
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

INTERNATIONAL INDEX FUND (ACQUIRING FUND)

The International Index Fund commenced operations April 27, 2009. Therefore, the performance bar chart and table are not presented because the Fund has not had a full calendar year of operations.



 TABLE A-1

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

-------------------------------------------------------------------------------
FUND (inception date)                              |LAST 1 YEAR|SINCE INCEPTION
-------------------------------------------------------------------------------
AZL NACM International Fund (5/1/2007)             |  -44.91%  |    -31.86%
-------------------------------------------------------------------------------
AZL Schroder International Small Cap Fund(5/1/2007)|  -45.58%  |    -33.34%
-------------------------------------------------------------------------------
AZL International Index Fund(4/272009)             |    N/A    |      N/A
-------------------------------------------------------------------------------



TAX CONSEQUENCES
If the separate accounts investing in the Funds and the Contracts are properly structured under the insurance company provisions of the federal tax law (as the Manager believes is the case), the Reorganization will not be a taxable event for Contract Owners who have a portion of their variable annuity contract allocated to the Funds, regardless of the tax status of the Reorganization.

As a condition to the closing of each Reorganization, the Acquired Funds and the Acquiring Fund will receive an opinion from Dorsey & Whitney LLP to the effect that each Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Accordingly, shareholders (the separate accounts of Allianz Life and Allianz Life of New York) will not recognize taxable gain or loss as a result of the Reorganization.

For more information about the federal income tax consequences of the Reorganization, see the section entitled "Tax Status of the Reorganization."



                                       14
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

FEES AND EXPENSES

The following table describes the fees and expenses as of the end of the most recent fiscal year that you pay if you buy and hold shares of the Acquired Funds or shares of the Acquiring Fund. The table also shows estimated pro forma expenses of the Acquiring Fund assuming the proposed Reorganization had been effective during the most recent fiscal year, adjusted to reflect current fees. The table does not reflect the expenses that apply to the subaccounts or the Contracts. Inclusion of these charges would increase expenses for all periods shown. The fees and expenses below exclude the costs of the Reorganization. See "Reasons for the Proposed Reorganization and Board Deliberations" for additional information concerning the allocation of the costs of the Reorganization.



TABLE A-2

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

The following table is based on fund assets as of December 31, 2008.

                   NACM INTERNATIONAL SCHRODER INTERNATIONAL SMALL CAP  INTERNATIONAL INDEX  INTERNATIONAL INDEX FUND - PRO FORMA
                     FUND(ACQUIRED          FUND(ACQUIRED FUND)        FUND (ACQUIRING FUND)         WITH ACQUIRED FUNDS
                         FUND)
Management Fee        0.85% (a)          1.00% (a)                        0.35% (b)             0.35% (c)
Distribution (12b-    0.25%              0.25%                            0.25%                 0.25%
1) Fees (d)
Other Expenses        0.41%              0.30%                            0.10%                 0.24%
Total Annual          1.51%              1.55%                            0.70%                 0.84%
Operating Expenses
Fee Waiver (e)        0.00%              0.00%                            0.00%                 -0.10%
Net Annual Fund       1.51%              1.55%                            0.70%                 0.74%
Operating Expenses
(e)

(a)The management fee rate is the contractual rate charged for the Fund's most recent fiscal year, which ended December 31, 2008.
(b)The International Index Fund commenced operations on April 27, 2009, and did not have any net assets or shares outstanding at December 31, 2008. The management fee rate shown therefore reflects what the rate would be under the current management fee schedule for the Acquiring Fund.
(c)The management fee rate shown reflects what the rate would be under the current management fee schedule for the Acquiring Fund based on the combined assets of the Funds for the fiscal year ended December 31, 2008.
(d)The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. The Fund pays Allianz Life Financial Services, LLC, the Fund's distributor, an annual fee of up to 0.25% of average daily net assets as payment for distributing its shares and providing shareholder services.
(e)The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.45% NACM International Fund, 1.65% for Schroder International Small Cap Fund, and 0.70% for International Index Fund through April 30, 2010. The Fund is authorized to reimburse the Manager for management fees previously waived and/or for the cost of Other Expenses paid by the Manager provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse the Manager in this manner only applies to fees paid or reimbursements made by the Manager within the three fiscal years prior to the date of such reimbursement. To the extent that such reimbursements to the Manager are expected in the upcoming year, the amount of the reimbursements, if any, is included in the financial statements in the Fund's shareholder reports and is reflected in Other Expenses in the table above.



                                       15
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

EXAMPLE: Use the following tables to compare fees and expenses of the Funds to other investment companies. The tables illustrate the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. The tables also show pro forma expenses of the Acquiring Fund assuming the proposed Reorganization had been in effect for the periods shown. The tables do not reflect the effect of any fee or expense waivers. The tables also do not reflect separate account or insurance contract fees and charges. An investor's actual costs may be different.




FUND                                                     1 YEAR 3 YEARS 5 YEARS 10 YEARS
NACM International Fund (Acquired Fund)                    $154    $477    $824   $1,802
Schroder International Small Cap Fund (Acquired Fund)      $158    $490    $845   $1,845
International Index Fund (Acquiring Fund)                   $72    $224    $390     $871
International Index Fund - Pro Forma with Acquired Funds    $76    $258    $456   $1,028



THIS EXAMPLE DOES NOT REPRESENT ACTUAL EXPENSES, PAST OR FUTURE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. THIS EXAMPLE DOES NOT REFLECT THE EXPENSES THAT APPLY TO THE SUBACCOUNTS OR THE CONTRACTS. INCLUSION OF THSE CHARGES WOULD INCREASE EXPENSES FOR ALL PERIODS SHOWN.


THE REORGANIZATION


TERMS OF THE REORGANIZATION
The Board has approved the Plans, a copy of each of which is attached as Exhibit A and Exhibit B. The Plans provide for the Reorganization on the following terms:
* The Reorganization is scheduled to occur on the first day that the New York Stock Exchange is open for business following shareholder approval and receipt of any necessary regulatory approvals, but may occur on any later date agreed to by an Acquired Fund and the Acquiring Fund.
* The Acquired Funds will transfer all of their assets to the Acquiring Fund and, in exchange, the Acquiring Fund will assume the Acquired Funds' liabilities.
* The Acquiring Fund will issue shares to each Acquired Fund in an amount equal to the value of the assets that it receives from each Acquired Fund, less the liabilities assumed by the Acquiring Fund in the transaction. These shares will immediately be distributed by the Acquired Funds to their shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. As a result, shareholders (the separate accounts) of the Acquired Funds will become shareholders of the Acquiring Fund. Contract values that were allocated to subaccounts invested in the Acquired Funds will be allocated to subaccounts investing in the Acquiring Fund.
* Neither the Acquired Funds nor any Contract Owners whose contract values are allocated to subaccounts investing in the Acquired Funds will pay any sales charge in connection with the Reorganization.
* The net asset value of the Acquired Funds and the Acquiring Fund will be computed as of 3:00 p.m. Central time, on the closing date.
* After the Reorganization, the Acquired Funds will be terminated.

CONDITIONS TO CLOSING THE REORGANIZATION
The completion of the Reorganization for each Acquired Fund is subject to certain conditions described in the Plans, including:
* Each Acquired Fund will have declared and paid a dividend that will distribute all of the Fund's taxable income, if any, to the shareholders (the separate accounts) of the Fund for the taxable years ending at or prior to the closing.
* The Funds will have received any approvals, consents, or exemptions from the SEC or any regulatory body necessary to carry out the Reorganization.
* An effective registration statement on Form N-14 will be on file with the SEC.



                                       16
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

* The Contract Owners of each Acquired Fund who are eligible to provide voting instructions for the meeting will have approved the respective Plans.
* The Acquired Funds will receive an opinion of tax counsel that the proposed Reorganization will be tax-free for the Acquired Funds and the Acquiring Fund and for the separate accounts that are the shareholders of the Acquired Funds.

TERMINATION OF THE PLAN
The Plans and the transactions contemplated by them may be terminated and abandoned by resolutions of the Board of Trustees of the Acquired Funds or the Acquiring Fund at any time prior to closing. In the event of a termination, there will be no liability for damages on the part of either the Acquired Funds or the Acquiring Fund, or the trustees, officers, or shareholders of the Acquired Funds or the Acquiring Fund.


TAX STATUS OF THE REORGANIZATION
For federal income tax purposes, the transfer of the assets of each Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of the Acquiring Fund shares to shareholders of each Acquired Fund is treated as a separate Reorganization. However, for ease of reference, the Reorganizations are discussed collectively.
The exchange of the Acquired Funds' assets for shares of the Acquiring Fund, and the subsequent distribution of those shares to shareholders of the Acquired Funds and the liquidation of the Acquired Funds, are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Code. The Acquired Funds and the Acquiring Fund will receive an opinion of Dorsey & Whitney LLP, based in part on certain representations by the VIP Trust on behalf of the Acquired Funds and the Acquiring Fund, substantially to the effect that:
   *  The Reorganization will constitute a reorganization within the meaning of
      Section 368(a)(1) of the Code, and the Acquiring Fund and each of the Acquired Funds will qualify as a party to the reorganization within the meaning of Section 368(b) of the Code.
   * Acquired Fund shareholders will recognize no income, gain, or loss upon receipt, pursuant to the Reorganization, of Acquiring Fund Shares. Acquired Fund shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of each Acquired Fund which are distributed by Acquired Fund prior to the Closing.
   * The tax basis of the Acquiring Fund Shares received by each Acquired Fund shareholder pursuant to the Reorganization will be equal to the tax basis of the Acquired Fund shares exchanged therefor.
   * The holding period of the Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganization will include the period during which the Acquired Fund shareholder held the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shares were held as a capital asset at the Effective Time.
   * The Acquired Funds will recognize no income, gain, or loss by reason of the Reorganization.
   * The Acquiring Fund will recognize no income, gain, or loss by reason of the Reorganization.
   * The tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Acquired Funds as of the Effective Time.
   * The holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the Acquired Funds.
   * The Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Acquired Funds as of the Effective Time.

REASONS FOR THE PROPOSED REORGANIZATION AND BOARD DELIBERATIONS
The Board believes that the proposed Reorganization will be advantageous to shareholders of the Acquired Funds based on its consideration of the following matters:
* TERMS AND CONDITIONS OF THE REORGANIZATION. The Board considered the terms and conditions of the Reorganization as described in the previous paragraphs.
* TAX CONSEQUENCES. The Board considered the tax-free nature of the Reorganization.
* CONTINUITY OF INVESTMENT. The Board considered the compatibility of the Funds and the degree of similarity between the investment objectives and the principal investment strategies for the Acquired Funds and the Acquiring Fund. The Board considered the fact that the Acquired Funds and the Acquiring Fund have generally similar investment objectives and, except as described in this proxy statement, investment strategies and policies that also are generally



                                       17
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009
  similar. The Board also took note of the fact that following the Reorganization, shareholders of the Acquired Funds will be invested in a Fund holding a portfolio whose characteristics are similar to those of the portfolio currently held by the Acquired Funds, except as described in this proxy statement.
* EXPENSE RATIOS. The Board considered the relative expenses of the Funds. The total operating expense ratio for the Acquiring Fund is lower than the total operating expense ratio for each of the Acquired Funds as of the end of the Acquired Funds' most recent fiscal year. The contractual management fee for the Acquiring Fund is lower than for the Acquired Funds, and the contractual management fees for all of the Funds do not include any breakpoints. The Funds all have the same Distribution (12b-1) Fees. The Acquiring Fund's Other Expenses are lower than those for the Acquired Funds. In sum, shareholders of the Acquired Funds may expect to incur lower overall fund expenses following the Reorganization.
  The Board also considered the possibility that both higher aggregate net assets resulting from the Reorganization and the opportunity for net cash inflows, or reduced outflows, may reduce the risk that, if net assets of the Acquired Funds fail to grow, or even diminish, the Acquired Funds' total expense ratios could rise from current levels as fixed expenses become a larger percentage of net assets. The Board noted that all of the Funds are subject to expense limitation agreements that will remain in place through at least April 30, 2010. The Board considered the fact that all of the Funds currently are operating with expenses below the caps contained in their respective expense limitation agreement and that the Acquiring Fund is not subject currently to reimbursements to the Manager for expenses previously waived by the Manager. The Board also considered the fact that following the Reorganization total fund operating expenses for the combined Fund are expected to exceed the caps contained in the Acquiring Fund's expense limitation agreement.
* ECONOMIES OF SCALE. The Board considered the advantage of combining Funds with similar investment objectives and investment strategies. The Board believes that the combined Fund may have the opportunity to take advantage of the economies of scale associated with a larger fund. The combined Fund may have better prospects for growth than any of the Funds separately. For example, a larger fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility. Furthermore, as indicated above, fixed expenses, such as audit expenses and accounting expenses that are charged on a per fund basis, may be reduced.
* COSTS. The Board noted that the Acquired Funds each will bear the expenses of printing and mailing communications to the Contract Owners who beneficially owned its shares and that all other expenses of the Reorganization, including accounting, legal, and custodial expenses, and any costs related to repositioning of the Acquiring Funds' portfolios after the Reorganization, will be allocated equally among the Acquired Funds and the Acquiring Fund. The Board also noted that the estimated total reorganization costs, including repositioning costs, would be less than $0.01 per share of the combined Fund. The Board considered the Manager's analysis showing that the reduction in annual operating expenses for the Acquired Funds and the Acquiring Fund resulting from the Reorganization is likely to be greater than or equal to the expenses of the Reorganization to be borne by the Acquired Funds or Acquiring Fund, as the case may be.
* DILUTION. The Board considered the fact that the Reorganization will not dilute the interests of the current Contract Owners with contract values allocated to subaccounts investing in the Acquired Funds because it would be effected on the basis of the relative net asset value per share of the Acquired Funds and the Acquiring Fund, respectively. Thus, subaccounts holding shares of the Acquired Funds will receive shares of the Acquiring Fund equal in value to their shares in the Acquired Funds.
* PERFORMANCE AND OTHER FACTORS. The Board considered the relative performance records of the Funds. The Board noted that none of the Funds have accumulated any significant track record. The Acquiring Fund commenced operations only this year, and both of the Acquired Funds have been in existence only since May 1, 2007. Therefore, the Board also considered the overall track record of the Acquiring Fund's subadviser, BlackRock Investment Management, LLC, in managing other funds with similar investment objectives and strategies. Although the Board was cognizant of the fact that an investment subadviser's past performance is no guarantee of its future results, the Board did recognize that the overall track record of the Acquiring Fund's subadviser could help attract more assets and increase shareholder confidence in the combined Fund. The Board concluded that increased inflows, or reduced outflows, could lead to further economies of scale (see "Economies of Scale" above).
  The Board also considered the fact that the Funds have generally similar investment objectives and investment strategies. The Reorganization should allow for a concentrated selling effort, thereby potentially benefiting shareholders of the combined Funds. The Board further took into account the Manager's belief that the Acquired Funds, as stand-alone Funds, were unlikely to experience significant growth in assets as a result of inflows.



                                       18
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

* POTENTIAL EFFECTS ON THE MANAGER. The Board considered the potential benefits from the Reorganization that could be realized by the Manager. The Board recognized that the potential benefits to the Manager consist principally of economies of scale and the elimination of expenses incurred in duplicative efforts to administer separate funds. The Board noted, however, that shareholders of the Acquired Funds will benefit over time from any long-term decrease in overall operating expense ratios resulting from the proposed Reorganization. The Board noted that the proposed Reorganization would affect the amount of management fees that the Manager retains after payment of the subadvisory fees. The table below assumes that the Reorganization has taken place. See Table A-2 above for information concerning current management fees for Funds.

FUND                                                     MANAGEMENT FEE RETAINED AFTER PAYMENT OF SUBADVISORY FEE (1)
NACM International Fund (Acquired Fund)                                             0.30%
Schroder International Small Cap Fund (Acquired Fund)                               0.25%
International Index Fund (Acquiring Fund)                                           0.27%
   Weighted Average Before Reorganization                                           0.27%
INTERNATIONAL INDEX FUND - PRO FORMA WITH ACQUIRED FUNDS                            0.27%

 (1)Calculations are as of May 31, 2009, using monthly average assets under management for May 2009.


The Board did not assign relative weights to the foregoing factors or deem any one or group of them to be controlling in and of themselves.


BOARD DETERMINATIONS
After considering the factors described above and other relevant information at an in-person meeting held on June 10, 2009, the Board of Trustees of each of the Acquired Funds, including a majority of the independent Board members found that participation in the Reorganization is in the best interests of the Acquired Funds and that the interests of existing Contract Owners with contract values allocated to subaccounts investing in the Acquired Funds would not be diluted as a result of the Reorganization.

The Board of Trustees of the Acquiring Fund approved the Plans at the meeting held on June 10, 2009. Among other factors, the Board members considered the terms of the Plans, the provisions intended to avoid the dilution of Contract Owners' interests, and the anticipated tax consequences of the Reorganization. The Board found that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of existing Contract Owners with contract values allocated to subaccounts investing in the Acquiring Fund will not be diluted as a result of the Reorganization.


RECOMMENDATION AND VOTE REQUIRED
The Board recommends that Contract Owners who are entitled to vote at the meeting approve the proposed Plans. Approval of each Plan requires the affirmative vote, in person or by proxy, of a majority of the voting power of the outstanding shares of the respective Acquired Fund as the record date, July 20, 2009. Shareholders of each Acquired Fund will vote separately on the Plan applicable the Acquired Fund in which they are invested. Each share is entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value per share held by a shareholder on the record date. If the Plan is not approved by an Acquired Fund, the Board will consider what further action should be taken. The Reorganization will proceed with respect to any Acquired Fund approving it, even if the other Acquired Fund does not.

If shareholder approval is obtained, the Reorganization is scheduled to be effective on or about October 21, 2009.



                                       19
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

SECTION B - PROXY VOTING AND SHAREHOLDER MEETING INFORMATION
REFERENCE TO THE "FUND" IN THIS SECTION IS A REFERENCE TO THE ACQUIRED FUND.

A special meeting of shareholders of the Acquired Funds will be held as specified in the Notice of Special Meeting that accompanies this proxy statement/prospectus. At the meeting, shareholders (the separate accounts) will vote their shares of the Acquired Funds.

You have the right to instruct Allianz Life and Allianz Life of NY (together, "Allianz") on how to vote the shares of the Acquired Funds held under your Contract. The number of Fund shares for which you may provide instructions will be based on the dollar amount of Fund shares that you own beneficially through the subaccount accumulation units and/or annuity units in your Contract on the record date. Each accumulation unit or annuity unit represents a specified dollar value and a specified number of Fund shares. For each dollar of value, the Contract Owner is permitted to vote one Fund share. We count fractional votes. If you execute and return your voting instruction form, but do not provide voting instructions, Allianz will vote the shares underlying your Contract in favor of the proposal described above. Allianz will vote any shares for which it does not receive a voting instruction form, and any shares which it or its affiliates hold for their own account, in proportionately the same manner as shares for which it has received voting instructions. Allianz will not require voting instructions for a minimum number of shares, and therefore a small number of shareholders could determine the outcome of any proposal.

For the Meeting to proceed, there must be a quorum. This means that at least 25% of a Fund's shares must be represented at the Meeting either in person or by proxy. Because Allianz is the only shareholder of the Funds, its presence at the Meeting in person or by proxy will meet the quorum requirement.

You may revoke your voting instructions up until voting results are announced at the Meeting or at any adjournment of the Meeting by giving written notice to Allianz prior to the Meeting by mail to Allianz Variable Insurance Products Trust, c/o Advisory Management, A 3-825, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, by executing and returning to Allianz a voting instruction form with a later date, or by attending the Meeting and voting in person. If you need a new voting instruction form, please call the Fund at 1-800-950-5872 ext. 35857, and a new voting instruction form will be sent to you. If you return an executed form without voting instructions, your shares will be voted "FOR" the proposal.

The Acquired Funds will pay all costs of solicitation, including the cost of preparing and mailing the Notice of a Special Meeting of shareholders and this proxy statement/prospectus to Contract Owners. Representatives of the Manager, without cost to the Fund, also may solicit voting instructions from Contract Owners by means of mail, telephone, or personal calls.


DISSENTERS' RIGHTS OF APPRAISAL. There are no appraisal or dissenters' rights for shareholders of the Acquired Funds. Delaware law does not grant beneficiaries of statutory trusts who dissent from approval of the Reorganization the right to demand an appraisal for their interests and payment of their fair cash value. As a result, shareholders who object to the Reorganization do not have a right to demand a different payment for their shares of beneficial interest.

OTHER MATTERS. Management of the Funds anticipates that an election of Trustees and ratification of the auditors also will be conducted at the Meeting. You will receive a separate proxy statement containing information regarding these other matters if you are eligible to vote on them. Otherwise, management of the Funds knows of no other matters that may properly be, or that are likely to be, brought before the Meeting. However, if any other business shall properly come before the Meeting, the persons named on the voting instruction form intend to vote thereon in accordance with their best judgment.

ADJOURNMENT. In the event that voting instructions received by the time scheduled for the meeting are not sufficient to approve the Reorganization, representatives of Allianz may move for one or more adjournments of the meeting for a period of not more than 120 days in the aggregate to allow further solicitation of voting instructions on the proposals. Any adjournment requires the affirmative vote of a majority of the voting power of the shares present at the meeting. Representatives of Allianz will vote in favor of adjournment. The Acquired Funds will pay the costs of any additional solicitation and of any adjourned meeting. A shareholder vote may be taken on one or more of the items in this proxy statement prior to adjournment if sufficient voting instructions have been received.



                                       20
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

SECTION C - CAPITALIZATION, OWNERSHIP OF FUND SHARES AND OTHER FUND INFORMATION IN THIS SECTION REFERENCE TO THE "FUND" IS A REFERENCE TO THE ACQUIRING FUND AND THE ACQUIRED FUNDS.

This section contains the following information about the Funds:

TABLE   CONTENT

        (all information is shown for the fiscal year ended December 31, 2008, unless noted otherwise)

C-1 Actual and pro forma capitalization of the Acquired Fund and the Acquiring Fund

C-2     Actual and pro forma ownership of Fund shares




CAPITALIZATION

The following table shows the capitalization of the Funds at December 31, 2008, and on a pro forma basis, assuming the proposed Reorganization had taken place.

TABLE C-1. ACTUAL AND PRO FORMA CAPITALIZATION OF THE ACQUIRED FUNDS AND THE ACQUIRING FUNDS

FUND                                                          NET ASSETS  NET ASSET VALUE PER SHARE SHARES OUTSTANDING
NACM International Fund (Acquired Fund)*                     $55,950,463            $5.12              10,925, 213
Schroder International Small Cap Fund (Acquired Fund)*       $58,270,402            $4.97               11,719,903
International Index Fund (Acquiring Fund)**                      N/A               $10.00                  N/A
Adjustments ***                                                -$85,000              --                -11,231,529
International Index Fund - Pro Forma with the Acquired Funds $114,135,865          $10.00               11,413,587

* The number of Fund shares for which you may provide instructions will be based on the dollar amount of Acquired Fund shares that you own beneficially through the subaccount accumulation units and/or annuity units in your Contract on the record date.


**The International Index Fund commenced operations April 27, 2009, and did not have any net assets at December 31, 2008.


***The adjustment to net assets represents the impact as a result of the estimated Reorganization fees and expenses that will be paid by the Funds, and the adjustment to shares outstanding represents the impact as a result of the shares being issued by the Acquiring Fund to the Acquired Fund shareholders.



                                       21
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

OWNERSHIP OF FUND SHARES

The following table provides information on shareholders who owned more than 5% of each Fund's outstanding shares at the record date. At the record date, officers and directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

TABLE C-2. ACTUAL AND PRO FORMA OWNERSHIP OF FUND SHARES [ADD UPON AMENDMENT]

FUND                                        5% OWNERS            PERCENT OF SHARES        PERCENT OF SHARES HELD FOLLOWING THE
                                                                       HELD                          REORGANIZATION
------------------------------------------------------------------------------------------------------------------------------------
NACM International Fund               Allianz Life Variable          [00.00]%                             N/A
                                            Account B
Schroder International Small Cap      Allianz Life Variable          [00.00]%                             N/A
Fund                                        Account B
International Index Fund              Allianz Life Variable          [00.00]%                           [00.00]%
                                            Account B








                                       22
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

EXHIBIT A -AGREEMENT AND PLAN OF REORGANIZATION


THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of June 10, 2009, (the "Agreement") is by and among the Allianz Variable Insurance Products Trust (the "VIP Trust" or the "Selling Trust"), a Delaware statutory trust, on behalf of its series, the AZL NACM International Fund (the "Acquired Fund"), and the same statutory trust (in this role, the "Buying Trust") on behalf of its series, the AZL International Index Fund (the "Acquiring Fund").

The following table shows the name of the Acquired Fund and the Acquiring Fund that will be parties to the reorganization.



----------------------------------------------------------
|       ACQUIRED FUND       |       ACQUIRING FUND       |
----------------------------------------------------------
|AZL NACM International Fund|AZL International Index Fund|
----------------------------------------------------------


In consideration of their mutual promises, the parties agree as follows:

1. SHAREHOLDER APPROVAL. The Acquired Fund will call a meeting of its shareholders for the purpose of approving the Agreement and the transactions it contemplates. The reorganization between the Acquiring Fund and the Acquired Fund is referred to hereinafter as the "Reorganization." The Acquiring Fund agrees to furnish data and information, as reasonably requested, for the proxy statement to be furnished to shareholders of the Acquired Fund.

2. REORGANIZATION.
   a. Plan of Reorganization. The Reorganization is intended to qualify as a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). At the Closing (as defined below), the Selling Trust will convey all of the assets of the Acquired Fund to the Acquiring Fund. The Acquiring Fund will assume all liabilities of the Acquired Fund. At the Closing, the Buying Trust will deliver shares of the Acquiring Fund, including fractional shares, to the Selling Trust. The number of shares will be determined by dividing the aggregate net asset value of the shares of the Acquired Fund, computed as described in
      Section 3(a), by the net asset value of one share of the Acquiring Fund, computed as described in Section 3(b). The Acquired Fund will not pay a sales charge on the receipt of Acquiring Fund shares in exchange for the assets of the Acquired Fund. In addition, the separate account shareholders of the Acquired Fund will not pay a sales charge on distribution to them of shares of the Acquiring Fund.
   b. Closing and Effective Time of the Reorganization. The Reorganization and all related acts necessary to complete the Reorganization (the "Closing") will occur on the first day on which the New York Stock Exchange (the "NYSE") is open for business following approval of contract owners of the Acquired Fund and receipt of all necessary regulatory approvals, or such later date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date of the Closing or at such other time as an authorized officer of the VIP Trust shall determine (the "Effective Time").

3. VALUATION.
   a. The aggregate net asset value of the shares of the Acquired Fund will be computed as of the close of regular trading on the NYSE on the day of Closing (the "Valuation Date") using the valuation procedures in the Acquired Fund's prospectus.
   b. The net asset value per share of shares of the Acquiring Fund will be determined as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures in the Acquiring Fund's prospectus.
   c. At the Closing, the Acquired Fund will provide the Acquiring Fund with a copy of the computation showing the valuation of the aggregate net asset value of the shares of the Acquired Fund on the Valuation Date. The Acquiring Fund will provide the Acquired Fund with a copy of the computation showing the determination of the net asset value per share of shares of the Acquiring Fund on the Valuation Date.



4. LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUND.



                                       A-1
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

   a. As soon as practicable after the Valuation Date, the Selling Trust will liquidate the Acquired Fund and distribute shares of the Acquiring Fund to the Acquired Fund's shareholders of record. The Acquiring Fund will establish shareholder accounts in the names of each Acquired Fund shareholder, representing the respective pro rata number of full and fractional shares of the Acquiring Fund due to each shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Selling Trust. The Acquiring Fund or its transfer agent will establish shareholder accounts in accordance with instructions from the Selling Trust.
   b. Immediately after the Valuation Date, the share transfer books of the Selling Trust relating to the Acquired Fund will be closed and no further transfer of shares will be made.
   c. Promptly after the distribution, the Acquiring Fund or its transfer agent will notify each shareholder of the Acquired Fund of the number of shares distributed to the shareholder and confirm the registration in the shareholder's name.
   d. As promptly as practicable after the liquidation of the Acquired Fund, and in no event later than twelve months from the date of the Closing, the Acquired Fund will be dissolved.

5. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE BUYING TRUST. The Buying Trust represents and warrants to the Acquired Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Buying Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company. The Acquiring Fund is a series of the Buying Trust.
   b. Capitalization. The Buying Trust has authorized capital of an unlimited number of shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquiring Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquiring Fund as of the end of the last fiscal year and the subsequent unaudited semi-annual financial statements, if any (the "Acquiring Fund Financial Statements"), fairly present the financial position of the Acquiring Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Shares to Be Issued upon Reorganization. The shares of beneficial interest to be issued in connection with the Reorganization will be duly authorized and, at the time of the Closing, will be validly issued, fully paid, and non-assessable.
   e. Authority Relative to the Agreement. The Buying Trust has the power to enter into and carry out the obligations described in this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Trustees of the Buying Trust, and no other proceedings by the Buying Trust or the Acquiring Fund are necessary under the Buying Trust's Agreement and Declaration of Trust or By-Laws (the "Governing Documents").
   f. No Violation. The Buying Trust is not in violation of its Governing Documents or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquiring Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquiring Fund.
   g. Liabilities. There are no liabilities of the Acquiring Fund other than:
      (1)liabilities disclosed in the Acquiring Fund Financial Statements,
      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or
      (3)liabilities previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquiring Fund.

   h. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquiring Fund, threatened, that would materially


                                       A-2
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009
      and adversely affect the Acquiring Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   i. Contracts. Except for contracts and agreements previously disclosed to the Selling Trust, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   j. Taxes. The Acquiring Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquiring Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and such returns and reports have been true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquired Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquired Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   k. Registration Statement. The Acquiring Fund will file a registration statement on Form N-14 (the "Registration Statement") with the Securities and Exchange Commission under the Securities Act of 1933 (the "1933 Act") relating to the shares of beneficial interest to be issued in the Reorganization. At the time that the Registration Statement becomes effective, at the time of the Acquired Fund's shareholders' meetings, and at the Closing, the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, none of the representations and warranties in this subsection applies to statements in, or omissions from, the Registration Statement made in reliance on information furnished by the Acquired Fund for use in the Registration Statement.

6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLING TRUST.
   The Selling Trust represents and warrants to the Acquiring Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Selling Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the 1940 Act as an open-end, management investment company. The Acquired Fund is a series of the Selling Trust.
   b. Capitalization. The Selling Trust has authorized capital of an unlimited number shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquired Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquired Fund as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Acquired Fund Financial Statements"), fairly present the financial position of the Acquired Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Authority Relative to the Agreement. The Selling Trust has the power to enter into and to carry out its obligations under this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Selling Trust, the shareholders meetings referred to in Section 6(k) will be called and held, and no other proceedings by the Selling Trust or the Acquired Fund are necessary under the Selling Trust's Governing Documents.
   e. No Violation. The Selling Trust is not in violation of its Agreement and Declaration of Trust or By-Laws (the "Governing Documents") or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquired Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquired Fund.
   f. Liabilities. There are no liabilities of the Acquired Fund other than:
      (1)liabilities disclosed in the Acquired Fund Financial Statements,
      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or


                                       A-3
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

      (3)liabilities previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquired Fund.
   g. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquired Fund, threatened, that would materially and adversely affect the Acquired Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and the Acquired Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   h. Contracts. Except for contracts and agreements previously disclosed to the Buying Trust, the Acquired Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   i. Taxes. The Acquired Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquired Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and all such returns and reports are true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquiring Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquiring Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   j. Fund Securities. All securities listed in the schedules of investments of the Acquired Fund as of the Closing will be owned by the Acquired Fund free and clear of any encumbrances, except as indicated in the schedule.
   k. Shareholders' Meetings; Registration Statement. The Acquired Fund will call and hold a shareholders' meeting at which its shareholders will consider and act upon the transactions contemplated by this Agreement. The Acquired Fund will cooperate with the Acquiring Fund and will furnish information relating to the Selling Trust and the Acquired Fund required in the Registration Statement. At the time that the Registration Statement becomes effective, at the time of the shareholders' meeting, and at the Closing, the Registration Statement, as it relates to the Selling Trust or the Acquired Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, the representations and warranties in this subsection apply only to statements in or omissions from the Registration Statement made in reliance upon information furnished by the Selling Trust or the Acquired Fund for use in the Registration Statement.

7. CONDITIONS TO OBLIGATIONS OF THE BUYING TRUST. The obligations of the Buying Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of the Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Selling Trust and the Acquired Fund will have complied with this Agreement, and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Selling Trust will provide a certificate to the Acquiring Fund confirming that, as of the Closing, the representations and warranties set forth in Section 6 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquired Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Selling Trust, and delivered to the Acquiring Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquired Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective, and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.
   d. Opinion of Counsel. The Buying Trust will have received an opinion of counsel for the Selling Trust, dated as of the Closing, to the effect that
      (i) the Selling Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquired Fund


                                       A-4
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009
      is a series of the Selling Trust; (iii) this Agreement and the Reorganization have been duly authorized and approved by all requisite action of the Selling Trust and the Acquired Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Selling Trust.
   e. Declaration of Dividend. The Acquired Fund, prior to the Closing, will have declared a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund's investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund's investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) and (iii) all of the Acquired Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for the current taxable year (which will end on the Closing date) and any preceding taxable years for which such a dividend is eligible to be made under Section 855 of the Code.

8. CONDITIONS TO OBLIGATIONS OF THE SELLING TRUST. The obligations of the Selling Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Acquiring Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Buying Trust will provide a certificate to the Acquired Fund confirming that, as of the Closing, the representations and warranties set forth in Section 5 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquiring Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Buying Trust, and delivered to the Acquired Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquiring Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.
   d. Opinion of Counsel. The Selling Trust will have received the opinion of counsel for the Buying Trust, dated as of the Closing, to the effect that
      (i) the Buying Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquiring Fund is a series of the Buying Trust; (iii) this Agreement and the Reorganization have been authorized and approved by all requisite action of the Buying Trust and the Acquiring Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Buying Trust; and (iv) the shares to be issued in the Reorganization are duly authorized and upon issuance in accordance with this Agreement will be validly issued, fully paid, and non-assessable shares of the Acquiring Fund.

9. FURTHER CONDITIONS TO THE OBLIGATIONS OF THE BUYING TRUST AND THE SELLING TRUST. As a further condition to the obligations of the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund hereunder, the VIP Trust, on behalf of both the Acquired Fund and the Acquiring Fund, shall have received the opinion of Dorsey & Whitney LLP addressed to the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund, dated as of the date of the Closing, and based in part on representations to be furnished by the VIP Trust on behalf of the Acquired Fund and the Acquiring Fund, substantially to the effect that:
   a. The Reorganization will constitute a reorganization within the meaning of
      Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund each will qualify as a party to the reorganization within the meaning of Section 368(b) of the Code.
   b. Acquired Fund shareholders will recognize no income, gain, or loss upon receipt, pursuant to the Reorganization, of the Acquiring Fund Shares. Acquired Fund shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of the Acquired Fund which are distributed by the Acquired Fund prior to the Closing.


                                       A-5
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

   c. The tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be equal to the tax basis of the Acquired Fund Shares exchanged therefor.
   d. The holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will include the period during which the Acquired Fund Shareholder held the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shares were held as a capital asset at the Effective Time.
   e. The Acquired Fund will recognize no income, gain or loss by reason of the Reorganization.
   f. The Acquiring Fund will recognize no income, gain or loss by reason of the Reorganization.
   g. The tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Acquired Fund as of the Effective Time.
   h. The holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the Acquired Fund.
   i. The Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Acquired Fund as of the Effective Time.
10.AMENDMENT; TERMINATION; NON-SURVIVAL OF COVENANTS, WARRANTIES AND
   REPRESENTATIONS.
   a. This Agreement may be amended in writing if authorized by the Board of Trustees. The Agreement may be amended at any time before or after approval by the shareholders of the Acquired Fund, but after shareholder approval, no amendment shall be made that substantially changes the terms of Sections 2 or 3.
   b. At any time prior to the Closing, any of the parties may waive in writing
      (i) any inaccuracies in the representations and warranties made to it and
      (ii) compliance with any of the covenants or conditions made for its benefit. However, neither party may waive the requirement to obtain shareholder approval or the requirement to obtain a tax opinion.
   c. The Selling Trust may terminate this Agreement at any time prior to the Closing by notice to the Buying Trust if a material condition to its performance or a material covenant of the Buying Trust on behalf of the Acquiring Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Buying Trust on behalf of the Acquiring Fund and is not cured.
   d. The Buying Trust may terminate this Agreement at any time prior to the Closing by notice to the Selling Trust if a material condition to its performance or a material covenant of the Selling Trust on behalf of the Acquired Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Selling Trust on behalf of the Acquired Fund and is not cured.
   e. This Agreement may be terminated by any party at any time prior to the Closing, whether before or after approval by the shareholders of the Acquired Fund, without any liability on the part of either party or its respective trustees, officers, or shareholders, on written notice to the other party, and shall be terminated without liability as of the close of business on December 31, 2009, or a later date agreed upon by the parties, if the Closing has not taken place on or prior to that date.
   f. The representations, warranties, and covenants contained in this Agreement, or in any document delivered in connection with this Agreement, will survive the Reorganization.

11.EXPENSES. All fees paid to governmental authorities for the registration or qualification of the Acquiring Fund Shares and all transfer agency costs related to the shares of the Acquiring Fund Shares shall be allocated to the Acquiring Fund. All fees and expenses related to printing and mailing communications to shareholders and beneficial owners of shares of the Acquired Fund shall be allocated to the Acquired Fund. All of the other expenses of the transactions required for the Reorganization, including without limitation, accounting, legal, and custodial expenses, shall be allocated equally between the Acquired Fund and the Acquiring Fund. The expenses specified in this Section shall be borne by the Fund to which they are allocated.

12. GENERAL.
   a. Headings. The headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement. Nothing in this Agreement is intended to confer upon any other person any rights or remedies by reason of this Agreement.
   b. Governing Law. This Agreement will be governed by the laws of the state of Minnesota.

13. INDEMNIFICATION. Each party will indemnify and hold the other and its officers and trustees (each an "Indemnitee") harmless from and against any liability or other cost and expense, in connection with the defense or disposition of any action, suit, or other proceeding, before any court or


                                       A-6
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009
   administrative or investigative body in which the Indemnitee may be involved as a party, with respect to actions taken under this Agreement. However, no Indemnitee will be indemnified against any liability or expense arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Indemnitee's position.


                                      A-7
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

on behalf of AZL NACM International Fund



By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President



ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

on behalf of AZL International Index Fund



By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President





                                      A-8
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

EXHIBIT B -AGREEMENT AND PLAN OF REORGANIZATION


THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of June 10, 2009, (the "Agreement") is by and among the Allianz Variable Insurance Products Trust (the "VIP Trust" or the "Selling Trust"), a Delaware statutory trust, on behalf of its series, the AZL Schroder International Small Cap Fund (the "Acquired Fund"), and the same statutory trust (in this role, the "Buying Trust") on behalf of its series, the AZL International Index Fund (the "Acquiring Fund").

The following table shows the name of the Acquired Fund and the Acquiring Fund that will be parties to the reorganization.



------------------------------------------------------------------------
|              ACQUIRED FUND              |       ACQUIRING FUND       |
------------------------------------------------------------------------
|AZL Schroder International Small Cap Fund|AZL International Index Fund|
------------------------------------------------------------------------


In consideration of their mutual promises, the parties agree as follows:

1. SHAREHOLDER APPROVAL. The Acquired Fund will call a meeting of its shareholders for the purpose of approving the Agreement and the transactions it contemplates. The reorganization between the Acquiring Fund and the Acquired Fund is referred to hereinafter as the "Reorganization." The Acquiring Fund agrees to furnish data and information, as reasonably requested, for the proxy statement to be furnished to shareholders of the Acquired Fund.

2. REORGANIZATION.
   a. Plan of Reorganization. The Reorganization is intended to qualify as a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). At the Closing (as defined below), the Selling Trust will convey all of the assets of the Acquired Fund to the Acquiring Fund. The Acquiring Fund will assume all liabilities of the Acquired Fund. At the Closing, the Buying Trust will deliver shares of the Acquiring Fund, including fractional shares, to the Selling Trust. The number of shares will be determined by dividing the aggregate net asset value of the shares of the Acquired Fund, computed as described in
      Section 3(a), by the net asset value of one share of the Acquiring Fund, computed as described in Section 3(b). The Acquired Fund will not pay a sales charge on the receipt of Acquiring Fund shares in exchange for the assets of the Acquired Fund. In addition, the separate account shareholders of the Acquired Fund will not pay a sales charge on distribution to them of shares of the Acquiring Fund.
   b. Closing and Effective Time of the Reorganization. The Reorganization and all related acts necessary to complete the Reorganization (the "Closing") will occur on the first day on which the New York Stock Exchange (the "NYSE") is open for business following approval of contract owners of the Acquired Fund and receipt of all necessary regulatory approvals, or such later date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date of the Closing or at such other time as an authorized officer of the VIP Trust shall determine (the "Effective Time").

3. VALUATION.
   a. The aggregate net asset value of the shares of the Acquired Fund will be computed as of the close of regular trading on the NYSE on the day of Closing (the "Valuation Date") using the valuation procedures in the Acquired Fund's prospectus.
   b. The net asset value per share of shares of the Acquiring Fund will be determined as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures in the Acquiring Fund's prospectus.
   c. At the Closing, the Acquired Fund will provide the Acquiring Fund with a copy of the computation showing the valuation of the aggregate net asset value of the shares of the Acquired Fund on the Valuation Date. The Acquiring Fund will provide the Acquired Fund with a copy of the computation showing the determination of the net asset value per share of shares of the Acquiring Fund on the Valuation Date.


                                      B-1
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

4. LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUND.
   a. As soon as practicable after the Valuation Date, the Selling Trust will liquidate the Acquired Fund and distribute shares of the Acquiring Fund to the Acquired Fund's shareholders of record. The Acquiring Fund will establish shareholder accounts in the names of each Acquired Fund shareholder, representing the respective pro rata number of full and fractional shares of the Acquiring Fund due to each shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Selling Trust. The Acquiring Fund or its transfer agent will establish shareholder accounts in accordance with instructions from the Selling Trust.
   b. Immediately after the Valuation Date, the share transfer books of the Selling Trust relating to the Acquired Fund will be closed and no further transfer of shares will be made.
   c. Promptly after the distribution, the Acquiring Fund or its transfer agent will notify each shareholder of the Acquired Fund of the number of shares distributed to the shareholder and confirm the registration in the shareholder's name.
   d. As promptly as practicable after the liquidation of the Acquired Fund, and in no event later than twelve months from the date of the Closing, the Acquired Fund will be dissolved.

5. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE BUYING TRUST. The Buying Trust represents and warrants to the Acquired Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Buying Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company. The Acquiring Fund is a series of the Buying Trust.
   b. Capitalization. The Buying Trust has authorized capital of an unlimited number of shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquiring Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquiring Fund as of the end of the last fiscal year and the subsequent unaudited semi-annual financial statements, if any (the "Acquiring Fund Financial Statements"), fairly present the financial position of the Acquiring Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Shares to Be Issued upon Reorganization. The shares of beneficial interest to be issued in connection with the Reorganization will be duly authorized and, at the time of the Closing, will be validly issued, fully paid, and non-assessable.
   e. Authority Relative to the Agreement. The Buying Trust has the power to enter into and carry out the obligations described in this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Trustees of the Buying Trust, and no other proceedings by the Buying Trust or the Acquiring Fund are necessary under the Buying Trust's Agreement and Declaration of Trust or By-Laws (the "Governing Documents").
   f. No Violation. The Buying Trust is not in violation of its Governing Documents or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquiring Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquiring Fund.
   g. Liabilities. There are no liabilities of the Acquiring Fund other than:
      (1)liabilities disclosed in the Acquiring Fund Financial Statements,
      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or
      (3)liabilities previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquiring Fund.


                                      B-2
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

   h. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquiring Fund, threatened, that would materially and adversely affect the Acquiring Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   i. Contracts. Except for contracts and agreements previously disclosed to the Selling Trust, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   j. Taxes. The Acquiring Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquiring Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and such returns and reports have been true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquired Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquired Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   k. Registration Statement. The Acquiring Fund will file a registration statement on Form N-14 (the "Registration Statement") with the Securities and Exchange Commission under the Securities Act of 1933 (the "1933 Act") relating to the shares of beneficial interest to be issued in the Reorganization. At the time that the Registration Statement becomes effective, at the time of the Acquired Fund's shareholders' meetings, and at the Closing, the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, none of the representations and warranties in this subsection applies to statements in, or omissions from, the Registration Statement made in reliance on information furnished by the Acquired Fund for use in the Registration Statement.

6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLING TRUST.
   The Selling Trust represents and warrants to the Acquiring Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Selling Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the 1940 Act as an open-end, management investment company. The Acquired Fund is a series of the Selling Trust.
   b. Capitalization. The Selling Trust has authorized capital of an unlimited number shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquired Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquired Fund as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Acquired Fund Financial Statements"), fairly present the financial position of the Acquired Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Authority Relative to the Agreement. The Selling Trust has the power to enter into and to carry out its obligations under this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Selling Trust, the shareholders meetings referred to in Section 6(k) will be called and held, and no other proceedings by the Selling Trust or the Acquired Fund are necessary under the Selling Trust's Governing Documents.
   e. No Violation. The Selling Trust is not in violation of its Agreement and Declaration of Trust or By-Laws (the "Governing Documents") or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquired Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquired Fund.
   f. Liabilities. There are no liabilities of the Acquired Fund other than:
      (1)liabilities disclosed in the Acquired Fund Financial Statements,


                                      B-3
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or
      (3)liabilities previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquired Fund.
   g. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquired Fund, threatened, that would materially and adversely affect the Acquired Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and the Acquired Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   h. Contracts. Except for contracts and agreements previously disclosed to the Buying Trust, the Acquired Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   i. Taxes. The Acquired Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquired Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and all such returns and reports are true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquiring Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquiring Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   j. Fund Securities. All securities listed in the schedules of investments of the Acquired Fund as of the Closing will be owned by the Acquired Fund free and clear of any encumbrances, except as indicated in the schedule.
   k. Shareholders' Meetings; Registration Statement. The Acquired Fund will call and hold a shareholders' meeting at which its shareholders will consider and act upon the transactions contemplated by this Agreement. The Acquired Fund will cooperate with the Acquiring Fund and will furnish information relating to the Selling Trust and the Acquired Fund required in the Registration Statement. At the time that the Registration Statement becomes effective, at the time of the shareholders' meeting, and at the Closing, the Registration Statement, as it relates to the Selling Trust or the Acquired Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, the representations and warranties in this subsection apply only to statements in or omissions from the Registration Statement made in reliance upon information furnished by the Selling Trust or the Acquired Fund for use in the Registration Statement.

7. CONDITIONS TO OBLIGATIONS OF THE BUYING TRUST. The obligations of the Buying Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of the Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Selling Trust and the Acquired Fund will have complied with this Agreement, and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Selling Trust will provide a certificate to the Acquiring Fund confirming that, as of the Closing, the representations and warranties set forth in Section 6 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquired Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Selling Trust, and delivered to the Acquiring Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquired Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective, and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.


                                      B-4
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

   d. Opinion of Counsel. The Buying Trust will have received an opinion of counsel for the Selling Trust, dated as of the Closing, to the effect that
      (i) the Selling Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquired Fund is a series of the Selling Trust; (iii) this Agreement and the Reorganization have been duly authorized and approved by all requisite action of the Selling Trust and the Acquired Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Selling Trust.
   e. Declaration of Dividend. The Acquired Fund, prior to the Closing, will have declared a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund's investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund's investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) and (iii) all of the Acquired Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for the current taxable year (which will end on the Closing date) and any preceding taxable years for which such a dividend is eligible to be made under Section 855 of the Code.

8. CONDITIONS TO OBLIGATIONS OF THE SELLING TRUST. The obligations of the Selling Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Acquiring Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Buying Trust will provide a certificate to the Acquired Fund confirming that, as of the Closing, the representations and warranties set forth in Section 5 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquiring Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Buying Trust, and delivered to the Acquired Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquiring Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.
   d. Opinion of Counsel. The Selling Trust will have received the opinion of counsel for the Buying Trust, dated as of the Closing, to the effect that
      (i) the Buying Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquiring Fund is a series of the Buying Trust; (iii) this Agreement and the Reorganization have been authorized and approved by all requisite action of the Buying Trust and the Acquiring Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Buying Trust; and (iv) the shares to be issued in the Reorganization are duly authorized and upon issuance in accordance with this Agreement will be validly issued, fully paid, and non-assessable shares of the Acquiring Fund.

9. FURTHER CONDITIONS TO THE OBLIGATIONS OF THE BUYING TRUST AND THE SELLING TRUST. As a further condition to the obligations of the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund hereunder, the VIP Trust, on behalf of both the Acquired Fund and the Acquiring Fund, shall have received the opinion of Dorsey & Whitney LLP addressed to the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund, dated as of the date of the Closing, and based in part on representations to be furnished by the VIP Trust on behalf of the Acquired Fund and the Acquiring Fund, substantially to the effect that:
   a. The Reorganization will constitute a reorganization within the meaning of
      Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund each will qualify as a party to the reorganization within the meaning of Section 368(b) of the Code.
   b. Acquired Fund shareholders will recognize no income, gain, or loss upon receipt, pursuant to the Reorganization, of the Acquiring Fund Shares. Acquired Fund shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of the Acquired Fund which are distributed by the Acquired Fund prior to the Closing.


                                      B-5
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

   c. The tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be equal to the tax basis of the Acquired Fund Shares exchanged therefor.
   d. The holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will include the period during which the Acquired Fund Shareholder held the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shares were held as a capital asset at the Effective Time.
   e. The Acquired Fund will recognize no income, gain or loss by reason of the Reorganization.
   f. The Acquiring Fund will recognize no income, gain or loss by reason of the Reorganization.
   g. The tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Acquired Fund as of the Effective Time.
   h. The holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the Acquired Fund.
   i. The Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Acquired Fund as of the Effective Time.
10.AMENDMENT; TERMINATION; NON-SURVIVAL OF COVENANTS, WARRANTIES AND
   REPRESENTATIONS.
   a. This Agreement may be amended in writing if authorized by the Board of Trustees. The Agreement may be amended at any time before or after approval by the shareholders of the Acquired Fund, but after shareholder approval, no amendment shall be made that substantially changes the terms of Sections 2 or 3.
   b. At any time prior to the Closing, any of the parties may waive in writing
      (i) any inaccuracies in the representations and warranties made to it and
      (ii) compliance with any of the covenants or conditions made for its benefit. However, neither party may waive the requirement to obtain shareholder approval or the requirement to obtain a tax opinion.
   c. The Selling Trust may terminate this Agreement at any time prior to the Closing by notice to the Buying Trust if a material condition to its performance or a material covenant of the Buying Trust on behalf of the Acquiring Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Buying Trust on behalf of the Acquiring Fund and is not cured.
   d. The Buying Trust may terminate this Agreement at any time prior to the Closing by notice to the Selling Trust if a material condition to its performance or a material covenant of the Selling Trust on behalf of the Acquired Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Selling Trust on behalf of the Acquired Fund and is not cured.
   e. This Agreement may be terminated by any party at any time prior to the Closing, whether before or after approval by the shareholders of the Acquired Fund, without any liability on the part of either party or its respective trustees, officers, or shareholders, on written notice to the other party, and shall be terminated without liability as of the close of business on December 31, 2009, or a later date agreed upon by the parties, if the Closing has not taken place on or prior to that date.
   f. The representations, warranties, and covenants contained in this Agreement, or in any document delivered in connection with this Agreement, will survive the Reorganization.

11.EXPENSES. All fees paid to governmental authorities for the registration or qualification of the Acquiring Fund Shares and all transfer agency costs related to the shares of the Acquiring Fund Shares shall be allocated to the Acquiring Fund. All fees and expenses related to printing and mailing communications to shareholders and beneficial owners of shares of the Acquired Fund shall be allocated to the Acquired Fund. All of the other expenses of the transactions required for the Reorganization, including without limitation, accounting, legal, and custodial expenses, shall be allocated equally between the Acquired Fund and the Acquiring Fund. The expenses specified in this Section shall be borne by the Fund to which they are allocated.

12. GENERAL.
   a. Headings. The headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement. Nothing in this Agreement is intended to confer upon any other person any rights or remedies by reason of this Agreement.
   b. Governing Law. This Agreement will be governed by the laws of the state of Minnesota.


                                      B-6
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

13. INDEMNIFICATION. Each party will indemnify and hold the other and its officers and trustees (each an "Indemnitee") harmless from and against any liability or other cost and expense, in connection with the defense or disposition of any action, suit, or other proceeding, before any court or administrative or investigative body in which the Indemnitee may be involved as a party, with respect to actions taken under this Agreement. However, no Indemnitee will be indemnified against any liability or expense arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Indemnitee's position.


                                      B-7
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

on behalf of AZL Schroder International Small Cap Fund



By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President



ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

on behalf of AZL International Index Fund



By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President




                                      B-8
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

                   ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                         AZL[R] Oppenheimer Global Fund

                            5701 Golden Hills Drive
                           Minneapolis, MN 55416-1297

Dear Allianz Life and Allianz Life of New York Variable Annuity Contract Owner:

The Board of Trustees of the AZL Oppenheimer Global Fund (the "Acquired Fund"), which is a series of the Allianz Variable Insurance Products Trust (the "VIP Trust"), is pleased to submit a proposal to reorganize the Acquired Fund into the AZL Van Kampen Global Franchise Fund (the "Acquiring Fund"), which is another series of the VIP Trust. Contemporaneously with the reorganization, the Acquiring Fund will become the AZL Van Kampen International Equity Fund.

As the owner of a variable annuity contract issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York, you beneficially own shares of the Acquired Fund. Accordingly, we ask you to indicate whether you approve or disapprove of the proposed reorganization by submitting instructions on how to vote your beneficial shares by phone, internet, or mail.

The proposed reorganization is being undertaken for several reasons, including reducing overall expense ratios for contract owners and providing further economies of scale.

THE BOARD OF TRUSTEES OF THE VIP TRUST BELIEVES THAT THE TRANSACTION IS IN THE BEST INTERESTS OF THE ACQUIRED FUND AND ITS SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL.

 The Board considered various factors in reviewing the proposed reorganization on behalf of the Acquired Fund's shareholders, including, but not limited to, the following:
   * The continuity of investments between the Acquired Fund and the Acquiring Fund.
   * The expectation that the reorganization will reduce expense ratios for the Funds and achieve other economies of scale.
   * Historical performance of the Funds.
   * The expectation that the reorganization will be tax-free.

If the proposal is approved, the Acquiring Fund will acquire all of the assets of the Acquired Fund in exchange for newly issued shares of the Acquiring Fund. These Acquiring Fund shares in turn will be distributed proportionately to the Acquired Fund's shareholders in complete liquidation of the Acquired Fund. In order to accomplish the proposed reorganization, the Board of Trustees of the Acquired Fund submits for your approval an Agreement and Plan of Reorganization.

Whether or not you plan to attend the meeting, please review the enclosed voting instruction form. You may submit your instructions on voting the shares that you beneficially own by phone, internet, or mail. Following this letter is a Q&A summarizing the reorganization and information on how to vote your shares. Please read the entire proxy statement/prospectus carefully before you vote.

Thank you for your prompt attention to this important matter.

                                       Sincerely,

                                       Jeffrey W. Kletti
                                       President

                   ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                         PROXY STATEMENT/PROSPECTUS Q&A



HERE IS A BRIEF OVERVIEW OF THE CHANGES BEING RECOMMENDED FOR THE AZL OPPENHEIMER GLOBAL FUND. WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT/PROSPECTUS.

Q: WHY IS THE REORGANIZATION BEING PROPOSED?
   The reorganization is being proposed in an effort to reduce overall expense ratios and provide further economies of scale for one of the funds available to owners of variable annuity contracts issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York.

   Your Board of Trustees has determined that the reorganization is in the best interests of the Acquired Fund's shareholders and recommends that you vote FOR the reorganization.

Q: WILL THE EXPENSES OF THE FUND IN WHICH I PARTICIPATE INCREASE AS A RESULT OF
   THE REORGANIZATION?
   No. The total expense ratio for the Acquiring Fund following the reorganization is expected to be lower than the total expense ratio for the Acquired Fund prior to the reorganization.

Q: WHO IS PAYING THE COSTS OF THE SHAREHOLDER MEETING AND THIS PROXY
   SOLICITATION?
   Contract owners who were beneficial owners of shares of the Acquired Fund on the record date will bear these costs.

Q: WILL I INCUR TAXES AS A RESULT OF THE REORGANIZATION?
   No. The reorganization is not expected to be a taxable event for contract owners. Please see the Tax Consequences discussion in the enclosed proxy statement/prospectus for additional information.

Q: IF APPROVED, WHEN WILL THE REORGANIZATION HAPPEN?
   If shareholders approve the reorganization, it will take place shortly after the shareholder meeting.

Q: IS THERE ANYTHING I NEED TO DO TO CONVERT MY SHARES?
   No. Upon shareholder approval of the reorganization, the Acquired Fund shares that serve as a funding vehicle for benefits under your variable annuity contract automatically will be exchanged for shares of the Acquiring Fund. The total value of the Acquiring Fund shares that a shareholder receives in the reorganization will be the same as the total value of the Acquired Fund shares held by the shareholder immediately before the reorganization.

Q: HOW DOES THE BOARD RECOMMEND THAT I VOTE?
   After careful consideration, the Board recommends that you vote FOR the reorganization.

Q: HOW AND WHEN DO I VOTE?
   You can vote in one of four ways:
   - By mail with the enclosed voting instruction form
   - By telephone
   - By web site
   - In person at the meeting

   Please refer to the enclosed voting instruction form for the telephone number and internet address. Please vote as soon as possible by following the instructions on the voting instruction form.

Q: WHOM SHOULD I CALL IF I HAVE QUESTIONS?
   If you have questions about any of the proposals described in the proxy statement or about voting procedures, please call toll free at 1-800-950-5872 ext. 37952.

                   ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                            5701 GOLDEN HILLS DRIVE
                       MINNEAPOLIS, MINNESOTA 55416-1297

                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 21, 2009



                         AZL[R] OPPENHEIMER GLOBAL FUND


A special meeting of the shareholders of the AZL Oppenheimer Global Fund (the "Acquired Fund") will be held at 10:00 a.m. on October 21, 2009, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Golden Valley, Minnesota. At the meeting, shareholders will consider the following proposals:

- To approve an Agreement and Plan of Reorganization (the "Plan") between the AZL Oppenheimer Global Fund, which is a series of the Allianz Variable Insurance Products Trust (the "VIP Trust"), and the AZL Van Kampen Global Franchise Fund (the "Acquiring Fund"), which is another series of the VIP Trust. Under the Plan, the Acquiring Fund would acquire all of the assets and assume all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund, which would be distributed proportionately to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, and the assumption of the Acquired Fund's liabilities; and
- Such other business as may properly come before the meeting, or any adjournment of the meeting.

The Acquired Fund issues and sells its shares to certain separate accounts of Allianz Life Insurance Company of North America ("Allianz Life") and Allianz Life Insurance Company of New York ("Allianz Life of NY"). The separate accounts hold shares of mutual funds, including the Acquired Fund, which serve as a funding vehicle for benefits under variable annuity contracts issued by Allianz Life and Allianz Life of NY. As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY are the sole shareholders of the Acquired Fund and are entitled to vote all of the shares of the Acquired Fund. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Acquired Fund in accordance with instructions given by the owners of variable annuity insurance contracts for which the Fund serves as a funding vehicle. This Notice is being delivered to owners of variable annuity contracts who, by virtue of their ownership of the contracts, beneficially owned shares of the Acquired Fund on the record date, so that they may instruct Allianz Life and Allianz Life of NY how to vote the shares of the Acquired Fund underlying their contracts.

Shareholders of record at the close of business on July 20, 2009, are entitled to vote at the meeting.



                                        By order of the Board of Directors

                                        Michael J. Radmer, Secretary

August 7, 2009



                       YOU CAN VOTE QUICKLY AND EASILY.

    PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION FORM.

                 PROXY STATEMENT/PROSPECTUS  -  AUGUST 7, 2009

                ACQUIRED FUND                                     ACQUIRING FUND
AZL[R] Oppenheimer Global Fund                      AZL[R] Van Kampen Global Franchise Fund
         ("Oppenheimer Global Fund")                   ("Van Kampen Global Franchise Fund")

This proxy statement/prospectus describes a proposed Agreement and Plan of Reorganization (the "Plan") pursuant to which the outstanding shares of the Oppenheimer Global Fund, which currently serves as a funding vehicle for your variable annuity contract, (the "Acquired Fund") would be exchanged for shares of the Van Kampen Global Franchise Fund (the "Acquiring Fund"). Contemporaneously with the reorganization, the Acquiring Fund will become the AZL Van Kampen International Equity Fund. Both the Acquiring Fund and the Acquired Fund (each a "Fund" and together the "Funds") are series of the Allianz Variable Insurance Products Trust (the "VIP Trust"). The address of the Funds is 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. The phone number of the Funds is 877-833-7113.


         THE BOARD OF TRUSTEES OF THE VIP TRUST UNANIMOUSLY RECOMMENDS
                             APPROVAL OF THE PLAN.

THESE SECURITIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR AN AFFILIATE OF ANY BANK, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER AGENCY OF THE UNITED STATES, OR ANY BANK OR AN AFFILIATE OF ANY BANK; AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF VALUE.

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the "1940 Act") and files reports, proxy materials, and other information with the SEC (Investment Company Act file no. 811-09491). These reports, proxy materials, and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request e-mailed to publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed on-line or downloaded from the SEC's Web site at http://www.sec.gov.

You should retain this proxy statement/prospectus for future reference. It sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. Additional information is set forth in the Statement of Additional Information, dated the same date as this proxy statement/prospectus, relating to this proxy statement/prospectus. A current prospectus for the Acquiring Fund, which gives a detailed description of the Acquiring Fund's policies, strategies, and restrictions, accompanies this proxy statement/prospectus.

This proxy statement/prospectus was first mailed to contract owners on or about August 7, 2009.

WHERE TO GET MORE INFORMATION

FUND REPORTS:               THE ACQUIRING FUND:      THE ACQUIRED FUND:
Prospectus dated April 27,  Accompanying, and           Incorporated by reference into this
2009.                       incorporated by             proxy statement/prospectus. for a
                            reference into, this        Copy at no charge, call toll free
                            proxy                       877-833-7113 or write to the address
                            statement/prospectus.       given below this table.
Annual report for the       For a complete copy at
period ended December 31,   no charge, call toll-
2008; and semi-annual       free 877-833-7113 or
report for the period ended write to the address
June 30, 2008.              given below this table.


       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

THIS PROXY STATEMENT/PROSPECTUS:

Statement of Additional Information dated Incorporated by reference into this proxy statement/prospectus. For a copy at no charge,
the same date as this proxy               call toll-free 1-800-624-0197 or write to Allianz VIP Trust, Advisory Management, A 3-
statement/prospectus. This document       825, 5701 Golden Hills Drive, Minneapolis, MN 55416.
contains information about both the
Acquired Fund and the Acquiring Fund.
To ask questions about this proxy         Call toll free 1-800-950-5872 ext. 37952 or write to: Allianz VIP Trust, Advisory
statement/prospectus.                     Management, A 3-825, 5701 Golden Hills Drive, Minneapolis, MN 55416.

ADDRESS: Allianz Variable Insurance Products Trust, 5701 Golden Hills Drive, Minneapolis, MN 55416.


ABOUT THE ACQUIRED AND ACQUIRING FUNDS

The Acquired Fund issues and sells its shares to separate accounts of Allianz Life Insurance Company of North America ("Allianz Life") and Allianz Life Insurance Company of New York ("Allianz Life of NY"). These separate accounts hold shares of mutual funds, including the Acquired Fund, which serve as funding vehicles for benefits under variable annuity contracts issued by Allianz Life and Allianz Life of NY (the "Contracts"). Each separate account has subaccounts that invest in the Acquired Fund and certain other mutual funds. Owners of the Contracts ("Contract Owners") allocate the value of their Contracts among these subaccounts. As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY are the sole shareholders of the Acquired Fund and are entitled to vote all of the shares of the Acquired Fund. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Acquired Fund in accordance with instructions given by the Contract Owners who are eligible to vote at the meeting.

Both the Acquired Fund and the Acquiring Fund are open-end management investment companies. If the Plan is approved, the shares of the Acquiring Fund will be distributed proportionately by the Acquired Fund to the holders of its shares in complete liquidation of the Acquired Fund. As a result of the Plan, each Acquired Fund shareholder would become the owner of Acquiring Fund shares having a total net asset value equal to the total net asset value of that shareholder's holdings in the Acquired Fund.

The following information summarizes the proposed reorganization of the Acquired Fund into the Acquiring Fund (the "Reorganization").


HOW THE REORGANIZATION WILL WORK

* The Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Fund's liabilities.
* The Acquiring Fund will issue shares of beneficial interest to the Acquired Fund in an amount equal to the value of the assets that it receives from the Acquired Fund, less the liabilities it assumes. These shares will be distributed to the Acquired Fund's shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. The value of your interest in the subaccount investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccount that was invested in the Acquired Fund immediately before the Reorganization. You will not pay any sales charge in connection with this distribution of shares. If you already have an Acquiring Fund account, shares distributed in the Reorganization will be added to that account. As a result, when average cost is calculated for income tax purposes, the cost of the shares in the two accounts you owned will be combined.

FUND INVESTMENT OBJECTIVES
The following table presents the investment objectives for each of the Funds.

     ACQUIRED FUND      INVESTMENT OBJECTIVE          ACQUIRING FUND                INVESTMENT OBJECTIVE
OPPENHEIMER GLOBAL FUND Capital appreciation VAN KAMPEN GLOBAL FRANCHISE FUND* Long-term capital appreciation

* Contemporaneously with the Reorganization, the Acquiring Fund will be renamed the AZL Van Kampen International Equity Fund, but the investment objective will remain the same. See the Comparison of Investment Strategies section, below, for additional information.

                                    2
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

                               TABLE OF CONTENTS
SECTION A -- Proposal.......................................................4
  PROPOSAL: Approve or Reject the Agreement and Plan of Reorganization......4
    SUMMARY.................................................................4
      How the Reorganization Will Work......................................4
      Comparison of the Acquired Fund and the Acquiring Fund................5
      Comparison of Investment Objectives...................................5
      Comparison of Investment Strategies...................................5
      Comparison of Investment Policies.....................................6
      Risk Factors..........................................................7
      Performance...........................................................10
      Tax Consequences......................................................12
  FEES AND EXPENSES.........................................................13
  THE REORGANIZATION........................................................14
    Terms of the Reorganization.............................................14
    Conditions to Closing the Reorganization................................14
    Termination of the Plan.................................................15
    Tax Status of the Reorganization........................................15
    Reasons for the Proposed Reorganization and Board Deliberations.........15
    Boards' Determinations..................................................17
    Recommendation and Vote Required........................................17
SECTION B - Proxy Voting and Shareholder Meeting Information................18
SECTION C - Capitalization, Ownership of Fund Shares and Other Fund
    Information  ...........................................................19
EXHIBIT A - Agreement and Plan of Reorganization...........................A-1

The prospectus for the Acquiring Fund accompanies this proxy statement/prospectus.



                                  3
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

SECTION A -- PROPOSAL

PROPOSAL: APPROVE OR REJECT THE AGREEMENT AND PLAN OF REORGANIZATION


SUMMARY
This proxy statement/prospectus is being used by the Acquired Fund to solicit voting instructions for a proposal to approve the Plan providing for the Reorganization of the Acquired Fund into the Acquiring Fund. A form of the Plan is included as Exhibit A.

The following is a summary. More complete information appears later in this proxy statement/prospectus. You should read the entire proxy statement/prospectus, exhibits and accompanying materials because they contain details that are not in this summary.


HOW THE REORGANIZATION WILL WORK
The following table shows the names of the Acquired Fund and the Acquiring Fund into which it will be merged.

----------------------------------------------------------
|     ACQUIRED FUND     |         ACQUIRING FUND         |
----------------------------------------------------------
|Oppenheimer Global Fund|Van Kampen Global Franchise Fund|
----------------------------------------------------------

* The Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Fund's liabilities.
* The Acquiring Fund will issue shares of beneficial interest in an amount equal to the value of the assets that it receives from the Acquired Fund, less the liabilities it assumes. These shares will be distributed to the Acquired Fund's shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. The value of your interest in the subaccount investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccount that was invested in the Acquired Fund immediately before the Reorganization.
* As part of the Reorganization, systematic transactions (such as bank authorizations and systematic payouts) currently set up for your Acquired Fund account will be transferred to your new Acquiring Fund account. If you do not want your systematic transactions to continue, please contact your financial representative to make changes.
* Neither the Acquired Fund nor the Contract Owners whose contract values are allocated to subaccounts investing in the Acquired Fund will pay any sales charge in connection with the Reorganization.
* After the Reorganization has been completed, contract values that were allocated to subaccounts investing in the Acquired Fund will be allocated to subaccounts investing in the Acquiring Fund. The Acquired Fund will be terminated.


                                   4
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

COMPARISON OF THE ACQUIRED FUND AND THE ACQUIRING FUND
Both the Acquired Fund and the Acquiring Fund:
* Are outstanding series of an open-end management investment company organized as a Delaware statutory trust.
* Have Allianz Investment Management LLC (the "Manager") as their investment adviser.
* Have the same policies for buying and selling shares and the same exchange rights.
* Have the same distribution policies.
* Are available only to Contract Owners who allocate contract value to a subaccount that invests in the Funds.


COMPARISON OF INVESTMENT OBJECTIVES
The following table presents the investment objectives for the Funds.

     ACQUIRED FUND      INVESTMENT OBJECTIVE          ACQUIRING FUND                INVESTMENT OBJECTIVE
OPPENHEIMER GLOBAL FUND Capital appreciation VAN KAMPEN GLOBAL FRANCHISE FUND* Long-term capital appreciation

* Contemporaneously with the Reorganization, the Acquiring Fund will be renamed the AZL Van Kampen International Equity Fund, but the investment objective will remain the same. See the Comparison of Investment Strategies section, next, for additional information.


COMPARISON OF INVESTMENT STRATEGIES
Contemporaneously with the Reorganization, the Acquiring Fund will retain a new subadviser and sub-subadvisers and will be renamed the AZL Van Kampen International Equity Fund. The Acquiring Fund's investment objective will remain the same (long-term capital appreciation); however, the Fund's principal investment strategies, policies and risks will change. Information provided in this proxy statement/prospectus regarding the Acquiring Fund's investment strategies, policies and risks is for the AZL Van Kampen International Equity Fund because those strategies, policies and risks will apply to shareholders of the combined Fund. Information regarding the existing investment strategies, policies and risks for the AZL Van Kampen Global Franchise Fund, as well as additional information regarding the changes to the Acquiring Fund, may be found in the accompanying prospectus. For ease of reference, the terms Acquiring Fund and AZL Van Kampen Global Franchise Fund generally are used in this prospectus to refer to the Fund as it exists prior to the Reorganization, and the terms combined Fund and AZL Van Kampen International Equity Fund refer to the Fund as it will exist following the Reorganization.

The Acquired Fund invests primarily in common stocks of companies in the U.S. and foreign countries. It may invest without limit in foreign securities and can invest in any country. Although the Fund focuses its investments in mid- and large-capitalization companies, it may invest in companies of any size. The Fund's subadviser is OppenheimerFunds, Inc.

The AZL Van Kampen International Equity Fund will maintain a diversified portfolio of equity securities of non-U.S. issuers. Unlike the Acquired Fund, the combined Fund will not invest in U.S. companies as part of its principal investment strategy. Rather, the combined Fund will invest primarily in non-U.S. companies only and will focus its investments in mid- and large-capitalization companies. The combined Fund will be subadvised by Morgan Stanley Investment Management Inc. and sub-subadvised by Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company, which are affiliated with the Fund's current subadviser, Van Kampen Asset Management.

Detailed strategies for the Acquired Fund and the combined Fund are set forth below:

OPPENHEIMER GLOBAL FUND (ACQUIRED FUND)

The Fund invests mainly in common stocks of companies in the U.S. and foreign countries. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. The Fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid- and large-cap companies.


                                    5
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

The Fund is not required to allocate its investments in any set percentages in any particular countries. As a fundamental policy, the Fund normally will invest in at least three countries (one of which may be the United States). Typically the Fund invests in a number of different countries.

In selecting securities for the Fund, the subadviser looks primarily for foreign and U.S. companies with high growth potential. The subadviser uses fundamental analysis of a company's financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is part. The subadviser considers overall and relative economic conditions in the U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. The subadviser currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

   o Stocks of small, medium and large-cap growth-oriented companies worldwide;

   o  Companies that stand to benefit from global growth trends;

   o Businesses with strong competitive positions and high demand for their products or services; and

   o Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

In applying these and other selection criteria, the subadviser considers the effect of worldwide trends on the growth of various business sectors. The trends currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes. Depending upon market conditions, the Fund may invest more heavily in certain sectors.

The Fund may invest in derivative instruments.

For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

VAN KAMPEN INTERNATIONAL EQUITY FUND (COMBINED FUND)

The Fund will invest primarily in equity securities of non-U.S. issuers. The Fund's new sub-subadvisers seek to maintain a diversified portfolio of equity securities of non-U.S. issuers based on individual stock selection. The sub-subadvisers emphasize a bottom-up approach to investing that seeks to identify securities of issuers they believe are undervalued. The sub-subadvisers focus on developed markets, but they may invest in emerging markets.

The sub-subadvisers select issuers from a universe comprised of approximately 1,200 companies in non-U.S. markets. The investment process is value driven and based on individual stock selection. In assessing investment opportunities, the sub-subadvisers consider value criteria with an emphasis on cash flow and the intrinsic value of company assets. Securities which appear undervalued according to these criteria are then subjected to in-depth fundamental analysis. The sub-subadvisers conduct a thorough investigation of the issuer's balance sheet, cash flow and income statement and assess the company's business franchise, including product competitiveness, market positioning and industry structure. Meetings with senior company management are integral to the investment process. The sub-subadvisers generally consider selling a portfolio holding when they determine that the holding has reached its fair value target.

Under normal circumstances, at least 80% of the Fund's assets will be invested in equity securities. Derivative instruments used by the Fund will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.


COMPARISON OF INVESTMENT POLICIES
If shareholders of the Acquired Fund approve the Reorganization, they will be subject to the investment policies of the combined Fund. Other than as described herein, the Manager does not believe that the differences between the investment policies result in any material difference in the way the Funds are managed.

The Acquired Fund, as a fundamental policy, normally will invest in at least three countries (one of which may be the United States). The combined Fund will have no such fundamental policy.


                                    6
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

RISK FACTORS
The principal investment strategies of both Funds are generally comparable. Accordingly, both Funds also have principal investment risks that are generally comparable. Depending upon its assessment of changing market conditions, the subadviser of each Fund may emphasize particular asset classes or particular investments at any given time, which may change the risks associated with the Fund. The fact that a risk is not identified as a principal risk for a particular Fund does not mean that the Fund may not be subject to that risk. The Statement of Additional Information for the Acquiring Fund, which is incorporated by reference in this proxy statement/prospectus, contains detailed information on the Acquiring Fund's permitted investments and investment restrictions.

The principal risks of investing in the Acquired Fund and the combined Fund are shown in the tables below. A discussion of each of the various principal risks follows the tables.

RISK                        OPPENHEIMER GLOBAL FUND (ACQUIRED FUND) VAN KAMPEN INTERNATIONAL EQUITY FUND(COMBINED FUND)
Market Risk                                    X                                             X
Selection Risk                                 X                                             X
Issuer Risk                                    X                                             X
Growth Stocks Risk                             X
Capitalization Risk                            X
Cyclical Opportunities Risk                    X
Foreign Risk                                   X                                             X
Emerging Markets Risk                          X                                             X
Currency Risk                                  X                                             X
Special Situations Risk                        X
Derivatives Risk                               X                                             X
Liquidity Risk                                 X
Portfolio Turnover                             X
Industry Sector Risk                                                                         X
Country/Regional Risk                                                                        X
Value Stocks Risk                                                                            X


* MARKET RISK: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. The value of the Fund's portfolio may fluctuate to a greater or lesser degree than fluctuations of the general stock market. For those Funds that invest in stocks of foreign companies, the value of the Fund's portfolio will be affected by changes in foreign stock markets and the special economic and other factors that might primarily affect stock markets in particular foreign countries and regions. Equity securities generally have greater price volatility than fixed income securities.
* SELECTION RISK: The Fund is an actively managed investment portfolio. The portfolio manager(s) make investment decisions for the Fund's assets. The investment approach of some Funds emphasizes buying and holding securities, even through adverse markets, while the investment approach of other Funds emphasizes frequent trading in order to take advantage of short-term market movements. However, there can be no guarantee they will produce the desired results and poor security selection may cause the Fund to underperform its benchmark index or other funds with similar investment objectives.


                                    7
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

* ISSUER RISK: The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's products or services.
* GROWTH STOCKS RISK: The returns on growth stocks may or may not move in tandem with the returns on other categories of stocks, or the stock market as a whole. Growth stocks may be particularly susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments. Further, growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more sensitive to market, political, regulatory and economic factors affecting those sectors.
* CAPITALIZATION RISK: To the extent the Fund invests significantly in small and/or mid-capitalization companies, it may have capitalization risk. These companies may present additional risk because they have less predictable earnings or no earnings, more volatile share prices and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the price of smaller companies' securities and the Fund's ability to sell them when the portfolio manager deems it appropriate. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. The value of some of the Fund's investments will rise and fall based on investor perception rather than economic factors.
* CYCLICAL OPPORTUNITIES RISK: The Fund may seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the subadviser believes they have growth potential. The Fund might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is a risk that if the event does not occur as expected, the value of the stock could fall, which in turn could depress the Fund's share prices.
* FOREIGN RISK: Because the Fund invests in securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country, including the risk of nationalization, expropriation or confiscatory taxation. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

* EMERGING MARKETS RISK: In addition to the risks described under "Foreign Risk", issuers in emerging markets may present greater risk than investing in foreign issuers generally. Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.
* CURRENCY RISK: Funds that invest in securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational authorities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund's investments with exposure to foreign currency fluctuations may decline in value (in terms of the U.S. dollar) and reduce the returns of the Fund.

* SPECIAL SITUATIONS RISK: Periodically, the Fund might use aggressive investment techniques. These might include seeking to benefit from what the subadviser perceives to be "special situations", such as mergers, reorganizations, restructurings or other unusual events expected to affect a particular issuer. However, there is a risk that the change or event might


                                    8
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009
   not occur, which could have a negative impact on the price of the issuer's securities. The Fund's investment might not produce the expected gains or could incur a loss for the portfolio.
* DERIVATIVES RISK: The Fund may invest in derivatives. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and management risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, any Fund that invests derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument (for example, forward contracts and futures that are required to "cash settle") are not covered through ownership of the underlying security, financial instrument, or currency.
* LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell. Investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Restricted securities may be subject to liquidity risk because they may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. Funds with principal investment strategies that involve restricted securities, foreign securities, derivatives, companies with small market capitalization or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.
* PORTFOLIO TURNOVER: The Fund may actively and frequently trade its portfolio securities or may turn over a significant portion of its portfolio securities in a single year. High portfolio turnover (100% or more) results in higher transaction costs and can adversely affect the Fund's performance.
* INDUSTRY SECTOR RISK: At times, the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.
* COUNTRY/REGIONAL RISK: Local events, such as political upheaval, financial troubles, or natural disasters, may weaken a country's or a region's securities markets. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.
* VALUE STOCKS RISK: The value style of investing emphasizes stocks of undervalued companies whose characteristics may lead to improved valuations. These stocks may remain undervalued because value stocks, as a category, may lose favor with investors compared to other categories of stocks or because the valuations of these stocks do not improve in response to changing market or economic conditions.


                                    9
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

PERFORMANCE
Performance information for the Funds is shown below.

The following bar charts and tables provide an indication of the risks of an investment in the Funds by showing changes in their performance from year to year and by showing how the Funds' average annual returns for one year, five years and since inception (as applicable) compare with those of a broad measure of market performance.

Both the bar charts and the tables assume reinvestment of dividends and distributions, and reflect fee waivers. Without fee waivers, the Funds' performance would have been lower.

The performance of the Funds will vary from year to year. The Funds' performance does not reflect the cost of insurance and separate account charges which are imposed under your Contract. If they were included, performance would be reduced. Past performance does not indicate how the Funds will perform in the future.


OPPENHEIMER GLOBAL FUND (ACQUIRED FUND)
Performance information is presented for Class 2 shares only because Class 1 shares had not commenced operations as of December 31, 2008.

[BAR CHART GRAPHIC - 2005: 12.62%, 2006: 16.29%, 2007: 5.76%, 2008: -41.05%]


    HIGHEST AND LOWEST QUARTER RETURNS (FOR PERIODS SHOWN IN THE BAR CHART) Highest (Q3, 2005) 9.07%
 Lowest (Q4, 2008)  -22.27%

AVERAGE ANNUAL TOTAL RETURNS

                            INCEPTION ONE YEAR ENDED DECEMBER 31, 2008 SINCE INCEPTION
AZL Oppenheimer Global Fund 5/3/2004              -41.05%                  -1.20%
MSCI World Index                                  -40.71%                  -0.78%

The performance of the Fund is compared to the Morgan Stanley Capital International (MSCI) World Index, an unmanaged market capitalization-weighted equity index which monitors the performance of stocks from around the world. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in the underlying securities.



                                    10
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

VAN KAMPEN GLOBAL FRANCHISE FUND (ACQUIRING FUND)

[BAR CHART GRAPHIC - 2004: 12.21%, 2005: 11.64%, 2006: 21.25%, 2007: 9.82%,
                     2008: -28.56%]



 HIGHEST AND LOWEST QUARTER RETURNS (FOR PERIODS SHOWN IN THE BAR CHART) Highest (Q4, 2004) 12.03%
 Lowest (Q4, 2008)  -13.07%

AVERAGE ANNUAL TOTAL RETURNS

                                     INCEPTION ONE YEAR ENDED DECEMBER 31, 2008 FIVE YEARS ENDED DECEMBER 31, 2008 SINCE INCEPTION
AZL Van Kampen Global Franchise Fund 5/1/2003              -28.56%                            3.57%                     7.12%
MSCI World Index                                           -40.71%                            -0.51%                    4.59%

The performance of the Fund is compared to the Morgan Stanley Capital International (MSCI) World Index, an unmanaged market capitalization-weighted equity index which monitors the performance of stocks from around the world. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in the underlying securities.



                                    11
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

 TABLE A-1

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

FUND (inception date)                           LAST 1 YEAR LAST 2 YEARS LAST 3 YEARS LAST 5 YEARS SINCE INCEPTION
AZL Oppenheimer Global Fund(5/3/2004)             -41.05%     -21.04%      -10.17%        N/A          -1.20%
AZL Van Kampen Global Franchise Fund (5/1/2003)   -28.56%     -11.43%       -1.65%       3.57%          7.12%



TAX CONSEQUENCES
If the separate accounts investing in the Funds and the Contracts are properly structured under the insurance company provisions of the federal tax law (as the Manager believes is the case), the Reorganization will not be a taxable event for Contract Owners who have a portion of their variable annuity contract allocated to the Funds, regardless of the tax status of the Reorganization.

As a condition to the closing of the Reorganization, the Acquired Fund and the Acquiring Fund will receive an opinion from Dorsey & Whitney LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Accordingly, shareholders (the separate accounts of Allianz Life and Allianz Life of New York) will not recognize taxable gain or loss as a result of the Reorganization.

For more information about the federal income tax consequences of the Reorganization, see the section entitled "Tax Status of the Reorganization."

FEES AND EXPENSES

The following table describes the fees and expenses as of the end of the most recent fiscal year that you pay if you buy and hold shares of the Acquired Fund or shares of the Acquiring Fund. The table also shows estimated pro forma expenses of the Acquiring Fund assuming the proposed Reorganization had been effective during the most recent fiscal year, adjusted to reflect current fees. The table does not reflect the expenses that apply to the subaccounts or the Contracts. Inclusion of these charges would increase expenses for all periods shown. The fees and expenses below exclude the costs of the Reorganization. See "Reasons for the Proposed Reorganization and Board Deliberations" for additional information concerning the allocation of the costs of the Reorganization.


                                    12
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

TABLE A-2

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

The following table is based on fund assets as of December 31, 2008.

                      OPPENHEIMER GLOBAL     VAN KAMPEN GLOBAL FRANCHISE FUND    VAN KAMPEN INTERNATIONAL EQUITY FUND - PRO FORMA
                      FUND(ACQUIRED FUND)            (ACQUIRING FUND)                           WITH ACQUIRED FUND
Management Fee         0.90% (a)(b)            0.95% (a)(c)                       0.95% (c)(d)
Distribution (12b-     0.25%                   0.25%                              0.25%
1) Fees (e)
Other Expenses         0.23%                   0.15%                              0.13%
Total Annual           1.38%                   1.35%                              1.33%
Operating Expenses
Fee Waiver (f)         0.00%                   0.00%                              0.00%
Net Annual Fund        1.38% (b)               1.35% (c)                          1.33% (c)
Operating Expenses

(a)The management fee rate is the contractual rate charged for the Fund's most recent fiscal year, which ended December 31, 2008.
(b)As of the date of this proxy statement/prospectus, the Manager is voluntarily reducing the management fee to 0.80%. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time. If the voluntary management fee reduction were reflected in the table, the Net Annual Fund Operating Expenses would be lower.
 (c)As of the date of this proxy statement/prospectus, the Manager is voluntarily reducing the management fee to 0.95% on the first $100 million in net assets, 0.90% on the next $100 million, and 0.85% thereafter. In connection with the Reorganization, the Manager will voluntarily reduce the management fee for the combined Fund to 0.80% on all net assets. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time after April 30, 2010. If the voluntary management fee reduction were reflected in the table, the Net Annual Fund Operating Expenses would be lower.
(d)The management fee rate shown reflects what the rate would be under the current management fee schedule for the Acquiring Fund based on the combined assets of the Funds for the fiscal year ended December 31, 2008.
(e)The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. The Fund pays Allianz Life Financial Services, LLC, the Fund's distributor, an annual fee of up to 0.25% of average daily net assets as payment for distributing its shares and providing shareholder services.
(f)The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.39% through April 30, 2010. The Fund is authorized to reimburse the Manager for management fees previously waived and/or for the cost of Other Expenses paid by the Manager provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse the Manager in this manner only applies to fees paid or reimbursements made by the Manager within the three fiscal years prior to the date of such reimbursement. To the extent that such reimbursements to the Manager are expected in the upcoming year, the amount of the reimbursements, if any, is included in the financial statements in the Fund's shareholder reports and is reflected in Other Expenses in the table above.



                                    13
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

EXAMPLE: Use the following tables to compare fees and expenses of the Acquired Fund to other investment companies. The tables illustrate the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. The tables also show pro forma expenses of the combined Fund assuming the proposed Reorganization had been in effect for the periods shown. The tables do not reflect the effect of any fee or expense waivers. The tables also do not reflect separate account or insurance contract fees and charges. An investor's actual costs may be different.




FUND                                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
Oppenheimer Global Fund (Acquired Fund)                               $140    $437    $755   $1,657
Van Kampen Global Franchise Fund (Acquiring Fund)                     $137    $428    $739   $1,624
Van Kampen International Equity Fund - Pro Forma with Acquired Fund   $135    $421    $729   $1,601



THIS EXAMPLE DOES NOT REPRESENT ACTUAL EXPENSES, PAST OR FUTURE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. THIS EXAMPLE DOES NOR REFLECT THE EXPENSES THAT APPLY TO THE SUBACCOUNTS OR THE CONTRACTS. INCLUSION OF THSE CHARGES WOULD INCREASE EXPENSES FOR ALL PERIODS SHOWN.


THE REORGANIZATION


TERMS OF THE REORGANIZATION
The Board has approved the Plan, a copy of which is attached as Exhibit A. The Plan provides for the Reorganization on the following terms:
* The Reorganization is scheduled to occur on the first day that the New York Stock Exchange is open for business following shareholder approval and receipt of any necessary regulatory approvals, but may occur on any later date agreed to by the Acquired Fund and the Acquiring Fund.
* The Acquired Fund will transfer all of its assets to the Acquiring Fund and, in exchange, the Acquiring Fund will assume the Acquired Fund's liabilities.
* The Acquiring Fund will issue shares to the Acquired Fund in an amount equal to the value of the assets that it receives from the Acquired Fund, less the liabilities assumed by the Acquiring Fund in the transaction. These shares will immediately be distributed by the Acquired Fund to its shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. As a result, shareholders (the separate accounts) of the Acquired Fund will become shareholders of the Acquiring Fund. Contract values that were allocated to subaccounts invested in the Acquired Fund will be allocated to subaccounts investing in the Acquiring Fund.
* Neither the Acquired Fund nor any Contract Owners whose contract values are allocated to subaccounts investing in the Acquired Fund will pay any sales charge in connection with the Reorganization.
* The net asset value of the Acquired Fund and the Acquiring Fund will be computed as of 3:00 p.m. Central time, on the closing date.
* After the Reorganization, the Acquired Fund will be terminated.

CONDITIONS TO CLOSING THE REORGANIZATION
The completion of the Reorganization is subject to certain conditions described in the Plan, including:
* The Acquired Fund will have declared and paid a dividend that will distribute all of the Fund's taxable income, if any, to the shareholders (the separate accounts) of the Fund for the taxable years ending at or prior to the closing.
* The Funds will have received any approvals, consents, or exemptions from the SEC or any regulatory body necessary to carry out the Reorganization.
* An effective registration statement on Form N-14 will be on file with the SEC.
* The Contract Owners who are eligible to provide voting instructions for the meeting will have approved the Plan.
* The Acquired Fund will receive an opinion of tax counsel that the proposed Reorganization will be tax-free for the Acquired Fund and the Acquiring Fund and for the separate accounts that are the shareholders of the Acquired Fund.


                                    14
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

TERMINATION OF THE PLAN
The Plan and the transactions contemplated by it may be terminated and abandoned by resolutions of the Board of Trustees of the Acquired Fund or the Acquiring Fund at any time prior to closing. In the event of a termination, there will be no liability for damages on the part of either the Acquired Fund or the Acquiring Fund, or the trustees, officers, or shareholders of the Acquired Fund or the Acquiring Fund.


TAX STATUS OF THE REORGANIZATION
The exchange of the Acquired Fund's assets for shares of the Acquiring Fund, and the subsequent distribution of those shares to the Acquired Fund shareholders and the liquidation of the Acquired Fund, are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Code. The Acquired Fund and the Acquiring Fund will receive an opinion of Dorsey & Whitney LLP, based in part on certain representations by the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund, substantially to the effect that:
   *  The Reorganization will constitute a reorganization within the meaning of
      Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund each will qualify as a party to the reorganization within the meaning of Section 368(b) of the Code.
   * Acquired Fund shareholders will recognize no income, gain, or loss upon receipt, pursuant to the Reorganization, of Acquiring Fund Shares. Acquired Fund shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of Acquired Fund which are distributed by Acquired Fund prior to the Closing.
   * The tax basis of the Acquiring Fund Shares received by each Acquired Fund shareholder pursuant to the Reorganization will be equal to the tax basis of the Acquired Fund shares exchanged therefor.
   * The holding period of the Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganization will include the period during which the Acquired Fund shareholder held the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shares were held as a capital asset at the Effective Time.
   * The Acquired Fund will recognize no income, gain, or loss by reason of the Reorganization.
   * The Acquiring Fund will recognize no income, gain, or loss by reason of the Reorganization.
   * The tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Acquired Fund as of the Effective Time.
   * The holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the Acquired Fund.
   * The Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Acquired Fund as of the Effective Time.

REASONS FOR THE PROPOSED REORGANIZATION AND BOARD DELIBERATIONS
The Board believes that the proposed Reorganization will be advantageous to Acquired Fund shareholders based on its consideration of the following matters:
* TERMS AND CONDITIONS OF THE REORGANIZATION. The Board considered the terms and conditions of the Reorganization as described in the previous paragraphs.
* TAX CONSEQUENCES. The Board considered the tax-free nature of the Reorganization.
* CONTINUITY OF INVESTMENT. The Board considered the compatibility of the Funds and the degree of similarity between the investment objectives and the principal investment strategies for the Acquired Fund and the combined Fund, taking into account the proposed subadvisory and other changes. The Board considered the fact that the Acquired Fund and the combined Fund have comparable investment objectives and, except as described in this proxy statement, investment strategies and policies that are generally similar. The Board also took note of the fact that following the Reorganization, shareholders of the Acquired Fund will be invested in a Fund holding a portfolio whose characteristics are generally similar to those of the portfolio currently held by the Acquired Fund, except as described in this proxy statement.
* EXPENSE RATIOS. The Board considered the relative expenses of the Funds. At December 31, 2008, the end of each Fund's most recent fiscal year, the total operating expense ratio for the Acquiring Fund was lower than the total operating expense ratio for the Acquired Fund. The contractual management fee for the Acquiring Fund for fiscal year 2008 was higher than for the Acquired Fund. Both Funds have the same Distribution (12b-1) Fees, and the Acquiring


                                    15
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

  Fund's Other Expenses are lower than those of the Acquired Fund. The Board considered the effect of the Manager's voluntary management fee waiver in connection with the Reorganization, which would reduce the management fee for the combined Fund to 0.80%, which is the same as for the Acquired Fund after management fee waivers. The Board noted that the total operating expenses of the combined Fund after the Reorganization are expected to be lower than the expenses of the Acquired Fund before the Reorganization. In addition, the shareholders of the Acquired Fund are expected to see other benefits, such as economies of scale, which make the Reorganization desirable for Acquired Fund shareholders and are expected to further decrease expenses over time.
  The Board also considered the possibility that both higher aggregate net assets resulting from the Reorganization and the opportunity for net cash inflows, or reduced outflows, may reduce the risk that, if net assets of the Acquired Fund fail to grow, or even diminish, the Acquired Fund's total expense ratio could rise from current levels as fixed expenses become a larger percentage of net assets. The Board noted that both the Acquired Fund and the Acquiring/combined Fund are subject to expense limitation agreements that will remain in place through at least April 30, 2010, and are currently operating with expenses below the cap contained in the respective expense limitation agreements. Also, the Board noted that the Acquiring Fund is not currently subject to reimbursements to the Manager for expenses previously waived by the Manager.
* ECONOMIES OF SCALE. The Board considered the advantage of combining Funds with generally similar investment objectives and strategies. The Board believes that the combined Fund may have the opportunity to take advantage of the economies of scale associated with a larger fund. The combined Fund may have better prospects for growth than either Fund separately. For example, a larger fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility. Furthermore, as indicated above, fixed expenses, such as audit expenses and accounting expenses that are charged on a per fund basis, may be reduced.
* COSTS. The Board noted that the Acquired Fund will bear the expenses of printing and mailing communications to the Contract Owners who beneficially owned its shares and that all other expenses of the Reorganization, including accounting, legal, and custodial expenses, and any costs related to repositioning of the Acquiring Fund's portfolio after the Reorganization, will be allocated equally between the Acquired Fund and the Acquiring Fund. The Board also noted that the estimated total reorganization costs, including repositioning costs, would be less than $0.01 per share of the combined Funds. The Board considered the Manager's analysis showing that the reduction in annual operating expenses for the Acquired Fund and the Acquiring Fund resulting from the Reorganization is likely to be greater than the expenses of the Reorganization to be borne by the Acquired Fund or Acquiring Fund, as the case may be.
* DILUTION. The Board considered the fact that the Reorganization will not dilute the interests of the current Contract Owners with contract values allocated to subaccounts investing in the Acquired Fund because it would be effected on the basis of the relative net asset value per share of the Acquired Fund and the Acquiring Fund, respectively. Thus, subaccounts holding shares of the Acquired Fund will receive shares of the Acquiring Fund equal in value to their shares in the Acquired Fund.
* PERFORMANCE AND OTHER FACTORS. The Board considered the relative performance records of the Funds. The Board took into account the better overall track record of the Acquiring Fund, when compared to the Acquired Fund, over the past five years, and the greater consistency of the Acquiring Fund's returns compared to those of the Acquired Fund. The Board was aware of the fact that the Acquiring Fund's past performance is no guarantee of its future results and that the Acquiring Fund's past performance under the investment strategies of its current subadviser are not indicative of its future performance under the new investment strategies of its new subadvisers. However, the Board did recognize that the better overall track record of an Acquiring Fund could help attract more assets into the combined Funds and therefore could increase shareholder confidence in the combined Fund. The Board concluded that increased inflows, or reduced outflows, could lead to further economies of scale (see "Economies of Scale" above).
  The Board also considered the fact that the Funds have similar investment objectives and investment strategies. The Reorganization should allow for a concentrated selling effort, thereby potentially benefiting shareholders of the combined Funds. The Board further took into account the Manager's belief that the Acquired Fund, as a stand-alone Fund, was unlikely to experience significant growth in assets as a result of inflows.
* POTENTIAL EFFECTS ON THE MANAGER. The Board also considered the potential benefits from the Reorganization that could be realized by the Manager. The Board recognized that the potential benefits to the Manager consist principally of economies of scale and the elimination of expenses incurred in duplicative efforts to administer separate funds. The Board also noted, however, that shareholders of the Acquired Fund will benefit over time from any decrease in overall operating expense ratios resulting from the proposed Reorganization. The Board noted that the proposed Reorganization would affect the amount of management fees that the Manager retains after payment of the subadvisory fees. The table below assumes that the Reorganization has taken place and gives effect to the additional temporary reduction in management fees payable to Manager. See Table A-2 above for information concerning current management fees for both Funds and the voluntary reductions in management fees that are currently in effect.


                                    16
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

FUND                                                                MANAGEMENT FEE RETAINED AFTER PAYMENT OF SUBADVISORY FEE (1)
Oppenheimer Global Fund (Acquired Fund)                                                        0.28%
Van Kampen Global Franchise Fund (Acquiring Fund)                                              0.22%
   Weighted Average Before Reorganization                                                      0.24%
VAN KAMPEN INTERNATIONAL EQUITY FUND - PRO FORMA WITH ACQUIRED FUND                          0.34% (2)

 (1)Calculations are as of May 31, 2009, using monthly average assets under management for May 2009.
 (2)Calculated using management fee rates and subadvisory fee rates effective October 26, 2009.


The Board did not assign relative weights to the foregoing factors or deem any one or group of them to be controlling in and of themselves.


BOARD DETERMINATIONS
After considering the factors described above and other relevant information at an in-person meeting held on June 10, 2009, the Board of Trustees of the Acquired Fund, including a majority of the independent Board members found that participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of existing Contract Owners with contract values allocated to subaccounts investing in the Acquired Fund would not be diluted as a result of the Reorganization.

The Board of Trustees of the Acquiring Fund approved the Plan at the meeting held on June 10, 2009. Among other factors, the Board members considered the terms of the Plan, the provisions intended to avoid the dilution of Contract Owners' interests, and the anticipated tax consequences of the Reorganization. The Board found that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of existing Contract Owners with contract values allocated to subaccounts investing in the Acquiring Fund will not be diluted as a result of the Reorganization.


RECOMMENDATION AND VOTE REQUIRED
The Board recommends that Contract Owners who are entitled to vote at the meeting approve the proposed Plan. Approval of the Plan requires the affirmative vote, in person or by proxy, of a majority of the voting power of the outstanding shares of the Fund on the record date, July 20, 2009. Each share is entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value per share held by a shareholder on the record date. If the Plan is not approved by the Acquired Fund, the Board will consider what further action should be taken.

If shareholder approval is obtained, the Reorganization is scheduled to be effective on or about October 23, 2009.


                                    17
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

SECTION B - PROXY VOTING AND SHAREHOLDER MEETING INFORMATION
REFERENCE TO THE "FUND" IN THIS SECTION IS A REFERENCE TO THE ACQUIRED FUND.

A special meeting of shareholders of the Acquired Fund will be held as specified in the Notice of Special Meeting that accompanies this proxy statement/prospectus. At the meeting, shareholders (the separate accounts) will vote their shares of the Acquired Fund.

You have the right to instruct Allianz Life and Allianz Life of NY (together, "Allianz") on how to vote the shares of the Acquired Fund held under your Contract. The number of Fund shares for which you may provide instructions will be based on the dollar amount of Fund shares that you own beneficially through the subaccount accumulation units and/or annuity units in your Contract on the record date. Each accumulation unit or annuity unit represents a specified dollar value and a specified number of Fund shares. For each dollar of value, the Contract Owner is permitted to vote one Fund share. We count fractional votes. If you execute and return your voting instruction form, but do not provide voting instructions, Allianz will vote the shares underlying your Contract in favor of the proposal described above. Allianz will vote any shares for which it does not receive a voting instruction form, and any shares which it or its affiliates hold for their own account, in proportionately the same manner as shares for which it has received voting instructions. Allianz will not require voting instructions for a minimum number of shares, and therefore a small number of shareholders could determine the outcome of any proposal.

For the Meeting to proceed, there must be a quorum. This means that at least 25% of the Fund's shares must be represented at the Meeting either in person or by proxy. Because Allianz is the only shareholder of the Fund, its presence at the Meeting in person or by proxy will meet the quorum requirement.

You may revoke your voting instructions up until voting results are announced at the Meeting or at any adjournment of the Meeting by giving written notice to Allianz prior to the Meeting by mail to Allianz Variable Insurance Products Trust, c/o Advisory Management, A3-825, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, by executing and returning to Allianz a voting instruction form with a later date, or by attending the Meeting and voting in person. If you need a new voting instruction form, please call the Fund at 1-800-950-5872 ext. 35857, and a new voting instruction form will be sent to you. If you return an executed form without voting instructions, your shares will be voted "FOR" the proposal.

The Acquired Fund will pay all costs of solicitation, including the cost of preparing and mailing the Notice of a Special Meeting of shareholders and this proxy statement/prospectus to Contract Owners. Representatives of the Manager, without cost to the Fund, also may solicit voting instructions from Contract Owners by means of mail, telephone, or personal calls.


DISSENTERS' RIGHTS OF APPRAISAL. There are no appraisal or dissenters' rights for shareholders of the Acquired Fund. Delaware law does not grant beneficiaries of statutory trusts who dissent from approval of the Reorganization the right to demand an appraisal for their interests and payment of their fair cash value. As a result, shareholders who object to the Reorganization do not have a right to demand a different payment for their shares of beneficial interest.

OTHER MATTERS. Management of the Fund anticipates that an election of Trustees and ratification of the auditors also will be conducted at the Meeting. You will receive a separate proxy statement containing information regarding these other matters if you are eligible to vote on them. Otherwise, management of the Fund knows of no other matters that may properly be, or that are likely to be, brought before the Meeting. However, if any other business shall properly come before the Meeting, the persons named on the voting instruction form intend to vote thereon in accordance with their best judgment.

ADJOURNMENT. In the event that voting instructions received by the time scheduled for the meeting are not sufficient to approve the Reorganization, representatives of Allianz may move for one or more adjournments of the meeting for a period of not more than 120 days in the aggregate to allow further solicitation of voting instructions on the proposals. Any adjournment requires the affirmative vote of a majority of the voting power of the shares present at the meeting. Representatives of Allianz will vote in favor of adjournment. The Acquired Fund will pay the costs of any additional solicitation and of any adjourned meeting. A shareholder vote may be taken on one or more of the items in this proxy statement prior to adjournment if sufficient voting instructions have been received.



                                    18
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

SECTION C - CAPITALIZATION, OWNERSHIP OF FUND SHARES AND OTHER FUND INFORMATION IN THIS SECTION REFERENCE TO THE "FUND" IS A REFERENCE TO THE ACQUIRING FUND AND THE ACQUIRED FUND.

This section contains the following information about the Funds:

TABLE   CONTENT

        (all information is shown for the fiscal year ended December 31, 2008, unless noted otherwise)

C-1 Actual and pro forma capitalization of the Acquired Fund and the Acquiring Fund

C-2     Actual and pro forma ownership of Fund shares




CAPITALIZATION

The following table shows the capitalization of the Funds at December 31, 2008, and on a pro forma basis, assuming the proposed Reorganization had taken place.

TABLE C-1. ACTUAL AND PRO FORMA CAPITALIZATION OF THE ACQUIRED FUNDS AND THE ACQUIRING FUNDS

FUND                                                                 NET ASSETS  NET ASSET VALUE PER SHARE SHARES OUTSTANDING
Oppenheimer Global Fund (Acquired Fund)*                            $97,692,321            $8.20               11,910,120
Van Kampen Global Franchise Fund (Acquiring Fund)                   $207,351,009          $12.77               16,239,080
Adjustments**                                                        -$146,500              --                 -4,270,558
Van Kampen International Equity Fund - Pro Forma with Acquired Fund $304,896,830          $12.77               23,878,642

* The number of Fund shares for which you may provide instructions will be based on the dollar amount of Acquired Fund shares that you own beneficially through the subaccount accumulation units and/or annuity units in your Contract on the record date.


**The adjustment to net assets represents the impact as a result of the estimated Reorganization fees and expenses that will be paid by the Funds, and the adjustment to shares outstanding represents the impact as a result of the shares being issued by the Acquiring Fund to the Acquired Fund shareholders.


                                    19
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

OWNERSHIP OF FUND SHARES

The following table provides information on shareholders who owned more than 5% of each Fund's outstanding shares at the record date. At the record date, officers and directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

TABLE C-2. ACTUAL AND PRO FORMA OWNERSHIP OF FUND SHARES [ADD UPON AMENDMENT]

FUND                                     5% OWNERS            PERCENT OF SHARES         PERCENT OF SHARES HELD FOLLOWING THE
                                                                     HELD                          REORGANIZATION
Oppenheimer Global Fund        Allianz Life Variable Account       [00.00]%                              N/A
                                             B
Van Kampen Global Franchise    Allianz Life Variable Account       [00.00]%                           [00.00]%
Fund                                         B



                                    20
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

EXHIBIT A -AGREEMENT AND PLAN OF REORGANIZATION


THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of June 10, 2009 (the "Agreement") is by and among the Allianz Variable Insurance Products Trust (the "VIP Trust" or the "Selling Trust"), a Delaware statutory trust, on behalf of its series, the AZL Oppenheimer Global Fund (the "Acquired Fund"), and the same statutory trust (in this role, the "Buying Trust") on behalf of its series, the AZL Van Kampen Global Franchise Fund (the "Acquiring Fund").

The following table shows the name of the Acquired Fund and the Acquiring Fund that will be parties to the reorganization.



------------------------------------------------------------------
|       ACQUIRED FUND       |           ACQUIRING FUND           |
------------------------------------------------------------------
|AZL Oppenheimer Global Fund|AZL Van Kampen Global Franchise Fund|
------------------------------------------------------------------


In consideration of their mutual promises, the parties agree as follows:

1. SHAREHOLDER APPROVAL. The Acquired Fund will call a meeting of its shareholders for the purpose of approving the Agreement and the transactions it contemplates. The reorganization between the Acquiring Fund and the Acquired Fund is referred to hereinafter as the "Reorganization." The Acquiring Fund agrees to furnish data and information, as reasonably requested, for the proxy statement to be furnished to shareholders of the Acquired Fund.

2. REORGANIZATION.
   a. Plan of Reorganization. The Reorganization is intended to qualify as a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). At the Closing (as defined below), the Selling Trust will convey all of the assets of the Acquired Fund to the Acquiring Fund. The Acquiring Fund will assume all liabilities of the Acquired Fund. At the Closing, the Buying Trust will deliver shares of the Acquiring Fund, including fractional shares, to the Selling Trust. The number of shares will be determined by dividing the aggregate net asset value of the shares of the Acquired Fund, computed as described in
      Section 3(a), by the net asset value of one share of the Acquiring Fund, computed as described in Section 3(b). The Acquired Fund will not pay a sales charge on the receipt of Acquiring Fund shares in exchange for the assets of the Acquired Fund. In addition, the separate account shareholders of the Acquired Fund will not pay a sales charge on distribution to them of shares of the Acquiring Fund.
   b. Closing and Effective Time of the Reorganization. The Reorganization and all related acts necessary to complete the Reorganization (the "Closing") will occur on the first day on which the New York Stock Exchange (the "NYSE") is open for business following approval of Contract Owners of the Acquired Fund and receipt of all necessary regulatory approvals, or such later date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date of the Closing or at such other time as an authorized officer of the VIP Trust shall determine (the "Effective Time").

3. VALUATION.
   a. The aggregate net asset value of the shares of the Acquired Fund will be computed as of the close of regular trading on the NYSE on the day of Closing (the "Valuation Date") using the valuation procedures in the Acquired Fund's prospectus.
   b. The net asset value per share of shares of the Acquiring Fund will be determined as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures in the Acquiring Fund's prospectus.
   c. At the Closing, the Acquired Fund will provide the Acquiring Fund with a copy of the computation showing the valuation of the aggregate net asset value of the shares of the Acquired Fund on the Valuation Date. The Acquiring Fund will provide the Acquired Fund with a copy of the computation showing the determination of the net asset value per share of shares of the Acquiring Fund on the Valuation Date.



4. LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUND.


                                    A-1
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

   a. As soon as practicable after the Valuation Date, the Selling Trust will liquidate the Acquired Fund and distribute shares of the Acquiring Fund to the Acquired Fund's shareholders of record. The Acquiring Fund will establish shareholder accounts in the names of each Acquired Fund shareholder, representing the respective pro rata number of full and fractional shares of the Acquiring Fund due to each shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Selling Trust. The Acquiring Fund or its transfer agent will establish shareholder accounts in accordance with instructions from the Selling Trust.
   b. Immediately after the Valuation Date, the share transfer books of the Selling Trust relating to the Acquired Fund will be closed and no further transfer of shares will be made.
   c. Promptly after the distribution, the Acquiring Fund or its transfer agent will notify each shareholder of the Acquired Fund of the number of shares distributed to the shareholder and confirm the registration in the shareholder's name.
   d. As promptly as practicable after the liquidation of the Acquired Fund, and in no event later than twelve months from the date of the Closing, the Acquired Fund will be dissolved.

5. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE BUYING TRUST. The Buying Trust represents and warrants to the Acquired Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Buying Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company. The Acquiring Fund is a series of the Buying Trust.
   b. Capitalization. The Buying Trust has authorized capital of an unlimited number of shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquiring Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquiring Fund as of the end of the last fiscal year and the subsequent unaudited semi-annual financial statements, if any (the "Acquiring Fund Financial Statements"), fairly present the financial position of the Acquiring Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Shares to Be Issued upon Reorganization. The shares of beneficial interest to be issued in connection with the Reorganization will be duly authorized and, at the time of the Closing, will be validly issued, fully paid, and non-assessable.
   e. Authority Relative to the Agreement. The Buying Trust has the power to enter into and carry out the obligations described in this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Trustees of the Buying Trust, and no other proceedings by the Buying Trust or the Acquiring Fund are necessary under the Buying Trust's Agreement and Declaration of Trust or By-Laws (the "Governing Documents").
   f. No Violation. The Buying Trust is not in violation of its Governing Documents or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquiring Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquiring Fund.
   g. Liabilities. There are no liabilities of the Acquiring Fund other than:
      (1)liabilities disclosed in the Acquiring Fund Financial Statements,
      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or
      (3)liabilities previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquiring Fund.

   h. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquiring Fund, threatened, that would materially


                                    A-2
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009
      and adversely affect the Acquiring Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   i. Contracts. Except for contracts and agreements previously disclosed to the Selling Trust, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   j. Taxes. The Acquiring Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquiring Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and such returns and reports have been true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquired Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquired Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   k. Registration Statement. The Acquiring Fund will file a registration statement on Form N-14 (the "Registration Statement") with the Securities and Exchange Commission under the Securities Act of 1933 (the "1933 Act") relating to the shares of beneficial interest to be issued in the Reorganization. At the time that the Registration Statement becomes effective, at the time of the Acquired Fund's shareholders' meetings, and at the Closing, the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, none of the representations and warranties in this subsection applies to statements in, or omissions from, the Registration Statement made in reliance on information furnished by the Acquired Fund for use in the Registration Statement.

6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLING TRUST.
   The Selling Trust represents and warrants to the Acquiring Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Selling Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the 1940 Act as an open-end, management investment company. The Acquired Fund is a series of the Selling Trust.
   b. Capitalization. The Selling Trust has authorized capital of an unlimited number shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquired Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquired Fund as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Acquired Fund Financial Statements"), fairly present the financial position of the Acquired Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Authority Relative to the Agreement. The Selling Trust has the power to enter into and to carry out its obligations under this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Selling Trust, the shareholders meetings referred to in Section 6(k) will be called and held, and no other proceedings by the Selling Trust or the Acquired Fund are necessary under the Selling Trust's Governing Documents.
   e. No Violation. The Selling Trust is not in violation of its Agreement and Declaration of Trust or By-Laws (the "Governing Documents") or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquired Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquired Fund.
   f. Liabilities. There are no liabilities of the Acquired Fund other than:
      (1)liabilities disclosed in the Acquired Fund Financial Statements,
      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or


                                    A-3
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

      (3)liabilities previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquired Fund.
   g. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquired Fund, threatened, that would materially and adversely affect the Acquired Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and the Acquired Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   h. Contracts. Except for contracts and agreements previously disclosed to the Buying Trust, the Acquired Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   i. Taxes. The Acquired Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquired Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and all such returns and reports are true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquiring Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquiring Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   j. Fund Securities. All securities listed in the schedules of investments of the Acquired Fund as of the Closing will be owned by the Acquired Fund free and clear of any encumbrances, except as indicated in the schedule.
   k. Shareholders' Meetings; Registration Statement. The Acquired Fund will call and hold a shareholders' meeting at which its shareholders will consider and act upon the transactions contemplated by this Agreement. The Acquired Fund will cooperate with the Acquiring Fund and will furnish information relating to the Selling Trust and the Acquired Fund required in the Registration Statement. At the time that the Registration Statement becomes effective, at the time of the shareholders' meeting, and at the Closing, the Registration Statement, as it relates to the Selling Trust or the Acquired Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, the representations and warranties in this subsection apply only to statements in or omissions from the Registration Statement made in reliance upon information furnished by the Selling Trust or the Acquired Fund for use in the Registration Statement.

7. CONDITIONS TO OBLIGATIONS OF THE BUYING TRUST. The obligations of the Buying Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of the Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Selling Trust and the Acquired Fund will have complied with this Agreement, and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Selling Trust will provide a certificate to the Acquiring Fund confirming that, as of the Closing, the representations and warranties set forth in Section 6 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquired Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Selling Trust, and delivered to the Acquiring Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquired Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective, and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.
   d. Opinion of Counsel. The Buying Trust will have received an opinion of counsel for the Selling Trust, dated as of the Closing, to the effect that
      (i) the Selling Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquired Fund is a series of the Selling Trust; (iii) this Agreement and the


                                    A-4
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

      Reorganization have been duly authorized and approved by all requisite action of the Selling Trust and the Acquired Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Selling Trust.
   e. Declaration of Dividend. The Acquired Fund, prior to the Closing, will have declared a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund's investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund's investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) and (iii) all of the Acquired Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for the current taxable year (which will end on the Closing date) and any preceding taxable years for which such a dividend is eligible to be made under Section 855 of the Code.

8. CONDITIONS TO OBLIGATIONS OF THE SELLING TRUST. The obligations of the Selling Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Acquiring Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Buying Trust will provide a certificate to the Acquired Fund confirming that, as of the Closing, the representations and warranties set forth in Section 5 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquiring Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Buying Trust, and delivered to the Acquired Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquiring Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.
   d. Opinion of Counsel. The Selling Trust will have received the opinion of counsel for the Buying Trust, dated as of the Closing, to the effect that
      (i) the Buying Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquiring Fund is a series of the Buying Trust; (iii) this Agreement and the Reorganization have been authorized and approved by all requisite action of the Buying Trust and the Acquiring Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Buying Trust; and (iv) the shares to be issued in the Reorganization are duly authorized and upon issuance in accordance with this Agreement will be validly issued, fully paid, and non-assessable shares of the Acquiring Fund.

9. FURTHER CONDITIONS TO THE OBLIGATIONS OF THE BUYING TRUST AND THE SELLING TRUST. As a further condition to the obligations of the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund hereunder, the VIP Trust, on behalf of both the Acquired Fund and the Acquiring Fund, shall have received the opinion of Dorsey & Whitney LLP addressed to the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund, dated as of the date of the Closing, and based in part on representations to be furnished by the VIP Trust on behalf of the Acquired Fund and the Acquiring Fund, substantially to the effect that:
   a. The Reorganization will constitute a reorganization within the meaning of
      Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund each will qualify as a party to the reorganization within the meaning of Section 368(b) of the Code.
   b. Acquired Fund shareholders will recognize no income, gain, or loss upon receipt, pursuant to the Reorganization, of the Acquiring Fund Shares. Acquired Fund shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of the Acquired Fund which are distributed by the Acquired Fund prior to the Closing.


                                    A-5
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

   c. The tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be equal to the tax basis of the Acquired Fund Shares exchanged therefor.
   d. The holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will include the period during which the Acquired Fund Shareholder held the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shares were held as a capital asset at the Effective Time.
   e. The Acquired Fund will recognize no income, gain or loss by reason of the Reorganization.
   f. The Acquiring Fund will recognize no income, gain or loss by reason of the Reorganization.
   g. The tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Acquired Fund as of the Effective Time.
   h. The holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the Acquired Fund.
   i. The Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Acquired Fund as of the Effective Time.
10.AMENDMENT; TERMINATION; NON-SURVIVAL OF COVENANTS, WARRANTIES AND
   REPRESENTATIONS.
   a. This Agreement may be amended in writing if authorized by the Board of Trustees. The Agreement may be amended at any time before or after approval by the shareholders of the Acquired Fund, but after shareholder approval, no amendment shall be made that substantially changes the terms of Sections 2 or 3.
   b. At any time prior to the Closing, any of the parties may waive in writing
      (i) any inaccuracies in the representations and warranties made to it and
      (ii) compliance with any of the covenants or conditions made for its benefit. However, neither party may waive the requirement to obtain shareholder approval or the requirement to obtain a tax opinion.
   c. The Selling Trust may terminate this Agreement at any time prior to the Closing by notice to the Buying Trust if a material condition to its performance or a material covenant of the Buying Trust on behalf of the Acquiring Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Buying Trust on behalf of the Acquiring Fund and is not cured.
   d. The Buying Trust may terminate this Agreement at any time prior to the Closing by notice to the Selling Trust if a material condition to its performance or a material covenant of the Selling Trust on behalf of the Acquired Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Selling Trust on behalf of the Acquired Fund and is not cured.
   e. This Agreement may be terminated by any party at any time prior to the Closing, whether before or after approval by the shareholders of the Acquired Fund, without any liability on the part of either party or its respective trustees, officers, or shareholders, on written notice to the other party, and shall be terminated without liability as of the close of business on December 31, 2009, or a later date agreed upon by the parties, if the Closing has not taken place on or prior to that date.
   f. The representations, warranties, and covenants contained in this Agreement, or in any document delivered in connection with this Agreement, will survive the Reorganization.

11.EXPENSES. All fees paid to governmental authorities for the registration or qualification of the Acquiring Fund Shares and all transfer agency costs related to the shares of the Acquiring Fund Shares shall be allocated to the Acquiring Fund. All fees and expenses related to printing and mailing communications to shareholders and beneficial owners of shares of the Acquired Fund shall be allocated to the Acquired Fund. All of the other expenses of the transactions required for the Reorganization, including without limitation, accounting, legal, and custodial expenses, shall be allocated equally between the Acquired Fund and the Acquiring Fund. The expenses specified in this Section shall be borne by the Fund to which they are allocated.

12. GENERAL.
   a. Headings. The headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement. Nothing in this Agreement is intended to confer upon any other person any rights or remedies by reason of this Agreement.
   b. Governing Law. This Agreement will be governed by the laws of the state of Minnesota.

13. INDEMNIFICATION. Each party will indemnify and hold the other and its officers and trustees (each an "Indemnitee") harmless from and against any liability or other cost and expense, in connection with the defense or disposition of any action, suit, or other proceeding, before any court or


                                    A-6
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009
   administrative or investigative body in which the Indemnitee may be involved as a party, with respect to actions taken under this Agreement. However, no Indemnitee will be indemnified against any liability or expense arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Indemnitee's position.




IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

on behalf of AZL Oppenheimer Global Fund



By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President



ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

on behalf of AZL Van Kampen Global Franchise Fund



By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President





                                      A-7
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

                   ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                  AZL[R] Oppenheimer International Growth Fund

                            5701 Golden Hills Drive
                           Minneapolis, MN 55416-1297

Dear Allianz Life and Allianz Life of New York Variable Annuity or Variable Life Insurance Contract Owner:

The Board of Trustees of the AZL Oppenheimer International Growth Fund (the "Acquired Fund"), which is a series of the Allianz Variable Insurance Products Trust (the "VIP Trust"), is pleased to submit a proposal to reorganize the Acquired Fund into the AZL AIM International Equity Fund (the "Acquiring Fund"), which is another series of the VIP Trust.

As the owner of a variable annuity or variable life insurance contract issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York, you beneficially own shares of the Acquired Fund. Accordingly, we ask that you indicate whether you approve or disapprove of the proposed reorganization by submitting instructions on how to vote your beneficial shares by phone, internet, or mail.

The proposed reorganization is being undertaken for several reasons, including providing further economies of scale.

THE BOARD OF TRUSTEES OF THE VIP TRUST BELIEVES THAT THE TRANSACTION IS IN THE BEST INTERESTS OF THE ACQUIRED FUND AND ITS SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL.

 The Board considered various factors in reviewing the proposed reorganization on behalf of the Acquired Fund's shareholders, including, but not limited to, the following:
   * The continuity of investments between the Acquired Fund and the Acquiring Fund.
   * The expectation that the reorganization will achieve greater economies of scale.
   * Historical performance of the Funds.
   * The expectation that the reorganization will be tax-free.

If the proposal is approved, the Acquiring Fund will acquire all of the assets of the Acquired Fund in exchange for newly issued shares of the Acquiring Fund. These Acquiring Fund shares in turn will be distributed proportionately to the Acquired Fund's shareholders in complete liquidation of the Acquired Fund. In order to accomplish the proposed reorganization, the Board of Trustees of the Acquired Fund submits for your approval an Agreement and Plan of Reorganization.

Whether or not you plan to attend the meeting, please review the enclosed voting instruction form. You may submit your instructions on voting the shares that you beneficially own by phone, internet, or mail. Following this letter is a Q&A summarizing the reorganization and information on how to vote your shares. Please read the entire proxy statement/prospectus carefully before you vote.

Thank you for your prompt attention to this important matter.

                                       Sincerely,

                                       Jeffrey W. Kletti
                                       President

                   ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                         PROXY STATEMENT/PROSPECTUS Q&A



HERE IS A BRIEF OVERVIEW OF THE CHANGES BEING RECOMMENDED FOR THE AZL OPPENHEIMER INTERNATIONAL GROWTH FUND. WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT/PROSPECTUS.

Q: WHY IS THE REORGANIZATION BEING PROPOSED?
   The reorganization is being proposed in an effort to provide economies of scale for one of the funds available to owners of variable annuity and variable life insurance contracts issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York.

   Your Board of Trustees has determined that the reorganization is in the best interests of the Acquired Fund's shareholders and recommends that you vote FOR the reorganization.

Q: WILL THE EXPENSES OF THE FUND IN WHICH I PARTICIPATE INCREASE AS A RESULT OF
   THE REORGANIZATION?
   Taking into account the investment adviser's voluntary reduction of the management fee in connection with this reorganization, as discussed in the enclosed proxy statement/prospectus, as well as economies of scale expected to be realized by the combined fund, the total expense ratio for the Acquiring Fund following the reorganization is expected to be roughly the same as, or slightly less than, the total expense ratio of the Acquired Fund. Because the investment adviser reserves the right to end the voluntary fee reduction at any time, and because expected economies of scale might not materialize, there is no guarantee that actual total operating expenses of the Acquiring Fund will decline following the reorganization.

Q: WHO IS PAYING THE COSTS OF THE SHAREHOLDER MEETING AND THIS PROXY
   SOLICITATION?
   Contract owners who were beneficial owners of shares of the Acquired Fund on the record date will bear these costs.

Q: WILL I INCUR TAXES AS A RESULT OF THE REORGANIZATION?
   No. The reorganization is not expected to be a taxable event for contract owners. Please see the Tax Consequences discussion in the enclosed proxy statement/prospectus for additional information.

Q: IF APPROVED, WHEN WILL THE REORGANIZATION HAPPEN?
   If shareholders approve the reorganization, it will take place shortly after the shareholder meeting.

Q: IS THERE ANYTHING I NEED TO DO TO CONVERT MY SHARES?
   No. Upon shareholder approval of the reorganization, the Acquired Fund shares that serve as a funding vehicle for benefits under your variable annuity or variable life contract automatically will be exchanged for shares of the Acquiring Fund. The total value of the Acquiring Fund shares that a shareholder receives in the reorganization will be the same as the total value of the Acquired Fund shares held by the shareholder immediately before the reorganization.

Q: HOW DOES THE BOARD RECOMMEND THAT I VOTE?
   After careful consideration, the Board recommends that you vote FOR the reorganization.

Q: HOW AND WHEN DO I VOTE?
   You can vote in one of four ways:
   - By mail with the enclosed voting instruction form
   - By telephone
   - By web site
   - In person at the meeting

   Please refer to the enclosed voting instruction form for the telephone number and internet address. Please vote as soon as possible by following the instructions on the voting instruction form.

Q: WHOM SHOULD I CALL IF I HAVE QUESTIONS?
   If you have questions about any of the proposals described in the proxy statement or about voting procedures, please call toll free at 1-800-950-5872 ext. 37952.

                   ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                            5701 GOLDEN HILLS DRIVE
                       MINNEAPOLIS, MINNESOTA 55416-1297

                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 21, 2009



          AZL[R] OPPENHEIMER INTERNATIONAL GROWTH FUND


A special meeting of the shareholders of the AZL Oppenheimer International Growth Fund (the "Acquired Fund") will be held at 10:00 a.m. on October 21, 2009, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Golden Valley, Minnesota. At the meeting, shareholders will consider the following proposals:

- To approve an Agreement and Plan of Reorganization (the "Plan") between the AZL Oppenheimer International Growth Fund, which is a series of the Allianz Variable Insurance Products Trust (the "VIP Trust"), and the AZL AIM International Equity Fund (the "Acquiring Fund"), which is another series of the VIP Trust. Under the Plan, the Acquiring Fund would acquire all of the assets and assume all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund, which would be distributed proportionately to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, and the assumption of the Acquired Fund's liabilities; and
- Such other business as may properly come before the meeting, or any adjournment of the meeting.

The Acquired Fund issues and sells its shares to certain separate accounts of Allianz Life Insurance Company of North America ("Allianz Life") and Allianz Life Insurance Company of New York ("Allianz Life of NY"). The separate accounts hold shares of mutual funds, including the Acquired Fund, which serve as a funding vehicle for benefits under variable annuity and variable life insurance contracts issued by Allianz Life and Allianz Life of NY. As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY are the sole shareholders of the Acquired Fund and are entitled to vote all of the shares of the Acquired Fund. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Acquired Fund in accordance with instructions given by the owners of variable annuity and variable life insurance contracts for which the Fund serves as a funding vehicle. This Notice is being delivered to owners of variable annuity and variable life insurance contracts who, by virtue of their ownership of the contracts, beneficially owned shares of the Acquired Fund on the record date, so that they may instruct Allianz Life and Allianz Life of NY how to vote the shares of the Acquired Fund underlying their contracts.

Shareholders of record at the close of business on July 20, 2009, are entitled to vote at the meeting.



                                        By order of the Board of Directors

                                        Michael J. Radmer, Secretary

August 7, 2009



                       YOU CAN VOTE QUICKLY AND EASILY.

    PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION FORM.

                 PROXY STATEMENT/PROSPECTUS  -  AUGUST 7, 2009

                       ACQUIRED FUND                                          ACQUIRING FUND
AZL[R] Oppenheimer International Growth Fund AZL[R] AIM International Equity Fund
         ("Oppenheimer International Growth Fund")                   ("AIM International Equity Fund")

This proxy statement/prospectus describes a proposed Agreement and Plan of Reorganization (the "Plan") pursuant to which the outstanding shares of the Oppenheimer International Growth Fund, which currently serves as a funding vehicle for your variable annuity or variable life insurance contract, (the "Acquired Fund") would be exchanged for shares of the AIM International Equity Fund (the "Acquiring Fund"). Both the Acquiring Fund and the Acquired Fund (each a "Fund" and together the "Funds") are series of the Allianz Variable Insurance Products Trust (the "VIP Trust"). The address of the Funds is 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. The phone number of the Funds is 877-833-7113.


         THE BOARD OF TRUSTEES OF THE VIP TRUST UNANIMOUSLY RECOMMENDS
                             APPROVAL OF THE PLAN.

THESE SECURITIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR AN AFFILIATE OF ANY BANK, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER AGENCY OF THE UNITED STATES, OR ANY BANK OR AN AFFILIATE OF ANY BANK; AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF VALUE.

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the "1940 Act") and files reports, proxy materials, and other information with the SEC (Investment Company Act file no. 811-09491). These reports, proxy materials, and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request e-mailed to publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed on-line or downloaded from the SEC's Web site at http://www.sec.gov.

You should retain this proxy statement/prospectus for future reference. It sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. Additional information is set forth in the Statement of Additional Information, dated the same date as this proxy statement/prospectus, relating to this proxy statement/prospectus. A current prospectus for the Acquiring Fund, which gives a detailed description of the Acquiring Fund's policies, strategies, and restrictions, accompanies this proxy statement/prospectus.

This proxy statement/prospectus was first mailed to Contract Owners on or about August 7, 2009.

WHERE TO GET MORE INFORMATION

FUND REPORTS:               THE ACQUIRING FUND:      THE ACQUIRED FUND:
Prospectus dated April 27,  Accompanying, and          Incorporated by reference
2009.                       incorporated by            into this proxy statement
                            reference into, this       /prospectus. For a copy
                            proxy                      at no charge, call toll
                            statement/prospectus.      free 877-833-7113 or
Annual report for the       For a complete copy at     write to the address
period ended December 31,   no charge, call toll-      given below this table.
2008; and semi-annual       free 877-833-7113 or
report for the period ended write to the address
June 30, 2008.              given below this table.

                                       1
       The Allianz Variable Insurance Products Trust - Proxy
              Statement/Prospectus - August 7, 2009

THIS PROXY STATEMENT/PROSPECTUS:

Statement of Additional Information  Incorporated by reference into this proxy statement/prospectus. For a copy at no charge, call
dated the same date as this proxy    toll-free 1-800-624-0197 or write to Allianz VIP Trust, Advisory Management, A 3-
statement/prospectus. This document  825, 5701 Golden Hills Drive, Minneapolis, MN 55416.
contains information about both the
Acquired Fund and the Acquiring
Fund.
To ask questions about this proxy    Call toll free 1-800-950-5872 ext. 37952 or write to: Allianz VIP Trust, Advisory Management,
statement/prospectus.                A3-825, 5701 Golden Hills Drive, Minneapolis, MN 55416.

ADDRESS: Allianz Variable Insurance Products Trust, 5701 Golden Hills Drive, Minneapolis, MN 55416.


ABOUT THE ACQUIRED AND ACQUIRING FUNDS

The Acquired Fund issues and sells its shares to separate accounts of Allianz Life Insurance Company of North America ("Allianz Life") and Allianz Life Insurance Company of New York ("Allianz Life of NY"). These separate accounts hold shares of mutual funds, including the Acquired Fund, which serve as funding vehicles for benefits under variable annuity and variable life insurance contracts issued by Allianz Life and Allianz Life of NY (the "Contracts"). Each separate account has subaccounts that invest in the Acquired Fund and certain other mutual funds. Owners of the Contracts ("Contract Owners") allocate the value of their Contracts among these subaccounts. As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY are the sole shareholders of the Acquired Fund and are entitled to vote all of the shares of each Acquired Fund. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Acquired Fund in accordance with instructions given by the Contract Owners who are eligible to vote at the meeting.

Both the Acquired Fund and the Acquiring Fund are open-end management investment companies. If the Plan is approved, the shares of the Acquiring Fund will be distributed proportionately by the Acquired Fund to the holders of its shares in complete liquidation of the Acquired Fund. As a result of the Plan, each Acquired Fund shareholder would become the owner of Acquiring Fund shares having a total net asset value equal to the total net asset value of that shareholder's holdings in the Acquired Fund.

The following information summarizes the proposed reorganization of the Acquired Fund into the Acquiring Fund (the "Reorganization").


HOW THE REORGANIZATION WILL WORK

* The Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Fund's liabilities.
* The Acquiring Fund will issue shares of beneficial interest to the Acquired Fund in an amount equal to the value of the assets that it receives from the Acquired Fund, less the liabilities it assumes. These shares will be distributed to the Acquired Fund's shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. The value of your interest in the subaccount investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccount that was invested in the Acquired Fund immediately before the Reorganization. You will not pay any sales charge in connection with this distribution of shares. If you already have an Acquiring Fund account, shares distributed in the Reorganization will be added to that account. As a result, when average cost is calculated for income tax purposes, the cost of the shares in the two accounts you owned will be combined.


FUND INVESTMENT OBJECTIVES

The following table presents the investment objectives for each of the Funds.

            ACQUIRED FUND                  INVESTMENT OBJECTIVE             ACQUIRING FUND            INVESTMENT OBJECTIVE
OPPENHEIMER INTERNATIONAL GROWTH FUND Long-term capital appreciation AIM INTERNATIONAL EQUITY FUND Long-term growth of capital

                                       2
       The Allianz Variable Insurance Products Trust - Proxy
              Statement/Prospectus - August 7, 2009

                               TABLE OF CONTENTS

SECTION A -- Proposal.......................................................4
  PROPOSAL: Approve or Reject the Agreement and Plan of Reorganization......4
    SUMMARY.................................................................4
      How the Reorganization Will Work......................................4
      Comparison of the Acquired Fund and the Acquiring Fund................5
      Comparison of Investment Objectives...................................5
      Comparison of Investment Strategies...................................5
      Comparison of Investment Policies.....................................7
      Risk Factors..........................................................7
      Performance...........................................................10
      Tax Consequences......................................................12
  FEES AND EXPENSES.........................................................13
  THE REORGANIZATION........................................................14
    Terms of the Reorganization.............................................14
    Conditions to Closing the Reorganization................................14
    Termination of the Plan.................................................15
    Tax Status of the Reorganization........................................15
    Reasons for the Proposed Reorganization and Board Deliberations.........15
    Boards' Determinations..................................................17
    Recommendation and Vote Required........................................17
SECTION B - Proxy Voting and Shareholder Meeting Information................18
SECTION C - Capitalization, Ownership of Fund Shares and Other Fund
    Information.............................................................19
EXHIBIT A - Agreement and Plan of Reorganization...........................A-1

The prospectus for the Acquiring Fund accompanies this proxy statement/prospectus.


                                       3
       The Allianz Variable Insurance Products Trust - Proxy
              Statement/Prospectus - August 7, 2009

SECTION A -- PROPOSAL

PROPOSAL: APPROVE OR REJECT THE AGREEMENT AND PLAN OF REORGANIZATION


SUMMARY
This proxy statement/prospectus is being used by the Acquired Fund to solicit voting instructions for a proposal to approve the Plan providing for the Reorganization of the Acquired Fund into the Acquiring Fund. A form of the Plan is included as Exhibit A.

The following is a summary. More complete information appears later in this proxy statement/prospectus. You should read the entire proxy statement/prospectus, exhibits and accompanying materials because they contain details that are not in this summary.


HOW THE REORGANIZATION WILL WORK
The following table shows the names of the Acquired Fund and the Acquiring Fund into which it will be merged.

---------------------------------------------------------------------
|            ACQUIRED FUND            |       ACQUIRING FUND        |
---------------------------------------------------------------------
|Oppenheimer International Growth Fund|AIM International Equity Fund|
---------------------------------------------------------------------

* The Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Fund's liabilities.
* The Acquiring Fund will issue shares of beneficial interest in an amount equal to the value of the assets that it receives from the Acquired Fund, less the liabilities it assumes. These shares will be distributed to the Acquired Fund's shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. The value of your interest in the subaccount investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccount that was invested in the Acquired Fund immediately before the Reorganization.
* As part of the Reorganization, systematic transactions (such as bank authorizations and systematic payouts) currently set up for your Acquired Fund account will be transferred to your new Acquiring Fund account. If you do not want your systematic transactions to continue, please contact your financial representative to make changes.
* Neither the Acquired Fund nor the Contract Owners whose contract values are allocated to subaccounts investing in the Acquired Fund will pay any sales charge in connection with the Reorganization.
* After the Reorganization has been completed, contract values that were allocated to subaccounts investing in the Acquired Fund will be allocated to subaccounts investing in the Acquiring Fund. The Acquired Fund will be terminated.



                                       4
       The Allianz Variable Insurance Products Trust - Proxy
              Statement/Prospectus - August 7, 2009

COMPARISON OF THE ACQUIRED FUND AND THE ACQUIRING FUND
Both the Acquired Fund and the Acquiring Fund:
* Are outstanding series of an open-end management investment company organized as a Delaware statutory trust.
* Have Allianz Investment Management LLC (the "Manager") as their investment adviser.
* Have the same policies for buying and selling shares and the same exchange rights.
* Have the same distribution policies.
* Are available only to Contract Owners who allocate contract value to a subaccount that invests in the Funds.


COMPARISON OF INVESTMENT OBJECTIVES
The following table presents the investment objectives for the Funds.

            ACQUIRED FUND                  INVESTMENT OBJECTIVE             ACQUIRING FUND            INVESTMENT OBJECTIVE
OPPENHEIMER INTERNATIONAL GROWTH FUND Long-term capital appreciation AIM INTERNATIONAL EQUITY FUND Long-term growth of capital

COMPARISON OF INVESTMENT STRATEGIES
Both Funds are international equity funds with a focus on growth, although both Funds may invest a portion of their assets in other securities. The Acquired Fund is subadvised by OppenheimerFunds, Inc., and the Acquiring Fund is subadvised by Invesco Aim Capital Management, Inc.

Detailed strategies for the Acquired Fund and the Acquiring Fund are set forth below:

OPPENHEIMER INTERNATIONAL GROWTH FUND (ACQUIRED FUND)

The Fund emphasizes investments in common stocks of foreign companies. It currently invests mainly in common stocks of growth companies that are domiciled outside the U.S. or have their primary operations outside the U.S. The Fund does not limit its investments to issuers within a specific market capitalization range. At times the Fund may invest a substantial portion of its assets in a particular capitalization range. For example, the Fund currently invests a substantial portion of its assets in stocks issued by small- to mid-sized companies.

The Fund can invest in emerging markets as well as developed markets throughout the world, although it may place greater emphasis on investing in one or more particular regions from time to time, such as Asia, Europe or Latin America. It can invest 100% of its assets in foreign securities. Under normal market conditions:

   o As a fundamental policy, the Fund will invest at least 65% of its total assets in foreign common and preferred stock of issuers in at least three different countries outside the U.S.

   o The Fund will emphasize investments in common stocks of issuers that the Manager considers to be "growth" companies.

The Fund may buy securities convertible into common stock and other securities having equity features. The Fund also can use hedging instruments and certain derivative investments to seek capital appreciation or to try to manage investment risks.

In selecting securities for the Fund, the subadviser (OppenheimerFunds, Inc.) evaluates investment opportunities on a company-by-company basis. The subadviser looks primarily for foreign companies with high growth potential using a "bottom up" investment approach that is, looking at the investment performance of individual stocks before considering the impact of general or industry economic trends. This approach includes fundamental analysis of a company's financial statements and management structure and analysis of the company's operations and product development, as well as the industry of which the issuer is part.

In seeking diversification of the Fund's portfolio, the subadviser currently focuses on the factors below, which may vary in particular cases and may change over time. The subadviser currently searches for:

   o Companies that enjoy a strong competitive position and high demand for their products or services.

   o  Companies with accelerating earnings growth and cash flow.


                                       5
       The Allianz Variable Insurance Products Trust - Proxy
              Statement/Prospectus - August 7, 2009

   o Diversification to help reduce risks of foreign investing, such as currency fluctuations and stock market volatility.

In applying these and other selection criteria, the subadviser considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from global trends. The trends currently considered include telecommunications/media expansion, emerging consumer markets, infrastructure development, natural resources, corporate restructuring, capital market development, health care and biotechnology, and efficiency enhancing technologies and services. The subadviser does not invest a fixed amount of the Fund's assets according to these trends and this strategy and the trends that are considered may change over time. The subadviser monitors individual issuers for changes in the factors above and these changes may trigger a decision to sell a security.

For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

AIM INTERNATIONAL EQUITY FUND (ACQUIRING FUND)

The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in a diversified portfolio of international equity securities whose issuers are considered by the Fund's subadviser (Invesco Aim Capital Management, Inc.) to have strong earnings momentum. The Fund invests in marketable equity securities of foreign companies that are listed on a recognized foreign or U.S. securities exchange or traded in a foreign or U.S. over-the-counter market. The Fund will normally invest in companies located in at least four countries outside of the United States, emphasizing investment in companies in the developed countries of Western Europe and the Pacific Basin.

At the present time, the Fund's subadviser intends to invest no more than 20% of the Fund's total assets in foreign companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The Fund may invest up to 20% of its total assets in securities exchangeable for or convertible into marketable equity securities of foreign issuers. The Fund may also invest up to 20% of its total assets in high-grade short-term securities and debt securities, including U.S. Government obligations, investment grade corporate bonds, or taxable municipal securities, whether denominated in U.S. dollars or foreign currencies.

The subadviser employs a disciplined investment strategy that emphasizes fundamental research, supported by quantitative analysis and portfolio construction techniques. The strategy primarily focuses on identifying quality companies that have experienced, or exhibit the potential for, accelerating or above average earnings growth but whose prices do not fully reflect these attributes. Investments for the portfolio are selected "bottom-up" on a stock-by-stock basis. The focus is on the strengths of individual companies, rather than sector or country trends. The subadviser may consider selling a security for several reasons, including when (1) its fundamentals deteriorate or it posts disappointing earnings, (2) its stock price appears to be overvalued, or (3) a more attractive opportunity is identified.

For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.


COMPARISON OF INVESTMENT POLICIES
If shareholders of the Acquired Fund approve the Reorganization, they will be subject to the investment policies of the Acquiring Fund. Other than as described herein, the Manager does not believe that the differences between the investment policies result in any material difference in the way the Funds are managed.

Both of the Funds are international equity funds with a focus on growth and have substantially similar investment policies. Both Funds seek as an investment objective to provide long-term capital growth, and both Funds invest primarily in foreign equity securities but may invest in other securities. The Acquired Fund, as a fundamental policy, will invest at least 65% of its total assets in foreign common and preferred stock of issuers in at least three different countries outside the U.S. The Acquiring Fund will normally invest in companies located in at least four countries outside of the United States, but this is not a fundamental policy and it may be changed at any time. Both Funds may invest in both developed and developing (or emerging) markets; however, while the Acquiring Fund's subadviser intends to invest no more than 20% of the Fund's total assets in developing markets, the Acquired Fund has no such policy.



                                       6
       The Allianz Variable Insurance Products Trust - Proxy
              Statement/Prospectus - August 7, 2009

RISK FACTORS
The principal investment strategies of both Funds are generally comparable. Accordingly, both Funds also have principal investment risks that are generally comparable. Depending upon its assessment of changing market conditions, the subadviser of each Fund may emphasize particular asset classes or particular investments at any given time, which may change the risks associated with the Fund. The fact that a risk is not identified as a principal risk for a particular Fund does not mean that the Fund may not be subject to that risk. For example, a Fund may be permitted to invest in derivatives, but may do so infrequently or ordinarily to such a limited extent that the risk associated with investing in derivatives may not be a principal risk of that Fund. The Statement of Additional Information for the Acquiring Fund, which is incorporated by reference in this proxy statement/prospectus, contains detailed information on the Acquiring Fund's permitted investments and investment restrictions.

The principal risks of investing in the Acquired Fund and the Acquiring Fund are comparable and are shown in the tables below. A discussion of each of the various principal risks follows the tables.

RISK                        OPPENHEIMER INTERNATIONAL GROWTH FUND (ACQUIRED FUND) AIM INTERNATIONAL EQUITY FUND(ACQUIRING FUND)
Market Risk                                           X                                                 X
Issuer Risk                                           X                                                 X
Selection Risk                                        X                                                 X
Growth Stocks Risk                                    X                                                 X
Capitalization Risk                                   X
Foreign Risk                                          X                                                 X
Currency Risk                                         X                                                 X
Emerging Markets Risk                                 X                                                 X
Interest Rate Risk                                                                                      X
Derivatives Risk                                      X
Convertible Securities Risk                           X                                                 X
Liquidity Risk                                        X


* MARKET RISK: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. The value of the Fund's portfolio may fluctuate to a greater or lesser degree than fluctuations of the general stock market. For those Funds that invest in stocks of foreign companies, the value of the Fund's portfolio will be affected by changes in foreign stock markets and the special economic and other factors that might primarily affect stock markets in particular foreign countries and regions. Equity securities generally have greater price volatility than fixed income securities.
* ISSUER RISK: The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's products or services.
* SELECTION RISK: The Fund is an actively managed investment portfolio. The portfolio manager(s) make investment decisions for the Fund's assets. The investment approach of some Funds emphasizes buying and holding securities, even through adverse markets, while the investment approach of other Funds emphasizes frequent trading in order to take advantage of short-term market movements. However, there can be no guarantee they will produce the desired results and poor security selection may cause the Fund to underperform its benchmark index or other funds with similar investment objectives.


                                       7
       The Allianz Variable Insurance Products Trust - Proxy
              Statement/Prospectus - August 7, 2009

* GROWTH STOCKS RISK: The returns on growth stocks may or may not move in tandem with the returns on other categories of stocks, or the stock market as a whole. Growth stocks may be particularly susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments. Further, growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more sensitive to market, political, regulatory and economic factors affecting those sectors.
* CAPITALIZATION RISK: To the extent the Fund invests significantly in small and/or mid-capitalization companies, it may have capitalization risk. These companies may present additional risk because they have less predictable earnings or no earnings, more volatile share prices and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the price of smaller companies' securities and the Fund's ability to sell them when the portfolio manager deems it appropriate. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. The value of some of the Fund's investments will rise and fall based on investor perception rather than economic factors.
* FOREIGN RISK: Because the Fund invests in securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country, including the risk of nationalization, expropriation or confiscatory taxation. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

* CURRENCY RISK: Funds that invest in securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational authorities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund's investments with exposure to foreign currency fluctuations may decline in value (in terms of the U.S. dollar) and reduce the returns of the Fund.

* EMERGING MARKETS RISK: In addition to the risks described under "Foreign Risk", issuers in emerging markets may present greater risk than investing in foreign issuers generally. Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.
* INTEREST RATE RISK: Interest rate risk is the chance that the value of the bonds the Fund holds will decline due to rising interest rates. When interest rates rise, the price of most bonds goes down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.
* DERIVATIVES RISK: The Acquired Fund may invest in derivatives. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and management risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly


                                       8
       The Allianz Variable Insurance Products Trust - Proxy
              Statement/Prospectus - August 7, 2009
   with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, any Fund that invests derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument (for example, forward contracts and futures that are required to "cash settle") are not covered through ownership of the underlying security, financial instrument, or currency.
* CONVERTIBLE SECURITIES RISK: The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise, and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.
* LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell. Investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Restricted securities may be subject to liquidity risk because they may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. Funds with principal investment strategies that involve restricted securities, foreign securities, derivatives, companies with small market capitalization or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.


                                       9
       The Allianz Variable Insurance Products Trust - Proxy
              Statement/Prospectus - August 7, 2009

PERFORMANCE
Performance information for the Funds is shown below.

The following bar charts and tables provide an indication of the risks of an investment in the Funds by showing changes in their performance from year to year and by showing how the Funds' average annual returns for one year, five years and since inception (as applicable) compare with those of a broad measure of market performance.

Both the bar charts and the tables assume reinvestment of dividends and distributions, and reflect fee waivers. Without fee waivers, the Funds' performance would have been lower.

The performance of the Funds will vary from year to year. The Funds' performance does not reflect the cost of insurance and separate account charges which are imposed under your Contract. If they were included, performance would be reduced. Past performance does not indicate how the Funds will perform in the future.


OPPENHEIMER INTERNATIONAL GROWTH FUND (ACQUIRED FUND)


[BAR CHART GRAPHIC - 2002: -13.90%, 2003: 33.77%, 2004: 14.48%, 2005: 14.18%,
                     2006: 28.98%, 2007: 12.29%, 2008: -44.14%]



 HIGHEST AND LOWEST QUARTER RETURNS (FOR PERIODS SHOWN IN THE BAR CHART) Highest (Q2, 2003) 18.39%
 Lowest (Q4, 2008)  -21.86%

AVERAGE ANNUAL TOTAL RETURNS

                                         INCEPTION   ONE YEAR ENDED DECEMBER 31,     FIVE YEARS ENDED DECEMBER 31,   SINCE INCEPTION
                                                                2008                             2008
AZL Oppenheimer International Growth     11/5/2001             -44.14%                           1.12%                    3.15%
Fund
MSCI EAFE Index                                                -43.38%                           1.66%                    3.61%

The Fund's performance is compared to the Morgan Stanley Capital International, Europe, Australasia and Far East (MSCI EAFE) Index, an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees services provided to the Fund. Investors cannot invest directly in an index, although they can invest in the underlying securities.



                                       10
       The Allianz Variable Insurance Products Trust - Proxy
              Statement/Prospectus - August 7, 2009

AIM INTERNATIONAL EQUITY FUND (ACQUIRING FUND)


[BAR CHART GRAPHIC - 2003: 27.14%, 2004: 22.13%, 2005: 16.36%, 2006: 27.04%,
                     2007: 14.62%, 2008: -41.51%]


 HIGHEST AND LOWEST QUARTER RETURNS (FOR PERIODS SHOWN IN THE BAR CHART) Highest (Q4, 2003) 14.51%
 Lowest (Q4, 2008)  -20.57%

AVERAGE ANNUAL TOTAL RETURNS

                                  INCEPTION ONE YEAR ENDED DECEMBER 31, 2008 FIVE YEARS ENDED DECEMBER 31, 2008 SINCE INCEPTION
AZL AIM International Equity Fund 5/1/2002              -41.51%                            3.89%                     3.47%
MSCI EAFE Index                                         -43.38%                            1.66%                     3.41%

The Fund's performance is compared to the Morgan Stanley Capital International, Europe, Australasia and Far East (MSCI EAFE) Index, an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in the underlying securities.



                                      11
       The Allianz Variable Insurance Products Trust - Proxy
              Statement/Prospectus - August 7, 2009

 TABLE A-1

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

FUND (inception date)                                 LAST 1 YEAR LAST 2 YEARS LAST 3 YEARS LAST 5 YEARS SINCE INCEPTION
AZL Oppenheimer International Growth Fund (11/5/2001)   -44.14%     -20.80%       -6.82%       1.12%          3.15%
AZL AIM International Equity Fund(5/1/2002)             -41.51%     -18.12%       -5.21%       3.89%          3.47%



TAX CONSEQUENCES
If the separate accounts investing in the Funds and the Contracts are properly structured under the insurance company provisions of the federal tax law (as the Manager believes is the case), the Reorganization will not be a taxable event for Contract Owners who have a portion of their variable annuity contract allocated to the Funds, regardless of the tax status of the Reorganization.

As a condition to the closing of the Reorganization, the Acquired Fund and the Acquiring Fund will receive an opinion from Dorsey & Whitney LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Accordingly, shareholders (the separate accounts of Allianz Life and Allianz Life of New York) will not recognize taxable gain or loss as a result of the Reorganization.

For more information about the federal income tax consequences of the Reorganization, see the section entitled "Tax Status of the Reorganization."




                                      12
       The Allianz Variable Insurance Products Trust - Proxy
              Statement/Prospectus - August 7, 2009

FEES AND EXPENSES

The following table describes the fees and expenses as of the end of the most recent fiscal year that you pay if you buy and hold shares of the Acquired Fund or shares of the Acquiring Fund. The table also shows estimated pro forma expenses of the Acquiring Fund assuming the proposed Reorganization had been effective during the most recent fiscal year, adjusted to reflect current fees. The table does not reflect the expenses that apply to the subaccounts or the Contracts. Inclusion of these charges would increase expenses for all periods shown. The fees and expenses below exclude the costs of the Reorganization. See "Reasons for the Proposed Reorganization and Board Deliberations" for additional information concerning the allocation of the costs of the Reorganization.



TABLE A-2

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) The following table is based on fund assets as of December 31, 2008.

                OPPENHEIMER INTERNATIONAL       AIM INTERNATIONAL     AIM INTERNATIONAL EQUITY FUND - PRO FORMA WITH OPPENHEIMER
               GROWTH FUND (ACQUIRED FUND)   EQUITY FUND (ACQUIRING                    INTERNATIONAL GROWTH FUND
                                                      FUND)
Management       0.75% (a)                      0.90% (a)(b)            0.90% (b)(c)
Fee
Distribution     0.25%                          0.25%                   0.25%
(12b-1) Fees
(d)
Other            0.20%                          0.22%                   0.14%
Expenses
Total Annual     1.20%                          1.37%                   1.29%
Operating
Expenses
Fee Waiver       0.00%                          0.00%                   0.00%
(e)
Net Annual       1.20%                          1.37% (b)               1.29% (b)
Fund
Operating
Expenses

(a)The management fee rate is the contractual rate charged for the Fund's most recent fiscal year, which ended December 31, 2008. The International Index Fund commenced operations April 27, 2009, and did not have any net assets at December 31, 2008.
(b)As of the date of this proxy statement/prospectus, the Manager is voluntarily reducing the management fee to 0.85% on net assets over $250 million. In connection with the Reorganization, the Manager will voluntarily reduce the management fee for the combined Fund to 0.80% on the first $200 million of net assets and to 0.75% on net assets over $200 million. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time. If the voluntary management fee reduction were reflected in the table, the Net Annual Fund Operating Expenses would be lower.
(c)The management fee rate shown reflects what the rate would be under the current management fee schedule for the Acquiring Fund based on the combined assets of the Funds for the fiscal year ended December 31, 2008.
(d)The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. The Fund pays Allianz Life Financial Services, LLC, the Fund's distributor, an annual fee of up to 0.25% of average daily net assets as payment for distributing its shares and providing shareholder services.
(e)The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.45% through April 30, 2010. The Fund is authorized to reimburse the Manager for management fees previously waived and/or for the cost of Other Expenses paid by the Manager provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse the Manager in this manner only applies to fees paid or reimbursements made by the Manager within the three fiscal years prior to the date of such reimbursement. To the extent that such reimbursements to the Manager are expected in the upcoming year, the amount of the reimbursements, if any, is included in the financial statements in the Fund's shareholder reports and is reflected in Other Expenses in the table above.



                                      13
       The Allianz Variable Insurance Products Trust - Proxy
              Statement/Prospectus - August 7, 2009

EXAMPLE: Use the following tables to compare fees and expenses of the Acquired Fund to other investment companies. The tables illustrate the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. The tables also show pro forma expenses of the Acquiring Fund assuming the proposed Reorganization had been in effect for the periods shown. The tables do not reflect the effect of any fee or expense waivers. The tables also do not reflect separate account or insurance contract fees and charges. An investor's actual costs may be different.




FUND                                                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
Oppenheimer International Growth Fund (Acquired Fund)                                  $122    $381    $660   $1,455
AIM International Equity Fund (Acquiring Fund)                                         $139    $434    $750   $1,646
AIM International Equity Fund - Pro Forma with Oppenheimer International Growth Fund   $131    $409    $708   $1,556



THIS EXAMPLE DOES NOT REPRESENT ACTUAL EXPENSES, PAST OR FUTURE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. THIS EXAMPLE DOES NOR REFLECT THE EXPENSES THAT APPLY TO THE SUBACCOUNTS OR THE CONTRACTS. INCLUSION OF THSE CHARGES WOULD INCREASE EXPENSES FOR ALL PERIODS SHOWN.


THE REORGANIZATION


TERMS OF THE REORGANIZATION
The Board has approved the Plan, a copy of which is attached as Exhibit A. The Plan provides for the Reorganization on the following terms:
* The Reorganization is scheduled to occur on the first day that the New York Stock Exchange is open for business following shareholder approval and receipt of any necessary regulatory approvals, but may occur on any later date agreed to by the Acquired Fund and the Acquiring Fund.
* The Acquired Fund will transfer all of its assets to the Acquiring Fund and, in exchange, the Acquiring Fund will assume the Acquired Fund's liabilities.
* The Acquiring Fund will issue shares to the Acquired Fund in an amount equal to the value of the assets that it receives from the Acquired Fund, less the liabilities assumed by the Acquiring Fund in the transaction. These shares will immediately be distributed by the Acquired Fund to its shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. As a result, shareholders (the separate accounts) of the Acquired Fund will become shareholders of the Acquiring Fund. Contract values that were allocated to subaccounts invested in the Acquired Fund will be allocated to subaccounts investing in the Acquiring Fund.
* Neither the Acquired Fund nor any Contract Owners whose contract values are allocated to subaccounts investing in the Acquired Fund will pay any sales charge in connection with the Reorganization.
* The net asset value of the Acquired Fund and the Acquiring Fund will be computed as of 3:00 p.m. Central time, on the closing date.
* After the Reorganization, the Acquired Fund will be terminated.

CONDITIONS TO CLOSING THE REORGANIZATION
The completion of the Reorganization is subject to certain conditions described in the Plan, including:
* The Acquired Fund will have declared and paid a dividend that will distribute all of the Fund's taxable income, if any, to the shareholders (the separate accounts) of the Fund for the taxable years ending at or prior to the closing.
* The Funds will have received any approvals, consents, or exemptions from the SEC or any regulatory body necessary to carry out the Reorganization.
* An effective registration statement on Form N-14 will be on file with the SEC.
* The Contract Owners who are eligible to provide voting instructions for the meeting will have approved the Plan.
* The Acquired Fund will receive an opinion of tax counsel that the proposed Reorganization will be tax-free for the Acquired Fund and the Acquiring Fund and for the separate accounts that are the shareholders of the Acquired Fund.


                                      14
       The Allianz Variable Insurance Products Trust - Proxy
              Statement/Prospectus - August 7, 2009

TERMINATION OF THE PLAN
The Plan and the transactions contemplated by it may be terminated and abandoned by resolutions of the Board of Trustees of the Acquired Fund or the Acquiring Fund at any time prior to closing. In the event of a termination, there will be no liability for damages on the part of either the Acquired Fund or the Acquiring Fund, or the trustees, officers, or shareholders of the Acquired Fund or the Acquiring Fund.


TAX STATUS OF THE REORGANIZATION
The exchange of the Acquired Fund's assets for shares of the Acquiring Fund, and the subsequent distribution of those shares to the Acquired Fund shareholders and the liquidation of the Acquired Fund, are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Code. The Acquired Fund and the Acquiring Fund will receive an opinion of Dorsey & Whitney LLP, based in part on certain representations by the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund, substantially to the effect that:
   *  The Reorganization will constitute a reorganization within the meaning of
      Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund each will qualify as a party to the reorganization within the meaning of Section 368(b) of the Code.
   * Acquired Fund shareholders will recognize no income, gain, or loss upon receipt, pursuant to the Reorganization, of Acquiring Fund Shares. Acquired Fund shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of Acquired Fund which are distributed by Acquired Fund prior to the Closing.
   * The tax basis of the Acquiring Fund Shares received by each Acquired Fund shareholder pursuant to the Reorganization will be equal to the tax basis of the Acquired Fund shares exchanged therefor.
   * The holding period of the Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganization will include the period during which the Acquired Fund shareholder held the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shares were held as a capital asset at the Effective Time.
   * The Acquired Fund will recognize no income, gain, or loss by reason of the Reorganization.
   * The Acquiring Fund will recognize no income, gain, or loss by reason of the Reorganization.
   * The tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Acquired Fund as of the Effective Time.
   * The holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the Acquired Fund.
   * The Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Acquired Fund as of the Effective Time.

REASONS FOR THE PROPOSED REORGANIZATION AND BOARD DELIBERATIONS
The Board believes that the proposed Reorganization will be advantageous to Acquired Fund shareholders based on its consideration of the following matters:
* TERMS AND CONDITIONS OF THE REORGANIZATION. The Board considered the terms and conditions of the Reorganization as described in the previous paragraphs.
* TAX CONSEQUENCES. The Board considered the tax-free nature of the Reorganization.
* CONTINUITY OF INVESTMENT. The Board considered the compatibility of the Funds and the degree of similarity between the investment objectives and the principal investment strategies for the Funds. The Board considered the fact that the Acquired Fund and the Acquiring Fund have comparable investment objectives and, except as described in this proxy statement, investment strategies and policies that are substantially similar. The Board also took note of the fact that following the Reorganization, shareholders of the Acquired Fund will be invested in a Fund holding a portfolio whose characteristics are similar to those of the portfolio currently held by the Acquired Fund, except as described in this proxy statement.
* EXPENSE RATIOS. The Board considered the relative expenses of the Funds. At December 31, 2008, the end of the Funds' most recent fiscal year, the total operating expense ratio for the Acquiring Fund was higher than the total operating expense ratio for the Acquired Fund. The Board noted that the management fee of the Acquiring Fund for fiscal year 2008 was higher than the management fee of the Acquired Fund for fiscal year 2008. The Board also noted that both Funds have the same Distribution (12b-1) Fees and that the Acquiring Fund's Other Expenses are slightly higher than those of the Acquired Fund. The



                                      15
       The Allianz Variable Insurance Products Trust - Proxy
              Statement/Prospectus - August 7, 2009

  Board considered the Manager's proposed voluntary management fee waiver in connection with the Reorganization, which includes a breakpoint and reduces the Acquiring Fund's management fee by 0.10% on the first $200 million in net assets and by 0.15% on net assets over $200 million. The Board considered that, taking into account the Manager's voluntary management fee waiver, the net operating expenses of the Acquiring Fund after the Reorganization are expected to be approximately the same as, or slightly less than, the expenses of the Acquired Fund before the Reorganization. In addition, the shareholders of the Acquired Fund are expected to see other benefits, such as economies of scale, which make the Reorganization desirable for Acquired Fund shareholders and are expected to decrease expenses over time.
  The Board also considered the possibility that both higher aggregate net assets resulting from the Reorganization and the opportunity for net cash inflows, or reduced outflows, may reduce the risk that, if net assets of the Acquired Fund fail to grow, or even diminish, the Acquired Fund's total expense ratio could rise from current levels as fixed expenses become a larger percentage of net assets. The Board noted that both the Acquired Fund and the Acquiring Fund are subject to expense limitation agreements that will remain in place through at least April 30, 2010, and are currently operating with expenses below the cap contained in the respective expense limitation agreements. Also, the Board noted that the Acquiring Fund is not currently subject to reimbursements to the Manager for expenses previously waived by the Manager.
* ECONOMIES OF SCALE. The Board considered the advantage of combining Funds with similar investment objectives and strategies. The Board believes that the combined Fund may have the opportunity to take advantage of the economies of scale associated with a larger fund. The combined Fund may have better prospects for growth than either Fund separately. For example, a larger fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility. Furthermore, as indicated above, fixed expenses, such as audit expenses and accounting expenses that are charged on a per fund basis, may be reduced.
* COSTS. The Board noted that the Acquired Fund will bear the expenses of printing and mailing communications to the Contract Owners who beneficially owned its shares and that all other expenses of the Reorganization, including accounting, legal, and custodial expenses, and any costs related to repositioning of the Acquiring Fund's portfolio after the Reorganization, will be allocated equally between the Acquired Fund and the Acquiring Fund. The Board also noted that the estimated total reorganization costs, including repositioning costs, would be less than $0.01 per share of the combined Funds. The Board considered the Manager's analysis showing that the reduction in annual operating expenses for the Acquired Fund and the Acquiring Fund resulting from the Reorganization is likely to be greater than the expenses of the Reorganization to be borne by the Acquired Fund or Acquiring Fund, as the case may be.
* DILUTION. The Board considered the fact that the Reorganization will not dilute the interests of the current Contract Owners with contract values allocated to subaccounts investing in the Acquired Fund because it would be effected on the basis of the relative net asset value per share of the Acquired Fund and the Acquiring Fund, respectively. Thus, subaccounts holding shares of the Acquired Fund will receive shares of the Acquiring Fund equal in value to their shares in the Acquired Fund.
* PERFORMANCE AND OTHER FACTORS. The Board considered the relative performance records of the Funds. The Board took into account the better overall track record of the Acquiring Fund, when compared to the Acquired Fund, over the past five years, and the greater consistency of the Acquiring Fund's returns compared to those of the Acquired Fund. While the Board was cognizant of the fact that an Acquiring Fund's past performance is no guarantee of its future results, it did recognize that the better overall track record of an Acquiring Fund could help attract more assets into the combined Funds and therefore could increase shareholder confidence in the combined Fund. The Board concluded that increased inflows, or reduced outflows, could lead to further economies of scale (see "Economies of Scale" above).
  The Board also considered the fact that the Funds have similar investment objectives and similar investment strategies. The Reorganization should allow for a concentrated selling effort, thereby potentially benefiting shareholders of the combined Funds. The Board further took into account the Manager's belief that the Acquired Fund, as a stand-alone Fund, was unlikely to experience significant growth in assets as a result of inflows.
* POTENTIAL EFFECTS ON THE MANAGER. The Board considered the potential benefits from the Reorganization that could be realized by the Manager. The Board recognized that the potential benefits to the Manager consist principally of higher management fees, economies of scale and the elimination of expenses incurred in duplicative efforts to administer separate funds. The Board noted, however, that shareholders of the Acquired Fund will benefit over time from any decrease in overall operating expense ratios resulting from the proposed Reorganization. The Board also noted that the proposed Reorganization would affect the amount of management fees that the Manager retains after payment of the subadvisory fees. The table below assumes that the Reorganization has taken place and gives effect to the additional temporary reduction in management fees payable to Manager. See Table A-2 above for information concerning current management fees for both Funds and the voluntary reductions in management fees that are currently in effect and have been proposed for the Funds.


                                      16
       The Allianz Variable Insurance Products Trust - Proxy
              Statement/Prospectus - August 7, 2009

FUND                                                                          MANAGEMENT FEE RETAINED AFTER PAYMENT OF SUBADVISORY
                                                                                                     FEE (1)
Oppenheimer International Growth Fund (Acquired Fund)                                                 0.18%
AIM International Equity Fund (Acquiring Fund)                                                        0.25%
   Weighted Average Before Reorganization                                                             0.22%
AIM INTERNATIONAL EQUITY FUND - PRO FORMA WITH OPPENHEIMER INTERNATIONAL                            0.33% (2)
      GROWTH FUND

 (1)Calculations are as of May 31, 2009, using monthly average assets under management for May 2009.
 (2)Calculated using management fee rates and subadvisory fee rates effective October 26, 2009.


The Board did not assign relative weights to the foregoing factors or deem any one or group of them to be controlling in and of themselves.


BOARD DETERMINATIONS
After considering the factors described above and other relevant information at an in-person meeting held on June 10, 2009, the Board of Trustees of the Acquired Fund, including a majority of the independent Board members found that participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of existing Contract Owners with contract values allocated to subaccounts investing in the Acquired Fund would not be diluted as a result of the Reorganization.

The Board of Trustees of the Acquiring Fund approved the Plan at the meeting held on June 10, 2009. Among other factors, the Board members considered the terms of the Plan, the provisions intended to avoid the dilution of Contract Owners' interests, and the anticipated tax consequences of the Reorganization. The Board found that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of existing Contract Owners with contract values allocated to subaccounts investing in the Acquiring Fund will not be diluted as a result of the Reorganization.


RECOMMENDATION AND VOTE REQUIRED
The Board recommends that Contract Owners who are entitled to vote at the meeting approve the proposed Plan. Approval of the Plan requires the affirmative vote, in person or by proxy, of a majority of the voting power of the outstanding shares of the Fund on the record date, July 20, 2009. Each share is entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value per share held by a shareholder on the record date. If the Plan is not approved by the Acquired Fund, the Board will consider what further action should be taken.

If shareholder approval is obtained, the Reorganization is scheduled to be effective on or about October 23, 2009.



                                      17
       The Allianz Variable Insurance Products Trust - Proxy
              Statement/Prospectus - August 7, 2009

SECTION B - PROXY VOTING AND SHAREHOLDER MEETING INFORMATION
REFERENCE TO THE "FUND" IN THIS SECTION IS A REFERENCE TO THE ACQUIRED FUND.

A special meeting of shareholders of the Acquired Fund will be held as specified in the Notice of Special Meeting that accompanies this proxy statement/prospectus. At the meeting, shareholders (the separate accounts) will vote their shares of the Acquired Fund.

You have the right to instruct Allianz Life and Allianz Life of NY (together, "Allianz") on how to vote the shares of the Acquired Fund held under your Contract. The number of Fund shares for which you may provide instructions will be based on the dollar amount of Fund shares that you own beneficially through the subaccount accumulation units and/or annuity units in your Contract on the record date. Each accumulation unit or annuity unit represents a specified dollar value and a specified number of Fund shares. For each dollar of value, the Contract Owner is permitted to vote one Fund share. We count fractional votes. If you execute and return your voting instruction form, but do not provide voting instructions, Allianz will vote the shares underlying your Contract in favor of the proposal described above. Allianz will vote any shares for which it does not receive a voting instruction form, and any shares which it or its affiliates hold for their own account, in proportionately the same manner as shares for which it has received voting instructions. Allianz will not require voting instructions for a minimum number of shares, and therefore a small number of shareholders could determine the outcome of any proposal.

For the Meeting to proceed, there must be a quorum. This means that at least 25% of the Fund's shares must be represented at the Meeting either in person or by proxy. Because Allianz is the only shareholder of the Fund, its presence at the Meeting in person or by proxy will meet the quorum requirement.

You may revoke your voting instructions up until voting results are announced at the Meeting or at any adjournment of the Meeting by giving written notice to Allianz prior to the Meeting by mail to Allianz Variable Insurance Products Trust, c/o Advisory Management, A3-825, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, by executing and returning to Allianz a voting instruction form with a later date, or by attending the Meeting and voting in person. If you need a new voting instruction form, please call the Fund at 1-800-950-5872 ext. 35857, and a new voting instruction form will be sent to you. If you return an executed form without voting instructions, your shares will be voted "FOR" the proposal.

The Acquired Fund will pay all costs of solicitation, including the cost of preparing and mailing the Notice of a Special Meeting of shareholders and this proxy statement/prospectus to Contract Owners. Representatives of the Manager, without cost to the Fund, also may solicit voting instructions from Contract Owners by means of mail, telephone, or personal calls.


DISSENTERS' RIGHTS OF APPRAISAL. There are no appraisal or dissenters' rights for shareholders of the Acquired Fund. Delaware law does not grant beneficiaries of statutory trusts who dissent from approval of the Reorganization the right to demand an appraisal for their interests and payment of their fair cash value. As a result, shareholders who object to the Reorganization do not have a right to demand a different payment for their shares of beneficial interest.

OTHER MATTERS. Management of the Fund anticipates that an election of Trustees and ratification of the auditors also will be conducted at the Meeting. You will receive a separate proxy statement containing information regarding these other matters if you are eligible to vote on them. Otherwise, management of the Fund knows of no other matters that may properly be, or that are likely to be, brought before the Meeting. However, if any other business shall properly come before the Meeting, the persons named on the voting instruction form intend to vote thereon in accordance with their best judgment.

ADJOURNMENT. In the event that voting instructions received by the time scheduled for the meeting are not sufficient to approve the Reorganization, representatives of Allianz may move for one or more adjournments of the meeting for a period of not more than 120 days in the aggregate to allow further solicitation of voting instructions on the proposals. Any adjournment requires the affirmative vote of a majority of the voting power of the shares present at the meeting. Representatives of Allianz will vote in favor of adjournment. The Acquired Fund will pay the costs of any additional solicitation and of any adjourned meeting. A shareholder vote may be taken on one or more of the items in this proxy statement prior to adjournment if sufficient voting instructions have been received.



                                       18
       The Allianz Variable Insurance Products Trust - Proxy
              Statement/Prospectus - August 7, 2009

SECTION C - CAPITALIZATION, OWNERSHIP OF FUND SHARES AND OTHER FUND INFORMATION IN THIS SECTION REFERENCE TO THE "FUND" IS A REFERENCE TO THE ACQUIRING FUND AND THE ACQUIRED FUND.

This section contains the following information about the Funds:

TABLE   CONTENT

        (all information is shown for the fiscal year ended December 31, 2008, unless noted otherwise)

C-1 Actual and pro forma capitalization of the Acquired Fund and the Acquiring Fund

C-2     Actual and pro forma ownership of Fund shares




CAPITALIZATION

The following table shows the capitalization of the Funds at December 31, 2008, and on a pro forma basis, assuming the proposed Reorganization had taken place.

TABLE C-1. ACTUAL AND PRO FORMA CAPITALIZATION OF THE ACQUIRED FUNDS AND THE ACQUIRING FUNDS

FUND                                                                             NET ASSETS  NET ASSET VALUE PER  SHARES OUTSTANDING
                                                                                                    SHARE
Oppenheimer International Growth Fund (Acquired Fund)*                          $114,648,574        $10.40            11,026,155
AIM International Equity Fund (Acquiring Fund)                                  $176,746,490        $10.31            17,138,394
Adjustments**                                                                    -$147,500            --                      76,544
AIM International Equity Fund - Pro Forma with Oppenheimer International Growth $291,247,564        $10.31            28,241,093
Fund

* The number of Fund shares for which you may provide instructions will be based on the dollar amount of Acquired Fund shares that you own beneficially through the subaccount accumulation units and/or annuity units in your Contract on the record date.


**The adjustment to net assets represents the impact as a result of the estimated Reorganization fees and expenses that will be paid by the Funds, and the adjustment to shares outstanding represents the impact as a result of the shares being issued by the Acquiring Fund to the Acquired Fund shareholders.



                                       19
       The Allianz Variable Insurance Products Trust - Proxy
              Statement/Prospectus - August 7, 2009

OWNERSHIP OF FUND SHARES

The following table provides information on shareholders who owned more than 5% of each Fund's outstanding shares at the record date. At the record date, officers and directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

TABLE C-2. ACTUAL AND PRO FORMA OWNERSHIP OF FUND SHARES [ADD UPON AMENDMENT]

FUND                                        5% OWNERS            PERCENT OF SHARES        PERCENT OF SHARES HELD FOLLOWING THE
                                                                       HELD                          REORGANIZATION
Oppenheimer International Growth      Allianz Life Variable          [00.00]%                             N/A
Fund                                        Account B
AIM International Equity Fund         Allianz Life Variable          [00.00]%                           [00.00]%
                                            Account B








                                       20
       The Allianz Variable Insurance Products Trust - Proxy
              Statement/Prospectus - August 7, 2009

EXHIBIT A -AGREEMENT AND PLAN OF REORGANIZATION


THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of June 10, 2009, (the "Agreement") is by and among the Allianz Variable Insurance Products Trust (the "VIP Trust" or the "Selling Trust"), a Delaware statutory trust, on behalf of its series, the AZL Oppenheimer International Growth Fund (the "Acquired Fund"), and the same statutory trust (in this role, the "Buying Trust") on behalf of its series, the AZL AIM International Equity Fund (the "Acquiring Fund").

The following table shows the name of the Acquired Fund and the Acquiring Fund that will be parties to the reorganization.



-----------------------------------------------------------------------------
|              ACQUIRED FUND              |         ACQUIRING FUND          |
-----------------------------------------------------------------------------
|AZL Oppenheimer International Growth Fund|AZL AIM International Equity Fund|
-----------------------------------------------------------------------------


In consideration of their mutual promises, the parties agree as follows:

1. SHAREHOLDER APPROVAL. The Acquired Fund will call a meeting of its shareholders for the purpose of approving the Agreement and the transactions it contemplates. The reorganization between the Acquiring Fund and the Acquired Fund is referred to hereinafter as the "Reorganization." The Acquiring Fund agrees to furnish data and information, as reasonably requested, for the proxy statement to be furnished to shareholders of the Acquired Fund.

2. REORGANIZATION.
   a. Plan of Reorganization. The Reorganization is intended to qualify as a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). At the Closing (as defined below), the Selling Trust will convey all of the assets of the Acquired Fund to the Acquiring Fund. The Acquiring Fund will assume all liabilities of the Acquired Fund. At the Closing, the Buying Trust will deliver shares of the Acquiring Fund, including fractional shares, to the Selling Trust. The number of shares will be determined by dividing the aggregate net asset value of the shares of the Acquired Fund, computed as described in
      Section 3(a), by the net asset value of one share of the Acquiring Fund, computed as described in Section 3(b). The Acquired Fund will not pay a sales charge on the receipt of Acquiring Fund shares in exchange for the assets of the Acquired Fund. In addition, the separate account shareholders of the Acquired Fund will not pay a sales charge on distribution to them of shares of the Acquiring Fund.
   b. Closing and Effective Time of the Reorganization. The Reorganization and all related acts necessary to complete the Reorganization (the "Closing") will occur on the first day on which the New York Stock Exchange (the "NYSE") is open for business following approval of contract owners of the Acquired Fund and receipt of all necessary regulatory approvals, or such later date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date of the Closing or at such other time as an authorized officer of the VIP Trust shall determine (the "Effective Time").

3. VALUATION.
   a. The aggregate net asset value of the shares of the Acquired Fund will be computed as of the close of regular trading on the NYSE on the day of Closing (the "Valuation Date") using the valuation procedures in the Acquired Fund's prospectus.
   b. The net asset value per share of shares of the Acquiring Fund will be determined as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures in the Acquiring Fund's prospectus.
   c. At the Closing, the Acquired Fund will provide the Acquiring Fund with a copy of the computation showing the valuation of the aggregate net asset value of the shares of the Acquired Fund on the Valuation Date. The Acquiring Fund will provide the Acquired Fund with a copy of the computation showing the determination of the net asset value per share of shares of the Acquiring Fund on the Valuation Date.



                                      A-1
       The Allianz Variable Insurance Products Trust - Proxy
              Statement/Prospectus - August 7, 2009

4. LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUND.
   a. As soon as practicable after the Valuation Date, the Selling Trust will liquidate the Acquired Fund and distribute shares of the Acquiring Fund to the Acquired Fund's shareholders of record. The Acquiring Fund will establish shareholder accounts in the names of each Acquired Fund shareholder, representing the respective pro rata number of full and fractional shares of the Acquiring Fund due to each shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Selling Trust. The Acquiring Fund or its transfer agent will establish shareholder accounts in accordance with instructions from the Selling Trust.
   b. Immediately after the Valuation Date, the share transfer books of the Selling Trust relating to the Acquired Fund will be closed and no further transfer of shares will be made.
   c. Promptly after the distribution, the Acquiring Fund or its transfer agent will notify each shareholder of the Acquired Fund of the number of shares distributed to the shareholder and confirm the registration in the shareholder's name.
   d. As promptly as practicable after the liquidation of the Acquired Fund, and in no event later than twelve months from the date of the Closing, the Acquired Fund will be dissolved.

5. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE BUYING TRUST. The Buying Trust represents and warrants to the Acquired Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Buying Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company. The Acquiring Fund is a series of the Buying Trust.
   b. Capitalization. The Buying Trust has authorized capital of an unlimited number of shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquiring Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquiring Fund as of the end of the last fiscal year and the subsequent unaudited semi-annual financial statements, if any (the "Acquiring Fund Financial Statements"), fairly present the financial position of the Acquiring Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Shares to Be Issued upon Reorganization. The shares of beneficial interest to be issued in connection with the Reorganization will be duly authorized and, at the time of the Closing, will be validly issued, fully paid, and non-assessable.
   e. Authority Relative to the Agreement. The Buying Trust has the power to enter into and carry out the obligations described in this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Trustees of the Buying Trust, and no other proceedings by the Buying Trust or the Acquiring Fund are necessary under the Buying Trust's Agreement and Declaration of Trust or By-Laws (the "Governing Documents").
   f. No Violation. The Buying Trust is not in violation of its Governing Documents or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquiring Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquiring Fund.
   g. Liabilities. There are no liabilities of the Acquiring Fund other than:
      (1)liabilities disclosed in the Acquiring Fund Financial Statements,
      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or
      (3)liabilities previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquiring Fund.



                                      A-2
       The Allianz Variable Insurance Products Trust - Proxy
              Statement/Prospectus - August 7, 2009

   h. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquiring Fund, threatened, that would materially and adversely affect the Acquiring Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   i. Contracts. Except for contracts and agreements previously disclosed to the Selling Trust, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   j. Taxes. The Acquiring Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquiring Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and such returns and reports have been true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquired Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquired Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   k. Registration Statement. The Acquiring Fund will file a registration statement on Form N-14 (the "Registration Statement") with the Securities and Exchange Commission under the Securities Act of 1933 (the "1933 Act") relating to the shares of beneficial interest to be issued in the Reorganization. At the time that the Registration Statement becomes effective, at the time of the Acquired Fund's shareholders' meetings, and at the Closing, the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, none of the representations and warranties in this subsection applies to statements in, or omissions from, the Registration Statement made in reliance on information furnished by the Acquired Fund for use in the Registration Statement.

6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLING TRUST.
   The Selling Trust represents and warrants to the Acquiring Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Selling Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the 1940 Act as an open-end, management investment company. The Acquired Fund is a series of the Selling Trust.
   b. Capitalization. The Selling Trust has authorized capital of an unlimited number shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquired Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquired Fund as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Acquired Fund Financial Statements"), fairly present the financial position of the Acquired Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Authority Relative to the Agreement. The Selling Trust has the power to enter into and to carry out its obligations under this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Selling Trust, the shareholders meetings referred to in Section 6(k) will be called and held, and no other proceedings by the Selling Trust or the Acquired Fund are necessary under the Selling Trust's Governing Documents.
   e. No Violation. The Selling Trust is not in violation of its Agreement and Declaration of Trust or By-Laws (the "Governing Documents") or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquired Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquired Fund.
   f. Liabilities. There are no liabilities of the Acquired Fund other than:



                                      A-3
       The Allianz Variable Insurance Products Trust - Proxy
              Statement/Prospectus - August 7, 2009

      (1)liabilities disclosed in the Acquired Fund Financial Statements,
      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or
      (3)liabilities previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquired Fund.
   g. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquired Fund, threatened, that would materially and adversely affect the Acquired Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and the Acquired Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   h. Contracts. Except for contracts and agreements previously disclosed to the Buying Trust, the Acquired Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   i. Taxes. The Acquired Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquired Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and all such returns and reports are true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquiring Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquiring Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   j. Fund Securities. All securities listed in the schedules of investments of the Acquired Fund as of the Closing will be owned by the Acquired Fund free and clear of any encumbrances, except as indicated in the schedule.
   k. Shareholders' Meetings; Registration Statement. The Acquired Fund will call and hold a shareholders' meeting at which its shareholders will consider and act upon the transactions contemplated by this Agreement. The Acquired Fund will cooperate with the Acquiring Fund and will furnish information relating to the Selling Trust and the Acquired Fund required in the Registration Statement. At the time that the Registration Statement becomes effective, at the time of the shareholders' meeting, and at the Closing, the Registration Statement, as it relates to the Selling Trust or the Acquired Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, the representations and warranties in this subsection apply only to statements in or omissions from the Registration Statement made in reliance upon information furnished by the Selling Trust or the Acquired Fund for use in the Registration Statement.

7. CONDITIONS TO OBLIGATIONS OF THE BUYING TRUST. The obligations of the Buying Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of the Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Selling Trust and the Acquired Fund will have complied with this Agreement, and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Selling Trust will provide a certificate to the Acquiring Fund confirming that, as of the Closing, the representations and warranties set forth in Section 6 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquired Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Selling Trust, and delivered to the Acquiring Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquired Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective, and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.



                                      A-4
       The Allianz Variable Insurance Products Trust - Proxy
              Statement/Prospectus - August 7, 2009

   d. Opinion of Counsel. The Buying Trust will have received an opinion of counsel for the Selling Trust, dated as of the Closing, to the effect that
      (i) the Selling Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquired Fund is a series of the Selling Trust; (iii) this Agreement and the Reorganization have been duly authorized and approved by all requisite action of the Selling Trust and the Acquired Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Selling Trust.
   e. Declaration of Dividend. The Acquired Fund, prior to the Closing, will have declared a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund's investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund's investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) and (iii) all of the Acquired Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for the current taxable year (which will end on the Closing date) and any preceding taxable years for which such a dividend is eligible to be made under Section 855 of the Code.

8. CONDITIONS TO OBLIGATIONS OF THE SELLING TRUST. The obligations of the Selling Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Acquiring Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Buying Trust will provide a certificate to the Acquired Fund confirming that, as of the Closing, the representations and warranties set forth in Section 5 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquiring Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Buying Trust, and delivered to the Acquired Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquiring Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.
   d. Opinion of Counsel. The Selling Trust will have received the opinion of counsel for the Buying Trust, dated as of the Closing, to the effect that
      (i) the Buying Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquiring Fund is a series of the Buying Trust; (iii) this Agreement and the Reorganization have been authorized and approved by all requisite action of the Buying Trust and the Acquiring Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Buying Trust; and (iv) the shares to be issued in the Reorganization are duly authorized and upon issuance in accordance with this Agreement will be validly issued, fully paid, and non-assessable shares of the Acquiring Fund.

9. FURTHER CONDITIONS TO THE OBLIGATIONS OF THE BUYING TRUST AND THE SELLING TRUST. As a further condition to the obligations of the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund hereunder, the VIP Trust, on behalf of both the Acquired Fund and the Acquiring Fund, shall have received the opinion of Dorsey & Whitney LLP addressed to the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund, dated as of the date of the Closing, and based in part on representations to be furnished by the VIP Trust on behalf of the Acquired Fund and the Acquiring Fund, substantially to the effect that:
   a. The Reorganization will constitute a reorganization within the meaning of
      Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund each will qualify as a party to the reorganization within the meaning of Section 368(b) of the Code.
   b. Acquired Fund shareholders will recognize no income, gain, or loss upon receipt, pursuant to the Reorganization, of the Acquiring Fund Shares. Acquired Fund shareholders subject to taxation will recognize income upon



                                      A-5
       The Allianz Variable Insurance Products Trust - Proxy
              Statement/Prospectus - August 7, 2009
      receipt of any net investment income or net capital gains of the Acquired Fund which are distributed by the Acquired Fund prior to the Closing.
   c. The tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be equal to the tax basis of the Acquired Fund Shares exchanged therefor.
   d. The holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will include the period during which the Acquired Fund Shareholder held the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shares were held as a capital asset at the Effective Time.
   e. The Acquired Fund will recognize no income, gain or loss by reason of the Reorganization.
   f. The Acquiring Fund will recognize no income, gain or loss by reason of the Reorganization.
   g. The tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Acquired Fund as of the Effective Time.
   h. The holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the Acquired Fund.
   i. The Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Acquired Fund as of the Effective Time.
10.AMENDMENT; TERMINATION; NON-SURVIVAL OF COVENANTS, WARRANTIES AND
   REPRESENTATIONS.
   a. This Agreement may be amended in writing if authorized by the Board of Trustees. The Agreement may be amended at any time before or after approval by the shareholders of the Acquired Fund, but after shareholder approval, no amendment shall be made that substantially changes the terms of Sections 2 or 3.
   b. At any time prior to the Closing, any of the parties may waive in writing
      (i) any inaccuracies in the representations and warranties made to it and
      (ii) compliance with any of the covenants or conditions made for its benefit. However, neither party may waive the requirement to obtain shareholder approval or the requirement to obtain a tax opinion.
   c. The Selling Trust may terminate this Agreement at any time prior to the Closing by notice to the Buying Trust if a material condition to its performance or a material covenant of the Buying Trust on behalf of the Acquiring Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Buying Trust on behalf of the Acquiring Fund and is not cured.
   d. The Buying Trust may terminate this Agreement at any time prior to the Closing by notice to the Selling Trust if a material condition to its performance or a material covenant of the Selling Trust on behalf of the Acquired Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Selling Trust on behalf of the Acquired Fund and is not cured.
   e. This Agreement may be terminated by any party at any time prior to the Closing, whether before or after approval by the shareholders of the Acquired Fund, without any liability on the part of either party or its respective trustees, officers, or shareholders, on written notice to the other party, and shall be terminated without liability as of the close of business on December 31, 2009, or a later date agreed upon by the parties, if the Closing has not taken place on or prior to that date.
   f. The representations, warranties, and covenants contained in this Agreement, or in any document delivered in connection with this Agreement, will survive the Reorganization.

11.EXPENSES. All fees paid to governmental authorities for the registration or qualification of the Acquiring Fund Shares and all transfer agency costs related to the shares of the Acquiring Fund Shares shall be allocated to the Acquiring Fund. All fees and expenses related to printing and mailing communications to shareholders and beneficial owners of shares of the Acquired Fund shall be allocated to the Acquired Fund. All of the other expenses of the transactions required for the Reorganization, including without limitation, accounting, legal, and custodial expenses, shall be allocated equally between the Acquired Fund and the Acquiring Fund. The expenses specified in this Section shall be borne by the Fund to which they are allocated.

12. GENERAL.
   a. Headings. The headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement. Nothing in this Agreement is intended to confer upon any other person any rights or remedies by reason of this Agreement.
   b. Governing Law. This Agreement will be governed by the laws of the state of Minnesota.



                                      A-6
       The Allianz Variable Insurance Products Trust - Proxy
              Statement/Prospectus - August 7, 2009

13. INDEMNIFICATION. Each party will indemnify and hold the other and its officers and trustees (each an "Indemnitee") harmless from and against any liability or other cost and expense, in connection with the defense or disposition of any action, suit, or other proceeding, before any court or administrative or investigative body in which the Indemnitee may be involved as a party, with respect to actions taken under this Agreement. However, no Indemnitee will be indemnified against any liability or expense arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Indemnitee's position.


                                     A-7
       The Allianz Variable Insurance Products Trust - Proxy
            Statement/Prospectus - August 7, 2009

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

on behalf of AZL Oppenheimer International Growth Fund



By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President



ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

on behalf of AZL AIM International Equity Fund



By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President





                                      A-8
       The Allianz Variable Insurance Products Trust - Proxy
            Statement/Prospectus - August 7, 2009

                   ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                        AZL TargetPLUS[SM] Balanced Fund

                            5701 Golden Hills Drive
                           Minneapolis, MN 55416-1297

Dear Allianz Life and Allianz Life of New York Variable Annuity Contract Owner:

The Board of Trustees of the AZL TargetPLUS Balanced Fund (the "Acquired Fund"), a series of the Allianz Variable Insurance Products Trust (the "VIP Trust"), is pleased to submit a proposal to reorganize the Acquired Fund into the AZL Balanced Index Strategy Fund (the "Acquiring Fund"), which is a series of the Allianz Variable Insurance Products Fund of Funds Trust.

As the owner of a variable annuity contract issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York, you beneficially own shares of the Acquired Fund. Accordingly, we ask that you indicate whether you approve or disapprove of the proposed reorganization affecting your Fund by submitting instructions on how to vote your beneficial shares by phone, internet, or mail.

The proposed reorganization is being undertaken for several reasons, including:
   o Reducing contractual management fees and overall expenses for shareholders of the Acquired Fund; and
   o  Providing further economies of scale.

THE BOARD OF TRUSTEES OF THE VIP TRUST BELIEVES THAT THE TRANSACTION IS IN THE BEST INTERESTS OF THE ACQUIRED FUND AND ITS SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL.

 The Board considered various factors in reviewing the proposed reorganization on behalf of the Acquired Fund's shareholders, including, but not limited to, the following:
   * The similarity in investment objective and investment allocation between the Acquired Fund and the Acquiring Fund.
   * The expectation that the reorganization will reduce expense ratios for the Funds and achieve other economies of scale.
   * The expectation that the reorganization will have no tax consequences for contract owners.

If the proposal is approved, the Acquiring Fund will acquire all of the assets of the Acquired Fund in exchange for newly issued shares of the Acquiring Fund. These Acquiring Fund shares in turn will be distributed proportionately to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. In order to accomplish the proposed reorganization, the Board of Trustees of the Acquired Fund submits for your approval an Agreement and Plan of Reorganization with respect to the Acquired Fund.

Whether or not you plan to attend the meeting, please review the enclosed voting instruction form. You may submit your instructions on voting the shares that you beneficially own by phone, internet, or mail. Following this letter is a Q&A summarizing the reorganization and information on how to vote your shares. Please read the entire proxy statement/prospectus carefully before you vote.

Thank you for your prompt attention to this important matter.

                                       Sincerely,

                                       Jeffrey W. Kletti
                                       President

                   ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                         PROXY STATEMENT/PROSPECTUS Q&A



HERE IS A BRIEF OVERVIEW OF THE CHANGES BEING RECOMMENDED FOR THE AZL TARGETPLUS BALANCED FUND. WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT/PROSPECTUS.

Q: WHY IS THE REORGANIZATION BEING PROPOSED?
   The reorganization is being proposed in an effort to reduce operating expenses for funds available to owners of variable annuity contracts issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York and to provide further economies of scale.

   Your Board of Trustees has determined that the reorganization is in the best interests of the Acquired Fund's shareholders and recommends that you vote FOR the reorganization.

Q: WILL THE EXPENSES OF THE FUND IN WHICH I PARTICIPATE INCREASE AS A RESULT OF
   THE REORGANIZATION?
   No. The total expense ratio for the Acquiring Fund following the reorganization is expected to be lower than the total expense ratio for the Acquired Fund prior to the reorganization.

Q: WHO IS PAYING THE COSTS OF THE SHAREHOLDER MEETING AND THIS PROXY
   SOLICITATION?
   Contract owners who were beneficial owners of shares of the Acquired Fund on the record date will bear these costs.

Q: WILL I INCUR TAXES AS A RESULT OF THE REORGANIZATION?
   No. The reorganization is not expected to be a taxable event for contract owners. Please see the Tax Consequences discussion in the enclosed proxy statement/prospectus for additional information.

Q: IF APPROVED, WHEN WILL THE REORGANIZATION HAPPEN?
   If shareholders approve the reorganization, it will take place shortly after the shareholder meeting.

Q: IS THERE ANYTHING I NEED TO DO TO CONVERT MY SHARES?
   No. Upon shareholder approval of the reorganization, the Acquired Fund shares that serve as a funding vehicle for benefits under your variable annuity contract automatically will be exchanged for shares of the Acquiring Fund. The total value of the Acquiring Fund shares that a shareholder receives in the reorganization will be the same as the total value of the Acquired Fund shares held by the shareholder immediately before the reorganization.

Q: HOW DOES THE BOARD RECOMMEND THAT I VOTE?
   After careful consideration, the Board recommends that you vote FOR the reorganization.

Q: HOW AND WHEN DO I VOTE?
   You can vote in one of four ways:
   - By mail with the enclosed voting instruction form
   - By telephone
   - By web site
   - In person at the meeting

   Please refer to the enclosed voting instruction form for the telephone number and internet address. Please vote as soon as possible by following the instructions on the voting instruction form.

Q: WHOM SHOULD I CALL IF I HAVE QUESTIONS?
   If you have questions about any of the proposals described in the proxy statement or about voting procedures, please call toll free at 1-800-950-5872 ext. 37952.

                   ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                            5701 GOLDEN HILLS DRIVE
                       MINNEAPOLIS, MINNESOTA 55416-1297

                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 21, 2009



                        AZL TARGETPLUS[SM] BALANCED FUND


A special meeting of the shareholders of the AZL TargetPlus Balanced Fund (the "Acquired Fund") will be held at 10:00 a.m. on October 21, 2009, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Golden Valley, Minnesota. At the meeting, shareholders of the Acquired Fund will consider the following proposals:

- To approve an Agreement and Plan of Reorganization (the "Plan") between the AZL TargetPlus Balanced Fund, which is a series of the Allianz Variable Insurance Products Trust (the "VIP Trust"), and the AZL Balanced Index Strategy Fund (the "Acquiring Fund"), which is a series of the Allianz Variable Insurance Products Fund of Funds Trust. Under the Plan, the Acquiring Fund would acquire all of the assets and assume all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund, which would be distributed proportionately to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, and the assumption of the Acquired Fund's liabilities; and
- Such other business as may properly come before the meeting, or any adjournment of the meeting.

The Acquired Fund issues and sells shares to certain separate accounts of Allianz Life Insurance Company of North America ("Allianz Life") and Allianz Life Insurance Company of New York ("Allianz Life of NY"). The separate accounts hold shares of mutual funds, including the Acquired Fund, which serve as a funding vehicle for benefits under variable annuity contracts issued by Allianz Life and Allianz Life of NY. As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY are the sole shareholders of the Acquired Fund and are entitled to vote all of the shares of the Acquired Fund. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Acquired Fund in accordance with instructions given by the owners of variable annuity contracts for which the Fund serves as a funding vehicle. This Notice is being delivered to owners of variable annuity contracts who, by virtue of their ownership of the contracts, beneficially owned shares of the Acquired Fund on the record date, so that they may instruct Allianz Life and Allianz Life of NY how to vote the shares of the Acquired Fund underlying their contracts.

Shareholders of record at the close of business on July 20, 2009, are entitled to vote at the meeting.



                                        By order of the Board of Directors

                                        Michael J. Radmer, Secretary

August 7, 2009

                       YOU CAN VOTE QUICKLY AND EASILY.

    PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION FORM.

                  PROXY STATEMENT/PROSPECTUS - AUGUST 7, 2009

         ACQUIRED FUND                             ACQUIRING FUND
AZL TargetPlus[SM] Balanced Fund AZL[R]   Balanced Index Strategy Fund
  ("TargetPlus Balanced Fund")            ("Balanced Index Strategy Fund")

This proxy statement/prospectus describes a proposed Agreement and Plan of Reorganization (the "Plan") pursuant to which the outstanding shares of the TargetPlus Balanced Fund, which serves as a funding vehicle for your variable annuity contract, (the "Acquired Fund") would be exchanged for shares of the Balanced Index Strategy Fund (the "Acquiring Fund"). Both the Acquiring Fund and the Acquired Fund (each a "Fund" and together the "Funds") are named above. The Acquired Fund is a series of the Allianz Variable Insurance Products Trust (the "VIP Trust"); the Acquiring Fund is a series of the Allianz Variable Insurance Products Fund of Funds Trust (the "FOF Trust"). The address of the Funds is 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. The phone number of the Funds is 877-833-7113.


         THE BOARD OF TRUSTEES OF THE VIP TRUST UNANIMOUSLY RECOMMENDS
                             APPROVAL OF THE PLAN.

THESE SECURITIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR AN AFFILIATE OF ANY BANK, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER AGENCY OF THE UNITED STATES, OR ANY BANK OR AN AFFILIATE OF ANY BANK; AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF VALUE.

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the "1940 Act") and files reports, proxy materials, and other information with the SEC (Investment Company Act file no. 811-09491). These reports, proxy materials, and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request e-mailed to publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed on-line or downloaded from the SEC's Web site at http://www.sec.gov.

You should retain this proxy statement/prospectus for future reference. It sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. Additional information is set forth in the Statement of Additional Information, dated the same date as this proxy statement/prospectus, relating to this proxy statement/prospectus. A current prospectus for the Acquiring Fund, which gives a detailed description of the Acquiring Fund's policies, strategies, and restrictions, accompanies this proxy statement/prospectus.

This proxy statement/prospectus was first mailed to contract owners on or about August 7, 2009.

WHERE TO GET MORE INFORMATION

FUND REPORTS:               THE ACQUIRING FUND:      THE ACQUIRED FUND:
Prospectus dated April 27,  Accompanying, and        Incorporated by reference into this
2009.                       incorporated by          proxy statement/prospectus. for a
                            reference into, this     Copy at no charge, call toll free
                            proxy                    877-833-7113 or write to the address
                            statement/prospectus.    given below this table.
Annual report for the       For a complete copy at
period ended December 31,   no charge, call toll-
2008; and semi-annual       free 877-833-7113 or
report for the period ended write to the address
June 30, 2008.              given below this table.

       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

THIS PROXY STATEMENT/PROSPECTUS:

Statement of Additional Information dated  Incorporated by reference into this proxy statement/prospectus. For a copy at no charge,
the same date as this proxy                call toll-free 1-800-624-0197 or write to Allianz VIP Trust, Advisory Management, A3-825,
statement/prospectus. This document        5701 Golden Hills Drive, Minneapolis, MN 55416.
contains information about both the
Acquired Fund and the Acquiring Fund.
To ask questions about this proxy          Call toll free 1-800-950-5972 ext. 37952 or write to: Allianz VIP Trust, Advisory
statement/prospectus.                      Management, A 3-825, 5701 Golden Hills Drive, Minneapolis, MN 55416.

ADDRESS:Allianz Variable Insurance Products Trust, 5701 Golden Hills Drive, Minneapolis, MN 55416.

       Allianz Variable Insurance Products Fund of Funds Trust, 5701 Golden Hills Drive, Minneapolis, MN 55416.


ABOUT THE ACQUIRED AND ACQUIRING FUNDS

The Acquired Fund issues and sells shares to separate accounts of Allianz Life Insurance Company of North America ("Allianz Life") and Allianz Life Insurance Company of New York ("Allianz Life of NY"). These separate accounts hold shares of mutual funds, including the Acquired Fund, which serve as funding vehicles for benefits under variable annuity contracts issued by Allianz Life and Allianz Life of NY (the "Contracts"). Each separate account has subaccounts that invest in the Acquired Fund and certain other mutual funds. Owners of the Contracts ("Contract Owners") allocate the value of their Contracts among these subaccounts. As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY are the sole shareholders of the Acquired Fund and are entitled to vote all of the shares of the Acquired Fund. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Acquired Fund in accordance with instructions given by the Contract Owners who are eligible to vote at the meeting.

The Funds all are open-end management investment companies. If the Plan is approved, the shares of the Acquiring Fund will be distributed proportionately by the Acquired Fund to the holders of its shares in complete liquidation of the Acquired Fund. Each Acquired Fund shareholder would become the owner of Acquiring Fund shares having a total net asset value equal to the total net asset value of that shareholder's holdings in the Acquired Fund.

The following information summarizes the proposed reorganization of the Acquired Fund into the Acquiring Fund (the "Reorganization").


HOW THE REORGANIZATION WILL WORK

* The Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Fund's liabilities.
* The Acquiring Fund will issue shares of beneficial interest to the Acquired Fund in an amount equal to the value of the assets that it receives from the Acquired Fund, less the liabilities it assumes. These shares will be distributed to the Acquired Fund's shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. The value of your interest in the subaccount investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccount that were invested in the Acquired Fund immediately before the Reorganization. You will not pay any sales charge in connection with this distribution of shares. If you already have an Acquiring Fund account, shares distributed in the Reorganization will be added to that account. As a result, when average cost is calculated for income tax purposes, the cost of the shares in the accounts you owned will be combined.


FUND INVESTMENT OBJECTIVES

The following table presents the investment objective for each of the Funds.

 ACQUIRED                    INVESTMENT OBJECTIVE                  ACQUIRING                   INVESTMENT OBJECTIVE
   FUND                                                               FUND
TARGETPLUS   Long-term capital appreciation with preservation of    BALANCED   Long-term capital appreciation with preservation of
 BALANCED           capital as an important consideration            INDEX            capital as an important consideration
   FUND                                                             STRATEGY
                                                                      FUND

                                       2
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

                               TABLE OF CONTENTS

SECTION A -- Proposal.......................................................4
  PROPOSAL: Approve or Reject the Agreement and Plan of Reorganization......4
    SUMMARY.................................................................4
      How the Reorganization Will Work......................................4
      Comparison of the Acquired Fund and the Acquiring Fund................5
      Comparison of Investment Objectives...................................5
      Comparison of Investment Strategies...................................5
      Comparison of Investment Policies.....................................10
      Risk Factors..........................................................10
      Performance...........................................................16
      Tax Consequences......................................................17
  FEES AND EXPENSES.........................................................18
  THE REORGANIZATION........................................................19
    Terms of the Reorganization.............................................19
    Conditions to Closing the Reorganization................................19
    Termination of the Plan.................................................20
    Tax Status of the Reorganization........................................20
    Reasons for the Proposed Reorganization and Board Deliberations.........20
    Boards' Determinations..................................................22
    Recommendation and Vote Required........................................22
SECTION B - Proxy Voting and Shareholder Meeting Information................23
SECTION C - Capitalization, Ownership of Fund Shares and Other Fund
     Information ...........................................................24
EXHIBIT A - Agreement and Plan of Reorganization...........................A-1

The prospectus for the Acquiring Fund accompanies this proxy statement/prospectus.


                                       3
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

SECTION A -- PROPOSAL

PROPOSAL: APPROVE OR REJECT THE AGREEMENT AND PLAN OF REORGANIZATION


SUMMARY
This proxy statement/prospectus is being used by the Acquired Fund to solicit voting instructions for the proposal to approve a Plan providing for the Reorganization of the Acquired Fund into the Acquiring Fund. A form of the Plan is included as Exhibit A.

The following is a summary. More complete information appears later in this proxy statement/prospectus. You should read the entire proxy statement/prospectus, exhibits and accompanying materials because they contain details that are not in this summary.


HOW THE REORGANIZATION WILL WORK
The following table shows the names of the Acquired Fund and the Acquiring Fund into which it will be merged.

-------------------------------------------------------
|     ACQUIRED FUND      |       ACQUIRING FUND       |
-------------------------------------------------------
|TargetPlus Balanced Fund|Balanced Index Strategy Fund|
-------------------------------------------------------

* The Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Fund's liabilities.
* The Acquiring Fund will issue shares of beneficial interest in an amount equal to the value of the assets that it receives from the Acquired Fund, less the liabilities it assumes. These shares will be distributed to the Acquired Fund's shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. The value of your interest in the subaccount investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccounts that were invested in the Acquired Fund immediately before the Reorganization.
* As part of the Reorganization, systematic transactions (such as bank authorizations and systematic payouts) currently set up for your Acquired Fund accounts will be transferred to your new Acquiring Fund account. If you do not want your systematic transactions to continue, please contact your financial representative to make changes.
* Neither the Acquired Fund nor the Contract Owners whose contract values are allocated to subaccounts investing in the Acquired Fund will pay any sales charge in connection with the Reorganization.
* After the Reorganization has been completed, contract values that were allocated to subaccounts investing in the Acquired Fund will be allocated to subaccounts investing in the Acquiring Fund. The Acquired Fund will be terminated.



                                       4
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

COMPARISON OF THE ACQUIRED FUND AND THE ACQUIRING FUND
The Acquired Fund and the Acquiring Fund:
* Are outstanding series of an open-end management investment company organized as a Delaware statutory trust.
* Have Allianz Investment Management LLC (the "Manager") as their investment adviser.
* Have the same policies for buying and selling shares and the same exchange rights.
* Have the same distribution policies.
* Are available only to Contract Owners who allocate contract value to a subaccount that invests in the Funds.


COMPARISON OF INVESTMENT OBJECTIVES
The following table presents the investment objectives for the Funds.

 ACQUIRED                    INVESTMENT OBJECTIVE                  ACQUIRING                   INVESTMENT OBJECTIVE
   FUND                                                               FUND
------------------------------------------------------------------------------------------------------------------------------------
TARGETPLUS   Long-term capital appreciation with preservation of    BALANCED   Long-term capital appreciation with preservation of
 BALANCED           capital as an important consideration            INDEX            capital as an important consideration
   FUND                                                             STRATEGY
                                                                      FUND

COMPARISON OF INVESTMENT STRATEGIES
Both Funds maintain a similar investment objective, seeking to provide long-term capital appreciation with preservation of capital as an important consideration. The Acquired Fund seeks to achieve this objective by investing primarily in a diversified portfolio of equity and fixed income securities; the Acquiring Fund invests primarily in a combination of underlying index funds, including a bond index fund. Under normal conditions, both Funds target the same equity to fixed income allocation: 40-60% of total assets in equities and 40-60% in fixed income. Both Funds include investments in larger-, mid- and smaller-capitalization companies; however, the Acquiring Fund has relatively greater exposure to larger-capitalization companies and relatively less exposure to mid- and smaller-capitalization companies than the Acquired Fund. Both Funds include investments in non-U.S. investments; the non-U.S. exposure for the Acquiring Fund is relatively less than the Acquired Fund.

The TargetPlus Balanced Fund is subadvised by First Trust Advisors L.P. ("First Trust") for the equity portions of its portfolio and by Pacific Investment Management Company LLC ("PIMCO") for the fixed income portions of its portfolio. The Acquiring Fund is not subadvised.

Detailed strategies for the Acquired Fund and the Acquiring Fund are set forth below.

PRINCIPAL INVESTMENT STRATEGIES FOR THE TARGETPLUS BALANCED FUND (ACQUIRED
FUND):

The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of equity and fixed income securities. The Fund may invest a significant portion of its total assets in securities of non-U.S. companies.

In seeking to achieve the Fund's investment objective, the Manager allocates the Fund's assets between the Fund's equity portfolio (the "Equity Portfolio") and the Fund's fixed income portfolio (the "Fixed Income Portfolio") in pursuit of a balanced investment program. Under normal market conditions, the Manager will allocate 40% to 60% of the Fund's assets to the Equity Portfolio and the remaining balance of the Fund's assets to the Fixed Income Portfolio. This does not, however, restrict the Manager's ability to go above or below this range where the Manager considers it appropriate. First Trust serves as subadviser for the Equity Portfolio and PIMCO serves as subadviser for the Fixed Income Portfolio.

In the short term, allocations may vary from the Fund's target asset allocation. The Manager may change the asset allocation between the Fund's two portfolios from time to time if it believes that doing so will increase the Fund's ability to achieve its investment objective.

The Fund may also allocate up to 5% of its respective net assets to (a) index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. The Fund may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. This strategy is intended to reduce the potential volatility of the Fund's investment performance and may limit the Fund's ability to benefit from rising markets while protecting the Fund in declining markets. The Fund may pursue this strategy by investing directly or


                                       5
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009
indirectly through unregistered investment pools that are not Permitted Underlying Funds and that are managed by either the Manager, affiliates of the Manager, or unaffiliated investment managers.

EQUITY PORTFOLIO

The Fund's Equity Portfolio invests in the common stocks of companies that are identified by a model based on five separate strategies.

   o  Approximately 20% in The Dow[R] Target Dividend
      Strategy,

   o  Approximately 20% in the Value Line[R] Target 25
      Strategy,

   o  Approximately 20% in the Target Small-Cap 15 Strategy,

   o  Approximately 20% in the Global Dividend Target 15 Strategy, and

   o  Approximately 20% in the NYSE[R] International Target 25
      Strategy

The securities for each strategy are selected annually on or about the last business day before each Stock Selection Date. The "Stock Selection Date" will be on or about December 1 of each year. For all of the strategies, First Trust generally follows a buy and hold strategy, trading as soon as practicable to the Stock Selection Date and/or when required by cash flow activity in the Equity Portfolio. First Trust may also trade because of mergers and acquisitions if the original stock is not the surviving company and to reinvest dividends.

Between Stock Selection Dates, when cash inflows and outflows require, First Trust purchases and sells common stocks for each of the strategies according to the approximate current percentage relationship among the shares of the stocks.

Certain provisions of the 1940 Act, as amended, limit the ability of the Fund to invest more than 5% of the Fund's total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities ("Securities Related Companies"). If a Securities Related Company is selected by the strategy described above, First Trust may depart from the investment strategy for the Fund's Equity Portfolio only to the extent necessary to maintain compliance with these provisions. Any amount that cannot be allocated to a Securities Related Company because of the 5% limit will be allocated among the remaining portfolio securities in proportion to the percentage relationships determined by the strategy.

THE DOW[R] TARGET DIVIDEND STRATEGY

This investment strategy looks for common stocks issued by companies that are expected to provide income and have the potential for capital appreciation. The Dow[R] Target Dividend Strategy seeks to achieve its objective by investing approximately equal amounts in the common stock of the 20 companies included in the Dow Jones U.S. Select Dividend Index[SM] that have the best overall ranking on both the change in return on assets over the last 12 months and price-to-book ratio.

First Trust selects the common stocks of the 20 companies in the following manner:

   o Starting with the 100 stocks in the Dow Jones U.S. Select Dividend Index[SM], First Trust ranks the stocks from best (1) to worst (100) based on two factors:

        o Change in return on assets over the last 12 months. An increase in return on assets generally indicates improving business fundamentals.

        o Price-to-book ratio. A lower, but positive, price-to-book ratio is generally used as an indication of value.

   o First Trust then selects an approximately equally-weighted portfolio of the 20 stocks with the best overall ranking on the two factors.

VALUE LINE[R] TARGET 25 STRATEGY

The Value Line[R] Target 25 Strategy seeks to achieve its objective by investing in 25 of the 100 stocks to which Value Line[R] gives a #1 ranking for "Timeliness{trademark}" based on the Value Line Investment Survey[R]. The 25 stocks are selected on the basis of certain positive financial attributes. Value Line[R] ranks approximately
1,700 stocks, of which only 100 are given their #1 ranking for Timeliness[TM], which reflects Value Line's view of their probable price performance during the


                                       6
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009
next six to 12 months relative to the others. Value Line[R] bases its rankings on a long-term trend of earnings, prices, recent earnings, price momentum, and earnings surprise. The 25 stocks are selected annually from the 100 stocks with the #1 ranking on or about the last business day before each Stock Selection Date.

Companies that, as of the Stock Selection Date, Value Line[R] has announced will be removed from Value Line's #1 ranking for Timeliness[TM] will be removed from the universe of securities from which stocks are selected for the Fund.

First Trust selects the common stocks of the 25 companies in the following manner:

   o Starting with the 100 stocks to which Value Line[R] gives the #1 ranking for Timeliness[TM], First Trust removes from consideration the stocks of companies considered to be financial companies and the stocks of companies whose shares are not listed on a U.S. securities exchange.

   o First Trust then ranks the remaining stocks from the best (1) to worst (100) on the following four factors:

        o  6-month price appreciation, and

        o  12-month price appreciation, and

        o  Return on assets, and

        o  Price to cash flow.

   o First Trust adds up the numerical ranks achieved by each company in the above steps and selects the 25 stocks with the lowest sums.

The selected stocks are weighted by market capitalization subject to the restriction that no stock will comprise less than approximately 1% or more than 7.5% of the Value Line[R] Target 25 Strategy portion of the portfolio on or about the Stock Selection Date. The securities will be adjusted on a proportional basis to accommodate this constraint.

TARGET SMALL-CAP 15 STRATEGY

The Target Small-Cap Strategy seeks to achieve its objective by investing in the stocks of 15 small-capitalization companies that have recently exhibited certain positive financial attributes.

First Trust selects the stocks of the 15 companies for this strategy in the following manner:

   o First Trust begins with the stocks of all U.S. corporations that trade on the New York Stock Exchange (NYSE[R]), the NYSE
      Amex, or the Nasdaq Stock market (Nasdaq) (excluding limited partnerships, American Depositary Receipts, and mineral and oil royalty trusts) on or about the Stock Selection Date.

   o First Trust then selects companies that have a market capitalization between $500 million and $2.5 billion and whose stock has an average daily trading volume of at least $1 million.

   o First Trust then selects those stocks with positive three-year sales growth.

   o From those stocks, First Trust selects the stocks whose most recent 12 month's earnings are positive.

   o First Trust eliminates any stock whose price has appreciated by more than 75% in the preceding 12 months.

   o Finally, First Trust selects the 15 stocks with the greatest price appreciation in the previous 12 months. Each of the stock's weighting in the portfolio is based on its relative market capitalization (highest to lowest).

GLOBAL DIVIDEND TARGET 15 STRATEGY

The Global Dividend Target 15 Strategy seeks to achieve its objective by investing in the common stocks of certain companies included in the Dow Jones Industrial Average[SM] (DJIA[SM]), the Financial Times Ordinary Index (FT30 Index or Financial Times 30 Index), and the Hang Seng Index[SM]. This strategy invests in the common stocks of the five companies with the lowest per share stock price of the ten companies in each of the DJIA[SM], the FT30 Index and the Hang Seng Index, respectively, which have the highest indicated annual dividend yields ("Dividend Yields") in their respective index. First Trust selects the common stocks for this strategy in the following manner:

   o First Trust determines the Dividend Yield on each common stock in the DJIA[SM], the FT30 Index and the Hang Seng Index;


                                       7
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

   o First Trust determines the ten companies in each of the DJIA[SM], the FT30 Index, and the Hang Seng Index that have the highest Dividend Yield in the respective index; and

   o From those companies, First Trust then selects an approximately equally weighted portfolio of the common stocks of the 5 companies in each index with the lowest price per share.

NYSE[R] INTERNATIONAL TARGET 25 STRATEGY

This strategy invests in the common stocks of 25 companies selected from the stocks included in the NYSE International 100 Index[R]. The NYSE
International 100 Index[R] consists of the 100 largest non-U.S.
stocks trading on the New York Stock Exchange.

First Trust selects the stocks of the 25 companies for this strategy in the following manner:

   o First Trust begins with the stocks included in the NYSE International 100 Index[R] on or about the Stock Selection Date.

   o First Trust then screens for liquidity by eliminating companies with average daily trading volume for the prior three months below $300,000.

   o First Trust then ranks the remaining stocks based on two factors: price-to-book ratio, and price-to-cash flow ratio. Lower, but positive price-to-book ratios and price-to-cash flow ratios are generally used as an indication of value.

   o *From those companies, First Trust then selects an approximately equally weighted portfolio of the 25 stocks with the best overall ranking based on the two factors.

Under unusual circumstances, the Fund's Equity Portfolio may allocate cash flows to cash or cash equivalents, or, pro rata, to the remaining common stocks in the strategy, or may sell an existing position. Unusual circumstances may include material adverse developments concerning the issuer of the stock, such as potential insolvency or fraud.

FIXED INCOME PORTFOLIO

For the Fund's Fixed Income Portfolio, the Manager may allocate from 0% to 100% of the Fund's assets allocated to the Fixed Income Portfolio to either of two separate strategies: the Total Return Strategy and the Diversified Income Strategy. The Manager may change the allocation between the two Fixed Income strategies at any time if it believes that doing so will increase the Fund's ability to achieve its investment objective.

For Fixed Income Portfolio, "Fixed Income Instruments" include:

   o Securities issued or guaranteed by the U.S. government, and by its agencies or government-sponsored enterprises, some of which may not be guaranteed by the U.S. Treasury;

   o Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

   o  Mortgage-backed and other asset-backed securities;

   o  Inflation-indexed bonds issued both by governments and corporations;

   o Structured notes, including hybrid or "indexed" securities, and event-linked bonds;

   o  Loan participations and assignments;

   o  Delayed funding loans and revolving credit facilities;

   o Bank certificates of deposit, fixed time deposits, and bankers' acceptances;

   o  Repurchase agreements and reverse repurchase agreements;

   o Debt securities issued by states or local governments and their agencies, authorities, and other government-sponsored enterprises;

   o Obligations of non-U.S. governments or their subdivisions, agencies, and government-sponsored enterprises; and

   o  Obligations of international agencies or supranational entities.

                                       8
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

TOTAL RETURN STRATEGY

The Total Return Strategy seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in a diversified pool of Fixed Income Instruments (as defined above) of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this strategy normally varies within two years (plus or minus) of the duration of the Barclays Capital Aggregate Bond Index, which as of March 31, 2009 was 3.73 years.

The Total Return Strategy invests primarily in investment grade debt securities, but may invest up to 10% of the total assets allocated to the strategy in high yield securities ("junk bonds") rated B or higher by Moody's or equivalently rated by S&P[R] or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Total Return Strategy may invest up to 30% of the total assets allocated to it in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Total Return Strategy may invest up to 15% of its total assets in securities of issuers based in countries with developing (or "emerging market") economies. The Total Return Strategy will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of the total assets allocated to it. The Fund may also invest up to 10% of its total assets in preferred stocks.

The Total Return Strategy may invest all of the assets allocated to it in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Total Return Strategy may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques, such as buy backs or dollar rolls. The "total return" sought by the strategy consists of income earned on the strategy's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

DIVERSIFIED INCOME STRATEGY

The Diversified Income Strategy seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in a diversified pool of Fixed Income Instruments (as defined above) of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of the Diversified Income Strategy normally varies within a three- to eight-year time frame based on PIMCO's forecast for interest rates.

The Diversified Income Strategy may invest in a diversified pool of corporate fixed income securities of varying maturities. The Diversified Income Strategy may invest all of its assets in high yield securities ("junk bonds") subject to a maximum of 10% of its total assets in securities rated below B by Moody's or equivalently rated by S&P[R] or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

The Diversified Income Strategy may invest in securities denominated in foreign currencies and U.S.-dollar-denominated securities of foreign issuers. The Diversified Income Strategy may have foreign currency exposure (from non-U.S. dollar denominated securities or currencies) up to 100% of its total assets. In addition, the Diversified Income Strategy may invest without limit in fixed income securities of issuers that are economically tied to emerging securities markets. The Fund may also invest up to 10% of its total assets in preferred stocks.

The Diversified Income Strategy may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Diversified Income Strategy may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The total return sought by the Diversified Income Strategy consists of income earned on the Strategy's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Fund may engage in frequent trading in order to achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES FOR THE BALANCED INDEX STRATEGY FUND (ACQUIRING
FUND):

The Fund seeks to achieve its goal by investing primarily in a combination of five underlying index funds (the "Index Strategy Underlying Funds"). The AZL Enhanced Bond Index Fund is a bond index fund; the other four Index Strategy Underlying Funds are equity index funds.

   o  AZL Enhanced Bond Index Fund


                                       9
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

   o  AZL S&P 500 Index Fund

   o  AZL Mid Cap Index Fund

   o  AZL Small Cap Stock Index Fund

   o  AZL International Index Fund

Information regarding the investment policies of the Index Strategy Underlying Funds is located in the prospectus for the Acquiring Fund, which accompanies and is incorporated by reference into this proxy statement/prospectus, in the section called "Information About the Index Strategy Underlying Funds." Generally, the Fund will allocate its assets as follows: 40-60% in the underlying equity index funds and 40-60% in the underlying bond index fund.

The investment results of the Index Strategy Underlying Funds will vary. As a result, the portfolio management team monitors the allocations to the Index Strategy Underlying Funds daily and periodically adjusts the allocations. The performance and income distributions of each of the Index Strategy Underlying Funds will differ from the performance and income distributions of the underlying funds as a result of small variations in the Fund's allocations and any cash held in its portfolio.

The Fund may also allocate up to 5% of its respective net assets to (a) index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. The Fund may also invest, either directly or through the Index Strategy Underlying Funds, in exchange-traded funds (ETFs) for additional exposure to relevant markets. This strategy is intended to reduce the potential volatility of the Fund's investment performance and may limit the Fund's ability to benefit from rising markets while protecting the Fund in declining markets. The Fund may pursue this strategy by investing directly or indirectly through unregistered investment pools that are managed by either the Manager, affiliates of the Manager, or unaffiliated investment managers.

For temporary defensive purposes, the Fund may invest up to 100% of its assets in short-term U.S. Government securities, bank certificates of deposit, prime commercial paper, money market funds, and other high quality short-term fixed-income securities and repurchase agreements with respect to those securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.


COMPARISON OF INVESTMENT POLICIES
If shareholders of the Acquired Fund approve the Reorganization, they will be subject to the investment policies of the Acquiring Fund. The Funds have substantially similar investment policies. Other than as described herein, the Manager does not believe that the differences between the investment policies results in any material difference in the way the Funds are managed.

The Acquiring Fund is a "fund of funds" and diversifies its assets by investing primarily in the shares of other affiliated underlying mutual funds. The Fund may also invest in unaffiliated mutual funds and in other securities, including interests in both affiliated and unaffiliated unregistered investment pools. The Acquired Fund invests primarily in a diversified portfolio of equity and fixed income securities.


RISK FACTORS
As noted above, the investment objective and the principal investment strategies of the Acquired Fund and the Acquiring Fund are comparable. Consequently, the principal investment risks of the Funds also are comparable. The principal risks of investing in the Acquired Fund and the Acquiring Fund are shown in the table below. A discussion of each of the various principal risks follows the table.

Depending upon its assessment of changing market conditions, the subadviser of a Fund may emphasize particular asset classes or particular investments at any given time, which may change the risks associated with a Fund. The fact that a risk is not identified as a principal risk for a particular Fund does not mean that the Fund may not be subject to that risk. The Statement of Additional Information for the Acquiring Fund, which is incorporated by reference in this proxy statement/prospectus, contains detailed information on the Acquiring Fund's permitted investments and investment restrictions.


                                       10
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

RISK                                         TARGETPLUS BALANCED FUND (ACQUIRED FUND) BALANCED INDEX STRATEGY FUND(ACQUIRING FUND)
Market Risk                                                     X                                          X
Issuer Risk                                                     X                                          X
Selection Risk                                                  X
Allocation Risk                                                 X                                          X
Strategy Selection Risk                                         X
Investment Strategy Risk                                        X
Limited Management Risk                                         X
Capitalization Risk                                             X                                          X
Focused Investment Risk                                         X
Foreign Risk                                                    X                                          X
Emerging Markets Risk                                           X
Currency Risk                                                   X
Dividend Risk                                                   X
Interest Rate Risk                                              X                                          X
Credit Risk                                                     X                                          X
Security Quality Risk                                           X
Liquidity Risk                                                  X
Derivatives Risk                                                X                                          X
Mortgage-Related and Other Asset-Backed Risk                    X                                          X
Leveraging Risk                                                 X
License Termination Risk                                        X                                          X
Short Sale Risk                                                 X
Portfolio Turnover                                              X                                          X
Index Fund Risk                                                                                            X
Prepayment Risk                                                                                            X
Extension Risk                                                                                             X


* MARKET RISK: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. The value of the Fund's portfolio may fluctuate to a greater or lesser degree than fluctuations of the general stock market. For those Funds that invest in stocks of foreign companies, the value of the Fund's portfolio will be affected by changes in foreign stock markets and the special economic and other factors that might primarily affect stock markets in particular foreign countries and regions. Equity securities generally have greater price volatility than fixed income securities.
* ISSUER RISK: The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's products or services.
* SELECTION RISK: The Fund is an actively managed investment portfolio. The portfolio manager(s) make investment decisions for the Fund's assets. The investment approach of some Funds emphasizes buying and holding securities, even through adverse markets, while the investment approach of other Funds emphasizes frequent trading in order to take advantage of short-term market movements. However, there can be no guarantee they will produce the desired


                                       11
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009
   results and poor security selection may cause the Fund to underperform its benchmark index or other funds with similar investment objectives.
* ALLOCATION RISK: The risk that the Manager allocates assets in a manner which results in the Fund underperforming other funds with similar investment objectives. For those Funds where the Manager has limited discretion to allocate Fund assets among various underlying investments, the Fund's allocation structure may cause the Fund to underperform other funds of funds with similar investment objectives. For those Funds where the Manager has discretion to allocate Fund assets among various underlying investments which represent different asset classes, each underlying investment is subject to different levels and combinations of risk, depending on the Fund's exact asset allocation.
* STRATEGY SELECTION RISK: The risk that the Manager could allocate assets in a manner that will cause the Funds to underperform other funds with similar investment objectives. The Manager may have a potential conflict of interest in allocating Fixed Income Portfolio assets between the Diversified Income Strategy and the Total Return Strategy because the subadvisory fee rate it pays to the subadviser are different for the two strategies. However, the Manager is a fiduciary to the Funds and is legally obligated to act in their best interests when selecting strategies, without taking fees into consideration.
* INVESTMENT STRATEGY RISK: Certain strategies involve selecting common stocks that have high dividend yields relative to other common stocks comprising an index. The dividend yields of such stocks may be high relative to such other stocks because the share price of the stock has declined relative to such other stocks. The stocks selected may be out of favor with investors because the issuer is experiencing financial difficulty, has had or forecasts weak earnings performance, has been subject to negative publicity, or has experienced other unfavorable developments relating to its business. There can be no assurance that the negative factors that have caused the issuer's stock price to have declined relative to other stocks will not cause further decreases in the issuer's stock price, or that the dividend paid on the stock will be maintained.
   Certain strategies involve selecting common stocks of issuers that have experienced certain rates of growth in sales and stocks that have experienced recent price appreciation. There can be no assurance that the issuers whose stocks are selected will continue to experience growth in sales, or that the issuer's operations will result in positive earnings even if sales continue to grow. There further can be no assurance that the prices of such issuers' stocks will not decline.
   Value Line's Timeliness[TM] rankings reflect Value Line's views as to the prospective price performance of the #1 ranked stocks relative to other stocks ranked by Value Line[R]. There is no assurance that the #1 ranked stocks will actually perform better than other stocks and, as a result, the Fund may underperform other similar investments.
* LIMITED MANAGEMENT RISK: The Fund's strategy of investing in companies according to criteria determined on or about the last business day before each Stock Selection Date prevents the Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Fund from taking advantage of opportunities available to other funds.
* CAPITALIZATION RISK: To the extent the Fund invests significantly in small and/or mid-capitalization companies, it may have capitalization risk. These companies may present additional risk because they have less predictable earnings or no earnings, more volatile share prices and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the price of smaller companies' securities and the Fund's ability to sell them when the portfolio manager deems it appropriate. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. The value of some of the Fund's investments will rise and fall based on investor perception rather than economic factors.
* FOCUSED INVESTMENT RISK: The Fund invests in a limited number of securities, and the securities selected for the strategies used to manage this Fund may be issued by companies concentrated in particular industries, including consumer products and technology. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stock may react similarly and move in unison to these and other market conditions. As a result of these factors, stocks in which the Fund invests may be more volatile and subject to greater risk of adverse developments that may affect many of the companies in which the Fund invests, than a mixture of


                                       12
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009
   stocks of companies from a wide variety of industries. Generally, in the context of the total portfolio, these holdings may not be large enough to consider the Fund as a whole as concentrated.
* FOREIGN RISK: Because the Fund invests in securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country, including the risk of nationalization, expropriation or confiscatory taxation. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

* EMERGING MARKETS RISK: In addition to the risks described under "Foreign Risk", issuers in emerging markets may present greater risk than investing in foreign issuers generally. Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

* CURRENCY RISK: Funds that invest in securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational authorities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund's investments with exposure to foreign currency fluctuations may decline in value (in terms of the U.S. dollar) and reduce the returns of the Fund.
* DIVIDEND RISK: There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that if declared, they will either remain at current levels or increase over time.
* INTEREST RATE RISK: As nominal interest rates rise, the value of fixed income securities held by a Fund is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including Treasury Inflation-Protected Securities ("TIPS"), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.
* CREDIT RISK: The Fund could lose money if the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, or a loan of portfolio securities, is unwilling or unable to make payments of principal and/or interest in a timely manner, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Those Funds that are permitted to invest in municipal bonds are subject to the risk that litigation, legislation, or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.
* SECURITY QUALITY RISK: The Fund may invest in high yield, high risk debt securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund's ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose the value of its entire investment.
* LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell. Investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Restricted securities may be


                                       13
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009
   subject to liquidity risk because they may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. Funds with principal investment strategies that involve restricted securities, foreign securities, derivatives, companies with small market capitalization or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.
* DERIVATIVES RISK: The Fund may invest in derivatives. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and management risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, any Fund that invests derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument (for example, forward contracts and futures that are required to "cash settle") are not covered through ownership of the underlying security, financial instrument, or currency.
* MORTGAGE-RELATED AND OTHER ASSET-BACKED RISK: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If a Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool's obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages. An unexpectedly high or low rate of prepayments on a pool's underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. A Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.
* LEVERAGING RISK: Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery, or forward commitment transaction. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. In addition, leverage, including borrowing, may exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities.
* LICENSE TERMINATION RISK: The Fund relies on third party license(s) that permit the use of the intellectual property of such parties in connection with the name of the Fund and/or the investment strategies of the Fund. Such license(s) may be terminated by the licensors, and as a result, the Fund may lose its ability to use the licensed name as a part of the name of the Fund or to receive data from the third party as it relates to the investment strategy. Accordingly, in the event a license is terminated, the Fund may have to change its name or investment strategy(ies).
* SHORT SALE RISK: Short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. Certain of the Funds may also enter into short derivatives positions through futures contracts or swap agreements. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short


                                       14
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009
   sales involve the risk that losses may be exaggerated, potentially resulting in the loss of more money than the actual cost of the investment. Short sales "against the box" give up the opportunity for capital appreciation in the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.
* PORTFOLIO TURNOVER: The Fund may actively and frequently trade its portfolio securities or may turn over a significant portion of its portfolio securities in a single year. High portfolio turnover (100% or more) results in higher transaction costs and can adversely affect the Fund's performance.
* INDEX FUND RISK: The Fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance. The correlation between the performance of the Fund and the performance of the index may be affected by the Fund's expenses, changes in securities markets, selection of certain securities for the portfolio to represent the index, changes in the composition of the index, and the timing of purchases and redemptions of Fund shares.
* PREPAYMENT RISK: If interest rates fall, issuers of callable debt securities are more likely to prepay prior to the maturity date. The Underlying Fund may not be able to reinvest the proceeds from the prepayment in investments that will generate the same level of income.
* EXTENSION RISK: When interest rates rise, certain bond obligations will be paid in full by the issuer more slowly than anticipated, cause the value of the securities to fall.


                                       15
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

PERFORMANCE
Performance information for the Funds is shown below.

The following bar charts and tables provide an indication of the risks of an investment in the Funds by showing changes in their performance from year to year and by showing how the Funds' average annual returns for one year, five years and since inception (as applicable) compare with those of a broad measure of market performance.

Both the bar charts and the tables assume reinvestment of dividends and distributions, and reflect fee waivers. Without fee waivers, the Funds' performance would have been lower.

The performance of the Funds will vary from year to year. The Funds' performance does not reflect the cost of insurance and separate account charges which are imposed under your Contract. If they were included, performance would be reduced. Past performance does not indicate how the Funds will perform in the future.


TARGETPLUS BALANCED FUND (ACQUIRED FUND)

[Bar Chart Graphic - 2008: -24.20%]



    HIGHEST AND LOWEST QUARTER RETURNS (FOR PERIODS SHOWN IN THE BAR CHART) Highest (Q2, 2008) -2.71%
 Lowest (Q4, 2008)  -12.36%

AVERAGE ANNUAL TOTAL RETURNS

                                           INCEPTION ONE YEAR ENDED DECEMBER 31, 2008 SINCE INCEPTION
TargetPlus Balanced Fund                   5/1/2007              -24.40%                  -14.34%
Russell 3000 Index                                               -37.31%                  -24.66%
S&P 500 Index                                                    -37.00%                  -24.19%
Barclays Capital U.S. Aggregate Bond Index                        5.24%                    6.06%

The Fund's performance is measured against the Russell 3000[R]
Index, the Standard & Poor's 500 Index ("S&P 500 Index"), and Barclays Capital U.S. Aggregate Bond Index. The Russell 3000[R] Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The S&P 500 Index is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, that is a measure of the U.S. stock market as a whole. The Barclays Capital U.S. Aggregate Bond Index is a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects


                                       16
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009
the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.








BALANCED INDEX STRATEGY FUND (ACQUIRING FUND)

The performance bar charts and tables are not presented because the Fund has not had a full calendar year of operations. The Fund commenced operations July 10, 2009, and has no performance history prior to that date.




TABLE A-1

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

---------------------------------------------------------------------
|FUND (inception date)                  |LAST 1 YEAR|SINCE INCEPTION|
---------------------------------------------------------------------
|TargetPlus Balanced Fund (5/1/2007)    |  -24.40%  |    -14.34%    |
---------------------------------------------------------------------
|Balanced Index Strategy Fund(7/10/2009)|    N/A    |      N/A      |
---------------------------------------------------------------------



TAX CONSEQUENCES
If the separate accounts investing in the Funds and the Contracts are properly structured under the insurance company provisions of federal tax law (as the Manager believes is the case), the Reorganization will not be a taxable event for Contract Owners who have a portion of their variable annuity contract allocated to the Funds. The Reorganization is not expected to qualify as a tax-free reorganization for United States federal income tax purposes. The Manager has agreed to indemnify Contract Owners against any taxes imposed on them as a result of the treatment of the Reorganization as taxable or as a result of a judicial or administrative determination that the Reorganization, although treated by the parties as not tax-free, in fact was tax-free. CONTRACT OWNERS SHOULD CONSULT THEIR OWN TAX ADVISERS CONCERNING ANY POSSIBLE STATE INCOME TAX CONSEQUENCES OF THE REORGANIZATION.

For more information about the federal income tax consequences of the Reorganization, see the section entitled "Tax Status of the Reorganization."


                                       17
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

FEES AND EXPENSES

The following table describes the fees and expenses as of the end of the most recent fiscal year that you pay if you buy and hold shares of the Acquired Fund or of the Acquiring Fund. The table also shows estimated pro forma expenses of the Acquiring Fund assuming the proposed Reorganization had been effective during the most recent fiscal year, adjusted to reflect current fees. The table does not reflect the expenses that apply to the subaccounts or the Contracts. Inclusion of these charges would increase expenses for all periods shown. The fees and expenses below exclude the costs of the Reorganization. See "Reasons for the Proposed Reorganization and Board Deliberations" for additional information concerning the allocation of the costs of the Reorganization.



TABLE A-2

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

The following table is based on fund assets as of December 31, 2008.

                             TARGETPLUS BALANCED         BALANCED INDEX STRATEGY     BALANCED INDEX STRATEGY FUND - PRO FORMA WITH
                             FUND(ACQUIRED FUND)          FUND(ACQUIRING FUND)                       ACQUIRED FUND
------------------------------------------------------------------------------------------------------------------------------------
Management Fee              0.52% (a)                  0.05% (b)                       0.05% (c)
Distribution (12b-1) Fees   0.25% (d)                  --                              --
Underlying Fund Fees and    --                         0.63% (e)                       0.63% (e)
Expenses
Other Expenses              0.64%                      0.15%                           0.26%
Total Annual Fund           1.41%                      0.83%                           0.94%
Operating Expenses
Fee Waiver (f)              -0.41%                     --                              --
Net Annual Fund Operating   1.00%                      0.83%                           0.94%
Expenses (f)

(a)The management fee rate is the contractual rate charged for the Fund's most recent fiscal year, which ended December 31, 2008.
(b)The Balanced Index Strategy Fund commenced operations on July 10, 2009, and did not have any net assets or shares outstanding at December 31, 2008. The management fee rate shown therefore reflects what the rate would be under the current management fee schedule for the Acquiring Fund.
(c)The management fee rate shown reflects what the rate would be under the current management fee schedule for the Acquiring Fund based on the combined assets of the Funds for the fiscal year ended December 31, 2008.
(d)The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. The Fund pays Allianz Life Financial Services, LLC, the Fund's distributor, an annual fee of up to 0.25% of average daily net assets as payment for distributing its shares and providing shareholder services.
(e)Underlying Fund Fees and Expenses are incurred indirectly by the Acquiring Fund through the Fund's investment in the Index Strategy Underlying Funds and unregistered investment pools. Accordingly, Underlying Fund Fees and Expenses affect the Fund's total returns. Because these fees and expenses are not included in the Fund's Financial Highlights in the accompanying prospectus for the Acquiring Fund, the Fund's Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights table.
(f)The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense or, for the Acquiring Fund, Underlying Fees and Expenses), to 0.89% for TargetPlus Balanced Fund and to 0.20% for Balanced Index Strategy Fund through April 30, 2010. The Fund is authorized to reimburse the Manager for management fees previously waived and/or for the cost of Other Expenses paid by the Manager provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse the Manager in this manner only applies to fees paid or reimbursements made by the Manager within the three fiscal years prior to the date of such reimbursement. To the extent that such reimbursements to the Manager are expected in the upcoming year, the amount of the reimbursements, if any, is included in the financial statements in the Fund's shareholder reports and is reflected in Other Expenses in the table above.


                                       18
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

EXAMPLE: Use the following tables to compare fees and expenses of the Funds to other investment companies. The tables illustrate the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. The tables also show pro forma expenses of the Acquiring Fund assuming the proposed Reorganization had been in effect for the periods shown. The tables do not reflect the effect of any fee or expense waivers. The tables also do not reflect separate account or insurance contract fees and charges. An investor's actual costs may be different.




FUND                                                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
TargetPlus Balanced Fund (Acquired Fund)                      $102    $406    $732   $1,655
Balanced Index Strategy Fund (Acquiring Fund)                  $85    $265    $460   $1,025
Balanced Index Strategy Fund - Pro Forma with Acquired Fund    $96    $300    $520   $1,155



THIS EXAMPLE DOES NOT REPRESENT ACTUAL EXPENSES, PAST OR FUTURE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. THIS EXAMPLE DOES NOT REFLECT THE EXPENSES THAT APPLY TO THE SUBACCOUNTS OR THE CONTRACTS. INCLUSION OF THSE CHARGES WOULD INCREASE EXPENSES FOR ALL PERIODS SHOWN.


THE REORGANIZATION


TERMS OF THE REORGANIZATION
The Board has approved the Plan, a copy of which is attached as Exhibit A. The Plan provides for the Reorganization on the following terms:
* The Reorganization is scheduled to occur on the first day that the New York Stock Exchange is open for business following shareholder approval and receipt of any necessary regulatory approvals, but may occur on any later date agreed to by the Acquired Fund and the Acquiring Fund.
* The Acquired Fund will transfer all of its assets to the Acquiring Fund and, in exchange, the Acquiring Fund will assume the Acquired Fund's liabilities.
* The Acquiring Fund will issue shares to the Acquired Fund in an amount equal to the value of the assets that it receives from the Acquired Fund, less the liabilities assumed by the Acquiring Fund in the transaction. These shares will immediately be distributed by the Acquired Fund to its shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. As a result, shareholders (the separate accounts) of the Acquired Fund will become shareholders of the Acquiring Fund. Contract values that were allocated to subaccounts invested in the Acquired Fund will be allocated to subaccounts investing in the Acquiring Fund.
* Neither the Acquired Fund nor any Contract Owners whose contract values are allocated to subaccounts investing in the Acquired Fund will pay any sales charge in connection with the Reorganization.
* The net asset value of the Acquired Fund and the Acquiring Fund will be computed as of 3:00 p.m. Central time, on the closing date.
* After the Reorganization, the Acquired Fund will be terminated.

CONDITIONS TO CLOSING THE REORGANIZATION
The completion of the Reorganization for the Acquired Fund is subject to certain conditions described in the Plan, including:
* The Acquired Fund will have declared and paid a dividend that will distribute all of the Fund's taxable income, if any, to the shareholders (the separate accounts) of the Fund for the taxable years ending at or prior to the closing.
* The Funds will have received any approvals, consents, or exemptions from the SEC or any regulatory body necessary to carry out the Reorganization.
* An effective registration statement on Form N-14 will be on file with the SEC.
* The Contract Owners of the Acquired Fund who are eligible to provide voting instructions for the meeting will have approved the Plan.


                                       19
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

TERMINATION OF THE PLAN
The Plan and the transaction contemplated by it may be terminated and abandoned by resolutions of the Boards of Trustees of the Acquired Fund or the Acquiring Fund at any time prior to closing. In the event of a termination, there will be no liability for damages on the part of either the Acquired Fund or the Acquiring Fund, or the trustees, officers, or shareholders of the Acquired Fund or the Acquiring Fund.


TAX STATUS OF THE REORGANIZATION
If the separate accounts investing in the Acquired Fund and the Contracts are properly structured under the insurance company provisions of federal tax law (as the Manager believes is the case), the Reorganization will not be a taxable event for Contract Owners who have a portion of their variable annuity contract allocated to the Acquired Fund. The Reorganization is not expected to qualify as a tax-free reorganization for United States federal income tax purposes. Thus, the Acquired Fund generally will recognize gain or loss equal to the difference between the fair market value of their assets and their tax basis in such assets. Any unused excess capital loss carry forwards of the Acquired Fund will cease to exist after the Reorganization. The Acquired Fund expects that the amount of such unused capital loss carry forwards lost as a consequence of the Reorganization will not be material (and such lost attributes would have been significantly limited for federal income tax purposes even if the Reorganization qualified for tax-free treatment).
The exchange of Acquired Fund shares for Acquiring Fund shares pursuant to the Reorganization will be a taxable event for federal income tax purposes (as well as for state and local income tax purposes). If the separate accounts investing in the Acquired Fund and the related Contracts are properly structured under the insurance company provisions of federal tax law (the Manager believes is the case), then the separate accounts would be treated as the direct holder of the Acquired Fund shares. As such, the separate accounts will recognize gain or loss equal to the difference between the fair market value of the Acquiring Fund shares received pursuant to the Reorganization and the separate accounts' tax basis in the Acquired Fund shares surrendered therefore. Such gain or loss will be long-term capital gain or loss if the separate accounts' holding period for such Acquired Fund is more than one year at the Closing.
The Manager has agreed to indemnify Contract Owners against any taxes imposed on them as a result of the Reorganization being taxable or as a result of a judicial determination or administrative determination that the Reorganization, although treated by the parties as not tax-free, in fact was tax-free. CONTRACT OWNERS SHOULD CONSULT THEIR OWN TAX ADVISERS CONCERNING ANY POSSIBLE STATE INCOME TAX CONSEQUENCES OF THE REORGANIZATION.

REASONS FOR THE PROPOSED REORGANIZATION AND BOARD DELIBERATIONS
The Board believes that the proposed Reorganization will be advantageous to shareholders of the Acquired Fund based on its consideration of the following matters:
* TERMS AND CONDITIONS OF THE REORGANIZATION. The Board considered the terms and conditions of the Reorganization as described in the previous paragraphs.
* TAX CONSEQUENCES. The Board considered the tax consequences of the Reorganization for Contract Owners and for the Funds, as set forth in the section "Tax Status of the Reorganization," above.
* CONTINUITY OF INVESTMENT. The Board considered the compatibility of the Funds and the degree of similarity between the investment objectives and the principal investment strategies for the Acquired Fund and the Acquiring Fund. The Board considered the fact that the Acquired Fund and the Acquiring Fund have comparable investment objectives and policies, but principal investment strategies which differ insofar as the Acquiring Fund is a "fund of funds", while the Acquired Fund invests in a diversified portfolio of equity and fixed income securities. The Board took note of the fact that following the Reorganization shareholders of the Acquired Fund will be invested in a Fund holding a portfolio the characteristics of which are generally similar to those of the portfolio currently held by the Acquired Fund, except as described in this proxy statement.
* EXPENSE RATIOS. The Board considered the relative expenses of the Funds. The total operating expense ratio for the Acquiring Fund is lower than the total operating expense ratio for the Acquired Fund as of the end of the Acquired Fund's most recent fiscal year. The contractual management fee for the Acquiring Fund is lower than for the Acquired Fund, and the contractual management fees for both Funds do not include any breakpoints. The Acquired Fund is subject to Distribution (12b-1) Fees but not Acquired Fund Fees and Expenses; the Acquiring Fund, on the other hand, is subject to Acquired Fund Fees and Expenses but not Distribution (12b-1) Fees. The Acquiring Fund's Other Expenses are lower than those for the Acquired Fund. The Board considered the fact that, in sum, shareholders of the Acquired Fund may expect to incur lower overall fund expenses following the Reorganization.


                                       20
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

  The Board also considered the possibility that both higher aggregate net assets resulting from the Reorganization and the opportunity for net cash inflows, or reduced outflows, may reduce the risk that, if net assets of the Acquired Fund fail to grow, or even diminish, the Acquired Fund's total expense ratios could rise from current levels as fixed expenses become a larger percentage of net assets. The Board noted that both Funds are subject to expense limitation agreements that will remain in place through at least April 30, 2010. The Board considered the fact that the Acquired Fund currently operates with expenses above the respective caps and receives fee waivers from the Manager, but that the Acquiring Fund does not. The Board also considered the fact that following the Reorganization total fund operating expenses for the combined Fund, including expenses related to the Reorganization, are expected to reach the cap contained in the Acquiring Fund's expense limitation agreement and that the Manager is expected to absorb expenses related to the merger through fee waivers. Net Annual Fund Operating Expenses nevertheless are expected to be less for the Acquiring Fund after the Reorganization than for the Acquired Fund.
* ECONOMIES OF SCALE. The Board considered the advantage of combining Funds with comparable investment objectives. The Board believes that the combined Fund may have the opportunity to take advantage of the economies of scale associated with a larger fund. The combined Fund may have better prospects for growth than the Funds separately. For example, a larger fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility. Furthermore, as indicated above, fixed expenses, such as audit expenses and accounting expenses that are charged on a per fund basis, may be reduced.
* COSTS. The Board noted that the Acquired Fund will bear the expenses of printing and mailing communications to Contract Owners who beneficially owned its shares and that all other expenses of the Reorganization, including accounting, legal, and custodial expenses, and any costs related to repositioning of the Acquiring Fund's portfolios after the Reorganization, will be allocated equally among the Acquired Fund and the Acquiring Fund. The Board also noted that the estimated total reorganization costs, including repositioning costs, would be less than $0.01 per share of the combined Fund. The Board considered the Manager's analysis showing that the reduction in annual operating expenses for the Acquired Fund and the Acquiring Fund resulting from the Reorganization is likely to be greater than or equal to the expenses of the Reorganization to be borne by the Acquired Fund or Acquiring Fund, as the case may be.
* DILUTION. The Board considered the fact that the Reorganization will not dilute the interests of the current Contract Owners with contract values allocated to subaccounts investing in the Acquired Fund because it would be effected on the basis of the relative net asset value per share of the Acquired Fund and the Acquiring Fund, respectively. Thus, subaccounts holding shares of the Acquired Fund will receive shares of the Acquiring Fund equal in value to their shares in the Acquired Fund.
* PERFORMANCE AND OTHER FACTORS. The Board considered the relative performance records of the Funds. The Board noted that neither Fund has accumulated any significant track record; the Acquired Fund commenced operations on May 1, 2007, and the Acquiring Fund commenced operations on July 10, 2009. Therefore, the Board also considered the overall track record of the Manager in managing other funds with similar investment objectives and allocation strategies. Although the Board was cognizant of the fact that an investment adviser's past performance is no guarantee of its future results, the Board did recognize that the overall track record of the Manager could help attract more assets and increase shareholder confidence in the combined Fund. The Board concluded that increased inflows, or reduced outflows, could lead to further economies of scale (see "Economies of Scale" above).
  The Board also considered the fact that the Funds have similar investment objectives. The Reorganization should allow for a concentrated selling effort, thereby potentially benefiting shareholders of the combined Funds.
* POTENTIAL EFFECTS ON THE MANAGER. The Board also considered the potential benefits from the Reorganization that could be realized by the Manager. The Board recognized that the potential benefits to the Manager consist principally of economies of scale and the elimination of expenses incurred in duplicative efforts to administer separate funds. The Board also noted, however, that shareholders of the Acquired Fund will benefit over time from any long-term decrease in overall operating expense ratios resulting from the proposed Reorganization. The Board noted that the proposed Reorganization would affect the amount of management fees that the Manager retains after payment of the subadvisory fees. The table below assumes that the Reorganization has taken place. See Table A-2 above for information concerning current management fees for both Funds.


                                       21
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

FUND                                                        MANAGEMENT FEE RETAINED AFTER PAYMENT OF SUBADVISORY FEE (1)
----------------------------------------------------------------------------------------------------------------------------
TargetPlus Balanced Fund (Acquired Fund)                                               0.17%
Balanced Index Strategy Fund (Acquiring Fund)                                       0.05%(2)(3)
   Weighted Average Before Reorganization                                              0.17%
BALANCED INDEX STRATEGY FUND - PRO FORMA WITH ACQUIRED FUND                           0.05%(3)

 (1)Calculations are as of May 31, 2009, based on assets under management at May 31, 2009.
 (2)The Acquiring Fund had no net assets under management at May 31, 2009. The rate shown is the current management fee for the Acquiring Fund.
 (3)The Manager does not pay subadvisory fees out if its management fee for the Acquiring Fund. Underlying Fund Fees and Expenses are not factored into this table.


The Board did not assign relative weights to the foregoing factors or deem any one or group of them to be controlling in and of themselves.


BOARD DETERMINATIONS
After considering the factors described above and other relevant information at an in-person meeting held on June 10, 2009, the Board of Trustees of the Acquired Fund, including a majority of the independent Board members found that participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of existing Contract Owners with contract values allocated to subaccounts investing in the Acquired Fund would not be diluted as a result of the Reorganization.

The Board of Trustees of the Acquiring Fund approved the Plan at the meeting held on June 10, 2009. Among other factors, the Board members considered the terms of the Plan, the provisions intended to avoid the dilution of Contract Owners' interests, and the anticipated tax consequences of the Reorganization. The Board found that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of existing Contract Owners with contract values allocated to subaccounts investing in the Acquiring Fund will not be diluted as a result of the Reorganization.


RECOMMENDATION AND VOTE REQUIRED
The Board recommends that Contract Owners who are entitled to vote at the meeting approve the proposed Plan. Approval of the Plan requires the affirmative vote, in person or by proxy, of a majority of the voting power of the outstanding shares of the Acquired Fund as the record date, July 20, 2009. Each share is entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value per share held by a shareholder on the record date. If the Plan is not approved, the Board will consider what further action should be taken.

If shareholder approval is obtained, the Reorganization is scheduled to be effective on or about October 23, 2009.


                                       22
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

SECTION B - PROXY VOTING AND SHAREHOLDER MEETING INFORMATION
REFERENCE TO THE "FUND" IN THIS SECTION IS A REFERENCE TO THE ACQUIRED FUND.

A special meeting of shareholders of the Acquired Fund will be held as specified in the Notice of Special Meeting that accompanies this proxy statement/prospectus. At the meeting, shareholders (the separate accounts) will vote their shares of the Acquired Fund.

You have the right to instruct Allianz Life and Allianz Life of NY (together, "Allianz") on how to vote the shares of the Acquired Fund held under your Contract. The number of Fund shares for which you may provide instructions will be based on the dollar amount of Fund shares that you own beneficially through the subaccount accumulation units and/or annuity units in your Contract on the record date. Each accumulation unit or annuity unit represents a specified dollar value and a specified number of Fund shares. For each dollar of value, the Contract Owner is permitted to vote one Fund share. We count fractional votes. If you execute and return your voting instruction form, but do not provide voting instructions, Allianz will vote the shares underlying your Contract in favor of the proposal described above. Allianz will vote any shares for which it does not receive a voting instruction form, and any shares which it or its affiliates hold for their own account, in proportionately the same manner as shares for which it has received voting instructions. Allianz will not require voting instructions for a minimum number of shares, and therefore a small number of shareholders could determine the outcome of any proposal.

For the Meeting to proceed, there must be a quorum. This means that at least 25% of a Fund's shares must be represented at the Meeting either in person or by proxy. Because Allianz is the only shareholder of the Funds, its presence at the Meeting in person or by proxy will meet the quorum requirement.

You may revoke your voting instructions up until voting results are announced at the Meeting or at any adjournment of the Meeting by giving written notice to Allianz prior to the Meeting by mail to Allianz Variable Insurance Products Trust, c/o Advisory Management, A3-825, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, by executing and returning to Allianz a voting instruction form with a later date, or by attending the Meeting and voting in person. If you need a new voting instruction form, please call the Fund at 1-800-950-5872 ext. 35857, and a new voting instruction form will be sent to you. If you return an executed form without voting instructions, your shares will be voted "FOR" the proposal.

The Acquired Fund will pay all costs of solicitation, including the cost of preparing and mailing the Notice of a Special Meeting of shareholders and this proxy statement/prospectus to Contract Owners. Representatives of the Manager, without cost to the Fund, also may solicit voting instructions from Contract Owners by means of mail, telephone, or personal calls.


DISSENTERS' RIGHTS OF APPRAISAL. There are no appraisal or dissenters' rights for shareholders of the Acquired Fund. Delaware law does not grant beneficiaries of statutory trusts who dissent from approval of the Reorganization the right to demand an appraisal for their interests and payment of their fair cash value. As a result, shareholders who object to the Reorganization do not have a right to demand a different payment for their shares of beneficial interest.

OTHER MATTERS. Management of the Funds anticipates that an election of Trustees and ratification of the auditors also will be conducted at the Meeting. You will receive a separate proxy statement containing information regarding these other matters if you are eligible to vote on them. Otherwise, management of the Funds knows of no other matters that may properly be, or that are likely to be, brought before the Meeting. However, if any other business shall properly come before the Meeting, the persons named on the voting instruction form intend to vote thereon in accordance with their best judgment.

ADJOURNMENT. In the event that voting instructions received by the time scheduled for the meeting are not sufficient to approve the Reorganization, representatives of Allianz may move for one or more adjournments of the meeting for a period of not more than 120 days in the aggregate to allow further solicitation of voting instructions on the proposals. Any adjournment requires the affirmative vote of a majority of the voting power of the shares present at the meeting. Representatives of Allianz will vote in favor of adjournment. The Acquired Fund will pay the costs of any additional solicitation and of any adjourned meeting. A shareholder vote may be taken on one or more of the items in this proxy statement prior to adjournment if sufficient voting instructions have been received.


                                       23
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

SECTION C - CAPITALIZATION, OWNERSHIP OF FUND SHARES AND OTHER FUND INFORMATION IN THIS SECTION REFERENCE TO THE "FUND" IS A REFERENCE TO THE ACQUIRING FUND AND THE ACQUIRED FUND.

This section contains the following information about the Funds:

TABLE   CONTENT

        (all information is shown for the fiscal year ended December 31, 2008, unless noted otherwise)

C-1 Actual and pro forma capitalization of the Acquired Fund and the Acquiring Fund

C-2     Actual and pro forma ownership of Fund shares




CAPITALIZATION

The following table shows the capitalization of the Funds at December 31, 2008, and on a pro forma basis, assuming the proposed Reorganization had taken place.

TABLE C-1. ACTUAL AND PRO FORMA CAPITALIZATION OF THE ACQUIRED FUND AND THE ACQUIRING FUND

FUND                                                            NET ASSETS  NET ASSET VALUE PER SHARE SHARES OUTSTANDING
TargetPlus Balanced Fund (Acquired Fund)*                       $49,349,752           $7.59               6,503,800
Balanced Index Strategy Fund (Acquiring Fund)**                     N/A                N/A                   N/A
Adjustments***                                                   -$73,500              --                 -1,576,175
Balanced Index Strategy Fund - Pro Forma with the Acquired Fund $49,276,252          $10.00               4,927,625

* The number of Fund shares for which you may provide instructions will be based on the dollar amount of Acquired Fund shares that you own beneficially through the subaccount accumulation units and/or annuity units in your Contract on the record date.


**The Balanced Index Strategy Fund commenced operations on July 10, 2009, and did not have any net assets or shares outstanding at December 31, 2008.


***The adjustment to net assets represents the impact as a result of the estimated Reorganization fees and expenses that will be paid by the Funds, and the adjustment to shares outstanding represents the impact as a result of the shares being issued by the Acquiring Fund to the Acquired Fund shareholders.




OWNERSHIP OF FUND SHARES

The following table provides information on shareholders who owned more than 5% of each Fund's outstanding shares at the record date. At the record date, officers and directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

TABLE C-2. ACTUAL AND PRO FORMA OWNERSHIP OF FUND SHARES [ADD UPON AMENDMENT]

FUND                                  5% OWNERS              PERCENT OF SHARES          PERCENT OF SHARES HELD FOLLOWING THE
                                                                   HELD                            REORGANIZATION
----------------------------------------------------------------------------------------------------------------------------------
TargetPlus Balanced Fund    Allianz Life Variable Account        [00.00]%                               N/A
                                          B
Balanced Index Strategy     Allianz Life Variable Account        [00.00]%                             [00.00]%
Fund                                      B








                                       25
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

EXHIBIT A -AGREEMENT AND PLAN OF REORGANIZATION


THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of June 10, 2009, (the "Agreement") is by and among the Allianz Variable Insurance Products Trust (the "VIP Trust" or the "Selling Trust"), a Delaware statutory trust, on behalf of its series, the AZL TargetPlus Balanced Fund (the "Acquired Fund"), and the Allianz Variable Insurance Products Fund of Funds Trust (the "FOF Trust" or the "Buying Trust") on behalf of its series, the AZL Balanced Index Strategy Fund (the "Acquiring Fund"), and Allianz Investment Management LLC (solely for the purposes of Section 11 of the Agreement).

The following table shows the name of the Acquired Fund and the Acquiring Fund that will be parties to the reorganization.



---------------------------------------------------------------
|       ACQUIRED FUND        |         ACQUIRING FUND         |
---------------------------------------------------------------
|AZL TargetPlus Balanced Fund|AZL Balanced Index Strategy Fund|
---------------------------------------------------------------


In consideration of their mutual promises, the parties agree as follows:

1. SHAREHOLDER APPROVAL. The Acquired Fund will call a meeting of its shareholders for the purpose of approving the Agreement and the transactions it contemplates. The reorganization between the Acquiring Fund and the Acquired Fund is referred to hereinafter as the "Reorganization." The Acquiring Fund agrees to furnish data and information, as reasonably requested, for the proxy statement to be furnished to shareholders of the Acquired Fund.

2. REORGANIZATION.
   a. Plan of Reorganization. The Reorganization is not intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). At the Closing (as defined below), the Selling Trust will convey all of the assets of the Acquired Fund to the Acquiring Fund. The Acquiring Fund will assume all liabilities of the Acquired Fund. At the Closing, the Buying Trust will deliver shares of the Acquiring Fund, including fractional shares, to the Selling Trust. The number of shares will be determined by dividing the aggregate net asset value of the shares of the Acquired Fund, computed as described in
      Section 3(a), by the net asset value of one share of the Acquiring Fund, computed as described in Section 3(b). The Acquired Fund will not pay a sales charge on the receipt of Acquiring Fund shares in exchange for the assets of the Acquired Fund. In addition, the separate account shareholders of the Acquired Fund will not pay a sales charge on distribution to them of shares of the Acquiring Fund.
   b. Closing and Effective Time of the Reorganization. The Reorganization and all related acts necessary to complete the Reorganization (the "Closing") will occur on the first day on which the New York Stock Exchange (the "NYSE") is open for business following approval of contract owners of the Acquired Fund and receipt of all necessary regulatory approvals, or such later date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date of the Closing or at such other time as an authorized officer of the FOF Trust shall determine (the "Effective Time").

3. VALUATION.
   a. The aggregate net asset value of the shares of the Acquired Fund will be computed as of the close of regular trading on the NYSE on the day of Closing (the "Valuation Date") using the valuation procedures in the Acquired Fund's prospectus.
   b. The net asset value per share of shares of the Acquiring Fund will be determined as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures in the Acquiring Fund's prospectus.
   c. At the Closing, the Acquired Fund will provide the Acquiring Fund with a copy of the computation showing the valuation of the aggregate net asset value of the shares of the Acquired Fund on the Valuation Date. The Acquiring Fund will provide the Acquired Fund with a copy of the computation showing the determination of the net asset value per share of shares of the Acquiring Fund on the Valuation Date.



                                       A-1
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

4. LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUND.
   a. As soon as practicable after the Valuation Date, the Selling Trust will liquidate the Acquired Fund and distribute shares of the Acquiring Fund to the Acquired Fund's shareholders of record. The Acquiring Fund will establish shareholder accounts in the names of each Acquired Fund shareholder, representing the respective pro rata number of full and fractional shares of the Acquiring Fund due to each shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Selling Trust. The Acquiring Fund or its transfer agent will establish shareholder accounts in accordance with instructions from the Selling Trust.
   b. Immediately after the Valuation Date, the share transfer books of the Selling Trust relating to the Acquired Fund will be closed and no further transfer of shares will be made.
   c. Promptly after the distribution, the Acquiring Fund or its transfer agent will notify each shareholder of the Acquired Fund of the number of shares distributed to the shareholder and confirm the registration in the shareholder's name.
   d. As promptly as practicable after the liquidation of the Acquired Fund, and in no event later than twelve months from the date of the Closing, the Acquired Fund will be dissolved.

5. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE BUYING TRUST. The Buying Trust represents and warrants to the Acquired Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Buying Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company. The Acquiring Fund is a series of the Buying Trust.
   b. Capitalization. The Buying Trust has authorized capital of an unlimited number of shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquiring Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquiring Fund as of the end of the last fiscal year and the subsequent unaudited semi-annual financial statements, if any (the "Acquiring Fund Financial Statements"), fairly present the financial position of the Acquiring Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Shares to Be Issued upon Reorganization. The shares of beneficial interest to be issued in connection with the Reorganization will be duly authorized and, at the time of the Closing, will be validly issued, fully paid, and non-assessable.
   e. Authority Relative to the Agreement. The Buying Trust has the power to enter into and carry out the obligations described in this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Trustees of the Buying Trust, and no other proceedings by the Buying Trust or the Acquiring Fund are necessary under the Buying Trust's Agreement and Declaration of Trust or By-Laws (the "Governing Documents").
   f. No Violation. The Buying Trust is not in violation of its Governing Documents or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquiring Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquiring Fund.
   g. Liabilities. There are no liabilities of the Acquiring Fund other than:
      (1)liabilities disclosed in the Acquiring Fund Financial Statements,
      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or
      (3)liabilities previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquiring Fund.



                                       A-2
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

   h. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquiring Fund, threatened, that would materially and adversely affect the Acquiring Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   i. Contracts. Except for contracts and agreements previously disclosed to the Selling Trust, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   j. Taxes. The Acquiring Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquiring Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and such returns and reports have been true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquired Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquired Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   k. Registration Statement. The Acquiring Fund will file a registration statement on Form N-14 (the "Registration Statement") with the Securities and Exchange Commission under the Securities Act of 1933 (the "1933 Act") relating to the shares of beneficial interest to be issued in the Reorganization. At the time that the Registration Statement becomes effective, at the time of the Acquired Fund's shareholders' meetings, and at the Closing, the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, none of the representations and warranties in this subsection applies to statements in, or omissions from, the Registration Statement made in reliance on information furnished by the Acquired Fund for use in the Registration Statement.

6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLING TRUST.
   The Selling Trust represents and warrants to the Acquiring Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Selling Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the 1940 Act as an open-end, management investment company. The Acquired Fund is a series of the Selling Trust.
   b. Capitalization. The Selling Trust has authorized capital of an unlimited number shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquired Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquired Fund as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Acquired Fund Financial Statements"), fairly present the financial position of the Acquired Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Authority Relative to the Agreement. The Selling Trust has the power to enter into and to carry out its obligations under this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Selling Trust, the shareholders meetings referred to in Section 6(k) will be called and held, and no other proceedings by the Selling Trust or the Acquired Fund are necessary under the Selling Trust's Governing Documents.
   e. No Violation. The Selling Trust is not in violation of its Agreement and Declaration of Trust or By-Laws (the "Governing Documents") or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquired Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquired Fund.
   f. Liabilities. There are no liabilities of the Acquired Fund other than:



                                       A-3
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

      (1)liabilities disclosed in the Acquired Fund Financial Statements,
      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or
      (3)liabilities previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquired Fund.
   g. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquired Fund, threatened, that would materially and adversely affect the Acquired Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and the Acquired Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   h. Contracts. Except for contracts and agreements previously disclosed to the Buying Trust, the Acquired Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   i. Taxes. The Acquired Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquired Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and all such returns and reports are true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquiring Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquiring Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   j. Fund Securities. All securities listed in the schedules of investments of the Acquired Fund as of the Closing will be owned by the Acquired Fund free and clear of any encumbrances, except as indicated in the schedule.
   k. Shareholders' Meetings; Registration Statement. The Acquired Fund will call and hold a shareholders' meeting at which its shareholders will consider and act upon the transactions contemplated by this Agreement. The Acquired Fund will cooperate with the Acquiring Fund and will furnish information relating to the Selling Trust and the Acquired Fund required in the Registration Statement. At the time that the Registration Statement becomes effective, at the time of the shareholders' meeting, and at the Closing, the Registration Statement, as it relates to the Selling Trust or the Acquired Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, the representations and warranties in this subsection apply only to statements in or omissions from the Registration Statement made in reliance upon information furnished by the Selling Trust or the Acquired Fund for use in the Registration Statement.

7. CONDITIONS TO OBLIGATIONS OF THE BUYING TRUST. The obligations of the Buying Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of the Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Selling Trust and the Acquired Fund will have complied with this Agreement, and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Selling Trust will provide a certificate to the Acquiring Fund confirming that, as of the Closing, the representations and warranties set forth in Section 6 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquired Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Selling Trust, and delivered to the Acquiring Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquired Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective, and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.



                                       A-4
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

   d. Opinion of Counsel. The Buying Trust will have received an opinion of counsel for the Selling Trust, dated as of the Closing, to the effect that
      (i) the Selling Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquired Fund is a series of the Selling Trust; (iii) this Agreement and the Reorganization have been duly authorized and approved by all requisite action of the Selling Trust and the Acquired Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Selling Trust.
   e. Declaration of Dividend. The Acquired Fund, prior to the Closing, will have declared a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund's investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund's investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) and (iii) all of the Acquired Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for the current taxable year (which will end on the Closing date) and any preceding taxable years for which such a dividend is eligible to be made under Section 855 of the Code.

8. CONDITIONS TO OBLIGATIONS OF THE SELLING TRUST. The obligations of the Selling Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Acquiring Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Buying Trust will provide a certificate to the Acquired Fund confirming that, as of the Closing, the representations and warranties set forth in Section 5 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquiring Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Buying Trust, and delivered to the Acquired Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquiring Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.
   d. Opinion of Counsel. The Selling Trust will have received the opinion of counsel for the Buying Trust, dated as of the Closing, to the effect that
      (i) the Buying Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquiring Fund is a series of the Buying Trust; (iii) this Agreement and the Reorganization have been authorized and approved by all requisite action of the Buying Trust and the Acquiring Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Buying Trust; and (iv) the shares to be issued in the Reorganization are duly authorized and upon issuance in accordance with this Agreement will be validly issued, fully paid, and non-assessable shares of the Acquiring Fund.

9.    [RESERVED].
10.AMENDMENT; TERMINATION; NON-SURVIVAL OF COVENANTS, WARRANTIES AND
   REPRESENTATIONS.
   a. This Agreement may be amended in writing if authorized by the Boards of Trustees. The Agreement may be amended at any time before or after approval by the shareholders of the Acquired Fund, but after shareholder approval, no amendment shall be made that substantially changes the terms of Sections 2 or 3.
   b. At any time prior to the Closing, any of the parties may waive in writing
      (i) any inaccuracies in the representations and warranties made to it and
      (ii) compliance with any of the covenants or conditions made for its benefit. However, neither party may waive the requirement to obtain shareholder approval.
   c. The Selling Trust may terminate this Agreement at any time prior to the Closing by notice to the Buying Trust if a material condition to its performance or a material covenant of the Buying Trust on behalf of the Acquiring Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Buying Trust on behalf of the Acquiring Fund and is not cured.



                                       A-5
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

   d. The Buying Trust may terminate this Agreement at any time prior to the Closing by notice to the Selling Trust if a material condition to its performance or a material covenant of the Selling Trust on behalf of the Acquired Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Selling Trust on behalf of the Acquired Fund and is not cured.
   e. This Agreement may be terminated by any party at any time prior to the Closing, whether before or after approval by the shareholders of the Acquired Fund, without any liability on the part of either party or its respective trustees, officers, or shareholders, on written notice to the other party, and shall be terminated without liability as of the close of business on December 31, 2009, or a later date agreed upon by the parties, if the Closing has not taken place on or prior to that date.
   f. The representations, warranties, and covenants contained in this Agreement, or in any document delivered in connection with this Agreement, will survive the Reorganization.

11.EXPENSES. All fees paid to governmental authorities for the registration or qualification of the Acquiring Fund Shares and all transfer agency costs related to the shares of the Acquiring Fund Shares shall be allocated to the Acquiring Fund. All fees and expenses related to printing and mailing communications to shareholders and beneficial owners of shares of the Acquired Fund shall be allocated to the Acquired Fund. All of the other expenses of the transactions required for the Reorganization, including without limitation, accounting, legal, and custodial expenses, shall be allocated equally between the Acquired Fund and the Acquiring Fund. The expenses specified in this Section shall be borne by the Fund to which they are allocated.

12. GENERAL.
   a. Headings. The headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement. Nothing in this Agreement is intended to confer upon any other person any rights or remedies by reason of this Agreement.
   b. Governing Law. This Agreement will be governed by the laws of the state of Minnesota.

13. INDEMNIFICATION. Each party will indemnify and hold the other and its officers and trustees (each an "Indemnitee") harmless from and against any liability or other cost and expense, in connection with the defense or disposition of any action, suit, or other proceeding, before any court or administrative or investigative body in which the Indemnitee may be involved as a party, with respect to actions taken under this Agreement. However, no Indemnitee will be indemnified against any liability or expense arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Indemnitee's position.

In addition, Allianz Investment management LLC hereby agrees to indemnify and hold harmless each shareholder and each beneficial owner of Acquired Fund shares, each shareholder of record and each beneficial owner of Acquiring Fund shares, the Acquired Fund, and the Acquiring Fund, from and against any taxes, penalties and interest imposed upon them as a result of (a) the treatment of the Reorganization as not qualifying as a "reorganization" under section 368(a)(1) of the Code or (b) any final determination by a court of competent jurisdiction or administrative determination that the Reorganization, although treated by the parties for Federal income tax purposes as not qualifying as a "reorganization" under section 368(a)(1) of the Code, in fact was such a "reorganization."


IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

on behalf of AZL TargetPlus Balanced Fund



By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President



                                       A-6
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

on behalf of AZL Balanced Index Strategy Fund



By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President



The undersigned is a party to this Agreement for purposes of Sections 11 and 13 only.

ALLIANZ INVESTMENT MANAGEMENT LLC



By /s/ Brian Muench

Brian Muench

Vice President





                                      A-7
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

                   ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                         AZL TargetPLUS[SM] Growth Fund
                        AZL TargetPLUS[SM] Moderate Fund

                            5701 Golden Hills Drive
                           Minneapolis, MN 55416-1297

Dear Allianz Life and Allianz Life of New York Variable Annuity Contract Owner:

The Board of Trustees of the AZL TargetPLUS Growth Fund and the AZL TargetPLUS Moderate Fund (the "Acquired Funds"), each a series of the Allianz Variable Insurance Products Trust (the "VIP Trust"), is pleased to submit a proposal to reorganize the Acquired Funds into the AZL Moderate Index Strategy Fund (the "Acquiring Fund"), which is a series of the Allianz Variable Insurance Products Fund of Funds Trust.

As the owner of a variable annuity contract issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York, you beneficially own shares of one or more of the Acquired Funds. Accordingly, we ask that you indicate whether you approve or disapprove of the proposed reorganization affecting your Fund(s) by submitting instructions on how to vote your beneficial shares by phone, internet, or mail.

The proposed reorganization is being undertaken for several reasons, including:
   o Reducing contractual management fees and overall expenses for shareholders of the Acquired Funds; and
   o  Providing further economies of scale.

THE BOARD OF TRUSTEES OF THE VIP TRUST BELIEVES THAT THE TRANSACTION IS IN THE BEST INTERESTS OF THE ACQUIRED FUNDS AND THEIR SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL.

 The Board considered various factors in reviewing the proposed reorganization on behalf of the Acquired Funds' shareholders, including, but not limited to, the following:
   * The similarity in investment objective and investment allocation between the Acquired Funds and the Acquiring Fund.
   * The expectation that the reorganization will reduce expense ratios for the Funds and achieve other economies of scale.
   * The expectation that the reorganization will have no tax consequences for contract owners.

If the proposal is approved, the Acquiring Fund will acquire all of the assets of the Acquired Funds in exchange for newly issued shares of the Acquiring Fund. These Acquiring Fund shares in turn will be distributed proportionately to the shareholders of each Acquired Fund in complete liquidation of the Acquired Funds. In order to accomplish the proposed reorganization, the Board of Trustees of the Acquired Funds submits for your approval an Agreement and Plan of Reorganization with respect to each of the Acquired Funds.

Whether or not you plan to attend the meeting, please review the enclosed voting instruction form. You may submit your instructions on voting the shares that you beneficially own by phone, internet, or mail. Following this letter is a Q&A summarizing the reorganization and information on how to vote your shares. Please read the entire proxy statement/prospectus carefully before you vote.

Thank you for your prompt attention to this important matter.

                                       Sincerely,

                                       Jeffrey W. Kletti
                                       President

                   ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                         PROXY STATEMENT/PROSPECTUS Q&A



HERE IS A BRIEF OVERVIEW OF THE CHANGES BEING RECOMMENDED FOR THE AZL TARGETPLUS GROWTH FUND AND THE AZL TARGETPLUS MODERATE FUND. WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT/PROSPECTUS.

Q: WHY IS THE REORGANIZATION BEING PROPOSED?
   The reorganization is being proposed in an effort to reduce operating expenses for funds available to owners of variable annuity contracts issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York and to provide further economies of scale.

   Your Board of Trustees has determined that the reorganization is in the best interests of the Acquired Funds' shareholders and recommends that you vote FOR the reorganization.

Q: WILL THE EXPENSES OF THE FUND IN WHICH I PARTICIPATE INCREASE AS A RESULT OF
   THE REORGANIZATION?
   No. The total expense ratio for the Acquiring Fund following the reorganization is expected to be lower than the total expense ratio for each of the Acquired Funds prior to the reorganization.

Q: WHO IS PAYING THE COSTS OF THE SHAREHOLDER MEETING AND THIS PROXY
   SOLICITATION?
   Contract owners who were beneficial owners of shares of the Acquired Funds on the record date will bear these costs.

Q: WILL I INCUR TAXES AS A RESULT OF THE REORGANIZATION?
   No. The reorganization is not expected to be a taxable event for contract owners. Please see the Tax Consequences discussion in the enclosed proxy statement/prospectus for additional information.

Q: IF APPROVED, WHEN WILL THE REORGANIZATION HAPPEN?
   If shareholders approve the reorganization, it will take place shortly after the shareholder meeting.

Q: IS THERE ANYTHING I NEED TO DO TO CONVERT MY SHARES?
   No. Upon shareholder approval of the reorganization, the Acquired Fund shares that serve as a funding vehicle for benefits under your variable annuity contract automatically will be exchanged for shares of the Acquiring Fund. The total value of the Acquiring Fund shares that a shareholder receives in the reorganization will be the same as the total value of the Acquired Fund shares held by the shareholder immediately before the reorganization.

Q: HOW DOES THE BOARD RECOMMEND THAT I VOTE?
   After careful consideration, the Board recommends that you vote FOR the reorganization.

Q: HOW AND WHEN DO I VOTE?
   You can vote in one of four ways:
   - By mail with the enclosed voting instruction form
   - By telephone
   - By web site
   - In person at the meeting

   Please refer to the enclosed voting instruction form for the telephone number and internet address. Please vote as soon as possible by following the instructions on the voting instruction form.

Q: WHOM SHOULD I CALL IF I HAVE QUESTIONS?
   If you have questions about any of the proposals described in the proxy statement or about voting procedures, please call toll free at 1-800-950-5872 ext. 37952.

                   ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                            5701 GOLDEN HILLS DRIVE
                       MINNEAPOLIS, MINNESOTA 55416-1297

                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 21, 2009



                         AZL TARGETPLUS[SM] GROWTH FUND
                        AZL TARGETPLUS[SM] MODERATE FUND


A special meeting of the shareholders of the AZL TargetPLUS Growth Fund and the AZL TargetPLUS Moderate Fund (each an "Acquired Fund" and, together, the "Acquired Funds") will be held at 10:00 a.m. on October 21, 2009, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Golden Valley, Minnesota. At the meeting, shareholders of the respective Acquired Funds will consider the following proposals:

- To approve an Agreement and Plan of Reorganization (the "Plan") between the AZL TargetPLUS Growth Fund, which is a series of the Allianz Variable Insurance Products Trust (the "VIP Trust"), and the AZL Moderate Index Strategy Fund (the "Acquiring Fund"), which is a series of the Allianz Variable Insurance Products Fund of Funds Trust;
- To approve an Agreement and Plan of Reorganization (the "Plan") between the AZL TargetPLUS Moderate Fund, also a series of the VIP Trust, and the Acquiring Fund; and
- Such other business as may properly come before the meeting, or any adjournment of the meeting.

Under each of the Plans, the Acquiring Fund would acquire all of the assets and assume all of the liabilities of each Acquired Fund in exchange for shares of the Acquiring Fund, which would be distributed proportionately to the shareholders of the Acquired Funds in complete liquidation of the Acquired Funds, and the assumption of the Acquired Funds' liabilities. Each Plan will be voted upon by the shareholders of the respective Acquired Fund voting separately.

The Acquired Funds issue and sell shares to certain separate accounts of Allianz Life Insurance Company of North America ("Allianz Life") and Allianz Life Insurance Company of New York ("Allianz Life of NY"). The separate accounts hold shares of mutual funds, including the Acquired Funds, which serve as a funding vehicle for benefits under variable annuity contracts issued by Allianz Life and Allianz Life of NY. As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY are the sole shareholders of the Acquired Funds and are entitled to vote all of the shares of the Acquired Funds. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Acquired Funds in accordance with instructions given by the owners of variable annuity contracts for which the Funds serve as a funding vehicle. This Notice is being delivered to owners of variable annuity contracts who, by virtue of their ownership of the contracts, beneficially owned shares of the Acquired Funds on the record date, so that they may instruct Allianz Life and Allianz Life of NY how to vote the shares of the Acquired Funds underlying their contracts.

Shareholders of record at the close of business on July 20, 2009, are entitled to vote at the meeting.



                                        By order of the Board of Directors

                                        Michael J. Radmer, Secretary

August 7, 2009

                       YOU CAN VOTE QUICKLY AND EASILY.

    PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION FORM.

                  PROXY STATEMENT/PROSPECTUS - AUGUST 7, 2009

                                  ACQUIRED FUNDS                                                    ACQUIRING FUND
-------------------------------------------------------------------------------------------------------------------------------
                   AZL[[R]] TargetPLUS Growth Fund                                  AZL[[R]] Moderate Index Strategy Fund
                      ("TargetPLUS Growth Fund")                                      ("Moderate Index Strategy Fund")
                 AZL TargetPLUS[SM] Moderate Fund
                   ("TargetPLUS Moderate Fund")

This proxy statement/prospectus describes proposed Agreements and Plans of Reorganization (the "Plans") pursuant to which the outstanding shares of the TargetPLUS Growth Fund and the TargetPLUS Moderate Fund, one or more of which currently serves as a funding vehicle for your variable annuity contract, (each an "Acquired Fund" and, together, the "Acquired Funds") would be exchanged for shares of the Moderate Index Strategy Fund (the "Acquiring Fund"). Both the Acquiring Fund and the Acquired Funds (each a "Fund" and together the "Funds") are named above. The Acquired Funds are series of the Allianz Variable Insurance Products Trust (the "VIP Trust"); the Acquiring Fund is a series of the Allianz Variable Insurance Products Fund of Funds Trust (the "FOF Trust"). The address of the Funds is 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. The phone number of the Funds is 877-833-7113.


         THE BOARD OF TRUSTEES OF THE VIP TRUST UNANIMOUSLY RECOMMENDS
                             APPROVAL OF THE PLANS.

THESE SECURITIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR AN AFFILIATE OF ANY BANK, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER AGENCY OF THE UNITED STATES, OR ANY BANK OR AN AFFILIATE OF ANY BANK; AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF VALUE.

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the "1940 Act") and files reports, proxy materials, and other information with the SEC (Investment Company Act file no. 811-09491). These reports, proxy materials, and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request e-mailed to publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed on-line or downloaded from the SEC's Web site at http://www.sec.gov.

You should retain this proxy statement/prospectus for future reference. It sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. Additional information is set forth in the Statement of Additional Information, dated the same date as this proxy statement/prospectus, relating to this proxy statement/prospectus. A current prospectus for the Acquiring Fund, which gives a detailed description of the Acquiring Fund's policies, strategies, and restrictions, accompanies this proxy statement/prospectus.

This proxy statement/prospectus was first mailed to contract owners on or about August 7, 2009.

WHERE TO GET MORE INFORMATION

FUND REPORTS:               THE ACQUIRING FUND:      THE ACQUIRED FUND:
Prospectus dated April 27,  Accompanying, and         Incorporated by reference into this
2009.                       incorporated by           proxy statement/prospectus. for a
                            reference into, this      Copy at no charge, call toll free
                            proxy                     877-833-7113 or write to the address
                            statement/prospectus.     given below this table.
Annual report for the       For a complete copy at
period ended December 31,   no charge, call toll-
2008; and semi-annual       free 877-833-7113 or
report for the period ended write to the address
June 30, 2008.              given below this table.

       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

THIS PROXY STATEMENT/PROSPECTUS:

Statement of Additional Information dated  Incorporated by reference into this proxy statement/prospectus. For a copy at no charge,
the same date as this proxy                call toll-free 1-800-624-0197 or write to Allianz VIP Trust, Advisory Management, A3-825,
statement/prospectus. This document        5701 Golden Hills Drive, Minneapolis, MN 55416.
contains information about both the
Acquired Fund and the Acquiring Fund.
To ask questions about this proxy          Call toll free 1-800-950-5872 ext. 37952 or write to: Allianz VIP Trust, Advisory
statement/prospectus.                      Management, A 3-825, 5701 Golden Hills Drive, Minneapolis, MN 55416.

ADDRESS:Allianz Variable Insurance Products Trust, 5701 Golden Hills Drive, Minneapolis, MN 55416.
       Allianz Variable Insurance Products Fund of Funds Trust, 5701 Golden Hills Drive, Minneapolis, MN 55416.

ABOUT THE ACQUIRED AND ACQUIRING FUNDS

The Acquired Funds issue and sell shares to separate accounts of Allianz Life Insurance Company of North America ("Allianz Life") and Allianz Life Insurance Company of New York ("Allianz Life of NY"). These separate accounts hold shares of mutual funds, including the Acquired Funds, which serve as funding vehicles for benefits under variable annuity contracts issued by Allianz Life and Allianz Life of NY (the "Contracts"). Each separate account has subaccounts that invest in the Acquired Funds and certain other mutual funds. Owners of the Contracts ("Contract Owners") allocate the value of their Contracts among these subaccounts. As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY are the sole shareholders of the Acquired Funds and are entitled to vote all of the shares of each Acquired Fund. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Acquired Funds in accordance with instructions given by the Contract Owners who are eligible to vote at the meeting.

The Funds all are open-end management investment companies. If the Plans are approved, the shares of the Acquiring Fund will be distributed proportionately by each Acquired Fund to the holders of its shares in complete liquidation of the Acquired Funds. Each Acquired Fund shareholder would become the owner of Acquiring Fund shares having a total net asset value equal to the total net asset value of that shareholder's holdings in the Acquired Fund.

The following information summarizes the proposed reorganization of each of the Acquired Funds into the Acquiring Fund (the "Reorganization"). The Reorganization of each Acquired Fund into the Acquiring Fund is separate and distinct, and the shareholders of each Acquired Fund will vote separately on the Plan applicable to the Fund in which they are invested. The Reorganization will proceed with respect to any Acquired Fund approving it. Although they are separate, for ease of reference, the Reorganizations are discussed collectively in this proxy statement/prospectus.

                                       2
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

HOW THE REORGANIZATION WILL WORK
* Each Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Funds' liabilities.
* The Acquiring Fund will issue shares of beneficial interest to each Acquired Fund in an amount equal to the value of the assets that it receives from each Acquired Fund, less the liabilities it assumes. These shares will be distributed to the Acquired Funds' shareholders (the separate accounts) in proportion to their holdings in the Acquired Funds. The value of your interest in the subaccount investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccounts that were invested in the Acquired Funds immediately before the Reorganization. You will not pay any sales charge in connection with this distribution of shares. If you already have an Acquiring Fund account, shares distributed in the Reorganization will be added to that account. As a result, when average cost is calculated for income tax purposes, the cost of the shares in the accounts you owned will be combined.

FUND INVESTMENT OBJECTIVES
The following table presents the investment objective for each of the Funds.

     ACQUIRED FUND            INVESTMENT OBJECTIVE             ACQUIRING FUND             INVESTMENT OBJECTIVE
-----------------------------------------------------------------------------------------------------------------
 TARGETPLUS GROWTH FUND         Long-term capital           MODERATE INDEX STRATEGY      Long-term capital
TARGETPLUS MODERATE FUND            appreciation                    FUND                      appreciation

                                       3
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

                               TABLE OF CONTENTS

SECTION A -- Proposal.......................................................5
  PROPOSAL: Approve or Reject the Agreement and Plan of Reorganization......5
    SUMMARY.................................................................5
      How the Reorganization Will Work......................................5
      Comparison of the Acquired Funds and the Acquiring Fund...............6
      Comparison of Investment Objectives...................................6
      Comparison of Investment Strategies...................................6
      Comparison of Investment Policies.....................................13
      Risk Factors..........................................................13
      Performance...........................................................18
      Tax Consequences......................................................20
  FEES AND EXPENSES.........................................................21
  THE REORGANIZATION........................................................22
    Terms of the Reorganization.............................................22
    Conditions to Closing the Reorganization................................22
    Termination of the Plan.................................................23
    Tax Status of the Reorganization........................................23
    Reasons for the Proposed Reorganization and Board Deliberations.........23
    Boards' Determinations..................................................23
    Recommendation and Vote Required........................................25
SECTION B - Proxy Voting and Shareholder Meeting Information................26
SECTION C - Capitalization, Ownership of Fund Shares and Other Fund
    Information.............................................................27
EXHIBIT A - Agreement and Plan of Reorganization...........................A-1
EXHIBIT B - Agreement and Plan of Reorganization...........................B-1

The prospectus for the Acquiring Fund accompanies this proxy statement/prospectus.


                                       4
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

SECTION A -- PROPOSAL

PROPOSAL: APPROVE OR REJECT THE AGREEMENT AND PLAN OF REORGANIZATION


SUMMARY
This proxy statement/prospectus is being used by the Acquired Funds to solicit voting instructions for the proposals to approve the Plans providing for the Reorganization of the Acquired Funds into the Acquiring Fund. A form of each Plan is included as Exhibit A and Exhibit B.

The following is a summary. More complete information appears later in this proxy statement/prospectus. You should read the entire proxy statement/prospectus, exhibits and accompanying materials because they contain details that are not in this summary.


HOW THE REORGANIZATION WILL WORK
The following table shows the names of each Acquired Fund and the Acquiring Fund into which it will be merged.

-------------------------------------------------------
|     ACQUIRED FUNDS     |       ACQUIRING FUND       |
-------------------------------------------------------
| TargetPLUS Growth Fund |Moderate Index Strategy Fund|
--------------------------
|TargetPLUS Moderate Fund|                            |
-------------------------------------------------------

* Each Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Funds' liabilities.
* The Acquiring Fund will issue shares of beneficial interest in an amount equal to the value of the assets that it receives from the Acquired Funds, less the liabilities it assumes. These shares will be distributed to the Acquired Funds' shareholders (the separate accounts) in proportion to their holdings in each Acquired Fund. The value of your interest in the subaccount investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccounts that were invested in the Acquired Funds immediately before the Reorganization.
* As part of the Reorganization, systematic transactions (such as bank authorizations and systematic payouts) currently set up for your Acquired Fund accounts will be transferred to your new Acquiring Fund account. If you do not want your systematic transactions to continue, please contact your financial representative to make changes.
* Neither the Acquired Funds nor the Contract Owners whose contract values are allocated to subaccounts investing in the Acquired Funds will pay any sales charge in connection with the Reorganization.
* After the Reorganization has been completed, contract values that were allocated to subaccounts investing in the Acquired Funds will be allocated to subaccounts investing in the Acquiring Fund. The Acquired Funds will be terminated.



                                       5
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

COMPARISON OF THE ACQUIRED FUNDS AND THE ACQUIRING FUND
The Acquired Funds and the Acquiring Fund:
* Are outstanding series of an open-end management investment company organized as a Delaware statutory trust.
* Have Allianz Investment Management LLC (the "Manager") as their investment adviser.
* Have the same policies for buying and selling shares and the same exchange rights.
* Have the same distribution policies.
* Are available only to Contract Owners who allocate contract value to a subaccount that invests in the Funds.


COMPARISON OF INVESTMENT OBJECTIVES
The following table presents the investment objectives for the Funds.

     ACQUIRED FUND            INVESTMENT OBJECTIVE             ACQUIRING FUND             INVESTMENT OBJECTIVE
-----------------------------------------------------------------------------------------------------------------
 TARGETPLUS GROWTH FUND         Long-term capital           MODERATE INDEX STRATEGY      Long-term capital
TARGETPLUS MODERATE FUND            appreciation                    FUND                      appreciation

COMPARISON OF INVESTMENT STRATEGIES
Each of the Funds maintains a similar investment objective, seeking to provide long-term capital appreciation. The Acquired Funds seek to achieve this objective by investing primarily in a diversified portfolio of equity and fixed income securities; the Acquiring Fund invests primarily in a combination of underlying index funds, including a bond index fund. Under normal conditions, the TargetPLUS Growth Fund targets a somewhat heavier equity allocation (70-90%) than the TargetPLUS Moderate Fund and the Acquiring Fund (both 55-75%). All of the Funds include investments in larger-, mid- and smaller- capitalization companies in comparable allocations, and all of the Funds include investments in non-U.S. investments, although the non-U.S. exposure for the Acquiring Fund is lower than for either of Acquired Funds.

The TargetPLUS Growth Fund and the TargetPLUS Moderate Fund are subadvised by First Trust Advisors L.P. ("First Trust") for the equity portions of their portfolios and by Pacific Investment Management Company LLC ("PIMCO") for the fixed income portions of their portfolios. The Acquiring Fund is not subadvised.

Detailed strategies for the Acquired Funds and the Acquiring Fund are set forth below.

PRINCIPAL INVESTMENT STRATEGIES FOR THE TARGETPLUS GROWTH FUND (ACQUIRED FUND):

The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of equity and fixed income securities. The Fund may invest a significant portion of its total assets in securities of non-U.S. companies.

In seeking to achieve the Fund's investment objective, the Manager allocates the Fund's assets between the Fund's equity portfolio (the "Equity Portfolio") and the Fund's fixed income portfolio (the "Fixed Income Portfolio") in pursuit of a balanced investment program. Under normal market conditions, the Manager will allocate 70% to 90% of the Fund's assets to the Equity Portfolio and the remaining balance of the Fund's assets to the Fixed Income Portfolio. This does not, however, restrict the Manager's ability to go above or below this range where the Manager considers it appropriate. First Trust serves as subadviser for the Equity Portfolio and PIMCO serves as subadviser for the Fixed Income Portfolio.

In the short term, allocations may vary from the Fund's target asset allocation. The Manager may change the asset allocation between the Fund's two portfolios from time to time if it believes that doing so will increase the Fund's ability to achieve its investment objective.

The Fund may also allocate up to 5% of its respective net assets to (a) index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. The Fund may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. This strategy is intended to reduce the potential volatility of the Fund's investment performance and may limit the Fund's ability to benefit from rising markets while protecting the Fund in declining markets. The Fund may pursue this strategy by investing directly or indirectly through unregistered investment pools that are not Permitted


                                       6
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

Underlying Funds and that are managed by either the Manager, affiliates of the Manager, or unaffiliated investment managers.

EQUITY PORTFOLIO

The Fund's Equity Portfolio invests in the common stocks of companies that are identified by a model based on five separate strategies.

   o  Approximately 20% in The Dow[R] Target Dividend
      Strategy,

   o  Approximately 20% in the Value Line[R] Target 25
      Strategy,

   o  Approximately 20% in the Target Small-Cap 15 Strategy,

   o  Approximately 20% in the Global Dividend Target 15 Strategy, and

   o  Approximately 20% in the NYSE[R] International Target 25
      Strategy

The securities for each strategy are selected annually on or about the last business day before each Stock Selection Date. The "Stock Selection Date" will be on or about December 1 of each year. For all of the strategies, First Trust generally follows a buy and hold strategy, trading as soon as practicable to the Stock Selection Date and/or when required by cash flow activity in the Equity Portfolio. First Trust may also trade because of mergers and acquisitions if the original stock is not the surviving company and to reinvest dividends.

Between Stock Selection Dates, when cash inflows and outflows require, First Trust purchases and sells common stocks for each of the strategies according to the approximate current percentage relationship among the shares of the stocks.

Certain provisions of the 1940 Act, as amended, limit the ability of the Fund to invest more than 5% of the Fund's total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities ("Securities Related Companies"). If a Securities Related Company is selected by the strategy described above, First Trust may depart from the investment strategy for the Fund's Equity Portfolio only to the extent necessary to maintain compliance with these provisions. Any amount that cannot be allocated to a Securities Related Company because of the 5% limit will be allocated among the remaining portfolio securities in proportion to the percentage relationships determined by the strategy.

THE DOW[R] TARGET DIVIDEND STRATEGY

This investment strategy looks for common stocks issued by companies that are expected to provide income and have the potential for capital appreciation. The Dow[R] Target Dividend Strategy seeks to achieve its objective by investing approximately equal amounts in the common stock of the 20 companies included in the Dow Jones U.S. Select Dividend Index[SM] that have the best overall ranking on both the change in return on assets over the last 12 months and price-to-book ratio.

First Trust selects the common stocks of the 20 companies in the following manner:

   o Starting with the 100 stocks in the Dow Jones U.S. Select Dividend Index[SM], First Trust ranks the stocks from best (1) to worst (100) based on two factors:

        o Change in return on assets over the last 12 months. An increase in return on assets generally indicates improving business fundamentals.

        o Price-to-book ratio. A lower, but positive, price-to-book ratio is generally used as an indication of value.

   o First Trust then selects an approximately equally-weighted portfolio of the 20 stocks with the best overall ranking on the two factors.

VALUE LINE[R] TARGET 25 STRATEGY

The Value Line[R] Target 25 Strategy seeks to achieve its objective by investing in 25 of the 100 stocks to which Value Line[R] gives a #1 ranking for "Timeliness[trademark]" based on the Value Line Investment Survey[R]. The 25 stocks are selected on the basis of certain positive financial attributes. Value Line[R] ranks approximately
1,700 stocks, of which only 100 are given their #1 ranking for Timeliness[TM], which reflects Value Line's view of their probable price performance during the next six to 12 months relative to the others. Value Line[R] bases


                                       7
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009
its rankings on a long-term trend of earnings, prices, recent earnings, price momentum, and earnings surprise. The 25 stocks are selected annually from the 100 stocks with the #1 ranking on or about the last business day before each Stock Selection Date.

Companies that, as of the Stock Selection Date, Value Line[R] has announced will be removed from Value Line's #1 ranking for Timeliness[TM] will be removed from the universe of securities from which stocks are selected for the Fund.

First Trust selects the common stocks of the 25 companies in the following manner:

   o Starting with the 100 stocks to which Value Line[R] gives the #1 ranking for Timeliness[TM], First Trust removes from consideration the stocks of companies considered to be financial companies and the stocks of companies whose shares are not listed on a U.S. securities exchange.

   o First Trust then ranks the remaining stocks from the best (1) to worst (100) on the following four factors:

        o  6-month price appreciation, and

        o  12-month price appreciation, and

        o  Return on assets, and

        o  Price to cash flow.

   o First Trust adds up the numerical ranks achieved by each company in the above steps and selects the 25 stocks with the lowest sums.

The selected stocks are weighted by market capitalization subject to the restriction that no stock will comprise less than approximately 1% or more than 7.5% of the Value Line[R] Target 25 Strategy portion of the portfolio on or about the Stock Selection Date. The securities will be adjusted on a proportional basis to accommodate this constraint.

TARGET SMALL-CAP 15 STRATEGY

The Target Small-Cap Strategy seeks to achieve its objective by investing in the stocks of 15 small-capitalization companies that have recently exhibited certain positive financial attributes.

First Trust selects the stocks of the 15 companies for this strategy in the following manner:

   o First Trust begins with the stocks of all U.S. corporations that trade on the New York Stock Exchange (NYSE[R]), the NYSE
      Amex, or the Nasdaq Stock market (Nasdaq) (excluding limited partnerships, American Depositary Receipts, and mineral and oil royalty trusts) on or about the Stock Selection Date.

   o First Trust then selects companies that have a market capitalization between $500 million and $2.5 billion and whose stock has an average daily trading volume of at least $1 million.

   o First Trust then selects those stocks with positive three-year sales growth.

   o From those stocks, First Trust selects the stocks whose most recent 12 month's earnings are positive.

   o First Trust eliminates any stock whose price has appreciated by more than 75% in the preceding 12 months.

   o Finally, First Trust selects the 15 stocks with the greatest price appreciation in the previous 12 months. Each of the stock's weighting in the portfolio is based on its relative market capitalization (highest to lowest).

GLOBAL DIVIDEND TARGET 15 STRATEGY

The Global Dividend Target 15 Strategy seeks to achieve its objective by investing in the common stocks of certain companies included in the Dow Jones Industrial Average[SM] (DJIA[SM]), the Financial Times Ordinary Index (FT30 Index or Financial Times 30 Index), and the Hang Seng Index[SM]. This strategy invests in the common stocks of the five companies with the lowest per share stock price of the ten companies in each of the DJIA[SM], the FT30 Index and the Hang Seng Index, respectively, which have the highest indicated annual dividend yields ("Dividend Yields") in their respective index. First Trust selects the common stocks for this strategy in the following manner:

   o First Trust determines the Dividend Yield on each common stock in the DJIA[SM], the FT30 Index and the Hang Seng Index;

   o First Trust determines the ten companies in each of the DJIA[SM], the FT30 Index, and the Hang Seng Index that have the highest Dividend Yield in the respective index; and


                                       8
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

   o From those companies, First Trust then selects an approximately equally weighted portfolio of the common stocks of the 5 companies in each index with the lowest price per share.

NYSE[R] INTERNATIONAL TARGET 25 STRATEGY

This strategy invests in the common stocks of 25 companies selected from the stocks included in the NYSE International 100 Index[R]. The NYSE
International 100 Index[R] consists of the 100 largest non-U.S.
stocks trading on the New York Stock Exchange.

First Trust selects the stocks of the 25 companies for this strategy in the following manner:

   o First Trust begins with the stocks included in the NYSE International 100 Index[R] on or about the Stock Selection Date.

   o First Trust then screens for liquidity by eliminating companies with average daily trading volume for the prior three months below $300,000.

   o First Trust then ranks the remaining stocks based on two factors: price-to-book ratio, and price-to-cash flow ratio. Lower, but positive price-to-book ratios and price-to-cash flow ratios are generally used as an indication of value.

   o *From those companies, First Trust then selects an approximately equally weighted portfolio of the 25 stocks with the best overall ranking based on the two factors.

Under unusual circumstances, the Fund's Equity Portfolio may allocate cash flows to cash or cash equivalents, or, pro rata, to the remaining common stocks in the strategy, or may sell an existing position. Unusual circumstances may include material adverse developments concerning the issuer of the stock, such as potential insolvency or fraud.

FIXED INCOME PORTFOLIO

For the Fund's Fixed Income Portfolio, the Manager may allocate from 0% to 100% of the Fund's assets allocated to the Fixed Income Portfolio to either of two separate strategies: the Total Return Strategy and the Diversified Income Strategy. The Manager may change the allocation between the two Fixed Income strategies at any time if it believes that doing so will increase the Fund's ability to achieve its investment objective.

For Fixed Income Portfolio, "Fixed Income Instruments" include:

   o Securities issued or guaranteed by the U.S. government, and by its agencies or government-sponsored enterprises, some of which may not be guaranteed by the U.S. Treasury;

   o Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

   o  Mortgage-backed and other asset-backed securities;

   o  Inflation-indexed bonds issued both by governments and corporations;

   o Structured notes, including hybrid or "indexed" securities, and event-linked bonds;

   o  Loan participations and assignments;

   o  Delayed funding loans and revolving credit facilities;

   o Bank certificates of deposit, fixed time deposits, and bankers' acceptances;

   o  Repurchase agreements and reverse repurchase agreements;

   o Debt securities issued by states or local governments and their agencies, authorities, and other government-sponsored enterprises;

   o Obligations of non-U.S. governments or their subdivisions, agencies, and government-sponsored enterprises; and

   o  Obligations of international agencies or supranational entities.


                                       9
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

TOTAL RETURN STRATEGY

The Total Return Strategy seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in a diversified pool of Fixed Income Instruments (as defined above) of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this strategy normally varies within two years (plus or minus) of the duration of the Barclays Capital Aggregate Bond Index, which as of March 31, 2009 was 3.73 years.

The Total Return Strategy invests primarily in investment grade debt securities, but may invest up to 10% of the total assets allocated to the strategy in high yield securities ("junk bonds") rated B or higher by Moody's or equivalently rated by S&P[R] or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Total Return Strategy may invest up to 30% of the total assets allocated to it in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Total Return Strategy may invest up to 15% of its total assets in securities of issuers based in countries with developing (or "emerging market") economies. The Total Return Strategy will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of the total assets allocated to it. The Fund may also invest up to 10% of its total assets in preferred stocks.

The Total Return Strategy may invest all of the assets allocated to it in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Total Return Strategy may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques, such as buy backs or dollar rolls. The "total return" sought by the strategy consists of income earned on the strategy's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

DIVERSIFIED INCOME STRATEGY

The Diversified Income Strategy seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in a diversified pool of Fixed Income Instruments (as defined above) of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of the Diversified Income Strategy normally varies within a three- to eight-year time frame based on PIMCO's forecast for interest rates.

The Diversified Income Strategy may invest in a diversified pool of corporate fixed income securities of varying maturities. The Diversified Income Strategy may invest all of its assets in high yield securities ("junk bonds") subject to a maximum of 10% of its total assets in securities rated below B by Moody's or equivalently rated by S&P[R] or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

The Diversified Income Strategy may invest in securities denominated in foreign currencies and U.S.-dollar-denominated securities of foreign issuers. The Diversified Income Strategy may have foreign currency exposure (from non-U.S. dollar denominated securities or currencies) up to 100% of its total assets. In addition, the Diversified Income Strategy may invest without limit in fixed income securities of issuers that are economically tied to emerging securities markets. The Fund may also invest up to 10% of its total assets in preferred stocks.

The Diversified Income Strategy may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Diversified Income Strategy may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The total return sought by the Diversified Income Strategy consists of income earned on the Strategy's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Fund may engage in frequent trading in order to achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES FOR THE TARGETPLUS MODERATE FUND (ACQUIRED
FUND):

The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of equity and fixed income securities. The Fund may invest a significant portion of its total assets in securities of non-U.S. companies.

In seeking to achieve the Fund's investment objective, the Manager allocates the Fund's assets between the Fund's equity portfolio (the "Equity Portfolio") and the Fund's fixed income portfolio (the "Fixed Income Portfolio") in pursuit of a balanced investment program. Under normal market conditions, the Manager will allocate 55% to 75% of the Fund's assets to the Equity Portfolio and the


                                       10
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009
remaining balance of the Fund's assets to the Fixed Income Portfolio. This does not, however, restrict the Manager's ability to go above or below this range where the Manager considers it appropriate. First Trust serves as subadviser for the Equity Portfolio and PIMCO serves as subadviser for the Fixed Income Portfolio.

In the short term, allocations may vary from the Fund's target asset allocation. The Manager may change the asset allocation between the Fund's two portfolios from time to time if it believes that doing so will increase the Fund's ability to achieve its investment objective.

The Fund may also allocate up to 5% of its respective net assets to (a) index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. The Fund may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. This strategy is intended to reduce the potential volatility of the Fund's investment performance and may limit the Fund's ability to benefit from rising markets while protecting the Fund in declining markets. The Fund may pursue this strategy by investing directly or indirectly through unregistered investment pools that are not Permitted Underlying Funds and that are managed by either the Manager, affiliates of the Manager, or unaffiliated investment managers.

EQUITY PORTFOLIO

The Fund's Equity Portfolio invests in the common stocks of companies that are identified by a model based on five separate strategies.

   o  Approximately 20% in The Dow[R] Target Dividend
      Strategy,

   o  Approximately 20% in the Value Line[R] Target 25
      Strategy,

   o  Approximately 20% in the Target Small-Cap 15 Strategy,

   o  Approximately 20% in the Global Dividend Target 15 Strategy, and

   o  Approximately 20% in the NYSE[R] International Target 25
      Strategy

Each of these strategies is described in detail above under Principal Investment Strategies for the TargetPLUS Growth Fund. The securities for each strategy are selected annually on or about the last business day before each Stock Selection Date. The "Stock Selection Date" will be on or about December 1 of each year. For all of the strategies, First Trust generally follows a buy and hold strategy, trading as soon as practicable to the Stock Selection Date and/or when required by cash flow activity in the Equity Portfolio. First Trust may also trade because of mergers and acquisitions if the original stock is not the surviving company and to reinvest dividends.

Between Stock Selection Dates, when cash inflows and outflows require, First Trust purchases and sells common stocks for each of the strategies according to the approximate current percentage relationship among the shares of the stocks.

Certain provisions of the 1940 Act, as amended, limit the ability of the Fund to invest more than 5% of the Fund's total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities ("Securities Related Companies"). If a Securities Related Company is selected by the strategy described above, First Trust may depart from the investment strategy for the Fund's Equity Portfolio only to the extent necessary to maintain compliance with these provisions. Any amount that cannot be allocated to a Securities Related Company because of the 5% limit will be allocated among the remaining portfolio securities in proportion to the percentage relationships determined by the strategy.

Under unusual circumstances, the Fund's Equity Portfolio may allocate cash flows to cash or cash equivalents, or, pro rata, to the remaining common stocks in the strategy, or may sell an existing position. Unusual circumstances may include material adverse developments concerning the issuer of the stock, such as potential insolvency or fraud.

FIXED INCOME PORTFOLIO

For the Fund's Fixed Income Portfolio, the Manager may allocate from 0% to 100% of the Fund's assets allocated to the Fixed Income Portfolio to either of two separate strategies: the Total Return Strategy and the Diversified Income Strategy. Each of these strategies is described in detail above under Principal Investment Strategies for the TargetPLUS Growth Fund. The Manager may change the allocation between the two Fixed Income strategies at any time if it believes that doing so will increase the Fund's ability to achieve its investment objective.


                                       11
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

For purposes of the Fixed Income Portfolio, "Fixed Income Instruments" include:

   o Securities issued or guaranteed by the U.S. government, and by its agencies or government-sponsored enterprises, some of which may not be guaranteed by the U.S. Treasury;

   o Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

   o  Mortgage-backed and other asset-backed securities;

   o  Inflation-indexed bonds issued both by governments and corporations;

   o Structured notes, including hybrid or "indexed" securities, and event-linked bonds;

   o  Loan participations and assignments;

   o  Delayed funding loans and revolving credit facilities;

   o Bank certificates of deposit, fixed time deposits, and bankers' acceptances;

   o  Repurchase agreements and reverse repurchase agreements;

   o Debt securities issued by states or local governments and their agencies, authorities, and other government-sponsored enterprises;

   o Obligations of non-U.S. governments or their subdivisions, agencies, and government-sponsored enterprises; and

   o  Obligations of international agencies or supranational entities.

The Fund may engage in frequent trading in order to achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES FOR THE MODERATE INDEX STRATEGY FUND (ACQUIRING
FUND):

The Fund seeks to achieve its goal by investing primarily in a combination of five underlying index funds (the "Index Strategy Underlying Funds"). The AZL Enhanced Bond Index Fund is a bond index fund; the other four Index Strategy Underlying Funds are equity index funds.

   o  AZL Enhanced Bond Index Fund

   o  AZL S&P 500 Index Fund

   o  AZL Mid Cap Index Fund

   o  AZL Small Cap Stock Index Fund

   o  AZL International Index Fund

Information regarding the investment policies of the Index Strategy Underlying Funds is located in the prospectus for the Acquiring Fund, which accompanies and is incorporated by reference into this proxy statement/prospectus, in the section called "Information About the Index Strategy Underlying Funds." Generally, the Fund will allocate its assets as follows: 55% - 75% in the underlying equity index funds and 25% - 45% in the underlying bond index fund.

The investment results of the Index Strategy Underlying Funds will vary. As a result, the portfolio management team monitors the allocations to the Index Strategy Underlying Funds daily and periodically adjusts the allocations. The performance and income distributions of each of the Index Strategy Underlying Funds will differ from the performance and income distributions of the underlying funds as a result of small variations in the Fund's allocations and any cash held in its portfolio.

The Fund may also allocate up to 5% of its respective net assets to (a) index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. The Fund may also invest, either directly or through the Index Strategy Underlying Funds, in exchange-traded funds (ETFs) for additional exposure to relevant markets. This strategy is intended to reduce the potential volatility of the Fund's investment performance and may limit the Fund's ability to benefit from rising markets while protecting the Fund in declining markets. The Fund may pursue this strategy by investing directly or indirectly through


                                      12
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009
unregistered investment pools that are managed by either the Manager, affiliates of the Manager, or unaffiliated investment managers.

For temporary defensive purposes, any of the Fund may invest up to 100% of its assets in short-term U.S. Government securities, bank certificates of deposit, prime commercial paper, money market funds, and other high quality short-term fixed-income securities and repurchase agreements with respect to those securities. If a Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.


COMPARISON OF INVESTMENT POLICIES
If shareholders of the Acquired Funds approve the Reorganization, they will be subject to the investment policies of the Acquiring Fund. The Funds have substantially similar investment policies. Other than as described herein, the Manager does not believe that the differences between the investment policies results in any material difference in the way the Funds are managed.

The Acquiring Fund is a "fund of funds" and diversifies its assets by investing primarily in the shares of other affiliated underlying mutual funds. The Fund may also invest in unaffiliated mutual funds and in other securities, including interests in both affiliated and unaffiliated unregistered investment pools. The Acquired Funds invest primarily in a diversified portfolio of equity and fixed income securities.


RISK FACTORS
As noted above, the investment objective and the principal investment strategies of the Acquired Funds and the Acquiring Fund are comparable. Consequently, the principal investment risks of the Funds also are comparable. The principal risks of investing in the Acquired Funds and the Acquiring Fund are shown in the table below. A discussion of each of the various principal risks follows the table.

Depending upon its assessment of changing market conditions, the subadviser of each Fund may emphasize particular asset classes or particular investments at any given time, which may change the risks associated with a Fund. The fact that a risk is not identified as a principal risk for a particular Fund does not mean that the Fund may not be subject to that risk. The Statement of Additional Information for the Acquiring Fund, which is incorporated by reference in this proxy statement/prospectus, contains detailed information on the Acquiring Fund's permitted investments and investment restrictions.

RISK                                   TARGETPLUS GROWTH FUND          TARGETPLUS MODERATE             MODERATE INDEX STRATEGY
                                           (ACQUIRED FUND)             FUND(ACQUIRED FUND)              FUND(ACQUIRING FUND)
Market Risk                                       X                             X                                 X
Issuer Risk                                       X                             X                                 X
Selection Risk                                    X                             X
Allocation Risk                                   X                             X                                 X
Strategy Selection Risk                           X                             X
Investment Strategy Risk                          X                             X
Limited Management Risk                           X                             X
Capitalization Risk                               X                             X                                 X
Focused Investment Risk                           X                             X
Foreign Risk                                      X                             X                                 X
Emerging Markets Risk                             X                             X
Currency Risk                                     X                             X
Dividend Risk                                     X                             X
Interest Rate Risk                                X                             X                                 X
Credit Risk                                       X                             X                                 X
Security Quality Risk                             X                             X
Liquidity Risk                                    X                             X


                                       13
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

Derivatives Risk                                  X                             X                                 X
Mortgage-Related and Other Asset-                 X                             X                                 X
Backed Risk
Leveraging Risk                                   X                             X
License Termination Risk                          X                             X                                 X
Short Sale Risk                                   X                             X
Portfolio Turnover                                X                             X                                 X
Index Fund Risk                                                                                                   X
Prepayment Risk                                                                                                   X
Extension Risk                                                                                                    X


* MARKET RISK: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. The value of the Fund's portfolio may fluctuate to a greater or lesser degree than fluctuations of the general stock market. For those Funds that invest in stocks of foreign companies, the value of the Fund's portfolio will be affected by changes in foreign stock markets and the special economic and other factors that might primarily affect stock markets in particular foreign countries and regions. Equity securities generally have greater price volatility than fixed income securities.
* ISSUER RISK: The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's products or services.
* SELECTION RISK: The Fund is an actively managed investment portfolio. The portfolio manager(s) make investment decisions for the Fund's assets. The investment approach of some Funds emphasizes buying and holding securities, even through adverse markets, while the investment approach of other Funds emphasizes frequent trading in order to take advantage of short-term market movements. However, there can be no guarantee they will produce the desired results and poor security selection may cause the Fund to underperform its benchmark index or other funds with similar investment objectives.
* ALLOCATION RISK: The risk that the Manager allocates assets in a manner which results in the Fund underperforming other funds with similar investment objectives. For those Funds where the Manager has limited discretion to allocate Fund assets among various underlying investments, the Fund's allocation structure may cause the Fund to underperform other funds of funds with similar investment objectives. For those Funds where the Manager has discretion to allocate Fund assets among various underlying investments which represent different asset classes, each underlying investment is subject to different levels and combinations of risk, depending on the Fund's exact asset allocation.
* STRATEGY SELECTION RISK: The risk that the Manager could allocate assets in a manner that will cause the Funds to underperform other funds with similar investment objectives. The Manager may have a potential conflict of interest in allocating Fixed Income Portfolio assets between the Diversified Income Strategy and the Total Return Strategy because the subadvisory fee rate it pays to the subadviser are different for the two strategies. However, the Manager is a fiduciary to the Funds and is legally obligated to act in their best interests when selecting strategies, without taking fees into consideration.
* INVESTMENT STRATEGY RISK: Certain strategies involve selecting common stocks that have high dividend yields relative to other common stocks comprising an index. The dividend yields of such stocks may be high relative to such other stocks because the share price of the stock has declined relative to such other stocks. The stocks selected may be out of favor with investors because the issuer is experiencing financial difficulty, has had or forecasts weak earnings performance, has been subject to negative publicity, or has experienced other unfavorable developments relating to its business. There can be no assurance that the negative factors that have caused the issuer's stock price to have declined relative to other stocks will not cause further decreases in the issuer's stock price, or that the dividend paid on the stock


                                       14
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009
   will be maintained.
   Certain strategies involve selecting common stocks of issuers that have experienced certain rates of growth in sales and stocks that have experienced recent price appreciation. There can be no assurance that the issuers whose stocks are selected will continue to experience growth in sales, or that the issuer's operations will result in positive earnings even if sales continue to grow. There further can be no assurance that the prices of such issuers' stocks will not decline.
   Value Line's Timeliness[TM] rankings reflect Value Line's views as to the prospective price performance of the #1 ranked stocks relative to other stocks ranked by Value Line[R]. There is no assurance that the #1 ranked stocks will actually perform better than other stocks and, as a result, the Fund may underperform other similar investments.
* LIMITED MANAGEMENT RISK: The Fund's strategy of investing in companies according to criteria determined on or about the last business day before each Stock Selection Date prevents the Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Fund from taking advantage of opportunities available to other funds.
* CAPITALIZATION RISK: To the extent the Fund invests significantly in small and/or mid-capitalization companies, it may have capitalization risk. These companies may present additional risk because they have less predictable earnings or no earnings, more volatile share prices and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the price of smaller companies' securities and the Fund's ability to sell them when the portfolio manager deems it appropriate. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. The value of some of the Fund's investments will rise and fall based on investor perception rather than economic factors.
* FOCUSED INVESTMENT RISK: The Fund invests in a limited number of securities, and the securities selected for the strategies used to manage this Fund may be issued by companies concentrated in particular industries, including consumer products and technology. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stock may react similarly and move in unison to these and other market conditions. As a result of these factors, stocks in which the Fund invests may be more volatile and subject to greater risk of adverse developments that may affect many of the companies in which the Fund invests, than a mixture of stocks of companies from a wide variety of industries. Generally, in the context of the total portfolio, these holdings may not be large enough to consider the Fund as a whole as concentrated.
* FOREIGN RISK: Because the Fund invests in securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country, including the risk of nationalization, expropriation or confiscatory taxation. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

* EMERGING MARKETS RISK: In addition to the risks described under "Foreign Risk", issuers in emerging markets may present greater risk than investing in foreign issuers generally. Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

* CURRENCY RISK: Funds that invest in securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the


                                       15
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009
   currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational authorities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund's investments with exposure to foreign currency fluctuations may decline in value (in terms of the U.S. dollar) and reduce the returns of the Fund.
* DIVIDEND RISK: There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that if declared, they will either remain at current levels or increase over time.
* INTEREST RATE RISK: As nominal interest rates rise, the value of fixed income securities held by a Fund is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including Treasury Inflation-Protected Securities ("TIPS"), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.
* CREDIT RISK: The Fund could lose money if the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, or a loan of portfolio securities, is unwilling or unable to make payments of principal and/or interest in a timely manner, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Those Funds that are permitted to invest in municipal bonds are subject to the risk that litigation, legislation, or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.
* SECURITY QUALITY RISK: The Fund may invest in high yield, high risk debt securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund's ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose the value of its entire investment.
* LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell. Investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Restricted securities may be subject to liquidity risk because they may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. Funds with principal investment strategies that involve restricted securities, foreign securities, derivatives, companies with small market capitalization or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.
* DERIVATIVES RISK: The Fund may invest in derivatives. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and management risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, any Fund that invests derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument (for example, forward contracts and futures that are required to "cash settle") are not covered through ownership of the underlying security, financial instrument, or currency.
* MORTGAGE-RELATED AND OTHER ASSET-BACKED RISK: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of


                                       16
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009
   rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If a Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool's obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages. An unexpectedly high or low rate of prepayments on a pool's underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. A Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.
* LEVERAGING RISK: Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery, or forward commitment transaction. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. In addition, leverage, including borrowing, may exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities.
* LICENSE TERMINATION RISK: The Fund relies on third party license(s) that permit the use of the intellectual property of such parties in connection with the name of the Fund and/or the investment strategies of the Fund. Such license(s) may be terminated by the licensors, and as a result, the Fund may lose its ability to use the licensed name as a part of the name of the Fund or to receive data from the third party as it relates to the investment strategy. Accordingly, in the event a license is terminated, the Fund may have to change its name or investment strategy(ies).
* SHORT SALE RISK: Short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. Certain of the Funds may also enter into short derivatives positions through futures contracts or swap agreements. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially resulting in the loss of more money than the actual cost of the investment. Short sales "against the box" give up the opportunity for capital appreciation in the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.
* PORTFOLIO TURNOVER: The Fund may actively and frequently trade its portfolio securities or may turn over a significant portion of its portfolio securities in a single year. High portfolio turnover (100% or more) results in higher transaction costs and can adversely affect the Fund's performance.
* INDEX FUND RISK: The Fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance. The correlation between the performance of the Fund and the performance of the index may be affected by the Fund's expenses, changes in securities markets, selection of certain securities for the portfolio to represent the index, changes in the composition of the index, and the timing of purchases and redemptions of Fund shares.
* PREPAYMENT RISK: If interest rates fall, issuers of callable debt securities are more likely to prepay prior to the maturity date. The Underlying Fund may not be able to reinvest the proceeds from the prepayment in investments that will generate the same level of income.
* EXTENSION RISK: When interest rates rise, certain bond obligations will be paid in full by the issuer more slowly than anticipated, cause the value of the securities to fall.


                                       17
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

PERFORMANCE
Performance information for the Funds is shown below.

The following bar charts and tables provide an indication of the risks of an investment in the Funds by showing changes in their performance from year to year and by showing how the Funds' average annual returns for one year, five years and since inception (as applicable) compare with those of a broad measure of market performance.

Both the bar charts and the tables assume reinvestment of dividends and distributions, and reflect fee waivers. Without fee waivers, the Funds' performance would have been lower.

The performance of the Funds will vary from year to year. The Funds' performance does not reflect the cost of insurance and separate account charges which are imposed under your Contract. If they were included, performance would be reduced. Past performance does not indicate how the Funds will perform in the future.


TARGETPLUS GROWTH FUND (ACQUIRED FUND)

[Bar Chart Graphic - 2008: -39.38%]



    HIGHEST AND LOWEST QUARTER RETURNS (FOR PERIODS SHOWN IN THE BAR CHART) Highest (Q2, 2008) -3.40%
 Lowest (Q4, 2008)  -21.72%

AVERAGE ANNUAL TOTAL RETURNS

                       INCEPTION ONE YEAR ENDED DECEMBER 31, 2008 SINCE INCEPTION
TargetPLUS Growth Fund 5/1/2007              -39.38%                  -25.73%
Russell 3000 Index                           -37.31%                  -24.66%
S&P 500 Index                                -37.00%                  -24.19%

The Fund's performance is compared to the Russell 3000[R] Index and the S&P 500 Index. The Russell 3000[R] Index, an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The S&P 500[R] Index is an unmanaged index that consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.


                                       18
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

TARGETPLUS MODERATE FUND (ACQUIRED FUND)

[Bar Chart Graphic - 2008: -32.37%]



    HIGHEST AND LOWEST QUARTER RETURNS (FOR PERIODS SHOWN IN THE BAR CHART) Highest (Q2, 2008) -3.28%
 Lowest (Q4, 2008)  -17.09%

AVERAGE ANNUAL TOTAL RETURNS

                                   INCEPTION ONE YEAR ENDED DECEMBER 31, 2008 SINCE INCEPTION
TargetPLUS Moderate Fund           5/1/2007              -32.37%                  -20.04%
Russell 3000[R] Index                                    -37.31%                  -24.66%
S&P 500 Index                                            -37.00%                  -24.19%

The Fund's performance is compared to the Russell 3000[R] Index and the S&P 500 Index. The Russell 3000[R] Index, an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The S&P 500[R] Index is an unmanaged index that consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.


                                       19
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

MODERATE INDEX STRATEGY (ACQUIRING FUND)

The performance bar charts and tables are not presented because the Fund has not had a full calendar year of operations. The Fund commanced operations July 10, 2009, and has no performance history prior to that date.


TABLE A-1

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

---------------------------------------------------------------------
|FUND (inception date)                  |LAST 1 YEAR|SINCE INCEPTION|
---------------------------------------------------------------------
|TargetPLUS Growth Fund (5/1/2007)      |  -39.38%  |    -25.73%    |
---------------------------------------------------------------------
|TargetPLUS Moderate Fund(5/1/2007)     |  -32.37%  |    -20.04%    |
---------------------------------------------------------------------
|Moderate Index Strategy Fund(7/10/2009)|    N/A    |      N/A      |
---------------------------------------------------------------------



TAX CONSEQUENCES
If the separate accounts investing in the Funds and the Contracts are properly structured under the insurance company provisions of federal tax law (as the Manager believes is the case), the Reorganization will not be a taxable event for Contract Owners who have a portion of their variable annuity contract allocated to the Funds. The Reorganizations are not expected to qualify as tax-free reorganizations for United States federal income tax purposes. The Manager has agreed to indemnify Contract Owners against any taxes imposed on them as a result of the treat of the Reorganizations as taxable or as a result of a judicial or administrative determination that the Reorganization, although treated by the parties as not tax-free, in fact was tax-free. CONTRACT OWNERS SHOULD CONSULT THEIR OWN TAX ADVISERS CONCERNING ANY POSSIBLE STATE INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS.

For more information about the federal income tax consequences of the Reorganization, see the section entitled "Tax Status of the Reorganization."



                                       20
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

FEES AND EXPENSES

The following table describes the fees and expenses as of the end of the most recent fiscal year that you pay if you buy and hold shares of the Acquired Funds or shares of the Acquiring Fund. The table also shows estimated pro forma expenses of the Acquiring Fund assuming the proposed Reorganization had been effective during the most recent fiscal year, adjusted to reflect current fees. The table does not reflect the expenses that apply to the subaccounts or the Contracts. Inclusion of these charges would increase expenses for all periods shown. The fees and expenses below exclude the costs of the Reorganization. See "Reasons for the Proposed Reorganization and Board Deliberations" for additional information concerning the allocation of the costs of the Reorganization.



TABLE A-2

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

The following table is based on fund assets as of December 31, 2008.

                      TARGETPLUS GROWTH   TARGETPLUS MODERATE   MODERATE INDEX STRATEGY    MODERATE INDEX STRATEGY FUND - PRO FORMA
                     FUND(ACQUIRED FUND)  FUND(ACQUIRED FUND)     FUND(ACQUIRING FUND)               WITH ACQUIRED FUNDS
------------------------------------------------------------------------------------------------------------------------------------
Management Fee         0.52% (a)           0.52% (a)             0.05% (b)                  0.05% (c)
Distribution (12b-1)   0.25% (d)           0.25% (d)             --                         --
Fees
Underlying Fund Fees   --                  --                    0.61% (e)                  0.61% (e)
and Expenses
Other Expenses         0.38%               0.53%                 0.15%                      0.16%
Total Annual Fund      1.15%               1.30%                 0.81%                      0.82%
Operating Expenses
Fee Waiver (f)         -0.24%              -0.32%                --                         --
Net Annual Fund        0.91%               0.98%                 0.81%                      0.82%
Operating Expenses
(f)

(a)The management fee rate is the contractual rate charged for the Fund's most recent fiscal year, which ended December 31, 2008.
(b)The Moderate Index Strategy Fund commenced operations on July 10, 2009, and did not have any net assets or shares outstanding at December 31, 2008. The management fee rate shown therefore reflects what the rate would be under the current management fee schedule for the Acquiring Fund.
(c)The management fee rate shown reflects what the rate would be under the current management fee schedule for the Acquiring Fund based on the combined assets of the Funds for the fiscal year ended December 31, 2008.
(d)The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. The Fund pays Allianz Life Financial Services, LLC, the Fund's distributor, an annual fee of up to 0.25% of average daily net assets as payment for distributing its shares and providing shareholder services.
(e)Underlying Fund Fees and Expenses are incurred indirectly by the Acquiring Fund through the Fund's investment in the Index Strategy Underlying Funds and unregistered investment pools. Accordingly, Underlying Fund Fees and Expenses affect the Fund's total returns. Because these fees and expenses are not included in the Fund's Financial Highlights in the accompanying prospectus for the Acquiring Fund, the Fund's Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights table.
(f)The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and, for the Acquired Fund, Underlying Fund Fees and Expenses), to 0.89% for TargetPLUS Growth Fund and TargetPLUS Moderate Fund and 0.20% for Moderate Index Strategy Fund through April 30, 2010. The Fund is authorized to reimburse the Manager for management fees previously waived and/or for the cost of Other Expenses paid by the Manager provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse the Manager in this manner only applies to fees paid or reimbursements made by the Manager within the three fiscal years prior to the date of such reimbursement. To the extent that such reimbursements to the Manager are expected in the upcoming year, the amount of the reimbursements, if any, is included in the financial statements in the Fund's shareholder reports and is reflected in Other Expenses in the table above.



                                       21
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

EXAMPLE: Use the following tables to compare fees and expenses of the Funds to other investment companies. The tables illustrate the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. The tables also show pro forma expenses of the Acquiring Fund assuming the proposed Reorganization had been in effect for the periods shown. The tables do not reflect the effect of any fee or expense waivers. The tables also do not reflect separate account or insurance contract fees and charges. An investor's actual costs may be different.




FUND                                                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------
TargetPLUS Growth Fund (Acquired Fund)                          $93    $342    $610   $1,376
TargetPLUS Moderate Fund (Acquired Fund)                       $100    $381    $682   $1,540
Moderate Index Strategy Fund (Acquiring Fund)                   $83    $259    $450   $1,002
Moderate Index Strategy Fund - Pro Forma with Acquired Funds    $84    $262    $455   $1,014



THIS EXAMPLE DOES NOT REPRESENT ACTUAL EXPENSES, PAST OR FUTURE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. THIS EXAMPLE DOES NOT REFLECT THE EXPENSES THAT APPLY TO THE SUBACCOUNTS OR THE CONTRACTS. INCLUSION OF THSE CHARGES WOULD INCREASE EXPENSES FOR ALL PERIODS SHOWN.


THE REORGANIZATION


TERMS OF THE REORGANIZATION
The Board has approved the Plans, a copy of each of which is attached as Exhibit A and Exhibit B. The Plans provide for the Reorganization on the following terms:
* The Reorganization is scheduled to occur on the first day that the New York Stock Exchange is open for business following shareholder approval and receipt of any necessary regulatory approvals, but may occur on any later date agreed to by an Acquired Fund and the Acquiring Fund.
* The Acquired Funds will transfer all of their assets to the Acquiring Fund and, in exchange, the Acquiring Fund will assume the Acquired Funds' liabilities.
* The Acquiring Fund will issue shares to each Acquired Fund in an amount equal to the value of the assets that it receives from each Acquired Fund, less the liabilities assumed by the Acquiring Fund in the transaction. These shares will immediately be distributed by the Acquired Funds to their shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. As a result, shareholders (the separate accounts) of the Acquired Funds will become shareholders of the Acquiring Fund. Contract values that were allocated to subaccounts invested in the Acquired Funds will be allocated to subaccounts investing in the Acquiring Fund.
* Neither the Acquired Funds nor any Contract Owners whose contract values are allocated to subaccounts investing in the Acquired Funds will pay any sales charge in connection with the Reorganization.
* The net asset value of the Acquired Funds and the Acquiring Fund will be computed as of 3:00 p.m. Central time, on the closing date.
* After the Reorganization, the Acquired Funds will be terminated.

CONDITIONS TO CLOSING THE REORGANIZATION
The completion of the Reorganization for each Acquired Fund is subject to certain conditions described in the Plans, including:
* Each Acquired Fund will have declared and paid a dividend that will distribute all of the Fund's taxable income, if any, to the shareholders (the separate accounts) of the Fund for the taxable years ending at or prior to the closing.
* The Funds will have received any approvals, consents, or exemptions from the SEC or any regulatory body necessary to carry out the Reorganization.
* An effective registration statement on Form N-14 will be on file with the SEC.



                                       22
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

* The Contract Owners of each Acquired Fund who are eligible to provide voting instructions for the meeting will have approved the respective Plans.

TERMINATION OF THE PLAN
The Plans and the transactions contemplated by them may be terminated and abandoned by resolutions of the Board of Trustees of the Acquired Funds or the Acquiring Fund at any time prior to closing. In the event of a termination, there will be no liability for damages on the part of either the Acquired Funds or the Acquiring Fund, or the trustees, officers, or shareholders of the Acquired Funds or the Acquiring Fund.


TAX STATUS OF THE REORGANIZATION
For federal income tax purposes, the transfer of the assets of each Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of the Acquiring Fund shares to shareholders of each Acquired Fund is treated as a separate Reorganization. However, for ease of reference, the Reorganizations are discussed collectively.
If the separate accounts investing in the Acquired Fund and the Contracts are properly structured under the insurance company provisions of federal tax law (as the Manager believes is the case), the Reorganization will not be a taxable event for Contract Owners who have a portion of their variable annuity contract allocated to an Acquired Fund. The Reorganization is not expected to qualify as a tax-free reorganization for United States federal income tax purposes. Thus, the Acquired Funds generally will recognize gain or loss equal to the difference between the fair market value of their assets and their tax basis in such assets. Any unused excess capital loss carry forwards of the Acquired Funds will cease to exist after the Reorganization. The Acquired Funds expect that the amount of such unused capital loss carry forwards lost as a consequence of the Reorganization will not be material (and such lost attributes would have been significantly limited for federal income tax purposes even if the Reorganization qualified for tax-free treatment).
The exchange of Acquired Fund shares for Acquiring Fund shares pursuant to the Reorganization will be a taxable event for federal income tax purposes (as well as for state and local income tax purposes). If the separate accounts investing in the Acquired Fund and the related Contracts are properly structured under the insurance company provisions of federal tax law (the Manager believes is the case), then the separate accounts would be treated as the direct holder of the Acquired Fund shares. As such, the separate accounts will recognize gain or loss equal to the difference between the fair market value of the Acquiring Fund shares received pursuant to the Reorganization and the separate accounts' tax basis in the Acquired Fund shares surrendered therefore. Such gain or loss will be long-term capital gain or loss if the separate accounts' holding period for such Acquired Fund is more than one year at the Closing.
The Manager has agreed to indemnify Contract Owners against any taxes imposed on them as a result of the Reorganization being taxable or as a result of a judicial determination or administrative determination that the Reorganization, although treated by the parties as not tax-free, in fact was tax-free. CONTRACT OWNERS SHOULD CONSULT THEIR OWN TAX ADVISERS CONCERNING ANY POSSIBLE STATE INCOME TAX CONSEQUENCES OF THE REORGANIZATION.

REASONS FOR THE PROPOSED REORGANIZATION AND BOARD DELIBERATIONS
The Board believes that the proposed Reorganization will be advantageous to shareholders of the Acquired Funds based on its consideration of the following matters:
* TERMS AND CONDITIONS OF THE REORGANIZATION. The Board considered the terms and conditions of the Reorganization as described in the previous paragraphs.
* TAX CONSEQUENCES. The Board considered the tax consequences of the Reorganization for Contract Owners and for the Funds, as set forth in the section "Tax Status of the Reorganization," above.
* CONTINUITY OF INVESTMENT. The Board considered the compatibility of the Funds and the degree of similarity between the investment objectives and the principal investment strategies for the Acquired Funds and the Acquiring Fund. The Board considered the fact that the Acquired Funds and the Acquiring Fund have comparable investment objectives and policies, but principal investment strategies which differ insofar as the Acquiring Fund is a "fund of funds", while the Acquired Funds invest in a diversified portfolio of equity and fixed income securities. The Board took note of the fact that following the Reorganization shareholders of the Acquired Funds will be invested in a Fund holding a portfolio the characteristics of which generally are similar to those of the portfolio currently held by the Acquired Funds, except as described in this proxy statement.
* EXPENSE RATIOS. The Board considered the relative expenses of the Funds. The total operating expense ratio for the Acquiring Fund is lower than the total operating expense ratio for each of the Acquired Funds as of the end of the



                                       23
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

  Acquired Funds' most recent fiscal year. The contractual management fee for the Acquiring Fund is lower than for the Acquired Funds, and the contractual management fees for all of the Funds do not include any breakpoints. The Acquired Funds are subject to Distribution (12b-1) Fees but not Acquired Fund Fees and Expenses; the Acquiring Fund, on the other hand, is subject to Acquired Fund Fees and Expenses but not Distribution (12b-1) Fees. The Acquiring Fund's Other Expenses are lower than those for the Acquired Funds. The Board considered the fact that, in sum, shareholders of the Acquired Funds may expect to incur lower overall fund expenses following the Reorganization. The Board also considered the possibility that both higher aggregate net assets resulting from the Reorganization and the opportunity for net cash inflows, or reduced outflows, may reduce the risk that, if net assets of the Acquired Funds fail to grow, or even diminish, the Acquired Funds' total expense ratios could rise from current levels as fixed expenses become a larger percentage of net assets. The Board noted that all of the Funds are subject to expense limitation agreements that will remain in place through at least April 30, 2010. The Board considered the fact that the Acquired Funds currently are operating with expenses above the respective caps and are receiving fee waivers from the Manager, but that the Acquiring Fund is not. The Board also considered the fact that following the Reorganization total fund operating expenses for the combined Fund, including expenses related to the Reorganization, are expected to reach the cap contained in the Acquiring Fund's expense limitation agreement and that the Manager is expected to absorb expenses related to the merger through fee waivers. Net Annual Fund Operating Expenses are nevertheless expected to be less for the Acquiring Fund after the Reorganization than for the Acquired Funds.
* ECONOMIES OF SCALE. The Board considered the advantage of combining Funds with comparable investment objectives. The Board believes that the combined Fund may have the opportunity to take advantage of the economies of scale associated with a larger fund. The combined Fund may have better prospects for growth than any of the Funds separately. For example, a larger fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility. Furthermore, as indicated above, fixed expenses, such as audit expenses and accounting expenses that are charged on a per fund basis, may be reduced.
* COSTS. The Board noted that the Acquired Funds each will bear the expenses of printing and mailing communications to Contract Owners who beneficially owned its shares and that all other expenses of the Reorganization, including accounting, legal, and custodial expenses, and any costs related to repositioning of the Acquiring Fund's portfolios after the Reorganization, will be allocated equally among the Acquired Funds and the Acquiring Fund. The Board also noted that the estimated total reorganization costs, including repositioning costs, would be less than $0.01 per share of the combined Fund. The Board considered the Manager's analysis showing that the reduction in annual operating expenses for the Acquired Funds and the Acquiring Fund resulting from the Reorganization is likely to be greater than or equal to the expenses of the Reorganization to be borne by the Acquired Funds or Acquiring Fund, as the case may be.
* DILUTION. The Board considered the fact that the Reorganization will not dilute the interests of the current Contract Owners with contract values allocated to subaccounts investing in the Acquired Funds because it would be effected on the basis of the relative net asset value per share of the Acquired Funds and the Acquiring Fund, respectively. Thus, subaccounts holding shares of the Acquired Funds will receive shares of the Acquiring Fund equal in value to their shares in the Acquired Funds.
* PERFORMANCE AND OTHER FACTORS. The Board considered the relative performance records of the Funds. The Board noted that none of the Funds have accumulated any significant track record; the Acquired Funds commenced operations on May 1, 2007, and the Acquiring Fund commenced operations on July 10, 2009. Therefore, the Board also considered the overall track record of the Manager in managing other funds with similar investment objectives and allocation strategies. Although the Board was cognizant of the fact that an investment adviser's past performance is no guarantee of its future results, the Board did recognize that the overall track record of the Manager could help attract more assets and increase shareholder confidence in the combined Fund. The Board concluded that increased inflows, or reduced outflows, could lead to further economies of scale (see "Economies of Scale" above).
  The Board also considered the fact that the Funds have similar investment objectives. The Reorganization should allow for a concentrated selling effort, thereby potentially benefiting shareholders of the combined Funds.
* POTENTIAL EFFECTS ON THE MANAGER. The Board also considered the potential benefits from the Reorganization that could be realized by the Manager. The Board recognized that the potential benefits to the Manager consist principally of economies of scale and the elimination of expenses incurred in duplicative efforts to administer separate funds. The Board also noted, however, that shareholders of the Acquired Funds will benefit over time from any long-term decrease in overall operating expense ratios resulting from the proposed Reorganization. The Board noted that the proposed Reorganization



                                       24
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009
  would affect the amount of management fees that the Manager retains after payment of the subadvisory fees. The table below assumes that the Reorganization has taken place. See Table A-2 above for information concerning current management fees for both Funds.

FUND                                                         MANAGEMENT FEE RETAINED AFTER PAYMENT OF SUBADVISORY FEE (1)
TargetPLUS Growth Fund (Acquired Fund)                                                  0.17%
TargetPLUS Moderate Fund (Acquired Fund)                                                0.17%
Moderate Index Strategy Fund (Acquiring Fund)                                        0.05% (2)(3)
   Weighted Average Before Reorganization                                               0.17%
MODERATE INDEX STRATEGY FUND - PRO FORMA WITH ACQUIRED FUNDS                          0.05% (3)

 (1)Calculations are as of May 31, 2009, based on assets under management at May 31, 2009.
 (2)The Acquiring Fund had no net assets under management at May 31, 2009. The rate shown is the current management fee for the Acquiring Fund.
 (3)The Manager does not pay subadvisory fees out if its management fee for the Acquiring Fund. Underlying Fund Fees and Expenses are not factored into this table.


The Board did not assign relative weights to the foregoing factors or deem any one or group of them to be controlling in and of themselves.


BOARD DETERMINATIONS
After considering the factors described above and other relevant information at an in-person meeting held on June 10, 2009, the Board of Trustees of each of the Acquired Funds, including a majority of the independent Board members found that participation in the Reorganization is in the best interests of the Acquired Funds and that the interests of existing Contract Owners with contract values allocated to subaccounts investing in the Acquired Funds would not be diluted as a result of the Reorganization.

The Board of Trustees of the Acquiring Fund approved the Plans at the meeting held on June 10, 2009. Among other factors, the Board members considered the terms of the Plans, the provisions intended to avoid the dilution of Contract Owners' interests, and the anticipated tax consequences of the Reorganization. The Board found that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of existing Contract Owners with contract values allocated to subaccounts investing in the Acquiring Fund will not be diluted as a result of the Reorganization.


RECOMMENDATION AND VOTE REQUIRED
The Board recommends that Contract Owners who are entitled to vote at the meeting approve the proposed Plans. Approval of each Plan requires the affirmative vote, in person or by proxy, of a majority of the voting power of the outstanding shares of the respective Acquired Fund as the record date, July 20, 2009. Shareholders of each Acquired Fund will vote separately on the Plan applicable the Acquired Fund in which they are invested. Each share is entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value per share held by a shareholder on the record date. If the Plan is not approved by an Acquired Fund, the Board will consider what further action should be taken. The Reorganization will proceed with respect to any Acquired Fund approving it, even if the other Acquired Fund does not.

If shareholder approval is obtained, the Reorganization is scheduled to be effective on or about October 23, 2009.



                                       25
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

SECTION B - PROXY VOTING AND SHAREHOLDER MEETING INFORMATION
REFERENCE TO THE "FUND" IN THIS SECTION IS A REFERENCE TO THE ACQUIRED FUND.

A special meeting of shareholders of the Acquired Funds will be held as specified in the Notice of Special Meeting that accompanies this proxy statement/prospectus. At the meeting, shareholders (the separate accounts) will vote their shares of the Acquired Funds.

You have the right to instruct Allianz Life and Allianz Life of NY (together, "Allianz") on how to vote the shares of the Acquired Funds held under your Contract. The number of Fund shares for which you may provide instructions will be based on the dollar amount of Fund shares that you own beneficially through the subaccount accumulation units and/or annuity units in your Contract on the record date. Each accumulation unit or annuity unit represents a specified dollar value and a specified number of Fund shares. For each dollar of value, the Contract Owner is permitted to vote one Fund share. We count fractional votes. If you execute and return your voting instruction form, but do not provide voting instructions, Allianz will vote the shares underlying your Contract in favor of the proposal described above. Allianz will vote any shares for which it does not receive a voting instruction form, and any shares which it or its affiliates hold for their own account, in proportionately the same manner as shares for which it has received voting instructions. Allianz will not require voting instructions for a minimum number of shares, and therefore a small number of shareholders could determine the outcome of any proposal.

For the Meeting to proceed, there must be a quorum. This means that at least 25% of a Fund's shares must be represented at the Meeting either in person or by proxy. Because Allianz is the only shareholder of the Funds, its presence at the Meeting in person or by proxy will meet the quorum requirement.

You may revoke your voting instructions up until voting results are announced at the Meeting or at any adjournment of the Meeting by giving written notice to Allianz prior to the Meeting by mail to Allianz Variable Insurance Products Trust, c/o Advisory Management, A3-825, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, by executing and returning to Allianz a voting instruction form with a later date, or by attending the Meeting and voting in person. If you need a new voting instruction form, please call the Fund at 1-800-950-5872 ext. 35857, and a new voting instruction form will be sent to you. If you return an executed form without voting instructions, your shares will be voted "FOR" the proposal.

The Acquired Funds will pay all costs of solicitation, including the cost of preparing and mailing the Notice of a Special Meeting of shareholders and this proxy statement/prospectus to Contract Owners. Representatives of the Manager, without cost to the Fund, also may solicit voting instructions from Contract Owners by means of mail, telephone, or personal calls.


DISSENTERS' RIGHTS OF APPRAISAL. There are no appraisal or dissenters' rights for shareholders of the Acquired Funds. Delaware law does not grant beneficiaries of statutory trusts who dissent from approval of the Reorganization the right to demand an appraisal for their interests and payment of their fair cash value. As a result, shareholders who object to the Reorganization do not have a right to demand a different payment for their shares of beneficial interest.

OTHER MATTERS. Management of the Funds anticipates that an election of Trustees and ratification of the auditors also will be conducted at the Meeting. You will receive a separate proxy statement containing information regarding these other matters if you are eligible to vote on them. Otherwise, management of the Funds knows of no other matters that may properly be, or that are likely to be, brought before the Meeting. However, if any other business shall properly come before the Meeting, the persons named on the voting instruction form intend to vote thereon in accordance with their best judgment.

ADJOURNMENT. In the event that voting instructions received by the time scheduled for the meeting are not sufficient to approve the Reorganization, representatives of Allianz may move for one or more adjournments of the meeting for a period of not more than 120 days in the aggregate to allow further solicitation of voting instructions on the proposals. Any adjournment requires the affirmative vote of a majority of the voting power of the shares present at the meeting. Representatives of Allianz will vote in favor of adjournment. The Acquired Funds will pay the costs of any additional solicitation and of any adjourned meeting. A shareholder vote may be taken on one or more of the items in this proxy statement prior to adjournment if sufficient voting instructions have been received.



                                       26
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

SECTION C - CAPITALIZATION, OWNERSHIP OF FUND SHARES AND OTHER FUND INFORMATION IN THIS SECTION REFERENCE TO THE "FUND" IS A REFERENCE TO THE ACQUIRING FUND AND THE ACQUIRED FUNDS.

This section contains the following information about the Funds:

TABLE   CONTENT

        (all information is shown for the fiscal year ended December 31, 2008, unless noted otherwise)

C-1 Actual and pro forma capitalization of the Acquired Fund and the Acquiring Fund

C-2     Actual and pro forma ownership of Fund shares




CAPITALIZATION

The following table shows the capitalization of the Funds at December 31, 2008, and on a pro forma basis, assuming the proposed Reorganization had taken place.

TABLE C-1. ACTUAL AND PRO FORMA CAPITALIZATION OF THE ACQUIRED FUNDS AND THE ACQUIRING FUND

FUND                                                              NET ASSETS  NET ASSET VALUE PER SHARE SHARES OUTSTANDING
TargetPLUS Growth Fund (Acquired Fund)*                          $66,305,422            $6.02               11,014,322
TargetPLUS Moderate Fund (Acquired Fund)*                        $53,814,586            $6.79               7,920,378
Moderate Index Strategy Fund (Acquiring Fund)**                      N/A                 N/A                   N/A
Adjustments***                                                    -$135,500              --                 -6,936,249
Moderate Index Strategy Fund - Pro Forma with the Acquired Funds $119,984,508          $10.00               11,998,451

* The number of Fund shares for which you may provide instructions will be based on the dollar amount of Acquired Fund shares that you own beneficially through the subaccount accumulation units and/or annuity units in your Contract on the record date.


**The Moderate Index Strategy Fund commenced operations on July 10, 2009, and did not have any net assets or shares outstanding at December 31, 2008.


***The adjustment to net assets represents the impact as a result of the estimated Reorganization fees and expenses that will be paid by the Funds, and the adjustment to shares outstanding represents the impact as a result of the shares being issued by the Acquiring Fund to the Acquired Fund shareholders.



                                       27
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

OWNERSHIP OF FUND SHARES

The following table provides information on shareholders who owned more than 5% of each Fund's outstanding shares at the record date. At the record date, officers and directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

TABLE C-2. ACTUAL AND PRO FORMA OWNERSHIP OF FUND SHARES [ADD UPON AMENDMENT]

FUND                                  5% OWNERS              PERCENT OF SHARES          PERCENT OF SHARES HELD FOLLOWING THE
                                                                   HELD                            REORGANIZATION
TargetPLUS Growth Fund      Allianz Life Variable Account        [00.00]%                               N/A
                                          B
TargetPLUS Moderate Fund    Allianz Life Variable Account        [00.00]%                               N/A
                                          B
Moderate Index Strategy     Allianz Life Variable Account        [00.00]%                             [00.00]%
Fund                                      B








                                       28
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

EXHIBIT A -AGREEMENT AND PLAN OF REORGANIZATION


THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of June 10, 2009, (the "Agreement") is by and among the Allianz Variable Insurance Products Trust (the "VIP Trust" or the "Selling Trust"), a Delaware statutory trust, on behalf of its series, the AZL TargetPLUS Growth Fund (the "Acquired Fund"), and the Allianz Variable Insurance Products Fund of Funds Trust (the "FOF Trust" or the "Buying Trust") on behalf of its series, the AZL Moderate Index Strategy Fund (the "Acquiring Fund"), and Allianz Investment Management LLC (solely for the purposes of Section 13 of the Agreement).

The following table shows the name of the Acquired Fund and the Acquiring Fund that will be parties to the reorganization.



-------------------------------------------------------------
|      ACQUIRED FUND       |         ACQUIRING FUND         |
-------------------------------------------------------------
|AZL TargetPLUS Growth Fund|AZL Moderate Index Strategy Fund|
-------------------------------------------------------------


In consideration of their mutual promises, the parties agree as follows:

1. SHAREHOLDER APPROVAL. The Acquired Fund will call a meeting of its shareholders for the purpose of approving the Agreement and the transactions it contemplates. The reorganization between the Acquiring Fund and the Acquired Fund is referred to hereinafter as the "Reorganization." The Acquiring Fund agrees to furnish data and information, as reasonably requested, for the proxy statement to be furnished to shareholders of the Acquired Fund.

2. REORGANIZATION.
   a. Plan of Reorganization. The Reorganization is not intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). At the Closing (as defined below), the Selling Trust will convey all of the assets of the Acquired Fund to the Acquiring Fund. The Acquiring Fund will assume all liabilities of the Acquired Fund. At the Closing, the Buying Trust will deliver shares of the Acquiring Fund, including fractional shares, to the Selling Trust. The number of shares will be determined by dividing the aggregate net asset value of the shares of the Acquired Fund, computed as described in
      Section 3(a), by the net asset value of one share of the Acquiring Fund, computed as described in Section 3(b). The Acquired Fund will not pay a sales charge on the receipt of Acquiring Fund shares in exchange for the assets of the Acquired Fund. In addition, the separate account shareholders of the Acquired Fund will not pay a sales charge on distribution to them of shares of the Acquiring Fund.
   b. Closing and Effective Time of the Reorganization. The Reorganization and all related acts necessary to complete the Reorganization (the "Closing") will occur on the first day on which the New York Stock Exchange (the "NYSE") is open for business following approval of contract owners of the Acquired Fund and receipt of all necessary regulatory approvals, or such later date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date of the Closing or at such other time as an authorized officer of the FOF Trust shall determine (the "Effective Time").

3. VALUATION.
   a. The aggregate net asset value of the shares of the Acquired Fund will be computed as of the close of regular trading on the NYSE on the day of Closing (the "Valuation Date") using the valuation procedures in the Acquired Fund's prospectus.
   b. The net asset value per share of shares of the Acquiring Fund will be determined as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures in the Acquiring Fund's prospectus.
   c. At the Closing, the Acquired Fund will provide the Acquiring Fund with a copy of the computation showing the valuation of the aggregate net asset value of the shares of the Acquired Fund on the Valuation Date. The Acquiring Fund will provide the Acquired Fund with a copy of the computation showing the determination of the net asset value per share of shares of the Acquiring Fund on the Valuation Date.



                                       A-1
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

4. LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUND.
   a. As soon as practicable after the Valuation Date, the Selling Trust will liquidate the Acquired Fund and distribute shares of the Acquiring Fund to the Acquired Fund's shareholders of record. The Acquiring Fund will establish shareholder accounts in the names of each Acquired Fund shareholder, representing the respective pro rata number of full and fractional shares of the Acquiring Fund due to each shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Selling Trust. The Acquiring Fund or its transfer agent will establish shareholder accounts in accordance with instructions from the Selling Trust.
   b. Immediately after the Valuation Date, the share transfer books of the Selling Trust relating to the Acquired Fund will be closed and no further transfer of shares will be made.
   c. Promptly after the distribution, the Acquiring Fund or its transfer agent will notify each shareholder of the Acquired Fund of the number of shares distributed to the shareholder and confirm the registration in the shareholder's name.
   d. As promptly as practicable after the liquidation of the Acquired Fund, and in no event later than twelve months from the date of the Closing, the Acquired Fund will be dissolved.

5. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE BUYING TRUST. The Buying Trust represents and warrants to the Acquired Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Buying Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company. The Acquiring Fund is a series of the Buying Trust.
   b. Capitalization. The Buying Trust has authorized capital of an unlimited number of shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquiring Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquiring Fund as of the end of the last fiscal year and the subsequent unaudited semi-annual financial statements, if any (the "Acquiring Fund Financial Statements"), fairly present the financial position of the Acquiring Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Shares to Be Issued upon Reorganization. The shares of beneficial interest to be issued in connection with the Reorganization will be duly authorized and, at the time of the Closing, will be validly issued, fully paid, and non-assessable.
   e. Authority Relative to the Agreement. The Buying Trust has the power to enter into and carry out the obligations described in this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Trustees of the Buying Trust, and no other proceedings by the Buying Trust or the Acquiring Fund are necessary under the Buying Trust's Agreement and Declaration of Trust or By-Laws (the "Governing Documents").
   f. No Violation. The Buying Trust is not in violation of its Governing Documents or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquiring Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquiring Fund.
   g. Liabilities. There are no liabilities of the Acquiring Fund other than:
      (1)liabilities disclosed in the Acquiring Fund Financial Statements,
      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or
      (3)liabilities previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquiring Fund.



                                       A-2
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

   h. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquiring Fund, threatened, that would materially and adversely affect the Acquiring Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   i. Contracts. Except for contracts and agreements previously disclosed to the Selling Trust, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   j. Taxes. The Acquiring Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquiring Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and such returns and reports have been true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquired Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquired Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   k. Registration Statement. The Acquiring Fund will file a registration statement on Form N-14 (the "Registration Statement") with the Securities and Exchange Commission under the Securities Act of 1933 (the "1933 Act") relating to the shares of beneficial interest to be issued in the Reorganization. At the time that the Registration Statement becomes effective, at the time of the Acquired Fund's shareholders' meetings, and at the Closing, the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, none of the representations and warranties in this subsection applies to statements in, or omissions from, the Registration Statement made in reliance on information furnished by the Acquired Fund for use in the Registration Statement.

6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLING TRUST.
   The Selling Trust represents and warrants to the Acquiring Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Selling Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the 1940 Act as an open-end, management investment company. The Acquired Fund is a series of the Selling Trust.
   b. Capitalization. The Selling Trust has authorized capital of an unlimited number shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquired Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquired Fund as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Acquired Fund Financial Statements"), fairly present the financial position of the Acquired Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Authority Relative to the Agreement. The Selling Trust has the power to enter into and to carry out its obligations under this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Selling Trust, the shareholders meetings referred to in Section 6(k) will be called and held, and no other proceedings by the Selling Trust or the Acquired Fund are necessary under the Selling Trust's Governing Documents.
   e. No Violation. The Selling Trust is not in violation of its Agreement and Declaration of Trust or By-Laws (the "Governing Documents") or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquired Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquired Fund.
   f. Liabilities. There are no liabilities of the Acquired Fund other than:



                                       A-3
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

      (1)liabilities disclosed in the Acquired Fund Financial Statements,
      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or
      (3)liabilities previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquired Fund.
   g. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquired Fund, threatened, that would materially and adversely affect the Acquired Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and the Acquired Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   h. Contracts. Except for contracts and agreements previously disclosed to the Buying Trust, the Acquired Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   i. Taxes. The Acquired Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquired Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and all such returns and reports are true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquiring Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquiring Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   j. Fund Securities. All securities listed in the schedules of investments of the Acquired Fund as of the Closing will be owned by the Acquired Fund free and clear of any encumbrances, except as indicated in the schedule.
   k. Shareholders' Meetings; Registration Statement. The Acquired Fund will call and hold a shareholders' meeting at which its shareholders will consider and act upon the transactions contemplated by this Agreement. The Acquired Fund will cooperate with the Acquiring Fund and will furnish information relating to the Selling Trust and the Acquired Fund required in the Registration Statement. At the time that the Registration Statement becomes effective, at the time of the shareholders' meeting, and at the Closing, the Registration Statement, as it relates to the Selling Trust or the Acquired Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, the representations and warranties in this subsection apply only to statements in or omissions from the Registration Statement made in reliance upon information furnished by the Selling Trust or the Acquired Fund for use in the Registration Statement.

7. CONDITIONS TO OBLIGATIONS OF THE BUYING TRUST. The obligations of the Buying Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of the Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Selling Trust and the Acquired Fund will have complied with this Agreement, and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Selling Trust will provide a certificate to the Acquiring Fund confirming that, as of the Closing, the representations and warranties set forth in Section 6 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquired Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Selling Trust, and delivered to the Acquiring Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquired Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective, and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.



                                       A-4
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

   d. Opinion of Counsel. The Buying Trust will have received an opinion of counsel for the Selling Trust, dated as of the Closing, to the effect that
      (i) the Selling Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquired Fund is a series of the Selling Trust; (iii) this Agreement and the Reorganization have been duly authorized and approved by all requisite action of the Selling Trust and the Acquired Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Selling Trust.
   e. Declaration of Dividend. The Acquired Fund, prior to the Closing, will have declared a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund's investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund's investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) and (iii) all of the Acquired Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for the current taxable year (which will end on the Closing date) and any preceding taxable years for which such a dividend is eligible to be made under Section 855 of the Code.

8. CONDITIONS TO OBLIGATIONS OF THE SELLING TRUST. The obligations of the Selling Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Acquiring Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Buying Trust will provide a certificate to the Acquired Fund confirming that, as of the Closing, the representations and warranties set forth in Section 5 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquiring Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Buying Trust, and delivered to the Acquired Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquiring Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.
   d. Opinion of Counsel. The Selling Trust will have received the opinion of counsel for the Buying Trust, dated as of the Closing, to the effect that
      (i) the Buying Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquiring Fund is a series of the Buying Trust; (iii) this Agreement and the Reorganization have been authorized and approved by all requisite action of the Buying Trust and the Acquiring Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Buying Trust; and (iv) the shares to be issued in the Reorganization are duly authorized and upon issuance in accordance with this Agreement will be validly issued, fully paid, and non-assessable shares of the Acquiring Fund.

9.    [RESERVED].
10.AMENDMENT; TERMINATION; NON-SURVIVAL OF COVENANTS, WARRANTIES AND
   REPRESENTATIONS.
   a. This Agreement may be amended in writing if authorized by the Boards of Trustees. The Agreement may be amended at any time before or after approval by the shareholders of the Acquired Fund, but after shareholder approval, no amendment shall be made that substantially changes the terms of Sections 2 or 3.
   b. At any time prior to the Closing, any of the parties may waive in writing
      (i) any inaccuracies in the representations and warranties made to it and
      (ii) compliance with any of the covenants or conditions made for its benefit. However, neither party may waive the requirement to obtain shareholder approval.
   c. The Selling Trust may terminate this Agreement at any time prior to the Closing by notice to the Buying Trust if a material condition to its performance or a material covenant of the Buying Trust on behalf of the Acquiring Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Buying Trust on behalf of the Acquiring Fund and is not cured.



                                       A-5
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

   d. The Buying Trust may terminate this Agreement at any time prior to the Closing by notice to the Selling Trust if a material condition to its performance or a material covenant of the Selling Trust on behalf of the Acquired Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Selling Trust on behalf of the Acquired Fund and is not cured.
   e. This Agreement may be terminated by any party at any time prior to the Closing, whether before or after approval by the shareholders of the Acquired Fund, without any liability on the part of either party or its respective trustees, officers, or shareholders, on written notice to the other party, and shall be terminated without liability as of the close of business on December 31, 2009, or a later date agreed upon by the parties, if the Closing has not taken place on or prior to that date.
   f. The representations, warranties, and covenants contained in this Agreement, or in any document delivered in connection with this Agreement, will survive the Reorganization.

11.EXPENSES. All fees paid to governmental authorities for the registration or qualification of the Acquiring Fund Shares and all transfer agency costs related to the shares of the Acquiring Fund Shares shall be allocated to the Acquiring Fund. All fees and expenses related to printing and mailing communications to shareholders and beneficial owners of shares of the Acquired Fund shall be allocated to the Acquired Fund. All of the other expenses of the transactions required for the Reorganization, including without limitation, accounting, legal, and custodial expenses, shall be allocated equally between the Acquired Fund and the Acquiring Fund. The expenses specified in this Section shall be borne by the Fund to which they are allocated.

12. GENERAL.
   a. Headings. The headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement. Nothing in this Agreement is intended to confer upon any other person any rights or remedies by reason of this Agreement.
   b. Governing Law. This Agreement will be governed by the laws of the state of Minnesota.

13. INDEMNIFICATION. Each party will indemnify and hold the other and its officers and trustees (each an "Indemnitee") harmless from and against any liability or other cost and expense, in connection with the defense or disposition of any action, suit, or other proceeding, before any court or administrative or investigative body in which the Indemnitee may be involved as a party, with respect to actions taken under this Agreement. However, no Indemnitee will be indemnified against any liability or expense arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Indemnitee's position.

In addition, Allianz Investment management LLC hereby agrees to indemnify and hold harmless each shareholder and each beneficial owner of Acquired Fund shares, each shareholder of record and each beneficial owner of Acquiring Fund shares, the Acquired Fund, and the Acquiring Fund, from and against any taxes, penalties and interest imposed upon them as a result of (a) the treatment of the Reorganization as not qualifying as a "reorganization" under section 368(a)(1) of the Code or (b) any final determination by a court of competent jurisdiction or administrative determination that the Reorganization, although treated by the parties for Federal income tax purposes as not qualifying as a "reorganization" under section 368(a)(1) of the Code, in fact was such a "reorganization."


IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

on behalf of AZL TargetPLUS Growth Fund



By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President



                                       A-6
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

on behalf of AZL Moderate Index Strategy Fund



By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President



The undersigned is a party to this Agreement for purposes of Section 13 only.

ALLIANZ INVESTMENT MANAGEMENT LLC



By /s/ Brian Muench

Brian Muench

Vice President





                                      A-7
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

EXHIBIT B -AGREEMENT AND PLAN OF REORGANIZATION


THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of June 10, 2009, (the "Agreement") is by and among the Allianz Variable Insurance Products Trust (the "VIP Trust" or the "Selling Trust"), a Delaware statutory trust, on behalf of its series, the AZL TargetPLUS Moderate Fund (the "Acquired Fund"), and the Allianz Variable Insurance Products Fund of Funds Trust (the "FOF Trust" or the "Buying Trust") on behalf of its series, the AZL Moderate Index Strategy Fund (the "Acquiring Fund"), and Allianz Investment Management LLC (solely for the purposes of Section 13 of the Agreement).

The following table shows the name of the Acquired Fund and the Acquiring Fund that will be parties to the reorganization.



---------------------------------------------------------------
|       ACQUIRED FUND        |         ACQUIRING FUND         |
---------------------------------------------------------------
|AZL TargetPLUS Moderate Fund|AZL Moderate Index Strategy Fund|
---------------------------------------------------------------


In consideration of their mutual promises, the parties agree as follows:

1. SHAREHOLDER APPROVAL. The Acquired Fund will call a meeting of its shareholders for the purpose of approving the Agreement and the transactions it contemplates. The reorganization between the Acquiring Fund and the Acquired Fund is referred to hereinafter as the "Reorganization." The Acquiring Fund agrees to furnish data and information, as reasonably requested, for the proxy statement to be furnished to shareholders of the Acquired Fund.

2. REORGANIZATION.
   a. Plan of Reorganization. The Reorganization is not intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). At the Closing (as defined below), the Selling Trust will convey all of the assets of the Acquired Fund to the Acquiring Fund. The Acquiring Fund will assume all liabilities of the Acquired Fund. At the Closing, the Buying Trust will deliver shares of the Acquiring Fund, including fractional shares, to the Selling Trust. The number of shares will be determined by dividing the aggregate net asset value of the shares of the Acquired Fund, computed as described in
      Section 3(a), by the net asset value of one share of the Acquiring Fund, computed as described in Section 3(b). The Acquired Fund will not pay a sales charge on the receipt of Acquiring Fund shares in exchange for the assets of the Acquired Fund. In addition, the separate account shareholders of the Acquired Fund will not pay a sales charge on distribution to them of shares of the Acquiring Fund.
   b. Closing and Effective Time of the Reorganization. The Reorganization and all related acts necessary to complete the Reorganization (the "Closing") will occur on the first day on which the New York Stock Exchange (the "NYSE") is open for business following approval of contract owners of the Acquired Fund and receipt of all necessary regulatory approvals, or such later date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date of the Closing or at such other time as an authorized officer of the FOF Trust shall determine (the "Effective Time").

3. VALUATION.
   a. The aggregate net asset value of the shares of the Acquired Fund will be computed as of the close of regular trading on the NYSE on the day of Closing (the "Valuation Date") using the valuation procedures in the Acquired Fund's prospectus.
   b. The net asset value per share of shares of the Acquiring Fund will be determined as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures in the Acquiring Fund's prospectus.
   c. At the Closing, the Acquired Fund will provide the Acquiring Fund with a copy of the computation showing the valuation of the aggregate net asset value of the shares of the Acquired Fund on the Valuation Date. The Acquiring Fund will provide the Acquired Fund with a copy of the computation showing the determination of the net asset value per share of shares of the Acquiring Fund on the Valuation Date.


                                       B-1
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

4. LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUND.
   a. As soon as practicable after the Valuation Date, the Selling Trust will liquidate the Acquired Fund and distribute shares of the Acquiring Fund to the Acquired Fund's shareholders of record. The Acquiring Fund will establish shareholder accounts in the names of each Acquired Fund shareholder, representing the respective pro rata number of full and fractional shares of the Acquiring Fund due to each shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Selling Trust. The Acquiring Fund or its transfer agent will establish shareholder accounts in accordance with instructions from the Selling Trust.
   b. Immediately after the Valuation Date, the share transfer books of the Selling Trust relating to the Acquired Fund will be closed and no further transfer of shares will be made.
   c. Promptly after the distribution, the Acquiring Fund or its transfer agent will notify each shareholder of the Acquired Fund of the number of shares distributed to the shareholder and confirm the registration in the shareholder's name.
   d. As promptly as practicable after the liquidation of the Acquired Fund, and in no event later than twelve months from the date of the Closing, the Acquired Fund will be dissolved.

5. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE BUYING TRUST. The Buying Trust represents and warrants to the Acquired Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Buying Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company. The Acquiring Fund is a series of the Buying Trust.
   b. Capitalization. The Buying Trust has authorized capital of an unlimited number of shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquiring Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquiring Fund as of the end of the last fiscal year and the subsequent unaudited semi-annual financial statements, if any (the "Acquiring Fund Financial Statements"), fairly present the financial position of the Acquiring Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Shares to Be Issued upon Reorganization. The shares of beneficial interest to be issued in connection with the Reorganization will be duly authorized and, at the time of the Closing, will be validly issued, fully paid, and non-assessable.
   e. Authority Relative to the Agreement. The Buying Trust has the power to enter into and carry out the obligations described in this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Trustees of the Buying Trust, and no other proceedings by the Buying Trust or the Acquiring Fund are necessary under the Buying Trust's Agreement and Declaration of Trust or By-Laws (the "Governing Documents").
   f. No Violation. The Buying Trust is not in violation of its Governing Documents or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquiring Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquiring Fund.
   g. Liabilities. There are no liabilities of the Acquiring Fund other than:
      (1)liabilities disclosed in the Acquiring Fund Financial Statements,
      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or
      (3)liabilities previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquiring Fund.


                                       B-2
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

   h. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquiring Fund, threatened, that would materially and adversely affect the Acquiring Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   i. Contracts. Except for contracts and agreements previously disclosed to the Selling Trust, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   j. Taxes. The Acquiring Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquiring Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and such returns and reports have been true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquired Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquired Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   k. Registration Statement. The Acquiring Fund will file a registration statement on Form N-14 (the "Registration Statement") with the Securities and Exchange Commission under the Securities Act of 1933 (the "1933 Act") relating to the shares of beneficial interest to be issued in the Reorganization. At the time that the Registration Statement becomes effective, at the time of the Acquired Fund's shareholders' meetings, and at the Closing, the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, none of the representations and warranties in this subsection applies to statements in, or omissions from, the Registration Statement made in reliance on information furnished by the Acquired Fund for use in the Registration Statement.

6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLING TRUST.
   The Selling Trust represents and warrants to the Acquiring Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Selling Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the 1940 Act as an open-end, management investment company. The Acquired Fund is a series of the Selling Trust.
   b. Capitalization. The Selling Trust has authorized capital of an unlimited number shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquired Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquired Fund as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Acquired Fund Financial Statements"), fairly present the financial position of the Acquired Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Authority Relative to the Agreement. The Selling Trust has the power to enter into and to carry out its obligations under this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Selling Trust, the shareholders meetings referred to in Section 6(k) will be called and held, and no other proceedings by the Selling Trust or the Acquired Fund are necessary under the Selling Trust's Governing Documents.
   e. No Violation. The Selling Trust is not in violation of its Agreement and Declaration of Trust or By-Laws (the "Governing Documents") or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquired Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquired Fund.
   f. Liabilities. There are no liabilities of the Acquired Fund other than:


                                       B-3
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

      (1)liabilities disclosed in the Acquired Fund Financial Statements,
      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or
      (3)liabilities previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquired Fund.
   g. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquired Fund, threatened, that would materially and adversely affect the Acquired Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and the Acquired Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   h. Contracts. Except for contracts and agreements previously disclosed to the Buying Trust, the Acquired Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   i. Taxes. The Acquired Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquired Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and all such returns and reports are true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquiring Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquiring Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   j. Fund Securities. All securities listed in the schedules of investments of the Acquired Fund as of the Closing will be owned by the Acquired Fund free and clear of any encumbrances, except as indicated in the schedule.
   k. Shareholders' Meetings; Registration Statement. The Acquired Fund will call and hold a shareholders' meeting at which its shareholders will consider and act upon the transactions contemplated by this Agreement. The Acquired Fund will cooperate with the Acquiring Fund and will furnish information relating to the Selling Trust and the Acquired Fund required in the Registration Statement. At the time that the Registration Statement becomes effective, at the time of the shareholders' meeting, and at the Closing, the Registration Statement, as it relates to the Selling Trust or the Acquired Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, the representations and warranties in this subsection apply only to statements in or omissions from the Registration Statement made in reliance upon information furnished by the Selling Trust or the Acquired Fund for use in the Registration Statement.

7. CONDITIONS TO OBLIGATIONS OF THE BUYING TRUST. The obligations of the Buying Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of the Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Selling Trust and the Acquired Fund will have complied with this Agreement, and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Selling Trust will provide a certificate to the Acquiring Fund confirming that, as of the Closing, the representations and warranties set forth in Section 6 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquired Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Selling Trust, and delivered to the Acquiring Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquired Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective, and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.


                                       B-4
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

   d. Opinion of Counsel. The Buying Trust will have received an opinion of counsel for the Selling Trust, dated as of the Closing, to the effect that
      (i) the Selling Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquired Fund is a series of the Selling Trust; (iii) this Agreement and the Reorganization have been duly authorized and approved by all requisite action of the Selling Trust and the Acquired Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Selling Trust.
   e. Declaration of Dividend. The Acquired Fund, prior to the Closing, will have declared a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund's investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund's investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) and (iii) all of the Acquired Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for the current taxable year (which will end on the Closing date) and any preceding taxable years for which such a dividend is eligible to be made under Section 855 of the Code.

8. CONDITIONS TO OBLIGATIONS OF THE SELLING TRUST. The obligations of the Selling Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Acquiring Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Buying Trust will provide a certificate to the Acquired Fund confirming that, as of the Closing, the representations and warranties set forth in Section 5 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquiring Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Buying Trust, and delivered to the Acquired Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquiring Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.
   d. Opinion of Counsel. The Selling Trust will have received the opinion of counsel for the Buying Trust, dated as of the Closing, to the effect that
      (i) the Buying Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquiring Fund is a series of the Buying Trust; (iii) this Agreement and the Reorganization have been authorized and approved by all requisite action of the Buying Trust and the Acquiring Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Buying Trust; and (iv) the shares to be issued in the Reorganization are duly authorized and upon issuance in accordance with this Agreement will be validly issued, fully paid, and non-assessable shares of the Acquiring Fund.

9.    [RESERVED].
10.AMENDMENT; TERMINATION; NON-SURVIVAL OF COVENANTS, WARRANTIES AND
   REPRESENTATIONS.
   a. This Agreement may be amended in writing if authorized by the Boards of Trustees. The Agreement may be amended at any time before or after approval by the shareholders of the Acquired Fund, but after shareholder approval, no amendment shall be made that substantially changes the terms of Sections 2 or 3.
   b. At any time prior to the Closing, any of the parties may waive in writing
      (i) any inaccuracies in the representations and warranties made to it and
      (ii) compliance with any of the covenants or conditions made for its benefit. However, neither party may waive the requirement to obtain shareholder approval.
   c. The Selling Trust may terminate this Agreement at any time prior to the Closing by notice to the Buying Trust if a material condition to its performance or a material covenant of the Buying Trust on behalf of the Acquiring Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Buying Trust on behalf of the Acquiring Fund and is not cured.


                                       B-5
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

   d. The Buying Trust may terminate this Agreement at any time prior to the Closing by notice to the Selling Trust if a material condition to its performance or a material covenant of the Selling Trust on behalf of the Acquired Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Selling Trust on behalf of the Acquired Fund and is not cured.
   e. This Agreement may be terminated by any party at any time prior to the Closing, whether before or after approval by the shareholders of the Acquired Fund, without any liability on the part of either party or its respective trustees, officers, or shareholders, on written notice to the other party, and shall be terminated without liability as of the close of business on December 31, 2009, or a later date agreed upon by the parties, if the Closing has not taken place on or prior to that date.
   f. The representations, warranties, and covenants contained in this Agreement, or in any document delivered in connection with this Agreement, will survive the Reorganization.

11.EXPENSES. All fees paid to governmental authorities for the registration or qualification of the Acquiring Fund Shares and all transfer agency costs related to the shares of the Acquiring Fund Shares shall be allocated to the Acquiring Fund. All fees and expenses related to printing and mailing communications to shareholders and beneficial owners of shares of the Acquired Fund shall be allocated to the Acquired Fund. All of the other expenses of the transactions required for the Reorganization, including without limitation, accounting, legal, and custodial expenses, shall be allocated equally between the Acquired Fund and the Acquiring Fund. The expenses specified in this Section shall be borne by the Fund to which they are allocated.

12. GENERAL.
   a. Headings. The headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement. Nothing in this Agreement is intended to confer upon any other person any rights or remedies by reason of this Agreement.
   b. Governing Law. This Agreement will be governed by the laws of the state of Minnesota.

13. INDEMNIFICATION. Each party will indemnify and hold the other and its officers and trustees (each an "Indemnitee") harmless from and against any liability or other cost and expense, in connection with the defense or disposition of any action, suit, or other proceeding, before any court or administrative or investigative body in which the Indemnitee may be involved as a party, with respect to actions taken under this Agreement. However, no Indemnitee will be indemnified against any liability or expense arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Indemnitee's position.

   In addition, Allianz Investment management LLC hereby agrees to indemnify and hold harmless each shareholder and each beneficial owner of Acquired Fund shares, each shareholder of record and each beneficial owner of Acquiring Fund shares, the Acquired Fund, and the Acquiring Fund, from and against any taxes, penalties and interest imposed upon them as a result of (a) the treatment of the Reorganization as not qualifying as a "reorganization" under section 368(a)(1) of the Code or (b) any final determination by a court of competent jurisdiction or administrative determination that the Reorganization, although treated by the parties for Federal income tax purposes as not qualifying as a "reorganization" under section 368(a)(1) of the Code, in fact was such a "reorganization."


IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

on behalf of AZL TargetPLUS Moderate Fund



By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President


                                       B-6
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

on behalf of AZL Moderate Index Strategy Fund



By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President



The undersigned is a party to this Agreement for purposes of Section 13 only.

ALLIANZ INVESTMENT MANAGEMENT LLC



By /s/ Brian Muench

Brian Muench

Vice President





                                      B-7
       The Allianz Variable Insurance Products Trust  -  Proxy
              Statement/Prospectus  -  August 7, 2009




                                 PART B - SAI
                              _____________________

                       STATEMENT OF ADDITIONAL INFORMATION

                          Acquisition of the Assets of
                          AZL(R) BlackRock Growth Fund
                         AZL(R) Columbia Technology Fund
                   AZL(R) First Trust Target Double Play Fund
                      AZL(R) JPMorgan Large Cap Equity Fund
                         AZL(R) NACM International Fund
                         AZL(R) Oppenheimer Global Fund
                  AZL(R) Oppenheimer International Growth Fund
              AZL(R) PIMCO Fundamental IndexPLUS Total Return Fund
                  AZL(R) Schroder International Small Cap Fund
                         AZL TargetPLUS(R) Balanced Fund
                          AZL TargetPLUS(R) Equity Fund
                          AZL TargetPLUS(R) Growth Fund
                         AZL TargetPLUS(R) Moderate Fund



                        By and in Exchange for Shares of
                      AZL(R) AIM International Equity Fund
                       AZL(R) Balanced Index Strategy Fund
                   AZL(R) BlackRock Capital Appreciation Fund
                         AZL(R) International Index Fund
                        AZL(R) JPMorgan U.S. Equity Fund
                       AZL(R) Moderate Index Strategy Fund
                            AZL(R) S&P 500 Index Fund
                     AZL(R) Van Kampen Global Franchise Fund


                                EACH A "FUND" OF
                  ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST or
             ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST
                       (COLLECTIVELY KNOWN AS THE "TRUSTS)
                                 August __, 2009

This Statement of Additional Information relates specifically to the reorganization of the 13 series of the Trusts identified above (each an "Acquired Fund") into the respective series of the Trusts identified above (each an "Acquiring Fund"). Pursuant to this reorganization each Acquiring Fund would acquire all of the assets of a corresponding Acquired Fund that has substantially similar investment objectives and strategies, except as otherwise described in the Proxy Statement/Prospectus dated August ___, 2009, and Acquiring Fund shares would be distributed proportionately by each Acquired Fund to the holders of its shares in complete liquidation of the Acquired Fund. For the name of the Acquiring Fund(s) into which your Acquired Fund(s) would be reorganized see the cover page of the Proxy Statement/Prospectus.

This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated August ___, 2009, relating to the matters referenced above may be obtained without charge by writing the Trusts at 3-825, 5701 Golden Hills Drive, Minneapolis MN 55416, or by calling toll free 1-800-624-0197. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

TABLE OF CONTENTS                                                     PAGE

ADDITIONAL INFORMATION ABOUT THE
ACQUIRING FUNDS AND THE ACQUIRED FUNDS................................. 3
FINANCIAL INFORMATION...................................................3
PRO FORMA FINANCIAL STATEMENTS..........................................6
PRO FORMA COMBINED SCHEDULE OF PORTFOLIO INVESTMENTS...................83

                                       2
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS AND THE ACQUIRED FUNDS

This Statement of Additional Information is accompanied by the following document, which contains additional information about the Acquiring Funds and the Acquired Funds and which is incorporated by reference herein:

Statement of Additional Information dated April 27, 2009, of Allianz Variable Insurance Products Trust (the "Trust") in the form filed by the Trust with the Securities and Exchange Commission (the "SEC") on April 29, 2009, pursuant to Rule 497 (Registration Nos. 333-83423 and 811-9491), EDGAR Accession Number 0001091439-09-000014.

Statement of Additional Information dated April 27, 2009, of Allianz Variable Insurance Products Fund of Funds Trust (the "Trust") in the form filed by the Trust with the Securities and Exchange Commission (the "SEC") on April 29, 2009, pursuant to Rule 497 (Registration Nos. 333-119867 and 811-21624), EDGAR Accession Number 0001301708-09-000005.

--------------------------------------------------------------------------------
FINANCIAL INFORMATION

Historical financial information regarding the Acquiring Funds and the Acquired Funds is included in the following documents, which accompany this Statement of Additional Information and which are incorporated by reference herein. The AZL Balanced Index Strategy Fund, AZL International Index Fund, and the AZL Moderate Index Strategy Fund commenced operations after December 31, 2008. Therefore, no financial information for these Funds is reflected below.

                                 Acquiring Funds

                  The AZL(R) AIM International Equity Fund's Annual Report for the fiscal year ended December 31, 2008, in the form N-CSR filed by the Trust with the SEC on March 9, 2009, EDGAR Accession Number 0000950152-09-0023666.

                  The AZL(R) BlackRock Capital Appreciation Fund's Annual Report for the fiscal year ended December 31, 2008, in the form N-CSR filed by the Trust with the SEC on March 9, 2009, EDGAR Accession Number 0000950152-09-0023666.

                  The AZL(R) JPMorgan U.S. Equity Fund's Annual Report for the fiscal year ended December 31, 2008, in the form N-CSR filed by the Trust with the SEC on March 9, 2009, EDGAR Accession Number 0000950152-09-0023666.

                  The AZL(R) S&P 500 Index Fund's Annual Report for the fiscal year ended December 31, 2008, in the form N-CSR filed by the Trust with the SEC on March 9, 2009, EDGAR Accession Number 0000950152-09-0023666.

                  The AZL(R) Van Kampen Global Franchise Fund's Annual Report for the fiscal year ended December 31, 2008, in the form N-CSR filed by the Trust with the SEC on March 9, 2009, EDGAR Accession Number 0000950152-09-0023666.

                  The AZL(R) AIM International Equity Fund's Semi-Annual Shareholder Report for the six-month period ended June 30, 2008, in the form N-CSRS filed by the Trust with the SEC on September 4, 2008, EDGAR Accession Number 0000
                  950152-08-006989.

                  The AZL(R) BlackRock Capital Appreciation Fund's Semi-Annual Shareholder Report for the six-month period ended June 30, 2008, in the form N-CSRS filed by the Trust with the SEC on September 4, 2008, EDGAR Accession Number 0000
                  950152-08-006989.

                  The AZL(R) JPMorgan U.S. Equity Fund's Semi-Annual Shareholder Report for the six-month period ended June 30, 2008, in the form N-CSRS filed by the Trust with the SEC on September 4, 2008, EDGAR Accession Number 0000 950152-08-006989.

                  The AZL(R) S&P 500 Index Fund's Semi-Annual Shareholder Report for the six-month period ended June 30, 2008, in the form N-CSRS filed by the Trust with the SEC on September 4, 2008, EDGAR Accession Number 0000 950152-08-006989.

                                       3
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

                  The AZL(R) Van Kampen Global Franchise Fund's Semi-Annual Shareholder Report for the six-month period ended June 30, 2008, in the form N-CSRS filed by the Trust with the SEC on September 4, 2008, EDGAR Accession Number 0000
                  950152-08-006989.

                                 Acquired Funds

                  The AZL(R) BlackRock Growth Fund's Annual Report for the fiscal year ended December 31, 2008, in the form N-CSR filed by the Trust with the SEC on March 9, 2009, EDGAR Accession Number 0000950152-09-002366.

                  The AZL(R) Columbia Technology Fund's Annual Report for the fiscal year ended December 31, 2008, in the form N-CSR filed by the Trust with the SEC on March 9, 2009, EDGAR Accession Number 0000950152-09-002366.

                  The AZL(R) First Trust Target Double Play Fund's Annual Report for the fiscal year ended December 31, 2008, in the form N-CSR filed by the Trust with the SEC on March 9, 2009, EDGAR Accession Number 0000950152-09-002366.

                  The AZL(R) JPMorgan Large Cap Equity Fund's Annual Report for the fiscal year ended December 31, 2008, in the form N-CSR filed by the Trust with the SEC on March 9, 2009, EDGAR Accession Number 0000950152-09-002366.

                  The AZL(R) NACM International Fund's Annual Report for the fiscal year ended December 31, 2008, in the form N-CSR filed by the Trust with the SEC on March 9, 2009, EDGAR Accession Number 0000950152-09-002366.

                  The AZL(R) Oppenheimer Global Fund's Annual Report for the fiscal year ended December 31, 2008, in the form N-CSR filed by the Trust with the SEC on March 9, 2009, EDGAR Accession Number 0000950152-09-002366.

                  The AZL(R) Oppenheimer International Growth Fund's Annual Report for the fiscal year ended December 31, 2008, in the form N-CSR filed by the Trust with the SEC on March 9, 2009, EDGAR Accession Number 0000950152-09-002366.

                  The AZL(R) PIMCO Fundamental IndexPLUS Total Return Fund's Annual Report for the fiscal year ended December 31, 2008, in the form N-CSR filed by the Trust with the SEC on March 9, 2009, EDGAR Accession Number 0000950152-09-002366.

                  The AZL(R) Schroder International Small Cap Fund's Annual Report for the fiscal year ended December 31, 2008, in the form N-CSR filed by the Trust with the SEC on March 9, 2009, EDGAR Accession Number 0000950152-09-002366.

                  The AZL TargetPLUS(R) Balanced Fund's Annual Report for the fiscal year ended December 31, 2008, in the form N-CSR filed by the Trust with the SEC on March 9, 2009, EDGAR Accession Number 0000950152-09-002366.

                  The AZL TargetPLUS(R) Equity Fund's Annual Report for the fiscal year ended December 31, 2008, in the form N-CSR filed by the Trust with the SEC on March 9, 2009, EDGAR Accession Number 0000950152-09-002366.

                  The AZL TargetPLUS(R) Growth Fund's Annual Report for the fiscal year ended December 31, 2008, in the form N-CSR filed by the Trust with the SEC on March 9, 2009, EDGAR Accession Number 0000950152-09-002366.

                  The AZL TargetPLUS(R) Moderate Fund's Annual Report for the fiscal year ended December 31, 2008, in the form N-CSR filed by the Trust with the SEC on March 9, 2009, EDGAR Accession Number 0000950152-09-002366.

                  The AZL(R) BlackRock Growth Fund's Semi-Annual Shareholder Report for the six-month period ended June 30, 2008, in the form N-CSRS filed by the Trust with the SEC on September 4, 2008, EDGAR Accession Number 0000 950152-08-006989.

                                       4
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

                  The AZL(R) Columbia Technology Fund's Semi-Annual Shareholder Report for the six-month period ended June 30, 2008, in the form N-CSRS filed by the Trust with the SEC on September 4, 2008, EDGAR Accession Number 0000 950152-08-006989.

                  The AZL(R) First Trust Target Double Play Fund's Semi-Annual Shareholder Report for the six-month period ended June 30, 2008, in the form N-CSRS filed by the Trust with the SEC on September 4, 2008, EDGAR Accession Number 0000
                  950152-08-006989.

                  The AZL(R) JPMorgan Large Cap Equity Fund's Semi-Annual Shareholder Report for the six-month period ended June 30, 2008, in the form N-CSRS filed by the Trust with the SEC on September 4, 2008, EDGAR Accession Number 0000
                  950152-08-006989.

                  The AZL(R) NACM International Fund's Semi-Annual Shareholder Report for the six-month period ended June 30, 2008, in the form N-CSRS filed by the Trust with the SEC on September 4, 2008, EDGAR Accession Number 0000 950152-08-006989.

                  The AZL(R) Oppenheimer Global Fund's Semi-Annual Shareholder Report for the six-month period ended June 30, 2008, in the form N-CSRS filed by the Trust with the SEC on September 4, 2008, EDGAR Accession Number 0000 950152-08-006989.

                  The AZL(R) Oppenheimer International Growth Fund's Semi-Annual Shareholder Report for the six-month period ended June 30, 2008, in the form N-CSRS filed by the Trust with the SEC on September 4, 2008, EDGAR Accession Number 0000
                  950152-08-006989.

                  The AZL(R) PIMCO Fundamental IndexPLUS Total Return Fund's Semi-Annual Shareholder Report for the six-month period ended June 30, 2008, in the form N-CSRS filed by the Trust with the SEC on September 4, 2008, EDGAR Accession Number 0000 950152-08-006989.

                  The AZL(R) Schroder International Small Cap Fund's Semi-Annual Shareholder Report for the six-month period ended June 30, 2008, in the form N-CSRS filed by the Trust with the SEC on September 4, 2008, EDGAR Accession Number 0000
                  950152-08-006989.

                  The AZL TargetPLUS(R) Balanced Fund's Semi-Annual Shareholder Report for the six-month period ended June 30, 2008, in the form N-CSRS filed by the Trust with the SEC on September 4, 2008, EDGAR Accession Number 0000 950152-08-006989.

                  The AZL TargetPLUS(R) Equity Fund's Semi-Annual Shareholder Report for the six-month period ended June 30, 2008, in the form N-CSRS filed by the Trust with the SEC on September 4, 2008, EDGAR Accession Number 0000 950152-08-006989.

                  The AZL TargetPLUS(R) Growth Fund's Semi-Annual Shareholder Report for the six-month period ended June 30, 2008, in the form N-CSRS filed by the Trust with the SEC on September 4, 2008, EDGAR Accession Number 0000 950152-08-006989.

                  The AZL TargetPLUS(R) Moderate Fund's Semi-Annual Shareholder Report for the six-month period ended June 30, 2008, in the form N-CSRS filed by the Trust with the SEC on September 4, 2008, EDGAR Accession Number 0000 950152-08-006989.



                                       5
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

 PRO FORMA FINANCIAL STATEMENTS

Set forth on the following pages are pro forma financial statements presented to show the effect of the proposed acquisition of each Acquired Fund by the corresponding Acquiring Fund as if such acquisition had taken place as of the close of business on December 31, 2008.

AZL AIM International Equity Fund
Pro Forma                                           AZL Oppenheimer        AZL AIM
Statements of Assets and Liabilities                 International      International
December 31, 2008                                       Growth             Equity            Pro Forma          Pro Forma
(Unaudited)                                              Fund               Fund            Adjustments          Combined
-------------------------------------------------- ------------------ ------------------ ------------------ -------------------
-------------------------------------------------- ------------------ ------------------ ------------------ -------------------
Assets:
Investment securities, at cost                         $ 148,519,927      $ 211,791,659                $ -       $ 360,311,586
                                                   ================== ================== ================== ===================
Investment securities, at value                        $ 117,554,286      $ 166,769,609                $ -       $ 284,323,895
Interest and dividends receivable                             99,949             97,624                  -             197,573
Foreign currency, at value (cost $10,733,306)                786,052          9,731,676                  -          10,517,728
Receivable for capital shares issued                          71,378             33,548                  -             104,926
Reclaim receivable                                           131,235            412,685                  -             543,920
Receivable from affiliate                                      7,376                  -                                  7,376
Prepaid expenses                                               3,044              4,797                  -               7,841
                                                   ------------------ ------------------ ------------------ -------------------
   Total Assets                                          118,653,320        177,049,939                  -         295,703,259
                                                   ------------------ ------------------ ------------------ -------------------

Liabilities:
Payable for investments purchased                          3,863,785             46,055                  -           3,909,840
Payable for capital shares redeemed                            4,485             45,324                  -              49,809
Manager fees payable                                          71,761            129,216                  -             200,977
Administration fees payable                                    4,542              7,174                  -              11,716
Distribution fees payable                                     22,722             35,893                  -              58,615
Administrative and compliance services fees
payable                                                        1,797              2,651                  -               4,448
Reorganization fees payable (A)                                    -                  -            147,500             147,500
Other accrued liabilities                                     35,654             37,136                  -              72,790
                                                   ------------------ ------------------ ------------------ -------------------
   Total Liabilities                                       4,004,746            303,449            147,500         $ 4,455,695
                                                   ------------------ ------------------ ------------------ -------------------
Net Assets                                             $ 114,648,574      $ 176,746,490        $ (147,500)       $ 291,247,564
                                                   ================== ================== ================== ===================

Net Assets Consist of:
                                                                                      $
   Capital                                             $ 163,856,773        240,643,297                $ -       $ 404,500,070
   Accumulated net investment income/(loss)                1,774,590          3,985,567          (147,500)           5,760,157
   Accumulated net realized gains/(losses) from
investment transactions                                 (20,089,463)       (22,608,743)                  -        (42,698,206)
   Net unrealized appreciation/(depreciation) on
investments                                             (30,893,326)       (45,273,631)                  -        (76,166,957)
                                                                                                            -------------------
                                                   ------------------ ------------------ ------------------
Net Assets                                             $ 114,648,574      $ 176,746,490        $ (147,500)       $ 291,247,564
                                                   ================== ================== ================== ===================
Shares of beneficial interest (unlimited number           11,026,155         17,138,394             76,544          28,241,093
of shares authorized, no par value) (B)
Net Asset Value (offering and redemption price
per share) (B)                                                $10.40             $10.31                  -              $10.31
                                                   ================== ================== ================== ===================


(A) Represents the estimated reorganization fees and expenses that are to be expected to be paid by the Funds.

(B) Shares of the AZL Oppenheimer International Growth Fund are exchanged for new shares of the AZL AIM International Equity Fund, to commence operations upon consummation of the merger.

See accompanying notes to the Pro Forma financial statements.


                                       6
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

AZL AIM International Equity Fund                   AZL Oppenheimer        AZL AIM
Statements of Operations                             International      International
For the Year Ended December 31, 2008                    Growth             Equity            Pro Forma          Pro Forma
(Unaudited)                                              Fund               Fund            Adjustments         Combined
Investment Income:
Interest                                                    $ 33,863           $ 92,493                $ -          $ 126,356
Dividends                                                  5,113,281          8,800,039                  -         13,913,320
Income from securities lending                               194,775            156,789                  -            351,564
Foreign withholding tax                                    (342,107)          (602,536)                  -          (944,643)
                                                   ------------------ ------------------ ------------------ ------------------
     Total Investment Income                               4,999,812          8,446,785                  -         13,446,597
                                                   ------------------ ------------------ ------------------ ------------------

Expenses:
Manager fees                                               1,434,121          2,518,022        284,992 (A)          4,237,135
Administration fees                                           84,832            124,244                  -            209,076
Distribution fees                                            478,364            699,449                  -          1,177,813
Custodian fees                                               104,832            281,781      (255,213) (B)            131,400
Administrative and compliance services fees                    7,665             11,117                  -             18,782
Trustees' fees                                                16,461             23,728                  -             40,189
Professional fees                                             31,552             45,101       (16,694) (B)             59,959
Shareholder reports                                           36,102             40,594       (12,000) (B)             64,696
Interest expense on cash overdraft                            57,635             46,010                  -            103,645
Reorganization fees (C)                                            -                  -                  -                  -
Other expenses                                                36,860             32,459       (30,600) (B)             38,719
                                                   ------------------ ------------------ ------------------ ------------------
Total expenses
     Total expenses before reductions                      2,288,424          3,822,505           (29,515)          6,081,414
     Less expenses waived/reimbursed by the
Manager                                                            -                  -          (110,157)          (110,157)
     Less expenses paid indirectly                                 -            (5,646)                  -            (5,646)
                                                   ------------------ ------------------ ------------------ ------------------
     Net Expenses                                          2,288,424          3,816,859          (139,672)          5,965,611
                                                   ------------------ ------------------ ------------------ ------------------
                                                                                         ------------------ ------------------
Net Investment Income/(Loss)                               2,711,388          4,629,926            139,672          7,480,986
                                                   ------------------ ------------------ ------------------ ------------------

Realized and Unrealized Gains/(Losses) on
Investments:
Net realized gains/(losses) on securities and
foreign currency transactions                           (19,112,617)       (22,250,097)                  -       (41,362,714)
Change in unrealized appreciation/(depreciation)
on investments                                          (88,168,506)      (126,572,565)                  -      (214,741,071)
                                                   ------------------ ------------------ ------------------ ------------------

Net Realized and Unrealized Gains/(Losses) on
Investments                                            (107,281,123)      (148,822,662)                  -      (256,103,785)
                                                   ================== ================== ================== ==================
                                                   ------------------ ------------------ ================== ==================
Change in Net Assets Resulting from Operations      $ (104,569,735)    $ (144,192,736)           $ 139,672   $ (248,622,799)
                                                   ================== ================== ================== ==================

A    Based on contract in effect for the surviving AZL AIM International Equity
     Fund.

B Decrease due to the elimination of duplicative expenses achieved by merging the funds.

C Estimated reorganization fees and expenses that are to be paid by the Funds are $147,500

These amounts have not been included in the Pro Forma adjustments above, as such expenses are non-recurring in nature and are not expected to be incurred in ongoing operations.

  See accompanying notes to the Pro Forma financial statements.


                                       7
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

AZL AIM International Equity Fund

Pro Forma Notes to Combining Financial Statements
December 31, 2008 (Unaudited)

1. DESCRIPTION OF THE FUND:

The AZL AIM International Equity Fund, ("AIM International Equity Fund") a series of the Allianz Variable Insurance Products Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company established as a Delaware statutory trust.

The Trust is authorized to issue an unlimited number of shares of the AIM International Equity Fund without par value. Shares of the AIM International Equity Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the AIM International Equity Fund. In addition, in the normal course of business, the AIM International Equity Fund may enter into contracts with its vendors and others that provide for general indemnifications. The AIM International Equity Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the AIM International Equity Fund. However, based on experience, the AIM International Equity Fund expects that risk of loss to be remote.

The pro forma adjustments and pro forma combined columns of the Statements of Operations reflect the adjustments necessary to show expenses at the rates which would have been in effect if the AIM International Equity and the AZL Oppenheimer International Growth ("Oppenheimer Fund") Funds were combined for the twelve month period ended December 31, 2008. Manager, administration and 12b-1 (Distribution) fees in the pro forma combined column are calculated at the rates in effect for the AIM International Equity Fund based upon the combined net assets of the corresponding AIM International Equity Fund and the Oppenheimer Fund. Certain pro forma adjustments were made to estimate the benefit of combining operations of separate funds into one survivor fund.

 2. BASIS OF COMBINATION:

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of the Oppenheimer Fund a series of the Trust, by the AIM International Equity Fund as if such acquisition had taken place as of January 1, 2008. Under the terms of the Plan of Reorganization, the combination of AIM International and Oppenheimer Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Oppenheimer Fund in exchange for shares of AIM International Equity Fund at the December 31, 2008 net asset value.

The Statements of Assets and Liabilities and the related Statements of Operations of Oppenheimer Fund and AIM International Equity Fund have been combined as of and for the twelve month period ended December 31, 2008. Following the acquisition, the AIM International Equity Fund will be the accounting survivor. In accordance with U.S. generally accepted accounting principles ("GAAP"), the historical cost

                                       8
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information
of investment securities will be carried forward to the AIM International Equity Fund and the results of operations for pre-combination periods of the AIM International Equity Fund will not be restated.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of AIM International Equity Fund and Oppenheimer Fund included in their respective annual report dated December 31, 2008.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of Oppenheimer Fund by the AIM International Equity Fund had taken place as of January 1, 2008.

3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the AIM International Equity Fund in the preparation of its financial statements. The policies conform to GAAP. The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation

Effective January 1, 2008, the AIM International Equity Fund adopted Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." There was no impact to the AIM International Equity Funds' net assets or results of operations upon adoption. SFAS No.157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Security prices are generally provided by an independent third party pricing service approved by the Trust's Board of Trustees ("Trustees") as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

                                       9
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees ("Trustees") or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income
Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Futures Contracts
The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value ("variation margin") is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Real Estate Investment Trusts
The Fund may own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments,

                                       10
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information
assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies
Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparts to meet the terms of their contracts and from movement in currency and investment securities values and interest rates.

Dividends to Shareholders
Dividends to shareholders are recorded on the ex-dividend date. The AIM International Equity Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation
Expenses directly attributable to the AIM International Equity Fund are charged directly to the AIM International Equity Fund, while expenses attributable to more than one Fund of the Trust are allocated among the respective Funds of the Trust based upon relative

                                       11
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information
net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trust's based upon relative net assets or another reasonable basis. Allianz Investment Management, LLC (the "Manager"), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending
To generate additional income, the AIM International Equity Fund may lend up to 33- 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The AIM International Equity Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2008, the AIM International Equity Fund had no amounts outstanding related to securities lending.

Commission Recapture
Certain Funds of the Trust participate in a commission recapture program. The Funds of the Trust will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the AIM International Equity Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as "Expenses paid indirectly" on the Statement of Operations.

4. Related Party Transactions
The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and OppenheimerFunds, Inc. ("OFI"), OFI provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as "Manager fees." For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of the Fund is 1.45%.

The fees payable to the Manager are based on a tiered structure for various net asset levels as follows: the first $50 million at 0.875%, the next $150 million at 0.715%, the next $300 million at 0.625%, and over $500 million at 0.60%.

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement between the Manager and

                                       12
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

Invesco Aim Capital Management, Inc. ("INVESCO Aim") (Formerly "AIM Capital Management, Inc."), INVESCO Aim provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as "Manager fees." For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of the Fund is 1.45%.

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

                                          Annual Rate*         Expense Limit
                                      -----------------   ----------------------
 AZL AIM International Equity Fund         0.90%                  1.45%

* The Manager has voluntarily reduced the management fee to 0.85% on assets above $250 million.

5. CAPITAL SHARES:

The pro forma net asset value per share assumes the issuance of shares of the AIM International Equity Fund that would have been issued at December 31, 2008, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of Oppenheimer Fund, as of December 31, 2008, divided by the net asset value per share of the shares of AIM International Equity Fund as of December 31, 2008. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at December 31, 2008:

Capital Shares
                        Shares of AIM
                        International           SHARES ASSUMED                       TOTAL OUTSTANDING
                        Equity Fund             ISSUED IN                            SHARES
                        PRE- COMBINATION        REORGANIZATION                       POST- COMBINATION

Shares of
Beneficial Interest           17,138,394             11,102,699                           28,241,093


                        ----------------------- ---------------------- ------------- ---------------------
                                                     Oppenheimer
                          AIM International         International
                             Equity Fund             Growth Fund        Adjustment   Pro Forma Combined
                        ----------------------- ---------------------- ------------- ---------------------

Net Assets            $  176,746,490           $ 114,648,574             $ (147,500)     $291,247,564
----------

Net Asset Value
Per Share                      $ 10.31                 $ 10.40              -              $ 10.31
---------

Shares Outstanding            17,138,394             11,026,155           76,544          28,241,093




                                       13
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

6. Investment Valuation Summary

The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

o Level 1 - quoted prices in active markets for identical assets o Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.) o Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, money market securities held in the AZL Money Market Fund are valued using amortized cost in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund's investments based upon three levels defined above:

                                                                                     Other Financial
               Valuation Inputs                    Investment Securities              Instruments*
-------------------------------------------    ---------------------------    --------------------------

    Level 1 - Quoted                                    $53,653,161                        $-
    Prices

    Level 2 - Other Significant                         $230,670,734                        -
    Observable Inputs

    Level 3 - Significant Unobservable                       -                              -
    Inputs
                                               ---------------------------    --------------------------

                                                        $284,323,895                       $-
    Total
                                               --------------------------- -- --------------------------
                                               --------------------------- -- --------------------------


* Other financial instruments would include any derivative instruments such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.


7. FEDERAL INCOME TAX INFORMATION:

It is the AIM International Equity Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48") provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to

                                       14
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information
determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund's net assets or results of operations for the period ended December 31, 2008.


                                       15
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information


AZL Balanced Index Strategy Fund                                           AZL
Pro Forma                                                   AZL          Balanced
Statements of Assets and Liabilities                     TargetPLUS       Index
December 31, 2008                                         Balanced       Strategy      Pro Forma         Pro Forma
(Unaudited)                                                 Fund           Fund       Adjustments        Combined
Assets:
Investment securities, at cost                           $ 53,601,301           $ -          $ - ^         $ 53,601,301
                                                       =============== ============= ============== ====================
Investment securities, at value                          $ 52,847,398           $ -          $ - ^         $ 52,847,398
Repurchase agreements, at value\cost                        8,400,000             -              -            8,400,000
Segregated cash for collateral                                116,400             -              -              116,400
Interest and dividends receivable                             186,135             -              -              186,135
Foreign currency, at value (cost $85,316)                      85,790             -              -               85,790
Unrealized Appreciation on interest rate swaps                701,522             -              -              701,522
Unrealized Appreciation on credit default swaps                 3,458             -              -                3,458
Swap premiums paid                                             67,544             -              -               67,544
Receivable for capital shares issued                          355,627             -              -              355,627
Receivable for investments sold                             3,968,411             -              -            3,968,411
Unrealized appreciation for foreign currency
contracts                                                       9,872             -              -                9,872
Receivable from  Manager                                        7,087             -              -                7,087
Prepaid expenses                                                1,051             -              -                1,051
                                                       --------------- ------------- -------------- --------------------

   Total Assets                                            66,750,295             -              -           66,750,295
                                                       --------------- ------------- -------------- --------------------

Liabilities:
Unrealized depreciation on foreign currency contracts          52,546             -              -               52,546
Unrealized depreciation on interest rate swaps                323,627             -              -              323,627
Unrealized depreciation on credit default swaps               517,434             -              -              517,434
Swap premiums received                                        572,538             -              -              572,538
Payable for investments purchased                          15,748,100             -              -           15,748,100
Written options (Premiums received $28,200)                   155,496             -              -              155,496
Payable for variation margin on futures Contracts              19,030             -              -               19,030
Administration fees payable                                       398             -              -                  398
Distribution fees payable                                       9,239             -              -                9,239
Administrative and compliance services fees payable               325             -              -                  325
Reorganization fees payable (A)                                     -             -         73,500               73,500
Other accrued liabilities                                       1,810             -              -                1,810
                                                       --------------- ------------- -------------- --------------------

   Total Liabilities                                       17,400,543             -         73,500           17,474,043
                                                       --------------- ------------- -------------- --------------------
Net Assets                                               $ 49,349,752           $ -      $(73,500)         $ 49,276,252
                                                       =============== ============= ============== ====================

Net Assets Consist of:
   Capital                                               $ 56,935,752           $ -            $ -         $ 56,935,752
   Accumulated net investment income/(loss)                   789,237             -       (73,500)              789,237
   Accumulated net realized gains/(losses) from
investment transactions                                   (7,575,348)             -              -          (7,575,348)
   Net unrealized appreciation/(depreciation) on
investments                                                 (799,889)             -              -            (799,889)
                                                                                                    --------------------
                                                       --------------- ------------- --------------
Net Assets                                               $ 49,349,752           $ -     $ (73,500)         $ 49,276,252
                                                       =============== ============= ============== ====================
Shares of beneficial interest (unlimited number of          6,503,800             -    (1,576,175)            4,927,625
shares authorized, no par value) (B)
Net Asset Value (offering and redemption price per
share) (B)                                                     $ 7.59       $ 10.00            $ -              $ 10.00
                                                       =============== ============= ============== ====================

^ No adjustments have been made to the Total Investment securities in the unaudited pro forma combined statements of assets and liabilities because upon consummation of the merger, securities would have to be sold in order for the AZL Balanced Index Strategy Fund to comply with its prospectus restrictions. The foregoing sentence shall not restrict in any way the ability of the investment adviser of either of the funds from buying or selling securities in the normal course of such fund's business and operations.

(A) Represents the estimated reorganization fees and expenses that are to be expected to be paid by the Funds.

(B) Shares of the AZL TargetPLUS Balanced Fund are exchanged for new shares of the AZL Balanced Index Strategy Fund, to commence operations upon consummation of the merger.

See accompanying notes to the Pro Forma financial statements.


                                       16
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information


                                                                             AZL
AZL Balanced Index Strategy Fund                            AZL          Balanced
Statements of Operations                                 TargetPlus       Index
For the Year Ended December 31, 2008                      Balanced       Strategy      Pro Forma         Pro Forma
(Unaudited)                                                 Fund           Fund       Adjustments         Combined



------------------------------------------------------ --------------- ------------- --------------- -------------------
Investment Income: ^
Interest                                                    $ 427,672           $ -             $ -           $ 427,672
Dividends                                                     423,484             -               -             423,484
Income from securities lending                                 23,048             -               -              23,048
                                                       --------------- ------------- --------------- -------------------
     Total Investment Income                                  874,204             -               -             874,204
                                                       --------------- ------------- --------------- -------------------

Expenses:
Manager fees                                                  133,474             -   (120,650) (A)              12,824
Administration fees                                            11,742             -       16,366(A)              28,108
Distribution fees                                              64,170             -    (64,170) (A)                   -
Custodian fees                                                101,001             -    (99,501) (B)               1,500
Administrative and compliance services fees                       975             -               -                 975
Trustees' fees                                                  1,995             -               -               1,995
Professional fees                                               4,040             -     (2,000) (B)               2,040
Shareholder reports                                             3,559             -     (1,800) (B)               1,759
Interest expense on cash overdraft                             28,471             -               -              28,471
Reorganization fees(C)                                              -             -               -                   -
Other expenses                                                 11,095             -         (9,000)               2,095
                                                       --------------- ------------- --------------- -------------------
     Total expenses before reductions                         360,522             -       (280,755)              79,767
     Less expenses waived/reimbursed by the Manager         (103,605)             -      103,605(A)                   -
     Less expenses paid indirectly                            (7,992)             -        7,992(A)                   -
                                                       --------------- ------------- --------------- -------------------
     Net Expenses                                             248,925             -       (169,158)              79,767
                                                       --------------- ------------- --------------- -------------------
                                                                                     --------------- -------------------
Net Investment Income/(Loss)                                  625,279             -         169,158             794,437
                                                       --------------- ------------- --------------- -------------------

Realized and Unrealized Gains/(Losses) on
Investments: ^
Net realized gains/(losses) on securities and
foreign currency transactions                             (7,401,782)             -               -         (7,401,782)
Net realized gains/(losses) on swap agreements               (66,206)             -               -            (66,206)
Net realized gains/(losses) on futures transactions            74,185             -               -              74,185
Net realized gains/(losses) on options transactions            33,938             -               -              33,938
Change in unrealized appreciation/(depreciation) on
investments                                                 (806,315)             -               -           (806,315)
                                                       --------------- ------------- --------------- -------------------

Net Realized and Unrealized Gains/(Losses) on
Investments                                               (8,166,180)             -               -         (8,166,180)
                                                       =============== ============= =============== ===================
                                                       --------------- ------------- =============== ===================
Change in Net Assets Resulting from Operations          $ (7,540,901)           $ -       $ 169,158       $ (7,371,743)
                                                       =============== ============= =============== ===================

^ No adjustments have been made to the Total Investment securities in the unaudited pro forma combined statements of assets and liabilities because upon consummation of the merger, securities would have to be sold in order for the AZL Balanced Index Strategy Fund to comply with its prospectus restrictions.


A    Based on contract in effect for the surviving AZL Balanced Index Strategy
     Fund.

B Decrease due to the elimination of duplicative expenses achieved by merging the funds.

C Estimated reorganization fees and expenses that are to be paid by the funds are $73,500.

These amounts have not been included in the ProForma Adjustments, as such expenses are non-recurring in nature and are not expected to be incurred in ongoing operations.

See accompanying notes to the Pro Forma financial statements.


                                       17
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

AZL Balanced Index Strategy Fund

Pro Forma Notes to Combining Financial Statements
December 31, 2008 (Unaudited)

1. DESCRIPTION OF THE FUND:

The AZL Balanced Index Strategy Fund, ("Balanced Index") a series of the Allianz Variable Insurance Products Fund of Funds Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company established as a Delaware statutory trust.

The Trust is authorized to issue an unlimited number of shares of the Balanced Index without par value. Shares of the Balanced Index are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Balanced Index Strategy Fund. In addition, in the normal course of business, the Balanced Index may enter into contracts with its vendors and others that provide for general indemnifications. The Balanced Index's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Balanced Index Strategy Fund. However, based on experience, the Balanced Index expects that risk of loss to be remote.

The pro forma adjustments and pro forma combined columns of the Statement of Operations reflect the adjustments necessary to show expenses at the rates which would have been in effect if the Balanced Index and the AZL TargetPLUS Balanced ("TargetPLUS Balanced Fund") Funds were combined for the twelve month period ended December 31, 2008. Manager, administration and 12b-1(Distribution) fees in the pro forma combined column are calculated at the rates in effect for the Balanced Index based upon the combined net assets of the corresponding Balanced Index and the TargetPLUS Balanced Fund. Certain pro forma adjustments were made to estimate the benefit of combining operations of separate funds into one survivor fund.

 2. BASIS OF COMBINATION:

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of the TargetPLUS Balanced Fund a series of the Allianz Variable Insurance Products Trust("VIP Trust"), by the Balanced Index as if such acquisition had taken place as of January 1, 2008. Under the terms of the Plan of Reorganization, the combination of Balanced Index and TargetPLUS Balanced Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of TargetPLUS Balanced Fund in exchange for shares of Balanced Index at the December 31, 2008 net asset value.

The Statement of Assets and Liabilities and the related Statement of Operations of TargetPLUS Balanced Fund and Balanced Index have been combined as of and for the twelve month period ended December 31, 2008. Following the acquisition, the Balanced Index will be the accounting survivor. In accordance with U.S. generally accepted accounting principles ("GAAP"), the historical cost of investment securities will be carried forward to the Balanced Index.

                                       18
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

The assets of the Balanced Index Strategy consist of investments in underlying affiliated investment companies. As a result, the Balanced Index Strategy bears an indirect, proportionate share of the underlying Funds' expenses, in addition to the direct expenses of the Fund. None of the investments owned by the TargetPLUS Balanced Fund as of December 31, 2008, as reflected on the accompanying pro forma combined schedule of investments, are in underlying affiliated investment companies and, as such, none are permissible investments for the Balanced Index Strategy. If the investments owned by the TargetPLUS Balanced Fund as of December 31, 2008 were in underlying affiliated investment companies, such investments would constitute permissible investments and the Balanced Index's indirect, proportionate share of the underlying Funds' expenses would have increased.

All investments owned by the TargetPLUS Balanced Fund as of December 31, 2008, as reflected on the accompanying pro forma combined schedule of investments, will be sold prior to completion of the Balanced Index Strategy 's acquisition of the Balanced Fund's assets. These sales will result in realized gains and losses which will be distributed to shareholders of the Balanced Fund prior to completion of the acquisition.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of Balanced Index and TargetPLUS Balanced Fund included in their respective annual report dated December 31, 2008.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of TargetPLUS Balanced Fund by the Balanced Index had taken place as of January 1, 2008.

3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Balanced Index in the preparation of its financial statements. The policies conform to GAAP. The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation

Effective January 1, 2008, the Trust adopted Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." There was no impact to the Balanced Index Strategy Funds' net assets or results of operations upon adoption. SFAS No.157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Investments in other investment companies are valued at their published net asset value. Security prices are generally provided by an independent third party pricing service approved by the Trust's Board of Trustees ("Trustees") as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

                                       19
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Investment Transactions and Investment Income
Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders
Dividends to shareholders are recorded on the ex-dividend date. The Balanced Index distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation
Expenses directly attributable to the Balanced Index is charged directly to the Balanced Index Strategy Fund, while expenses attributable to more than one Fund of the Trust are allocated among the respective Funds of the Trust based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Trust and VIP Trust based upon relative net assets or another reasonable basis. Allianz Investment Management, LLC (the "Manager"), serves as the investment manager for the Trust and the VIP Trust.

4. MANAGER FEES:
The Manager provides investment advisory and management services for the Fund. The Manager has retained two money management organizations (the "Subadvisers") First Trust Advisors L.P. ("First Trust") which is independent of the Manager, and Pacific Investment Management Company LLC ("PIMCO") which is an affiliate of the Manager, to make investment decisions on behalf of the Fund. Pursuant to separate amended and restated subadvisory agreements between the Manager and First Trust and between the Manager and PIMCO, First Trust and PIMCO provide investment advisory services as the Subadvisers for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as "Manager fees." For

                                       20
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information
its services, the Subadvisers are entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense of the Fund is 0.89%. For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

                                               Annual Rate      Expense Limit
AZL TargetPLUS Balanced Fund . . . . . .. . . . . 0.52%                 0.89%

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. Expenses incurred are reflected on the Statement of Operations as "Manager fees." The annual expense limit of the Fund is 0.20%.

                                               Annual Rate      Expense Limit
AZL Balanced Index Strategy Fund . .. .  . . . . . 0.05%                 0.20%

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2009 these underlying funds will be noted as Affiliated Investment Companies in the Fund's Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services.

5. CAPITAL SHARES:

The pro forma net asset value per share assumes the issuance of shares of the Balanced Index that would have been issued at December 31, 2008, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of TargetPLUS Balanced Fund, as of December 31, 2008, divided by the net asset value per share of the shares of Balanced Index as of December 31, 2008. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at December 31, 2008:

Capital Shares
                        Shares of Balanced      SHARES ASSUMED                       TOTAL OUTSTANDING
                        Index Strategy Fund     ISSUED IN                            SHARES
                        PRE- COMBINATION        REORGANIZATION                       POST- COMBINATION
Shares of
Beneficial Interest               -                   4,927,625                           4,927,625


                        ----------------------- ---------------------- ------------- ---------------------
                            Balanced Index       TargetPLUS Balanced
                            Strategy Fund           Strategy Fund       Adjustment   Pro Forma Combined
                        ----------------------- ---------------------- ------------- ---------------------
Net Assets               $                 -    $  49,349,752             $ (73,500)     $ 49,276,252
----------
Net Asset Value
Per Share                      $ 10.00                 $ 7.59               -              $ 10.00
---------

Shares Outstanding                -                   6,503,800        (1,576,175)        4,927,625

                                       21
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

6. INVESTMENT VALUATION SUMMARY:

The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

o    Level 1--quoted prices in active markets for identical assets

o Level 2 --other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments

o Level 3--significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally valued at amortized cost, which approximates fair value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund's investments based upon three levels defined above:

                                                                     Securities Sold
                                              Investment                Short and               Other Financial
Valuation Inputs                             Securities ^           Written Options ^            Instruments* ^
----------------                             ------------           -----------------            --------------
Level 1 -- Quoted Prices                          $21,204,601               $ -                    $  262,231
Level 2 -- Other Significant
Observable Inputs                                 40,042,797             (155,496)                  (178,755)
Level 3 -- Significant Unobservable
Inputs                                                     -                  -                        -
                                           ------------------    -------------------------    ---------------------
                                           ------------------    -------------------------    ---------------------
Total                                            $61,247,398                   $(155,496)                $  83,476
                                           ==================    =========================    =====================

* Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements, but excluding written options. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

^ No adjustments have been made to the Total Investment securities in the unaudited pro forma combined statements of assets and liabilities because upon consummation of the merger, securities would have to be sold in order for the AZL Balanced Index Strategy Fund to comply with its prospectus restrictions.

The foregoing sentence shall not restrict in any way the ability of the investment adviser of either of the funds from buying or selling securities in the normal course of such fund's business and operations.

7. FEDERAL INCOME TAX INFORMATION:

It is the Balanced Index's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

                                       22
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48") provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund's net assets or results of operations for the period ended December 31, 2008.


                                       23
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



AZL BlackRock Capital Appreciation Fund
Pro Forma                                                                     AZL BlackRock
Statements of Assets and Liabilities           AZL BlackRock   AZL Columbia   Capital
December 31, 2008                               Growth         Technology     Appreciation     Pro Forma          Pro Forma
(Unaudited)                                      Fund             Fund            Fund         Adjustments        Combined




------------------------------------------- ---------------- --------------- ---------------- --------------- -----------------
Assets:
Investment securities, at cost               $ 164,171,125    $ 49,810,078      $ 94,760,736             $ -     $ 308,741,939
                                            ================ =============== ================ =============== =================
Investment securities, at value              $ 138,776,499    $ 41,641,230      $ 99,001,539             $ -       279,419,268
Interest and dividends receivable                   261,799          12,755          132,227               -           406,781
Reclaim receivable                                        -           1,234                -               -             1,234
Receivable for capital shares issued                 43,036          80,523          762,435               -           885,994
Receivables for investments sold                    866,558          58,871                -               -           925,429
Prepaid expenses                                      4,902           1,132            1,541               -             7,575
                                            ---------------- --------------- ---------------- --------------- -----------------
Total Assets                                                                      99,897,742               -       281,646,281
                                            139,952,794      41,795,745
                                            ---------------- --------------- ---------------- --------------- -----------------

Liabilities:
Payable for investments purchased                 3,141,274       1,955,732          443,946               -         5,540,952
Payable for capital shares redeemed                       -              96           14,952               -            15,048
Manager fees payable                                 77,396          27,639           59,704               -           164,739
Administration fees payable                           5,585           1,632            3,922               -            11,139
Distribution fees payable                            27,642           8,154           19,901               -            55,697
Administrative and compliance services
fees payable                                          3,115             696              604               -             4,415
Reorganization fees payable (A)                           -               -                -         134,800           134,800
Other accrued liabilities                           117,610          11,391           10,274               -           139,275
                                            ---------------- --------------- ---------------- --------------- -----------------
Total Liabilities                               3,372,622        2,005,340           553,303         134,800         6,066,065
                                            ---------------- --------------- ---------------- --------------- -----------------
Net Assets                                   $ 136,580,172    $ 39,790,405      $ 99,344,439    $   (134,800)      275,580,216
                                            ================ =============== ================ =============== =================

Net Assets Consist of:

Capital                                      $ 253,602,422    $ 77,827,772      $111,161,109             $ -     $ 442,591,303
Accumulated net investment income/(loss)            166,726         (8,330)            4,467       (134,800)            28,063
Accumulated net realized gains/(losses)
from investment transactions                   (91,794,350)    (29,860,109)     (16,061,940)               -     (137,716,399)
Net unrealized
appreciation/(depreciation) on investments     (25,394,626)     (8,168,928)        4,240,803               -      (29,322,751)
                                            ---------------- --------------- ---------------- --------------- -----------------
Net Assets                                   $ 136,580,172    $ 39,790,405      $ 99,344,439     $ (134,800)       275,580,216
                                            ================ =============== ================ =============== =================
Shares of beneficial interest (unlimited         26,976,834       8,328,533       11,474,707    (14,949,424)        31,830,650
number of shares authorized, no par
value) (A)
Net Asset Value (offering and redemption
price per share) (B)                                  $5.06           $4.78            $8.66               -             $8.66
                                            ================ =============== ================ =============== =================

(A) Represents the estimated reorganization fees and expenses that are to be expected to be paid by the Funds.

(B)  Shares of the AZL BlackRock Growth Fund and the AZL Columbia Technology
     Fund are exchanged for new shares of the AZL BlackRock Capital Appreciation
     Fund, to commence operations

See accompanying notes to the Pro Forma financial statements.


                                       24
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

AZL BlackRock Capital Appreciation Fund                                       AZL BlackRock
Statements of Operations                     AZL BlackRock    AZL Columbia       Capital
For the Year Ended December 31, 2008            Growth         Technology      Appreciation     Pro Forma        Pro Forma
(Unaudited)                                      Fund             Fund             Fund        Adjustments        Combined
Investment Income:
Interest                                           $ 50,141          $ 8,403         $ 6,382             $ -          $ 64,926
Dividends                                         1,675,628          426,415         719,199               -         2,821,242
Income from securities lending                       59,352           85,977          13,375               -           158,704
Foreign withholding tax                                   -          (9,002)               -               -           (9,002)
                                                                                                              -----------------
                                            ---------------- ---------------- --------------- ---------------
Total Investment Income                           1,785,121          511,793         738,956               -         3,035,870
                                            ---------------- ---------------- --------------- --------------- -----------------

Expenses:
Manager fees                                      1,206,420          556,178         477,169    (78,545) (A)         2,161,222
Administration fees                                  67,140           30,695          26,893               -           124,728
Distribution fees                                   354,854          172,892         149,115               -           676,861
Custodian fees                                       32,283           35,311          19,253    (64,847) (B)            22,000
Administrative and compliance services
fees                                                  9,163            2,877           2,237               -            14,277
Trustees' fees                                       12,839            5,921           4,524               -            23,284
Professional fees                                    20,926           10,352           9,060     (6,000) (B)            34,338
Shareholder reports                                  21,628           17,319          11,244     (4,475) (B)            45,716
Interest expense on cash overdraft                   11,874            9,121           6,382               -            27,377
Reorganization fees ( C )                                 -                -               -               -                 -
Other expenses                                        7,430            3,328           4,754     (2,600) (B)            12,912
                                            ---------------- ---------------- --------------- --------------- -----------------
Total expenses before reductions                  1,744,557          843,994         710,631       (156,467)         3,142,715
Less expenses waived/reimbursed by the
Manager                                           (128,807)                          (4,848)      23,554 (A)         (110,101)
Less expenses paid indirectly                      (43,291)         (87,691)        (14,329)               -         (145,311)
                                                                                                              -----------------
                                            ---------------- ---------------- --------------- ---------------
Net Expenses                                      1,572,459          756,303         691,454       (132,913)         2,887,303
                                            ---------------- ---------------- --------------- --------------- -----------------
                                                                                              ---------------
Net Investment Income/(Loss)                        212,662        (244,510)          47,502         132,913           148,567
                                            ---------------- ---------------- --------------- --------------- -----------------

Realized and Unrealized Gains/(Losses) on
Investments:
Net realized gains/(losses) on securities
and foreign currency transactions              (75,219,212)     (28,050,312)    (14,953,732)               -     (118,223,256)
Change in unrealized
appreciation/(depreciation) on investments     (23,740,775)     (19,062,897)     (4,586,848)               -      (47,390,520)
                                            ---------------- ---------------- --------------- --------------- -----------------

Net Realized and Unrealized
Gains/(Losses) on Investments                  (98,959,987)     (47,113,209)    (19,540,580)               -     (165,613,776)
                                            ================ ================ =============== =============== =================
                                            ---------------- ---------------- --------------- =============== =================
Change in Net Assets Resulting from           $(98,747,325)    $(47,357,719)   $(19,493,078)       $ 132,913    $(165,465,209)
Operations
                                            ================ ================ =============== =============== =================

A Based on contract in effect for the surviving AZL BlackRock Capital Appreciation Fund.

B Decrease due to the elimination of duplicative expenses achieved by merging the funds.

C Estimated reorganization fees and expenses that are to be paid by the Funds are $134,800. These amounts have not been included in the Pro Forma adjustments above, as such expenses are non-recurring in nature and are not expected to be incurred in ongoing operations.

See accompanying notes to the Pro Forma financial statements.


                                       25
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

AZL BlackRock Capital Appreciation Fund
Pro Forma Notes to Combining Financial Statements
December 31, 2008 (Unaudited)

1. DESCRIPTION OF THE FUND:
The AZL BlackRock Capital Appreciation Fund, ("BlackRock Capital Appreciation Fund") a series of the Allianz Variable Insurance Products Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end investment company established as a Delaware statutory trust.

The Trust is authorized to issue an unlimited number of shares of the BlackRock Capital Appreciation Fund without par value. Shares of the BlackRock Capital Appreciation Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the BlackRock Capital Appreciation Fund. In addition, in the normal course of business, the BlackRock Capital Appreciation Fund may enter into contracts with its vendors and others that provide for general indemnifications. The BlackRock Capital Appreciation Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the BlackRock Capital Appreciation Fund. However, based on experience, the BlackRock Capital Appreciation Fund expects that risk of loss to be remote.

The pro forma adjustments and pro forma combined columns of the Statement of Operations reflect the adjustments necessary to show expenses at the rates which would have been in effect if the BlackRock Capital Appreciation, AZL Columbia Technology Fund ("Columbia Tech") and the AZL BlackRock Growth ("BlackRock Growth Fund") Funds were combined for the twelve month period ended December 31, 2008. Manager, administration and 12b-1 (distribution) fees in the pro forma combined column are calculated at the rates in effect for the BlackRock Capital Appreciation Fund based upon the combined net assets of the corresponding BlackRock Capital Appreciation Fund, Columbia Tech and the BlackRock Growth Fund. Certain pro forma adjustments were made to estimate the benefit of combining operations of separate funds into one survivor fund.

 2. BASIS OF COMBINATION:
The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of the BlackRock Growth Fund a series of the Trust, by the BlackRock Capital Appreciation Fund as if such acquisition had taken place as of January 1, 2008. Under the terms of the Plan of Reorganization, the combination of BlackRock Capital Appreciation Fund, BlackRock Growth Fund and Columbia Tech will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of the BlackRock Growth Fund and Columbia Tech in exchange for shares of BlackRock Capital Appreciation Fund at the December 31, 2008 net asset value.

The Statements of Assets and Liabilities and the related Statements of Operations of the BlackRock Growth Fund, Columbia Tech and BlackRock Capital Appreciation Fund have been combined as of and for the twelve month period ended December 31, 2008. Following the acquisition, the BlackRock Capital Appreciation Fund will be the accounting survivor. In accordance with U.S. generally accepted


                                       26
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information
accounting principles ("GAAP"), the historical cost of investment securities will be carried forward to the BlackRock Capital Appreciation Fund and the results of operations for pre-combination periods of the BlackRock Capital Appreciation Fund will not be restated.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of BlackRock Capital Appreciation Fund, BlackRock Growth Fund and Columbia Tech included in their respective annual report dated December 31, 2008.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of the Blackrock Growth Fund and the Columbia Tech by the BlackRock Capital Appreciation Fund had taken place as of January 1, 2008.

3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the BlackRock Capital Appreciation Fund in the preparation of its financial statements. The policies conform to GAAP. The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation
Effective January 1, 2008, the Fund's adopted Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." There was no impact to the Fund's net assets or results of operations upon adoption. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Security prices are generally provided by an independent third party pricing service approved by the Trust's Board of Trustees ("Trustees") as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

                                       27
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees ("Trustees") or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income
Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Futures Contracts
The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value ("variation margin") is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Real Estate Investment Trusts
The Fund may own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from

                                       28
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information
fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies
Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non- U.S. dollar denominated investment securities. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily, and the Fund `s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and investment securities values and interest rates.

Dividends to Shareholders
Dividends to shareholders are recorded on the ex-dividend date. The BlackRock Capital Appreciation Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation
Expenses directly attributable to the BlackRock Capital Appreciation Fund are charged directly to the BlackRock Capital Appreciation Fund, while expenses attributable to more than one Fund of the Trust are allocated among the respective Funds of the Trust based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trust's based upon relative net assets or another reasonable basis. Allianz Investment Management, LLC (the "Manager"), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending
To generate additional income, the BlackRock Capital Appreciation Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value

                                       29
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information
plus accrued interest on the securities loaned (105% for foreign securities). The BlackRock Capital Appreciation Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2008, the Blackrock Capital Appreciation Fund had no amounts outstanding related to securities lending.

Commission Recapture
Certain Funds of the Trust participate in a commission recapture program. The Funds of the Trust will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the BlackRock Capital Appreciation Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as "Expenses paid indirectly" on the Statement of Operations.

4. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a Subadvisory agreement, effective November 24, 2008 between the Manager and BlackRock Advisors, LLC ("BML"), BML provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. Prior to November 24, 2008, the Fund was subadvised by Jennison Associates LLC. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as "Manager fees." For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of the Fund is 1.20%.

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:
                                               Annual Rate*       Expense Limit
AZL BlackRock Capital Appreciation Fund . . .. 0.80%                 1.20%

* Effective November 24, 2008, the Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.75% through April 30, 2010. For the period January 1, 2008 to November 23, 2008 the voluntary waiver was not in effect.

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to an amended and restated subadvisory agreement between the Manager and Columbia Management Advisors, LLC ("Columbia Advisors"), Columbia Advisors provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as "Manager fees." For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual

                                       30
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information
expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of the Fund is 1.35%.

The fees payable to the Manager are based on a tiered structure for various net assets levels as follows: the first $10 million at 1.00%, the next $10 million at 0.875%, and over $20 million at 0.75%.

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a Subadvisory agreement, effective January 26, 2009 between the Manager and BlackRock Advisors, LLC ("BML"), BML provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. Prior to January 26, 2009, the Fund was subadvised by Legg Mason Capital Management, Inc. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as "Manager fees." For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of the Fund is 1.30%.

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:
                                             Annual Rate*  Expense Limit
AZL BlackRock Growth Fund. . . . . . . . .. . 0.85%               1.30%

* The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fees to 0.80% through April 30, 2010, effective July 1, 2008 through April 30, 2010, the fee has been further reduced to 0.70% on the first $200 million of assets and 0.65% on assets over $200 million.

5. CAPITAL SHARES:

The pro forma net asset value per share assumes the issuance of shares of the BlackRock Capital Appreciation Fund that would have been issued at December 31, 2008, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of the Columbia Tech and BlackRock Growth Fund, as of December 31, 2008, divided by the net asset value per share of the shares of BlackRock Capital Appreciation Fund as of December 31, 2008. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at December 31, 2008:


                                       31
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information


Capital Shares
                        Shares of BlackRock
                        Capital Appreciation    SHARES ASSUMED                       TOTAL OUTSTANDING
                        Fund                    ISSUED IN                            SHARES
                        PRE- COMBINATION        REORGANIZATION                       POST- COMBINATION

Shares of
Beneficial Interest           11,474,707             20,355,943                           31,830,650



                      ----------------------- ---------------------- ----------------- ------------ --------------------
                                                                        BlackRock
                                                                         Capital
                                                 Columbia Technology   Appreciation
                      BlackRock Growth Fund           Fund                 Fund        Adjustment   Pro Forma Combined
                      ----------------------- ---------------------- ----------------- ------------ --------------------



Net Assets           $136,580,172             $39,790,405               $   99,344,439    $(134,800)     $ 275,580,216
-------------------------------------------------------------------------------------------------------------------------


Net Asset Value
Per Share                     $ 5.06                 $ 4.78               $ 8.66            -             $ 8.66
---------
Shares
Outstanding                 26,976,834              8,328,533           11,474,707     (14,949,424)     31,830,650

6. Investment Valuation Summary

The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

o Level 1 - quoted prices in active markets for identical assets o Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.) o Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, money market securities held in the AZL Money Market Fund are valued using amortized cost in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund's investments based upon three levels defined above:


                                       32
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



                                                      Investment              Other Financial
               Valuation Inputs                       Securities                Instruments*
------------------------------------------- --------------------------- -------------------------
    Level 1 - Quoted Prices                          $278,873,591                    $-
    Level 2 - Other Significant                        545,677                       -
    Observable Inputs
    Level 3 - Significant Unobservable                    -                          -
    Inputs
                                            --------------------------- -------------------------
    Total                                            $279,419,268                    $-
                                            --------------------------- -------------------------

* Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

7. FEDERAL INCOME TAX INFORMATION:

It is the BlackRock Capital Appreciation Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48") provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund's net assets or results of operations for the period ended December 31, 2008.


                                       33
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

AZL International Index Fund                          AZL NACM     AZL Schroder        AZL
Pro Forma                                          International   International  International
Statements of Assets and Liabilities                    Fund         Small Cap        Index        Pro Forma         Pro Forma
December 31, 2008 (Unaudited)                                          Fund            Fund        Adjustments       Combined

Assets:
Investment securities, at cost                        $67,009,060    $96,617,292             $ -             $ -    $163,626,352
                                                   =============== ============== =============== =============== ===============
Investment securities, at value                       $57,394,311    $57,849,176             $ -             $ -    $115,243,487
Interest and dividends receivable                          41,395         58,654               -               -         100,049
Foreign currency, at value (cost $348,181)                 16,901        330,504               -               -         347,405
Receivable for capital shares issued                       38,506         37,603               -               -          76,109
Receivable for investments sold                           409,755              -               -               -         409,755
Unrealized appreciation for foreign currency
contracts                                                     888              -               -               -             888
Reclaim receivable                                         57,302         77,216               -               -         134,518
Prepaid expenses                                            1,466          1,517               -               -           2,983
                                                   --------------- -------------- --------------- --------------- ---------------

   Total Assets                                        57,960,524     58,354,670               -               -     116,315,194
                                                   --------------- -------------- --------------- --------------- ---------------

Liabilities:
Unrealized depreciation on foreign currency
contracts                                                  10,130              -               -                          10,130
Payable for investments purchased                       1,947,473          1,171               -               -       1,948,644
Payable for capital shares redeemed                        11,991         10,508               -               -          22,499
Manager fees payable                                       16,157         45,597               -               -          61,754
Administration fees payable                                 2,223          2,278               -               -           4,501
Distribution fees payable                                  11,130         11,399               -               -          22,529
Administrative and compliance services fees
payable                                                       757            797               -               -           1,554
Reorganization fees payable (A)                                 -              -               -          85,000          85,000
Other accrued liabilities                                  10,200         12,518               -               -          22,718
                                                                                                  ---------------
                                                   --------------- -------------- --------------- --------------- ---------------
   Total Liabilities                                    2,010,061         84,268               -          85,000       2,179,329
                                                   --------------- -------------- --------------- --------------- ---------------
                                                                                                  ---------------
Net Assets                                           $ 55,950,463              $             $ -      $ (85,000)    $114,135,865
                                                                      58,270,402
                                                   =============== ============== =============== =============== ===============


Net Assets Consist of:
                                                       $
   Capital                                            106,004,588   $111,897,181             $ -             $ -    $217,901,769
   Accumulated net investment income/(loss)                 1,543        (5,485)               -        (85,000)        (88,942)
   Accumulated net realized gains/(losses) from
investment transactions                              (40,433,908)   (14,848,294)               -               -    (55,282,202)
   Net unrealized appreciation/(depreciation) on
investments                                           (9,621,760)   (38,773,000)               -               -    (48,394,760)
                                                                                                  ---------------
                                                   --------------- -------------- --------------- --------------- ---------------
Net Assets                                           $ 55,950,463    $58,270,402             $ -      $ (85,000)    $114,135,865

                                                   =============== ============== =============== =============== ===============

Shares of beneficial interest (unlimited number        10,925,213     11,719,903               -    (11,231,529)      11,413,587
of shares authorized, no par value) (B)
Net Asset Value (offering and redemption price
per share) (B)                                              $5.12          $4.97          $10.00               -          $10.00
                                                   =============== ============== =============== =============== ===============

A) Represents the estimated reorganization fees and expenses that are expected to be paid by the Funds.

B)   Shares of the AZL NACM International Fund and the AZL Schroder
     International Small Cap Fund are exchanged for new shares of the AZL
     International Index Fund, to commence operations upon consummation of the merger.

See accompanying notes to the Pro Forma financial statements.


                                       34
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

AZL International Index Fund                                      AZL Schroder         AZL
Statements of Operations                          AZL NACM       International    International
For the Twelve Months Ended December 31,       International       Small Cap          Index        Pro Forma       Pro Forma
2008 (Unaudited)                                    Fund              Fund            Fund        Adjustments       Combined
Investment Income:
Interest                                              $ 40,505               $ -            $ -            $ -          $ 40,505
Dividends                                            2,454,636         2,491,026              -              -         4,945,662
Income from securities lending                          63,644            98,967              -              -           162,611
Foreign withholding tax                              (226,420)         (196,010)              -                        (422,430)
                                              ----------------- ----------------- -------------- -------------- -----------------
Total Investment Income                              2,332,365         2,393,983              -              -         4,726,348
                                              ----------------- ----------------- -------------- -------------- -----------------

Expenses:
Manager fees                                           606,480           761,993              -  (852,929) (A)           515,544
Administration fees                                     31,845            33,968              -              -            65,813
Distribution fees                                      178,377           190,498              -              -           368,875
Custodian fees                                         154,971           105,960              -  (125,931) (B)           135,000
Administrative and compliance services fees              2,860             3,073              -              -             5,933
Trustees' fees                                           6,182             6,560              -              -            12,742
Professional fees                                       11,372            12,514              -    (5,500) (B)            18,386
Shareholder reports                                      2,989             4,766              -    (3,000) (B)             4,755
Recoupment of prior expenses reimbursed by
the Manager                                              5,372                 -              -              -             5,372
Interest expense on cash overdraft                      41,837            18,590              -              -            60,427
Reorganization fees (C)                                      -                 -              -              -                 -
Other expenses                                          31,912            41,496              -   (30,600) (B)            42,808
                                              ----------------- ----------------- -------------- -------------- -----------------
Total expenses before reductions                     1,074,197         1,179,418              -    (1,017,960)         1,235,655
Less expenses waived/reimbursed by the
Manager                                                      -                 -              -      (147,298)         (147,298)
Less expenses paid indirectly                            (423)                 -              -              -             (423)
                                              ----------------- ----------------- -------------- -------------- -----------------
Net Expenses                                         1,073,774         1,179,418              -    (1,165,258)         1,087,934
                                              ----------------- ----------------- -------------- -------------- -----------------
                                                                                                 -------------- -----------------
Net Investment Income/(Loss)                         1,258,591         1,214,565              -      1,165,258         3,638,414
                                              ----------------- ----------------- -------------- -------------- -----------------

Realized and Unrealized Gains/(Losses) on
Investments:
Net realized gains/(losses) on securities
and foreign currency transactions                 (34,612,642)      (13,993,320)              -              -      (48,605,962)
Change in unrealized
appreciation/(depreciation) on investments        (10,103,281)      (33,491,174)              -              -      (43,594,455)
                                              ----------------- ----------------- -------------- -------------- -----------------

Net Realized and Unrealized Gains/(Losses)
on Investments                                    (44,715,923)      (47,484,494)              -              -      (92,200,417)
                                              ================= ================= ============== ============== =================
                                              ----------------- ----------------- -------------- ============== =================
Change in Net Assets Resulting from             $ (43,457,332)    $ (46,269,929)            $ -    $ 1,165,258    $ (88,562,003)
Operations
                                              ================= ================= ============== ============== =================

A Based on contract in effect for the surviving AZL International Index Fund.

B Decrease due to the elimination of duplicative expenses achieved by merging the funds.

C Estimated reorganization fees and expenses that are to be paid by the Funds are $85,000. These amounts have not been included in the Pro Forma adjustments above, as such expenses are non-recurring in nature and are not expected to be incurred in ongoing operations.


                                       35
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

AZL International Index Fund
Pro Forma Notes to Combining Financial Statements
December 31, 2008 (Unaudited)

1. DESCRIPTION OF THE FUND:
The AZL International Index Fund, ("International Index Fund") a series of the Allianz Variable Insurance Products Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company established as a Delaware statutory trust.

The Trust is authorized to issue an unlimited number of shares of the International Index Fund without par value. Shares of the International Index Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the International Index Fund. In addition, in the normal course of business, the International Index Fund may enter into contracts with its vendors and others that provide for general indemnifications. The International Index Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the International Index Fund. However, based on experience, the International Index Fund expects that risk of loss to be remote.

The pro forma adjustments and pro forma combined columns of the Statement of Operations reflect the adjustments necessary to show expenses at the rates which would have been in effect if the International Index, the AZL NACM International Fund ("NACM International Fund") and the AZL Schroder International Small Cap Fund ("Schroder International Small Cap Fund") Funds were combined for the twelve month period ended December 31, 2008. Manager, administration and 12b-1 (Distribution) fees in the pro forma combined column are calculated at the rates in effect for the International Index Fund based upon the combined net assets of the corresponding International Index Fund and the NACM International Fund and the Schroder International Small Cap Fund. Certain pro forma adjustments were made to estimate the benefit of combining operations of separate funds into one survivor fund.

 2. BASIS OF COMBINATION:
The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of the NACM International Fund and Schroder International Small Cap Fund a series of the Trust, by the International Index Fund as if such acquisition had taken place as of January 1, 2008. Under the terms of the Plan of Reorganization, the combination of International Index Fund and NACM International Fund and Schroder International Small Cap Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of NACM International Fund and Schroder International Small Cap Fund in exchange for shares of International Index Fund at the December 31, 2008 net asset value.

The Statement of Assets and Liabilities and the related Statement of Operations of NACM International Fund and Schroder International Small Cap Fund and International Index Fund have been combined as of and for the twelve month period ended December 31, 2008. Following the acquisition, the International Index Fund will be the accounting survivor. In accordance with U.S. generally accepted accounting

                                       36
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information
principles ("GAAP"), the historical cost of investment securities will be carried forward to the International Index Fund and the results of operations for pre-combination periods of the International Index Fund will not be restated.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of NACM International Fund and Schroder International Small Cap Fund included in their respective annual report dated December 31, 2008.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of NACM International Fund and Schroder International Small Cap by the International Index Fund had taken place as of January 1, 2008.

3. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the International Index Fund in the preparation of its financial statements. The policies conform to GAAP. The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation
Effective January 1, 2008, the International Index Fund adopted Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." There was no impact to the International Index Funds' net assets or results of operations upon adoption. SFAS No.157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Security prices are generally provided by an independent third party pricing service approved by the Trust's Board of Trustees ("Trustees") as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

                                       37
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees ("Trustees") or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income
Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Futures Contracts
The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value ("variation margin") is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Real Estate Investment Trusts
The Fund may own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

                                       38
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies
Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Dividends to Shareholders
Dividends to shareholders are recorded on the ex-dividend date. The International Index Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation
Expenses directly attributable to the International Index Fund are charged directly to the International Index Fund, while expenses attributable to more than one Fund of the Trust are allocated among the respective Funds of the Trust based upon relative net assets or some other reasonable method. Expenses which

                                       39
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information
are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trust's based upon relative net assets or another reasonable basis. Allianz Investment Management, LLC (the "Manager"), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending
To generate additional income, the International Index Fund may lend up to 33-1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The International Index Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2008, the International Index Fund had no amounts outstanding related to securities lending.

Commission Recapture
Certain Funds of the Trust participate in a commission recapture program. The Funds of the Trust will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the International Index Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as "Expenses paid indirectly" on the Statement of Operations.

3. Related Party Transactions
The Manager provides investment advisory and management services for the Fund. The Manager has retained an affiliated money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Nicholas - Applegate Capital Management, LLC ("NACM"), NACM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as "Manager fees." For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of the Fund is 1.45%.

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:
                                                 Annual Rate      Expense Limit
NACM International Fund . . . . . . . . . . . .  0.85%                    1.45%

                                       40
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Schroder Investment Management North America Inc. ("Schroders"), Schroders provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. Schroder Investment Management North America Ltd (Schroder Ltd), an affiliate of Schroders, serves as the Sub-subadviser to the Fund and is responsible for day-to-day management of the Fund's assets. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as "Manager fees." For its services, the Subadviser is entitled to a fee payable by the Manager. For its services the Sub-subadviser is entitled to a fee payable by the Subadviser. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of the Fund is 1.65%.

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:
                                                  Annual Rate      Expense Limit
AZL Schroder International Small Cap Fund . . . . 1.00%                 1.65%

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a Subadvisory agreement, between the Manager and BlackRock Investment Management, LLC ("BlackRock Investment"), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as "Manager fees." For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of the Fund is 1.20%.

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:
                                      Annual Rate              Expense Limit
AZL International Index Fund  . . . . . . 0.35%                    0.70%

5. CAPITAL SHARES:

The pro forma net asset value per share assumes the issuance of shares of the International Index Fund that would have been issued at December 31, 2008, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of NACM International Fund and Schroder International Small Cap Fund, as of December 31, 2008, divided by the net asset value per share of the shares of International Index Fund as of December 31, 2008. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at December 31, 2008:

                                       41
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

Capital Shares
                        Shares of
                        International Index     SHARES ASSUMED                       TOTAL OUTSTANDING
                        Fund                    ISSUED IN                            SHARES
                        PRE- COMBINATION        REORGANIZATION                       POST- COMBINATION

Shares of
Beneficial Interest               -                  11,413,587                           11,413,587



6.  Investment Valuation Summary

                      ----------------------- ---------------------- ----------------- ------------ --------------------
                        NACM International          Schroder          International
                               Fund            International Fund       Index Fund     Adjustment   Pro Forma Combined
                      ----------------------- ---------------------- ----------------- ------------ --------------------
Net Assets              $55,950,463              $58,270,402               $-           $(85,000)      $114,135,865
----------            ----------------------- ---------------------- ----------------- ------------ --------------------

Net Asset Value
Per Share                     $ 5.12                 $ 4.97              $ 10.00            -             $ 10.00
---------


Shares
Outstanding                 10,925,213             11,719,903               -          (11,231,529)     11,413,587


The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

o    Level 1--quoted prices in active markets for identical assets

o Level 2 --other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

o Level 3-- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally valued at amortized cost, which approximates fair value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund's investments based upon three levels defined above:


                                                    Investment   Other Financial
               Valuation Inputs                     Securities      Instruments*
-------------------------------------------         -------------    ---------
Level 1 --Quoted Prices . . . . . . . . . . . . .  . $ 5,826,999       $ --
Level 2 --Other Significant Observable Inputs . .  . .109,416,488    (9,242)
Level 3 -- Significant Unobservable Inputs . . . .. . .   . --           --
Total . . . . . . . . . . . . . . . . . . . . . . .  $115,243,487   $(9,242)

* Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.


                                       42
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

7. FEDERAL INCOME TAX INFORMATION:

It is the International Index Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48") provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund's net assets or results of operations for the period ended December 31, 2008.


                                       43
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information


 AZL JPMorgan U.S. Equity Fund
 Pro Forma
 Statements of Assets and Liabilities                             AZL JPMorgan    AZL JPMorgan
 December 31, 2008                                                  Large Cap      U.S. Equity     Pro Forma       Pro Forma
 (Unaudited)                                                       Equity Fund        Fund        Adjustments       Combined
 Assets:
 Investment securities, at cost                                      $86,567,310    $86,561,365             $ -    $173,128,675
                                                                 ================ ============== =============== ===============
 Investment securities, at value                                     $59,031,537    $63,058,886             $ -    $122,090,423
 Interest and dividends receivable                                        90,936         98,064               -         189,000
 Receivable for capital shares issued                                    118,924         17,484               -         136,408
 Receivable for investments sold                                         397,984         81,120               -         479,104
 Prepaid expenses                                                          4,201          1,721               -           5,922
                                                                 ---------------- -------------- --------------- ---------------

    Total Assets                                                      59,643,582     63,257,275               -     122,900,857
                                                                 ---------------- -------------- --------------- ---------------

 Liabilities:
 Payable for investments purchased                                             -            501               -             501
 Payable for capital shares redeemed                                         129              -               -             129
 Manager fees payable                                                     73,253         20,789               -          94,042
 Administration fees payable                                               4,927          2,531               -           7,458
 Distribution fees payable                                                24,418         12,654               -          37,072
 Administrative and compliance services fees payable                       2,589            959               -           3,548
 Reorganization fees payable (A)                                               -              -          48,500          48,500
 Other accrued liabilities                                                43,410         16,965               -          60,375
                                                                 ---------------- -------------- --------------- ---------------
    Total Liabilities                                                    148,726         54,399          48,500         251,625
                                                                 ---------------- -------------- --------------- ---------------
 Net Assets                                                         $ 59,494,856              $      $ (48,500)               $
                                                                                     63,202,876                     122,649,232
                                                                 ================ ============== =============== ===============

 Net Assets Consist of:
    Capital                                                        $ 268,423,350  $ 106,481,482             $ -   $ 374,904,832
    Accumulated net investment income/(loss)                           2,497,607        773,312        (48,500)       3,222,419
    Accumulated net realized gains/(losses) from investment
 transactions                                                      (183,890,328)   (20,549,439)               -   (204,439,767)

    Net unrealized appreciation/(depreciation) on investments       (27,535,773)   (23,502,479)               -    (51,038,252)
                                                                 ---------------- -------------- --------------- ---------------
 Net Assets                                                         $ 59,494,856    $63,202,876      $ (48,500)   $ 122,649,232
                                                                 ================ ============== =============== ===============
 Shares of beneficial interest (unlimited number of shares            11,925,015      9,959,766     (2,557,158)      19,237,623
 authorized, no par value) (B)
 Net Asset Value (offering and redemption price per share) (B)             $4.99          $6.35               -           $6.35
                                                                 ================ ============== =============== ===============

(A) Represents the estimated reorganization fees and expenses that are to be expected to be paid by the Funds.

(B) Shares of the AZL JPMorgan Large Cap Equity Fund are exchanged for new shares of the AZL JPMorgan U.S. Equity Fund, to commence operations upon consummation of the merger.

See accompanying notes to the Pro Forma financial statements.




                                       44
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



AZL JPMorgan U.S. Equity Fund
Statements of Operations                                    AZL JPMorgan     AZL JPMorgan
For the Year Ended December 31, 2008                          Large Cap      U.S. Equity      Pro Forma        Pro Forma
(Unaudited)                                                  Equity Fund         Fund        Adjustments       Combined
Investment Income:
Interest                                                          $ 14,978        $ 15,571            $ -           $ 30,549
Dividends                                                        4,554,881       1,929,055              -          6,483,936
Income from securities lending                                     862,305          24,405              -            886,710
                                                           ---------------- --------------- -------------- ------------------
     Total Investment Income                                     5,432,164       1,969,031              -          7,401,195
                                                           ---------------- --------------- -------------- ------------------

Expenses:
Manager fees                                                     2,028,883         788,315     134,982(A)          2,952,180
Administration fees                                                119,789          43,773              -            163,562
Distribution fees                                                  676,294         246,349              -            922,643
Custodian fees                                                      44,941         116,007   (67,848) (B)             93,100
Administrative and compliance services fees                         10,996           3,998              -             14,994
Trustees' fees                                                      24,852           8,502              -             33,354
Professional fees                                                   45,933          16,461    (8,000) (B)             54,394
Shareholder reports                                                 26,243          23,315   (10,500) (B)             39,058
Interest expense on cash overdraft                                  16,538          15,673              -             32,211
Reorganization fees(C)                                                   -               -              -                  -
Other expenses                                                      12,872          14,151    (1,000) (B)             26,023
                                                           ---------------- --------------- -------------- ------------------
     Total expenses before reductions                            3,007,341       1,276,544         47,634          4,331,519
     Less expenses waived/reimbursed by the Manager                      -        (81,162)  (102,966) (A)          (184,128)
     Less expenses paid indirectly                                (72,784)               -              -           (72,784)
                                                           ---------------- --------------- -------------- ------------------
     Net Expenses                                                2,934,557       1,195,382       (55,332)          4,074,607
                                                           ---------------- --------------- -------------- ------------------
                                                                                            -------------- ------------------
Net Investment Income/(Loss)                                     2,497,607         773,649         55,332          3,326,588
                                                           ---------------- --------------- -------------- ------------------

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign
currency transactions                                        (181,565,565)    (18,657,907)              -      (200,223,472)
Change in unrealized appreciation/(depreciation) on
investments                                                   (32,090,995)    (28,207,467)              -       (60,298,462)
                                                           ---------------- --------------- -------------- ------------------

Net Realized and Unrealized Gains/(Losses) on Investments    (213,656,560)    (46,865,374)              -      (260,521,934)
                                                           ================ =============== ============== ==================
                                                           ---------------- --------------- ============== ==================
Change in Net Assets Resulting from Operations              $ (211,158,953)  $ (46,091,725)      $ 55,332    $ (257,195,346)
                                                           ================ =============== ============== ==================

(A) Based on contract in effect for the surviving AZL JPMorgan U.S. Equity Fund.
(B) Decrease due to the elimination of duplicative expenses achieved by merging the funds.
(C) Estimated reorganization fees and expenses that are to be paid by the Funds are $48,500. These amounts have not been included in the Proforma Adjustments above, as such expenses are non-recurring in nature and are not expected to be incurred in ongoing operations.
See accompanying notes to the Pro Forma financial statements.


                                       45
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Notes to Combining Financial Statements
December 31, 2008 (Unaudited)

1. DESCRIPTION OF THE FUND:
The AZL JPMorgan U.S. Equity Fund, ("JPMorgan U.S. Equity Fund") a series of the Allianz Variable Insurance Products Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company established as a Delaware statutory trust.

The Trust is authorized to issue an unlimited number of shares of the JPMorgan U.S. Equity Fund without par value. Shares of the JPMorgan U.S. Equity Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the JPMorgan U.S. Equity Fund. In addition, in the normal course of business, the JPMorgan U.S. Equity Fund may enter into contracts with its vendors and others that provide for general indemnifications. The JPMorgan U.S. Equity Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the JPMorgan U.S. Equity Fund. However, based on experience, the JPMorgan U.S. Equity Fund expects that risk of loss to be remote.

The pro forma adjustments and pro forma combined columns of the Statement of Operations reflect the adjustments necessary to show expenses at the rates which would have been in effect if the JPMorgan U.S. Equity and the AZL JPMorgan Large Cap Equity ("JPMorgan Large Cap Equity Fund") Funds were combined for the twelve month period ended December 31, 2008. Manager, administration and 12b-1 (Distribution) fees in the pro forma combined column are calculated at the rates in effect for the JPMorgan U.S. Equity Fund based upon the combined net assets of the corresponding JPMorgan U.S. Equity Fund and the JPMorgan Large Cap Equity Fund. Certain pro forma adjustments were made to estimate the benefit of combining operations of separate funds into one survivor fund.

2. BASIS OF COMBINATION:
The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of the JPMorgan Large Cap Equity Fund a series of the Trust, by the JPMorgan U.S. Equity Fund as if such acquisition had taken place as of January 1, 2008. Under the terms of the Plan of Reorganization, the combination of JPMorgan U.S. Equity Fund and JPMorgan Large Cap Equity Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of JPMorgan Large Cap Equity Fund in exchange for shares of JPMorgan U.S. Equity Fund at the December 31, 2008 net asset value.

The Statements of Assets and Liabilities and the related Statements of Operations of JPMorgan Large Cap Equity Fund and JPMorgan U.S. Equity Fund have been combined as of and for the twelve month period ended December 31, 2008. Following the acquisition, the JPMorgan U.S. Equity Fund will be the accounting survivor. In accordance with U.S. generally accepted accounting principles ("GAAP"), the historical cost of investment securities will be carried forward to the JPMorgan U.S. Equity Fund and the results of operations for pre-combination periods of the JPMorgan U.S. Equity Fund will not be restated.

                                       46
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

The accompanying pro forma financial statements should be read in conjunction with the financial statements of JPMorgan U.S. Equity Fund and JPMorgan Large Cap Equity Fund included in their respective annual report dated December 31, 2008.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of JPMorgan Large Cap Equity Fund by the JPMorgan U.S. Equity Fund had taken place as of January 1, 2008.

3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the JPMorgan U.S. Equity Fund in the preparation of its financial statements. The policies conform to GAAP. The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

Effective January 1, 2008, the JPMorgan U.S. Equity Fund adopted Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." There was no impact to the JPMorgan U.S. Equity Funds' net assets or results of operations upon adoption. SFAS No.157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Security prices are generally provided by an independent third party pricing service approved by the Trust's Board of Trustees ("Trustees") as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees ("Trustees") or persons acting on the

                                       48
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information
behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PMEastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Futures Contracts
The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value ("variation margin") is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that

                                       48
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information
portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non- U.S. dollar denominated investment securities. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily, and the Fund `s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and investment securities values and interest rates.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The JPMorgan U.S. Equity Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the JPMorgan U.S. Equity Fund are charged directly to the JPMorgan U.S. Equity Fund, while expenses attributable to more than one Fund of the Trust are allocated among the respective Funds of the Trust based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trust's based upon relative net assets or another reasonable basis. Allianz Investment Management, LLC (the "Manager"), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

                                       49
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

Securities Lending

To generate additional income, the JPMorgan U.S. Equity Fund may lend up to 33-1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The JPMorgan U.S. Equity Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2008, the JPMorgan U.S. Equity Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Funds of the Trust will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the JPMorgan U.S. Equity Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as "Expenses paid indirectly" on the Statement of Operations.

4.  Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to an amended and restated subadvisory agreement between the Manager and Legg Mason Capital Management, Inc. ("LMCM"), LMCM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as "Manager fees." For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of the Fund is 1.20%.

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:
                                               Annual Rate      Expense Limit
AZL Legg Mason Value Fund . . . . . . . .  . .  . 0.75%                  1.20%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as "Recoupment of prior expenses reimbursed by the Manager." At December 31, 2008, there

                                       50
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information
were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Effective January 26, 2009, J.P. Morgan Investment Management Inc. will replace Legg Mason Capital Management, Inc. as the Sub adviser to the AZL Legg Mason Value Fund. In addition, on January 26, 2009 the Fund changed its name to AZL JPMorgan Large Cap Equity Fund.

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and OppenheimerFunds, Inc. ("OFI"), OFI provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred are reflected on the Statement of Operations as "Manager fees." For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of the Fund is 1.20%.

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:
                                                Annual                 Rate*
                                                Expense Limit
AZL JPMorgan U.S. Equity Fund . . . . . . . .. . . 0.80%                1.20%

* The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.75% through April 30, 2010.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as "Recoupment of prior expenses reimbursed by the Manager." At December 31, 2008, the contractual reimbursements that may potentially be made by the Fund in subsequent years were as follows:

                                                                 Expires
                                                               12/31/2011
AZL JPMorgan U.S. Equity Fund. . . . . . . . . . . . . . . . . . $31,893

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

                                       51
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

Effective January 26, 2009, J.P.Morgan Investment Management Inc. will replace OppenheimerFunds Inc. as the Sub adviser to the AZL Oppenheimer Main Street Fund. In addition, on January 26, 2009 the Fund will change its name to AZL JPMorgan U.S. Equity Fund.

5. CAPITAL SHARES:

The pro forma net asset value per share assumes the issuance of shares of the JPMorgan U.S. Equity Fund that would have been issued at December 31, 2008, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of JPMorgan Large Cap Equity Fund, as of December 31, 2008, divided by the net asset value per share of the shares of JPMorgan U.S. Equity Fund as of December 31, 2008. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at December 31, 2008.

Capital Shares
                        Shares of JPMorgan      SHARES ASSUMED                       TOTAL OUTSTANDING
                        U.S. Equity ISSUED IN SHARES PRE- COMBINATION
                        REORGANIZATION POST- COMBINATION

Shares of
Beneficial Interest           9,959,766               9,367,857                           19,327,623


                        ----------------------- ---------------------- ------------- ---------------------
                          JPMorgan Large Cap    JPMorgan U.S. Equity
                             Equity Fund                Fund            Adjustment   Pro Forma Combined
                        ----------------------- ---------------------- ------------- ---------------------


Net Assets                  $59,494,856             $ 63,202,876         $ (48,500)      $122,649,232
----------


Net Asset Value
Per Share                       $ 4.99                 $ 6.35               -               $ 6.35
---------


Shares Outstanding            11,925,015              9,959,766        (2,557,158)        19,327,623

6. Investment Valuation Summary

The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

o Level 1--quoted prices in active markets for identical assets o Level 2 --other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
o Level 3-- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally valued at amortized cost, which approximates fair

                                       52
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information
value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund's investments based upon three levels defined above:


                                                    Investment   Other Financial
               Valuation Inputs                     Securities      Instruments*
-------------------------------------------         -------------    ---------
Level 1 --Quoted Prices . . . . . . .               $122,090,423         $ --
Level 2 --Other Significant
          Observable Inputs . . . .                      --                --
Level 3 -- Significant Unobservable Inputs . . . . . .   --                --
                                                    ----------------------------
Total . . . . . . . . . . . . . . . . . . . . . . . $ 122,090,423         $--
                                                    ============================

* Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

7. FEDERAL INCOME TAX INFORMATION:

It is the JPMorgan U.S. Equity Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48") provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund's net assets or results of operations for the period ended December 31, 2008.


                                       53
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

 AZL Moderate Index Strategy Fund
 Pro Forma
 Statements of Assets and Liabilities                                           AZL Moderate
 December 31, 2008                            AZL TargetPLUS   AZL TargetPLUS       Index        Pro Forma        Pro Forma
 (Unaudited)                                    Growth Fund    Moderate Fund    Strategy Fund   Adjustments       Combined
 Assets:
 Investment securities, at cost                  $ 73,937,985     $ 57,263,397            $ -^            $ -     $ 131,201,382
                                              ==================================================================================
 Investment securities, at value                 $ 68,765,805     $ 55,097,377             $ -            $ -     $ 123,863,182
 Repurchase agreements, at value/cost               6,500,000        7,900,000               -              -        14,400,000
 Segregated cash for collateral                       108,300          104,900               -              -           213,200
 Interest and dividends receivable                    258,841          192,678               -              -           451,519
 Foreign currency, at value (cost $121,233)            69,266          123,334               -              -           192,600
 Unrealized appreciation on interest rate
 swaps                                                629,029          677,123               -              -         1,306,152
 Unrealized appreciation on credit default
 swaps                                                  5,144            8,358               -              -            13,502
 Swap premiums paid                                    65,330          151,884               -              -           217,214
 Receivable for capital shares issued                 153,550          730,755               -              -           884,305
 Receivable for investments sold                    2,075,575          518,938               -              -         2,594,513
 Unrealized appreciation for forward foreign
 currency contracts                                    10,605           11,465               -              -            22,070
 Receivable from Manager                                6,236           13,523               -              -            19,759
 Prepaid expenses                                       1,673            1,209               -              -             2,882
                                              ----------------------------------------------------------------------------------
    Total Assets                                   78,649,354       65,531,544               -              -       144,180,898
                                              ----------------------------------------------------------------------------------
 Liabilities:
 Unrealized depreciation on forward foreign
 currency contracts                                    51,741           93,315               -              -           145,056
 Unrealized depreciation on interest rate
 swaps                                                399,434          358,144               -              -           757,578
 Unrealized depreciation on credit default
 swaps                                                476,611          543,678               -              -         1,020,289
 Swap premiums received                               372,371          392,986               -              -           765,357
 Securities sold short (Premiums received
 $505,938)                                            512,500                -               -              -           512,500
 Payable for investments purchased                 10,284,347       10,059,246               -              -        20,343,593
 Payable for capital shares redeemed                      142              107               -              -               249
 Written Options (Premiums received $78,960)          202,145          233,244               -              -           435,389
 Payable for variation margin on futures
 contracts                                             18,132           20,733               -              -            38,865
 Administration fees payable                            2,615            2,026               -              -             4,641
 Distribution fees payable                             13,100           10,175               -              -            23,275
 Administrative and compliance services fees
 payable                                                  755              465               -              -             1,220
 Reorganization fees payable (A)                            -                -               -        135,500           135,500
 Other accrued liabilities                             10,039            2,839               -              -            12,878
                                              ----------------------------------------------------------------------------------
    Total Liabilities                              12,343,932       11,716,958               -        135,500        24,196,390
                                              ----------------------------------------------------------------------------------
 Net Assets                                      $ 66,305,422     $ 53,814,586             $ -    $ (135,500)     $ 119,984,508
                                              ==================================================================================
 Net Assets Consist of:
 Capital                                         $ 99,166,662     $ 69,654,208             $ -            $ -     $ 168,820,870
    Accumulated net investment income/(loss)        1,754,448        1,149,881               -      (135,500)         2,768,829
    Accumulated net realized gains/(losses)
 from investment transactions                    (29,221,374)     (14,621,271)               -              -      (43,842,645)
    Net unrealized
 appreciation/(depreciation) on investments       (5,394,314)      (2,368,232)               -              -       (7,762,546)
                                                                                                              ------------------
                                              ----------------------------------------------------------------
 Net Assets                                      $ 66,305,422     $ 53,814,586             $ -   $  (135,500)     $ 119,984,508
                                              ==================================================================================
 Shares of beneficial interest (unlimited          11,014,322        7,920,378               -    (6,936,249)        11,998,451
 number of shares authorized, no par value)
 (B)
 Net Asset Value (offering and redemption
 price per share) (B)                                  $ 6.02           $ 6.79         $ 10.00            $ -           $ 10.00
                                              ==================================================================================

^ No adjustments have been made to the Total Investment securities in the unaudited pro forma combined statements of assets and liabilities because upon consummation of the merger, securities would have to be sold in order for the AZL Moderate Index Strategy Fund to comply with its prospectus restrictions. The foregoing sentence shall not restrict in any way the ability of the investment adviser of either of the funds from buying or selling securities in the normal course of such fund's business and operations.

(A) Represents the estimated reorganization fees and expenses that are to be expected to be paid by the Funds.

(B) Shares of the AZL TargetPLUS Growth Fund and AZL TargetPLUS Moderate Fund are exchanged for new shares of the AZL Moderate Index Strategy Fund, to commence operations upon consummation of the merger. See accompanying notes to the Pro Forma financial statements.


                                       54
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

 AZL Moderate Index Strategy Fund
 Statements of Operations                                AZL            AZL        AZL Moderate
 For the year ended December 31, 2008                 TargetPLUS     TargetPLUS       Index         Pro Forma       Pro Forma
 (Unaudited)                                         Growth Fund   Moderate Fund  Strategy Fund    Adjustments      Combined
 Investment Income: ^
 Interest                                                $ 429,820      $ 460,826            $ -             $ -       $ 890,646
 Dividends                                               1,611,310        827,602              -               -       2,438,912
 Income from securities lending                             94,376         48,636              -               -         143,012
                                                    -----------------------------------------------------------------------------
      Total Investment Income                            2,135,506      1,337,064              -               -       3,472,570
                                                    -----------------------------------------------------------------------------

 Expenses:
 Manager fees                                              319,777        197,112              -   (467,253) (A)          49,636
 Administration fees                                        27,676         17,152              -      5,172  (A)          50,000
 Distribution fees                                         153,738         94,765              -   (248,503) (A)               -
 Custodian fees                                            152,861        120,298              -   (271,659) (B)           1,500
 Administrative and compliance services fees                 2,496          1,493              -               -           3,989
 Trustees' fees                                              5,090          3,051              -               -           8,141
 Professional fees                                           9,672          5,853              -     (6,000) (B)           9,525
 Shareholder reports                                         7,216          4,371              -     (4,000) (B)           7,587
 Interest expense on cash overdraft                         12,724         33,406              -               -          46,130
 Reorganization fees ( C )                                       -              -              -               -               -
 Other expenses                                             14,243         12,915              -               -          27,158
                                                    -----------------------------------------------------------------------------
      Total expenses before reductions                     705,493        490,416              -       (992,243)         203,666
      Less expenses waived/reimbursed by the
 Manager                                                 (145,460)      (119,645)              -    265,105  (A)               -
      Less expenses paid indirectly                       (15,993)       (10,109)              -     26,102  (A)               -
                                                    -----------------------------------------------------------------------------
      Net Expenses                                         544,040        360,662              -       (701,036)         203,666
                                                    -----------------------------------------------------------------------------
                                                                                  -----------------------------------------------
 Net Investment Income/(Loss)                            1,591,466        976,402              -         701,036       3,268,904
                                                    -----------------------------------------------------------------------------

 Realized and Unrealized Gains/(Losses) on
 Investments:^
    Net realized gains/(losses) on securities and
 foreign currency transactions                        (28,544,360)   (13,981,598)              -               -    (42,525,958)
    Net realized gains/(losses) on swap agreements        (65,323)         53,829              -               -        (11,494)
    Net realized gains/(losses) on futures
 transactions                                               97,719         46,159              -               -         143,878
    Net realized gains/(losses) on options
 transactions                                               25,915         29,358              -               -          55,273
   Change in unrealized
 appreciation/(depreciation) on investments            (5,308,039)    (2,438,307)              -               -     (7,746,346)
                                                    -----------------------------------------------------------------------------

 Net Realized and Unrealized Gains/(Losses) on
 Investments                                          (33,794,088)   (16,290,559)              -               -    (50,084,647)
                                                    =============================================================================
                                                    ------------------------------===============================================
 Change in Net Assets Resulting from Operations      $(32,202,622)  $(15,314,157)            $ -       $ 701,036  $ (46,815,743)
                                                    =============================================================================


^ No adjustments have been made to the Total Investment securities in the unaudited pro forma combined statements of assets and liabilities because upon consummation of the merger, securities would have to be sold in order for the AZL Moderate Index Strategy Fund to comply with its prospectus restrictions.


A    Based on contract in effect for the surviving AZL Moderate Index Strategy
     Fund.

B Decrease due to the elimination of duplicative expenses achieved by merging the funds.

C Estimated reorganization fees and expenses that are to be paid by the funds are $135,500. These amounts have not been included in the ProForma Adjustments, as such expenses are non-recurring in nature and are not expected to be incurred in ongoing operations.

See accompanying notes to the Pro Forma financial statements.


                                       55
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

AZL Moderate Index Strategy Fund
Pro Forma Notes to Combining Financial Statements
December 31, 2008 (Unaudited)

1. DESCRIPTION OF THE FUND:

The AZL Moderate Index Strategy Fund, ("Moderate Index") a series of the Allianz Variable Insurance Products Fund of Funds Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company established as a Delaware statutory trust.

The Trust is authorized to issue an unlimited number of shares of the Moderate Index without par value. Shares of the Moderate Index are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Moderate Index Strategy Fund. In addition, in the normal course of business, the Moderate Index may enter into contracts with its vendors and others that provide for general indemnifications. The Moderate Index's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Moderate Index Strategy Fund. However, based on experience, the Moderate Index expects that risk of loss to be remote.

The pro forma adjustments and pro forma combined columns of the Statement of Operations reflect the adjustments necessary to show expenses at the rates which would have been in effect if the Moderate Index, AZL TargetPLUS Growth ("TargetPLUS Growth Fund") and AZL TargetPLUS Moderate ("TargetPLUS Moderate Fund") Funds were combined for the twelve month period ended December 31, 2008. Manager, administration and 12b-1(Distribution) fees in the pro forma combined column are calculated at the rates in effect for the Moderate Index based upon the combined net assets of the corresponding Moderate Index, TargetPLUS Growth Fund and TargetPLUS Moderate Fund. Certain pro forma adjustments were made to estimate the benefit of combining operations of separate funds into one survivor fund.

 2. BASIS OF COMBINATION:

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of the TargetPLUS Growth Fund and TargetPLUS Moderate Fund a series of the Allianz Variable Insurance Products Trust("VIP Trust"), by the Moderate Index as if such acquisition had taken place as of January 1, 2008. Under the terms of the Plan of Reorganization, the combination of Moderate Index, TargetPLUS Growth Fund and TargetPLUS Moderate Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of the TargetPLUS Growth Fund and TargetPLUS Moderate Fund in exchange for shares of Moderate Index at the December 31, 2008 net asset value. The Statement of Assets and Liabilities and the related Statement of Operations of the TargetPLUS Growth Fund, TargetPLUS Moderate Fund and Moderate Index have been combined as of and for the twelve month period ended December 31, 2008. Following the acquisition, the Moderate Index will be the accounting survivor. In accordance with U.S. generally accepted accounting principles ("GAAP"), the historical cost of investment securities will be carried forward to the Moderate Index.

                                       56
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

The assets of the Moderate Index Strategy consist of investments in underlying affiliated investment companies. As a result, the Moderate Index Strategy bears an indirect, proportionate share of the underlying Funds' expenses, in addition to the direct expenses of the Fund. None of the investments were owned by the TargetPLUS Growth Fund or TargetPLUS Moderate Fund as of December 31, 2008, as reflected on the accompanying pro forma combined schedule of investments, are in underlying affiliated investment companies and, as such, none are permissible investments for the Moderate Index Strategy. If the investments owned by the TargetPLUS Growth Fund and TargetPLUS Moderate Fund as of December 31, 2008 were in underlying affiliated investment companies, such investments would constitute permissible investments and the Moderate Index's indirect, proportionate share of the underlying Funds' expenses would have increased.

All investments owned by the TargetPLUS Growth Fund and TargetPLUS Moderate Fund as of December 31, 2008, were reflected on the accompanying pro forma combined schedule of investments, will be sold prior to completion of the Moderate Index Strategy 's acquisition of the Moderate Fund's assets. These sales will result in realized gains and losses which will be distributed to shareholders of the Moderate Fund prior to completion of the acquisition.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of Moderate Index. TargetPLUS Growth Fund and TargetPLUS Moderate Fund included in their respective annual report dated December 31, 2008.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of the TargetPLUS Growth Fund and TargetPLUS Moderate Fund by the Moderate Index had taken place as of January 1, 2008.

3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Moderate Index in the preparation of its financial statements. The policies conform to GAAP. The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation

Effective January 1, 2008, the Trust adopted Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." There was no impact to the Moderate Index Strategy Funds' net assets or results of operations upon adoption. SFAS No.157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Investments in other investment companies are valued at their published net asset value. Security prices are generally provided by an independent third party pricing service approved by the Trust's Board of Trustees ("Trustees") as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ

                                       57
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

Stock Market, Inc. ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Moderate Index distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Moderate Index is charged directly to the Moderate Index Strategy Fund, while expenses attributable to more than one Fund of the Trust are allocated among the respective Funds of the Trust based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Trust and VIP Trust based upon relative net assets or another reasonable basis. Allianz Investment Management, LLC (the "Manager"), serves as the investment manager for the Trust and the VIP Trust.

4. MANAGER FEES:

The Manager provides investment advisory and management services for the Fund. The Manager has retained two money management organizations (the "Subadvisers") First Trust Advisors L.P. ("First Trust") which is independent of the Manager, and Pacific Investment Management Company LLC ("PIMCO") which is an affiliate of the Manager, to make investment decisions on behalf of the Fund. Pursuant to separate amended and restated subadvisory agreements between the Manager and First Trust and between the Manager and PIMCO, First Trust and PIMCO provide investment advisory services as

                                       58
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information
the Subadvisers for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as "Manager fees." For its services, the Subadvisers are entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense of the Fund is 0.89%. For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

                                      Annual Rate            Expense Limit
AZL TargetPLUS Growth Fund . . . . .   0.52%                          0.89%

                                      Annual Rate            Expense Limit
AZL TargetPLUS Moderate Fund . . . .  0.52%                          0.89%

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. Expenses incurred are reflected on the Statement of Operations as "Manager fees." The annual expense limit of the Fund is 0.20%. For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

                                        Annual Rate          Expense Limit
AZL Moderate Index Strategy Fund. .. . . . 0.05%                      0.20%


The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2009 these underlying funds will be noted as Affiliated Investment Companies in the Fund's Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services.


5. CAPITAL SHARES:

The pro forma net asset value per share assumes the issuance of shares of the Moderate Index that would have been issued at December 31, 2008, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of TargetPLUS Moderate Fund, as of December 31, 2008, divided by the net asset value per share of the shares of Moderate Index as of December 31, 2008. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at December 31, 2008:


                                       59
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



Capital Shares
                        Shares of Moderate      SHARES ASSUMED                       TOTAL OUTSTANDING
                        Index Strategy Fund     ISSUED IN                            SHARES
                        PRE- COMBINATION        REORGANIZATION                       POST- COMBINATION

Shares of
Beneficial Interest               -                  11,998,451                           11,998,451



                      ----------------------- ---------------------- ----------------- ------------ --------------------
                          Moderate Index        TargetPLUS Growth       TargetPLUS
                          Strategy Fund               Fund            Moderate Fund    Adjustment   Pro Forma Combined
                      ----------------------- ---------------------- ----------------- ------------ --------------------
Net Assets                   $-                 $ 66,305,422          $   53,814,586    $(135,500)     $ 119,984,508
----------           ----------------------- ---------------------- ----------------- ------------  --------------------
Net Asset Value
Per Share                    $ 10.00                 $ 6.02               $ 6.79            -             $ 10.00
---------


Shares
Outstanding                     -                  11,014,322           7,920,378      (6,9,36,249)     11,998,451

6. INVESTMENT VALUATION SUMMARY:

The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

o    Level 1--quoted prices in active markets for identical assets

o Level 2 --other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments

o    Level 3--significant   unobservable  inputs  (including  the  Fund's  own
     assumptions in determining the fair value of investments)

o The inputs or methodology used for valuing investments is not nec. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally valued at amortized cost, which approximates fair value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund's investments based upon three levels defined above:

                                                                   Securities Sold
                                                  Investment          Short and          Other Financial
Valuation Inputs                                 Securities ^     Written Options ^       Instruments* ^
---------------------------------------------    -------------    -------------------    ---------------
Level 1 -- Quoted Prices                           $71,962,538                $--              $528,208
Level 2 -- Other Significant Observable             66,300,644              (947,889)         (-581,199)
Inputs
Level 3 -- Significant Unobservable Inputs                   --                --                  --
                                                 -------------    -------------------    ---------------
Total                                            $138,263,182             $(947,889)          $(52,991)
                                                 -------------    -------------------    ---------------


                                       60
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

* Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements, but excluding written options. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

^ No adjustments have been made to the Total Investment securities in the unaudited pro forma combined statements of assets and liabilities because upon consummation of the merger, securities would have to be sold in order for the AZL Moderate Index Strategy Fund to comply with its prospectus restrictions.

The foregoing sentence shall not restrict in any way the ability of the investment adviser of either of the funds from buying or selling securities in the normal course of such fund's business and operations.

7. FEDERAL INCOME TAX INFORMATION:

It is the Moderate Index's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48") provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund's net assets or results of operations for the period ended December 31, 2008.


                                       61
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information


 AZL S&P 500 Index Fund                              AZL             AZL PIMCO
 Pro Forma                                           First Trust     Fundamental
 Statements of Assets and Liabilities AZL S&P 500    Target Double   IndexPLUS        AZL TargetPLUS
 December 31, 2008                       Index           Play        Total Return        Equity       Pro Forma        Pro Forma
 (Unaudited)                              Fund           Fund            Fund             Fund        Adjustments      Combined




 ----------------------------------------------------------------------------------------------------------------------------------
 Assets:
 Investment securities, at cost         $305,320,894   $ 57,998,588     $ 153,045,872    $ 63,419,825          $ - ^    $579,785,179
                                     ==============================================================================================
 Investment securities, at value                  $   $ 56,164,818     $ 148,457,344    $ 56,647,086              -              $
                                        256,253,089                                                                    517,522,337
 Repurchase agreements, at
 value/cost                                       -              -         7,300,000               -              -      7,300,000
 Cash                                         5,234              -               435               -              -          5,669
 Segregated cash for collateral                   -              -           613,000               -              -        613,000
 Interest and dividends receivable          526,868        131,879           514,561         172,435              -      1,345,743
 Foreign currency, at value (cost
 $708,668)                                        -              -           709,420               -              -        709,420
 Unrealized appreciation on
 interest rate swaps                              -              -         1,330,076               -              -      1,330,076
 Unrealized appreciation on total
 return swaps                                     -              -         2,774,600               -              -      2,774,600
 Unrealized appreciation on credit
 default swaps                                    -              -             3,356               -              -          3,356
 Swaps premium paid                               -              -           670,999               -              -        670,999
 Receivable for capital shares
 issued                                      76,148        116,346             6,794         324,842              -        524,130
 Receivable for investments sold         30,411,237              -         7,455,051               -              -     37,866,288
 Unrealized appreciation for
 forward foreign currency contracts               -              -            97,153               -              -         97,153
 Receivable from Manager                      3,083              -                 -               -              -          3,083
 Receivable for variation margin on
 futures contracts                          119,831              -                 -               -              -        119,831
 Prepaid expenses                             5,026          1,513             1,676           1,476              -          9,691
                                                                                                     ---------------
                                     ----------------------------------------------------------------               ---------------
    Total Assets                                                         169,934,465      57,145,839              -    570,895,376
                                        287,400,516     56,414,556
                                     ----------------------------------------------------------------------------------------------
 Liabilities:
 Unrealized depreciation on forward
 foreign currency contracts                       -              -           332,615           3,515              -        336,130
 Unrealized depreciation on
 interest rate swaps                              -              -         5,551,167               -              -      5,551,167
 Unrealized depreciation on credit
 default swaps                                    -              -         1,033,243               -              -      1,033,243
 Unrealized depreciation on total
 return swaps                                     -              -         1,722,400               -              -      1,722,400
 Swaps premium received                           -              -         1,147,103               -              -      1,147,103
 Payable for investments purchased          403,172              -        92,929,838         355,855              -     93,688,865
 Payable for capital shares redeemed     30,126,081            534            23,796              53              -     30,150,464
 Written options (Premium received
 $279,965)                                        -              -         1,050,171               -              -      1,050,171
 Payable for variation margin on
 futures contracts                                -              -           195,657               -              -        195,657
 Manager fees payable                             -         16,380            20,722           8,901              -         46,003
 Administration fees payable                  8,865          2,214             2,518           2,224              -         15,821
 Distribution fees payable                   42,297         11,067            12,598          11,127              -         77,089
 Administrative and compliance
 services fees payable                        1,097            871               984             837              -          3,789
 Reorganization fees payable (A)                  -              -                 -               -        179,000        179,000
 Other accrued liabilities                    8,957         11,268            10,192          17,976              -         48,393
                                     ----------------------------------------------------------------------------------------------

    Total Liabilities                    30,590,469         42,334       104,033,004         400,488        179,000    135,245,295
                                     ----------------------------------------------------------------------------------------------
 Net Assets                                       $   $ 56,372,222      $ 65,901,461    $ 56,745,351    $ (179,000)  $ 435,650,081
                                        256,810,047
                                     ==============================================================================================
 Net Assets Consist of:
    Capital                             $333,087,948    $113,528,828    $ 73,931,112   $ 107,712,190         $ -     $ 628,260,078
    Accumulated net investment
 income/(loss)                            1,857,839      1,833,668           114,392       2,081,954      (179,000)      5,887,853
    Accumulated net realized
 gains/(losses) from investment
 transactions                          (29,275,941)   (57,156,504)         (919,297)    (46,272,730)              -  (133,624,472)



                                       62
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

 AZL S&P 500 Index Fund                                               AZL PIMCO
 Statements of Assets and Liabilities                  First Trust    Fundamental
 Pro Forma                               AZL S&P 500   Target Double  IndexPLUS AZL      TargetPLUS
 December 31, 2008                       Index         Play           Total Return         Equity        Pro Forma      Pro Forma
 (Unaudited)                             Fund          Fund            Fund                 Fund        Adjustments     Combined

 ----------------------------------------------------------------------------------------------------------------------------------
    Net unrealized                     (48,859,799)    (1,833,770)       (7,224,746)     (6,776,063)             -    (64,694,378)
 appreciation/(depreciation) on investments
                                     ----------------------------------------------------------------              ----------------
 Net Assets                             $256,810,047  $ 56,372,222      $ 65,901,461    $ 56,745,351    $(179,000)   $ 435,650,081

                                     ==============================================================================================
 Class 1
 Net Assets                            $ 11,157,643            $ -               $ -             $ -           $ -    $ 11,157,643
 Shares of beneficial interest
 (unlimited number of shares
 authorized, no par value)                1,811,687              -                 -               -             -       1,811,687
 Net Asset Value (offering and
 redemption price per share)                 $ 6.16            $ -               $ -             $ -           $ -          $ 6.16
                                     ==============================================================================================
 Class 2
 Net Assets                            $245,652,404   $ 56,372,222      $ 65,901,461    $ 56,745,351    $(179,000)   $ 424,492,438
 Shares of beneficial interest
 (unlimited number of shares
 authorized, no par value) (A)           39,954,337     11,379,331        10,903,208      10,425,605   (3,620,236)      69,042,245
 Net Asset Value (offering and
 redemption price per share) (A)             $ 6.15         $ 4.95            $ 6.04          $ 5.44           $ -          $ 6.15
                                     ==============================================================================================

^ No adjustments have been made to the Total Investments in the unaudited pro forma combined statements of assets and liabilities because upon consummation of the merger, securities would have to be sold in order for the AZL S&P 500 Index Fund to comply with its prospectus restrictions. The foregoing sentence shall not restrict in any way the ability of the investment adviser of either of the funds from buying or selling securities in the normal course of such fund's business and operations.

(A) Represents the estimated reorganization fees and expenses that are to be expected to be paid by the Funds.

(B) Shares of the AZL First Trust Target Double Play Fund, AZL PIMCO Fundamental IndexPLUS Total Return Fund and AZL TargetPLUS Equity Fund are exchanged for new shares of the AZL S&P 500 Index Fund Class 2 Shares, to commence operations upon consummation of the merger.

See accompanying notes to the Pro Forma financial statements.


                                       63
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

AZL S&P 500 Index Fund                                                 AZL PIMCO
Statements of Operations                           AZL First Trust  Fundamental
For the Twelve Months Ended          AZL S&P 500    Target Double   IndexPLUS        AZL TargetPLUS
December 31, 2008                       Index            Play         Total Return       Equity         Pro Forma       Pro Forma
(Unaudited)                             Fund             Fund             Fund            Fund         Adjustments      Combined
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:^
Interest                                  $ 14,039          $ 9,498      $ 4,456,741         $ 6,982             $ -     $ 4,487,260
Dividends                                2,230,918        2,124,453           43,019       2,525,060               -       6,923,450
Income from securities lending               7,666          311,783            7,018         177,088               -         503,555
                                   -------------------------------------------------------------------------------------------------
     Total Investment Income             2,252,623        2,445,734        4,506,778       2,709,130               -      11,914,265
                                   -------------------------------------------------------------------------------------------------

Expenses:
Manager fees                               136,767          472,209          561,138         468,524 (1,108,673) (A)         529,965
Administration fees                         37,256           35,115           33,513          34,822               -         140,706
Distribution fees - Class 2                191,859          197,141          187,046         195,552               -         771,598
Accounting agent fees                            -                -           38,382               -    (38,382) (B)               -
Custodian fees                              63,102           33,830           59,605         101,563   (209,600) (B)          48,500
Administrative and compliance
services fees                                2,790            3,284            3,232           1,061               -          10,367
Trustees' fees                               7,169            6,643            6,446           6,788               -          27,046
Professional fees                           10,933           11,950           11,330          12,677     (6,000) (B)          40,890
Shareholder reports                          9,936            8,531            3,948           7,951     (3,000) (B)          27,366
Interest expense                                 -                -            1,281               -     (1,281) (B)               -
Interest expense on cash overdraft          14,505            9,840           10,103           7,501               -          41,949
Reorganization fees payable (C)                  -                -                -               -               -               -
Other expenses                              34,504            3,481            4,649          24,943               -          67,577
                                   -------------------------------------------------------------------------------------------------
     Total expenses before                 508,821          782,024          920,673         861,382     (1,366,936)       1,705,964
reductions
     Less expenses
waived/reimbursed by the Manager         (109,374)        (149,220)         (11,468)       (235,937)      318,404(A)       (187,595)
     Less expenses paid indirectly               -         (20,738)                -        (14,704)               -        (35,442)
                                                   -----------------
                                   ----------------                 ----------------------------------------------------------------
     Net Expenses                          399,447          612,066          909,205         610,741     (1,048,532)       1,482,927
                                   -------------------------------------------------------------------------------------------------
                                                                                                     -------------------------------
Net Investment Income/(Loss)             1,853,176        1,833,668        3,597,573       2,098,389       1,048,532      10,431,338
                                   -------------------------------------------------------------------------------------------------

Realized and Unrealized
Gains/(Losses) on Investments: ^
Net realized gains/(losses) on
securities and foreign currency
transactions                          (28,445,622)     (54,474,768)        2,065,213    (44,246,438)               -   (125,101,615)
Net realized gains/(losses) on
swap agreements                                  -                -     (38,672,880)               -               -    (38,672,880)
Net realized gains/(losses) on
futures transactions                     (468,657)                -        2,360,881               -               -       1,892,224
Net realized gains/(losses) on
options transactions                             -                -          378,193               -               -         378,193
Change in unrealized
appreciation/(depreciation) on
investments                           (48,613,597)      (3,354,038)      (9,190,624)     (6,693,121)               -    (67,851,380)
                                   -------------------------------------------------------------------------------------------------


                                       64
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

AZL S&P 500 Index Fund               AZL S&P 500   AZL First Trust     AZL PIMCO     AZL TargetPLUS     Pro Forma       Pro Forma
Statements of Operations                                            Fundamental
For the Twelve Months Ended                         Target Double   IndexPLUS
December 31, 2008                       Index            Play         Total Return       Equity
(Unaudited)                             Fund             Fund             Fund            Fund         Adjustments      Combined
------------------------------------------------------------------------------------------------------------------------------------

Net Realized and Unrealized
Gains/(Losses) on Investments         (77,527,876)     (57,828,806)     (43,059,217)    (50,939,559)               -   (229,355,458)
                                   ==================================================================
                                   -------------------------------------------------------------------------------------------------
Change in Net Assets Resulting       $(75,674,700)    $(55,995,138)    $(39,461,644)   $(48,841,170)     $ 1,048,532 $ (218,924,120)
from Operations
                                   =================================================================================================

^ No adjustments have been made to the Total Investments in the unadited pro forma combined statements of assets and liabilities because upon consummation of the merger, securities would have to be sold in order for the AZL S&P 500 Index Fund to coply with its prospectus restrictions. The foregoing sentence shall not restrict in any way the ability of the investment adviser of either of the funds from buying or selling securities in the normal course of such fund's business and operations.

A Based on contract in effect for the surviving AZL S&P 500 Index Fund.

B Decrease due to the elimination of duplicative expenses achieved by merging the funds.

C Estimated reorganization fees and expenses that are to be paid by the Funds are $179,000. These amounts have not been included in the Pro Forma estimates, as such expenses are non-recurring in nature are not expected to be incurred in ongoing operations. See accompanying notes to the Pro Forma financial statements.


                                       65
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

AZL S&P 500 Index Fund
Pro Forma Notes to Combining Financial Statements
December 31, 2008 (Unaudited)

1. DESCRIPTION OF THE FUND:

The AZL S&P 500 Index Fund, ("S&P Fund") a series of the Allianz Variable Insurance Products Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end investment company established as a Delaware statutory trust.

The Trust is authorized to issue an unlimited number of shares of the S&P Fund without par value. The Trust is authorized to offer Class 1 and Class 2 shares of the Fund. Each class of shares has identical rights and privileges except with respect to the fees paid under the Distribution and Service Plan and voting rights on matters affecting a single class of shares. Shares of the S&P Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the S&P Fund. In addition, in the normal course of business, the S&P Fund may enter into contracts with its vendors and others that provide for general indemnifications. The S&P Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the S&P Fund. However, based on experience, the S&P Fund expects that risk of loss to be remote.

The pro forma adjustments and pro forma combined columns of the Statement of Operations reflect the adjustments necessary to show expenses at the rates which would have been in effect if the S&P and the AZL PIMCO Fundamental IndexPLUS Total Return ("PIMCO Fund"), AZL TargetPLUS Equity ("TP Equity Fund") and AZL First Trust Target Double Play ("Target Double Play Fund") Funds were combined for the twelve month period ended December 31, 2008. Manager, administration and 12b-1 fees in the pro forma combined column are calculated at the projected rates in effect for the S&P Fund based upon the combined net assets of the corresponding the S&P Fund and the PIMCO Fund, TP Equity Fund and Target Double Play Fund. Certain pro forma adjustments were made to estimate the benefit of combining operations of separate funds into one survivor fund.

 2. BASIS OF COMBINATION:

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of the PIMCO Fund, TP Equity Fund and Target Double Play Fund a series of the Trust, by the S&P Fund as if such acquisition had taken place as of January 1, 2008.
Under the terms of the Plan of Reorganization, the combination of S&P Fund and PIMCO Fund, TP Equity Fund, Target Double Play Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of PIMCO Fund, TP Equity Fund and Target Double Play Fund in exchange for shares of S&P Fund at the December 31, 2008 net asset value.

The statement of assets and liabilities and the related statement of operation of PIMCO Fund, TP Equity Fund, Target Double Play Fund and S&P Fund have been combined as of and for the twelve month period ended December 31, 2008. Following the acquisition, the S&P Fund will be the accounting survivor. In accordance with U.S. generally accepted accounting principles ("GAAP"), the historical cost of

                                       66
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information
investment securities will be carried forward to the S&P Fund and the results of operations for pre-combination periods of the S&P Fund will not be restated.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of S&P Fund and PIMCO Fund, TP Equity Fund, Target Double Play Fund included in their respective annual report dated December 31, 2008.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of PIMCO Fund, TP Equity Fund and Target Double Play Fund by the S&P Fund had taken place as of January 1, 2008.

3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the S&P Fund in the preparation of its financial statements. The policies conform to GAAP. The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

Effective January 1, 2008, the Fund's adopted Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." There was no impact to the Fund's net assets or results of operations upon adoption. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Security prices are generally provided by an independent third party pricing service approved by the Trust's Board of Trustees ("Trustees") as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

                                       67
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees ("Trustees") or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income
Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Futures Contracts
The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value ("variation margin") is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Real Estate Investment Trusts
The Fund may own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from

                                       68
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information
fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies
Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Dividends to Shareholders
Dividends to shareholders are recorded on the ex-dividend date. The S&P Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation
Expenses directly attributable to the S&P Fund are charged directly to the S&P Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the "Manager"), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Securities Lending
To generate additional income, the S&P Fund may lend up to 331/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the

                                       69
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information
securities loaned (105% for foreign securities). The S&P Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2008, the S&P Fund had no amounts outstanding related to securities lending.

Commission Recapture
Certain Funds of the Trust participate in a commission recapture program. The Funds of the Trust will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the S&P Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as "Expenses paid indirectly" on the Statement of Operations.

4. MANAGER FEES:

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and the Dreyfus Corporation ("Dreyfus"), Dreyfus provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as "Manager fees." For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of the Class 1 is 0.24% and Class 2 is 0.49%.

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:
                                                Annual Rate       Expense Limit
AZL S&P 500 Index Fund Class 1 . . . . . . .  . . . . 0.17%              0.24%
AZL S&P 500 Index Fund Class 2 . . . . . . .  . . . . 0.17%              0.49%

The Manager provides investment advisory and management services for the Fund. The Manager has retained an affiliated money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to an amended and restated subadvisory agreement between the Manager and Pacific Investment Management Company LLC ("PIMCO"), PIMCO provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred are reflected on the Statement of Operations as "Manager fees." For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of the Fund is 1.20%.

                                       70
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:
                                                         Annual         Expense
                                                         Rate           Limit
AZL PIMCO Fundamental IndexPLUS Total Return Fund . . . .0.75%          1.20%

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to an amended and restated subadvisory agreement between the Manager and First Trust Advisors L.P. ("First Trust"), First Trust provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred are reflected on the Statement of Operations as "Manager fees." For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of the Fund is 0.79%.

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

                                          Annual Rate*         Expense Limit
AZL TargetPLUS Equity Fund . . . . . . . . . 0.60%                 0.79%

* The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.45% through April 30, 2010.

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to an amended and restated subadvisory agreement between the Manager and First Trust Advisors L.P. ("First Trust"), First Trust provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as "Manager fees." For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of the Fund is 0.79%.

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:
                                             Annual Rate*      Expense Limit
AZL First Trust Target Double Play Fund . .  . . 0.60%                 0.79%

* The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.45% through April 30, 2010.

                                       71
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

5. CAPITAL SHARES:

The pro forma net asset value per share assumes the issuance of shares of the S&P Fund that would have been issued at December 31, 2008, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of PIMCO Fund, TP Equity Fund and Target Double Play Fund as of December 31, 2008, divided by the net asset value per share of the shares of S&P Fund as of December 31, 2008. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at December 31, 2008:


Capital
Shares
                      Shares of S&P 500 Index Fund,      SHARES ASSUMED                          TOTAL OUTSTANDING
                      Class 2                            ISSUED IN                               SHARES
                      PRE- COMBINATION                   REORGANIZATION                          POST- COMBINATION

Shares of
Beneficial
Interest                         39,954,337                     29,087,908                               69,042,245


                                           PIMCO Fundamental                         S&P 500
                         Target Double      IndexPLUS Total        TargetPLUS      Index Fund,                  Pro Forma
                           Play Fund          Return Fund         Equity Fund        Class 2     Adjustment     Combined

                                                                $                 $               $
Net Assets               $    56,372,222   $        65,901,461  56,745,351        245,652,404      (179,000)  $424.492.438
                        ----------------- --------------------- ----------------- -------------- ------------ --------------
Net Asset Value Per          $ 4.95              $ 6.04              $ 5.44          $ 6.15           -          $ 6.15
Share
Shares Outstanding         11,379,331          10,903,208          10,425,605      39,954,337    (3,620,236)   69,042,245


6. INVESTMENT VALUATION SUMMARY:

The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

* Level 1--quoted prices in active markets for identical assets * Level 2 --other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.) * Level 3-- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally valued at amortized cost, which approximates fair value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

                                       72
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Funds' investments based upon three levels defined above:

                                                      Securities            Other
Investment                           Sold Short       and                   Financial
Valuation Inputs                     Securities^      Written Options ^     Instruments*^
----------------                     -----------      ---------------       -------------
Level 1 - Quoted Prices             $362,250,994      $ (12,376)            $2,777,007
Level 2 - Other Significant
Observable Inputs                   162,571,343       (1,037,795)           (4,437,755)
Level 3 - Significant Unobservable
Inputs                               -                -                               -
                                   -----------       ----------              ------------
Total                              $524,822,337     $(1,050,171)            $(1,660,748)
                                   ============      ==========              ============



* Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements, but excluding written options. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

^ No adjustments have been made to the Total Investments in the unaudited pro forma combined statements of assets and liabilities because upon consummation of the merger, securities would have to be sold in order for the AZL S&P 500 Index Fund to comply with its prospectus restrictions.

  The foregoing sentence shall not restrict in any way the ability of the investment adviser of either of the funds from buying or selling securities in the normal course of such fund's business and operations.


7. FEDERAL INCOME TAX INFORMATION:

It is the S&P Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48") provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund's net assets or results of operations for the period ended December 31, 2008.


                                       73
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

AZL Van Kampen Global Franchise Fund
Pro Forma
Statements of Assets and Liabilities                                   AZL Van Kampen
December 31, 2008                                   AZL Oppenheimer   Global Franchise       Pro Forma          Pro Forma
(Unaudited)                                           Global Fund           Fund            Adjustments          Combined
Assets:
Investment securities, at cost                         $ 126,168,331      $ 233,203,212                $ -       $ 359,371,543
                                                   ================== ================== ================== ===================
Investment securities, at value                         $ 98,117,188      $ 205,570,121                $ -       $ 303,687,309
Interest and dividends receivable                            129,386            258,633                  -             388,019
Foreign currency, at value (cost $275,355)                         -            279,183                  -             279,183
Receivable for capital shares issued                          10,938            210,084                  -             221,022
Receivable for investments sold                                9,296                  -                  -               9,296
Unrealized appreciation for forward foreign
currency conracts                                                  -          1,026,696                  -           1,026,696
Reclaim receivable                                           142,602            385,830                  -             528,432
Prepaid expenses                                               2,843              5,849                  -               8,692
                                                   ------------------ ------------------ ------------------ -------------------
   Total Assets                                           98,412,253        207,736,396                  -         306,148,649
                                                   ------------------ ------------------ ------------------ -------------------

Liabilities:
Foreign currency cash overdraft (cost $317,997)              317,997                  -                  -             317,997
Payable for investments purchased                            260,949            112,737                  -             373,686
Payable for capital shares redeemed                           24,523                  -                  -              24,523
Manager fees payable                                          62,734            157,641                  -             220,375
Administration fees payable                                    3,919              8,530                  -              12,449
Distribution fees payable                                     19,604             42,640                  -              62,244
Administrative and compliance services fees
payable                                                        1,567              3,105                  -               4,672
Reorganization fees payable (A)                                    -                  -            146,500             146,500
Other accrued liabilities                                     28,639             60,734                  -              89,373
                                                                                         ------------------ -------------------
                                                   ------------------ ------------------
   Total Liabilities                                         719,932            385,387            146,500           1,251,819
                                                   ------------------ ------------------ ------------------ -------------------
Net Assets                                              $ 97,692,321      $ 207,351,009        $ (146,500)       $ 304,896,830
                                                   ================== ================== ================== ===================

Net Assets Consist of:
                                                                                      $
   Capital                                             $ 138,250,641        228,958,018                $ -       $ 367,208,659
   Accumulated net investment income/(loss)                1,872,504         16,646,192          (146,500)          18,372,196
   Accumulated net realized gains/(losses) from
investment transactions                                 (14,388,595)       (11,684,307)                  -        (26,072,902)
   Net unrealized appreciation/(depreciation) on
investments                                             (28,042,229)       (26,568,894)                  -        (54,611,123)
                                                                                                            -------------------
                                                   ------------------ ------------------ ------------------
Net Assets                                              $ 97,692,321      $ 207,351,009        $ (146,500)       $ 304,896,830
                                                   ================== ================== ================== ===================
Shares of beneficial interest (unlimited number           11,910,120         16,239,080        (4,270,558)          23,878,642
of shares authorized, no par value) (B)
Net Asset Value (offering and redemption price
per share) (B)                                                 $8.20             $12.77                  -              $12.77
                                                   ================== ================== ================== ===================

(A) Represents the estimated reorganization fees and expenses that are to be expected to be paid by the Funds.

(B) Shares of the AZL Oppenheimer Global Fund are exchanged for new shares of the AZL Van Kampen Global Franchise Fund, to commence operations upon consummation of the merger.

See accompanying notes to the Pro Forma financial statements.

                                       74
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

AZL Van Kampen Global Franchise Fund
Statements of Operations                                               AZL Van Kampen
For the Year Ended December 31, 2008                AZL Oppenheimer   Global Franchise       Pro Forma          Pro Forma
(Unaudited)                                           Global Fund           Fund            Adjustments         Combined



-------------------------------------------------- ------------------ ------------------ ------------------ ------------------
Investment Income:
Interest                                                    $ 21,946           $ 33,855                $ -           $ 55,801
Dividends                                                  4,222,839         11,962,378                  -         16,185,217
Income from securities lending                               203,439            173,173                  -            376,612
Foreign withholding tax                                    (310,750)          (912,984)                  -        (1,223,734)
                                                   ------------------ ------------------ ------------------ ------------------
     Total Investment Income                               4,137,474         11,256,422                  -         15,393,896
                                                   ------------------ ------------------ ------------------ ------------------

Expenses:
Manager fees                                               1,434,256          2,970,244         82,281 (A)          4,486,781
Administration fees                                           70,730            139,073                  -            209,803
Distribution fees                                            398,404            781,643                  -          1,180,047
Custodian fees                                               150,292            113,963      (157,355) (B)            106,900
Administrative and compliance services fees                    6,488             12,594                  -             19,082
Trustees' fees                                                13,691             27,608                  -             41,299
Professional fees                                             27,115             53,470       (20,488) (B)             60,097
Shareholder reports                                           35,594             51,499       (12,000) (B)             75,093
Interest expense on cash overdraft                            22,822             23,791                  -             46,613
Reorganization fees (C)                                            -                  -                  -                  -
Other expenses                                                29,969             33,308       (15,300) (B)             47,977
                                                   ------------------ ------------------ ------------------ ------------------
     Total expenses before reductions                      2,189,361          4,207,193          (122,862)          6,273,692
     Less expenses waived/reimbursed by the
Manager                                                    (159,359)          (162,826)              (107)          (322,292)
     Less expenses paid indirectly                                 -              (384)                  -              (384)
                                                   ------------------ ------------------ ------------------ ------------------
     Net Expenses                                          2,030,002          4,043,983          (122,969)          5,951,016
                                                   ------------------ ------------------ ------------------ ------------------
                                                                                         ------------------ ------------------
Net Investment Income/(Loss)                               2,107,472          7,212,439            122,969          9,442,880
                                                   ------------------ ------------------ ------------------ ------------------

Realized and Unrealized Gains/(Losses) on
Investments:
Net realized gains/(losses) on securities and
foreign currency transactions                           (12,964,785)          (165,354)                  -       (13,130,139)
Change in unrealized appreciation/(depreciation)
on investments                                          (69,842,558)      (114,813,305)                  -      (184,655,863)
                                                   ------------------ ------------------ ------------------ ------------------

Net Realized and Unrealized Gains/(Losses) on
Investments                                             (82,807,343)      (114,978,659)                  -      (197,786,002)
                                                   ------------------ ------------------ ------------------
                                                                                                            ------------------
Change in Net Assets Resulting from Operations        $ (80,699,871)    $ (107,766,220)          $ 122,969    $ (188,343,122)
                                                   ================== ================== ================== ==================

A Based on contract in effect for the surviving AZL Van Kampen Global Franchise Fund.

B Decrease due to the elimination of duplicative expenses achieved by merging the funds.

C Estimated reorganization fees and expenses that are to be paid by the Funds are $146,500.

These amounts have not been included in the Pro Forma adjustments above, as such expenses are non-recurring in nature and are not expected to be incurred in ongoing operations.

See accompanying notes to the Pro Forma financial statements.

                                       75
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

AZL Van Kampen Global Franchise Fund
Pro Forma Notes to Combining Financial Statements
December 31, 2008 (Unaudited)

1. DESCRIPTION OF THE FUND:

The AZL Van Kampen Global Franchise Fund, ("VK Global Franchise Fund") a series of the Allianz Variable Insurance Products Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company established as a Delaware statutory trust.

The Trust is authorized to issue an unlimited number of shares of the VK Global Franchise Fund without par value. Shares of the VK Global Franchise Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the VK Global Franchise Fund. In addition, in the normal course of business, the VK Global Franchise Fund may enter into contracts with its vendors and others that provide for general indemnifications. The VK Global Franchise Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the VK Global Franchise Fund. However, based on experience, the VK Global Franchise Fund expects that risk of loss to be remote.

The pro forma adjustments and pro forma combined columns of the Statement of Operations reflect the adjustments necessary to show expenses at the rates which would have been in effect if the VK Global Franchise and the AZL Oppenheimer Global ("Oppenheimer Global Fund") Funds were combined for the twelve month period ended December 31, 2008. Manager, administration and 12b-1 (Distribution) fees in the pro forma combined column are calculated at the rates in effect for the VK Global Franchise Fund based upon the combined net assets of the corresponding VK Global Franchise Fund and the Oppenheimer Global Fund. Certain pro forma adjustments were made to estimate the benefit of combining operations of separate funds into one survivor fund.

 2. BASIS OF COMBINATION:

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of the Oppenheimer Global Fund a series of the Trust, by the VK Global Franchise Fund as if such acquisition had taken place as of January 1, 2008. Under the terms of the Plan of Reorganization, the combination of VK Global Franchise Fund and Oppenheimer Global Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Oppenheimer Global Fund in exchange for shares of VK Global Franchise Fund at the December 31, 2008 net asset value.

The Statements of Assets and Liabilities and the related Statements of Operations of Oppenheimber Global Fund and VK Global Franchise Fund have been combined as of and for the twelve month period ended December 31, 2008. Following the acquisition, the VK Global Franchise Fund will be the accounting survivor. In accordance with U.S. generally accepted accounting principles ("GAAP"), the historical cost of investment securities will be carried forward to the VK Global Franchise Fund and the results of operations for pre-combination periods of the VK Global Franchise Fund will not be restated.

                                       76
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

The accompanying pro forma financial statements should be read in conjunction with the financial statements of VK Global Franchise and Oppenheimer Global Fund included in their respective annual report dated December 31, 2008.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of Oppenheimer Global Fund by the VK Global Franchise Fund had taken place as of January 1, 2008.

3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the VK Global Franchise Fund in the preparation of its financial statements. The policies conform to GAAP. The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

Effective January 1, 2008, the VK Global Franchise Fund adopted Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." There was no impact to the VK Global Franchise Funds' net assets or results of operations upon adoption. SFAS No.157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Security prices are generally provided by an independent third party pricing service approved by the Trust's Board of Trustees ("Trustees") as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees ("Trustees") or persons acting on the

                                       77
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information
behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Futures Contracts
The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value ("variation margin") is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that

                                       78
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information
portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The VK Global Franchise Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the VK Global Franchise Fund are charged directly to the VK Global Franchise Fund, while expenses attributable to more than one Fund of the Trust are allocated among the respective Funds of the Trust based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trust's based upon relative net assets or another reasonable basis. Allianz Investment Management, LLC (the "Manager"), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

                                       79
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

Securities Lending

To generate additional income, the VK Global Franchise Fund may lend up to 33-1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The VK Global Franchise Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2008, the VK Global Franchise Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Funds of the Trust will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the VK Global Franchise Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as "Expenses paid indirectly" on the Statement of Operations.

4.  Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Van Kampen Asset Management ("VKAM"), VKAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as "Manager fees." For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of the Fund is 1.39%.

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

                                                Annual Rate*       Expense Limit
AZL Van Kampen Global Franchise Fund . . .  . 0.95%                   1.39%

* The Manager is voluntarily reducing the management fee to 0.95% on the first $100 million, 0.90% on the next $100 million, and 0.85% on assets above $200 million.

                                       80
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and OppenheimerFunds, Inc. ("OFI"), OFI provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as "Manager fees." For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of the Fund is 1.39%.

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

                                          Annual Rate*          Expense Limit
AZL Oppenheimer Global Fund . . . . . . .. . . 0.90%                 1.39%

* The Manager is voluntarily reducing the management fee to 0.80%.

5. CAPITAL SHARES:

The pro forma net asset value per share assumes the issuance of shares of the VK Global Franchise Fund that would have been issued at December 31, 2008, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of Oppenheimer Global Fund, as of December 31, 2008, divided by the net asset value per share of the shares of VK Global Franchise Fund as of December 31, 2008. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at December 31, 2008.

Capital Shares
                        Shares of Van Kampen    SHARES ASSUMED
                        Global Franchise Fund   ISSUED IN                            TOTAL OUTSTANDING SHARES
                        PRE- COMBINATION        REORGANIZATION                       POST- COMBINATION

Shares of
Beneficial Interest           16,239,080              7,639,562                               23,878,642


                        ----------------------- ---------------------- ------------- -----------------------------
                          Oppenheimer Global      Van Kampen Global
                                 Fund              Franchise Fund       Adjustment   Pro Forma Combined
                        ----------------------- ---------------------- ------------- -----------------------------
Net Assets              $   97,692,321            $ 207,351,009         $ (146,500)         $ 304,896,830
----------


Net Asset Value
Per Share                       $ 8.20                 $ 12.77              -                  $ 12.77
---------


Shares Outstanding            11,910,120             16,239,080        (4,270,558)            23,878,642


                                       81
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

6. Investment Valuation Summary

The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

o    Level 1--quoted prices in active markets for identical assets

o Level 2 --other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

o Level 3-- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally valued at amortized cost, which approximates fair value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund's investments based upon three levels defined above:

                                                      Investment             Other Financial
Valuation Inputs                                     Securities ^             Instruments*
----------------                                     ------------           -----------------
Level 1 -- Quoted Prices                              $117,438,954                   $ --
Level 2 -- Other Significant Observable Inputs         186,248,355                     --
Level 3 -- Significant Unobservable Inputs                  --                         --
                                                  --------------------      -----------------
                                                  --------------------      -----------------
Total                                                $303,687,309                    $ --
                                                  ====================      =================


* Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

7. FEDERAL INCOME TAX INFORMATION:

It is the VK Global Franchise Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes ('FIN 48') provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund's net assets or results of operations for the period ended December 31, 2008.

                                       82
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO INVESTMENTS
The Pro Forma Combined Schedules of Portfolio Investments on the following pages contain information about the securities holdings of the Pro Forma Combined Funds as of December 31, 2008. These holdings have changed and will continue to change over time due to normal portfolio turnover in response to changes in market conditions. Accordingly, it is expected that some of each Acquired fund's holdings may be sold subsequent to the Reorganization. It is also expected that any holdings of an Acquired Fund that are not compatible with the corresponding Acquiring Fund's investment objective and policies will be liquidated in an orderly manner in connection with the Reorganization and that the proceeds of these sales will be held in temporary investments or reinvested in assets that are consistent with the Acquiring Fund's investment objective and policies. The portion of an Acquired Fund's assets that will be liquidated in connection with the Reorganization will depend on market conditions and on the assessment by each Acquiring Fund's subadviser of the compatibility of those holdings with the Acquiring Fund's portfolio composition and investment objective and policies at the time of the Reorganization. Sales of an Acquired Fund's investments in connection with the Reorganization may occur at times and prices that are disadvantageous and could result in realizing gains, or losses, that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred at that time.


                                       83
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

AZL AIM International Equity Fund
Schedule of Portfolio Investments
Pro Forma
December 31, 2008 (Unaudited)


                                                                                                             AZL
                    AZL Oppenheimer     AZL AIM                                       Oppenheimer        AZL AIM
                     International  International                                    International   International
                      Growth Fund    Equity Fund  Pro Forma                           Growth Fund     Equity Fund      Pro Forma
                                                  Combined                                                            Combined Fair
                         Shares       Shares       Shares       Security Description   Fair Value      Fair Value        Value
------------------ --------------- ----------- --------------- ------------------- ----------------- ------------- ----------------
------------------ --------------- ----------- --------------- ------------------- ----------------- ------------- ----------------
Common Stocks
(88.4%):
Aerospace &
Defense(1.6%):                                                Empresa Brasileira de
                       203,000                       203,000  Aeronautica SA, ADR          $ 811,923                    $ 811,923
                                       174,970       174,970   Finmeccanica SpA                         $2,680,000      2,680,000
                                                               Singapore Technologies
                                       665,000       665,000  Engineering, Ltd.                          1,100,220     1,100,220
                                                                                                                       ---------
                                                                                             811,923     3,780,220      4,592,143

Air Freight &
Logistics (0.6%)                       88,369        88,369   TNT NV                                    1,697,042      1,697,042

Auto Components
(0.3%)                                 56,200        56,200   Denso Corp.                                 935,136        935,136

Automobiles
 (2.4%):                                                      Bayerische Motoren
                        10,731                        10,731  Werke AG (BMW)                 335,316                      335,316
                        30,574                        30,574  Honda Motor Co.                663,214                      663,214
                         6,933          28,859        35,792  Porsche AG                     549,309     2,286,531      2,835,840
                        29,300          71,400       100,700  Toyota Motor Corp.             959,283     2,337,640      3,296,923
                                                                                           2,507,122     4,624,171      7,131,293
Beverages (2.4%):
                                       142,275       142,275  Anheuser-Busch Inbev NV                    3,298,179      3,298,179
                       187,926                       187,926  C&C Group plc                  380,467                      380,467
                        15,550          61,333        76,883  Heineken NV                    477,698     1,755,689      2,233,387
                        16,026                        16,026  Pernod-Ricard SA             1,188,279                    1,188,279
                                                                                           2,046,444     5,053,868      7,100,312
Biotechnology
 (0.5%):                53,700                        53,700  CSL, Ltd.                    1,267,682                    1,267,682
                     2,547,200                     2,547,200  Proteome Systems, Ltd.*         53,262                       53,262
                                                                                           1,320,944                    1,320,944


                                       84
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

Capital Markets
(1.0%):                642,070                       642,070  Collins Stewart plc            550,228                      550,228
                                        12,438        12,438  Deutsche Boerse AG                           905,786        905,786
                       224,320                       224,320  ICAP plc                       935,265                      935,265
                       332,420                       332,420  Tullet Prebon plc              654,851                      654,851
                                                                                           2,140,344       905,786      3,046,130
Chemicals (2.8%):
                                        60,002        60,002  Bayer AG                                   3,510,835      3,510,835
                       248,220                       248,220  Filtrona plc                   490,609                      490,609
                        82,718                        82,718  Nufarm, Ltd.                   609,465                      609,465
                           568                           568  Sika AG-BEARER                 483,574                      483,574
                                        15,207        15,207  Syngenta AG                                2,947,307      2,947,307
                                                                                           1,583,648     6,458,142      8,041,790
Commercial Banks
(2.5%):                                281,034       281,034  Akbank T.A.S.                                877,578        877,578
                                                              Banco Santander Central
                                       122,672       122,672  Hispano SA                                 1,183,789      1,183,789
                                        42,197        42,197  BNP Paribas, Inc.                          1,781,627      1,781,627
                        13,052                        13,052  Credit Suisse Group            357,897                      357,897
                        18,500                        18,500  ICICI Bank, Ltd., ADR          356,125                      356,125
                                                              United Overseas Bank,
                                       293,000       293,000  Ltd.                                       2,645,755      2,645,755
                                                                                             714,022     6,488,749      7,202,771
Commercial Services
& Supplies (2.7%):     117,620                       117,620  Aggreko plc                    757,572                      757,572
                       203,310                       203,310  BTG plc*                       410,542                      410,542
                       276,170         150,973       427,143  Capita Group plc             2,941,877     1,608,227      4,550,104
                       130,726                       130,726  Experian plc                   818,463                      818,463
                                                              Prosegur Compania de
                        40,700                        40,700  Seguridad SA                 1,348,550                    1,348,550
                                                                                           6,277,004     1,608,227      7,885,231

                                       85
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

Communications
Equipment (2.0%):       21,200         109,451       130,651  Nokia OYJ                      328,625     1,696,620      2,025,245
                       167,500                       167,500  Tandberg ASA                 1,845,008                    1,845,008
                                                              Telefonaktiebolaget LM
                       263,380                       263,380  Ericsson, Class B            2,021,132                    2,021,132
                                                                                           4,194,765     1,696,620      5,891,385

Computers &
Peripherals (0.0%):                                           Logitech International
                         8,481                         8,481  SA*                            132,458                      132,458

Construction &
Engineering (0.7%):                                           Koninklijke Boskalis
                        15,125                        15,125  Westminster NV, CVA            351,288                      351,288
                        43,969                        43,969  Leighton Holdings, Ltd.        854,941                      854,941
                                                              TREVI-- Finanziaria
                        35,000                        35,000  Industriale SPA                363,922                      363,922
                         8,699                         8,699  Vinci SA                       366,299                      366,299
                                                                                           1,936,450                    1,936,450
Construction
Materials (0.5%)                        58,520        58,520  CRH plc                                    1,476,742      1,476,742

Distributors (0.4%)
                                       616,000       616,000  Li & Fung, Ltd.                            1,062,823      1,062,823

Diversified Consumer
Services (0.2%):        52,490                        52,490  Dignity plc.                   454,379                      454,379

Diversified Financia
Services (0.3%):        65,407                        65,407  3I Group plc                   257,612                      257,612
                                                              Housing Development
                         7,000                         7,000  Finance, Ltd.                  218,325                      218,325
                                                              Paragon Group of Cos.,
                       336,652                       336,652  plc (The)                      275,083                      275,083
                         3,452           6,211         9,663  Reinet Investments SCA*         33,606        60,465         94,071
                                                                                             784,626        60,465        845,091


                                       86
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

Diversified
Telecommunication                                             Philippine Long
Services (2.6%)                         40,350        40,350  Distance Telephone Co.                     1,855,172      1,855,172
                                                              PT Telekomunikasi
                                     1,983,500     1,983,500  Indonesia                                  1,296,036      1,296,036
                                       199,628       199,628  Telefonica SA                              4,474,251      4,474,251
                                                                                                         7,625,459      7,625,459
Electric Utilities
 (0.1%):                19,300                        19,300  Fortum OYJ                     414,506                      414,506

Electrical Equipment
 (1.9):                195,548                       195,548  ABB, Ltd.                    2,948,979                    2,948,979
                        33,530                        33,530  Alstom SA                    1,979,818                    1,979,818
                        55,100                        55,100  Ushio, Inc.                    726,576                      726,576
                                                                                           5,655,373                    5,655,373
Electronic Equipment
& Instruments                                                 Hon Hai Precision
(4.6%):                                462,073       462,073  Industry Co., Ltd.                           912,236        912,236
                        70,300          96,100       166,400  HOYA Corp.                   1,221,510     1,669,802      2,891,312
                        20,861                        20,861  IBIDEN Co., Ltd.               430,135                      430,135
                         8,620          13,770        22,390  Keyence Corp.                1,765,387     2,820,114      4,585,501
                        43,400          56,600       100,000  Nidec Corp.                  1,688,099     2,201,530      3,889,629
                                                              Nippon Electric Glass
                        34,500                        34,500  Co., Ltd.                      181,253                      181,253
                        29,600                        29,600  Omron Corp.                    397,381                      397,381
                                                                                           5,683,765     7,603,682     13,287,447
Energy Equipment
& Services (0.8%):                                            Ceres Power Holdings
                       344,260                       344,260  plc*                           406,773                      406,773
                                       116,842       116,842  Petroleum Geo-Services*                      477,187        477,187
                        17,000                        17,000  Saipem SpA                     285,421                      285,421
                        38,830                        38,830  Technip SA                   1,189,464                    1,189,464
                                                                                           1,881,658       477,187      2,358,845


                                       87
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

Food & Staples
Retailing (1.3%):                      593,038       593,038  Tesco plc                                  3,088,925      3,088,925
                        36,509                        36,509  Woolworths, Ltd.               680,987                      680,987
                                                                                             680,987     3,088,925      3,769,912
Food Products
(2.9%):                                                       Barry Callebaut AG,
                         3,518                         3,518  Registered Shares            2,298,504                    2,298,504
                        20,008         132,796       152,804  SFR Nestle SA, Class B         788,900     5,236,046      6,024,946
                                                                                           3,087,404     5,236,046      8,323,450
Health Care
Equipment &                                                   Art Advanced Research
Supplies (5.3%):       957,913                       957,913  Technologies, Inc. (b)          31,046                       31,046
                                        53,540        53,540  Cochlear, Ltd.                             2,107,188      2,107,188
                        27,700                        27,700  DiaSorin SPA                   550,683                      550,683
                        18,590                        18,590  Essilor International SA       872,146                      872,146
                        10,025                        10,025  Nobel Biocare Holding AG       205,441                      205,441
                       149,800                       149,800  Ortivus AB, Class B*            59,909                       59,909
                        98,987                        98,987  Smith & Nephew plc             627,889                      627,889
                       269,418                       269,418  Sonic Healthcare, Ltd.       2,741,810                    2,741,810
                        10,472          37,591        48,063  Sonova Holding AG              632,033     2,268,788      2,900,821
                                                              Straumann Holding AG,
                         4,438                         4,438  Registered Shares              782,039                      782,039
                        22,920                        22,920  Synthes, Inc.                2,898,455                    2,898,455
                        25,700                        25,700  Terumo Corp.                 1,203,823                    1,203,823
                                                              William Demant Holding
                        12,700                        12,700  A/S*                           527,693                      527,693
                                                                                          11,132,967     4,375,976     15,508,943

Hotels,Restaurants
 & Leisure (1.7%):      29,400                        29,400  Carnival Corp.                 715,008                      715,008
                                       539,247       539,247  Compass Group plc                          2,675,318      2,675,318

                                       88
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

                       164,410                       164,410  Enterprise Inns plc            132,409                      132,409
                                        37,993        37,993  OPAP SA                                    1,092,874      1,092,874
                       119,991                       119,991  William Hill plc.              373,118                      373,118
                                                                                           1,220,535     3,768,192      4,988,727
Household
Durables (0.9%):                                              Desarrolladora Homex,
                                        45,925        45,925  SA de C.V., ADR*                           1,048,468      1,048,468
                                                              Koninklijke Philips
                        30,800                        30,800  Electronics NV                 598,961                      598,961
                        17,466                        17,466  SEB SA                         524,139                      524,139
                                                              Urbi, Desarolloas
                                       323,300       323,300  Urbanos, SA de CV*                           441,344        441,344
                                                                                           1,123,100     1,489,812      2,612,912

Household
Products (1.8%):                        55,881        55,881  Henkel AG & KGaA                           1,820,755      1,820,755
                                                              Reckitt Benckiser Group
                        16,738          76,294        93,032  plc                            623,413     2,841,599      3,465,012
                                                                                             623,413     4,662,354      5,285,767

Independent Power
Producers & Energy
Traders (0.6%)                         523,330       523,330  International Power plc                    1,816,606      1,816,606

Industrial
Conglomerates                          452,000       452,000  Hutchinson Whampoa, Ltd.                   2,280,082      2,280,082
(1.8%):                                362,000       362,000  Keppel Corp., Ltd.                         1,097,516      1,097,516
                         2,289                         2,289  Phoenix Mecano AG               682,000                     682,000
                        14,103                        14,103  Siemens AG                    1,058,408                   1,058,408
                                                                                            1,740,408    3,377,598      5,118,006

Insurance (2.4%):
                       105,461                       105,461  AMP, Ltd.                       400,803                     400,803
                                       138,584       138,584  Aviva plc                                    784,258        784,258

                                       89
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

                                        94,651        94,651  Axa                                        2,109,978      2,109,978
                       148,612                       148,612  Prudential plc                  904,561                     904,561
                                                              QBE Insurance Group,
                       114,764          43,712       158,476  Ltd.                          2,085,536      794,351      2,879,887
                                                                                            3,390,900    3,688,587      7,079,487
Internet Software
 & Services (1.2%):                                           United Internet AG,
                        56,159                        56,159  Registered Shares               494,581                     494,581
                         7,047                         7,047  Yahoo! Japan Corp.            2,883,601                   2,883,601
                                                                                            3,378,182                   3,378,182
IT Services (2.4%):
                       148,373                       148,373  Autonomy Corp. plc*           2,041,722                   2,041,722
                                        33,028        33,028  Cap Gemini SA                              1,272,867      1,272,867
                        47,959                        47,959  Compugroup Holding AG*          217,790                     217,790
                                                              Infosys Technologies,
                                       135,203       135,203  Ltd., ADR                                  3,321,938      3,321,938
                                                                                            2,259,512    4,594,805      6,854,317
Machinery (2.3%):
                       154,799                       154,799  Aalberts Industries NV        1,105,693                   1,105,693
                                                              Bharat Heavy
                                        47,684        47,684  Electricals, Ltd.                        1,351,189        1,351,189
                        31,851                        31,851  Demag Cranes AG.                842,662                     842,662
                                        36,200        36,200  Fanuc, Ltd.                              2,575,078        2,575,078
                                                              Hyundai Heavy
                         1,448                         1,448  Industries Co., Ltd.*           235,549                     235,549
                        11,600                        11,600  Outotec OYJ                     179,570                     179,570
                                                              Takeuchi Manufacturing
                        35,213                        35,213  Co., Ltd.                       337,467                     337,467
                                                                                            2,700,941  3,926,267        6,627,208
Marine (0.2%):
                                                               Tsakos Energy
                        28,500                        28,500  Navigation, Ltd.                522,120                     522,120

                                       90
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

Media (3.0%):
                                                              British Sky
                        72,511                        72,511  Broadcasting Group plc          504,385                     504,385
                        36,200         132,156       168,356  Grupo Televisa SA, ADR          540,828  1,974,410        2,515,238
                                       287,063       287,063  Informa Group Co., plc                   1,018,273        1,018,273
                        40,900                        40,900  Mediaset SPA                    233,545                     233,545
                                       232,338       232,338  Reed Elsevier plc                        1,693,060        1,693,060
                        30,640                        30,640  Vivendi Universal SA            997,454                     997,454
                                       228,498       228,498  WPP plc                                  1,331,647        1,331,647
                       150,800                       150,800  Zee Telefilms, Ltd.             437,792                     437,792
                                                                                            2,714,004  6,017,390        8,731,394

Metals & Mining
 (1.9%):                               126,643       126,643  BHP Billiton, Ltd.                       2,666,505        2,666,505
                                                              Companhia Vale do Rio
                                                              Doce, ADR, Preferred
                        94,600                        94,600  Shares                        1,007,490                   1,007,490
                                                              Impala Platinum
                        83,200                        83,200  Holdings, Ltd.                1,228,513                   1,228,513
                        23,682                        23,682  Rio Tinto plc                   512,989                     512,989
                                                                                            2,748,992  2,666,505        5,415,497
Multiline
Retail (0.1%):                                                Pinault Printemps
                         5,720                         5,720  Redoute                         373,621                     373,621

Office
Electronics (0.4%)      37,050                        37,050  Canon, Inc.                   1,163,313                   1,163,313

Oil, Gas &
Consumable Fuels       130,950                       130,950  BG Group plc                  1,817,637                   1,817,637
 (5.1%):                19,300                        19,300  BP plc, ADR                     902,082                     902,082
                                                              Canadian Natural
                                        30,801        30,801  Resources, Ltd.                          1,216,617        1,216,617

                                       91
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

                                       130,764       130,764  Eni SpA                                  3,098,219        3,098,219
                       207,900                       207,900  MaireTecnimont SpA              422,754                     422,754
                                                              Petroleo Brasileiro SA,
                                        55,253        55,253  ADR, Class A                             1,127,714        1,127,714
                                        71,812        71,812  Suncor Energy, Inc.                      1,380,150        1,380,150
                        26,050          61,725        87,775  Total SA                      1,420,025  3,364,724        4,784,749
                                                                                            4,562,498  0,187,424       14,749,922
Personal Products
 (0.2%):                 5,160                         5,160  L'Oreal SA                      448,335                     448,335

Pharmaceuticals
(9.6%):                 10,200                        10,200  Astella Pharma, Inc.            415,144                     415,144
                        13,072                        13,072  GlaxoSmithKline plc             242,615                     242,615
                        50,500                        50,500  Grifols SA                      877,006                     877,006
                                                              Marshall Edwards,
                       176,800                       176,800  Inc.(a)*                        123,760                     123,760
                                                              Marshall Edwards, Inc.,
                       238,700                       238,700  Private Equity(d)*              139,102                     139,102
                                        29,929        29,929  Merck KGaA                               2,721,186        2,721,186
                        45,561                        45,561  NeuroSearch A/S*              1,178,977                   1,178,977
                        28,369                        28,369  NicOx SA*                       309,770                     309,770
                                                              Novo Nordisk A/S, Class
                                        56,092        56,092  B                                        2,854,994        2,854,994
                       667,032                       667,032  Novogen, Ltd.*                  366,039                     366,039
                        12,841          40,522        53,363  Roche Holding AG.             1,977,499  6,240,339        8,217,838
                        13,216                        13,216  Sanofi-Aventis SA, ADR          839,305                     839,305
                                                              Santhera
                         4,945                         4,945  Pharmaceuticals*                182,092                     182,092

                        31,000                        31,000  Shionogi & Co., Ltd.            796,409                     796,409
                                       214,490       214,490  Shire, Ltd.                              3,135,894        3,135,894
                                                              Takeda Chemical
                        14,400                        14,400  Industries, Ltd.                747,128                     747,128
                                                              Teva Pharmaceuticals
                                       118,938       118,938  Industries, Ltd., ADR                    5,063,191        5,063,191
                                                                                            8,194,846  0,015,604       28,210,450

                                       92
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

Real Estate
Management &            72,400                        72,400  Solidere, GDR                 1,197,496                   1,197,496
Development (0.4%):

Road & Rail
(0.5%):                                                       Canadian National
                                        34,859                Railway Co.                              1,264,776        1,264,776
                        52,340                                Toll Holdings, Ltd.             226,234                     226,234
                                                                                              226,234  1,264,776        1,491,010

Semiconductors &
Semiconductor                                                 Taiwan Semiconductor
Equipment (0.7%)                                              Manufacturing Co., Ltd.
                                       251,313       251,313  ADR                                        1,985,373      1,985,373

Software (2.5%):
                                                              Infosys Technologies,
                        41,468                        41,468  Ltd.                            960,504                     960,504
                         6,800           4,100        10,900  Nintendo Co., Ltd.            2,613,102    1,575,547      4,188,649
                       158,960                       158,960  Sage Group plc                  390,797                     390,797
                        24,156                        24,156  SAP AG                          858,945                     858,945
                        17,900                        17,900  SQUARE ENIX Co., Ltd.           577,992                     577,992
                        33,489                        33,489  Temenos Group AG*               447,150                     447,150
                                                                                            5,848,490    1,575,547      7,424,037

Specialty Retail
(1.4%):                                                       Compagnie Financiere
                        26,785                        26,785  Richemont SA, Class A           520,239                     520,239
                                       298,200       298,200  Espirit Holdings, Ltd.                     1,699,794      1,699,794

                                       93
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

                        16,300                        16,300  Hennes & Mauritz AB             637,298                     637,298
                                                              Industria de Diseno
                        25,700                        25,700  Textil SA                     1,135,846                   1,135,846
                                                                                            2,293,383    1,699,794      3,993,177
Textiles,
Apparel &              154,617                       154,617  Burberry Group plc              495,769                     495,769
Luxury Goods            34,800                        34,800  Luxottica Group SPA             622,028                     622,028
(1.5%):                                                       LVMH Moet Hennessy
                        10,160                        10,160  Louis Vuitton SA                682,534                     682,534
                                        10,103        10,103  Puma AG                                    2,012,400      2,012,400
                                                              Swatch Group AG, B
                         4,376                         4,376  Shares.                         611,522                     611,522
                                                                                            2,411,853    2,012,400      4,424,253
ITobacco (2.1%):
                                                              British American
                        16,381          27,737        44,118  Tobacco plc                     425,530      720,525      1,146,055
                                                              Imperial Tobacco Group
                                       188,155       188,155  plc                                        5,024,988      5,024,988
                                                                                              425,530    5,745,513      6,171,043

Trading Companies
& Distributors         154,012                       154,012  Bunzl plc                     1,314,255                   1,314,255
(0.5%):                 39,660                        39,660  Wolseley plc                    221,074                     221,074
                                                                                            1,535,329                   1,535,329
Wireless
Telecommunication                                             American Movil, SAB de
Services (2.8%):                        97,034        97,034  C.V,, ADR, Series L                        3,007,083      3,007,083
                           156                           156  KDDI Corp.                    1,111,338                   1,111,338

                       394,250       1,615,438     2,009,688  Vodafone Group plc              793,477    3,251,271      4,044,748
                                                                                            1,904,815    6,258,354      8,163,169


                                                              Total Common Stocks
                                                              (Cost $333,499,870)         106,448,639  151,008,167    257,456,806

                                       94
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

Warrants (0.0%):
                                                              Pharmaceuticals (0.1%):
                                                               Marshall Edwards,
                        48,545                        48,545  Inc., Private Equity*            27,808                      27,808
                                                               Marshall Edwards,
                        10,000                        10,000  Inc., Private Equity*            27,565                      27,565

                                                              Total Warrants (Cost
                                                              $--)                              55,373                      55,373
Investment
Company (9.2%):                                               Dreyfus Treasury Prime
                    11,050,274                    11,050,274  Cash
                                                              Management, 0.17%(c)         11,050,274   15,761,442     26,811,716
                                                              Total Investment Company
                                                              (Cost $26,811,716)           11,050,274   15,761,442     26,811,716
                                                              Total Investment
                                                              Securities (Cost
                                                              $360,311,586)(e)-- 97.6%     117,554,286  166,769,609    284,323,895
                                                              Net other assets
                                                              (liabilities)                (2,905,712)    9,976,881      7,071,169
                                                              Adjustments for Reorganization
                                                              Fees (e) - ((0.1)%               -               -       (147,500)
                                                              Net Assets -- 100.0%         114,648,574  176,746,490    291,247,564

 Percentages indicated are based on net assets as of December 31, 2008.
* Non-income producing security
ADR--American Depository Receipt
GDR--Global Depository Receipt
PLC--Public Liability Co.
SPA--Standby Purchase Agreement

                                       95
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

(a) Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The subadviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b) Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The subadviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2008, these securities represent 0.0% of the net assets of the Fund.
(c) The rate presented represents the effective yield at December 31, 2008.
(d) Security was fair valued as of December 31, 2008. Represents 0.0% of the net assets of the Fund.
(e) Represents the estimate reorganization fees and expenses that are to be expected to be paid by the Funds.
(f) Cost for federal income tax purposes is $367,336,478. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

 Unrealized appreciation             $ 14,098,325
 Unrealized depreciation             (97,110,908)
                                    --------------------------------------------
 Net unrealized depreciation         $  (83,012,583)



                                       96
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

AZL Balanced Index Strategy Fund
Pro Forma Combined Schedule of Portfolio Investments ^
(Unaudited)
                        AZL Balanced                                                                         AZL Balanced
AZL TargetPLUS        Index Strategy                                                          AZL TargetPLUS Index Strategy
Balanced Fund              Fund          Pro Forma    Security Description                      Balanced Fund    Fund      Pro Forma
                                         Combined                                                                      Combined Fair
Shares                    Shares          Shares                                                  Fair Value   Fair Value      Value
--------------------- ---------------- ------------- ------------------------------------------   ----------- ------ ---------------
Asset Backed Securities (0.4%):
 $ 200,000             $  -              200,000     SLM Student Loan Trust, Series 2008-9,        $ 187,444  $  -  $  187,444
                                                     Class A, 5.04%, 4/25/23 (a)+
                                                                                                  ------------- ----- --------------
                                                     Total Asset Backed Securities                  187,444      -     187,444
                                                                                                  ============= ===== ==============
                                                     (Cost $199,202)
Common Stocks (46.1%):
Aerospace & Defense (0.5%):
  2,436                -                2,436        American Science & Engineering, Inc.           180,166      -     180,166
  881                  -                 881         Axsys Technologies, Inc.*                      48,332       -      48,332
                                                                                                  ------------- ----- --------------
                                                                                                    228,498      -     228,498
                                                                                                  ------------- ----- --------------

Airline (0.7%):
             289,000   -                 289,000     Cathay Pacific Airways, Ltd.                   325,908      -     325,908
                                                                                                  ------------- ----- --------------

Auto Components (1.1%):
             225,788   -                 225,788     GKN plc                                        319,609      -     319,609
              18,863   -                18,863       Superior Industries International, Inc.        198,439      -     198,439
                                                                                                  ------------- ----- --------------
                                                                                                    518,048      -     518,048
                                                                                                  ------------- ----- --------------

Automobiles (0.7%):
               5,276   -                5,276        DaimlerChrysler AG                             201,965      -     201,965
               7,714   -                7,714        Honda Motor Co., Ltd., ADR                     164,617      -     164,617
                                                                                                  ------------- ----- --------------
                                                                                                    366,582      -     366,582
                                                                                                  ------------- ----- --------------

Biotechnology (1.2%):
               5,781   -                5,781        Amgen, Inc.*                                   333,853      -     333,853
               3,771   -                3,771        Myriad Genetics, Inc.*                         249,866      -     249,866
                                                                                                  ------------- ----- --------------
                                                                                                    583,719      -     583,719
                                                                                                  ------------- ----- --------------

                                       97
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

Capital Markets (1.8%):
               6,537   -                6,537        Credit Suisse Group, SP ADR                    179,649      -     179,649
               5,274   -                5,274        Deutsche Bank AG                               214,599      -     214,599
               6,782   -                6,782        Stifel Financial Corp.*                        310,955      -     310,955
              13,338   -                13,338       UBS AG*                                        190,733      -     190,733
                                                                                                  ------------- ----- --------------
                                                                                                    895,936      -     895,936
                                                                                                  ------------- ----- --------------

Chemicals (1.5%):
              11,661   -                11,661       E.I. du Pont de Nemours & Co.                  295,023      -     295,023
               6,521   -                6,521        Eastman Chemical Co.                           206,781      -     206,781
               8,979   -                8,979        Sensient Technologies Corp.                    214,419      -     214,419
                                                                                                  ------------- ----- --------------
                                                                                                    716,223      -     716,223
                                                                                                  ------------- ----- --------------

Commercial Banks (5.9%):
              27,310   -                27,310       Allied Irish Banks plc, SP ADR                 128,084      -     128,084
              21,197   -                21,197       Banco Santander SA, SP ADR                     201,160      -     201,160
              16,995   -                16,995       Barclays plc, ADR                              166,551      -     166,551
              20,113   -                20,113       First Bancorp                                  224,059      -     224,059
               5,802   -                5,802        First Financial Bankshares, Inc.               320,329      -     320,329
               3,688   -                3,688        First Financial Corp.                          151,171      -     151,171
              18,764   -                18,764       FNB Corp.                                      247,685      -     247,685
               5,345   -                5,345        Home Bancshares, Inc.                          144,048      -     144,048
              27,759   -                27,759       Huntington Bancshares, Inc.                    212,634      -     212,634
               8,832   -                8,832        KB Financial Group, Inc., ADR*                 231,398      -     231,398
              16,412   -                16,412       Lloyds TSB Group plc, SP ADR                   126,372      -     126,372
              21,541   -                21,541       Regions Financial Corp.                        171,466      -     171,466
              10,301   -                10,301       Royal Bank of Scotland Group plc, SP ADR       157,502      -     157,502
               7,119   -                7,119        SunTrust Banks, Inc.                           210,295      -     210,295

                                       98
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

              15,677   -                15,677       Umpqua Holdings Corp.                          226,846      -     226,846
                                                                                                  ------------- ----- --------------
                                                                                                   2,919,600     -      2,919,600
                                                                                                  ------------- ----- --------------
Commercial Services & Supplies (0.9%):
              12,874   -                12,874       Navigant Consulting, Inc.*                     204,310      -     204,310
              17,138   -                17,138       R.R. Donnelley & Sons Co.                      232,734      -     232,734
                                                                                                  ------------- ----- --------------
                                                                                                    437,044      -     437,044
                                                                                                  ------------- ----- --------------

Containers & Packaging (0.2%):
               2,984   -                2,984        Rock-Tenn Co., Class A                         101,993      -     101,993
                                                                                                  ------------- ----- --------------

Diversified Consumer Services (1.7%):
               4,205   -                4,205        Apollo Group, Inc., Class A*                   322,187      -     322,187
               3,090   -                3,090        ITT Educational Services, Inc.*                293,488      -     293,488
               1,140   -                1,140        Strayer Education, Inc.                        244,428      -     244,428
                                                                                                  ------------- ----- --------------
                                                                                                    860,103      -     860,103
                                                                                                  ------------- ----- --------------

Diversified Financial Services (1.0%):
              18,614   -                18,614       Bank of America Corp.                          262,085      -     262,085
              21,704   -                21,704       ING Groep NV, ADR                              240,915      -     240,915
                                                                                                  ------------- ----- --------------
                                                                                                    503,000      -     503,000
                                                                                                  ------------- ----- --------------

Diversified Telecommunication Services (1.7%):
             139,231   -                 139,231     BT Group plc                                   273,493      -     273,493
              11,860   -                11,860       Deutsche Telekom AG, ADR                       181,458      -     181,458
               7,280   -                7,280        Nippon Telegraph & Telephone Corp., ADR        197,943      -     197,943
              12,425   -                12,425       Telecom Italia SPA, ADR                        201,906      -     201,906
                                                                                                  ------------- ----- --------------
                                                                                                    854,800      -     854,800
                                                                                                  ------------- ----- --------------

                                       99
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

Electric Utilities (0.9%):
              18,140   -                18,140       Korea Electric Power Corp., ADR*               210,605      -     210,605
               7,306   -                7,306        Pinnacle West Capital Corp.                    234,742      -     234,742
                                                                                                  ------------- ----- --------------
                                                                                                    445,347      -     445,347
                                                                                                  ------------- ----- --------------

Electronic Equipment, Instruments & Component: (0.3%):
               3,689   -                3,689        Hitachi, Ltd., SP ADR                          144,387      -     144,387
                                                                                                  ------------- ----- --------------

Food & Staples Retailing (0.8%):
               1,008   -                1,008        Nash Finch Co.                                 45,249       -      45,249
               1,827   -                1,827        Spartan Stores, Inc.                           42,478       -      42,478
               5,699   -                5,699        Wal-Mart Stores, Inc.                          319,486      -     319,486
                                                                                                  ------------- ----- --------------
                                                                                                    407,213      -     407,213
                                                                                                  ------------- ----- --------------

Food Products (0.5%):
               7,691   -                7,691        Flowers Foods, Inc.                            187,353      -     187,353
               2,492   -                2,492        Treehouse Foods, Inc.*                         67,882       -      67,882
                                                                                                  ------------- ----- --------------
                                                                                                    255,235      -     255,235
                                                                                                  ------------- ----- --------------

Gas Utilities (1.9%):
               6,485   -                6,485        Laclede Group, Inc. (The)                      303,758      -     303,758
              20,724   -                20,724       Piedmont Natural Gas Co., Inc.                 656,329      -     656,329
                                                                                                  ------------- ----- --------------
                                                                                                    960,087      -     960,087
                                                                                                  ------------- ----- --------------

Health Care Equipment & Supplies (0.4%):
               4,593   -                4,593        CryoLife, Inc.*                                44,598       -      44,598
               1,797   -                1,797        Greatbatch, Inc.*                              47,549       -      47,549
               4,714   -                4,714        STERIS Corp.                                   112,617      -     112,617
                                                                                                  ------------- ----- --------------
                                                                                                    204,764      -     204,764
                                                                                                  ------------- ----- --------------

                                      100
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

Health Care Providers & Services (0.5%):
               7,840   -                7,840        Gentiva Health Services, Inc.*                 229,398      -     229,398
                                                                                                  ------------- ----- --------------

Health Care Technology (0.1%):
               1,537   -                1,537        Computer Programs & Systems, Inc.              41,192       -      41,192
                                                                                                  ------------- ----- --------------

Hotels, Restaurants & Leisure (1.5%):
             106,936   -                 106,936     Ladbrokes plc                                  285,923      -     285,923
               5,581   -                5,581        McDonald's Corp.                               347,082      -     347,082
               2,340   -                2,340        Panera Bread Co., Class A*                     122,242      -     122,242
                                                                                                  ------------- ----- --------------
                                                                                                    755,247      -     755,247
                                                                                                  ------------- ----- --------------
Household Durables (0.4%):
               7,840   -                7,840        Sony Corp., SP ADR                             185,392      -     185,392
                                                                                                  ------------- ----- --------------

Industrial Conglomerates (1.9%):
             403,000   -                 403,000     Citic Pacific, Ltd.                            439,127      -     439,127
              17,741   -                17,741       General Electric Co.                           287,404      -     287,404
              13,835   -                13,835       Textron, Inc.                                  191,891      -     191,891
                                                                                                  ------------- ----- --------------
                                                                                                    918,422      -     918,422
                                                                                                  ------------- ----- --------------
Insurance (0.9%):
              37,140   -                37,140       AEGON NV                                       224,697      -     224,697
               9,887   -                9,887        Axa, ADR                                       222,161      -     222,161
                                                                                                  ------------- ----- --------------
                                                                                                    446,858      -     446,858
                                                                                                  ------------- ----- --------------

IT Services (1.4%):
             285,025   -                 285,025     LogicaCMG plc                                  284,594      -     284,594
               7,633   -                7,633        ManTech International Corp., Class A*          413,632      -     413,632
                                                                                                  ------------- ----- --------------
                                                                                                    698,226      -     698,226
                                                                                                  ------------- ----- --------------

                                      101
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

Life Sciences Tools & Services (0.5%):
              11,060   -                11,060       Luminex Corp.*                                 236,242      -     236,242
                                                                                                  ------------- ----- --------------

Machinery (0.6%):
              15,387   -                15,387       Briggs & Stratton Corp.                        270,657      -     270,657
                                                                                                  ------------- ----- --------------

Media (1.1%):
             585,637   -                 585,637     ITV plc                                        335,696      -     335,696
              29,712   -                29,712       New York Times Co., Class A                    217,789      -     217,789
                                                                                                  ------------- ----- --------------
                                                                                                    553,485      -     553,485
                                                                                                  ------------- ----- --------------

Metals & Mining (2.8%):
              27,405   -                27,405       Alcoa, Inc.                                    308,580      -     308,580
               6,763   -                6,763        ArcelorMittal, Class A                         166,302      -     166,302
              10,807   -                10,807       Compass Minerals International, Inc.           633,939      -     633,939
               2,902   -                2,902        POSCO, ADR                                     218,376      -     218,376
                                                                                                  ------------- ----- --------------
                                                                                                   1,327,197     -      1,327,197
                                                                                                  ------------- ----- --------------

Multi-Utilities (1.3%):
              18,208   -                18,208       NiSource, Inc.                                 199,742      -     199,742
               6,345   -                6,345        SCANA Corp.                                    225,882      -     225,882
               6,676   -                6,676        Veolia Environment, ADR                        211,696      -     211,696
                                                                                                  ------------- ----- --------------
                                                                                                    637,320      -     637,320
                                                                                                  ------------- ----- --------------

Multiline Retail (1.2%):
               7,423   -                7,423        Dollar Tree, Inc.*                             310,281      -     310,281
              11,184   -                11,184       Family Dollar Stores, Inc.                     291,567      -     291,567
                                                                                                  ------------- ----- --------------
                                                                                                    601,848      -     601,848
                                                                                                  ------------- ----- --------------

                                      102
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

Oil, Gas & Consumable Fuels (1.6%):
               3,080   -                3,080        Clayton Williams Energy, Inc.*                 139,955      -     139,955
               9,765   -                9,765        Goodrich Petroleum Corp.*                      292,462      -     292,462
               7,259   -                7,259        Petro-Canada                                   158,900      -     158,900
               8,838   -                8,838        Repsol YPF SA, ADR                             190,105      -     190,105
                                                                                                  ------------- ----- --------------
                                                                                                    781,422      -     781,422
                                                                                                  ------------- ----- --------------

Paper & Forest Products (0.4%):
              18,553   -                18,553       MeadWestvaco Corp.                             207,608      -     207,608
                                                                                                  ------------- ----- --------------

Pharmaceuticals (1.2%):
              17,873   -                17,873       Pfizer, Inc.                                   316,531      -     316,531
              20,837   -                20,837       ViroPharma, Inc.*                              271,298      -     271,298
                                                                                                  ------------- ----- --------------
                                                                                                    587,829      -     587,829
                                                                                                  ------------- ----- --------------

Real Estate Management & Development (1.7%):
             391,000   -                 391,000     New World Developments Co., Ltd.               399,472      -     399,472
             408,000   -                 408,000     Sino Land Co., Ltd.                            426,433      -     426,433
                                                                                                  ------------- ----- --------------
                                                                                                    825,905      -     825,905
                                                                                                  ------------- ----- --------------

Specialty Retail (1.2%):
               2,972   -                2,972        AutoZone, Inc.*                                414,505      -     414,505
               3,515   -                3,515        Buckle, Inc. (The)                             76,697       -      76,697
               2,863   -                2,863        Tractor Supply Co.*                            103,469      -     103,469
                                                                                                  ------------- ----- --------------
                                                                                                    594,671      -     594,671
                                                                                                  ------------- ----- --------------

Thrifts & Mortgage Finance (0.8%):
              13,817   -                13,817       First Niagara Financial Group, Ltd.            223,421      -     223,421

                                      103
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

              12,891   -                12,891       Washington Federal, Inc.                       192,849      -     192,849
                                                                                                  ------------- ----- --------------
                                                                                                    416,270      -     416,270
                                                                                                  ------------- ----- --------------

Tobacco (0.4%):
               6,606   -                6,606        Universal Corp.                                197,321      -     197,321
                                                                                                  ------------- ----- --------------

Transportation Infrastructure (0.9%):
             452,000   -                 452,000     Cosco Pacific, Ltd.                            465,363      -     465,363
                                                                                                  ------------- -----
                                                                                                                      --------------
                                                     Total Common Stocks (Cost $23,993,601)         22,706,360   -      22,706,360
                                                                                                  ============= ===== ==============

Convertible Bonds (0.2%):
Diversified Financial Services (0.2%):
                                                     Prudential Financial, Inc., 0.37%,12/15/37
 $ 100,000             $  -             $ 100,000    Callable 6/16/09 @ 100(a)+                     94,650       -      94,650
                                                                                                  ------------- ----- --------------
                                                     Total Convertible Bonds (Cost $97,604)         94,650       -      94,650
                                                                                                  ============= ===== ==============

Corporate Bonds (6.7%):
Commercial Banks (2.4%):
             100,000   -                 100,000     ANZ National Bank, Ltd., 6.20%, 7/19/13(b)+    96,756       -      96,756
                                                     Bank of America Corp., Series L, 1.88%,
             100,000   -                 100,000      6/22/12, MTN(a)+                              100,450      -     100,450
             200,000   -                 200,000     Bank of America Corp., 8.13%, 12/31/49+        143,858      -     143,858
             100,000   -                 100,000     Barclays Bank plc, 6.05%, 12/4/17(b)+          88,219       -      88,219
             100,000   -                 100,000     Barclays Bank plc, 7.43%, 9/29/49(a) (b)+      50,558       -      50,558
             100,000   -                 100,000     New York Community Bank, 3.00%, 12/16/11+      102,681      -     102,681
             100,000   -                 100,000     PNC Funding Corp., 2.30%, 6/22/12+             100,999      -     100,999
             100,000   -                 100,000     Regions Bank, 3.25%, 12/9/11+.                 104,036      -     104,036
             200,000   -                 200,000     SunTrust Bank, Inc., 3.00%, 11/16/11+          206,821      -     206,821
             100,000   -                 100,000     UBS AG Stamford CT, 5.88%, 12/20/17+           91,864       -      91,864

                                      104
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

             100,000   -                 100,000     Wachovia Bank NA, 2.33%, 3/15/16(a)+           72,313       -      72,313
              10,000   -                10,000       Wells Fargo Co., 5.25%, 10/23/12+              10,185       -      10,185
                                                                                                  ------------- ----- --------------
                                                                                                   1,168,740     -      1,168,740
                                                                                                  ------------- ----- --------------
Commercial Services & Supplies (0.0%):
                                                     First Data Corp., 9.88%, 9/24/15, Callable
              25,000   -                25,000        9/30/11 @ 104.94+                             15,125       -      15,125
                                                                                                  ------------- ----- --------------

Diversified Consumer Services (0.5%):
                                                     American Express Credit Co.,
             100,000   -                 100,000     Series C, 5.88%, 5/2/13+                       95,998       -      95,998
                                                     Citigroup Capital XXI, 8.40%, 12/21/57,
             100,000   -                 100,000     Callable 12/21/37 @ 100+                       77,124       -      77,124
              10,000   -                  10,000     General Electric Capital Corp.,5.25%,10/19/12+ 10,072       -      10,072
             100,000   -                 100,000     John Deere Capital Corp., 2.94%, 6/10/11(a)+   91,249       -      91,249
                                                                                                  ------------- ----- --------------
                                                                                                    274,443      -     274,443
                                                                                                  ------------- ----- --------------
Diversified Financial Services (3.0%):
                                                     American General Finance Corp., Series G,
             100,000   -                 100,000      5.38%, 9/1/09, MTN+                           71,517       -      71,517
             300,000   -                 300,000     American International Group, 8.25%, 8/15/18+  219,576      -     219,576
             100,000   -                 100,000     Citigroup, Inc., 6.13%, 11/21/17+              101,054      -     101,054
             200,000   -                 200,000     Citigroup, Inc., 8.45%, 4/29/49+               132,058      -     132,058
             100,000   -                 100,000     Goldman Sachs Group, Inc., 5.95%, 1/18/18+     94,817       -      94,817
             200,000   -                 200,000     Goldman Sachs Group, Inc., 6.15%, 4/1/18+      192,192      -     192,192
             100,000   -                 100,000     J.P. Morgan Chase & Co., 6.00%, 1/15/18+       105,553      -     105,553
                                                     J.P. Morgan Chase & Co.,Series 1, 7.94%,
                                                     4/29/49,

             100,000   -                 100,000     Callable 4/30/18 @ 100+                            83,183   -      83,183
                                                     Macquarie Bank, Ltd., Series B, 4.10%, 12/17/13
             100,000   -                 100,000     MTN(b)                                            101,985   -      101,985

                                      105
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

                                                     Merrill Lynch & Co., Series E, 4.20%, 5/30/14,
             100,000   -                 100,000     MTN(a)+                                           109,621   -      109,621
                                                     Morgan Stanley, Series F, 5.95%, 12/28/17,
             200,000   -                 200,000     MTN+                                              165,996   -      165,996
             100,000   -                 100,000     Morgan Stanley Series F, 6.63%, 4/1/18, MTN+       87,729    -      87,729
                                                                                                     ---------- ----- --------------
                                                                                                      1,465,281  -     1,465,281
                                                                                                     ---------- ----- --------------
Electric Utilities (0.2%):
             100,000   -                 100,000     Southern Co., Series 08-A, 2.92%, 8/20/10(a)+      96,702    -      96,702
                                                                                                     ---------- ----- --------------

Electronic Equipment & Instruments (0.2%):
             100,000   -                 100,000     General Electric Co. 5.25%, 12/6/17+              99,695    -      99,695
                                                                                                     ---------- ----- --------------

Media (0.4%):
             200,000   -                 200,000     Time Warner Cable, Inc., 5.40%, 7/2/12+           186,749   -     186,749
                                                                                                     ---------- ----- --------------
                                                     Total Corporate Bonds (Cost $3,203,030)          3,306,735  -      3,306,735
                                                                                                     ---------- ----- --------------
Yankee Dollars (0.3%):
             100,000   -                 100,000     British Telecom plc, 5.95%, 1/15/18+              86,997    -      86,997
                                                     Royal Bank of Scotland Group plc,
             100,000   -                 100,000     6.99%, 10/29/49(b)+                               46,753    -      46,753
                                                                                                     ---------- ----- --------------
                                                     Total Yankee Dollars (Cost $137,040)              133,750   -     133,750
                                                                                                     ---------- ----- --------------

Preferred Stocks (0.6%):
                 200   -                 200         Bank of America Corp., Series L+                  130,000   -     130,000
                 200   -                 200         Wachovia Corp., Series L+                         150,000   -     150,000
                                                                                                     ---------- ----- --------------
                                                     Total Preferred Stocks (Cost $269,961)            280,000   -     280,000
                                                                                                     ---------- ----- --------------

Municipal Bonds (0.4%):
             200,000   -                 200,000     Illinois State GO, 4.50%, 6/24/09+                201,742   -     201,742
                                                                                                     ---------- ----- --------------
                                                     Total Municipal Bonds (Cost $200,467)             201,742   -     201,742
                                                                                                     ---------- ----- --------------

                                      106
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

U.S. Government Agency Mortgages (47.3%):
Federal Home Loan Bank (6.4%):
           3,100,000   -                3,100,000    0.23%, 1/21/09(d)+                               3,100,000  -      3,100,000
                                                                                                     ---------- ----- --------------

Federal Home Loan Mortgage Corporation (1.7%):
             650,000   -                 650,000     5.25%, 1/12/09+                                   650,890   -     650,890
             200,000   -                 200,000     5.25%, 7/10/15+                                   203,725   -     203,725
                                                                                                     ---------- ----- --------------
                                                                                                       854,615   -     854,615
                                                                                                     ---------- ----- --------------
Federal Home Loan Mortgage Corporation (7.9%):
           3,900,000   -                3,900,000    0.15%, 1/21/09(d)+                               3,900,000  -      3,900,000
                                                                                                     ---------- ----- --------------

Federal National Mortgage Association (18.7%):
             800,000   -                 800,000     1.12%, 2/2/09(d)+                                 799,993   -     799,993
           1,000,000   -                1,000,000    6.50%, 1/1/35                                    1,038,438  -      1,038,438
             700,000   -                 700,000     5.50%, 1/15/37, TBA                               717,500   -     717,500
             474,882   -                 474,882     5.00%, 3/1/37+                                    485,412   -     485,412
             499,999   -                 499,999     6.00%, 5/1/37, Pool #888429+                      515,333   -     515,333
             479,849   -                 479,849     5.50%, 2/1/38, Pool #995021+                      492,465   -     492,465
             284,801   -                 284,801     5.50%, 6/1/38, Pool #889996+                      292,273   -     292,273
             500,000   -                 500,000     5.50%, 9/1/38, Pool #987818+                      513,068   -     513,068
             192,231   -                 192,231     5.50%, 9/1/38, Pool #889995+                      197,275   -     197,275
           4,100,000   -                4,100,000    5.00%, 1/13/39, Pool #19888 TBA                  4,185,846  -      4,185,846
                                                                                                     ---------- ----- --------------
                                                                                                      9,237,603  -      9,237,603
                                                                                                     ---------- ----- --------------
Government National Mortgage Association (12.4%):
           1,000,000   -                1,000,000    5.00%, 1/1/35, Pool #7063 TBA                    1,025,000  -      1,025,000
           1,000,000   -                1,000,000    5.50%, 1/15/37, Pool #14591 TBA                  1,029,688  -      1,029,688
           2,500,000   -                2,500,000    6.00%, 1/15/37, Pool #7063 TBA                   2,578,905  -      2,578,905
             391,584   -                 391,584     6.00%, 2/15/37, Pool #663819+                     404,735   -     404,735

                                      107
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

             437,759   -                 437,759     6.00%, 5/15/37+                                   452,461   -     452,461
             591,336   -                 591,336     6.00%, 6/15/38, Pool #675493+                     611,196   -     611,196
                                                                                                     ---------- ----- --------------
                                                                                                      6,101,985  -      6,101,985
                                                                                                     ---------- ----- --------------

United Mexican States (0.2%):
              40,000   -                40,000       5.63%, 1/15/17+                                   40,000    -      40,000
              40,000   -                40,000       8.30%, 8/15/31, MTN+                              49,000    -      49,000
              20,000   -                20,000       6.75%, 9/27/34, MTN+                              21,100    -      21,100
                                                                                                     ---------- ----- --------------
                                                                                                       110,100   -     110,100
                                                                                                     ---------- ----- --------------
                                                     Total U.S. Government Agency Mortgages
                                                                                                     ---------- ----- --------------
                                                     (Cost $23,022,821)                              23,304,303  -      23,304,303
                                                                                                     ---------- ----- --------------

U.S. Treasury Obligations (1.1%): U.S. Treasury Bonds (0.9%)
             100,000   -                 100,000     6.00%, 2/15/26+                                   139,563   -     139,563
             200,000   -                 200,000     5.00%, 5/15/37+                                   289,781   -     289,781
                                                                                                     ---------- ----- --------------
                                                                                                       429,344   -     429,344
                                                                                                     ---------- ----- --------------

U.S. Treasury Inflation Index Bond (0.2%)
             100,000   -                 100,000     2.00%, 1/15/26+                                   102,783   -     102,783
                                                                                                     ---------- -----
                                                                                                                      --------------
                                                     Total U.S. Treasury Obligations                   532,127   -     532,127
                                                     (Cost $430,250)                                 ========== ===== ==============

Repurchase Agreements (17.0%):
                                                     J. P. Morgan Chase Bank,
                                                     N.A., dated 12/31/08,
                                                     0.04%, due 1/2/09, proceeds
                                                     $4,900,011; fully
                                                     collateralized by FNMA,
                                                     7.25% 1/15/10,
           4,900,000   -                4,900,000    value at $4,838,176+                            4,900,000     -   4,900,000

                                      108
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

                             Barclays Capital, Inc.,
                             dated 12/31/08, 0.06%,
                              due 1/5/09, proceeds
                                                     $3,500,029; fully collateralized
                                                      by FNMA, 3.85% 4/17/13,
           3,500,000   -                3,500,000     value at $3,548,133                             3,500,000   -    3,500,000
                                                                                                     ----------- -------------------
                                                     Total Repurchase Agreements                      8,400,000   -    8,400,000
                                                                                                     ----------- -------------------
                                (Cost $8,400,000)
Foreign Bonds (0.3%):
                                                     American International Group, Inc.,
             100,000   -                 100,000     5.07%, 4/26/11, MTN(a)+                           75,300     -    75,300
             150,000   -                 150,000     Gaz Capital SA, Series 7, 6.21%, 11/22/16+        97,460     -    97,460
                                                                                                     ----------- -------------------
                                                     Total Foreign Bonds (Cost $241,828)               172,760    -   172,760
                                                                                                     ----------- -------------------

Investment Company (3.6%):
           1,773,859   -                1,773,859    Dreyfus Treasury Prime Cash Management,          1,773,859   -    1,773,859
                                                     0.17%(d)                                        ----------- -------------------
                                                     Total Investment Company                         1,773,859   -    1,773,859
                                                                                                     ----------- -------------------
                                (Cost $1,773,859)
Purchased Call Option (0.3%):
                                                     1-Year Interest Rate SWAP,
                                                     Receive 3-Month USD-LIBOR
                                                     Floating Rate Index,
                 310   -                 310         Strike @ 4.25 Exp. 7/8/11+                        153,668    -   153,668
                                                                                                     ----------- -------------------
                                                     Total Purchased Call Options                      153,668    -   153,668
                                                                                                     ----------- -------------------
                                                    (Cost $30,923)
Put Options Purchased (0.0%):
                                                     Federal National Mortgage
                                                     Association,


                                      109
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

                                                     5.00%, Strike @ 50.00
                 260   -                 260         Exp. 1/6/09(c)                                   -           -          -
                                                     Federal National Mortgage
                                                     Association,
                                                     5.50%, Strike @ 53.00
                  50   -                 50          Exp. 1/6/09(c)                                   -           -          -
                                                     Purchased, continued
                                                     $ 30 Federal National Mortgage
                                                     Association,
                                                     6.00%, Strike @ 55.00
                  30   -                 30          Exp. 1/6/09(c)                                   -           -          -
                                                     Federal National Mortgage
                                                     Association, 6.00%,
                                                     Strike @ 52.00
                  20   -                 20          Exp. 1/6/09(c)                                   -           -          -
                                                     Government National Mortgage
                                                     Association, 6.00%,
                                                     Strike @ 45.00
                 150   -                 150         Exp. 1/14/09(c)                                  -           -          -
                                                     Federal National Mortgage
                                                     Association, 5.00%,
                                                     Strike @ 45.00
                 100   -                 100         Exp. 1/6/09(c)                                   -           -         -
                                                                                                     ----------- ----- -------------
                                                     Total Put Options Purchased (Cost $715)          -           -
                                                                                                     ----------- ----- -------------



                                                                                                     ------------- --- -------------
                                                     Total Investment Securities                       61,247,398   -    61,247,398
                                                                                                     ------------- --- -------------
                                                      (Cost 62,001,301)(e) --124.3%
                                                                                                     ------------- --- -------------

                                      110
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

                                                     Net other assets (liabilities) -- (24.2)%        (11,897,646)   -  (11,897,646)
                                                     Adjustment for reorganization fees (f)-(0.1)%    -              -      (73,500)
                                                                                                     ------------- --- -------------
                                                     Net Assets -- 100.0%                            $ 49,349,752  $ -  $ 49,276,252
                                                                                                     ------------- ----- -----------
Percentages indicated are based on net assets as of December 31, 2008.

*   Non-income producing security

+ Investment securities are segregated as collateral. The aggregate fair value of these securities is $22,589,817.

^ No adjustments have been made to the unaudited pro forma combined schedule of portfolio investments due to the fact that upon consummation of the merger, securities would have to be sold in securities would have to be sentence sold in order for the AZL Balanced Index Strategy Fund to comply with its prospectus restrictions. The foregoing shall not restrict in any way the ability of the investment adviser of either of the funds from buying or selling securities in the normal course of such fund's business and operations.

ADR--American Depository Receipt
GO--General Obligation
LIBOR--Represents the London InterBank Offered Rate
PLC--Public Liability Co.
SPA--Standby Purchase Agreement
TBA--To be announced. Represents 19.3% of the Fund's net assets.

(a) Variable rate security. The rate presented represents the rate in effect at December 31, 2008. The date presented represents the final maturity date.
(b)Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investor. The subadviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.
(c) Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The subadviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2008, these securities represent 0.0% of the net assets of the Fund.


                                      111
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

(d) The rate presented represents the effective yield at December 31, 2008.
(e) Cost for federal income tax purposes is $62,431,879. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation . . . . . . . . . . . . . . .
.. . . .                                                   $                                           2,803,653
Unrealized depreciation . . . .. . . . . . . . . . .. .                                              (3,988,134)
                                                        ----------------------------------------------------------------------------
Net unrealized depreciation . . . . . . . . . . . . .
.. . . .                                                   $                                          (1,184,481)
                                                        ============================================================================

(f) Represents the estimated reorganization fees and expenses that are to be expected to be paid by the Funds.


                                      112
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

As of December 31, 2008 the Fund's open foreign currency exchange contracts were as follows:

                                                                                                                  Appreciation/
Long Contracts                                                Delivery Date  Contract Amount       Fair Value    (Depreciation)
---------------------------------------------------------------------------- ---------------  ----------------- ------------------
Received 22,252 Brazilian Real in exchange for U.S. Dollars      6/2/2009        $11,696             $9,092         $(2,604)
Received 13,137 Brazilian Real in exchange for U.S. Dollars      2/3/2009         5,915               5,565           (350)
Received 284,660 Chinese Renminbi in exchange for U.S.
Dollars                                                         2/11/2009         43,000             41,463          (1,537)
Received 410,195 Chinese Renminbi in exchange for U.S.
Dollars                                                          9/8/2009         59,160             59,062           (98)
Received 761,369 Chinese Renminbi in exchange for U.S.
Dollars                                                         7/15/2009        118,000             109,770         (8,230)
Received 13,000 European Euro in exchange for U.S. Dollars      1/13/2009         18,059             18,057            (2)
Received 47,449 British Sterling Pounds in exchange for
U.S. Dollars                                                     1/2/2009         69,765             68,204          (1,561)
Received 695,189 Hong Kong Dollars in exchange for U.S.
Dollars                                                          1/2/2009         89,703             89,702            (1)
Received 206,360,000 Indonesian Rupiah in exchange for U.S.
Dollars                                                         3/31/2009         19,931             18,425          (1,506)
Received 861,000 Japanese Yen in exchange for U.S. Dollars       1/8/2009         8,990               9,502            512
Received 3,579 Mexican Nuevo Peso in exchange for U.S.
Dollars                                                         5/19/2009          328                 250            (78)
Received 10,792 Malaysian Ringgit in exchange for U.S.
Dollars                                                         2/12/2009         3,048               3,117            69
Received 1,461,070 Philippine Peso in exchange for U.S.
Dollars                                                          2/6/2009         31,241             30,639           (602)
Received 2,608 Polish Zloty in exchange for U.S. Dollars         5/6/2009         1,155                871            (284)
Received 52,445 New Romanian Leu in exchange for U.S.
Dollars                                                         1/28/2009         21,319             17,968          (3,351)
Received 83,585 Singapore Dollars in exchange for U.S.
Dollars                                                         7/30/2009         56,257             57,959           1,702
                                                                                                                ------------------
                                                                                                                    $(17,921)
                                                                                                               ===================


                                      113
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information


                                                                 Delivery  Contract                 Appreciation/
Short Contracts                                                   Date      Amount    Fair Value   (Depreciation)
------------------------------------------------------------- ----------- ----------  ------------ --------------
Delivered 19,031 Brazilian Real in exchange for U.S. Dollars     2/3/2009    $8,690    $8,062         $628
Delivered 679,360 Chinese Renminbi in exchange for U.S.
Dollars                                                         7/15/2009    98,000    97,946           54
Delivered 164,000 European Euro in exchange for U.S. Dollars    1/13/2009   206,471   227,800      (21,329)
Delivered 70,629 British Sterling Pounds in exchange for
U.S. Dollars                                                    1/13/2009   106,963   101,479        5,484
Delivered 15,802,736 Hungarian Forint in exchange for U.S.
Dollars                                                          5/6/2009    71,056    81,590      (10,534)
Delivered 293,844 Japanese Yen in exchange for U.S. Dollars      1/8/2009     3,086     3,243         (157)
Delivered 52,445 New Romanian Leu exchange for U.S. Dollars     1/28/2009    19,391    17,968        1,423
Delivered 23,087 South African Rand in exchange for U.S.
Dollars                                                         5/14/2009     2,095     2,417         (322)
                                                                                                   ------------------
                                                                                                  $(24,753)
                                                                                                   ==================


                                      114
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

As of December 31, 2008 the Fund's open futures contracts were as follows:
                                                                                                       Unrealized
                                                                       Expiration      Number of       Appreciation/
Description                                            Type            Date            Contracts       (Depreciation)
                                                       ------------    ------------    ------------    -----------------
Euro-Schatz 2-Year March Futures                          Short            3/09             1           $   (706)
Euro Bobl March Futures                                   Long             3/09             4              5,848
Euro Bond March Futures                                   Long             3/09             2              6,636
Long Gilt March Futures                                   Short            3/09             2            (13,728)
90-Day British Sterling Pound March Futures               Long             3/09             2              3,566
90-Day British Sterling Pound June Futures                Long             6/09             4             33,638
90-Day British Sterling Pound December Futures            Long            12/09             3             21,541
90-Day Eurodollar March Futures                           Long             3/09             3              8,475
90-Day Eurodollar June Futures                            Long             6/09             3             13,200
90-Day Eurodollar September Futures                       Long             9/09             2             10,150
90-Day Eurodollar December Futures                        Long            12/09            24            145,463
U.S. Treasury 5-Year Note March Futures                   Long             3/09            12             11,875
U.S. Treasury 10-Year Note March Futures                  Long             3/09             5             16,273
                                                                                                       ----------
Total                                                                                                   $262,231
                                                                                                       ==========



                                      115
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

Interest Rate Swaps at December 31, 2008:

                                                                                                                        Unrealized
                                        Floating Rate     (Pay)/Receive               Expiration                       Appreciation/
            Counterparty                    Index         Floating Rate  Fixed Rate   Date        Notional Amount     (Depreciation)
------------------------------------- ------------------- -------------- -----------  ---------- ------------------- ---------------
HSBC Bank USA                         South African              Pay        9.99%      11/9/2010  $ 300,000              $ 692
                                      Interbank
Citibank                              South Africa               Pay        9.99%      11/9/2010    100,000                219
                                      Interbank
Barclays Bank PLC                     6-Month EUR Libor          Pay        4.00%      9/19/2017    100,000             10,618
Morgan Stanley Capital Services Inc.  6-Month GBP Libor          Pay        6.00%      9/18/2009    100,000              2,104
UBS AG                                Brazil Cetip               Pay       13.85%       1/2/2012    500,000             11,794
                                      Interbank Deposit
                                      Rate
Goldman Sachs Group                   6-Month GBP LIBOR          Pay        4.50%      9/17/2011    600,000             43,305
Morgan Stanley Capital Services Inc.  3-Month USD Libor          Pay        5.00%     12/17/2018    536,000            109,997
Royal Bank of Scotland                3-Month USD Libor          Pay        4.00%      6/17/2010  3,400,000             56,804
Morgan Stanley Capital Services Inc.  6-Month EUR                Pay        5.50%     12/17/2010    100,000              7,193
                                      Euribor
Goldman Sachs Group                   6-Month GBP LIBOR        Receive      4.00%      6/15/2037    100,000           (10,530)
Merrill Lynch Capital Services, Inc.  3-Month USD Libor          Pay        4.00%     12/17/2013    400,000             38,462
Goldman Sachs Group                   3-Month USD Libor          Pay        4.00%      6/17/2010  5,000,000            120,736
Deutsch Bank                          6-Month EUR                Pay        4.50%      3/18/2024    100,000              7,497
                                      Euribor
Goldman Sachs Group                   6-Month GBP LIBOR          Pay        5.00%      3/18/2014    100,000             14,490
Bank of America                       3-Month USD Libor        Receive      5.00%     12/17/2028    200,000           (58,690)
Merrill Lynch Capital Services, Inc.  3-Month USD Libor        Receive      5.00%     12/17/2028    100,000           (32,250)

                                      116
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

Goldman Sachs Group                   6-Month EUR                Pay        4.50%      3/18/2024    600,000             56,074
                                      Euribor
Deutsch Bank                          6-Month GBP LIBOR          Pay        5.00%      3/18/2011    100,000              8,331
Royal Bank of Scotland                6-Month GBP LIBOR          Pay        5.00%      3/18/2014    200,000             29,562
Barclays Bank PLC                     3-Month USD Libor          Pay        4.00%      6/17/2010  1,200,000             26,613
Credit Suisse                         3-Month USD Libor        Receive      5.00%     12/17/2028    200,000           (64,289)
Citibank                              6-Month GBP LIBOR          Pay        5.00%      3/18/2011    200,000             16,333
Bank of America                       3-Month USD Libor          Pay        4.00%     12/17/2013    400,000             38,988
Citibank                              3-Month USD Libor        Receive      3.00%      6/17/2029    200,000             12,844
Merrill Lynch Capital Services, Inc.  3-Month USD Libor        Receive      5.00%     12/17/2038    200,000           (68,656)
Royal Bank of Scotland PLC            3-Month USD Libor          Pay        4.00%      6/17/2014    100,000              1,481
Credit Suisse                         3-Month USD Libor        Receive      4.00%      6/17/2024    200,000            (3,476)
Citibank                              3-Month USD Libor          Pay        4.00%      6/17/2014    100,000              1,648
                                                                                                                      ---------
                                                                                                                      $377,894


                                      117
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

Credit Default Swaps at December 31, 2008:
Credit Default Swaps on Corporate and Sovereign Issues

                                                                                                         Unrealized        Implied
                                      Buy/Sell   (Pay)/Receive Expiration                                 Appreciation/     Credit
      Counterparty Reference Entity Protection(I)  Fixed Rate  Date       Notional Amount(2)Market Value (Depreciation)   Spread(3)
------------------ ---------------- ------------- ----------- ----------- ----------------- ------------ -------------- ------------
Morgan Stanley     BRITISH TELECOM    Buy           (1.36)      3/20/18       $ 100,000        $ (73)            $ (111)   1.37%
Capital Service    PLC


Credit Default
Swaps on Credit
Indices                                                                                                    Unrealized
                                     Buy/Sell   (Pay)/Receive Expiration                                    Appreciation/
      Counterparty Reference Entity Protection(I) Fixed Rate  Date       Notional Amount(2) Market Value(4)(Depreciation)
------------------ ---------------- ------------ ----------- ----------- ------------------ ------------ ------------------
Deutsch Bank       CDX IG9 Future     Sell         1.29%       12/20/12       $ 200,000        $ 947             $ 1,033
Deutsch Bank       CDX IG9 Future     Sell         0.82        12/20/12        97,228           878                900
Barclays Bank      CDX IG9 Future     Sell         0.82        12/20/12        97,228           878                900
Merrill Lynch      CDX IG11 Future    Sell          1.5        12/20/13        200,000        (3,994)            (2,944)
International
Merrill Lynch      CDX Hy-9 Future    Sell         3.75        12/20/12        490,000        (86,361)           (67,819)
International
Bank of America    HY-8 Future        Sell         2.75        06/20/12        339,080        (57,570)           (50,290)
Barclays Bank      CDX EM10 future    Sell         3.35        12/20/13       2,400,000      (359,992)          (114,058)
Deutsch Bank       CDX EM10 future    Sell         3.35        12/20/13        800,000       (119,997)           (79,884)
UBS AG             CDX EM9 future     Sell         2.65        06/20/13        700,000       (109,793)          (100,400)
Credit Sussie      Market ABX.HE.AA   Sell         0.15        08/25/37        100,000        (94,500)           (24,499)
                   07-01
Royal Bank of      CDX Hy-10 Future   Sell           5         06/20/13        200,000        (31,666)           (17,722)
scotland

                                      118
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

Barclays Bank      CDX Hy-10 Future   Sell           5         06/20/13        200,000        (31,666)           (18,222)
Credit Sussie      CDX Hy-10 Future   Sell           5         06/20/13        200,000        (31,666)           (18,302)
Deutsch Bank       CDX IG11 Future    Sell          1.5        12/20/13       2,000,000       (39,943)           (23,184)
Goldman Sachs      CDX IG7 Future     Sell         0.65        12/20/16        97,600         (7,125)              626
                                                                          ------------------ ---------------- ------------------
                                                                            $ 8,121,136     $ (971,570)        $ (513,865)
                                                                          ================== ================ ==================

(1) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the related defaulted reference entities and take delivery of the reference entities or (ii) pay a net amount equal to the notional amount of the related defaulted reference entities less their recovery value. If the
   Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the related defaulted reference entities and deliver the reference entities or
   (ii) receive a net amount equal to the notional amount of the related defaulted reference entities less their recovery value.
(2) The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4) The market value of credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk for the credit derivative as of the period end. Increasing values, in absolute termswhen compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Written Swap Options outstanding on December 31, 2008:
                                                                             Number of
  Description      Counterparty  Floating Rate Exercise Rate Expiration Date Contracts     Premium       Fair Value
                                 Index
------------------ ------------- ------------- ------------- --------------- --------- ------------- ----------------
Call --OTC 7-Year  Royal Bank of Rec--3-month     4.90%            7/8/16    $  (100)     $ (28,200)     $ (155,496)
Interest Rate Swap Scotland      USD-LIBOR
                                                                             --------- ------------- ----------------
                                                                             $  (100)     $ (28,200)     $ (155,496)
                                                                             ========= ============== ================


                                      119
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

AZL BlackRock Capital Appreciation Fund
Pro Forma compined Schedule of Portfolio Investment(Unaudited)

                                                                                 BlackRock
    BlackRock         BlackRock                                                  Capital      BlackRock
     Capital           Growth         Columbia    Proforma                       Appreciation Growth     Columbia         Proforma
Appreciation Fund       Fund        Technology   Combined                        Fund         Fund       Technology Fund  Combined
     Shares            Shares        Fund Shares   Shares   Security Description Fair Value   Shares     Fair Value       Fair Value
------------------ ---------------- ----------- -------- --------------------- ----------- ----------- ---------------- ------------
Common Stocks (98.1%):
Aerospace & Defense (2.1%):
                            73,200               73,200 Boeing Co. (The)                   $ 3,123,444  $  -              $3,123,444
                                                        Honeywell
           48,300                                48,300 International, Inc.    1,585,689                                   1,585,689
           23,600                                23,600 Northrop Grumman Corp. 1,062,944                                   1,062,944
                                                                                           ----------
                                                                              ------------                               -----------
                                                                                2,648,633  3,123,444                       5,772,077
                                                                              ------------ ----------                    -----------

Air Freight & Logistics (2.1%):
                                                        Expeditors
                                                        International
           36,900                                36,900 of Washington, Inc.     1,227,663                                  1,227,663
                                                        United Parcel Service,
            9,100           71,600               80,700 Inc., Class B             501,956  3,949,456                       4,451,412
                                                                                           ----------
                                                                              ------------                               -----------
                                                                                1,729,619  3,949,456                       5,679,075
                                                                              ------------ ----------                    -----------

Airline (0.4%):
                                                                              ------------                              -----------
           94,500                                94,500  Delta Air Lines,Inc.*  1,082,970                                  1,082,970
                                                                              ------------                               -----------

Beverages (3.3%):
           58,600                                58,600  Coca-Cola Co.          2,652,822                                  2,652,822
           19,500          100,000              119,500  PepsiCo, Inc.          1,068,015  5,477,000                       6,545,015
                                                                                           ----------
                                                                              ------------                               -----------
                                                                                3,720,837  5,477,000                       9,197,837
                                                                              ------------ ----------                    -----------

Biotechnology (2.1%):
           34,700                                34,700  Celgene Corp.*         1,918,216                                  1,918,216
                                                         Genentech,
                                      3,160       3,160  Inc.*                                                261,996        261,996
           24,300                                24,300  Genzyme Corp.*         1,612,791                                  1,612,791

                                      120
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

           37,200                                37,200  Gilead Sciences,Inc.*  1,902,408                                  1,902,408
                                                                              -------------            ----------------  ----------
                                                                                5,433,415                     261,996      5,695,411
                                                                              -------------            ----------------  -----------
Capital Markets (1.9%):
           50,100                                50,100  Janus Capital Group,      402,303                                   402,303
                                                         Inc.
                           126,300              126,300 State Street Corp.                 4,967,379                       4,967,379
                                                                              ------------------------                   -----------
                                                                                   402,303  4,967,379                      5,369,682
                                                                              ------------------------                   -----------
Chemicals (1.4%):
           22,900                                 22,900  Ecolab, Inc.             804,935                                   804,935
                            86,900                86,900 Mosaic Corp.                       3,006,740                      3,006,740
                                                                              ------------------------                   -----------
                                                                                    804,935  3,006,740                     3,811,675
                                                                              ------------------------                   -----------

Commercial Banks (0.4%):
                                                                              -------------                              -----------
           33,800                                 33,800  Wells Fargo & Co.        996,424                                   996,424
                                                                              -------------                              -----------


Commercial Services & Supplies (0.5%):
                                                          CoStar Group,
                                       5,391       5,391  Inc.*                                                177,579       177,579
                                                          FTI Consulting,
                                       3,020       3,020  Inc.*                                                134,934       134,934
           32,000                                 32,000  Waste Management,      1,060,480                                 1,060,480
                                                           Inc.               -------------            ----------------  -----------
                                                                                 1,060,480                     312,513     1,372,993
                                                                              -------------            ----------------  -----------

Communications Equipment (10.5%):

                                      121
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

          212,100          339,300               551,400  Cisco Systems,Inc.*.   3,457,230  5,530,590                      8,987,820
                                      18,700      18,700  Harris Corp.                                         711,535       711,535
                                                          Juniper Networks,
                                      12,190      12,190 Inc.*                                                 213,447       213,447
                                                                  Nokia Corp.,
                           354,100    25,950     380,050 ADR.                               5,523,960          404,820     5,928,780
          103,100          160,500    73,550     337,150  QUALCOMM, Inc.         3,694,073  5,750,715        2,635,297    12,080,085
                                                          Research In Motion,
                                      21,030      21,030 Ltd.*                                                 853,397       853,397
                                                                              ------------ ---------- ----------------   -----------
                                                                                 7,151,303 16,805,265        4,818,496    28,775,064
                                                                              ------------ ---------- ----------------   -----------

Computers & Peripherals (5.4%):
           23,400                    47,788      71,188  Apple, Inc.*           1,997,190                    4,078,706     6,075,896

                           496,100   50,370     546,470  EMC Corp.*                        5,194,167           527,374     5,721,541
           49,600                     9,950      59,550  Hewlett-Packard Co.    1,799,984                      361,085     2,161,069
                                     38,760      38,760  NetApp, Inc.*                                         541,477       541,477
                                                         PC Connection,
                                     14,713      14,713 Inc.*                                                   75,331        75,331
                                                                              -------------             ---------------- -----------
                                                                                3,797,174   5,194,167        5,583,973    14,575,314
                                                                              ------------------------- ---------------- -----------

Construction & Engineering (4.8%):
           19,800                               19,800  Fluor Corp.              888,426                                     888,426
                           131,500              131,500 Foster Wheeler, Ltd.*               3,074,470                      3,074,470
                           284,800              284,800 Quanta Services, Inc.*              5,639,040                      5,639,040
                           181,500              181,500 Shaw Group, Inc.*                   3,715,305                      3,715,305
                                                                              -------------------------                  -----------
                                                                                  888,426  12,428,815                     13,317,241
                                                                              -------------------------                  -----------

                                      122
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

Consumer Finance (1.5%):
                                                                                             ----------------            -----------
                           225,500              225,500 American Express Co.                     4,183,025                 4,183,025
                                                                                             ----------------            -----------

Diversified Consumer Services (0.7%):
                                                                               -------------                             -----------
                                                        Apollo Group, Inc.,
           26,200                                26,200 Class A*                2,007,444                                  2,007,444
                                                                               -------------                             -----------

Diversified Financial Services (2.0%):
            1,900                                1,900  CME Group, Inc.          395,409                                     395,409
           29,600                               29,600  JP Morgan Chase & Co.    933,288                                     933,288
                           157,400              157,400 NYSE Euronext                            4,309,612                 4,309,612
                                                                               ------------- ----------------
                                                                                1,328,697        4,309,612                 5,638,309
                                                                               ------------- ----------------            -----------
Diversified Telecommunication Services (0.3%):
           20,600                               20,600  AT&T, Inc.               587,100                                     587,100
                                                        Neutral Tandem,
                                     21,560      21,560 Inc.*                                                349,703         349,703
                                                                              -------------                -------------------------
                                                                                 587,100                     349,703         936,803
                                                                              -------------                -------------------------
Electric Utilities (0.5%):
                                                                              -------------                              -----------
           26,900                                26,900  Exelon Corp.           1,495,909                                  1,495,909
                                                                              -------------                              ----------

Energy Equipment & Services (1.5%):
           31,900                                31,900  Schlumberger, Ltd.     1,350,327                                  1,350,327
            7,200           54,100               61,300  Transocean, Ltd.*        340,200        2,556,225                 2,896,425
                                                                              ----------------
                                                                               -------------                             -----------
                                                                                1,690,527        2,556,225                 4,246,752
                                                                               ------------- ----------------            -----------

Electronic Equipment (0.1%):
                                                        Energy Conversion
                                      6,000       6,000 Devices, Inc.*(a)                                        151,260     151,260

                                      123
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

                                                        First Solar,
                                      1,770       1,770 Inc.*                                                    244,189     244,189
                                                                                                             -----------------------
                                                                                                                 395,449     395,449
                                                                                                             -----------------------

Electronic Equipment & Instruments (0.3%):
                                                        Agilent Technologies,
                                     24,190      24,190 Inc.*                                                    378,090     378,090
                                                        Trimble Navigation,
                                     18,500      18,500 Ltd.*                                                    399,785     399,785
                                                                                                             -----------------------
                                                                                                                 777,875     777,875
                                                                                                             -----------------------

Food & Staples Retailing (4.1%):
           38,600          137,200            175,800  CVS Caremark Corp.         1,109,364        3,943,128               5,052,492
           25,700                              25,700  Kroger Co.                   678,737                                  678,737
           32,800                              32,800  Safeway, Inc.                779,656                                  779,656
           84,300                              84,300  Wal-Mart Stores, Inc.      4,725,858                                4,725,858
                                                                                              ----------------
                                                                                -------------                            -----------
                                                                                  7,293,615        3,943,128              11,236,743
                                                                                ------------- ----------------           -----------

Health Care Equipment & Supplies (3.3%):
            8,200                              8,200  Bard (C.R.), Inc.            690,932                                   690,932
           20,800                             20,800  Henry Schein, Inc.*          763,152                                   763,152
                                                      Intuitive Surgical,
                                    2,260       2,260 Inc.*                                                      286,997     286,997
           45,600           90,400            136,000 Medtronic, Inc.            1,432,752        2,840,368                4,273,120
                                                       NuVasive,
                                    4,898       4,898 Inc.*                                                      169,716     169,716
                             69400             69,400 Zimmer Holdings, Inc.*                      2,805,148                2,805,148
                                                                               ----------------
                                                                                  -------------              -----------------------
                                                                                 2,886,836        5,645,516      456,713   8,989,065
                                                                                  ------------- ----------- ------------------------

                                      124
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

Health Care Providers & Services (2.1%):
                           154,400           154,400 Aetna, Inc.                                  4,400,400                4,400,400
           52,700                            52,700  UnitedHealth Group, Inc.    1,401,820                                 1,401,820
                                                                              ------------- ----------------             -----------
                                                                                 1,401,820        4,400,400                5,802,220
                                                                              ------------- ----------------             -----------
Hotels, Restaurants & Leisure (2.2%):
           47,600                           47,600  Burger King Holdings, Inc. 1,136,688                                   1,136,688
           24,800                           24,800  McDonald's Corp.           1,542,312                                   1,542,312
                           106,900          106,900 Yum! Brands, Inc.                            3,367,350                 3,367,350
                                                                                            ----------------
                                                                              -------------                              ----------
                                                                               2,679,000        3,367,350                  6,046,350
                                                                              ------------- ----------------             -----------

Household Durables (0.2%):
                                                                              -------------                              -----------
           63,600                          63,600  D. R. Horton, Inc.           449,652                                      449,652
                                                                              -------------                              -----------

Household Products (0.4%):
           12,800                          12,800  Clorox Co. (The)             711,168                                      711,168
            7,900                           7,900  Procter & Gamble Co.         488,378                                      488,378
                                                                              -------------                              -----------
                                                                               1,199,546                                   1,199,546
                                                                              -------------                              -----------

Industrial Conglomerate (1.4%):
                                                                                           ----------------             ------------
                           243,600        243,600  General Electric Co.                         3,946,320                  3,946,320
                                                                                            ----------------             -----------

Insurance (0.4%):
                                                                               ------------                             ------------
           25,600                         25,600  Travelers Cos., Inc. (The)   1,157,120                                   1,157,120
                                                                              ------------                              ------------

                                      125
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

Internet & Catalog Retail (2.2%):
                                                                                           ----------------
                                                                              ------------                                ----------
           22,000           96,500       118,500  Amazon.com, Inc.*            1,128,160        4,948,520                  6,076,680
                                                                              ------------ ----------------               ----------

Internet Software & Services (6.7%):
                                                 Ariba,
                                  21,740  21,740 Inc.*                                                             156,745   156,745

                   202,700               202,700 eBay, Inc. *                             2,829,692                        2,829,692
                                                 Equinix,
                                  15,221  15,221 Inc.*                                                             809,605   809,605
                                                 F5 Networks,
                                   9,920   9,920 Inc.*                                                             226,771   226,771
            8,400   13,875                22,275 Google, Inc., Class A*       2,584,260        4,268,644                   6,852,904
                                                 Omniture,
                                  61,478  61,478 Inc.*                                                             654,126   654,126
                                                 VeriSign,
                                  29,020  29,020 Inc.*                                                             553,702   553,702
                                  22,592  22,592  Vocus, Inc.*                                                     411,400   411,400
                   465,800               465,800 Yahoo!, Inc.*                            5,682,760                        5,682,760
                                                                                          ----------------
                                                                              -----------                  ---------------- --------
                                                                               2,584,260       12,781,096        2,812,34918,177,705
                                                                              ----------- ---------------- ---------------- --------

IT Services (1.2%):
                                                  Accenture, Ltd., Class
                               24,020      24,020 A                                                              787,616     787,616
                                                  Affiliated Computer
                               25,150      25,150 Services, Inc., Class A*                                     1,155,642   1,155,642
                                                  Cognizant Technology
                                                  Solutions Corp., Class
                               38,640      38,640 A*.                                                            697,838     697,838
                                                  Fiserv,
                               16,410      16,410 Inc.*                                                          596,832     596,832

                                      126
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

                                                                                                            ---------------- -------
                                                                                                               3,237,928   3,237,928
                                                                                                            ---------------- -------

Life Sciences Tools & Services (0.5%):
                                                   Illumina,
                                12,590      12,590 Inc.*                                                           327,969   327,969
                                                   Thermo Fisher Scientific,
           31,400                           31,400 Inc.*                          1,069,798                                1,069,798
                                                                              -------------                  ---------------- ------
                                                                                  1,069,798                        327,969 1,397,767
                                                                              -------------                  ---------------- ------

Machinery (3.6%):

                   137,700                 137,700 Catepillar, Inc.                          6,151,059                     6,151,059
           37,100                          37,100  Cummins, Inc.                    991,683                                  991,683
           49,500                          49,500  Danaher Corp.                  2,802,195                                2,802,195
                                                                              -------------
                                                                              -------------                               ----------
                                                                                  3,793,878        6,151,059               9,944,937
                                                                              ------------- ----------------               ---------

Metals & Mining (0.8%):
           32,400                          32,400 Agnico-Eagle Mines, Ltd.      1,663,092                                  1,663,092
                                                  Freeport-McMoRan Copper &
           24,200                          24,200 Gold, Inc., Class A              591,448                                   591,448
                                                                              -------------                        -----------------
                                                                                 2,254,540                                 2,254,540
                                                                              -------------                        -----------------

Multiline Retail (0.7%):
                                                                              -------------                        -----------------
           53,300                         53,300  Kohl's Corp.*                 1,929,460                                  1,929,460
                                                                              -------------                        -----------------

Oil, Gas & Consumable Fuels (4.6%):
           31,100                         31,100  EOG Resources, Inc.           2,070,638                                  2,070,638
           22,300                         22,300  Exxon Mobil Corp.             1,780,209                                  1,780,209

                                      127
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

                           191,000       191,000  Halliburton Co.                                 3,472,380                3,472,380
           40,500                         40,500  Massey Energy Co.               558,495                                    558,495
           22,000                         22,000  Valero Energy Corp.             476,080                                    476,080
                           119,600       119,600  XTO Energy, Inc.                                4,218,292                4,218,292
                                                                                             ----------------
                                                                              -------------                         ----------------
                                                                                4,885,422         7,690,672               12,576,094
                                                                              ------------- ----------------        ----------------

Pharmaceuticals (4.3%):
           53,000                         53,000  Abbott Laboratories           2,828,610                                  2,828,610
                            82,300        82,300  Allergan, Inc.                                  3,318,336                3,318,336
           67,200                         67,200  Bristol-Myers Squibb Co.      1,562,400                                  1,562,400
                               6,050       6,050  ICON plc, ADR*                                                  119,125    119,125
           28,600                         28,600  Johnson & Johnson Co.         1,711,138                                  1,711,138
                                                  Medco Health Solutions,
           40,900                         40,900  Inc.*                         1,714,119                                  1,714,119
                                                  Teva Pharmaceutical
           16,900                         16,900  Industries, Ltd., ADR.          719,433                                    719,433
                                                                              ----------------
                                                                              -------------                  -------------- -------
                                                                                8,535,700        3,318,336        119,125 11,973,161
                                                                              ------------- ---------------- ---------------- -----

Semiconductors & Semiconductor equipment (3.7%):
                             29,780      29,780  Altera Corp.                                                    497,624     497,624
                                                 Analog Devices,
                             54,270      54,270  Inc.                                                           1,032,215  1,032,215
                             35,998      35,998  ASML Holding NV                                                 650,484     650,484
           63,800                        63,800  Broadcom Corp., Class A*      1,082,686                                   1,082,686

                                      128
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

                             24,200      24,200  FEI Co.*                                                        456,412     456,412
                                                 Hittite Microwave
                              8,780       8,780  Corp.*                                                           258,659    258,659
                                                 Intersil Corp., Class
                             19,530      19,530  A                                                                179,481    179,481
           24,900                        24,900  Lam Research Corp.*             529,872                                     529,872
                                                 Marvell Technology Group,
                             33,800      33,800  Ltd.*                                                            225,446    225,446
                                                 MEMC Electronic Materials,
                             14,370      14,370  Inc.*                                                            205,204    205,204
                                                 Microsemi
                             27,250      27,250  Corp.*                                                           344,440    344,440
                                                 Netlogic Microsystems,
                              8,550       8,550  Inc.*                                                            188,185    188,185
          270,700                       270,700  PMC-Sierra, Inc.*             1,315,602                                   1,315,602
                                                 Tessera Technologies,
                             14,231      14,231  Inc.*                                                            169,064    169,064
                   178,400               178,400 Texas Instrument, Inc.                    2,768,768                       2,768,768
                                                 Varian Semiconductor
                                                 Equipment Associates,
                              12,290      12,290 Inc.*                                                            222,695    222,695
                                                                              ----------------
                                                                              -------------                 ------------------------
                                                                                2,928,160        2,768,768      4,429,909 10,126,837
                                                                              ------------- ----------------------------------------

Software (10.0%):
          156,600           37,370     193,970  Activision Blizzard, Inc.*    1,353,024                           322,877  1,675,901

                                      129
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

           42,200           55,130      97,330  Adobe Systems, Inc.*            898,438                         1,173,718  2,072,156
                            40,230      40,230  Amdocs, Ltd.*                                                     735,807    735,807
                            11,019      11,019  Ansys, Inc.*                                                      307,320    307,320
                                                Blackboard,
                             18,483      18,483 Inc.*                                                             484,809    484,809
                            44,410      44,410  CA, Inc.                                                          822,917    822,917
                                                Check Point Software
           67,500            41,260     108,760 Technologies, Ltd.*            1,281,825                          783,527  2,065,352
                                                Citrix Systems,
                             26,320      26,320 Inc.*                                                             620,362    620,362
                                                Concur Technologies,
                              6,685       6,685 Inc.*                                                             219,402    219,402
                   122,400             122,400  Electronics Arts, Inc.*                   1,963,296                        1,963,296
                   274,900             274,900  International Game Technology             3,268,561                        3,268,561
                                                Intuit,
                            24,800      24,800  Inc.*.                                                            589,992    589,992
                            25,780      25,780  McAfee, Inc.*                                                     891,214    891,214
          127,200  142,700  35,250     305,150  Microsoft Corp.                2,472,768       2,774,088          685,260  5,932,116
                                                Nintendo Co.,
                             1,420       1,420  Ltd.                                                              545,677    545,677
                                                Nuance Communications,
                            53,110      53,110  Inc.*                                                             550,220    550,220
           68,900           62,390     131,290  Oracle Corp.*                  1,221,597                        1,106,175  2,327,772
           29,200           13,600      42,800  Salesforce.com, Inc.*            934,692                          435,336  1,370,028

                                      130
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

                             6,800       6,800  SAP AG, ADR                                                       246,296    246,296
                            51,510      51,510  Symantec Corp.*                                                   696,415    696,415
                                                Teradata
                            13,040      13,040  Corp.*                                                              193,383  193,383
                                                                                                              -------------
                                                                               -------------                  ----------------------
                                                                                8,162,344        8,005,945     11,410,707 27,578,996
                                                                               ------------- ---------------- ---------------- -----

Specialty Retail (0.6%):
           19,400                       19,400  Home Depot, Inc.                  446,588                                    446,588
           39,500                       39,500  Ross Stores, Inc.               1,174,335                                  1,174,335
                                                                                -------------                      -----------------
                                                                                1,620,923                                  1,620,923
                                                                                -------------                      -----------------
Textiles, Apparel & Luxury Goods(0.9%):
                                                                                           ----------------        -----------------
                    51,300                        51,300  Nike, Inc., Class B               2,616,300                      2,616,300
                                                                                           ----------------        -----------------

Tobacco (1.0%):
                                                                                            -------------          -----------------
                                                         Philip Morris
           64,500                                64,500  International, Inc.                2,806,395                      2,806,395
                                                                                            -------------          -----------------

Wireless Telecommunication Services (1.4%):
                                                         American Tower Corp., Class
           72,700                   42,176      114,876  A*                                 2,131,564    1,236,601         3,368,165
                                                         SBA Communications Corp.,
                                    37,960       37,960  Class A*                                          619,507           619,507
                                                                                         ------------- ----------- -----------------
                                                                                            2,131,564    1,856,108         3,987,672
                                                                                         ------------- ----------- -----------------

                                                                                         ------------- ----------- -----------------
                                                          Total Common Stocks (Cost
                                                          $299,782,411)         97,724,389 135,584,538 37,150,813        270,459,740
                                                                                --------- ----------- ----------- ------------------

                                      131
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

Investment Company (3.2%):
                                                         Dreyfus Treasury Prime Cash
        1,277,150 3,191,961     4,490,417    8,959,528   Management, 0.17%(b)    1,277,150   3,191,961  4,490,417          8,959,528
                                                                                ---------- -----------
                                                                                                        --------- ------------------
                                                        Total Investment Company 1,277,150   3,191,961                     8,959,528
                                                        (Cost $8,959,528)                               4,490,417
                                                                                ---------- ---------- ----------- ------------------

                                                        Total Investment Securities
                                                        Cost $308,741,939) (c)--
                                                        101.3%                  99,001,539 138,776,499  41,641,230       279,419,268
                                                        Net other assets
                                                        (liabilities)-- (1.3)%     342,900 (2,196,327) (1,850,825)       (3,704,252)
                                                                                ---------- ---------- ----------- ------------------
                                                        Adjustment for reorganization
                                                        fees (d) - 0.0%                                                    (134,800)
                                                        Net Assets -- 100.0%            $ 136,580,172                  $ 275,580,216
                                                                                99,344,439             $39,790,405
                                                                                ---------- ---------- ----------- ------------------

                                      132
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

        Percentages indicated are based on net assets as of December 31, 2008.
        *         Non-income producing security
        ADR       --American Depository Receipt
        PLC       --Public Liability Co.

        (a) Rule 144A, Section 4(b) or other security which is restricted to resale to institutional investors. The subadviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2008, these securities represent
            0.1% of the net assets of the Fund.

        (b) The rate presented represents the effective yield at December
            31.2008.

        (c) Cost for federal income tax purposes is $328,645,402. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

                  Unrealized appreciation                               $ 10,395,107
                  Unrealized depreciation                                (59,621,241)
                                                                       --------------
                  Net unrealized depreciation                           $(49,226,134)
                                                                       ==============

        (d) Represents the estimated reorganization fees and expenses that are to be expected to be paid by the Funds.


                                      133
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

AZL INTERNATIONAL INDEX FUND
PRO FORMA COMBINED SCHEDULE OF PORTFOLIO INVESTMENTS
(Unaudited)

     AZL SCHRODER            AZL NACM          AZL
  INTERNATIONAL SMALL    INTERNATIONAL    INTERNATIONAL
       CAP FUND               FUND         INDEX FUND       PRO FORMA
                                                            COMBINED
        SHARES               SHARES          SHARES          SHARES
------------------------ --------------- ---------------- -------------
 COMMON STOCKS (95.8%):
 AEROSPACE & DEFENSE (2.3%):

-                        121,479         -                121,479       BAE Systems plc

-                        8,096           -                8,096         Cobham plc
                         European Aeronautic Defence and
-                        25,576          -                25,576        Space Co.

-                        18,525          -                18,525        Finmeccanica SpA

85,984                   -               -                85,984        Meggitt plc

21,000                   -               -                21,000        MTU Aero Engines Holding AG

55,000                   -               -                55,000        Saab AB






 AUTO COMPONENTS (1.0%):

8,900                    -               -                8,900         Alpha Corp.

21,300                   -               -                21,300        Exedy Corp.

14,000                   -               -                14,000        Koito Manufacturing Co., Ltd.

46,000                   -               -                46,000        Musashi Seimitsu Industry Co., Ltd.

31,800                   -               -                31,800        Nifco, Inc.


     AZL SCHRODER                             AZL
    INTERNATIONAL         AZL NACM       INTERNATIONAL
    SMALL CAP FUND   INTERNATIONAL FUND   INDEX FUND        PRO FORMA
                                                         COMBINED FAIR
      FAIR VALUE         FAIR VALUE       FAIR VALUE         VALUE
   ----------------- ------------------- -------------- ----------------



     $         -      $     661,931        $      -      $     661,931

   -                          24,066     -                       24,066

   -                         431,750     -                      431,750

   -                         283,746     -                      283,746

   199,411           -                   -                      199,411

   565,950           -                   -                      565,950

   502,936           -                   -                      502,936
   ----------------- ------------------- -------------- ----------------


   1,268,297              1,401,493      -                   2,669,790
   ----------------- ------------------- -------------- ----------------



   70,530            -                   -                       70,530

   212,874           -                   -                      212,874

   86,575            -                   -                       86,575

   399,881           -                   -                      399,881

   323,977           -                   -                      323,977
   ----------------- ------------------- -------------- ----------------



                                      134
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

 AUTOMOBILES (1.9%):

9,000                                    -                9,000         Accell Group NV

-                        5,752           -                5,752         Bayerische Motoren Werke AG (BMW)

-                        4,282           -                4,282         DaimlerChrysler AG

-                        18,600          -                18,600        Honda Motor Co.

20,000                   -               -                20,000        Rosenbauer International AG

128,000                  -               -                128,000       ShinMaywa Industries, Ltd.

-                        8,000           -                8,000         Toyota Motor Corp.






 BEVERAGES (1.5%):

15,000                   -               -                15,000        A.G. Barr plc

-                        34,873          -                34,873        Diageo plc

-                        90,235          -                90,235        Foster's Group, Ltd.

9,011                    -               -                9,011         Hawesko Holding AG




   1,093,837         -                   -                   1,093,837
   ----------------- ------------------- -------------- ----------------



   225,750           -                   -                      225,750

   -                         179,735     -                      179,735

   -                         160,854     -                      160,854

   -                         403,473     -                      403,473

   619,270           -                   -                      619,270

   347,618           -                   -                      347,618

   -                         261,920     -                      261,920
   ----------------- ------------------- -------------- ----------------


   1,192,638              1,005,982      -                   2,198,620
   ----------------- ------------------- -------------- ----------------



   279,596           -                   -                      279,596

   -                         484,984     -                      484,984

   -                         347,050     -                      347,050

   233,339           -                   -                      233,339

                                      135
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

-                        52,000          -                52,000        Sapporo Holdings, Ltd.






 BIOTECHNOLOGY (1.1%):

-                        11,973          -                11,973        Actelion, Ltd.*

-                        23,912          -                23,912        CSL, Ltd.





 BUILDING PRODUCTS (0.8%):

76,000                   -               -                76,000        Alumasc Group plc (The)

60,000                   -               -                60,000        BSS Group plc

3,000                    -               -                3,000         Geberit Internatinal AG

92,724                   -               -                92,724        James Hardie Industries NV






 CHEMICALS (4.4%):

47,400                   -               -                47,400        Aica Kogyo Co., Ltd.

   -                         327,519     -                      327,519
   ----------------- ------------------- -------------- ----------------


   512,935                1,159,553      -                   1,672,488
   ----------------- ------------------- -------------- ----------------



   -                         674,620     -                      674,620

   -                         564,485     -                      564,485
   ----------------- ------------------- -------------- ----------------


   -                      1,239,105      -                   1,239,105
   ----------------- ------------------- -------------- ----------------


   63,907            -                   -                       63,907

   217,135           -                   -                      217,135

   323,330           -                   -                      323,330

   303,607           -                   -                      303,607
   ----------------- ------------------- -------------- ----------------


   907,979           -                   -                      907,979
   ----------------- ------------------- -------------- ----------------



   528,396           -                   -                      528,396

                                      136
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

-                        15,113          -                15,113        BASF AG

126,000                  -               -                126,000       Chugoku Marine Paints, Ltd.

29,400                   -               -                29,400        Fujikura Kasei Co., Ltd.

1,396                    -               -                1,396         Kcc Corp.

30,000                   -               -                30,000        Koninklijke Ten Cate NV

8,100                    -               -                8,100         Lintec Corp.

48,000                   -               -                48,000        Nihon Parkerizing Co., Ltd.

740                      -               -                740           Sika AG-BEARER

-                        2,801           -                2,801         Syngenta AG

-                        4,400           -                4,400         Yara International ASA






 COMMERCIAL BANKS (5.0%):

-                        45,209          -                45,209        Banco Bilbao Vizcaya Argentaria SA

-                        57,713          -                57,713        Banco Santander Central Hispano SA

-                        18,000          -                18,000        Bank of Kyoto, Ltd. (The)

19,800                   -               -                19,800        Bank Sarasin & CIE-REG B


   -                         593,024     -                      593,024

   926,072           -                   -                      926,072

   152,794           -                   -                      152,794

   325,538           -                   -                      325,538

   677,738           -                   -                      677,738

   112,395           -                   -                      112,395

   416,368           -                   -                      416,368

   630,009           -                   -                      630,009

   -                         542,869     -                      542,869

   -                          96,231     -                       96,231
   ----------------- ------------------- -------------- ----------------


   3,769,310              1,232,124      -                   5,001,434
   ----------------- ------------------- -------------- ----------------



   -                         554,676     -                      554,676

   -                         556,933     -                      556,933

   -                         201,801     -                      201,801

   591,746           -                   -                      591,746

                                      137
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

-                        9,000           -                9,000         Chugoku Bank, Ltd. (The)

-                        4,521           -                4,521         Credit Suisse Group

-                        8,331           -                8,331         Deutsche Bank AG

109,200                  -               -                109,200       Dah Sing Banking Group, Ltd.

326,300                  -               -                326,300       Eon Capital Bhd

-                        63,200          -                63,200        HSBC Holdings plc
                         Industrial & Commerical Bank of
-                        321,000         -                321,000       China

56,000                   -               -                56,000        Minato Bank, Ltd.
                        Mitsubishi Tokyo Financial Group,
-                        65,300          -                65,300        Inc.

-                        21,480          -                21,480        National Australia Bank, Ltd.

-                        29,100          -                29,100        Nordea AB

-                        3,402           -                3,402         Societe Generale
                       Sumitomo Trust & Banking Co., Ltd.
-                        28,000          -                28,000        (The)

-                        13,000          -                13,000        Suruga Bank, Ltd.

16,100                   -               -                16,100        Tokyo Tomin Bank, Ltd.

-                        26,924          -                26,924        Westpac Banking Corp.


   -                         138,626     -                      138,626

   -                         123,970     -                      123,970

   -                         334,935     -                      334,935

   78,893            -                   -                       78,893

   303,234           -                   -                      303,234

   -                         606,691     -                      606,691

   -                         170,606     -                      170,606

   87,330            -                   -                       87,330

   -                         405,271     -                      405,271

   -                         314,813     -                      314,813

   -                         204,955     -                      204,955

   -                         172,283     -                      172,283

   -                         165,751     -                      165,751

   -                         128,778     -                      128,778

   260,530           -                   -                      260,530

   -                         320,536     -                      320,536
   ----------------- ------------------- -------------- ----------------


                                      138
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

 COMMERCIAL SERVICES & SUPPLIES (2.7%):

20,000                   -               -                20,000        Arcadis NV

17,180                   -               -                17,180        Atkins (WS) plc

35,000                   -               -                35,000        BPP Holdings plc

8,000                    -               -                8,000         Eurokai Kgaa

22,000                   -               -                22,000        Kapsch TrafficCom AG

-                        9,591           -                9,591         Loomis AB, B Shares*

12,000                   -               -                12,000        Nishio Rent All Co., Ltd.

-                        728             -                728           Rakuten, Inc.

-                        4,200           -                4,200         Rinnai Corp.

100,000                  -               -                100,000       Scott Wilson Group plc

-                        48,200          -                48,200        Securitas AB, Class A

35,000                   -               -                35,000        Speedy Hire plc

81,982                   -               -                81,982        Transpacific Industries Group, Ltd.



   1,321,733              4,400,625      -                   5,722,358
   ----------------- ------------------- -------------- ----------------



   263,638           -                   -                      263,638

   166,857           -                   -                      166,857

   164,962           -                   -                      164,962

   315,219           -                   -                      315,219

   498,509           -                   -                      498,509

   -                          59,462     -                       59,462

   86,701            -                   -                       86,701

   -                         463,590     -                      463,590

   -                         164,516     -                      164,516

   138,034           -                   -                      138,034

   -                         395,858     -                      395,858

   70,740            -                   -                       70,740

   187,843           -                   -                      187,843

                                      139
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

3,000                    -               -                3,000         Xing AG*






 COMMUNICATIONS EQUIPMENT (0.5%):

7,000                    -               -                7,000         EVS Broadcast Equipment SA

7,500                    -               -                7,500         Icom, Inc.
                        Telefonaktiebolaget LM Ericsson,
-                        19,000          -                19,000        Class B






 COMPUTERS & PERIPHERALS (0.3%):

23,800                   -               -                23,800        Nidec Copal Corp.

-                        39              -                39            NTT Data Corp.






 CONSTRUCTION & ENGINEERING (1.9%):
                       ACS, Actividades de Construccion y
-                        4,969           -                4,969         Servicios SA

11,500                   -               -                11,500        Bilfinger Berger AG


   113,669           -                   -                      113,669
   ----------------- ------------------- -------------- ----------------


   2,006,172              1,083,426      -                   3,089,598
   ----------------- ------------------- -------------- ----------------



   249,541           -                   -                      249,541

   159,778           -                   -                      159,778

   -                         145,803     -                      145,803
   ----------------- ------------------- -------------- ----------------


   409,319                   145,803     -                      555,122
   ----------------- ------------------- -------------- ----------------



   166,315           -                   -                      166,315

   -                         156,587     -                      156,587
   ----------------- ------------------- -------------- ----------------


   166,315                   156,587     -                      322,902
   ----------------- ------------------- -------------- ----------------



   -                         228,397     -                      228,397

   588,447           -                   -                      588,447

                                      140
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

50,265                   -               -                50,265        Downer EDII, Ltd.

30,000                   -               -                30,000        Keller Group plc

20,000                   -               -                20,000        Kier Group plc

-                        14,300          -                14,300        Leopalace21 Corp.

22,000                   -               -                22,000        Morgan Sindall plc

70,000                   -               -                70,000        Redrow plc

20,745                   -               -                20,745        United Group, Ltd.

-                        3,497           -                3,497         Vinci SA






 CONSTRUCTION MATERIALS (0.4%):

54,500                   -               -                54,500        DC Co., Ltd.

80,103                   -               -                80,103        Fletcher Building, Ltd.






 CONTAINERS & PACKAGING (1.0%):


   135,249           -                   -                      135,249

   249,270           -                   -                      249,270

   261,805           -                   -                      261,805

   -                         145,028     -                      145,028

   172,080           -                   -                      172,080

   165,134           -                   -                      165,134

   120,144           -                   -                      120,144

   -                         147,204     -                      147,204
   ----------------- ------------------- -------------- ----------------


   1,692,129                 520,629     -                   2,212,758
   ----------------- ------------------- -------------- ----------------



   193,959           -                   -                      193,959

   270,110           -                   -                      270,110
   ----------------- ------------------- -------------- ----------------


   464,069           -                   -                      464,069
   ----------------- ------------------- -------------- ----------------


                                      141
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

596,000                  -               -                596,000       Goodpack, Ltd.

44,400                   -               -                44,400        JSP Corp.

35,500                   -               -                35,500        Nitta Corp.






 DISTRIBUTORS (0.5%):

70,000                   -               -                70,000        Inchcape plc

36,300                   -               -                36,300        Trusco Nakayama Corp.






 DIVERSIFIED CONSUMER SERVICES (0.2%):

10,000                   -               -                10,000        Homeserve plc

6,200                    -               -                6,200         InnoConcepts NV






 DIVERSIFIED FINANCIAL SERVICES (3.9%):

4,700                    -               -                4,700         Acino Holding AG


   344,940           -                   -                      344,940

   314,287           -                   -                      314,287

   471,254           -                   -                      471,254
   ----------------- ------------------- -------------- ----------------


   1,130,481         -                   -                   1,130,481
   ----------------- ------------------- -------------- ----------------



   37,190            -                   -                       37,190

   467,759           -                   -                      467,759
   ----------------- ------------------- -------------- ----------------


   504,949           -                   -                      504,949
   ----------------- ------------------- -------------- ----------------



   141,512           -                   -                      141,512

   28,635            -                   -                       28,635
   ----------------- ------------------- -------------- ----------------


   170,147           -                   -                      170,147
   ----------------- ------------------- -------------- ----------------



   1,020,480         -                   -                   1,020,480

                                      142
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

120,000                  -               -                120,000       Albemarle & Bond Holdings plc

22,174                   -               -                22,174        Altamir Amboise

1,185,000                -               -                  1,185,000   ARA Asset Management, Ltd.(a)

120,000                  -               -                120,000       Azimut Holding SpA

204,000                  -               -                204,000       China Everbright, Ltd.

4,500                    -               -                4,500         Compagnie Financiere Tradition

136,665                  -               -                136,665       Evolution Group plc

19,087                   -               -                19,087        Grenkeleasing AG

5,000                    -               -                5,000         Hellenic Exchanges SA

-                        18,132          -                18,132        Standard Chartered plc

-                        585             -                585           UBS AG*

-                        16,641          -                16,641        UBS AG, Registered Shares*

840,000                  -               -                840,000       Yuanta Financial Holding Co., Ltd.

 DIVERSIFIED REIT (0.4%):

32,500                   -               -                32,500        Shaftesbury plc



   352,106           -                   -                      352,106

   78,384            -                   -                       78,384

   303,339           -                   -                      303,339

   646,286           -                   -                      646,286

   253,484           -                   -                      253,484

   293,884           -                   -                      293,884

   169,706           -                   -                      169,706

   483,197           -                   -                      483,197

   39,361            -                   -                       39,361

   -                         231,731     -                      231,731

   -                            8,365    -              8,365

   -                         241,460     -                      241,460

   382,882           -                   -                      382,882
   ----------------- ------------------- -------------- ----------------


   4,023,109                 481,556     -                   4,504,665
   ----------------- ------------------- -------------- ----------------



   169,601           -                   -                      169,601
                                      143
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

-                        1,537           -                1,537         Unibail






 DIVERSIFIED TELECOMMUNICATION SERVICES (3.0%):

-                        38,348          -                38,348        France Telecom SA

-                        14,737          -                14,737        Koninklijke KPN NV

-                        104             -                104           Nippon Telegraph and Telephone Corp

-                        540             -                540           Swisscom AG, Registered Shares

-                        63,640          -                63,640        Telefonica SA






 ELECTRIC UTILITIES (3.3%):

-                        6,200           -                6,200         Chubu Electric Power Co., Inc.

-                        40,500          -                40,500        CLP Holdings, Ltd.

-                        15,056          -                15,056        Drax Group plc

-                        15,556          -                15,556        E.On AG

-                        119,276         -                119,276       Enel SpA


   -                         228,897     -                      228,897
   ----------------- ------------------- -------------- ----------------


   169,601                   228,897     -                      398,498
   ----------------- ------------------- -------------- ----------------



   -                      1,072,518      -                   1,072,518

   -                         213,675     -                      213,675

..  -                         566,227     -                      566,227

   -                         174,403     -                      174,403

   -                      1,426,360      -                   1,426,360
   ----------------- ------------------- -------------- ----------------


   -                      3,453,183      -                   3,453,183
   ----------------- ------------------- -------------- ----------------



   -                         188,476     -                      188,476

   -                         275,373     -                      275,373

   -                         122,019     -                      122,019

   -                         619,681     -                      619,681

   -                         762,696     -                      762,696

                                      144
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

21,000                   -               -                21,000        Red Electrica Corporacion

-                        21,500          -                21,500        Tokyo Electric Power Co., Inc. (The






 ELECTRICAL EQUIPMENT (1.1%):

-                        18,834          -                18,834        ABB, Ltd.

-                        7,163           -                7,163         Alstom SA

70,000                   -               -                70,000        E2V Technologies plc

4,135                    -               -                4,135         Newave Energy Holdings SA*

30,200                   -               -                30,200        Sumida Corp.






 ELECTRONIC EQUIPMENT & INSTRUMENTS (0.9%):

-                        78,000          -                78,000        Fujitsu, Ltd.

-                        23,000          -                23,000        Hitachi, Ltd.
                                                                        Matsushita Electric Industrial Co.,
-                        30,000          -                30,000        Ltd.


   1,063,792         -                   -                   1,063,792

)  -                         718,027     -                      718,027
   ----------------- ------------------- -------------- ----------------


   1,063,792              2,686,272      -                   3,750,064
   ----------------- ------------------- -------------- ----------------



   -                         284,028     -                      284,028

   -                         422,947     -                      422,947

   211,610           -                   -                      211,610

   151,566           -                   -                      151,566

   168,044           -                   -                      168,044
   ----------------- ------------------- -------------- ----------------


   531,220                   706,975     -                   1,238,195
   ----------------- ------------------- -------------- ----------------



   -                         377,093     -                      377,093

   -                          89,216     -                       89,216

   -                         375,994     -                      375,994

                                      145
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

6,900                    -               -                6,900         Ryosan Co., Ltd.

4,100                    -               -                4,100         Sato Corp.






 ENERGY EQUIPMENT & SERVICES (1.5%):

80,000                   -               -                80,000        Chloride Group plc

20,000                   -               -                20,000        FuGro NV

24,000                   -               -                24,000        Groupe Bourbon SA
                                                                        Schoeller-Blackman Oilfield
10,000                   -               -                10,000        Equipment AG






 FOOD & STAPLES RETAILING (1.6%):

-                        7,000           -                7,000         Don Quijote Co., Ltd.

5,500                    -               -                5,500         Greggs plc

700                      -               -                700           Guyenne et Gascogne SA

-                        11,215          -                11,215        Koninklijke Ahold NV

-                        16,700          -                16,700        Seven & I Holdings, Ltd.


   165,501           -                   -                      165,501

   46,389            -                   -                       46,389
   ----------------- ------------------- -------------- ----------------


   211,890                   842,303     -                   1,054,193
   ----------------- ------------------- -------------- ----------------



   166,591           -                   -                      166,591

   574,123           -                   -                      574,123

   607,495           -                   -                      607,495

   309,984           -                   -                      309,984
   ----------------- ------------------- -------------- ----------------


   1,658,193         -                   -                   1,658,193
   ----------------- ------------------- -------------- ----------------



   -                         139,484     -                      139,484

   266,342           -                   -                      266,342

   59,954            -                   -                       59,954

   -                         137,822     -                      137,822

   -                         572,264     -                      572,264

                                      146
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

10,100                   -               -                10,100        Tsuruha Holdings Co.

-                        11,792          -                11,792        Unilever NV






 FOOD PRODUCTS (3.2%):

697,000                  -               -                697,000       Beijing Jingkelong Co., Ltd.

33,000                   -               -                33,000        Cranswick plc

-                        12,000          -                12,000        Nippon Meat Packers, Inc.

-                        6,300           -                6,300         Nissin Foods Holdings Co., Ltd.

-                        38,936          -                38,936        SFR Nestle SA, Class B

-                        12,000          -                12,000        Toyo Suisan Kaisha, Ltd.

20,000                   -               -                20,000        Trigon Agri A/S*

-                        9,888           -                9,888         Unilever plc

1,071,000                -               -                  1,071,000   Want Want China Holdings, Ltd.

-                        13,000          -                13,000        Yamazaki Baking Co., Ltd.



   390,797           -                   -                      390,797

   -                         285,689     -                      285,689
   ----------------- ------------------- -------------- ----------------


   717,093                1,135,259      -                   1,852,352
   ----------------- ------------------- -------------- ----------------



   244,304           -                   -                      244,304

   277,543           -                   -                      277,543

   -                         181,389     -                      181,389

   -                         221,008     -                      221,008

   -                      1,535,217      -                   1,535,217

   -                         344,990     -                      344,990

   13,875            -                   -                       13,875

   -                         224,655     -                      224,655

   446,272           -                   -                      446,272

   -                         200,081     -                      200,081
   ----------------- ------------------- -------------- ----------------

                                      147
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

 GAS UTILITIES (0.4%):

20,000                   -               -                20,000        Enagas


 HEALTH CARE EQUIPMENT & SUPPLIES (1.7%):

46,204                   -               -                46,204        Consort Medical plc

9,900                    -               -                9,900         Elekta AB, Class B
                        Fisher & Paykel Healthcare Corp.,
175,380                  -               -                175,380       Ltd.

44,000                   -               -                44,000        Oridion Systems, Ltd.*

39,643                   -               -                39,643        Sonic Healthcare, Ltd.

-                        78,811          -                78,811        Smith & Nephew plc






 HEALTH CARE PROVIDERS & SERVICES (0.3%):

6,300                    -               -                6,300         MorphoSys AG*

263,000                  -               -                263,000       Parkway Holdings, Ltd.






   981,994                2,707,340      -                   3,689,334
   ----------------- ------------------- -------------- ----------------



   438,699           -                   -                      438,699
   ----------------- ------------------- -------------- ----------------



   265,084           -                   -                      265,084

   98,081            -                   -                       98,081

   324,661           -                   -                      324,661

   299,815           -                   -                      299,815

   403,438           -                   -                      403,438

   -                         499,910     -                      499,910
   ----------------- ------------------- -------------- ----------------


   1,391,079                 499,910     -                   1,890,989
   ----------------- ------------------- -------------- ----------------



   162,399           -                   -                      162,399

   228,131           -                   -                      228,131
   ----------------- ------------------- -------------- ----------------


   390,530           -                   -                      390,530
   ----------------- ------------------- -------------- ----------------
                                      148
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information


 HOTELS, RESTAURANTS & LEISURE (0.9%):

-                        84,153          -                84,153        Compass Group plc

16,300                   -               -                16,300        His Co., Ltd.

40,000                   -               -                40,000        Holidaybreak plc

58,412                   -               -                58,412        Homair SA*

10,500                   -               -                10,500        Tipp24 AG






 HOUSEHOLD DURABLES (0.5%):
                                                                        Babis Vovos International
36,067                   -               -                36,067        Construction SA*

23,000                   -               -                23,000        Fourlis Holdings SA






HOUSEHOLD PRODUCTS (0.3%):
                          Alapis Holding Industrial and
43,559                   -              -                        43,559       Commercial SA

-                        4,000          -                         4,000       Kao Corp.




   -                         417,501     -                      417,501

   338,675           -                   -                      338,675

   112,649           -                   -                      112,649

   97,696            -                   -                       97,696

   86,139            -                   -                       86,139
   ----------------- ------------------- -------------- ----------------


   635,159                   417,501     -                   1,052,660
   ----------------- ------------------- -------------- ----------------



   449,205           -                   -                      449,205

   160,671           -                   -                      160,671
   ----------------- ------------------- -------------- ----------------


   609,876           -                   -                      609,876
   ----------------- ------------------- -------------- ----------------



   32,836            -                   -                       32,836

   -                         121,158     -                      121,158

                                      149
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

-                        5,208          -                         5,208       Reckitt Benckiser Group plc





 INDUSTRIAL CONGLOMERATES (1.9%):

3,000                    -              -                         3,000       Bel Sofina
                              Compagnie Nationale A
4,000                    -              -                         4,000       Portefeuille

10,000                   -              -                        10,000       DCC plc

80,000                   -              -                        80,000       Mitie Group plc

-                        7,900          -                         7,900       Mitsubishi Corp.

100,000                  -              -                      100,000        Oxford Instruments plc

14,000                   -              -                        14,000       Rheinmetall AG

-                        6,790          -                         6,790       Siemens AG

-                        10,679         -                        10,679       Smiths Group plc






 INSURANCE (5.4%):

-                        11,492         -                        11,492       Assicurazioni Generali SpA


   -                         193,974     -                      193,974
   ----------------- ------------------- -------------- ----------------


   32,836                    315,132     -                      347,968
   ----------------- ------------------- -------------- ----------------


   200,438           -                   -                      200,438

   194,482           -                   -                      194,482

   143,467           -                   -                      143,467

   237,521           -                   -                      237,521

   -                         110,928     -                      110,928

   213,999           -                   -                      213,999

   454,247           -                   -                      454,247

   -                         509,579     -                      509,579

   -                         137,460     -                      137,460
   ----------------- ------------------- -------------- ----------------


   1,444,154                 757,967     -                   2,202,121
   ----------------- ------------------- -------------- ----------------



   -                         315,001     -                      315,001

                                      150
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

                          China Insurance International
261,000                  -              -                      261,000        Holdings Co., Ltd.

-                        224,331        -                      224,331        Corporacion Mapfre SA

2,400                    -              -                         2,400       Helvetia Patria Holding
                            Mitsui Sumitomo Insurance
-                        11,600         -                        11,600       Group Holdings, Inc.

-                        68             -                              68     Mizuho Financial Group, Inc.
                                                                              Muenchener
                                                                              Rueckversicherungs-Gesellscha
-                        1,557          -                         1,557       AG

-                        9,756          -                         9,756       QBE Insurance Group, Ltd.

-                        279,353        -                      279,353        RSA Insurance Group plc

-                        20,511         -                        20,511       Sampo OYJ, A Shares

-                        10,723         -                        10,723       SCOR  SE

-                        41,000         -                        41,000       Sompo Japan Insurance, Inc.

-                        5,700          -                         5,700       Tokio Marine Holdings, Inc.

9,000                    -              -                         9,000       TrygVesta AS

-                        4,229          -                         4,229       Zurich Financial Services AG



   403,878           -                   -                      403,878

   -                         760,422     -                      760,422

   521,596           -                   -                      521,596

   -                         370,046     -                      370,046

   -                         205,022     -                      205,022

ft
   -                         241,454     -                      241,454

   -                         177,290     -                      177,290

   -                         558,250     -                      558,250

   -                         383,066     -                      383,066

   -                         246,497     -                      246,497

   -                         300,315     -                      300,315

   -                         167,060     -                      167,060

   558,497           -                   -                      558,497

   -                         918,400     -                      918,400
   ----------------- ------------------- -------------- ----------------

                                      151
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

 INTERNET & CATALOG RETAIL (0.2%):

                  75,000   -                -                    75,000       Findel plc

4,500                      -                -                     4,500       Meetic*






 IT SERVICES (1.7%):

                  19,450   -                -                    19,450       Alten*

                  78,033   -                -                    78,033       Computershare, Ltd.

3,000                      -                -                     3,000       Easydentic*
                              NEC Networks & System
                  16,700   -                -                    16,700       Integration Corp.

3,350                      -                -                     3,350       Obic Co., Ltd.

                  23,000   -                -                    23,000       Sword Group






 LEISURE EQUIPMENT & PRODUCTS (0.2%):


   1,483,971              4,642,823      -                   6,126,794
   ----------------- ------------------- -------------- ----------------



   106,161           -                   -                      106,161

   66,016            -                   -                       66,016
   ----------------- ------------------- -------------- ----------------


   172,177           -                   -                      172,177
   ----------------- ------------------- -------------- ----------------



   413,762           -                   -                      413,762

   426,585           -                   -                      426,585

   44,303            -                   -                       44,303

   203,730           -                   -                      203,730

   548,260           -                   -                      548,260

   317,140           -                   -                      317,140
   ----------------- ------------------- -------------- ----------------


   1,953,780         -                   -                   1,953,780
   ----------------- ------------------- -------------- ----------------

                                      152
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

                  50,000   -                -                    50,000       Vitec Group plc


 MACHINERY (3.7%):

9,000                      -                -                     9,000       Andritz AG

                 180,000   -                -                  180,000        Assetco plc

                  90,315   -                -                    90,315       Bodycote plc

377                        -                -                        377      Bucher Industries AG
                          Daihatsu Diesel Manufacturing
                  80,000   -                -                    80,000       Co., Ltd.

6,000                      -                -                     6,000       Frigoglass SA

                  30,000   -                -                    30,000       FURUKAWA-SKY Aluminum Corp.

7,400                      -                -                     7,400       Glory, Ltd.

                  35,000   -                -                    35,000       Hamworthy plc

                  29,000   -                -                    29,000       Hisaka Works, Ltd.

                  17,020   -                -                    17,020       Hyunjin Materials Co., Ltd.*
                          Mitsubishi Heavy Industries,
-                          96,000           -                    96,000       Ltd.

3,900                      -                -                     3,900       Misumi Group, Inc.

9,600                      -                -                     9,600       Miura Co., Ltd.


   169,765           -                   -                      169,765
   ----------------- ------------------- -------------- ----------------



   230,013           -                   -                      230,013

   132,524           -                   -                      132,524

   160,632           -                   -                      160,632

   38,160            -                   -                       38,160

   515,352           -                   -                      515,352

   28,638            -                   -                       28,638

   72,462            -                   -                       72,462

   144,766           -                   -                      144,766

   120,303           -                   -                      120,303

   386,424           -                   -                      386,424

   312,856           -                   -                      312,856

   -                         428,424     -                      428,424

   46,796            -                   -                       46,796

   237,623           -                   -                      237,623
                                      153
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

                  55,000   -                -                    55,000       Nabtesco Corp.

                  95,000   -                -                    95,000       NIPPON THOMPSON Co., Ltd.

                  12,800   -                -                    12,800       OSG Corp.

                  19,000   -                -                    19,000       Union Tools Co.






 MARINE (0.5%):

-                          30,000           -                    30,000       Mitsui O.S.K. Lines, Ltd.

                  29,459   -                -                    29,459       Store Electronic*






 MEDIA (1.4%):

                 460,000   -                -                  460,000        C.I.R. SPA
                           Daily Mail & General Trust
                  55,000   -                -                    55,000       plc NV, Class A

                 119,927   -                -                  119,927        Fairfax Media, Ltd.

-                          16,597           -                    16,597       Reed Elsevier plc

                  73,000   -                -                    73,000       Television Broadcasts, Ltd.



   368,192           -                   -                      368,192

   398,958           -                   -                      398,958

   109,160           -                   -                      109,160

   433,891           -                   -                      433,891
   ----------------- ------------------- -------------- ----------------


   3,736,750                 428,424     -                   4,165,174
   ----------------- ------------------- -------------- ----------------



   -                         184,274     -                      184,274

   423,608           -                   -                      423,608
   ----------------- ------------------- -------------- ----------------


   423,608                   184,274     -                      607,882
   ----------------- ------------------- -------------- ----------------



   473,644           -                   -                      473,644

   214,575           -                   -                      214,575

   137,556           -                   -                      137,556

   -                         120,943     -                      120,943

   239,179           -                   -                      239,179


                                      154
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

                  35,000   -                -                    35,000       United Business Media, Ltd.

-                          4,368            -                     4,368       Vivendi Universal SA






 METALS & MINING (3.8%):

-                          14,489           -                    14,489       Anglo American plc

-                          14,424           -                    14,424       Arcelor

-                          9,993            -                     9,993       BHP Billiton plc

-                          40,964           -                    40,964       BHP Billiton, Ltd.

                 230,000   -                -                  230,000        China Molybdenum Co., Ltd.

                 104,000   -                -                  104,000        DAIDO STELL Co., Ltd.

                  84,000   -                -                    84,000       Dowa Holdings Co., Ltd.

                 152,968   -                -                  152,968        Iluka Resources, Ltd.*

-                          14,070           -                    14,070       Newcrest Mining, Ltd.

-                          6,685            -                     6,685       Rio Tinto plc

-                          8,029            -                     8,029       Rio Tinto, Ltd.

   257,605           -                   -                      257,605

   -                         142,196     -                      142,196
   ----------------- ------------------- -------------- ----------------


   1,322,559                 263,139     -                   1,585,698
   ----------------- ------------------- -------------- ----------------



   -                         330,871     -                      330,871

   -                         347,625     -                      347,625

   -                         188,191     -                      188,191

   -                         862,509     -                      862,509

   105,741           -                   -                      105,741

   314,686           -                   -                      314,686

   309,062           -                   -                      309,062

   497,823           -                   -                      497,823

   -                         333,604     -                      333,604

   -                         144,807     -                      144,807

   -                         214,995     -                      214,995

                                      155
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

                  14,152   -                -                    14,152       TK Corp.*

-                          3,653            -                     3,653       Vallourec SA






 MULTI-UTILITIES (1.8%):

                  52,907   -                -                    52,907       Acea SpA

                  10,000   -                -                    10,000       BKW FMB Energie AG

-                          4,087            -                     4,087       RWE AG






 MULTILINE RETAIL (0.2%):

4,563                      -                -                     4,563       Hyundai Dept. Store*


 OFFICE ELECTRONICS (0.6%):

-                          8,400            -                     8,400       Canon, Inc.

-                          31,000           -                    31,000       Ricoh Co., Ltd.



   253,710           -                   -                      253,710

   -                         415,429     -                      415,429
   ----------------- ------------------- -------------- ----------------


   1,481,022              2,838,031      -                   4,319,053
   ----------------- ------------------- -------------- ----------------



   716,707           -                   -                      716,707

   972,591           -                   -                      972,591

   -                         365,232     -                      365,232
   ----------------- ------------------- -------------- ----------------


   1,689,298                 365,232     -                   2,054,530
   ----------------- ------------------- -------------- ----------------



   225,842           -                   -                      225,842
   ----------------- ------------------- -------------- ----------------



   -                         263,747     -                      263,747

   -                         394,884     -                      394,884
   ----------------- ------------------- -------------- ----------------


   -                         658,631     -                      658,631
   ----------------- ------------------- -------------- ----------------


                                      156
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

 OIL, GAS & CONSUMABLE FUELS (7.1%):

3                          31,836           -                    31,839       BG Group plc

-                          95,469           -                    95,469       BP plc

-                          41,152           -                    41,152       Eni SpA

-                          6,807            -                     6,807       GDF Suez

                  20,000   -                -                    20,000       Hunting plc

                  50,000   -                -                    50,000       John Wood Group plc

8,100                      -                -                     8,100       MODEC, Inc.

-                          15,622           -                    15,622       National Grid plc

-                          88,000           -                    88,000       Osaka Gas Co., Ltd.

-                          13,742           -                    13,742       Royal Dutch Shell plc

-                          58,165           -                    58,165       Royal Dutch Shell plc

                  10,000   -                -                    10,000       Rubis

                  19,600   13,175           -                    32,775       SBM Offshore NV

-                          16,700           -                    16,700       SeaDrill, Ltd.

7,892                      -                -                     7,892       SFC Smart Fuel Cell AG*

-                          85,000           -                    85,000       TOKYO GAS CO., Ltd.


   -                         441,896     -                      441,896

   -                         731,333     -                      731,333

   -                         975,023     -                      975,023

   -                         337,092     -                      337,092

   120,951           -                   -                      120,951

   136,356           -                   -                      136,356

   157,384           -                   -                      157,384

   -                         154,350     -                      154,350

   -                         406,543     -                      406,543

   -                         359,133     -                      359,133

   -                      1,463,514      -                   1,463,514

   629,874           -                   -                      629,874

   256,812                   172,628     -                      429,440

   -                         136,204     -                      136,204

   75,085            -                   -                       75,085

   -                         430,830     -                      430,830
                                      157
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

-                          20,485           -                    20,485       Total SA


 PAPER & FOREST PRODUCTS (0.4%):

-                          46               -                          46     Nippon Paper Group, Inc.

-                          36,000           -                    36,000       Oji Paper Co., Ltd.





 PERSONAL PRODUCTS (0.3%):

                  13,000   -                -                    13,000       Oriflame Cosmetics SA


 PHARMACEUTICALS (7.3%):

-                          30,061           -                    30,061       AstraZeneca plc

1,552                      -                -                     1,552       Basilea Pharmaceutica AG*

                  40,000   -                -                    40,000       Dechra Pharmaceuticals plc

5,000                      -                -                     5,000       Gerresheimer AG

-                          55,036           -                    55,036       GlaxoSmithKline plc

                  13,000   -                -                    13,000       Ipsen SA


   -                      1,116,669      -                   1,116,669
   ----------------- ------------------- -------------- ----------------


   1,376,462              6,725,215      -                   8,101,677
   ----------------- ------------------- -------------- ----------------



   -                         190,260     -                      190,260

   -                         211,681     -                      211,681
   ----------------- ------------------- -------------- ----------------


   -                         401,941     -                      401,941
   ----------------- ------------------- -------------- ----------------


   376,891           -                   -                      376,891
   ----------------- ------------------- -------------- ----------------



   -                      1,217,735      -                   1,217,735

   219,080           -                   -                      219,080

   211,841           -                   -                      211,841

   139,032           -                   -                      139,032

   -                      1,021,462      -                   1,021,462

   507,536           -                   -                      507,536
                                      158
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

                           Laboratorios Farmaceuticos
7,428                      -                -                     7,428       Rovi SA
                          Nichi-iko Pharmaceutical Co.,
                  25,800   -                -                    25,800       Ltd.

-                          23,291           -                    23,291       Novartis AG, Registered Share

                  25,000   -                -                    25,000       Pronova BioPharma AS*

-                          5,028            -                     5,028       Roche Holding AG

-                          7,961            -                     7,961       Sanofi-Aventis SA, ADR
                           Takeda Chemical Industries,
-                          8,600            -                     8,600       Ltd.

7,600                      -                -                     7,600       Tsumura & Co.

6,500                      -                -                     6,500       Virbac SA

2,412                      -                -                     2,412       Yuhan Corp.*






 REAL ESTATE MANAGEMENT & DEVELOPMENT (0.5%):

                 658,000   -                -                       658,000   Agile Property Holdings, Ltd.

                  62,500   -                -                  62,500         Grainger Trust plc

-                          19,000           -                  19,000         Swire Pacific, Ltd., Class A



   60,753            -                   -                       60,753

   803,100           -                   -                      803,100

s  -                      1,167,477      -                   1,167,477

   83,146            -                   -                       83,146

   -                         774,306     -                      774,306

   -                         505,577     -                      505,577

   -                         446,202     -                      446,202

   281,980           -                   -                      281,980

   523,714           -                   -                      523,714

   420,462           -                   -                      420,462
   ----------------- ------------------- -------------- ----------------


   3,250,644              5,132,759      -                   8,383,403
   ----------------- ------------------- -------------- ----------------



   347,204           -                   -                      347,204

   123,051           -                   -                      123,051

   -                         131,746     -                      131,746
   ----------------- ------------------- -------------- ----------------


                                      159
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

 RETAIL REIT (0.2%):

                 238,000   -                -                       238,000   CapitaMall Trust


 ROAD & RAIL (0.4%):

-                          59               -                  59             East Japan Railway Co.


 SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.1%):

                  65,000   -                -                  65,000         CSR plc*


 SOFTWARE (1.7%):

                  15,079   -                -                  15,079         Exact Holding NV

                 131,000   -                -                       131,000   F-Secure OYJ

1,576                      -                -                  1,576          Invision Software AG*

-                          1,300            -                  1,300          Nintendo Co., Ltd.

-                          4,014            -                  4,014          SAP AG

                  32,000   -                -                  32,000         Smartrac NV*

                  13,000   -                -                  13,000         Temenos Group AG*


   470,255                   131,746     -                      602,001
   ----------------- ------------------- -------------- ----------------



   265,073           -                   -                      265,073
   ----------------- ------------------- -------------- ----------------



   -                         466,781     -                      466,781
   ----------------- ------------------- -------------- ----------------



   159,132           -                   -                      159,132
   ----------------- ------------------- -------------- ----------------



   277,085           -                   -                      277,085

   345,062           -                   -                      345,062

   8,910             -                   -              8,910

   -                         499,563     -                      499,563

   -                         142,731     -                      142,731

   547,320           -                   -                      547,320

   173,578           -                   -                      173,578
   ----------------- ------------------- -------------- ----------------


   1,351,955                 642,294     -                   1,994,249
   ----------------- ------------------- -------------- ----------------


                                      160
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

 SPECIALTY RETAIL (3.2%):

                  49,100   -                -                  49,100         Arcs Co., Ltd.

-                                   14,400  -                  14,400         FamilyMart Co., Ltd.

                  40,000   -                -                  40,000         Jumbo SA

                 120,000   -                -                       120,000   Mobilezone Holding AG

                  19,000   -                -                  19,000         Nishimatsuya Chain Co., Ltd.

                  29,000   -                -                  29,000         Saft Groupe SA

                  13,600   -                -                  13,600         Tsutsumi Jewelry Co., Ltd.






 TEXTILES, APPAREL & LUXURY GOODS (0.9%):

-                          6,100            -                  6,100          Fast Retailing Co., Ltd.
                           Prime Success International
                 868,000   -                -                       868,000   Group, Ltd.






 TOBACCO (1.9%):

-                                   41,070  -                  41,070         British American Tobacco plc


   820,982           -                   -                      820,982

   -                         625,699     -                      625,699

   242,450           -                   -                      242,450

   760,747           -                   -                      760,747

   173,725           -                   -                      173,725

   783,390           -                   -                      783,390

   289,417           -                   -                      289,417
   ----------------- ------------------- -------------- ----------------


   3,070,711                 625,699     -                   3,696,410
   ----------------- ------------------- -------------- ----------------



   -                         889,212     -                      889,212

   141,992           -                   -                      141,992
   ----------------- ------------------- -------------- ----------------


   141,992                   889,212     -                   1,031,204
   ----------------- ------------------- -------------- ----------------



   -                      1,066,878      -                   1,066,878


                                      161
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

-                          9,976            -                  9,976          Imperial Tobacco Group plc

                  55,000   -                -                  55,000         Swedish Match AB






 TRADING COMPANIES & DISTRIBUTORS (0.1%):

                  35,000   -                -                  35,000         Sig plc


 TRANSPORTATION INFRASTRUCTURE (0.7%):

                  15,000   -                -                  15,000         Forth Ports plc

                  63,000   -                -                  63,000         Hopewell Holdings, Ltd.

                 343,000   -                -                       343,000   Smrt Corp., Ltd.






 WIRELESS TELECOMMUNICATION SERVICES (1.2%):

-                                   21,401  -                  21,401         Deutsche Telekom AG

                  12,000   -                -                  12,000         Elisa Oyj

-                          145              -                  145            NTT DoCoMo, Inc.

-                                  289,078  -                       289,078   Vodafone Group plc


   -                         266,425     -                      266,425

   787,772           -                   -                      787,772
   ----------------- ------------------- -------------- ----------------


   787,772                1,333,303      -                   2,121,075
   ----------------- ------------------- -------------- ----------------



   90,340            -                   -                       90,340
   ----------------- ------------------- -------------- ----------------



   198,654           -                   -                      198,654

   208,390           -                   -                      208,390

   395,032           -                   -                      395,032
   ----------------- ------------------- -------------- ----------------


   802,076           -                   -                      802,076
   ----------------- ------------------- -------------- ----------------



   -                         324,516     -                      324,516

   207,689           -                   -                      207,689

   -                         285,900     -                      285,900

   -                         581,806     -                      581,806
   ----------------- ------------------- -------------- ----------------

                                      162
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

 TOTAL COMMON STOCKS

  (COST $157,807,719)

 INVESTMENT COMPANY (5.1%):
                           Dreyfus Treasury Prime Cash
              1,923,670         3,894,963   -                   5,818,633    Management, 0.17%(b)



 TOTAL INVESTMENT COMPANY

  (COST $5,818,633)

 WARRANTS (0.0%):
 CONTAINERS & PACKAGING (0.0%):

74,500                    -                 -                 74,500         Goodpack, Ltd.



 TOTAL WARRANTS

  (COST $--)


 TOTAL INVESTMENT SECURITIES
  (COST $163,626,352)(B)--101.0%

 NET OTHER ASSETS (LIABILITIES) -- (0.9)%
 Adjustments for Reorganization Fees (c)- (0.1)%

 NET ASSETS -- 100.0%


   207,689                1,192,222      -                   1,399,911
   ----------------- ------------------- -------------- ----------------

 55,919,299              53,499,348      -                  109,418,647
   ----------------- ------------------- -------------- ----------------




   1,923,670              3,894,963     -                    5,818,633
   ----------------- ------------------ --------------- ----------------


   1,923,670              3,894,963     -                    5,818,633
   ----------------- ------------------ --------------- ----------------





   6,207             -                  -               6,207
   ----------------- ------------------ --------------- ----------------


   6,207             -                  -               6,207
   ----------------- ------------------ --------------- ----------------



   57,849,176           57,394,311      -                115,243,487


    421,226            (1,443,848)       -                  (1,022,622)
                                         -                     (85,000)
   ----------------- ------------------ --------------- ----------------

     $ 58,270,402      $55,950,463      $-                 $114,135,865
   ================= ================== =============== ================




                                      163
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

        Percentages indicated are based on net assets as of December 31, 2008.
        *         Non-income producing security
        ADR       --American Depository Receipt
        PLC       --Public Liability Co.
        SPA       --Standby Purchase Agreement

        (a) Rule 144A, Section 4(z) or other security which is restricted to resale to institutional investors. The manager has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

        (b) The rate presented represents the effective yield at December
            31, 2008.

        (c) Represents the estimated reorganization fees and expenses that are to be expected to be paid by the Funds.

        (d) Cost for federal income tax purposes is $165,596,874. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

                  Unrealized appreciation                                 $3,814,932
                  Unrealized depreciation                                (54,168,319)
                                                                       --------------
                  Net unrealized depreciation                           $(50,353,387)
                                                                       ==============

                                      164
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information


AZL JPMORGAN U.S. EQUITY FUND
PRO FORMA COMBINED SCHEDULE OF PORTFOLIO INVESTMENTS
(Unaudited)


                                               AZL JPMORGAN LARGE CAP
AZL JPMORGAN U.S. EQUITY FUND                       EQUITY FUND                   PRO FORMA   SECURITY DESCRIPTION
SHARES                                                 SHARES                  COMBINED SHARES
COMMON STOCKS ( 97.9%)
AEROSPACE & DEFENSE ( 2.2%):
 3,590                                                                                3,590  BE Aerospace, Inc.*

 6,940                                                   6,900                       13,840  Boeing Co. (The)

 1,660                                                                                1,660  Ceradyne, Inc.*

 370                                                                                    370  Cubic Corp.
                                                                                             DynCorp International,
 60                                                                                      60  Inc., Class A *
                                                                                             Esterline Technologies
  1,410                                                                               1,410  Corp.*

  3,800                                                                               3,800  General Dynamics Corp.

  1,430                                                                               1,430  Goodrich Corp.
                                                                                             Honeywell International,
  7,400                                                                               7,400  Inc.
                                                                                             L-3 Communications
  2,350                                                                               2,350  Holdings, Inc.

  800                                                                                   800  Lockheed Martin Corp.

   10,930                                                                            10,930  Northrop Grumman Corp.

  850                                                                                   850  Orbital Sciences Corp.*

  2,060                                                                               2,060  Precision Castparts Corp.

  4,900                                                                               4,900  Raytheon Co.
                                                                                             Spirit Aerosystems
  1,300                                                                               1,300  Holdings, Inc.*

                  AZL JPMORGAN
  AZL JPMORGAN      LARGE CAP
U.S. EQUITY FUND   EQUITY FUND       PRO FORMA
                                  COMBINED FAIR
   FAIR VALUE      FAIR VALUE         VALUE


        $ 27,607                         $ 27,607

         296,130        294,423           590,553

          33,715                           33,715

          10,064                           10,064

             910                              910

          53,425                           53,425

         218,842                          218,842

          52,939                           52,939

         242,942                          242,942

         173,383                          173,383

          67,264                           67,264

         492,287                          492,287

          16,600                           16,600

         122,529                          122,529

         250,096                          250,096

          13,221                           13,221

                                      165
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



  800                                                                                   800  Triumph Group, Inc.

  4,740                                                                               4,740  United Technologies Corp.


AIR FREIGHT & LOGISTICS ( 0.0%):

  760                                                                                   760  HUB Group, Inc., Class A*

  450                                                                                   450  Pacer International, Inc.

  750                                                                                   750  UTi Worldwide, Inc.


AIRLINES ( 0.1%):

  730                                                                                   730  Alaska Air Group, Inc.*
                                                                                             Continental Airlines,
  2,680                                                                               2,680  Inc., Class B*

  1,800                                                                               1,800  SkyWest, Inc.

  3,800                                                                               3,800  UAL Corp.

  3,450                                                                               3,450  US Airways Group, Inc.*


AUTO COMPONENTS ( 0.3%):

  2,390                                                                               2,390  ArvinMeritor, Inc.

  2,230                                                                               2,230  Autoliv, Inc.

  1,910                                                                               1,910  BorgWarner, Inc.

          33,968                           33,968

         254,064                          254,064

       2,359,986        294,423         2,654,409


          20,163                           20,163

           4,693                            4,693

          10,755                           10,755

          35,611                           35,611


          21,353                           21,353

          48,401                           48,401

          33,480                           33,480

          41,876                           41,876

          26,668                           26,668

         171,778                          171,778


           6,811                            6,811

          47,856                           47,856

          41,581                           41,581


                                      166
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



  210                                                                                   210  Exide Technologies*

 20                                                                                      20  Federal-Mogul Corp.*

  2,360                                                                               2,360  Gentex Corp.
                                                                                             Goodyear Tire & Rubber
  5,680                                                                               5,680  Co.*

  5,930                                                                               5,930  Johnson Controls, Inc.

  2,930                                                                               2,930  Lear Corp.*
                                                                                             TRW Automotive Holdings
  4,430                                                                               4,430  Corp.*

  2,680                                                                               2,680  WABCO Holdings, Inc.


AUTOMOBILES ( 0.0%):

  3,400                                                                               3,400  Oshkosh Truck Corp.

  1,950                                                                               1,950  Thor Industries, Inc.


BEVERAGES ( 0.4%):

  7,040                                                                               7,040  Coca-Cola Co.

  4,180                                                                               4,180  PepsiCo, Inc.


BIOTECHNOLOGY ( 2.4%):

  6,340                                       40,500                                 46,840  Amgen, Inc.*


           1,111                            1,111

              85                               85

          20,839                           20,839

          33,909                           33,909

         107,689                          107,689

           4,131                            4,131

          15,948                           15,948

          42,317                           42,317

         322,277                          322,277


          30,226                           30,226

          25,701                           25,701

          55,927                           55,927


         318,701                          318,701

         228,938                          228,938

         547,639                          547,639


         366,135      2,338,875         2,705,010


                                      167
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information


                                                                                             Cubist Pharmaceuticals,
  1,050                                                                               1,050  Inc.*

  724                                                                                   724  Facet Biotech Corp.

  2,500                                                                               2,500  Genentech, Inc.*

  740                                                                                   740  Martek Biosciences Corp.


BUILDING PRODUCTS ( 0.1%):
                                                                                             Armstrong World
  1,020                                                                               1,020  Industries, Inc.

  1,500                                                                               1,500  Lennox International, Inc.

  1,290                                                                               1,290  Louisiana-Pacific Corp.

  1,900                                                                               1,900  Owens Corning, Inc.*
                                                                                             Simpson Manufacturing
  230                                                                                   230  Co., Inc.


CAPITAL MARKETS ( 3.6%):

  2,070                                                                               2,070  Ameriprise Financial, Inc.

  450                                                                                   450  BlackRock, Inc.

 40                                                                                      40  Cohen & Steers, Inc.

   11,920                                                                            11,920  E*TRADE Financial Corp.*

  2,150                                                                               2,150  Franklin Resources, Inc.

  2,470                                                  4,200                        6,670  Goldman Sachs Group, Inc.

          25,368                           25,368

           6,943                            6,943

         207,275                          207,275

          22,430                           22,430

         628,151  2,338,875             2,967,026


          22,053                           22,053

          48,435                           48,435

           2,012                            2,012

          32,870                           32,870

           6,385                            6,385

         111,755                          111,755


          48,355                           48,355

          60,368                           60,368

             440                              440

          13,708                           13,708

         137,127                          137,127

         208,443        354,438           562,881

                                      168
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information


                                                                                             Interactive Brokers
  1,700                                                                               1,700  Group, Inc., Class A*
                                                                                             Investment Technology
  500                                                                                   500  Group, Inc.*

  2,860                                                                               2,860  Janus Capital Group, Inc.

  690                                                                                   690  Jefferies Group, Inc.

  2,290                                                                               2,290  Knight Capital Group, Inc.

  600                                                                                   600  Lazard, Ltd., Class A

  2,100                                                                               2,100  Legg Mason, Inc.

                                                      128,050                       128,050  Merrill Lynch & Co., Inc.

  720                                                                                   720  Piper Jaffray Cos., Inc.*

                                                        41,900                       41,900  State Stree Corp.

  3,680                                                                               3,680  T. Rowe Price Group, Inc.
                                                                                             TD AMERITRADE Holding
  7,770                                                                               7,770  Corp.*


CHEMICALS ( 0.8%):
                                                                                             Air Products & Chemicals,
  400                                                                                   400  Inc.

  3,872                                                                               3,872  Ashland, Inc.

  350                                                                                   350  Cabot Corp.

  2,330                                                                               2,330  Celanese Corp., Series A
                                                                                             CF Industries Holdings,
  810                                                                                   810  Inc.


          30,413                           30,413

          11,360                           11,360

          22,966                           22,966

           9,701                            9,701

          36,984                           36,984

          17,844                           17,844

          46,011                           46,011

                      1,490,502         1,490,502

          28,627                           28,627

                      1,647,927         1,647,927

         130,419                          130,419

         110,722                          110,722

         913,488      3,492,867         4,406,355


          20,108                           20,108

          40,695                           40,695

           5,355                            5,355

          28,962                           28,962

                                      169
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information


  6,910                                                                               6,910  Chemtura Corp.

  1,080                                                                               1,080  Cytec Industries, Inc.

  2,890                                                                               2,890  Dow Chemical Co. (The)
                                                                                             E.I. du Pont de Nemours &
  1,210                                                                               1,210  Co.

  1,020                                                                               1,020  Eastman Chemical Co.

  1,240                                                                               1,240  Ferro Corp.

  2,020                                                                               2,020  H.B. Fuller Co.

  440                                                                                   440  Koppers Holdings, Inc.
                                                                                             Minerals Technologies,
  680                                                                                   680  Inc.

  2,700                                                                               2,700  Monsanto Co.

  8,790                                                                               8,790  Mosaic Co.

  2,240                                                                               2,240  Nalco Holding Co.

  440                                                                                   440  NewMarket Corp.

  2,400                                                                               2,400  NOVA Chemicals Corp

  1,230                                                                               1,230  Olin Corp.

 50                                                                                      50  OM Group, Inc.*

  1,040                                                                               1,040  Rockwood Holdings, Inc.*

  2,430                                                                               2,430  RPM International, Inc.


          39,819                           39,819

           9,674                            9,674

          22,918                           22,918

          43,610                           43,610

          30,613                           30,613

          32,344                           32,344

           8,742                            8,742

          32,542                           32,542

           9,513                            9,513

          27,812                           27,812

         189,945                          189,945

         304,134                          304,134

          25,850                           25,850

          15,360                           15,360

          11,448                           11,448

          22,238                           22,238

           1,055                            1,055

          11,232                           11,232

                                      170
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information


  680                                                                                   680  Scotts Co., Class A

  130                                                                                   130  Valhi, Inc.

  1,820                                                                               1,820  Valspar Corp. (The)

  280                                                                                   280  W. R. Grace & Co.*

  880                                                                                   880  Westlake Chemical Corp.


COMMERCIAL BANKS ( 0.8%):

  5,180                                                                               5,180  Colonial Bancgroup, Inc.

  2,380                                                                               2,380  East West Bancorp, Inc.

  700                                                                                   700  First Bancorp
                                                                                             First Citizens
 10                                                                                      10  BancShares, Inc., Class A
                                                                                             First Commonwealth
 30                                                                                      30  Financial Corp.
                                                                                             First Horizon National
  6,538                                                                               6,538  Corp.
                                                                                             First Midwest Bancorp,
  900                                                                                   900  Inc.

  300                                                                                   300  Hancock Holding Co.
                                                                                             International Bancshares
  640                                                                                   640  Corp.
                                                                                             National Penn Bancshares,
  1,480                                                                               1,480  Inc.

          32,295                           32,295

          20,210                           20,210

           1,391                            1,391

          32,924                           32,924

           1,672                            1,672

          14,335                           14,335

       1,036,796                        1,036,796


          10,723                           10,723

          38,009                           38,009

           7,798                            7,798

           1,528                            1,528

             371                              371

          69,108                           69,108

          17,973                           17,973

          13,638                           13,638

          13,971                           13,971

          21,475                           21,475

                                      171
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information


                                                                                             NewAlliance Bancshares,
  660                                                                                   660  Inc.

  1,320                                                                               1,320  Old National Bancorp

  2,460                                                                               2,460  Pacific Capital Bancorp

  1,050                                                                               1,050  PacWest Bancorp

 80                                                                                      80  Park National Corp.

  6,430                                                                               6,430  Popular, Inc.

  7,120                                                                               7,120  Regions Financial Corp.

  550                                                                                   550  Sterling Financial Corp.
                                                                                             Susquehanna Bancshares,
  1,560                                                                               1,560  Inc.

  2,380                                                                               2,380  Terra Industries, Inc.

  640                                                                                   640  Trustmark Corp.

  7,950                                                                               7,950  U.S. Bancorp

  2,430                                                                               2,430  UCBH Holdings, Inc.

  850                                                                                   850  Umpqua Holdings Corp.
                                                                                             United Community Banks,
  491                                                                                   491  Inc.

  2,390                                                                               2,390  Webster Financial Corp.

  8,560                                                                               8,560  Wells Fargo & Co.

  440                                                                                   440  Whitney Holding Corp.



           8,692                            8,692

          23,971                           23,971

          41,525                           41,525

          28,245                           28,245

           5,740                            5,740

          33,179                           33,179

          56,675                           56,675

           4,840                            4,840

          24,820                           24,820

          39,674                           39,674

          13,818                           13,818

         198,829                          198,829

          16,718                           16,718

          12,299                           12,299

           6,673                            6,673

          32,934                           32,934

         252,349                          252,349

           7,036                            7,036


                                      172
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

  100                                                                                   100  Wintrust Financial Corp.

  780                                                                                   780  Zions Bancorp


COMMERCIAL SERVICES & SUPPLIES ( 0.9%):

  690                                                                                   690  Administaff, Inc.
                                                                                             American Reprographics
  200                                                                                   200  Co.*

  2,380                                                                               2,380  Avis Budget Group, Inc.*

  870                                                                                   870  Brink's Co. (The)

  270                                                                                   270  Clean Harbors, Inc.*
                                                                                             Clear Channel Outdoor
  1,050                                                                               1,050  Holdings, Inc., Class A*

  830                                                                                   830  Copart, Inc.*
                                                                                             Corporate Executive Board
  820                                                                                   820  Co.

  600                                                                                   600  CoStar Group, Inc.*

  3,010                                                                               3,010  Deluxe Corp.

  120                                                                                   120  EnergySolutions, Inc.

  1,680                                                                               1,680  Equifax, Inc.

  2,830                                                                               2,830  Fair Isaac Corp.
                                                                                             First Advantage Corp.,
  190                                                                                   190  Class A*

           2,057                            2,057

          19,118                           19,118

       1,023,786                        1,023,786


          14,932                           14,932

           1,380                            1,380

           1,666                            1,666

          23,386                           23,386

          17,129                           17,129

           6,457                            6,457

          22,568                           22,568

          18,089                           18,089

          19,764                           19,764

          45,030                           45,030

             678                              678

          44,554                           44,554

          47,714                           47,714

           2,688                            2,688

                                      173
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

  940                                                                                   940  Frontline, Ltd.

  720                                                                                   720  Harte-Hanks, Inc.
                                                                                             Heartland Payment
  290                                                                                   290  Systems, Inc.

  1,860                                                                               1,860  Herman Miller, Inc.
                                                                                             Hertz Global Holdings,
  6,070                                                                               6,070  Inc.*

  1,250                                                                               1,250  Hewitt Associates, Inc.*

  2,070                                                                               2,070  HNI Corp.

  1,690                                                                               1,690  Interface, Inc.

  2,680                                                                               2,680  Korn/Ferry International*

  2,090                                                                               2,090  Lamar Advertising Co.*

 30                                                                                      30  M & F Worldwide Corp.*

  1,490                                                                               1,490  Manpower, Inc.

  4,760                                                                               4,760  Monster Worldwide, Inc.*

  5,360                                                                               5,360  MPS Group, Inc.*

  340                                                                                   340  Navigant Consulting, Inc.*

  2,200                                                                               2,200  Pitney Bowes, Inc.

  3,170                                                                               3,170  R.R. Donnelley & Sons Co.
                                                                                             Resources Connection,
  1,700                                                                               1,700  Inc.*

          27,833                           27,833

           4,493                            4,493

           5,075                            5,075

          24,236                           24,236

          30,775                           30,775

          35,475                           35,475

          32,789                           32,789

           7,842                            7,842

          30,606                           30,606

          26,250                           26,250

             463                              463

          50,645                           50,645

          57,548                           57,548

          40,361                           40,361

           5,396                            5,396

          56,056                           56,056

          43,049                           43,049

          27,846                           27,846


                                      174
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

                                                                                             Robert Half
  3,160                                                                               3,160  International, Inc.

  5,170                                                                               5,170  Steelcase, Inc., Class A

  1,990                                                                               1,990  TeleTech Holdings, Inc.*
                                                                                             Ticketmaster
  780                                                                                   780  Entertainment, Inc.*

  930                                                                                   930  Trueblue, Inc.*

  380                                                                                   380  United Stationers, Inc.*

  900                                                                                   900  Vail Resorts, Inc.*

  230                                                                                   230  Viad Corp.

  1,380                                                                               1,380  Warner Music Group Corp.

  2,500                                                                               2,500  Waste Management, Inc.
                                                                                             Watson Wyatt Worldwide,
  920                                                                                   920  Inc.


COMMUNICATIONS EQUIPMENT ( 3.0%):

  9,890                                                                               9,890  3 Com Corp.*

  2,380                                                                               2,380  ADTRAN, Inc.

  2,530                                                                               2,530  Avocent Corp.*

  4,055                                                                               4,055  Ciena Corp.*

   60,460                                             117,100                       177,560  Cisco Systems, Inc.*

          65,791                           65,791

          29,055                           29,055

          16,616                           16,616

           5,008                            5,008

           8,900                            8,900

          12,726                           12,726

          23,940                           23,940

           5,690                            5,690

           4,168                            4,168

          82,850                           82,850

          43,994                           43,994

       1,071,511                        1,071,511


          22,549                           22,549

          35,414                           35,414

          45,312                           45,312

          27,169                           27,169

         985,498      1,908,730         2,894,228

                                      175
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

  2,940                                                                               2,940  CommScope, Inc.*
                                                                                             Comtech
  290                                                                                   290  Telecommunications Corp.*

  9,210                                                                               9,210  Corning, Inc.

  1,480                                                                               1,480  Harris Corp.

   12,760                                                                            12,760  JDS Uniphase Corp.*

  3,010                                                                               3,010  Plantronics, Inc.

  2,250                                                                               2,250  Polycom, Inc.*

  7,980                                                                               7,980  QUALCOMM, Inc.

  190                                                                                   190  Sonus Networks, Inc.*

  290                                                                                   290  Starent Networks Corp.*

  2,140                                                                               2,140  Tekelec*

   14,000                                                                            14,000  Tellabs, Inc.*

  160                                                                                   160  ViaSat, Inc.*


COMPUTERS & PERIPHERALS ( 6.2%):

  4,270                                                                               4,270  Apple, Inc.*

  660                                                                                   660  Avid Technology, Inc.*
                                                                                             Brocade Communications
   13,530                                                                            13,530  Systems, Inc.*

                                      176
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

  3,510                                                                               3,510  Dell, Inc.*
                                                                                             Electronics For Imaging,
  940                                                                                   940  Inc.*

   13,440                                               37,700                       51,140  EMC Corp.*

  5,550                                                                               5,550  Emulex Corp.*

   28,720                                               53,050                       81,770  Hewlett-Packard Co.

  810                                                                                   810  Intermec, Inc.*
                                                                                             International Business
   13,130                                               25,150                       38,280  Machines Corp.
                                                                                             Lexmark International,
  2,150                                                                               2,150  Inc.*

  3,270                                                                               3,270  NCR Corp.*

  2,010                                                                               2,010  NetApp, Inc.*

  5,060                                                                               5,060  QLogic Corp.*

  3,730                                                                               3,730  SanDisk Corp.*

   18,530                                                                            18,530  Seagate Technology

  1,930                                                                               1,930  Synaptics, Inc.*

  3,310                                                                               3,310  Western Digital Corp.*


          45,688                           45,688

          13,288                           13,288

          87,771                           87,771

          56,314                           56,314

          46,574                           46,574

          39,732                           39,732

          30,397                           30,397

         285,923                          285,923

             300                              300

           3,460                            3,460

          28,548                           28,548

          57,680                           57,680

           3,853                            3,853

       1,815,470      1,908,730         3,724,200


         364,444                          364,444

           7,201                            7,201

          37,884                           37,884


CONSTRUCTION & ENGINEERING ( 0.4%):

 50                                                                                      50  Aecom Technology Corp.*


          35,942                           35,942

           8,986                            8,986

         140,717        394,719           535,436

          38,739                           38,739

       1,042,249      1,925,184         2,967,433

          10,757                           10,757

       1,105,021      2,116,624         3,221,645

          57,835                           57,835

          46,238                           46,238

          28,080                           28,080

          68,006                           68,006

          35,808                           35,808

          82,088                           82,088

          31,961                           31,961

          37,899                           37,899

       3,179,855      4,436,527         7,616,382


                                      177
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

  1,990                                                                               1,990  Centex Corp.
                                                                                             Chicago Bridge & Iron
                                                                                             Co., New York Registered
  3,050                                                                               3,050  Shares

  3,060                                                                               3,060  Emcor Group, Inc.*

  3,720                                                                               3,720  Fluor Corp.

  1,160                                                                               1,160  Granite Construction, Inc.

  830                                                                                   830  KBR, Inc.
                                                                                             Navistar International
  1,060                                                                               1,060  Corp.*

  2,250                                                                               2,250  Perini Corp.*

  350                                                                                   350  Pulte Homes, Inc.

  1,280                                                                               1,280  Shaw Group, Inc.*


CONSUMER FINANCE ( 0.4%):

                                                        19,700                       19,700  American Express Co.

  3,120                                                                               3,120  AmeriCredit Corp.*
                                                                                             Cash America
  1,490                                                                               1,490  International, Inc.

  350                                                                                   350  EZCORP, Inc., Class A*



           1,537                            1,537

          21,174                           21,174


          30,652                           30,652

          68,636                           68,636

         166,916                          166,916

          50,959                           50,959

          12,616                           12,616

          22,663                           22,663

          52,605                           52,605

           3,825                            3,825

          26,202                           26,202

         457,785                          457,785


                        365,435           365,435

          23,837                           23,837

          40,751                           40,751

           5,324                            5,324

          69,912        365,435           435,347

                                      178
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

CONTAINERS & PACKAGING ( 0.2%):

  2,340                                                                               2,340  Owens-Illinois, Inc.*

  1,120                                                                               1,120  Packaging Corp. of America

  780                                                                                   780  Rock-Tenn Co., Class A

  2,840                                                                               2,840  Sealed Air Corp.

  1,910                                                                               1,910  Sonoco Products Co.

  7,190                                                                               7,190  Temple Inland, Inc.
                                                                                             Textainer Group Holdings,
  220                                                                                   220  Ltd.


DISTRIBUTORS ( 0.1%):
                                                                                             Ingram Micro, Inc., Class
  4,040                                                                               4,040  A*

  760                                                                                   760  LKQ Corp.*

  2,470                                                                               2,470  WESCO International, Inc.*


DIVERSIFIED CONSUMER SERVICES ( 0.1%):
                                                                                             Brink's Home Security
  480                                                                                   480  Holdings, Inc.*

  1,940                                                                               1,940  Career Education Corp.*

  970                                                                                   970  Corinthian Colleges, Inc.*
                                                                                             Interval Leisure Group,
  780                                                                                   780  Inc.*



          63,952                           63,952

          15,075                           15,075

          26,660                           26,660

          42,430                           42,430

          44,236                           44,236

          34,512                           34,512

           2,332                            2,332

         229,197                          229,197


          54,095                           54,095

           8,862                            8,862

          47,498                           47,498

         110,455                          110,455


          10,522                           10,522

          34,803                           34,803

          15,879                           15,879

           4,204                            4,204


                                      179
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

  620                                                                                   620  Regis Corp.

  470                                                                                   470  RSC Holdings, Inc.*
                                                                                             Service Corp.
  4,000                                                                               4,000  International


DIVERSIFIED FINANCIAL SERVICES ( 5.1%):
                                                                                             Affiliated Managers
  250                                                                                   250  Group, Inc.*

   25,578                                               29,628                       55,206  Bank of America Corp.
                                                                                             Capital One Financial
  1,040                                                 15,280                       16,320  Corp.

  760                                                                                   760  Cathay General Bancorp

  7,090                                                                               7,090  CIT Group, Inc.

                                                      223,400                       223,400  Citigroup, Inc.
                                                                                             Discover Financial
  6,530                                                                               6,530  Services

  740                                                                                   740  FirstMerit Corp.
                                                                                             GAMCO Investors, Inc.,
  150                                                                                   150  Class A

 70                                                                                      70  GLG Partners, Inc.

  380                                                                                   380  Greenhill & Co., Inc.

   15,174                                               36,300                       51,474  JP Morgan Chase & Co.

  550                                                                                   550  KBW, Inc.*

           9,009                            9,009

           4,004                            4,004

          19,880                           19,880

          98,301                           98,301


          10,480                           10,480

         360,138        417,162           777,300

          33,165        487,279           520,444

          18,050                           18,050

          32,188                           32,188

                      1,499,014         1,499,014

          62,231                           62,231

          15,237                           15,237

           4,098                            4,098

             159                              159

          26,513                           26,513

         478,436      1,144,539         1,622,975

          12,650                           12,650


                                      180
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

  510                                                                                   510  Nelnet, Inc., Class A

  4,060                                                 51,600                       55,660  NYSE Euronext

  1,030                                                                               1,030  PHH Corp.*

 20                                                                                      20  PICO Holdings, Inc.*

  1,280                                                                               1,280  SEI Investments Co.

  560                                                                                   560  Stifel Financial Corp.*

  120                                                                                   120  Student Loan Corp. (The)

  133                                                                                   133  Tree.Com Inc.*


DIVERSIFIED TELECOMMUNICATION SERVICES (1.8%):

   37,619                                               14,100                       51,719  AT&T, Inc.

  4,580                                                                               4,580  Cincinnati Bell, Inc.*

  1,370                                                                               1,370  EchoStar Corp., Class A*

  2,100                                                                               2,100  Embarq Corp.

  1,930                                                                               1,930  MasTec, Inc.*
                                                                                             Premiere Global Services,
  1,340                                                                               1,340  Inc.*
                                                                                             Qwest Communications
   16,680                                                                            16,680  International, Inc.

  4,630                                                                               4,630  tw telecom, Inc.*

           7,308                            7,308

         111,163      1,412,808         1,523,971

          13,112                           13,112

             532                              532

          20,109                           20,109

          25,676                           25,676

           4,920                            4,920

             346                              346

       1,236,511      4,960,802         6,197,313



       1,072,142        401,850         1,473,992

           8,839                            8,839

          20,372                           20,372

          75,516                           75,516

          22,350                           22,350

          11,537                           11,537

          60,715                           60,715

          39,216                           39,216


                                      181
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

                                                                                             Verizon Communications,
   14,530                                                                            14,530  Inc.

  5,420                                                                               5,420  Windstream Corp.


ELECTRIC UTILITIES ( 0.2%):

   12,010                                                                            12,010  Duke Energy Corp.

  4,540                                                                               4,540  Reliant Energy, Inc.*

  760                                                                                   760  Unisource Energy Corp.


ELECTRICAL EQUIPMENT ( 0.5%):

  940                                                                                   940  A.O. Smith Corp.

  1,670                                                                               1,670  Acuity Brands, Inc.

  2,550                                                                               2,550  Baldor Electric Co.

  2,370                                                                               2,370  Belden CDT, Inc.

  550                                                                                   550  Brady Corp., Class A
                                                                                             Cooper Industries, Ltd.,
  1,010                                                                               1,010  Class A

  6,140                                                                               6,140  Emerson Electric Co.
                                                                                             GrafTech International,
  6,770                                                                               6,770  Ltd.*

  220                                                                                   220  Regal-Beloit Corp.
                                                                                             Rockwell International
  1,530                                                                               1,530  Corp.

         492,567                          492,567

          49,864                           49,864

       1,853,118        401,850         2,254,968


         180,270                          180,270

          26,241                           26,241

          22,314                           22,314

         228,825                          228,825


          27,749                           27,749

          58,300                           58,300

          45,517                           45,517

          49,486                           49,486

          13,173                           13,173

          29,522                           29,522

         224,785                          224,785

          56,326                           56,326

           8,358                            8,358

          49,327                           49,327


                                      182
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

  1,550                                                                               1,550  Thomas & Betts Corp.*

  1,720                                                                               1,720  Woodward Governor Co.


ELECTRONIC EQUIPMENT & INSTRUMENTS ( 0.6%):
                                                                                             Agilent Technologies,
  5,100                                                                               5,100  Inc.*

  1,510                                                                               1,510  Amphenol Corp., Class A
                                                                                             Anixter International,
  1,120                                                                               1,120  Inc.*

  2,640                                                                               2,640  Arrow Electronics, Inc.*

  2,920                                                                               2,920  Avnet, Inc.*

  1,230                                                                               1,230  AVX Corp.

  360                                                                                   360  Bally Technologies, Inc*
                                                                                             Benchmark Electronics,
  3,700                                                                               3,700  Inc.*

  1,540                                                                               1,540  Cogent Inc.*

  500                                                                                   500  Cognex Corp.

  670                                                                                   670  Coherent, Inc.*
                                                                                             Dolby Laboratories, Inc.,
  1,010                                                                               1,010  Class A*

  1,000                                                                               1,000  Hubbell, Inc., Class B

  400                                                                                   400  Itron, Inc.*

          37,061                           37,061

          39,594                           39,594

         639,198                          639,198


          79,713                           79,713

          36,210                           36,210

          33,734                           33,734

          49,738                           49,738

          53,173                           53,173

           9,766                            9,766

           8,651                            8,651

          47,249                           47,249

          20,898                           20,898

           7,400                            7,400

          14,378                           14,378

          33,088                           33,088

          32,680                           32,680

          25,496                           25,496


                                      183
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

  5,450                                                                               5,450  Jabil Circuit, Inc.
                                                                                             L-1 Identity Solutions,
  440                                                                                   440  Inc.*

 20                                                                                      20  Littlelfuse, Inc.*

  3,170                                                                               3,170  Molex, Inc.

 40                                                                                      40  MTS Systems Corp.

  1,290                                                                               1,290  National Instruments Corp.

  850                                                                                   850  Plexus Corp.*
                                                                                             Rofin-Sinar Technologies,
  530                                                                                   530  Inc.*

  430                                                                                   430  Roper Industries, Inc.

  120                                                                                   120  ScanSource, Inc.*

  270                                                                                   270  Technitrol, Inc.

  2,340                                                                               2,340  Trimble Navigation, Ltd.*

  3,400                                                                               3,400  Tyco Electronics, Ltd.
                                                                                             Vishay Intertechnology,
  8,160                                                                               8,160  Inc.*


ENERGY EQUIPMENT & SERVICES ( 1.4%):

  6,390                                                                               6,390  Baker Hughes, Inc.*
                                                                                             Basic Energy Services,
  650                                                                                   650  Inc.

          36,788                           36,788

           2,966                            2,966

             332                              332

          45,933                           45,933

           1,066                            1,066

          31,424                           31,424

          14,408                           14,408

          10,907                           10,907

          18,666                           18,666

           2,312                            2,312

             940                              940

          50,567                           50,567

          55,114                           55,114

          27,907                           27,907

         751,504                          751,504


         204,927                          204,927

           8,476                            8,476


                                      184
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

  3,020                                                                               3,020  BJ Services Co.
                                                                                             Complete Production
  3,220                                                                               3,220  Services, Inc.*
                                                                                             Diamond Offshore
  1,300                                                                               1,300  Drilling, Inc.

  2,220                                                                               2,220  Dresser-Rand Group, Inc.*

  560                                                                                   560  Dril-Quip, Inc.*

  1,570                                                                               1,570  ENSCO International, Inc.
                                                                                             Hornbeck Offshore
 60                                                                                      60  Services, Inc.*

  160                                                                                   160  ION Geophysical Corp.*

  300                                                                                   300  Lufkin Industries, Inc.

  2,880                                                                               2,880  Nabors Industries, Ltd.*
                                                                                             National-Oilwell Varco,
  5,470                                                                               5,470  Inc.*

   13,410                                                                            13,410  Noble Corp.
                                                                                             Oceaneering
  1,060                                                                               1,060  International, Inc.*
                                                                                             Oil States International,
  2,460                                                                               2,460  Inc.*

  2,980                                                                               2,980  Parker Drilling Co.*

  2,830                                                                               2,830  Patterson-UTI Energy, Inc.

  150                                                                                   150  Pioneer Drilling Co.*

  6,090                                                                               6,090  Schlumberger, Ltd.

          35,243                           35,243

          26,243                           26,243

          76,622                           76,622

          38,295                           38,295

          11,486                           11,486

          44,572                           44,572

             980                              980

             549                              549

          10,350                           10,350

          34,474                           34,474

         133,687                          133,687

         295,825                          295,825

          30,888                           30,888

          45,977                           45,977

           8,642                            8,642

          32,573                           32,573

             836                              836

         257,790                          257,790


                                      185
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

  680                                                                                   680  Seacor Holdings, Inc.*

  300                                                                                   300  Smith International, Inc.

  470                                                                                   470  TETRA Technologies, Inc.*

  890                                                                                   890  Tidewater, Inc.

  3,010                                                                               3,010  Transocean, Ltd.*

  1,580                                                                               1,580  Unit Corp.*
                                                                                             Weatherford
  9,620                                                                               9,620  International, Ltd.*


FOOD & STAPLES RETAILING ( 1.0%):
                                                                                             Casey's General Stores,
  990                                                                                   990  Inc.

  2,560                                                                               2,560  CVS Caremark Corp.
                                                                                             Fresh Del Monte Produce,
  250                                                                                   250  Inc.*

  6,950                                                                               6,950  Kroger Co.

   18,160                                                                            18,160  Safeway, Inc.

  1,210                                                                               1,210  Supervalu, Inc.

  8,910                                                                               8,910  Wal-Mart Stores, Inc.

  100                                                                                   100  Weis Markets, Inc.

  180                                                                                   180  Winn-Dixie Stores, Inc.*

          45,322                           45,322

           6,867                            6,867

           2,284                            2,284

          35,840                           35,840

         142,223                          142,223

          42,218                           42,218

         104,088                          104,088

       1,677,277                        1,677,277


          22,542                           22,542

          73,574                           73,574

           5,605                            5,605

         183,550                          183,550

         431,663                          431,663

          17,666                           17,666

         499,495                          499,495

           3,363                            3,363

           2,898                            2,898



                                      186
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

FOOD PRODUCTS ( 0.0%):

  200                                                                                   200  Bunge, Ltd.
                                                                                             Darling International,
  680                                                                                   680  Inc.*

  1,070                                                                               1,070  Del Monte Foods Co.

  270                                                                                   270  Ralcorp Holdings, Inc.*


GAS UTILITIES ( 0.3%):

  470                                                                                   470  Laclede Group, Inc. (The)

  5,970                                                                               5,970  Noble Energy, Inc.
                                                                                             South Jersey Industries,
 10                                                                                      10  Inc.

  420                                                                                   420  Southwest Gas Corp.

  470                                                                                   470  WGL Holdings, Inc.


HEALTH CARE EQUIPMENT & SUPPLIES ( 0.2%):
                                                                                             American Medical Systems
  150                                                                                   150  Holdings, Inc.*

  290                                                                                   290  Analogic Corp.

 30                                                                                      30  Celera Corp.*

  2,280                                                                               2,280  Herbalife, Ltd.

       1,240,356                        1,240,356


          10,354                           10,354

           3,733                            3,733

           7,640                            7,640

          15,768                           15,768

          37,495                           37,495


          22,015                           22,015

         293,843                          293,843

             399                              399

          10,592                           10,592

          15,364                           15,364

         342,213                          342,213


           1,349                            1,349

           7,911                            7,911

             334                              334

          49,430                           49,430


                                      187
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

  1,010                                                                               1,010  Hill-Rom Holdings, Inc.
                                                                                             Inverness Medical
  480                                                                                   480  Innovation, Inc.*

  1,400                                                                               1,400  Medtronic, Inc.
                                                                                             Sirona Dental Systems,
  630                                                                                   630  Inc.*

  450                                                                                   450  STERIS Corp.

  2,300                                                                               2,300  Zimmer Holdings, Inc.*


HEALTH CARE PROVIDERS & SERVICES ( 8.6%):

   20,210                                             150,050                       170,260  Aetna, Inc.

  2,160                                                                               2,160  AMERIGROUP Corp.*
                                                                                             Brookdale Senior Living,
  1,680                                                                               1,680  Inc.

  550                                                                                   550  Cardinal Health, Inc.

  2,290                                                                               2,290  Centene Corp.*

  940                                                                                   940  Chemed Corp.

  3,550                                                                               3,550  CIGNA Corp.
                                                                                             Community Health Systems,
  570                                                                                   570  Inc.*
                                                                                             Coventry Health Care,
  2,000                                                                               2,000  Inc.*
                                                                                             Emergency Medical
  230                                                                                   230  Services Corp., Series A*

          16,625                           16,625

           9,077                            9,077

          43,988                           43,988

           6,615                            6,615

          10,750                           10,750

          92,966                           92,966

         239,045                          239,045


         575,985      4,276,425         4,852,410

          63,763                           63,763

           9,374                            9,374

          18,959                           18,959

          45,136                           45,136

          37,384                           37,384

          59,817                           59,817

           8,311                            8,311

          29,760                           29,760

           8,420                            8,420


                                      188
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

  3,350                                                                               3,350  Health Net, Inc.*

  1,020                                                                               1,020  Healthspring, Inc.*

  120                                                                                   120  Hillenbrand, Inc.

  1,320                                                                               1,320  Kindred Healthcare, Inc.*

  1,820                                                                               1,820  LifePoint Hospitals, Inc.*

  1,260                                                                               1,260  Lincare Holdings, Inc.*
                                                                                             Magellan Health Services,
  310                                                                                   310  Inc.*

  230                                                                                   230  Molina Heathcare, Inc.*

  1,120                                                                               1,120  Omnicare, Inc.

  230                                                                                   230  Owens & Minor, Inc.
                                                                                             Pediatrix Medical Group,
  600                                                                                   600  Inc.*

                                                      170,400                       170,400  UnitedHealth Group, Inc.
                                                                                             Universal American
  660                                                                                   660  Financial Corp.*
                                                                                             Universal Health
  920                                                                                   920  Services, Inc., Class B

 50                                                                                      50  VCA Antech, Inc.*
                                                                                             WellCare Health Plans,
  1,020                                                                               1,020  Inc.*

   13,330                                                                            13,330  WellPoint, Inc.*

          36,482                           36,482

          20,369                           20,369

           2,002                            2,002

          17,186                           17,186

          41,569                           41,569

          33,932                           33,932

          12,140                           12,140

           4,050                            4,050

          31,091                           31,091

           8,660                            8,660

          19,020                           19,020

                      4,532,640         4,532,640

           5,821                            5,821

          34,564                           34,564

             994                              994

          13,117                           13,117

         561,593                          561,593



                                      189
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

HEALTH CARE TECHNOLOGY ( 0.0%):
                                                                                             Allscripts Healthcare
  510                                                                                   510  Solution, Inc.

  510                                                                                   510  IMS Health, Inc.


HOTELS, RESTAURANTS & LEISURE ( 0.4%):

  400                                                                                   400  Ameristar Casinos, Inc.

  1,030                                                                               1,030  Bob Evans Farms, Inc.

  3,980                                                                               3,980  Boyd Gaming Corp.
                                                                                             Brinker International,
  3,300                                                                               3,300  Inc.

  3,010                                                                               3,010  Carnival Corp.

  1,600                                                                               1,600  CEC Entertainment, Inc.*
                                                                                             Chipotle Mexican Grill,
 42                                                                                      42  Inc.*
                                                                                             International Speedway
  710                                                                                   710  Corp., Class A

  2,150                                                                               2,150  Jack in the Box, Inc.*

  720                                                                                   720  Life Time Fitness, Inc.*

  1,640                                                                               1,640  McDonald's Corp.

  670                                                                                   670  Panera Bread Co., Class A*
                                                                                             Papa John's
  260                                                                                   260  International, Inc.*

       1,699,499      8,809,065        10,508,564


           5,059                            5,059

           7,732                            7,732

          12,791                           12,791


           3,456                            3,456

          21,043                           21,043

          18,825                           18,825

          34,782                           34,782

          73,203                           73,203

          38,800                           38,800

           2,406                            2,406

          20,398                           20,398

          47,493                           47,493

           9,324                            9,324

         101,992                          101,992

          35,001                           35,001

           4,792                            4,792


                                      190
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

  870                                                                                   870  Sonic Corp.*

  580                                                                                   580  Speedway Motorsports, Inc.

  1,680                                                                               1,680  WMS Industries, Inc.*

  4,630                                                                               4,630  Wyndham Worldwide Corp.


HOUSEHOLD DURABLES ( 0.2%):
                                                                                             American Greetings Corp.,
  1,550                                                                               1,550  Class A
                                                                                             Harman International
  2,330                                                                               2,330  Industries, Inc.

  930                                                                                   930  KB Home

  2,980                                                                               2,980  Lennar Corp.

  260                                                                                   260  M.D.C. Holdings, Inc.

  480                                                                                   480  Meritage Corp.*

  1,260                                                                               1,260  Ryland Group, Inc. (The)

  1,220                                                                               1,220  Snap-On, Inc.

  1,090                                                                               1,090  Stanley Works (The)
                                                                                             Tempur-Pedic
  3,290                                                                               3,290  International, Inc.


HOUSEHOLD PRODUCTS ( 0.7%):

  400                                                                                   400  Jarden Corp.*

          10,588                           10,588

           9,344                            9,344

          45,192                           45,192

          30,327                           30,327

         506,966                          506,966


          11,733                           11,733

          38,981                           38,981

          12,667                           12,667

          25,837                           25,837

           7,878                            7,878

           5,842                            5,842

          22,264                           22,264

          48,043                           48,043

          37,169                           37,169

          23,326                           23,326

         233,740                          233,740


           4,600                            4,600


                                      191
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

   14,562                                                                            14,562  Procter & Gamble Co.


INDEPENDENT POWER PRODUCERS & ENERGY
TRADERS ( 3.7%):

                                                      549,850                       549,850  AES Corp. (The)*

  1,780                                                                               1,780  Mirant Corp.*


INDUSTRIAL CONGLOMERATES ( 2.9%):

  3,350                                                  5,600                        8,950  3M Co.

  210                                                                                   210  Carlisle Cos., Inc.

   55,520                                             130,100                       185,620  General Electric Co.

  1,700                                                                               1,700  Harsco Corp.
                                                                                             McDermott International,
  600                                                                                   600  Inc.*

  1,020                                                                               1,020  Tyco International, Ltd.


INSURANCE ( 2.4%):
                                                                                             Allied World Assurance
  1,080                                                                               1,080  Co. Holdings, Ltd.

  1,930                                                 16,750                       18,680  Allstate Corp. (The)
                                                                                             American Financial Group,
  2,450                                                                               2,450  Inc.
                                                                                             American National
 20                                                                                      20  Insurance Co.


         900,223                          900,223

         904,823                          904,823



                      4,530,764         4,530,764

          33,589                           33,589

          33,589      4,530,764         4,564,353


         192,759        322,224           514,983

           4,347                            4,347

         899,424      2,107,620         3,007,044

          47,056                           47,056

           5,928                            5,928

          22,032                           22,032

       1,171,546      2,429,844         3,601,390


          43,848                           43,848

          63,227        548,730           611,957

          56,056                           56,056

           1,475                            1,475


                                      192
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

                                                                                             AmTrust Financial
  140                                                                                   140  Services, Inc.

  440                                                                                   440  Arch Capital Group, Ltd.*
                                                                                             Aspen Insurance Holdings,
  1,940                                                                               1,940  Ltd.

  1,020                                                                               1,020  Assured Guaranty, Ltd.
                                                                                             Axis Capital Holdings,
  1,980                                                                               1,980  Ltd.
                                                                                             Berkshire Hathaway, Inc.,
 77                                                                                      77  Class B*

  2,720                                                                               2,720  Brown & Brown, Inc.
                                                                                             Catalyst Health
  540                                                                                   540  Solutions, Inc.*

  4,980                                                                               4,980  Chubb Corp. (The)

  1,030                                                                               1,030  Cincinnati Financial Corp.

  2,410                                                                               2,410  CNA Financial Corp.

  200                                                                                   200  CNA Surety Corp.*

  1,510                                                                               1,510  Conseco, Inc.*
                                                                                             Delphi Financial Group,
  1,430                                                                               1,430  Inc., Class A

  1,180                                                                               1,180  Employers Holdings, Inc.
                                                                                             Endurance Specialty
  840                                                                                   840  Holdings, Ltd.
                                                                                             FBL Financial Group,
 40                                                                                      40  Inc., Class A
                                                                                             Fidelity National
  930                                                                                   930  Financial, Inc., Class A

           1,624                            1,624

          30,844                           30,844

          47,045                           47,045

          11,628                           11,628

          57,658                           57,658

         247,478                          247,478

          56,848                           56,848

          13,149                           13,149

         253,980                          253,980

          29,942                           29,942

          39,620                           39,620

           3,840                            3,840

           7,822                            7,822

          26,369                           26,369

          19,470                           19,470

          25,645                           25,645

             618                              618

          16,507                           16,507


                                      193
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

  290                                                                                   290  First American Corp.
                                                                                             Flagstone Reinsurance
 90                                                                                      90  Holdings, Ltd.

  5,490                                                                               5,490  Genworth Financial, Inc.
                                                                                             Hanover Insurance Group,
  870                                                                                   870  Inc. (The)

  420                                                                                   420  Harleysville Group, Inc.
                                                                                             Hartford Financial
  1,350                                                                               1,350  Services Group, Inc.
                                                                                             HCC Insurance Holdings,
  1,340                                                                               1,340  Inc.
                                                                                             Infinity Property &
 50                                                                                      50  Casualty Corp.

  1,540                                                                               1,540  IPC Holdings, Ltd.

  2,290                                                                               2,290  Lincoln National Corp.

  7,210                                                                               7,210  Loews Corp.

  1,640                                                                               1,640  Max Capital Group, Ltd.
                                                                                             Montpelier Re Holdings,
  680                                                                                   680  Ltd.
                                                                                             Nationwide Financial
  290                                                                                   290  Services, Inc., Class A

  210                                                                                   210  Navigators Group, Inc.*

  1,070                                                                               1,070  Odyssey Re Holdings Corp.
                                                                                             Old Republic
  1,750                                                                               1,750  International Corp.
                                                                                             OneBeacon Insurance
  500                                                                                   500  Group, Ltd.

           8,378                            8,378

             879                              879

          15,537                           15,537

          37,384                           37,384

          14,587                           14,587

          22,167                           22,167

          35,845                           35,845

           2,337                            2,337

          46,046                           46,046

          43,144                           43,144

         203,682                          203,682

          29,028                           29,028

          11,417                           11,417

          15,141                           15,141

          11,531                           11,531

          55,437                           55,437

          20,860                           20,860

           5,220                            5,220


                                      194
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

  660                                                                                   660  PartnerRe, Ltd.

  1,430                                                                               1,430  Phoenix Cos., Inc.
                                                                                             Platinum Underwriters
  1,530                                                                               1,530  Holdings, Ltd.

  630                                                                                   630  ProAssurance Corp.*

  3,180                                                                               3,180  Protective Life Corp.

  5,560                                                                               5,560  Prudential Financial, Inc.

  470                                                                                   470  RLI Corp.
                                                                                             Selective Insurance
  1,060                                                                               1,060  Group, Inc.
                                                                                             StanCorp Financial Group,
  1,120                                                                               1,120  Inc.

  100                                                                                   100  State Auto Financial Corp.
                                                                                             Transatlantic Holdings,
  280                                                                                   280  Inc.

  3,710                                                                               3,710  Travelers Cos., Inc. (The)

  200                                                                                   200  United Fire & Casualty Co.

  1,350                                                                               1,350  Unitrin, Inc.

 90                                                                                      90  Validus Holdings, Ltd.

  2,330                                                                               2,330  W.R. Berkley Corp.
                                                                                             Waddell & Reed Financial,
  210                                                                                   210  Inc., Class A

  2,360                                                                               2,360  XL Capital, Ltd., Class A
          47,038                           47,038

           4,676                            4,676

          55,202                           55,202

          33,251                           33,251

          45,633                           45,633

         168,246                          168,246

          28,745                           28,745

          24,306                           24,306

          46,782                           46,782

           3,006                            3,006

          11,217                           11,217

         167,692                          167,692

           6,214                            6,214

          21,519                           21,519

           2,354                            2,354

          72,230                           72,230

           3,247                            3,247

           8,732                            8,732


                                      195
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

                                                                                             Zenith National Insurance
  510                                                                                   510  Corp.


INTERNET & CATALOG RETAIL ( 2.0%):

                                                        44,500                       44,500  Amazon.com, Inc.*

  4,940                                                                               4,940  Expedia, Inc.*

  780                                                                                   780  HSN, Inc.*

  100                                                                                   100  IAC/InterActive Corp.*
                                                                                             Liberty Media Corp. -
  8,800                                                                               8,800  Capital, Series A*

  2,080                                                                               2,080  Netflix, Inc.*

  740                                                                                   740  Priceline.com, Inc.*


INTERNET SOFTWARE & SERVICES ( 5.7%):

  2,920                                                                               2,920  Akamai Technologies, Inc.*

  1,870                                                                               1,870  Digital River, Inc.*

  4,120                                                                               4,120  EarthLink, Inc.*

  7,070                                               178,150                       185,220  eBay, Inc.*

  2,910                                                                               2,910  F5 Networks, Inc.*

  540                                                    5,775                        6,315  Google, Inc., Class A*
                                                                                             J2 Global Communications,
  2,570                                                                               2,570  Inc.*


          16,101                           16,101

       2,399,504        548,730         2,948,234


                      2,281,960         2,281,960

          40,705                           40,705

           5,671                            5,671

           1,573                            1,573

          27,456                           27,456

          62,171                           62,171

          54,501                           54,501

         192,077      2,281,960         2,474,037


          44,063                           44,063

          46,376                           46,376

          27,851                           27,851

          98,697      2,486,974         2,585,671

          66,523                           66,523

         166,131      1,776,679         1,942,810


                                      196
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

  370                                                                                   370  RealNetworks, Inc.*

  700                                                                                   700  Sohu.com, Inc.*

  4,090                                                                               4,090  ValueClick, Inc.*

  2,280                                                                               2,280  VeriSign, Inc.*

  540                                                                                   540  VistaPrint, Ltd.*

                                                      172,550                       172,550  Yahoo!, Inc.*


IT SERVICES ( 0.5%):

  3,750                                                                               3,750  Acxiom Corp.
                                                                                             Affiliated Computer
  230                                                                                   230  Services, Inc., Class A*
                                                                                             Broadridge Financial
  3,020                                                                               3,020  Solutions, Inc.

  1,950                                                                               1,950  Computer Sciences Corp.*

  6,700                                                                               6,700  Convergys Corp.*
                                                                                             CSG Systems
  1,110                                                                               1,110  International, Inc.*

  810                                                                                   810  DST Systems, Inc.*

 50                                                                                      50  Euronet Worldwide, Inc.*
                                                                                             Fidelity National
  1,090                                                                               1,090  Information Services, Inc.

          51,503                           51,503

           1,306                            1,306

          33,138                           33,138

          27,976                           27,976

          43,502                           43,502

          10,049                           10,049

                      2,105,110         2,105,110

         617,115      6,368,763         6,985,878


          30,412                           30,412

          10,568                           10,568

          37,871                           37,871

          68,523                           68,523

          42,947                           42,947

          19,392                           19,392

          30,764                           30,764

             581                              581

          17,734                           17,734


                                      197
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

  1,630                                                                               1,630  Gartner Group, Inc.*

  1,670                                                                               1,670  NeuStar, Inc., Class A*
                                                                                             Perot Systems Corp.,
  2,960                                                                               2,960  Class A*

  3,730                                                                               3,730  Sapient Corp.*

  440                                                                                   440  Sykes Enterprises, Inc.*

  670                                                                                   670  SYNNEX Corp.*

  190                                                                                   190  Syntel, Inc.

  820                                                                                   820  Tech Data Corp.*
                                                                                             Total System Services,
  2,690                                                                               2,690  Inc.

  4,670                                                                               4,670  Unisys Corp.*
                                                                                             WebMD Health Corp., Class
 10                                                                                      10  A*

  7,020                                                                               7,020  Western Union Co.


LEISURE EQUIPMENT & PRODUCTS ( 1.4%):

  4,110                                                                               4,110  Brunswick Corp.

                                                      261,950                       261,950  Eastman Kodak Co.

  890                                                                                   890  Polaris Industries, Inc.

  340                                                                                   340  Pool Corp.

          29,063                           29,063

          31,947                           31,947

          40,463                           40,463

          16,561                           16,561

           8,413                            8,413

           7,591                            7,591

           4,393                            4,393

          14,629                           14,629

          37,660                           37,660

           3,969                            3,969

             236                              236

         100,667                          100,667

         554,384                          554,384


          17,303                           17,303

                      1,723,631         1,723,631

          25,498                           25,498

           6,110                            6,110



                                      198
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

LIFE SCIENCES TOOLS & SERVICES ( 0.0%):
                                                                                             Thermo Fisher Scientific,
  850                                                                                   850  Inc.*

  360                                                                                   360  Varian, Inc.*


MACHINERY ( 2.2%):

  990                                                                                   990  Actuant Corp., Class A

  230                                                                                   230  AGCO Corp.*

  670                                                                                   670  Barnes Group, Inc.

  1,200                                                                               1,200  Briggs & Stratton Corp.
                                                                                             Bucyrus International,
  1,830                                                                               1,830  Inc., Class A

  9,400                                                                               9,400  Caterpillar, Inc.

  420                                                                                   420  Chart Industries, Inc.*

  1,530                                                                               1,530  Crane Co.

  9,290                                                                               9,290  Cummins, Inc.

  1,870                                                  7,000                        8,870  Deere & Co.

  2,250                                                                               2,250  Dover Corp.

  100                                                                                   100  Eaton Corp.

  980                                                                                   980  Enpro Industries, Inc.*

          48,911      1,723,631         1,772,542


          28,959                           28,959

          12,064                           12,064

          41,023                           41,023


          18,830                           18,830

           5,426                            5,426

           9,715                            9,715

          21,108                           21,108

          33,892                           33,892

         419,898                          419,898

           4,465                            4,465

          26,377                           26,377

         248,322                          248,322

          71,658        268,240           339,898

          74,070                           74,070

           4,971                            4,971


                                      199
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

  200                                                                                   200  Flowserve Corp.

  2,170                                                                               2,170  Gardner Denver, Inc.*

  1,260                                                                               1,260  Graco, Inc.

  1,810                                                                               1,810  IDEX Corp.

  5,330                                                                               5,330  Illinois Tool Works, Inc.
                                                                                             Ingersoll Rand Co., Class
   10,570                                                                            10,570  A

  1,510                                                                               1,510  Joy Global, Inc.

  2,840                                                                               2,840  Kennametal, Inc.
                                                                                             Lincoln Electric
  970                                                                                   970  Holdings, Inc.

  4,630                                                                               4,630  Manitowoc Co.

  1,490                                                                               1,490  Mueller Industries, Inc.,
                                                                                             Mueller Water Products,
  2,530                                                                               2,530  Inc., Class A

  1,030                                                                               1,030  Nordson Corp.

  8,850                                                                               8,850  Parker Hannifin Corp.

  1,530                                                                               1,530  Robbins & Myers, Inc.

 40                                                                                      40  Sauer-Danfoss, Inc

  1,120                                                                               1,120  Terex Corp.*

  3,240                                                                               3,240  Timken Co.

          21,109                           21,109

          10,300                           10,300

          50,648                           50,648

          29,900                           29,900

          43,711                           43,711

         186,816                          186,816

         183,389                          183,389

          34,564                           34,564

          63,020                           63,020

          49,402                           49,402

          40,096                           40,096

          37,369                           37,369

          21,252                           21,252

          33,259                           33,259

         376,479                          376,479

          24,740                           24,740

             350                              350

          19,398                           19,398


                                      200
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

  1,830                                                                               1,830  Titan International, Inc.

  1,630                                                                               1,630  Toro Co.

  2,570                                                                               2,570  Trinity Industries, Inc.
                                                                                             Watts Water Technologies,
  1,260                                                                               1,260  Inc., Class A



MARINE ( 0.0%):

  560                                                                                   560  Alexander & Baldwin, Inc.
                                                                                             Excel Maritime Carriers,
  300                                                                                   300  Ltd.
                                                                                             Genco Shipping & Trading,
  1,500                                                                               1,500  Ltd.

  460                                                                                   460  GulfMark Offshore, Inc.*

  330                                                                                   330  Kirby Corp.*
                                                                                             Nordic American Tanker
 20                                                                                      20  Shipping, Ltd.
                                                                                             TBS International, Ltd.,
 70                                                                                      70  Class A*


MEDIA ( 3.6%):

  270                                                                                   270  Arbitron, Inc.
                                                                                             Cablevision Systems
  2,810                                                                               2,810  Corp., Class A

   35,460                                                                            35,460  CBS Corp.

          63,601                           63,601

          15,098                           15,098

          53,790                           53,790

          40,503                           40,503

          31,462                           31,462

       2,387,138        268,240         2,655,378

                                                -

          14,034                           14,034

           2,112                            2,112

          22,200                           22,200

          10,943                           10,943

           9,029                            9,029

             675                              675

             702                              702

          59,695                           59,695


           3,586                            3,586

          47,320                           47,320


                                      201
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

                                                                                             Central Eurpoean Media
  170                                                                                   170  Enterprises, Ltd.*

 30                                                                                      30  Cinemark Holdings, Inc.

  900                                                                                   900  Cox Radio, Inc.*

  6,440                                                                               6,440  DIRECTV Group, Inc. (The)*
                                                                                             DISH Network Corp., Class
  3,790                                                                               3,790  A*
                                                                                             DreamWorks Animation SKG,
  2,120                                                                               2,120  Inc.*

  3,660                                                                               3,660  Gannett Co., Inc.
                                                                                             Hearst - Argyle
  120                                                                                   120  Television, Inc.
                                                                                             Liberty Media Corp. -
  740                                                                                   740  Capital, Series A*
                                                                                             Liberty Media Corp. -
  2,360                                                                               2,360  Entertainment, Series A*
                                                                                             McGraw-Hill Cos., Inc.
  4,930                                                                               4,930  (The)
                                                                                             Mediacom Communications
 60                                                                                      60  Corp., Class A*

  2,360                                                                               2,360  Meredith Corp.

   29,990                                                                            29,990  News Corp.

  1,200                                                                               1,200  Scholastic Corp.

   68,150                                             231,650                       299,800  Time Warner, Inc.

         290,418                          290,418

           3,692                            3,692

             223                              223

           5,409                            5,409

         147,541                          147,541

          42,031                           42,031

          53,551                           53,551

          29,280                           29,280

             727                              727

           3,485                            3,485

          41,253                           41,253

         114,327                          114,327

             258                              258

          39,506                           39,506

         272,609                          272,609

          16,296                           16,296

         685,589      2,330,399         3,015,988


                                      202
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

  3,912                                                                               3,912  Viacom, Inc., Class B*

   10,880                                                                            10,880  Walt Disney Co. (The)


METALS & MINING ( 2.2%):

  4,800                                                                               4,800  AK Steel Holding Corp.

   31,040                                                                            31,040  Alcoa, Inc.
                                                                                             Allegheny Technologies,
  1,520                                                                               1,520  Inc.

  2,460                                                                               2,460  Carpenter Technology Corp.

  2,740                                                                               2,740  Century Aluminum Co.*

  3,360                                                                               3,360  Commercial Metals Co.
                                                                                             Compass Minerals
  210                                                                                   210  International, Inc.
                                                                                             Freeport-McMoRan Copper &
   12,950                                                                            12,950  Gold, Inc., Class A

  390                                                                                   390  Kaiser Aluminum Corp.

   10,400                                               15,600                       26,000  Nucor Corp.

  100                                                                                   100  Olympic Steel, Inc.
                                                                                             Reliance Steel & Aluminum
  1,860                                                                               1,860  Co.
                                                                                             RTI International Metals,
 80                                                                                      80  Inc.*
                                                                                             Schnitzer Steel
  1,400                                                                               1,400  Industries, Inc.
          74,563                           74,563

         246,867                          246,867

       2,118,531      2,330,399         4,448,930


          44,736                           44,736

         349,510                          349,510

          38,806                           38,806

          50,528                           50,528

          27,400                           27,400

          39,883                           39,883

          12,319                           12,319

         316,498                          316,498

           8,783                            8,783

         480,480        720,720         1,201,200

           2,037                            2,037

          37,088                           37,088

           1,145                            1,145

          52,710                           52,710


                                      203
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

   29,080                                                                            29,080  Southern Copper Corp.

  1,720                                                                               1,720  United States Steel Corp.

  620                                                                                   620  Walter Industries, Inc.
                                                                                             Worthington Industries,
  2,060                                                                               2,060  Inc.


MULTI-UTILITIES ( 0.0%):

  1,610                                                                               1,610  Avista Corp.

  120                                                                                   120  CH Energy Group, Inc.
                                                                                             Integrys Energy Group,
  360                                                                                   360  Inc.


MULTILINE RETAIL ( 2.7%):

  2,460                                                                               2,460  Big Lots, Inc.*

  3,960                                                                               3,960  Dillards, Inc., Class A

  1,610                                                                               1,610  Dollar Tree, Inc.*

  170                                                                                   170  J. Crew Group, Inc.*

                                                        52,300                       52,300  J.C. Penney Co., Inc.

  2,110                                                                               2,110  Kohl's Corp.*

  4,900                                                                               4,900  Macy's, Inc.

  2,540                                                                               2,540  Nordstrom, Inc.

                                                        49,950                       49,950  Sears Holdings Corp.*

         467,025                          467,025

          63,984                           63,984

          10,856                           10,856

          22,701                           22,701

       2,026,489        720,720         2,747,209


          31,201                           31,201

           6,167                            6,167

          15,473                           15,473

          52,841                           52,841


          35,646                           35,646

          15,721                           15,721

          67,298                           67,298

           2,074                            2,074

                      1,030,310         1,030,310

          76,382                           76,382

          50,715                           50,715

          33,807                           33,807


                                      204
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

 40                                                                                      40  Signet Jewlers, Ltd.


OFFICE ELECTRONICS ( 0.4%):

   49,820                                                                            49,820  Xerox Corp.
                                                                                             Zebra Technologies Corp.,
  2,170                                                                               2,170  Class A*


OIL, GAS & CONSUMABLE FUELS ( 9.0%):

   14,670                                                                            14,670  Anadarko Petroleum Corp.

  8,900                                                                               8,900  Apache Corp.

  350                                                                                   350  Arena Resources, Inc.*
                                                                                             Berry Petroleum Co.,
  1,950                                                                               1,950  Class A

  1,130                                                                               1,130  Bill Barrett Corp.*

 90                                                                                      90  BPZ Resources, Inc.*

  610                                                                                   610  Carrizo Oil & Gas, Inc.*

  5,060                                                  6,900                       11,960  Chesapeake Energy Corp.

   18,827                                                                            18,827  ChevronTexaco Corp.

  1,270                                                                               1,270  Cimarex Energy Co.
                                                                                             Clayton Williams Energy,
 90                                                                                      90  Inc.*

                      1,941,557         1,941,557

             347                              347

         281,990      2,971,867         3,253,857


         397,066                          397,066

          43,964                           43,964

         441,030                          441,030


         565,528                          565,528

         663,317                          663,317

           9,832                            9,832

          14,742                           14,742

          23,877                           23,877

             576                              576

           9,821                            9,821

          81,820        111,573           193,393

       1,392,633                        1,392,633

          34,011                           34,011


                                      205
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

   19,059                                                6,950                       26,009  ConocoPhillips

 40                                                                                      40  Contango Oil & Gas Co.*

  590                                                                                   590  CVR Energy, Inc.*

  960                                                                                   960  Delta Petroleum Corp.*

  3,090                                                                               3,090  Denbury Resources, Inc.*

  3,670                                                                               3,670  Devon Energy Corp.

  1,100                                                                               1,100  Encore Acquisition Co.*

  1,000                                                                               1,000  Exterran Holdings, Inc.*

   35,920                                                                            35,920  Exxon Mobil Corp.
                                                                                             Foundation Coal Holdings,
  2,790                                                                               2,790  Inc.

  3,650                                                                               3,650  Frontier Oil Corp.

  9,830                                                                               9,830  Halliburton Co.
                                                                                             Helix Energy Solutions
  1,420                                                                               1,420  Group, Inc.*

  1,110                                                                               1,110  Helmerich & Payne, Inc.

  170                                                                                   170  Hercules Offshore, Inc.*

  7,680                                                                               7,680  Hess Corp.

  840                                                                                   840  Holly Corp.
                                                                                             International Coal Group,
  270                                                                                   270  Inc.*

           4,090                            4,090

         987,256        360,010         1,347,266

           2,252                            2,252

           2,360                            2,360

           4,570                            4,570

          33,743                           33,743

         241,156                          241,156

          28,072                           28,072

          21,300                           21,300

       2,867,494                        2,867,494

          39,116                           39,116

          46,099                           46,099

         178,709                          178,709

          10,281                           10,281

          25,252                           25,252

             808                              808

         411,955                          411,955

          15,313                           15,313


                                      206
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

  5,900                                                                               5,900  Key Energy Services, Inc.*

   15,450                                                                            15,450  Marathon Oil Corp.

  3,870                                                                               3,870  Mariner Energy, Inc.*

  2,140                                                                               2,140  Massey Energy Co.

  790                                                                                   790  McMoran Exploration Co.*

  6,930                                                                               6,930  Murphy Oil Corp.

   15,440                                                                            15,440  Occidental Petroleum Corp.
                                                                                             Overseas Shipholding
  1,150                                                                               1,150  Group, Inc.
                                                                                             Pioneer Natural Resources
  900                                                                                   900  Co.
                                                                                             Plains Exploration &
  1,770                                                                               1,770  Production Co.*

  235                                                                                   235  Precision Drilling Trust

  1,990                                                                               1,990  Pride International, Inc.*
                                                                                             Quicksilver Resources,
  2,730                                                                               2,730  Inc.*

  1,500                                                                               1,500  Rosetta Resources, Inc.*
                                                                                             St. Mary Land &
  440                                                                                   440  Exploration Co.

  2,796                                                                               2,796  Stone Energy Corp.*

  1,440                                                                               1,440  Sunoco, Inc.
                                                                                             Superior Energy Services,
  2,240                                                                               2,240  Inc.*

             621                              621

          26,019                           26,019

         422,712                          422,712

          39,474                           39,474

          29,511                           29,511

           7,742                            7,742

         307,345                          307,345

         926,246                          926,246

          48,426                           48,426

          14,562                           14,562

          41,135                           41,135

           1,968                            1,968

          31,800                           31,800

          15,206                           15,206

          10,620                           10,620

           8,936                            8,936

          30,812                           30,812

          62,582                           62,582


                                      207
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

  1,690                                                                               1,690  Swift Energy Co.*

  5,730                                                                               5,730  Tesoro Petroleum Corp.

   20,750                                                                            20,750  Valero Energy Corp.

  2,930                                                                               2,930  W&T Offshore, Inc.

  280                                                                                   280  Whiting Petroleum Corp.*

  5,050                                                                               5,050  Williams-Sonoma, Inc.

 30                                                                                      30  World Fuel Services Corp.

  4,760                                                                               4,760  XTO Energy, Inc.





PAPER & FOREST PRODUCTS ( 0.1%):

   16,030                                                                            16,030  Domtar Corp.*

  6,470                                                                               6,470  International Paper Co.

  1,110                                                                               1,110  MeadWestvaco Corp.
                                                                                             Smurfit-Stone Container
  5,220                                                                               5,220  Corp.*





PERSONAL PRODUCTS ( 0.5%):

                                                        20,800                       20,800  Avon Products, Inc.

  340                                                                                   340  Chattem, Inc.*

          35,683                           35,683

          28,409                           28,409

          75,464                           75,464

         449,030                          449,030

          41,958                           41,958

           9,369                            9,369

          39,693                           39,693

           1,110                            1,110

         167,885                          167,885
                                 -----------------
----------------- --------------

      10,590,301        471,583        11,061,884
----------------- -------------- -----------------


          26,770                           26,770

          76,346                           76,346

          12,421                           12,421

           1,331                            1,331
                                 -----------------
-----------------

         116,868                          116,868
-----------------                -----------------


                        499,824           499,824

          24,320                           24,320


                                      208
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

  2,290                                                                               2,290  NBTY, Inc.*
                                                                                             Nu Skin Enterprises,
  720                                                                                   720  Inc., Class A

  130                                                                                   130  Revlon, Inc., Class A*





PHARMACEUTICALS ( 2.8%):

  2,660                                                                               2,660  Abbott Laboratories

  7,490                                                                               7,490  Eli Lilly & Co.
                                                                                             Endo Pharmaceuticals
  1,810                                                                               1,810  Holdings, Inc.*

  3,090                                                                               3,090  Forest Laboratories, Inc.*

   16,360                                                                            16,360  Johnson & Johnson Co.
                                                                                             K-V Pharmaceutical Co.,
  130                                                                                   130  Class A*
                                                                                             King Pharmaceuticals,
  6,500                                                                               6,500  Inc.*
                                                                                             Medicis Pharmaceutical
  3,130                                                                               3,130  Corp., Class A

   13,190                                                9,800                       22,990  Merck & Co., Inc.

  3,630                                                                               3,630  PDL BioPharma, Inc

   50,580                                                                            50,580  Pfizer, Inc.

 50                                                                                      50  PharMerica Corp.*

  1,940                                                                               1,940  Sepracor, Inc.*
                                                                                             Warner Chilcott, Ltd.,
  110                                                                                   110  Class A*

          35,838                           35,838

           7,510                            7,510

             867                              867
                                 -----------------
----------------- --------------

          68,535        499,824           568,359
----------------- -------------- -----------------


         141,964                          141,964

         301,622                          301,622

          46,843                           46,843

          78,702                           78,702

         978,819                          978,819

             374                              374

          69,030                           69,030

          43,507                           43,507

         400,976        297,920           698,896

          22,433                           22,433

         895,772                          895,772

             784                              784

          21,301                           21,301


                                      209
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

Watson Pharmaceuticals,
  1,320                                                                               1,320  Inc.*

  1,480                                                                               1,480  Wyeth





REAL ESTATE MANAGEMENT & DEVELOPMENT (0.0%):
                                                                                             CB Richard Ellis Group,
  2,590                                                                               2,590  Inc.*
                                                                                             Forest City Enterprises,
  1,380                                                                               1,380  Inc., Class A

  350                                                                                   350  Jones Lang LaSalle, Inc.





ROAD & RAIL ( 0.3%):

 70                                                                                      70  AMERCO*

  1,560                                                                               1,560  Arkansas Best Corp.

  1,640                                                                               1,640  CSX Corp.

  800                                                                                   800  Heartland Express, Inc.

  4,850                                                                               4,850  Norfolk Southern Corp.
                                                                                             Old Dominion Freight
 50                                                                                      50  Line, Inc.*

  110                                                                                   110  Ryder System, Inc.

 70                                                                                      70  Wabtec Corp.

  2,380                                                                               2,380  Werner Enterprises, Inc.

           1,595                            1,595

          35,073                           35,073

          55,515                           55,515
                                 -----------------
----------------- --------------

       3,094,310        297,920         3,392,230
----------------- -------------- -----------------



          11,189                           11,189

           9,246                            9,246

           9,695                            9,695
                                 -----------------
-----------------

          30,130                           30,130
-----------------                -----------------


           2,417                            2,417

          46,972                           46,972

          53,251                           53,251

          12,608                           12,608

         228,192                          228,192

           1,423                            1,423

           4,266                            4,266

           2,783                            2,783


                                      210
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

  1,330                                                                               1,330  YRC Worldwide, Inc.*





SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (
3.9%):
                                                                                             Advanced Micro Devices,
  940                                                                                   940  Inc.*

  4,510                                                                               4,510  Altera Corp.

  8,860                                                                               8,860  Amkor Technology, Inc.*

  3,530                                                                               3,530  Analog Devices, Inc.

   38,440                                                                            38,440  Applied Materials, Inc.

  2,170                                                                               2,170  Atheros Communications*

  6,970                                                                               6,970  Atmel Corp.*

  4,770                                                                               4,770  Broadcom Corp., Class A*
                                                                                             Cabot Microelectronics
  580                                                                                   580  Corp.*

  1,050                                                                               1,050  Cymer, Inc.*

  1,460                                                                               1,460  Entegris, Inc.*
                                                                                             Fairchild Semiconductor
  7,400                                                                               7,400  International, Inc.*

  330                                                                                   330  FEI Co.*
                                                                                             Integrated Device
  8,220                                                                               8,220  Technology, Inc.*

          41,269                           41,269

           3,817                            3,817
                                 -----------------
-----------------

         396,998                          396,998
-----------------                -----------------



           2,030                            2,030

          75,362                           75,362

          19,315                           19,315

          67,141                           67,141

         389,397                          389,397

          31,053                           31,053

          21,816                           21,816

          80,947                           80,947

          15,121                           15,121

          23,006                           23,006

           3,197                            3,197

          36,186                           36,186

           6,224                            6,224


                                      211
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

   69,910                                                                            69,910  Intel Corp.
                                                                                             International Rectifier
  1,280                                                                               1,280  Corp.*

  4,190                                                                               4,190  Intersil Corp., Class A

  2,460                                                                               2,460  KLA-Tencor Corp.

   13,180                                                                            13,180  LSI Logic Corp.*
                                                                                             Marvell Technology Group,
  7,020                                                                               7,020  Ltd.*
                                                                                             MEMC Electronic
  3,080                                                                               3,080  Materials, Inc.*

  790                                                                                   790  Microsemi Corp.*

  2,690                                                                               2,690  MKS Instruments, Inc.*
                                                                                             National Semiconductor
  3,130                                                                               3,130  Corp.

  3,440                                                                               3,440  Novellus Systems, Inc.*

  6,120                                                                               6,120  NVIDIA Corp.*

  3,160                                                                               3,160  ON Semiconductor Corp.*

  7,280                                                                               7,280  PMC-Sierra, Inc.*

  190                                                                                   190  Power Integrations, Inc.

  3,610                                                                               3,610  RF Micro Devices, Inc.*

  3,550                                                                               3,550  Semtech Corp.*
                                                                                             Silicon Laboratories,
  1,890                                                                               1,890  Inc.*

          46,114                           46,114

       1,024,881                        1,024,881

          17,280                           17,280

          38,506                           38,506

          53,603                           53,603

          43,362                           43,362

          46,823                           46,823

          43,982                           43,982

           9,986                            9,986

          39,785                           39,785

          31,519                           31,519

          42,450                           42,450

          49,388                           49,388

          10,744                           10,744

          35,381                           35,381

           3,777                            3,777

           2,816                            2,816

          40,009                           40,009


                                      212
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

  3,540                                                                               3,540  Skyworks Solutions, Inc.*

   10,300                                                                            10,300  Teradyne, Inc.*
                                                                                             Tessera Technologies,
  800                                                                                   800  Inc.*

   37,420                                             100,050                       137,470  Texas Instruments, Inc.
                                                                                             Varian Semiconductor
                                                                                             Equipment Associates,
  1,440                                                                               1,440  Inc.*

  1,680                                                                               1,680  Verigy, Ltd.*

  3,120                                                                               3,120  Xilinx, Inc.





SOFTWARE ( 6.0%):

  1,100                                                                               1,100  Adobe Systems, Inc.*

  150                                                                                   150  Advent Software, Inc.*

  3,090                                                                               3,090  Amdocs, Ltd.*

  1,080                                                                               1,080  Ansys, Inc.*

  2,950                                                                               2,950  Autodesk, Inc.*

 30                                                                                      30  Blackbaud, Inc.

  800                                                                                   800  BMC Software, Inc.*

  8,080                                               123,850                       131,930  CA, Inc.

          46,834                           46,834

          19,612                           19,612

          43,466                           43,466

           9,504                            9,504

         580,758      1,552,776         2,133,534


          26,093                           26,093

          16,162                           16,162

          55,598                           55,598
                                 -----------------
----------------- --------------

       3,149,228      1,552,776         4,702,004
----------------- -------------- -----------------


          23,419                           23,419

           2,996                            2,996

          56,516                           56,516

          30,121                           30,121

          57,967                           57,967

             405                              405

          21,528                           21,528

         149,722      2,294,941         2,444,663


                                      213
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

                                                                                            Cadence Design Systems,
  9,150                                                                               9,150  Inc.*
                                                                                             Check Point Software
  1,330                                                                               1,330  Technologies, Ltd.*

  2,070                                                                               2,070  Citrix Systems, Inc.*

  7,840                                                                               7,840  Compuware Corp.*

  510                                                                                   510  Concur Technologies, Inc.*

                                                        63,850                       63,850  Electronic Arts, Inc.*
                                                                                             FactSet Research Systems,
  840                                                                                   840  Inc.

  1,490                                                                               1,490  Informatica Corp.*
                                                                                             Jack Henry & Associates,
  1,050                                                                               1,050  Inc.

  2,120                                                                               2,120  Lawson Software, Inc.*

  1,610                                                                               1,610  Mentor Graphics Corp.*

  1,450                                                                               1,450  Micros Systems, Inc.*

   72,680                                               16,700                       89,380  Microsoft Corp.
                                                                                             MicroStrategy, Inc.,
  100                                                                                   100  Class A*
                                                                                             Net 1 UEPS Technologies,
  1,560                                                                               1,560  Inc.*
                                                                                             Nuance Communications,
  3,520                                                                               3,520  Inc.*

  1,000                                                                               1,000  Open Text Corp.*

   34,376                                                                            34,376  Oracle Corp.*

          33,489                           33,489

          25,257                           25,257

          48,790                           48,790

          52,920                           52,920

          16,738                           16,738

                      1,024,154         1,024,154

          37,162                           37,162

          20,458                           20,458

          20,381                           20,381

          10,049                           10,049

           8,324                            8,324

          23,664                           23,664

       1,412,899        324,648         1,737,547

           3,713                            3,713

          21,372                           21,372

          36,467                           36,467

          30,130                           30,130

         609,486                          609,486


                                      214
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

                                                                                             Parametric Technology
  3,800                                                                               3,800  Corp.*

  780                                                                                   780  Progress Software Corp.*

  2,840                                                                               2,840  Quest Software, Inc.*

  530                                                                                   530  Solera Holdings, Inc.*

   10,260                                                                            10,260  Sun Microsystems, Inc.*

  2,220                                                                               2,220  Sybase, Inc.*

   43,760                                                                            43,760  Symantec Corp.*

  2,670                                                                               2,670  Synopsys, Inc.*
                                                                                             Take-Two Interactive
  2,860                                                                               2,860  Software, Inc.

  2,350                                                                               2,350  Teradata Corp.*

  690                                                                                   690  THQ, Inc.*

  9,480                                                                               9,480  TIBCO Software, Inc.*

  3,400                                                                               3,400  Wind River Systems, Inc.*





SPECIALTY RETAIL ( 1.5%):

  640                                                                                   640  Aaron Rents, Inc.
                                                                                             Abercrombie & Fitch Co.,
  2,030                                                                               2,030  Class A

  3,640                                                                               3,640  Aeropostale, Inc.*
                                                                                             American Eagle
  3,960                                                                               3,960  Outfitters, Inc.

          48,070                           48,070

          15,023                           15,023

          35,756                           35,756

          12,773                           12,773

          39,193                           39,193

          54,989                           54,989

         591,635                          591,635

          49,448                           49,448

          21,622                           21,622

          34,851                           34,851

           2,891                            2,891

          49,201                           49,201

          30,702                           30,702
                                 -----------------
----------------- --------------

       3,740,127      3,643,743         7,383,870
----------------- -------------- -----------------


          17,037                           17,037

          46,832                           46,832

          58,604                           58,604


                                      215
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

  5,010                                                                               5,010  AnnTaylor Stores Corp.*

  5,440                                                                               5,440  AutoNation, Inc.*

  2,390                                                                               2,390  Barnes & Noble, Inc.

  1,490                                                                               1,490  Bebe Stores, Inc.

   13,100                                                                            13,100  Best Buy Co., Inc.

  1,380                                                                               1,380  Buckle, Inc. (The)

  3,040                                                                               3,040  Callaway Golf Co.

  330                                                                                   330  Chico's FAS, Inc.*
                                                                                             Children's Place Retail
  1,850                                                                               1,850  Stores, Inc.*

  2,640                                                                               2,640  Dress Barn, Inc.*

  3,190                                                                               3,190  Foot Locker, Inc.

   21,420                                                                            21,420  Gap, Inc. (The)

  1,340                                                                               1,340  Guess?, Inc.

  590                                                                                   590  Gymboree Corp.*

  3,910                                                                               3,910  Home Depot, Inc.

  5,000                                                                               5,000  Limited Brands, Inc.

  1,080                                                                               1,080  Lowe's Cos., Inc.

  2,210                                                                               2,210  Men's Wearhouse, Inc.

          37,066                           37,066

          28,908                           28,908

          53,747                           53,747

          35,850                           35,850

          11,130                           11,130

         368,241                          368,241

          30,112                           30,112

          28,242                           28,242

           1,379                            1,379

          40,108                           40,108

          28,354                           28,354

          23,415                           23,415

         286,814                          286,814

          20,569                           20,569

          15,393                           15,393

          90,008                           90,008

          50,200                           50,200

          23,242                           23,242


                                      216
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

MSC Industrial Direct
  1,160                                                                               1,160  Co., Inc., Class A

  8,430                                                                               8,430  Office Depot, Inc.*

  500                                                                                   500  OfficeMax, Inc.
                                                                                             Penske Automotive Group,
  1,550                                                                               1,550  Inc.

  2,920                                                                               2,920  RadioShack Corp.

  2,050                                                                               2,050  Rent-A-Center, Inc.*

  710                                                                                   710  Ross Stores, Inc.
                                                                                             Sally Beauty Holdings,
  2,760                                                                               2,760  Inc.*

  900                                                                                   900  Sherwin Williams Co.

  3,590                                                                               3,590  TJX Cos., Inc.

  1,370                                                                               1,370  Tractor Supply Co.*

  750                                                                                   750  Urban Outfitters, Inc.*

  1,690                                                                               1,690  Zale Corp.*





TEXTILES, APPAREL & LUXURY GOODS ( 0.3%):

  1,220                                                                               1,220  Carter's, Inc.*

  3,520                                                                               3,520  Coach, Inc.*

  1,710                                                                               1,710  Fossil, Inc.*

          29,923                           29,923

          42,723                           42,723

          25,121                           25,121

           3,820                            3,820

          11,904                           11,904

          34,865                           34,865

          36,182                           36,182

          21,108                           21,108

          15,704                           15,704

          53,775                           53,775

          73,846                           73,846

          49,512                           49,512

          11,235                           11,235

           5,628                            5,628
                                 -----------------
-----------------

       1,710,597                        1,710,597
-----------------                -----------------


          23,497                           23,497

          73,110                           73,110


                                      217
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

  3,560                                                                               3,560  Jones Apparel Group, Inc.

  6,930                                                                               6,930  Liz Claiborne, Inc.

  1,810                                                                               1,810  Phillips-Van Heusen Corp.

  820                                                                                   820  Polo Ralph Lauren Corp.
                                                                                             Quiksilver Resources,
  2,870                                                                               2,870  Inc.*
                                                                                             Skechers U.S.A., Inc.,
  870                                                                                   870  Class A*

  1,550                                                                               1,550  Talbots, Inc. (The)

  2,080                                                                               2,080  Timberland Co., Class A*

  200                                                                                   200  UniFirst Corp.

  2,790                                                                               2,790  Warnaco Group, Inc. (The)*

  1,630                                                                               1,630  Wolverine World Wide, Inc.





THRIFTS & MORTGAGE FINANCE ( 0.0%):

  2,860                                                                               2,860  MGIC Investment Corp.

 30                                                                                      30  Northwest Bancorp, Inc.
                                                                                             Provident Financial
  900                                                                                   900  Services, Inc.


          28,557                           28,557

          20,862                           20,862

          18,018                           18,018

          36,435                           36,435

          37,236                           37,236

           5,281                            5,281

          11,153                           11,153

           3,705                            3,705

          24,024                           24,024

           5,938                            5,938

          54,768                           54,768

          34,295                           34,295
                                 -----------------
-----------------

         376,879                          376,879
-----------------                -----------------


           9,953                            9,953

             641                              641

          13,770                           13,770
                                 -----------------
-----------------

          24,364                           24,364
-----------------                -----------------

                                      218
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

TOBACCO ( 0.4%):

  4,050                                                                               4,050  Altria Group, Inc.
                                                                                             Philip Morris
   10,870                                                                            10,870  International, Inc.

  530                                                                                   530  Universal Corp.





TRADING COMPANIES & DISTRIBUTORS ( 0.1%):
                                                                                             Applied Industrial
  1,180                                                                               1,180  Technologies, Inc.

  550                                                                                   550  GATX Corp.

  4,508                                                                               4,508  United Rentals, Inc.*

  560                                                                                   560  Watsco, Inc.





WIRELESS TELECOMMUNICATION SERVICES (0.3%):
                                                                                             Centennial Communications
  1,480                                                                               1,480  Corp.*

  330                                                                                   330  Global Crossing, Ltd.*

  1,660                                                                               1,660  InterDigital, Inc.*

  1,930                                                                               1,930  NII Holdings, Inc.*

  1,050                                                                               1,050  NTELOS Holdings Corp.

   41,299                                                                            41,299  Sprint Nextel Corp.*


          60,993                           60,993

         472,954                          472,954

          15,831                           15,831
                                 -----------------
-----------------

         549,778                          549,778
-----------------                -----------------


          22,326                           22,326

          17,033                           17,033

          41,113                           41,113

          21,504                           21,504
                                 -----------------
-----------------

         101,976                          101,976
-----------------                -----------------



          11,929                           11,929

           2,620                            2,620

          45,650                           45,650

          35,088                           35,088

          25,893                           25,893

          75,577                           75,577


                                      219
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

  2,130                                                                               2,130  Syniverse Holdings, Inc.*
                                                                                             Telephone and Data
  1,840                                                                               1,840  Systems, Inc.

  730                                                                                   730  U.S. Cellular Corp.*







TOTAL COMMON STOCKS
(Cost $171,218,759)



INVESTMENT COMPANY ( 1.6%):
                                                                                          Dreyfus Treasury Prime Cash
   527,717                                                          1,382,199  1,909,916  Management, 0.17%(a)

TOTAL INVESTMENT COMPANIES

Cost ($1,909,916)
TOTAL INVESTMENT SECURITIES
Cost ($173,128,675)(b) - 99.5%
NET OTHER ASSETS (LIABILITIES) - 0.5%
ADJUSTMENT FOR REORGANIZATION FEES (c) - (0.0%)

NET ASSETS - 100.0%


          25,432                           25,432

          58,420                           58,420

          31,565                           31,565
-----------------                -----------------

         312,174                          312,174
-----------------                -----------------

                                 -----------------
----------------- --------------
                                      120,180,507
      62,531,169     57,649,338
----------------- -------------- -----------------




527,717           1,382,199          1,909,916
----------------- -------------- -----------------
527,717           1,382,199          1,909,916
----------------- -------------- -----------------

63,058,886        59,031,537       122,090,423

143,990           463,319              607,309
-                 -                    (48,500)
----------------- -------------- -----------------
 $ 63,202,876     $59,494,856      $122,649,232
================= ============== =================


* Non-income producing security

(a) The rate presented represents the effective yield at December 31.2008.

(b) Cost for federal income tax purposes is $187,316,520. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

                            Unrealized appreciation         $3,288,509
                            Unrealized depreciation        (68,514,606)

                            Net unrealized depreciation    (65,226,097)

(c) Represents the estimated reorganization fees and expense that are to be expected to be paid by the Funds.




                                      220
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



AZL MODERATE INDEX STRATEGY FUND
PRO FORMA COMBINED SCHEDULE OF PORTFOLIO INVESTMENTS
(UNAUDITED)

                                              AZL
                                   AZL        MODERATE                                           AZL
                                   TARGETPLUS INDEX                                 AZL          TARGETPLUS AZL
                 AZL TARGETPLUS    MODERATE   STRATEGY                              TARGETPLUS   MODERATE   MODERATE
                    GROWTH FUND    FUND       FUND   PROFORMA                       GROWTH FUND  FUND       INDEX     PROFORMA
                        SHARES     SHARES     SHARES COMBINED SECURITY DESCRIPTION  FAIR VALUE   FAIR       STRATEGY  COMBINED
                                                                                                 VALUE      FUND      SHARES
--------- ---------------------- ---------- -------- ------- ---------------------- ------------- --------- -------- ---------
ASSET BACKED SECURITIES (0.1%):
                       100,000               -      100,000  SLM Student Loan          $ 93,722       $ -      $ -   $93,722
                                                             Trust, Series
                                                             2008-9, Class A,
                                                             5.04%,
                                                             4/25/23 (a)+
                                                             Total Asset Backed          93,722         -        -    93,722
                                                             Securities (Cost
                                                             $99,601)

COMMON STOCKS (68.0%):
         AEROSPACE & DEFENSE
         (0.7%):
                         5,279      3,476    -       8,755   American Science &         390,435   257,085        -   647,520
                                                             Engineering, Inc.
                         1,909      1,257    -       3,166   Axsys Technologies,        104,728    68,959        -   173,687
                                                             Inc.*
                                                                                        495,163   326,044        -   821,207

         AIRLINE (1.0%):
                       627,000    412,000    -     1,039,000 Cathay Pacific             707,073   464,616        -  1,171,689
                                                             Airways, Ltd.

         AUTO COMPONENTS
         (1.5%):
                       489,305    322,132    -      811,437  GKN plc                    692,625   455,987        -  1,148,612
                        40,877     26,911    -      67,788   Superior Industries        430,026   283,104        -   713,130
                                                             International, Inc.
                                                                                      1,122,651   739,091        -  1,861,742

         AUTOMOBILES (1.1%):
                        11,434      7,528    -      18,962   DaimlerChrysler AG         437,694   288,172        -   725,866
                        16,716     11,005    -      27,721   Honda Motor Co.,           356,719   234,847        -   591,566
                                                             Ltd., ADR
                                                                                        794,413   523,019        -  1,317,432

         BIOTECHNOLOGY (1.7%):
                        12,527      8,246    -      20,773   Amgen, Inc.*               723,434   476,206        -  1,199,640
                         8,172      5,380    -      13,552   Myriad Genetics,           541,477   356,479        -   897,956
                                                             Inc.*
                                                                                      1,264,911   832,685        -  2,097,596

                                      221
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information


         CAPITAL MARKETS
         (2.7%):
                        13,775      9,069    -      22,844   Credit Suisse              389,282   256,290        -   645,572
                                                             Group, SP ADR
                        11,431      7,526    -      18,957   Deutsche Bank AG           465,127   306,233        -   771,360
                        14,695      9,675    -      24,370   Stifel Financial           673,766   443,599        -  1,117,365
                                                             Corp.*
                        28,905     19,029    -      47,934   UBS AG*                    413,342   272,115        -   685,457
                                                                                      1,941,517  1,278,237       -  3,219,754

         CHEMICALS (2.1%):
                        25,271     16,637    -      41,908   E.I. du Pont de            639,356   420,916        -  1,060,272
                                                             Nemours & Co.
                        14,133      9,305    -      23,438   Eastman Chemical           448,158   295,061        -   743,219
                                                             Co.
                        19,460     12,812    -      32,272   Sensient                   464,705   305,951        -   770,656
                                                             Technologies Corp.
                                                                                      1,552,219  1,021,928       -  2,574,147

         COMMERCIAL BANKS
         (8.7%):
                        59,185     38,964    -      98,149   Allied Irish Banks         277,578   182,741        -   460,319
                                                             plc, SP ADR
                        45,935     30,241    -      76,176   Banco Santander SA,        435,923   286,987        -   722,910
                                                             SP ADR
                        36,829     24,247    -      61,076   Barclays plc, ADR          360,924   237,621        -   598,545
                        43,588     28,695    -      72,283   First Bancorp              485,570   319,662        -   805,232
                        12,574      8,277    -      20,851   First Financial            694,211   456,973        -  1,151,184
                                                             Bankshares, Inc.
                         7,993      5,262    -      13,255   First Financial            327,633   215,689        -   543,322
                                                             Corp.
                        40,663     26,771    -      67,434   FNB Corp.                  536,752   353,377        -   890,129
                        11,583      7,626    -      19,209   Home Bancshares,           312,162   205,521        -   517,683
                                                             Inc.
                        60,156     39,603    -      99,759   Huntington                 460,795   303,359        -   764,154
                                                             Bancshares, Inc.
                        19,142     12,602    -      31,744   KB Financial Group,        501,520   330,172        -   831,692
                                                             Inc., ADR*
                        35,567     23,416    -      58,983   Lloyds TSB Group           273,866   180,303        -   454,169
                                                             plc, SP ADR

                                      222
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



                        46,683     30,733    -      77,416   Regions Financial          371,597   244,635        -   616,232
                                                             Corp.
                        22,322     14,696    -      37,018   Royal Bank of              341,303   224,702        -   566,005
                                                             Scotland Group plc,
                                                             SP ADR
                        15,428     10,157    -      25,585   SunTrust Banks,            455,743   300,038        -   755,781
                                                             Inc.
                        33,976     22,368    -      56,344   Umpqua Holdings            491,633   323,665        -   815,298
                                                             Corp.
                                                                                      6,327,210  4,165,445       -  10,492,655

         COMMERCIAL SERVICES
         & SUPPLIES (1.3%):
                        27,900     18,368    -      46,268   Navigant                   442,773   291,500        -   734,273
                                                             Consulting, Inc.*
                        37,137     24,449    -      61,586   R.R. Donnelley &           504,320   332,018        -   836,338
                                                             Sons Co.
                                                                                        947,093   623,518        -  1,570,611

         CONTAINERS &
         PACKAGING (0.3%):
                         6,468      4,258    -      10,726   Rock-Tenn Co.,             221,076   145,538        -   366,614
                                                             Class A

         DIVERSIFIED CONSUMER
         SERVICES (2.6%):
                         9,112      5,999    -      15,111   Apollo Group, Inc.,        698,162   459,643        -  1,157,805
                                                             Class A*
                         6,696      4,408    -      11,104   ITT Educational            635,986   418,672        -  1,054,658
                                                             Services, Inc.*
                         2,471      1,627    -       4,098   Strayer Education,         529,807   348,845        -   878,652
                                                             Inc.
                                                                                      1,863,955  1,227,160       -  3,091,115

         DIVERSIFIED
         FINANCIAL SERVICES
         (1.5%):
                        40,338     26,557    -      66,895   Bank of America            567,959   373,923        -   941,882
                                                             Corp.
                        47,034     30,965    -      77,999   ING Groep NV, ADR          522,077   343,711        -   865,788
                                                                                      1,090,036   717,634        -  1,807,670

                                      223
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



         DIVERSIFIED
         TELECOMMUNICATION
         SERVICES (2.6%):
                       301,726    198,640    -      500,366  BT Group plc               592,683   390,191        -   982,874
                        25,702     16,921    -      42,623   Deutsche Telekom           393,241   258,891        -   652,132
                                                             AG, ADR
                        15,777     10,387    -      26,164   Nippon Telegraph &         428,977   282,422        -   711,399
                                                             Telephone Corp.,
                                                             ADR
                        26,925     17,727    -      44,652   Telecom Italia SPA,        437,531   288,064        -   725,595
                                                             ADR
                                                                                      1,852,432  1,219,568       -  3,072,000

         ELECTRIC UTILITIES
         (1.3%):
                        39,311     25,880    -      65,191   Korea Electric             456,401   300,467        -   756,868
                                                             Power Corp., ADR*
                        15,835     10,425    -      26,260   Pinnacle West              508,778   334,955        -   843,733
                                                             Capital Corp.
                                                                                        965,179   635,422        -  1,600,601

         ELECTRONIC EQUIPMENT,
         INSTRUMENTS & COMPONENTS (0.4%):
                         7,995      5,264    -      13,259   Hitachi, Ltd., SP          312,924   206,033        -   518,957
                                                             ADR.

         FOOD & STAPLES
         RETAILING (1.2%):
                         2,185      1,438    -       3,623   Nash Finch Co.              98,085    64,552        -   162,637
                         3,958      2,606    -       6,564   Spartan Stores,             92,023    60,589        -   152,612
                                                             Inc.
                        12,352      8,132    -      20,484   Wal-Mart Stores,           692,453   455,880        -  1,148,333
                                                             Inc.
                                                                                        882,561   581,021        -  1,463,582

         FOOD PRODUCTS (0.8%):
                        16,667     10,973    -      27,640   Flowers Foods,             406,008   267,302        -   673,310
                                                             Inc.
                         5,403      3,558    -       8,961   Treehouse Foods,           147,178    96,920        -   244,098
                                                             Inc.*
                                                                                        553,186   364,222        -   917,408

                                      224
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information


         GAS UTILITIES (2.9%):
                        14,055      9,253    -      23,308   Laclede Group, Inc.        658,336   433,410        -  1,091,746
                                                             (The)
                        44,909     29,565    -      74,474   Piedmont Natural         1,422,268   936,324        -  2,358,592
                                                             Gas Co., Inc.
                                                                                      2,080,604  1,369,734       -  3,450,338

         HEALTH CARE
         EQUIPMENT & SUPPLIES
         (0.6%):
                         9,954      6,553    -      16,507   CryoLife, Inc.*             96,653    63,630        -   160,283
                         3,895      2,564    -       6,459   Greatbatch, Inc.*          103,062    67,843        -   170,905
                        10,217      6,727    -      16,944   STERIS Corp.               244,084   160,708        -   404,792
                                                                                        443,799   292,181        -   735,980

         HEALTH CARE
         PROVIDERS & SERVICES
         (0.7%):
                        16,989     11,185    -      28,174   Gentiva Health             497,098   327,273        -   824,371
                                                             Services, Inc.*

         HEALTH CARE
         TECHNOLOGY (0.1%):
                         3,332      2,194    -       5,526   Computer Programs &         89,298    58,799        -   148,097
                                                             Systems, Inc.

         HOTELS, RESTAURANTS
         & LEISURE (2.3%):
                       231,740    152,565    -      384,305  Ladbrokes plc              619,621   407,925        -  1,027,546
                        12,094      7,962    -      20,056   McDonald's Corp.           752,126   495,157        -  1,247,283
                         5,071      3,338    -       8,409   Panera Bread Co.,          264,909   174,377        -   439,286
                                                             Class A*
                                                                                      1,636,656  1,077,459       -  2,714,115

                                      225
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information


         HOUSEHOLD DURABLES
         (0.6%):
                        18,370     12,094    -      30,464   Sony Corp., SP ADR         401,752   264,496        -   666,248

         INDUSTRIAL
         CONGLOMERATES (2.7%):
                       876,000    576,000    -     1,452,000 Citic Pacific,             954,529   627,635        -  1,582,164
                                                             Ltd.
                        38,446     25,311    -      63,757   General Electric           622,825   410,038        -  1,032,863
                                                             Co.
                        29,982     19,738    -      49,720   Textron, Inc.              415,850   273,766        -   689,616
                                                                                      1,993,204  1,311,439       -  3,304,643

         INSURANCE (1.3%):
                        80,486     52,987    -      133,473  AEGON NV                   486,940   320,571        -   807,511
                        21,426     14,106    -      35,532   Axa, ADR                   481,442   316,962        -   798,404
                                                                                        968,382   637,533        -  1,605,915

         IT SERVICES (2.1%):
                       617,678    406,646    -     1,024,324 LogicaCMG plc              616,744   406,031        -  1,022,775
                        16,542     10,889    -      27,431   ManTech                    896,411   590,075        -  1,486,486
                                                             International Corp.,
                                                             Class A*
                                                                                      1,513,155   996,106        -  2,509,261

         LIFE SCIENCES TOOLS
         & SERVICES (0.7%):
                        23,969     15,780    -      39,749   Luminex Corp.*             511,978   337,061        -   849,039

         MACHINERY (0.8%):
                        33,344     21,952    -      55,296   Briggs & Stratton          586,521   386,136        -   972,657
                                                             Corp.

         MEDIA (1.7%):
                     1,269,134    835,529    -     2,104,663 ITV plc                    727,486   478,937        -  1,206,423
                        64,389     42,390    -      106,779  New York Times Co.,        471,972   310,719        -   782,691
                                                             Class A

                                      226
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



                                                                                      1,199,458   789,656        -  1,989,114

         METALS & MINING
         (4.0%):
                        59,392     39,101    -      98,493   Alcoa, Inc.                668,754   440,277        -  1,109,031
                        14,657      9,649    -      24,306   ArcelorMittal,             360,416   237,269        -   597,685
                                                             Class A
                        23,420     15,418    -      38,838   Compass Minerals         1,373,817   904,420        -  2,278,237
                                                             International, Inc.
                         6,288      4,140    -      10,428   POSCO, ADR                 473,172   311,535        -   784,707
                                                                                      2,876,159  1,893,501       -  4,769,660

         MULTI-UTILITIES
         (1.9%):
                        39,461     25,979    -      65,440   NiSource, Inc.             432,887   284,990        -   717,877
                        13,750      9,052    -      22,802   SCANA Corp.                489,500   322,251        -   811,751
                        14,469      9,526    -      23,995   Veolia Environment,        458,812   302,069        -   760,881
                                                             ADR
                                                                                      1,381,199   909,310        -  2,290,509

         MULTILINE RETAIL
         (1.8%):
                        16,086     10,590    -      26,676   Dollar Tree, Inc.*         672,395   442,662        -  1,115,057
                        24,238     15,956    -      40,194   Family Dollar              631,884   415,973        -  1,047,857
                                                             Stores, Inc.
                                                                                      1,304,279   858,635        -  2,162,914

         OIL, GAS &
         CONSUMABLE FUELS
         (2.3%):
                         6,674      4,394    -      11,068   Clayton Williams           303,266   199,663        -   502,929
                                                             Energy, Inc.*
                        21,160     13,930    -      35,090   Goodrich Petroleum         633,742   417,203        -  1,050,945
                                                             Corp.*
                        15,730     10,357    -      26,087   Petro-Canada               344,330   226,715        -   571,045
                        19,151     12,609    -      31,760   Repsol YPF SA, ADR         411,938   271,220        -   683,158

                                      227
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information


                                                                                      1,693,276  1,114,801       -  2,808,077


         PAPER & FOREST
         PRODUCTS (0.6%):
                        40,208     26,471    -      66,679   MeadWestvaco Corp.         449,927   296,210        -   746,137

         PHARMACEUTICALS
         (1.8%):
                        38,733     25,499    -      64,232   Pfizer, Inc.               685,962   451,587        -  1,137,549
                        45,156     29,728    -      74,884   ViroPharma, Inc.*          587,931   387,059        -   974,990
                                                                                      1,273,893   838,646        -  2,112,539

         REAL ESTATE
         MANAGEMENT &
         DEVELOPMENT (2.5%):
                       849,000    558,000    -     1,407,000 New World                  867,396   570,091        -  1,437,487
                                                             Developments Co.,
                                                             Ltd.
                       887,000    583,000    -     1,470,000 Sino Land Co.,             927,073   609,338        -  1,536,411
                                                             Ltd.
                                                                                      1,794,469  1,179,429       -  2,973,898

         SPECIALTY RETAIL
         (1.8%):
                         6,438      4,239    -      10,677   AutoZone, Inc.*            897,908   591,214        -  1,489,122
                         7,617      5,015    -      12,632   Buckle, Inc.               166,203   109,427        -   275,630
                                                            (The)
                         6,205      4,085    -      10,290   Tractor Supply             224,248   147,632        -   371,880
                                                             Co.*
                                                                                      1,288,359   848,273        -  2,136,632

         THRIFTS & MORTGAGE
         FINANCE (1.2%):
                        29,944     19,713    -      49,657   First Niagara              484,194   318,759        -   802,953
                                                             Financial Group,
                                                             Inc.
                        27,937     18,393    -      46,330   Washington Federal,        417,938   275,160        -   693,098
                                                             Inc.
                                                                                        902,132   593,919        -  1,496,051

                                      228
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



         TOBACCO (0.6%):
                        14,315      9,424    -      23,739   Universal Corp.            427,589   281,495        -   709,084

         TRANSPORTATION
         INFRASTRUCTURE
         (1.4%):
                       981,000    644,000    -     1,625,000 Cosco Pacific,           1,010,003   663,040        -  1,673,043
                                                             Ltd.

                                                             Total Common Stocks     49,216,789  32,396,313      -  81,613,102
                                                             (Cost $89,808,218)

CONVERTIBLE BONDS (0.2%):
         DIVERSIFIED
         FINANCIAL SERVICES
         (0.2%):
                       100,000                              Prudential                   94,650    94,650        -   189,300
                                                            Financial, Inc.,
                                                            0.37%, 12/15/37,
                                                            Callable
                                                            6/16/09 @ 100(a)(d)+
                                                            Total Convertible            94,650    94,650        -   189,300
                                                            Bonds (Cost
                                                            $195,836)

CORPORATE BONDS (5.4%):
         COMMERCIAL BANKS
         (1.7%):
                       100,000               -      100,000  ANZ National Bank,          96,756         -        -    96,756
                                                             Ltd., 6.20%,
                                                             7/19/13(b)+
                                   25,000                    Bank of America                  -    24,961        -
                                                             Corp., 5.75%,
                                                             12/1/17+
                       100,000    100,000    -      200,000  Bank of America             71,929    71,929        -   143,858
                                                             Corp., 8.13%,
                                                             12/31/49+
                       100,000    100,000    -      200,000  Bank of America            100,450   100,450        -   200,900
                                                             Corp., Series L,
                                                             1.88%, 6/22/12,
                                                             MTN(a)+
                       100,000    100,000    -      200,000  Barclays Bank plc,          99,694    99,694        -   199,388
                                                             2.50%, 8/10/09(a)
                                                             (b)+
                                  250,000    -      250,000  Barclays Bank plc,               -   220,549        -   220,549
                                                             6.05%, 12/4/17(b)+
                       100,000    100,000    -      200,000  Barclays Bank plc,          50,558    50,558        -   101,116
                                                             7.43%, 9/29/49(a)
                                                             (b)+
                       100,000    100,000    -      200,000  Citigroup Funding,          94,807    94,807        -   189,614
                                                             Inc., 3.56%,
                                                             5/7/10(a)+
                                  100,000    -      100,000  New York Community               -   102,681        -   102,681
                                                             Bank, 3.00%,
                                                             12/16/11+
                       100,000    100,000    -      200,000  PNC Funding Corp.,         100,999   100,999        -   201,998

                                      229
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



                                                             2.30%, 6/22/12+
                       100,000    100,000    -      200,000  Regions Bank,              104,036   104,036        -   208,072
                                                             3.25%, 12/9/11+
                        100000    200,000    -      300,000  SunTrust Bank,             103,410   206,821        -   310,231
                                                             Inc., 3.00%,
                                                             11/16/11+
                       100,000    100,000    -      200,000  UBS AG Stamford CT,         91,864    91,864        -   183,728
                                                             5.88%, 12/20/17+
                        20,000     10,000    -      30,000   Wells Fargo Co.,            20,371    10,185        -    30,556
                                                             5.25%, 10/23/12+
                                                                                        934,874  1,279,534       -  2,092,691

         COMMERCIAL SERVICES
         & SUPPLIES (0.0%):
                        35,000     25,000    -      60,000   First Data Corp.,           21,175    15,125        -    36,300
                                                             9.88%, 9/24/15,
                                                             Callable 9/30/11
                                                             @ 104.94+


         DIVERSIFIED CONSUMER
         SERVICES (0.6%):


                       100,000               -      100,000  American Express            95,997         -        -    95,997
                                                             Credit Co., Series
                                                             C, 5.88%, 5/2/13+
                       100,000               -      100,000  American                    67,029         -        -    67,029
                                                             International Group,
                                                             5.85%, 1/16/18,
                                                             MTN(b)+
                       100,000               -      100,000  American                    73,192         -        -    73,192
                                                             International Group,
                                                             8.25%, 8/25/18+
                        25,000               -      25,000   Bear Stearns Co.,           25,980         -        -    25,980
                                                             Inc., 6.40%,
                                                             10/2/17+
                                  100,000    -      100,000  Citigroup Capital                -    77,124        -    77,124
                                                             XXI, 8.30%,
                                                             12/21/57, Callable
                                                             12/21/37 @ 100+
                        20,000     10,000    -      30,000   General Electric            20,144    10,072        -    30,216
                                                             Capital Corp.,
                                                             5.25%, 10/19/12+
                       100,000    100,000    -      200,000  John Deere Capital          91,249    91,249        -   182,498
                                                             Corp., 2.94%,
                                                             6/10/11(a)+
                       100,000               -      100,000  National Rural              92,858         -        -    92,858
                                                             Utilities, 4.75%,
                                                             3/1/14+
                        25,000     25,000    -      50,000   Petrobras                   22,475    22,475        -    44,950
                                                             International
                                                             Finance, Inc.,
                                                             5.88%, 3/1/18+
                                                                                        488,924   200,920        -   689,844

         DIVERSIFIED
         FINANCIAL SERVICES
         (1.9%):

                                      230
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information


                                  100,000    -      100,000  American International Group,         66,088        -    66,088
                                                             5.45%, 5/18/17,(b) MTN+
                       100,000               -      100,000  Goldman Sachs               94,817         -        -    94,817
                                                             Group, Inc., 5.95%,
                                                             1/18/18+
                                  200,000    -      200,000  American International Group,        146,384        -   146,384
                                                             8.25%, 8/15/18+
                       100,000    100,000    -      200,000  Citigroup, Inc.,           101,054   101,054        -   202,108
                                                             6.13%, 11/21/17+
                       200,000    200,000    -      400,000  Citigroup, Inc.,           132,058   132,058        -   264,116
                                                             8.45%, 4/29/49+
                                  100,000    -      100,000  Goldman Sachs Group, Inc., 5.95%,     94,817        -    94,817
                                                             1/18/18+
                       100,000    100,000    -      200,000  Goldman Sachs               96,096    96,096        -   192,192
                                                             Group, Inc., 6.15%,
                                                             4/1/18+
                       100,000    100,000    -      200,000  J.P. Morgan Chase &         83,183    83,183        -   166,366
                                                             Co., Series 1,
                                                             7.94%, 4/29/49,
                                                             Callable
                                                             4/30/18 @ 100+
                       100,000    100,000    -      200,000  Macquarie Bank,            101,985   101,985        -   203,970
                                                             Ltd., Series B,
                                                             4.10%, 12/17/13,
                                                             MTN(b)
                                  100,000    -      100,000  Merrill Lynch &                      104,603        -   104,603
                                                             Co., 6.88%,
                                                             4/25/18+
                       200,000    200,000    -      400,000  Merrill Lynch &            219,242   219,242        -   438,484
                                                             Co., Series E,
                                                             4.20%, 5/30/14,
                                                             MTN(a)+
                       100,000    200,000    -      300,000  Morgan Stanley,             87,729   175,458        -   263,187
                                                             Series F, 6.63%,
                                                             4/1/18, MTN+.
                                                                                        916,164  1,320,968       -  2,237,132

         DIVERSIFIED
         TELECOMMUNICATION
         SERVICES (0.2%):
                       100,000               -      100,000  AT&T, Inc., 6.30%,         105,711         -        -   105,711
                                                             1/15/38+
                                  100,000    -      100,000  AT&T, Inc., 5.50%,               -   101,063        -   101,063
                                                             2/1/18+
                                                                                        105,711   101,063        -   206,774

         ELECTRIC UTILITIES
         (0.2%):
                       100,000               -      100,000  Southern Cal               101,789         -        -   101,789
                                                             Edison, 5.00%,
                                                             1/15/14+
                       100,000               -      100,000  Southern Co.,               96,702         -        -    96,702
                                                             Series 08-A, 2.92%,
                                                             8/20/10(a)+
                                                                                        198,491         -        -   198,491

                                      231
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information


         ELECTRONIC EQUIPMENT
         & INSTRUMENTS (0.2%):
                       100,000    100,000    -      200,000  General Electric            99,695    99,695        -   199,390
                                                             Co., 5.25%, 12/6/17+

         INSURANCE (0.1%):
                       100,000    100,000    -      200,000  American                    38,903    38,903        -    77,806
                                                             International Group,
                                                             8.18%, 5/15/58 (b)+

         HEALTH CARE
         PROVIDERS & SERVICES
         (0.1 %):
                                  100,000    -      100,000  GlaxoSmithKline                  -   112,983        -   112,983
                                                             Capital, Inc.,
                                                             6.38%, 5/15/38+

         MEDIA (0.3%):
                       200,000    100,000    -      300,000  Rogers                     194,763    97,381        -   292,144
                                                             Communications,
                                                             6.75%, 3/15/15+
                       100,000               -      100,000  Time Warner Cable,          93,375         -        -    93,375
                                                             Inc., 5.40%, 7/2/12+

                                                                                        288,138    97,381        -   385,519

         PHARMACEUTICALS
         (0.1%):
                       100,000               -      100,000  Amgen, Inc., 5.85%,        103,274         -        -   103,274
                                                             6/1/17+

                                                             Total Corporate           3,195,349  3,266,572       -  6,461,921
                                                             Bonds (Cost
                                                             $6,599,943)

MORTGAGE BACKED SECURITIES (0.1 %):
         ASSET BACKED
         SECURITY (0.1 %):
                                  100,000    -      100,000  Chase Issuance                    -    96,557        -    96,557
                                                             Trust, Series
                                                             2007-A14, Class A14,
                                                             1.45%,
                                                             9/15/11 (a)+
                                                             Total Mortgage                    -    96,557        -    96,557
                                                             Backed Securities
                                                             (Cost $99,564)

YANKEE DOLLARS (0.2%):
                                  100,000    -      100,000  Deutsche Bank AG                  -    98,179        -    98,179
                                                             London, 4.88%,
                                                             5/20/13+

                                      232
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information


                                  100,000    -      100,000  Royal Bank of                     -    46,753        -    46,753
                                                             Scotland Group plc,
                                                             6.99%, 10/29/49(b)+
                       100,000               -      100,000  British Telecom plc,         86,997         -        -    86,997
                                                             5.95%, 1/15/18+
                                                             Total Yankee Dollars         86,997   144,932        -   231,929
                                                             (Cost $237,095)

PREFERRED STOCKS (0.3 %):
         COMMERCIAL BANKS
         (0.2 %):
                           100        200    -         300   Wachovia Corp.,             75,000   150,000        -   225,000
                                                             Series L, Class A+

         DIVERSIFIED
         FINANCIAL SERVICES
         (0.1 %):
                           100        100    -         200    Bank of America            65,000    65,000        -   130,000
                                                             Corp., Series L+

                                                             Total Preferred             140,000   215,000        -   355,000
                                                             Stocks (Cost
                                                             $335,160)

MUNICIPAL BONDS (0.5%):
         CALIFORNIA (0.2%):
                       100,000    100,000    -      200,000   Los Angeles                91,704    91,704        -   183,408
                                                             Department of Water
                                                             & Power Revenue,
                                                             Series
                                                             A-1, 5.00%,
                                                             7/1/37, Callable
                                                             7/1/17 @ 100+.

         ILLINOIS (0.3%):
                       100,000    100,000    -      200,000  Chicago Illinois           102,576   102,576        -   205,152
                                                             Transit Authority
                                                             Sales & Transfer Tax
                                                             Receipts
                                                             Revenue, Series B,
                                                             6.90%, 12/1/40+
                       100,000    100,000    -      200,000  Illinois State GO,         100,871   100,871        -   201,742
                                                             4.50%, 6/24/09+
                                                                                         203,447   203,447        -   406,894
                                                             Total Municipal             295,151   295,151        -   590,302
                                                             Bonds (Cost
                                                             $607,172)

U.S. GOVERNMENT AGENCY MORTGAGES (22.1%):
         FEDERAL HOME LOAN
         BANK (1.2%)

                                1,500,000    -      1,500,000 0.14%, 1/21/09(d)+               -  1,500,000       -  1,500,000

                                      233
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information


         FEDERAL HOME LOAN MORTGAGE
         CORPORATION (4.5%)
                       500,000    350,000    -      850,000   5.25%, 1/12/09+            500,685   350,479        -   851,164
                     1,000,000               -      1,000,000 5.50%, 1/15/38,          1,023,438         -        -  1,023,438
                                                              Pool #27315 TBA
                                3,000,000    -      3,000,000 0.15%, 1/21/09(d)+               -  3,000,000       -  3,000,000
                       500,000               -      500,000   0.15%, 1/21/09(d)+         500,000         -        -   500,000
                                                                                       2,024,123                  -  5,374,602
                                                                                                 3,350,479
         FEDERAL NATIONAL
         MORTGAGE ASSOCIATION
         (13.7%)
                       600,000    600,000    -      1,200,000 1.12%, 2/2/09(d)+          599,995   599,995        -  1,199,990
                                1,000,000    -      1,000,000 6.50%, 1/1/35                    -  1,038,438       -  1,038,438
                       474,882    379,905    -      854,787   5.00%, 3/1/37+             485,412   388,329        -   873,741
                       499,359               -      499,359   6.00%, 7/1/37, Pool        514,645         -        -   514,645
                                                              #944544+
                       472,107    472,107    -      944,214   5.50%, 8/1/37, Pool        484,815   484,814        -   969,629
                                                              #995024+
                       479,849    479,849    -      959,698   5.50%, 2/1/38, Pool        492,465   492,465        -   984,930
                                                              #995021+
                       400,000               -      400,000   6.00%, 2/1/38, Pool        412,204         -        -   412,204
                                                              #971908+
                                  500,000    -      500,000   6.00%, 3/1/38, Pool              -   515,334        -   515,334
                                                              #986288+
                       460,075  1,571,332    -      2,031,407 5.50%, 9/1/38, Pool        472,146  1,612,558       -  2,084,704
                                                              #889995+
                       500,000               -      500,000   5.50%, 9/1/38, Pool        513,068         -        -   513,068
                                                              #987818+
                                  499,448    -      499,448   6.00%, 11/1/38,                  -   514,687        -   514,687
                                                              Pool #993542+
                     3,100,000  3,600,000    -      6,700,000 5.00%, 1/13/39,          3,164,908  3,675,377       -  6,840,285
                                                              Pool #19888 TBA
                                                                                      7,139,658  9,321,997       -  16,461,655

         GOVERNMENT NATIONAL MORTGAGE
         ASSOCIATION (2.5%)

                                      234
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information


                                1,000,000    -      1,000,00 06.50%, 1/1/37, Pool              -  1,039,688       -  1,039,688
                                                             #24184
                                1,000,000    -      1,000,00 05.50%, 1/15/37,                  -  1,029,688       -  1,029,688
                                                             Pool #14591 TBA
                                  443,939    -      443,939  6.00%, 11/15/37+                  -   458,849        -   458,849
                                  494,183    -      494,183  6.00%, 7/15/38,                   -   511,046        -   511,046
                                                             Pool #782365+
                                                                                               -  3,039,271       -  3,039,271

         UNITED MEXICAN
         STATES (0.2%)
                        40,000     40,000    -      80,000   5.63%, 1/15/17+             40,000    40,000        -    80,000
                        40,000     40,000    -      80,000   8.30%, 8/15/31,             49,000    49,000        -    98,000
                                                             MTN+
                        20,000     20,000    -      40,000   6.75%, 9/27/34,             21,100    21,100        -    42,200
                                                             MTN+
                                                                                        110,100   110,100        -   220,200

                                                             Total U.S.                9,273,881  17,321,847      -  26,595,728
                                                             Government Agency
                                                             Mortgages
                                                             (Cost $26,002,265)

U.S. TREASURY OBLIGATIONS (3.7%):
          FEDERAL HOME LOAN
          BANK (0.5%)
                        600,000               -      600,000   0.03%, 1/14/09(d)+         600,000         -        -   600,000

          U.S. TREASURY BILL
          (2.7%)
                      3,200,000               -      3,200,000 0.00%, 1/8/09(d)+        3,200,000         -        -  3,200,000

          U.S. TREASURY BONDS
          (0.2%)
                        200,000               -      200,000   5.00%, 5/15/37+            289,781         -        -   289,781

          U.S. TREASURY
          INFLATION INDEX BOND
          (0.0%)
                         50,000               -      50,000    2.00%, 1/15/26 +            51,391         -        -    51,391

                                      235
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information


          U.S. TREASURY NOTES
          (0.3%)
                         50,000     20,000    -      70,000    8.13%, 8/15/21 +            76,047    30,419        -   106,466
                        150,000               -      150,000   5.25%, 11/15/28+           198,047                  -   198,047
                                                                                         274,094    30,419        -    304,513

                                                              Total U.S. Treasury       4,415,266    30,419        -  4,445,685
                                                              Obligations (Cost
                                                              $4,350,282)

PURCHASED CALL OPTIONS (0.3%):
                            380        440    -         820    1-Year Interest           188,367   218,109        -   406,476
                                                             Rate SWAP, Receive
                                                             3-Month USD-LIBOR
                                                               Floating Rate
                                                             Index, Strike @ 4.25
                                                             Exp. 7/8/11+
                              2          2    -           4  Euro-Bund Option                 28        28        -        56
                                                             March 09, Strike @
                                                             109.50 Exp. 2/23/09
                              5          4    -           9   10-Year U.S.                    78        63        -       141
                                                             Treasury Future
                                                             Option February 09,
                                                             Strike @
                                                              142.00 Exp.
                                                             1/26/09.
                                                             Total Purchased Call        188,473   218,200        -   406,673
                                                             Options (Cost
                                                             $82,151)

PUT OPTIONS PURCHASED (0.0%):
                            110        260    -         370  Federal National                  -         -        -         -
                                                             Mortgage
                                                             Association, 5.00%,
                                                             Strike @ 50.00 Exp.
                                                             1/6/09(c)
                            100               -         100  Federal National                  -         -        -         -
                                                             Mortgage
                                                             Association, 5.00%,
                                                             Strike @ 64.00 Exp.
                                                             2/5/09(c)
                            100               -         100  Federal National                  -         -        -         -
                                                             Mortgage
                                                             Association, 5.00%,
                                                             Strike @ 62.00 Exp.
                                                             2/6/09(c)
                             50               -          50  Federal National                  -         -        -         -
                                                             Mortgage
                                                             Association, 5.50%,
                                                             Strike @ 53.00 Exp.
                                                             1/6/09(c)
                             40         50    -          90  Federal National                  -         -        -         -
                                                             Mortgage
                                                             Association, 6.00%,
                                                             Strike @ 55.00 Exp.
                                                             1/6/09(c)
                                                             Total Put Options                 -         -        -         -
                                                             Purchased (Cost
                                                             $832)

REPURCHASE AGREEMENTS (12.0%):
                     2,000,000  5,000,000    -     7,000,000 J.P. Morgan Chase        2,000,000  5,000,000       -  7,000,000
                                                             Bank, N.A., dated
                                                             12/31/08, 0.04%, due
                                                             1/2/09,
                                                             proceeds 7,000,015;
                                                             fully collateralized
                                                             by FNMA, 7.25%
                                                             1/15/10,
                                                             value at
                                                             6,910,155+

                                      236
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information


                     4,500,000  2,900,000    -     7,400,000 Barclays Capital,        4,500,000  2,900,000       -  7,400,000
                                                             Inc., dated
                                                             12/31/08, 0.06%, due
                                                             1/5/09, proceeds
                                                             7,400,062; fully
                                                             collateralized by
                                                             FNMA, 3.85% 4/17/13,
                                                             value at
                                                             7,508,956
                                                             Total Repurchase          6,500,000  7,900,000       -  14,400,000
                                                             Agreements (Cost
                                                             $14,400,000)

INVESTMENT COMPANY (2.3%):
                    1,765,527  1,017,736    -     2,783,263 Dreyfus Treasury         1,765,527  1,017,736       -  2,783,263
                                                            Prime Cash
                                                            Management,
                                                            0.17%(d)
                                                            Total Investment          1,765,527  1,017,736       -  2,783,263
                                                            Company (Cost
                                                            $2,783,263)

                                                            Total Investment         75,265,805  62,997,377      -  138,263,182
                                                            Securities
                                                            (Cost
                                                            $145,601,382)(e)--115.2%
                                                            Net other assets         (8,960,383) (9,182,791)     -  (18,143,174)
                                                            (liabilities)--
                                                            (15.1)%
                                                            Adjustments for Reorganization                       -     (135,000)
                                                            Fees(f)--(0.1)%
                                                            Net Assets -- 100.0%  $66,305,422 $53,814,588  $     - $119,984,508

  Percentages indicated are based on net assets as of December 31, 2008.
      *  Non-income producing
         security
      + Investment securities are segregated as collateral. The aggregate fair value of these securities is $35,291,113
    ADR  --American Depository
         Receipt
   FNMA  --Federal National
         Mortgage Association
     GO  --General
         Obligation
  LIBOR  --Represents the London InterBank Offered
         Rate
    MTN  --Medium Term
         Note
    PLC  --Public
         Liability Co.
    SPA  --Standby Purchase
         Agreement
    TBA --To be announced. Represents 7.4% of the Fund's net assets.
    (a) Variable rate security. The rate presented represents the rate in effect at December 31, 2008. The date presented represents the final maturity date.
    (b) Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investor. The subadviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

                                      237
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information


    (c) Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The manager has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2008, these securities represent 0.0% of the net assets of the Fund.
    (d)  The rate presented represents the effective yield at December 31, 2008.
    (e) Cost for federal income tax purposes is $128,647,481. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:
    (f) Represents the estimate reorganization fees and expenses that are to be expected to be paid by the Funds.

                            Unrealized
                            appreciation   $7,549,572
                            Unrealized     (17,165,273)
                                           ------------
                            depreciation
                            Net
                            unrealized     $(9,615,701)
                                           ============
                            depreciation







                                        DELIVERY     CONTRACT    FAIR      APPRECIATION/
SHORT CONTRACTS                         DATE         AMOUNT      VALUE     (DEPRECIATION)

Delivered 19,489 Brazilian Real in      2/3/2009     $8,899      $8,256               $643
exchange for U.S. Dollars
Delivered 15,136,500 Chilean Peso       5/14/2009    23,127      23,237              (110)
in exchange for U.S. Dollars
Delivered 679,388 Chinese               7/15/2009    98,000      97,950                 50
Renminbi in exchange for U.S.
Dollars
Delivered 184,000 European Euro         1/13/2009    232,399     255,580          (23,181)
in exchange for U.S. Dollars
Delivered 67,961 British Sterling       1/13/2009    101,784     97,646              4,138
Pounds in exchange for U.S.
Dollars
Delivered 15,127,621 Hungarian          5/6/2009     68,020      78,104           (10,084)
Forint in exchange for U.S.
Dollars
Delivered 185,719 Japanese Yen in       1/8/2009      1,951      2,050                (99)
exchange for U.S. Dollars
Delivered 79,342 New Romanian Leu       1/28/2009    29,336      27,184              2,152
exchange for U.S. Dollars
Delivered 1,987,600 Russian Ruble       5/6/2009     59,042      57,710              1,332
in exchange for U.S. Dollars
Delivered 146,805 Singapore             1/16/2009    97,978      101,876           (3,898)
Dollars in exchange for U.S.
Dollars
Delivered 5,955 South African           5/14/2009       540        623                (83)
Rand in exchange for U.S. Dollars
                                                                                 $(29,140)

TARGETPLUS GROWTH
As of December 31, 2008 the Fund's open foreign currency exchange contracts were as follows:

                                        DELIVERY      CONTRACT   FAIR       APPRECIATION/
LONG CONTRACTS                          DATE          AMOUNT     VALUE      (DEPRECIATION)

                                      238
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information


Received 29,385 Brazilian Real in       6/2/2009      $15,446    $12,006           $(3,440)
exchange for U.S. Dollars
Received 17,516 Brazilian Real in       2/3/2009      7,886      7,420                (466)
exchange for U.S. Dollars
Received 364,100 Chinese Renminbi       2/11/2009     55,000     53,034             (1,966)
in exchange for U.S. Dollars
Received 410,195 Chinese Renminbi       9/8/2009      59,160     59,062                (98)
in exchange for U.S. Dollars
Received 657,994 Chinese Renminbi       7/15/2009     102,000    94,866             (7,134)
in exchange for U.S. Dollars
Received 5,000 European Euro in         1/13/2009     6,946      6,945                  (1)
exchange for U.S. Dollars
Received 47,449 British Sterling        1/2/2009      69,765     68,204             (1,561)
Pounds in exchange for U.S. Dollars
Received 695,189 Hong Kong Dollars      1/2/2009      89,703     89,702                 (1)
in exchange for U.S. Dollars
Received 285,890,000 Indonesian         3/31/2009     26,789     25,526             (1,263)
Rupiah in exchange for U.S. Dollars
Received 758,000 Japanese Yen in        1/8/2009      7,915      8,365                  450
exchange for U.S. Dollars
Received 15,808 Mexican Nuevo Peso      5/19/2009     1,447      1,103                (344)
in exchange for U.S. Dollars
Received 13,102 Malaysian Ringgit       2/12/2009     3,701      3,784                   83
in exchange for U.S. Dollars
Received 1,117,570 Philippine Peso      2/6/2009      23,908     23,436               (472)
in exchange for U.S. Dollars
Received 967,100 Philippine Peso        5/6/2009      20,000     20,172                 172
in exchange for U.S. Dollars
Received 5,065 Polish Zloty in          5/6/2009      2,244      1,692                (552)
exchange for U.S. Dollars
Received 78,617 New Romanian Leu        1/28/2009     31,959     26,935             (5,024)
in exchange for U.S. Dollars
Received 5,550 Russian Ruble in         5/6/2009        166        161                  (5)
exchange for U.S. Dollars
Received 125,347 Singapore Dollars      7/30/2009     84,493     86,917               2,424
in exchange for U.S. Dollars
                                                                                  $(19,198)

                                        DELIVERY     CONTRACT    FAIR        APPRECIATION/
SHORT CONTRACTS                         DATE         AMOUNT      VALUE      (DEPRECIATION)
Delivered 26,414 Brazilian Real in      2/3/2009     $12,061     $11,189              $872
exchange for U.S. Dollars
Delivered 769,540 Chinese               7/15/2009    111,000     110,948                52
Renminbi in exchange for U.S.
Dollars
Delivered 133,000 European Euro         1/13/2009    167,984     184,740          (16,756)
in exchange for U.S. Dollars
Delivered 69,176 British Sterling       1/13/2009    103,805     99,392              4,413
Pounds in exchange for U.S.
Dollars

                                      239
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information


Delivered 12,831,158 Hungarian          5/6/2009     57,694      66,247            (8,553)
Forint in exchange for U.S.
Dollars
Delivered 232,719 Japanese Yen in       1/8/2009      2,444      2,568               (124)
exchange for U.S. Dollars
Delivered 78,617 New Romanian Leu       1/28/2009    29,068      26,935              2,133
exchange for U.S. Dollars
Delivered 5,550 Russian Ruble in        5/6/2009        167        161                   6
exchange for U.S. Dollars
Delivered 146,805 Singapore             1/16/2009    97,977      101,876           (3,899)
Dollars in exchange for U.S.
Dollars
Delivered 5,899 South African           5/14/2009       536        618                (82)
Rand in exchange for U.S. Dollars
                                                                                 $(21,938)





TARGETPLUS MODERATE FUND
Futures Contracts:
                                                                      UNREALIZED
                                             EXPIRATION NUMBER OF    APPRECIATION/
DESCRIPTION                         TYPE     DATE       CONTRACTS   (DEPRECIATION)
Euro Euribor June Futures           Long      6/10           3               $63
90-Day Euribor September            Long      9/10           5                 0
Futures
Euro Bobl June Futures              Long      6/09           7             3,481
Euro Bund June Futures              Long      6/09           4             3,677
90-Day British Sterling Pound       Long     12/09           7            25,866
December Futures
90-Day Eurodollar June Futures      Long      6/10           5            13,950
90-Day Eurodollar September         Long      9/09          12            20,000
Futures
90-Day Eurodollar December          Long     12/10          19            14,475
Futures
90-Day Eurodollar December          Long     12/09           5            37,750
Futures
U.S. Treasury 10-Year Note          Long      6/09          36           121,500
June Futures
TOTAL UNREALIZED                                                        $240,762
APPRECIATION/(DEPRECIATION)
ON FUTURES



TARGETPLUS GROWTH FUND
Futures Contracts:
                                                                           UNREALIZED
                                             EXPIRATION NUMBER OF          APPRECIATION/
DESCRIPTION                         TYPE     DATE       CONTRACTS          (DEPRECIATION)
Euro-Schatz 2-Year March            Short     3/09         (2)                   ($1,413)
Futures
Euro Euribor March Futures          Long      3/09           1                      8,845
90-Day Euribor December             Long     12/09           1                      5,981
Futures
Euro Bobl March Futures             Long      3/09           2                      2,924
Euro Bond March Futures             Short     3/09         (1)                    (3,115)
Euro Bond March Futures             Long      3/09           2                      6,636
Long Gilt March Futures             Short     3/09         (2)                   (13,727)
90-Day British Sterling Pound       Long      3/09           3                      5,348
March Futures
90-Day British Sterling Pound       Long      6/09           2                     17,160
June Futures
90-Day British Sterling Pound       Long      9/09           1                      8,424
September Futures
90-Day British Sterling Pound       Long     12/09           2                     15,295
December Futures
90-Day Eurodollar June Futures      Short     6/09         (2)                    (5,625)

                                      240
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information


90-Day Eurodollar September         Long      9/09           8                     58,000
Futures
90-Day Eurodollar December          Long     12/09          17                     98,375
Futures
U.S. Treasury 5-Year Note           Long      3/09          13                     13,648
March Futures
U.S. Treasury 10-Year Note          Long      3/09           6                     20,305
March Futures
TOTAL UNREALIZED                                                                 $237,061
APPRECIATION/(DEPRECIATION)
ON FUTURES




                                      241
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



TARGETPLUS MODERATE
FUND
Interest Rate Swaps at
December 31, 2008:
                                                                                                    UNREALIZED
                          FLOATING RATE      (PAY)/RECEIVE    FIXED       EXPIRATION    NOTIONAL    APPRECIATION/
COUNTERPARTY              INDEX              FLOATING RATE    RATE        DATE          AMOUNT      (DEPRECIATION)
---------------------     ------------------ ---------------- -------     ----------    ----------- --------------

Morgan Stanley            6-Month GBP           Pay           6.00%         9/18/09      $                 $2,104
Capital Services          LIBOR                                                         100,000
Inc.
Goldman Sachs Group       3-Month USD LIBOR     Pay            4.00         6/17/10     2,300,000          55,539
Citibank                  3-Month USD LIBOR   Receive          3.00         6/17/29     200,000            12,844
UBS AG                    Brazil Cetip          Pay           12.54          1/2/12     100,000               446
                          Interbank
                          Deposit Rate
Morgan Stanley            Brazil Cetip          Pay           12.54          1/2/12     300,000             3,526
Capital Services          Interbank
Inc.                      Deposit Rate
Deutsche Bank             3-Month USD LIBOR     Pay            4.00         6/17/10     2,500,000          54,076
HSBC Bank USA             South Africa          Pay            9.99         11/9/10     400,000               929
                          Interbank
Citibank                  South Africa          Pay            9.99         11/9/10     100,000               219
                          Interbank
Barclays Bank PLC         6-Month EUR LIBOR     Pay            4.00         9/19/17     100,000            10,618
Merrill Lynch             3-Month USD LIBOR   Receive          5.00        12/17/38     300,000         (111,626)
Capital Services,
Inc.
Royal Bank of             3-Month USD LIBOR     Pay            4.00         6/17/14     200,000             2,962
Scotland PLC
Merrill Lynch             3-Month USD LIBOR     Pay            4.00        12/17/13     400,000            38,462
Capital Services,
Inc.
Goldman Sachs Group       6-Month GBP           Pay            5.00         3/18/14     100,000            14,490
                          LIBOR
Bank of America           3-Month USD LIBOR   Receive          5.00        12/17/28     100,000          (29,345)
Merrill Lynch             3-Month USD LIBOR   Receive          5.00        12/17/28     100,000          (32,250)
Capital Services,
Inc.
Goldman Sachs Group       6-Month EUR LIBOR     Pay            4.50         3/18/14     300,000            29,128
Goldman Sachs Group       3-Month USD LIBOR     Pay            4.00        12/17/13     100,000            10,712
Goldman Sachs Group       6-Month GBP           Pay            4.50         9/17/11     600,000            43,305
                          LIBOR
Deutsche Bank             6-Month GBP           Pay            5.00         3/18/11     100,000             8,331
                          LIBOR
Morgan Stanley            3-Month USD LIBOR     Pay            5.00        12/17/18     282,000            57,871
Capital Services
Inc.
Royal Bank of             6-Month GBP           Pay            5.00         3/18/14     100,000            14,781
Scotland PLC              LIBOR
Barclays Bank PLC         3-Month USD LIBOR     Pay            4.00         6/17/10     4,300,000          95,362
Royal Bank of             3-Month USD LIBOR     Pay            4.00         6/17/10     1,400,000          23,390
Scotland PLC

                                      242
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information


Credit Suisse             3-Month USD LIBOR   Receive          5.00        12/17/28     200,000          (64,289)
International
Morgan Stanley            6-Month EUR LIBOR     Pay            5.50        12/17/10     100,000             7,193
Capital Services
Inc.
Credit Suisse             3-Month USD LIBOR   Receive          4.00         6/17/24     200,000           (3,476)
Barclays Bank PLC         6-Month EUR LIBOR     Pay            4.50         6/15/10     300,000             6,622
Citibank                  6-Month GBP           Pay            5.00         3/18/11     100,000             8,166
                          LIBOR
Goldman Sachs Group       6-Month GBP         Receive          4.00         6/15/37     100,000          (10,530)
                          LIBOR
Bank of America           3-Month USD LIBOR     Pay            4.00        12/17/13     400,000            38,988
Citibank                  3-Month USD LIBOR     Pay            4.00         6/17/14     200,000             3,296
Morgan Stanley            3-Month USD LIBOR     Pay            4.00         6/17/14     900,000            12,943
Capital Services
Inc.
Deutsche Bank             6-Month EUR LIBOR     Pay            5.50         9/15/10     200,000            11,430
Barclays Bank PLC         3-Month USD LIBOR     Pay            4.00         6/17/14     200,000             2,762
                                                                                                    --------------
                                                                                                    --------------
                                                                                                           $2,104
                                                                                                    ==============
TARGETPLUS GROWTH
FUND
Interest Rate Swaps at
December 31, 2008:

                                                                                                    UNREALIZED
                          FLOATING RATE      (PAY)/RECEIVE    FIXED       EXPIRATION    NOTIONAL    APPRECIATION/
COUNTERPARTY              INDEX              FLOATING RATE    RATE        DATE          AMOUNT      (DEPRECIATION)
---------------------     ------------------ ---------------- -------     ----------    ----------- --------------
Morgan Stanley Capital    6-Month GBP           Pay            6.00%        9/18/09      $                 $2,104
Services Inc.             LIBOR                                                         100,000
Deutsche Bank             6-Month EUR           Pay             4.00        6/17/10     3,300,000          79,686
                          LIBOR
Citibank                  3-Month USD LIBOR   Receive           3.00        6/17/29     200,000            12,844
Morgan Stanley            Brazil Cetip          Pay            12.54         1/2/12     300,000             3,526
Capital Services          Interbank
Inc.                      Deposit Rate
HSBC Bank USA             South African         Pay             9.99        11/9/10     500,000             1,183
                          Johanesburg
                          Interbank
Barclays Bank PLC         6-Month EUR           Pay             4.00        9/19/17     100,000            10,618
                          LIBOR
UBS AG                    Brazil Cetip          Pay            13.85         1/2/12     100,000             2,359
                          Interbank
                          Deposit Rate
Merrill Lynch             3-Month USD LIBOR   Receive           5.00       12/17/38     300,000         (111,626)
Capital Services,
Inc.
Royal Bank of             3-Month USD LIBOR     Pay             4.00        6/17/14     100,000             1,481
Scotland PLC
Merrill Lynch             3-Month USD LIBOR     Pay             5.00       12/17/13     400,000            38,462
Capital Services,
Inc.
Goldman Sachs Group       6-Month GBP           Pay             5.00        3/18/14     100,000            14,490
                          LIBOR
Bank of America           3-Month USD LIBOR   Receive           5.00       12/17/28     200,000          (58,690)
Merrill Lynch             3-Month USD LIBOR   Receive           5.00       12/17/28     100,000          (32,250)

                                      243
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information


Capital Services,
Inc.
Goldman Sachs Group       6-Month EUR           Pay             4.50        3/18/14     200,000            19,418
                          LIBOR
Goldman Sachs Group       3-Month USD LIBOR     Pay             4.00       12/17/13     100,000            10,712
Goldman Sachs Group       6-Month GBP           Pay             4.50        9/17/11     700,000            50,522
                          LIBOR
Deutsche Bank             6-Month GBP           Pay             5.00        3/18/11     100,000             8,331
                          LIBOR
Morgan Stanley            3-Month USD LIBOR     Pay             5.00       12/17/18     782,000           160,480
Capital Services
Inc.
Royal Bank of             3-Month USD LIBOR     Pay             5.00        3/18/14     100,000            14,781
Scotland PLC
Credit Suisse             3-Month USD LIBOR   Receive           5.00       12/17/28     200,000          (64,289)
International
Morgan Stanley            6-Month EUR           Pay             5.50       12/17/10     100,000             7,193
Capital Services          LIBOR
Inc.
Credit Suisse             3-Month USD LIBOR   Receive           4.00        6/17/24     200,000           (3,476)
Barclays Bank PLC         6-Month EUR           Pay             4.50        6/15/10     300,000             6,622
                          LIBOR
Citibank                  6-Month GBP           Pay             5.00        3/18/11     100,000             8,166
                          LIBOR
Goldman Sachs Group       6-Month GBP         Receive           4.00        6/15/37     100,000          (10,530)
                          LIBOR
Bank of America           3-Month USD LIBOR     Pay             4.00       12/17/13     400,000            38,988
Citibank                  3-Month USD LIBOR     Pay             4.00        6/17/14     100,000             1,648
Morgan Stanley            3-Month USD LIBOR     Pay             4.00        6/17/14     500,000             7,190
Capital Services
Inc.
Citibank                  3-Month USD LIBOR     Pay             4.00        6/17/16     100,000           (1,781)
Deutsche Bank             6-Month EUR           Pay             5.50        9/15/10     200,000            11,433
                          LIBOR
                                                                                                    --------------
                                                                                                         $229,595
                                                                                                    ==============
















TARGETPLUS
MODERATE FUND
Credit Default Swaps at
December 31, 2008:

      Credit Default Swaps on Corporate and Sovereign
      Issues
                                                                                                         UNREALIZED        IMPLIED
                    REFERENCE       BUY/SELL   (PAY)/RECEIVE   EXPIRATION     NOTIONAL   MARKET          APPRECIATION/     CREDIT
      COUNTERPARTY  EQUITY          PROTECTION FIXED RATE      DATE           AMOUNT(2)  VALUE           (DEPRECIATION)    SPREAD(3)
----- ---------- -- --------------- ---------- --------------- -------------- ---------- --------------- ----------------- ---------
----- ---------- -- ---------- ---- ------- -- --------- ----- --------- ---- ---------- ---------- ---- ----------- ----- ---------
      Barclays      Gazprom          Sell          0.83         6/20/17        $ 80,000  ($ 31,189)        $ (31,167)         8.82%
      Bank

                                      244
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information


      Credit Default Swaps
      on Credit Indices

                    REFERENCE       BUY/SELL      (PAY)/RECEIVE   EXPIRATION     NOTIONAL        MARKET     UNREALIZED APPRECIATION/
      COUNTERPARTY  EQUITY          PROTECTION    FIXED RATE      DATE           AMOUNT(2)       VALUE(4)        (DEPRECIATION)
----- ---------- -- --------------- ------------- --------------- -------------- --------------- --------------- -------------------
----- ---------- -- --------------- ------- ----- --------- ----- --------- ---- ---------- ---- ---------- ---- ----------- ------
      Deutsche      CDX IG11         Sell            1.50%        12/20/13        $500,000        $(29,958)        $(17,612)
      Bank          Future
      Merrill       CDX IG11         Sell             1.50        12/20/13         200,000         (3,994)          (2,944)
      Lynch         Future
      International
      Barclays      CDX EM10 SP      Sell             3.35        12/20/13       1,800,000       (269,994)        (144,307)
      Bank
      Deutsche      CDX EM10 SP      Sell             3.35        12/20/13         800,000       (119,997)         (79,884)
      Bank
      Deutsche      IG-9             Sell             1.29        12/20/12         100,000             473              516
      Bank          Future
      Royal         HY-10 Future     Sell             5.00        12/20/12         200,000        (31,666)         (17,722)
      Bank of
      Scotland
      Goldman       CDX IG7 Future   Sell             0.65        12/20/16          97,600         (7,125)              626
      Sachs
      Merrill       HY-9 Future      Sell             3.75        12/20/12         686,000       (120,905)         (94,947)
      Lynch
      International
      Barclays      HY-10 Future     Sell             5.00         6/20/13         400,000        (63,332)         (36,443)
      Bank
      Credit        HY-10 Future     Sell             5.00         6/20/13         200,000        (31,666)         (18,302)
      Suisse
      Bank of       HY-8 Future      Sell             2.75         6/20/12         303,800        (51,580)         (42,979)
      America
      Barclays      CDX IG10         Buy            (1.55)         6/20/13          97,600           2,239            4,362
      Bank          Future
      Deutsche      CDX IG10         Buy            (1.50)         6/20/18          97,600             132            1,874
      Bank          Future
      Goldman       CDX IG10         Buy            (1.50)         6/20/18          97,600             132              980
      Sachs         Future
      UBS AG        CDX EM9 Future   Sell             2.65         6/20/13         400,000        (62,739)         (57,371)

                                                                                 $6,980,200      $(789,980)      $(504,153)



            (1) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the related defaulted reference entities and take delivery of the reference entities or (ii) pay a net amount equal to the notional amount of the related defaulted reference entities less their recovery value. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap

                                      245
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information


                    agreement, the Fund will
                    either (i) receive from the seller of protection an amount equal to the notional amount of the related defaulted reference entities and deliver the reference entities or
                    (ii) receive a net amount equal to the notional amount of the related defaulted reference entities less their recovery value.

            (2) The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

            (3) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

            (4) The market value of credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk for the credit derivative as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
TARGETPLUS
GROWTH FUND
Credit Default Swaps at
December 31, 2008:

      Credit Default Swaps on Corporate and Sovereign
      Issues

                                                                                                          UNREALIZED       IMPLIED
                    REFERENCE       BUY/SELL      (PAY)/RECEIVE   EXPIRATION  NOTIONAL        MARKET      APPRECIATION/    CREDIT
      COUNTERPARTY  EQUITY          PROTECTION(I) FIXED RATE      DATE        AMOUNT(2)       VALUE       (DEPRECIATION)   SPREAD(3)
----- ---------- -- --------------- ------------- --------------- ----------- --------------- ----------- --------------------------
----- ------------- --------------- ------- ----- --------- ----- --------- - ---------- ---- ----------  ----------- --------------
      Morgan        Britel NEGB      Buy            (1.36)         3/20/18     $100,000        $  (73)    $   (111)           1.37%
      Stanley
      Capital
      Services
      Barclays      Gazprom          Sell             0.83         6/20/17       75,000        (29,240)     (29,219)           8.82%
      Bank

                                                                               $175,000        $(29,313)    $(29,330)


      Credit Default Swaps
      on Credit Indices
                    REFERENCE       BUY/SELL      (PAY)/RECEIVE   EXPIRATION  NOTIONAL        MARKET      UNREALIZED APPRECIATION/
      COUNTERPARTY  EQUITY          PROTECTION(I) FIXED RATE      DATE        AMOUNT(2)       VALUE(4)    (DEPRECIATION)
----- ---------- -- --------------- ------------- --------------- ----------- --------------- ----------- --------------------------
----- ---------- -- ---------- ---- ------- ----- --------- ----- --------- - ---------- ---- ----------  ----------- ----- --------

      Deutsche      CDX IG11         Sell            1.50%        12/20/13     $800,000       $(15,977)     $(9,274)
      Bank          Future

                                      246
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information


      Merrill       CDX IG11         Sell             1.50        12/20/13      200,000         (3,994)      (2,944)
      Lynch         Future
      International
      Barclays      CDX EM10 SP      Sell             3.35        12/20/13    1,400,000       (209,996)        (117,463)
      Bank
      Deutsche      CDX EM10 SP      Sell             3.35        12/20/13      800,000       (119,997)         (79,884)
      Bank
      Deutsche      IG-9             Sell             1.29        12/20/12      100,000             473              516
      Bank          Future
      Royal         HY-10 Future     Sell             5.00         6/20/13      200,000        (31,666)         (17,722)
      Bank of
      Scotland
      Goldman       CDX IG7 Future   Sell             0.65        12/20/16       97,600         (7,125)              626
      Sachs
      Morgan        IG-9             Sell             1.34        12/20/12      300,000           1,994            2,128
      Stanley       Future
      Capital
      Services
      Merrill       HY-9 Future      Sell             3.75        12/20/12      490,000        (86,361)         (46,637)
      Lynch
      International
      Barclays      HY-10 Future     Sell             5.00         6/20/13      200,000        (31,666)         (18,222)
      Bank
      Credit        HY-10 Future     Sell             5.00         6/20/13      200,000        (31,666)         (18,302)
      Suisse
      Bank of       HY-8 Future      Sell             2.75         6/20/12      470,400        (79,866)         (65,121)
      America
      Deutsche      CDX IG10         Buy            (1.50)         6/20/18       97,600             132            1,874
      Bank          Future
      UBS AG        CDX EM9 Future   Sell             2.65         6/20/13      500,000       $(78,424)          (71,712)


                                                                              $5,855,600      $(694,139)      $(442,137)



            (1) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the related defaulted reference entities and take delivery of the reference entities or (ii) pay a net amount equal to the notional amount of the related defaulted reference entities less their recovery value. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the related defaulted reference entities and deliver the reference entities or
                    (ii) receive a net amount equal to the notional amount of the related defaulted reference entities less their recovery value.

            (2) The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

            (3) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

                                      247
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

            (4) The market value of credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk for the credit derivative as of the period end. Increasing values, in absolute termswhen compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.










TARGETPLUS MODERATE FUND
Written Swap Options
outstanding on December 31,
2008:

                                                 PAY/RECEIVE     EXERCISE     EXPIRATION     NUMBER OF                    FAIR
DESCRIPTION                        COUNTERPARTY  FLOATING INDEX  RATE         DATE           CONTRACTS        PREMIUM     VALUE
------------------------------     ---------     --------------- ---------    ----------     ------------     -------     -------
Call - OTC 7-Year Interest          Royal Bank    Rec--3-month    4.90%        7/8/16           (150)         $(42,300)   $(233,244)
Rate Swap                          of Scotland     USD-LIBOR                                                  -------     -------

                                                                                                              $(42,300)   $(233,244)
                                                                                                              =======     =======



TARGETPLUS GROWTH FUND
Written Swap Options
outstanding on December 31,
2008:

                                                 PAY/RECEIVE     EXERCISE     EXPIRATION     NUMBER OF                    FAIR
DESCRIPTION                        COUNTERPARTY  FLOATING INDEX  RATE         DATE           CONTRACTS        PREMIUM     VALUE
------------------------------     ---------     --------------- ---------    ----------     ------------     -------     -------
Call - OTC 7-Year Interest          Royal Bank   Rec---3-month    4.90%        7/8/16           (130)         $(36,660)   $(202,145)
Rate Swap                          of Scotland     USD-LIBOR                                                  -------      -------

                                                                                                              $(36,660)   $(202,145)
                                                                                                              =======      =======





                                      248
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information


TARGETPLUS GROWTH FUND
Securities Sold Short -(0.8)%
                                    COUPON       EXPIRATION      NUMBER
                                                                    OF                          FAIR          UNREALIZED
SECURITY DESCRIPTION                 RATE          DATE          CONTRACTS     PREMIUM          VALUE         GAIN/LOSS
------------------------------     ---------     ----------      ---------    ----------     ------------     -------
Federal National Mortgage           5.50%         1/1/39         (500,000)    $(505,938)      $(512,500)      $(6,562)
Association - January TBA                                                     ----------     ------------     -------
                                                                                              $(512,500)
                                                                              $(505,938)                      $(6,562)
                                                                              ==========     ============     =======


FUTURES CONTRACTS
Securities with an aggregate fair value of $1,049,225 have been segregated with the broker to cover margin requirements for the following open contracts as of December 31, 2008.



                                          EXPIRATION  NUMBER OF  UNREALIZED
                                    TYPE     DATE     CONTRACTS  APPRECIATION/
DESCRIPTION                                                     (DEPRECIATION)

S&P 500 Index E-Mini March Futures  Long        3/09   196     $208,006

AZL TargetPLUS Equity Fund

As of December 31, 2008 the Fund's open foreign currency exchange contracts were as follows:


                                   DELIVERY    CONTRACT    FAIR    APPRECIATION/
                                     DATE      AMOUNT      VALUE  (DEPRECIATION)
LONG CONTRACTS

Received 106,762 British Sterling

Pounds in exchange for U.S. Dollars    1/2/2009   $156,972 $ 153,460  $ (3,512)
Received 1,568,565 Hong Kong Dollars
in exchange for U.S.
Dollars                                1/2/2009    202,398  202,395      (3)
                                                                      ----------
                                                                       $ (3,515)
                                                                      ==========


AZL PIMCO Fundamental IndexPLUS Total Return Fund

As of December 31, 2008 the Fund's open foreign currency exchange contracts were as follows:


                                       DELIVERY    CONTRACT   FAIR    APPRECIATION/
                                         DATE      AMOUNT    VALUE    (DEPRECIATION)

LONG CONTRACTS
Received 54,000 United Arab Emirates Dirham in exchange for U.S.
Dollars                               4/16/2009    $14,974  $14,645    $ (329)
Received 510,284 Brazilian Real in
exchange for U.S. Dollars              6/2/2009    268,218  208,487    (59,731)
Received 5,515,337 Chinese
Renminbi in exchange for U.S.
Dollars                               7/15/2009    850,000  795,169    (54,831)
Received 1,274,552 Chinese
Renminbi in exchange for U.S.
Dollars                                9/8/2009    183,977  183,515      (462)
Received 223,875 European Euro in
exchange for U.S. Dollars             1/13/2009    301,531  310,968     9,437
Received 456,800,000 Indonesian Rupiah in exchange for U.S.
Dollars                               3/31/2009    43,397   40,786      (2,611)

                                      249
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information


Received 14,879,339 Indian Rupee
in exchange for U.S. Dollars           4/9/2009    296,620  303,080     6,460
Received 4,894,000 Japanese Yen in
exchange for U.S. Dollars              1/8/2009    51,282   54,010      2,728
Received 4,000 Kuwaiti Dinar in
exchange for U.S. Dollars             4/16/2009    15,323   14,262      (1,061)
Received 644,019 Malaysian Ringgit
in exchange for U.S. Dollars          2/12/2009    191,829  186,017     (5,812)
Received 247,570 Malaysian Ringgit
in exchange for U.S. Dollars          4/14/2009    70,000   71,497      1,497
Received 7,256,090 Philippine Peso
in exchange for U.S. Dollars           2/6/2009    157,430  152,162     (5,268)
Received 3,871,300 Philippine Peso
in exchange for U.S. Dollars           5/6/2009    80,000   80,749     749
Received 3,521,000 Russian Ruble
in exchange for U.S. Dollars           5/6/2009    146,224  102,232    (43,992)
Received 55,600 Saudi Arabian
Riyal in exchange for U.S. Dollars    4/16/2009    15,029   14,811       (218)
Received 88,188 Singapore Dollars
in exchange for U.S. Dollars          1/16/2009    60,000   61,198      1,198
Received 449,169 Singapore Dollars
in exchange for U.S. Dollars          4/14/2009    306,212  311,468     5,256
Received 57,856 Singapore Dollars
in exchange for U.S. Dollars          7/30/2009    40,000   40,118     118
                                                                      ----------
                                                                      $
                                    (146,872)
                                                                      ==========

                                       DELIVERY    CONTRACT   FAIR    APPRECIATION/
                                         DATE      AMOUNT    VALUE    (DEPRECIATION)
SHORT CONTRACTS
---------------
Delivered 54,000 United Arab Emirates Dirham in exchange for U.S.
Dollars                               4/16/2009    $14,615  $14,645    $  (30)
Delivered 152,000 Australian
Dollars in exchange for U.S.
Dollars                               1/22/2009    98,443   105,660     (7,217)
Delivered 368,146 Brazilian Real
in exchange for U.S. Dollars           2/3/2009    152,621  155,953     (3,332)
Delivered 92,900 Brazilian Real in
exchange for U.S. Dollars              6/2/2009    36,575   37,956      (1,381)
Delivered 4,269,962 Chinese
Renminbi in exchange for U.S.
Dollars                               7/15/2009    603,936  615,618    (11,682)
Delivered 620,000 European Euro in
exchange for U.S. Dollars             1/13/2009    783,084  861,194    (78,110)
Delivered 592,000 British Sterling Pounds in exchange for U.S.
Dollars                               1/13/2009    877,557  850,581     26,976
Delivered 456,800,000 Indonesian
Rupiah in exchange for U.S.
Dollars                               3/31/2009    37,341   40,786      (3,445)
Delivered 14,879,339 Indian Rupee
in exchange for U.S. Dollars           4/9/2009    289,704  303,080    (13,376)
Delivered 5,872,857 Japanese Yen
in exchange for U.S. Dollars           1/8/2009    62,000   64,813      (2,813)
Delivered 4,000 Kuwaiti Dinar in
exchange for U.S. Dollars             4/16/2009    14,000   14,262       (262)
Delivered 38,691 Malaysian Ringgit
in exchange for U.S. Dollars          2/19/2009    10,800   11,174       (374)
Delivered 247,570 Malaysian
Ringgit in exchange for U.S.
Dollars                               4/14/2009    67,347   71,497      (4,150)
Delivered 605,328 Malaysian
Ringgit in exchange for U.S.
Dollars                               2/12/2009    167,769  174,842     (7,073)
Delivered 7,256,090 Philippine
Peso in exchange for U.S. Dollars      2/6/2009    145,461  152,162     (6,701)
Delivered 3,871,300 Philippine
Peso in exchange for U.S. Dollars      5/6/2009    76,690   80,749      (4,059)
Delivered 3,521,000 Russian Ruble
in exchange for U.S. Dollars           5/6/2009    144,966  102,232     42,734
Delivered 55,600 Saudi Arabian
Riyal in exchange for U.S. Dollars    4/16/2009    14,740   14,811         (71)
Delivered 88,188 Singapore Dollars
in exchange for U.S. Dollars          1/16/2009    59,580   61,198      (1,618)
Delivered 449,169 Singapore
Dollars in exchange for U.S.
Dollars                               4/14/2009    300,941  311,469    (10,528)

                                      250
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information


Delivered 57,856 Singapore Dollars
in exchange for U.S. Dollars          7/30/2009    38,040   40,118      (2,078)
                                                                      ----------
                                                                      $(88,590)
                                                                      ==========

As of December 31, 2008 the Fund's open future contracts were as follows:



FUTURES CONTRACTS
                                            EXPIRATION  NUMBER OF  UNREALIZED
DESCRIPTION                           TYPE       DATE   CONTRACTS  APPRECIATION/
------------                          -----      ----   --------- (DEPRECIATION)
Euro Eribor March Futures             Long       3/09       3        $31,678
Euro Eribor June Futures              Long       6/09       2         22,509
90-Day British Sterling Pound
March Futures                         Long       3/09      30        260,646
90-Day British Sterling Pound June
Futures                               Long       6/09      24        206,759
90-Day British Sterling Pound
December Futures                      Long      12/09       1          5,363
90-Day Eurodollar March Futures       Long       3/10      29        214,600
90-Day Eurodollar March Futures       Long       3/09      88        591,888
90-Day Eurodollar June Futures        Long       6/10       1          5,538
90-Day Eurodollar June Futures        Long       6/09      57        313,000
90-Day Eurodollar September Futures   Long       9/10       1          5,712
90-Day Eurodollar September Futures   Long       9/09      62        447,712
90-Day Eurodollar December Futures    Long      12/09      35        246,925
U.S. Treasury 5-Year Note March
Futures                               Long       3/09      42       (24,688)
U.S. Treasury 2-Year Note March
Futures                               Long       3/09       5          6,703
U.S. Treasury 10-Year Note March
Futures                               Long       3/09      91        234,656
                                                                   ----------
                                                                   $2,569,001
                                                                      ==========

TOTAL RETURN SWAPS AT DECEMBER 31, 2008:

                                                                                     UNREALIZED
                                       RECEIVE             EXPIRATION NOTIONAL      APPRECIATION/
COUNTERPARTY                         TOTAL RETURN   PAY      DATE      AMOUNT       (DEPRECIATION)
                                      Enhanced
Merrill Lynch & Co., Inc.            RAFI 1000     1-month USD LIBOR
                                     Total          plus
                                     Return Index  0.20%    10/15/09  $493,682        $1,528,959
                                      Enhanced
Credit Suisse First Boston           RAFI 1000     1-month USD LIBOR
                                     Total          plus
                                     Return Index  0.20%    10/15/09   207,618         796,055
                                      Enhanced
Credit Suisse First Boston           RAFI 1000     1-month USD LIBOR
                                     1000 Total     plus
                                     Return Index  0.20%    03/13/09   71,293          449,586


                                      251
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

                                     Enhanced
Merrill Lynch & Co., Inc.            RAFI 1000     1-month USD LIBOR
                                     Total          plus
                                     Return Index  0.23%    09/15/09   52,381        (1,722,400)
                                                                                 ---------------------
                                                                                      $1,052,200


Credit Default Swaps at
December 31, 2008


CREDIT DEFAULT SWAPS ON CORPORATE AND
SOVEREIGN ISSUES
                                        (PAY)/RECEIVE                          UNREALIZED   IMPLIED
                   REFERENCE      BUY/SELL   FIXED  EXPIRATION NOTIONAL MARKET (DEPRECIATION)CREDIT
COUNTERPARTY        ENTITY      PROTECTION   RATE   DATE      AMOUNT(2) VALUE  APPRECIATION  SPREAD(3)

                 General
Citibank        Electric Corp.      Sell    1.10%    6/20/10 $100,000 $(4,738)  $(4,708)   4.50%
Barclays         General
Capital         Electric Corp.      Sell     0.85    6/20/10 100,000  (5,088)   (5,064)    4.50%
                 General                                    9
BNP Paribas     Electric Corp.      Sell     1.10    12/20/0 200,000  (6,550)   (6,451)    4.55%
Deutsche Bank    General
Group           Electric Corp.      Sell     1.02    6/20/10 100,000  (4,850)   (4,822)    4.50%
                 General
Goldman Sachs   Electric Corp.      Sell     8.90    3/20/13 100,000  (73,411) (73,114)   79.34%
                 Berkshire
Deutsche Bank   Hathaway
Group           Finance Cor         Sell     0.88   3/20/13 3,000,000 (264,675) (263,795)  3.30%
Credit Suisse
First
                 Federal
                Republic of
Boston          Panama              Sell     0.30    2/20/09 700,000  (2,048)   (2,048)    2.38%
                 Government of
Morgan Stanley  Ukraine             Sell     0.61    2/20/09 400,000  (19,636) (19,636)    36.42%
                 Federal
Barclays        Republic of
Capital         Indonesia           Sell     0.37    3/20/09 700,000  (5,715)   (5,715)    4.13%
                 Federal
                Republic of
Morgan Stanley  Peru                Sell     0.31    3/20/09 300,000   (524)    (258)      1.11%
                 General Motors
Goldman Sachs   Corp.               Sell     9.05    3/20/13 100,000  (73,254) (72,953)    79.34%
                 General Motors
Goldman Sachs   Corp.               Sell     5.00    6/20/13 800,000  (622,608)(479,275)   77.71%
                 General Motors
Merrill Lynch   Corp.               Sell     1.08   12/20/09 200,000  (6,512)   (6,489)    4.55%
                                                             -------- -------- ---------
                                                         $6,800,000 $(1,089,609)$(944,328)
                                                            ======== ========   =========


                                      252
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



CREDIT DEFAULT SWAPS ON
CREDIT INDICES

                                      (PAY)/RECEIVE                          UNREALIZED
                   REFERENCE  BUY/SELL   FIXED   EXPIRATION NOTIONAL MARKET (DEPRECIATION)
COUNTERPARTY        ENTITY    PROTECTION RATE    DATE       AMOUNT(2) VALUE  APPRECIATION


Deutsche
Bank
              CDX IG11
Group        Future             Sell      1.50%  12/20/13 $200,000    $(3,994)    $ 567
              HY 8 Year 100
Citibank     25-35% Future      Sell       2.14  6/20/12  500,000     (85,422)(85,065)
Morgan        IG-9 10 Year
Stanley      Future             Buy      (0.80)  12/20/17 97,600       4,983   (3,850)
Deutsche
Bank
              IG9 5 Year
Group        30-100% Future     Sell       0.71  12/20/12 388,914      2,151     2,243
Goldman       IG9 10 Year
Sachs        30-100% Future     Sell       0.55  12/20/17 97,228         531       546
                                                          -------     ------- ---------
                                                         $1,283,742   $(81,751) $(85,559)
                                                          =======     ======= =========




(1) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the related defaulted reference entities and take delivery of the reference entities or (ii) pay a net amount equal to the notional amount of the related defaulted reference entities less their recovery value. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the related defaulted reference entities and deliver the reference entities or (ii) receive a net amount equal to the notional amount of the related defaulted reference entities less their recovery value.

(2) The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement

(3) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4) The market value of credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk for the credit derivative as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.



                                      253
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



                  FLOATING RATE      (PAY)/RECEIVE   FIXED   EXPIRATION NOTIONAL           UNREALIZED
COUNTERPARTY           INDEX         FLOATING RATE    RATE     DATE      AMOUNT        APPRECIATION/(DEPRECIATION)
------------           -----         -------------    ----     ----      ------        --------------------------
                   Brazil Cetip
                     Interbank
Morgan Stanley     Deposit Rate           Pay        12.78%   1/4/10    $300.000                   $ (827)
                   Brazil Cetip
Union Bank of        Interbank
Switzerland        Deposit Rate           Pay        12.41    1/4/10     200,000                       821
Credit Suisse
First Boston     6-Month GBP LIBOR        Pay         5.00    6/15/09    100,000                     3,560
Barclays
Capital          6-Month GBP LIBOR        Pay         6.00    3/20/09    300,000                   (2,583)
Royal Bank of
Scotland         6-Month GBP LIBOR      Receive       4.00   12/15/36    100,000                  (37,565)
                   Brazil Cetip
Merrill Lynch        Interbank
& Co.              Deposit Rate           Pay        12.95    1/4/10     100,000                     8,413
Goldman Sachs
Group            6-Month GBP LIBOR        Pay         5.00    6/15/09    600,000                    20,855
Barclays
Capital          6-Month GBP LIBOR        Pay         5.00    6/15/09    300,000                    12,381
                   Brazil Cetip
Barclays             Interbank
Capital            Deposit Rate           Pay        11.36    1/4/10     300,000                     1,691
                   Brazil Cetip
Goldman Sachs        Interbank
Group              Deposit Rate           Pay        11.470   1/4/10     100,000                     1,734
                   Brazil Cetip
Merrill Lynch        Interbank
& Co.              Deposit Rate           Pay        11.43    1/4/10     200,000                     3,429


                                      254
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information


Royal Bank of
Scotland         6-Month GBP LIBOR        Pay         6.00    3/20/09    200,000                   (1,815)
                   Brazil Cetip
                     Interbank
Morgan Stanley     Deposit Rate           Pay        12.67    1/4/10     200,000                     1,080
                   Brazil Cetip
Union Bank of        Interbank
Switzerland        Deposit Rate           Pay        10.58    1/2/12     400,000                     3,931
                   Brazil Cetip
Merrill Lynch        Interbank
& Co.              Deposit Rate           Pay        11.98    1/2/12     400,000                     1,095
Citibank         3-Month USD LIBOR      Receive       3.00    6/17/29    500,000                    32,109
                   Brazil Cetip
Barclays             Interbank
Capital            Deposit Rate           Pay        12.54    1/2/12     200,000                     1,179
                   Brazil Cetip
Union Bank of        Interbank
Switzerland        Deposit Rate           Pay        12.54    1/2/12     200,000                      (53)
                   Brazil Cetip
Merrill Lynch        Interbank
& Co.              Deposit Rate           Pay        12.54    1/2/12     400,000                     1,980
Deutsche Bank
AG               3-Month USD LIBOR      Receive       3.00    6/17/29   1,200,000                   48,725
                      3-Month
Union Bank of     Australian Bank
Switzerland          Bill Rate            Pay         7.50    3/15/10    100,000                     3,218
Royal Bank of
Scotland         3-Month USD LIBOR      Receive       3.00    6/17/29    300,000                     7,686
                      3-Month
Union Bank of     Australian Bank
Switzerland          Bill Rate            Pay         7.00    6/15/10   2,400,000                   50,536


                                      255
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information


Merrill Lynch
& Co.            3-Month USD LIBOR      Receive       5.00   12/17/38    800,000                 (287,029)
Morgan Stanley   3-Month USD LIBOR      Receive       5.00   12/17/38   2,300,000              (1,095,673)
Merrill Lynch
& Co.            3-Month USD LIBOR        Pay         4.00    6/17/11    800,000                    18,258
Morgan Stanley   3-Month USD LIBOR      Receive       5.00   12/17/28    100,000                  (32,689)
Deutsche Bank
AG               6-Month GBP LIBOR      Receive       4.00   12/15/36    300,000                 (133,838)
Royal Bank of
Scotland         3-Month USD LIBOR        Pay         4.00    6/17/11   3,000,000                   31,089
Deutsche Bank
AG               3-Month USD LIBOR        Pay         4.00    6/17/11    100,000                     1,385
Bank of America  3-Month USD LIBOR      Receive       5.00   12/17/28    200,000                  (69,633)
Royal Bank of
Scotland         3-Month USD LIBOR      Receive       5.00   12/17/28    100,000                  (34,397)
Citibank North
America          3-Month USD LIBOR      Receive       5.00   12/17/38   1,200,000                (565,473)
                      6-Month
Union Bank of     Australian Bank
Switzerland          Bill Rate            Pay         7.50    3/15/11    700,000                    31,060
Bank of America  3-Month USD LIBOR      Receive       5.00   12/17/38    500,000                 (210,152)
Royal Bank of
Scotland         3-Month USD LIBOR      Receive       5.00   12/17/38   5,000,000              (1,736,515)
HSBC Bank USA    6-Month GBP LIBOR        Pay         5.00    9/17/13    200,000                    19,412
Goldman Sachs
Group            6-Month GBP LIBOR        Pay         6.00    6/19/09   1,500,000                   35,581


                                      256
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information


Goldman Sachs
Group            6-Month GBP LIBOR      Receive       5.50   12/15/36    100,000                  (40,909)
BNP Paribas      6-Month EUR LIBOR        Pay         4.50    3/18/14    200,000                    18,678
Deutsche Bank
AG               3-Month USD LIBOR      Receive       5.00   12/17/38    900,000                 (418,511)
Royal Bank of
Scotland         3-Month USD LIBOR        Pay         4.00    6/17/10   1,100,000                   31,341
Barclays
Capital          3-Month USD LIBOR        Pay         4.00   12/16/10    200,000                     4,336
Royal Bank of
Scotland         6-Month GBP LIBOR        Pay         5.25    3/18/14    100,000                    14,001
Goldman Sachs
Group            6-Month GBP LIBOR        Pay         5.25    3/18/14    100,000                    13,943
Morgan Stanley   3-Month USD LIBOR        Pay         4.00    6/17/10    800,000                    23,064
                                                                                       --------------------
                                                                                               (4,221,091)
                                                                                       ====================



                                      257
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

WRITTEN OPTIONS OUTSTANDING ON DECEMBER 31, 2008:

                              EXERCISE  EXPIRATION NUMBER OF            FAIR
SECURITY DESCRIPTION           PRICE      DATE      CONTRACTS   PREMIUM VALUE
--------------------           -----      ----      ---------   ------- -----
Put - IMM Eurodollar Time
Deposit March Future             $98     3/17/09       (4)      $(1,115) $(225)
Put - IMM Eurodollar Time
Deposit March Future             98      3/17/09       (3)      (1,329)   (263)
Put - IMM Eurodollar Time
Deposit March Future             99      3/17/09       (7)      (1,008) (1,006)
Put - CBOT U.S. 5 Year
Treasury Note February
Future                          118      2/21/09       (7)      (4,022) (5,961)
Put - CBOT U.S. 10 Year
Treasury Note March Future      124      2/21/09       (3)      (3,649) (4,921)
                                                                ------- -------
                                                              $(11,123)$(12,376)
                                                                ======= =======



                                      258
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



WRITTEN SWAP OPTIONS OUTSTANDING ON DECEMBER 31,
2008:

                                     PAY/RECEIVE    EXERCISE  EXPIRATION  NUMBER OF            FAIR
DESCRIPTION           COUNTERPARTY  FLOATING INDEX    RATE      DATE      CONTRACTS   PREMIUM   VALUE
-----------           ------------   ---------------  ----      ----      ---------   -------   -----
Call---OTC 7-Year      Barclay's    Rec---3-month
Interest Rate Swap      Capital       USD-LIBOR      4.60%     2/2/09       (100)     $(32,100)$(143,912)
Call---OTC 7-Year      Royal Bank   Rec---3-month
Interest Rate Swap    of Scotland     USD-LIBOR       4.25     2/2/09       (220)     (66,330) (266,818)
Call---OTC 5-Year      Barclay's    Rec---3-month
Interest Rate Swap      Capital       USD-LIBOR       4.15     8/3/09       (60)      (15,060) (52,563)
Call---OTC 7-Year      Royal Bank   Rec---3-month
Interest Rate Swap    of Scotland     USD-LIBOR       4.40     8/3/09       (200)     (65,040) (247,528)
Call---OTC 5-Year       Merrill     Rec---3-month
Interest Rate Swap       Lynch        USD-LIBOR       4.40     8/3/09       (260)     (85,800) (321,786)
Call---OTC 5-Year      Barclay's     Pay--3-month
Interest Rate Swap      Capital       USD LIBOR       2.75     5/22/09      (50)      (3,612)    (5,189)
                                                                                      -------    --------
                                                                                    $(267,942) $(1,037,795)
                                                                                      =======    ========



                                      259
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information


PRO FORMA COMBINED
SCHEDULE OF
PORTFOLIO
INVESTMENTS
(UNAUDITED)
                                         AZL                                                                       AZL
                                         PIMCO                                                                     PIMCO
                                         FUNDAMENENTAL                                                             FUNDAMNENTAL
                 AZL         AZL         INDEXPLUS                                AZL S&P    AZL      AZL          INDEXPLUS
                 TARGETPLUS  TARGETPLUS  TOTAL    PRO FORMA                       500      TARGETPLUS TARGETPLUS   TOTAL      PRO
AZL S&P 500      EQUITY      DOUBLE PLAY RETURN             SECURITY              INDEX      EQUITY   DOUBLE       RETURN    FORMA
INDEX FUND       FUND        FUND        FUND               DESCRIPTION           FUND       FUND     PLAY FUND    FUND

                                       SHARES     COMBINED
                 SHARES OR   SHARES OR OR         SHARES OR                                                                 COMBINED
SHARES OR        PRINCIPAL   PRINCIPAL PRINCIPAL  PRINCIPAL                          FAIR      FAIR                FAIR      FAIR
PRINCIPAL AMOUNT AMOUNT      AMOUNT    AMOUNT     AMOUNT                            VALUE      VALUE   FAIR VALUE  VALUE     VALUE
---------------  -------- ---------- ---------- ----------- -----------------     ---------- -------- ------------ --------- -------
---------------  -------- ---------- ---------- ----------- -----------------     ---------- -------- ------------ --------- -------
ASSET BACKED
SECURITIES (1.7%):
      $-          $-            $-               $600,000  Access Group,
                                     $600,000              Inc.,
                                                           Series 2008-1,
                                                           Class A,
                                                           4.84%,                       $-       $-           $-  $551,743  $551,743
                                                           10/27/25(a)+
       -           -             -     24,052      24,052  Accredited
                                                           Mortgage Loan
                                                           Trust,
                                                           Series 06-2,
                                                           Class A1, 0.51%,
                                                           9/25/36(a)+                   -        -            -    23,557    23,557
       -           -             -     58,075      58,075  ACE Securities
                                                           Corp Home
                                                           Equity Loan
                                                           Trust,
                                                           Series 06-HE4,
                                                           Class A2A,
                                                           0.53%,                        -        -            -    52,563    52,563
                                                           10/25/36(a)+
       -           -             -     16,833      16,833  ACE Securities
                                                           Corp Home
                                                           Equity Loan
                                                           Trust,
                                                           Series 06-ASP5,
                                                           Class A2A,
                                                           0.55%,                        -        -            -    16,261    16,261
                                                           10/25/36(a)+
       -           -             -    181,784     181,784  Amortizing
                                                           Residential
                                                           Collateral
                                                           Trust,
                                                           Series 01-BC6,
                                                           Class A,
                                                           1.17%,                        -        -            -   165,853   165,853
                                                           10/25/31(a)+
       -           -             -      8,659       8,659  Argent
                                                           Securities,
                                                           Inc.,
                                                           Series 06-M2,
                                                           Class A2A,
                                                           0.52%,                        -        -            -     8,499     8,499
                                                           9/25/36(a)+
       -           -             -     22,973      22,973  Asset Backed
                                                           Funding
                                                           Certificates,
                                                           Series 06-OPT2,
                                                           Class A3A,


                                      260
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



                                                           0.53%,                        -        -            -    22,357    22,357
                                                           10/25/36(a)+
       -           -             -     33,966      33,966  Asset Backed
                                                           Funding
                                                           Certificates,
                                                           Series 06-HE1,
                                                           Class A2A,
                                                           0.53%,                        -        -            -    29,343    29,343
                                                           1/25/37(a)+
       -           -             -     21,014      21,014  Asset Backed
                                                           Securities Corp.
                                                           Home Equity
                                                           Loan Trust,
                                                           Series 04-HE6,
                                                           Class A1,
                                                           0.75%,                        -        -            -    16,460    16,460
                                                           9/25/34(a)+
       -           -             -    700,000     700,000  Bank of America
                                                           Credit Card
                                                           Trust,
                                                           Series 2007-A9,
                                                           Class A9,
                                                           1.24%,                        -        -            -   572,337   572,337
                                                           11/17/14(a)+
       -           -             -    240,666     240,666  Carrington
                                                           Mortgage Loan
                                                           Trust,
                                                           Series 06-NC5,
                                                           Class A1,
                                                           0.52%,                        -        -            -   213,972   213,972
                                                           1/25/37(a)+
       -           -             -    200,000     200,000  Chase Issuance
                                                           Trust,
                                                           Series 06-A3,
                                                           Class A3,
                                                           1.19%,                        -        -            -   196,352   196,352
                                                           7/15/11(a)+
       -           -             -    600,000     600,000  Chase Issuance
                                                           Trust,
                                                           Series
                                                           2008-A10, Class
                                                           A10,
                                                           1.95%,                        -        -            -   473,625   473,625
                                                           8/17/15(a)+
       -           -             -  1,000,000   1,000,000  Chase Issuance
                                                           Trust,
                                                           Series
                                                           2008-A13, Class
                                                           A13,
                                                           3.50%,                        -        -            -   822,500   822,500
                                                           9/15/15(a)+
       -           -             -    496,429     496,429  Citigroup
                                                           Mortgage Loan


                                      261
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



                                                           Trust,
                                                           Inc.,
                                                           Series 06-WFH3,
                                                           Class A2,
                                                           0.57%,                        -        -            -   455,045   455,045
                                                           10/25/36(a)+
       -           -             -    460,005     460,005  Countrywide
                                                           Asset-Backed
                                                           Certificates,
                                                           Series 2006-06,
                                                           Class 2A2,
                                                           0.65%,                        -        -            -   365,015   365,015
                                                           9/25/36(a)+
       -           -             -     33,546      33,546  Countrywide
                                                           Asset-Backed
                                                           Certificates,
                                                           Series 06-19,
                                                           Class 2A1,
                                                           0.53%,                        -        -            -    32,343    32,343
                                                           3/25/37(a)+
       -           -             -     71,310      71,310  Countrywide
                                                           Asset-Backed
                                                           Certificates,
                                                           Series 06-21,
                                                           Class 2A1,
                                                           0.52%,                        -        -            -    64,016    64,016
                                                           5/25/37(a)+
       -           -             -    267,333     267,333  Countrywide
                                                           Asset-Backed
                                                           Certificates,
                                                           Series 06-23,
                                                           Class 2A1,
                                                           0.52%,                        -        -            -   239,987   239,987
                                                           11/25/37(a)+
       -           -             -     25,104      25,104  Countrywide
                                                           Asset-Backed
                                                           Certificates,
                                                           Series 06-15,
                                                           Class A1,
                                                           0.58%,                        -        -            -    23,661    23,661
                                                           10/25/46(a)+
       -           -             -     12,047      12,047  Countrywide
                                                           Asset-Backed
                                                           Certificates,
                                                           Series 06-16,
                                                           Class 2A1,
                                                           0.52%,                        -        -            -    11,676    11,676
                                                           12/25/46(a)+
       -           -             -     39,837      39,837  Countrywide
                                                           Asset-Backed
                                                           Certificates,


                                      262
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



                                                           Series 06-17,
                                                           Class 2A1,
                                                           0.52%,                        -        -            -    38,490    38,490
                                                           3/25/47(a)+
       -           -             -     41,964      41,964  Countrywide
                                                           Asset-Backed
                                                           Certificates,
                                                           Series 06-22,
                                                           Class 2A1,
                                                           0.52%,                        -        -            -    38,813    38,813
                                                           5/25/47(a)+
       -           -             -    296,288     296,288  Countrywide
                                                           Asset-Backed
                                                           Certificates,
                                                           Series 06-24,
                                                           Class 2A1,
                                                           0.52%,                        -        -            -   258,715   258,715
                                                           6/25/47(a)+
       -           -             -     42,472      42,472  Credit-Based
                                                           Asset Servicing
                                                           and
                                                           Securitization,
                                                           Series 06-CB9,
                                                           Class A1,
                                                           0.53%,                        -        -            -    36,870    36,870
                                                           11/25/36(a)+
       -           -             -     60,785      60,785  First Franklin
                                                           Mortgage Loan
                                                           Asset Backed
                                                           Certificates,
                                                           Series 06-FF9,
                                                           Class 2A1,
                                                           0.53%,                        -        -            -    59,097    59,097
                                                           6/25/36(a)+
       -           -             -     48,556      48,556  Fremont Home
                                                           Loan Trust,
                                                           Series 06-E,
                                                           Class 2A1,
                                                           0.53%,                        -        -            -    42,355    42,355
                                                           1/25/37(a)+
       -           -             -    141,962     141,962  GE-WMC Mortgage
                                                           Securities,
                                                           LLC,
                                                           Series 06-1,
                                                           Class A2A,
                                                           0.51%,                        -        -            -   133,395   133,395
                                                           8/25/36(a)+
       -           -             -     36,730      36,730  GSAMP Trust,
                                                           Series 06-FM2,
                                                           Class A2A,


                                      263
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



                                                           0.54%,                        -        -            -    35,295    35,295
                                                           9/25/36(a)+
       -           -             -     34,212      34,212  Household Home
                                                           Equity Loan
                                                           Trust,
                                                           Series 06-4,
                                                           Class A1V,
                                                           0.58%,                        -        -            -    32,241    32,241
                                                           3/20/36(a)+
       -           -             -     38,726      38,726  HSI Asset
                                                           Securitization
                                                           Corp.
                                                           Trust,
                                                           Series 06-HE2,
                                                           Class 2A1,
                                                           0.52%,                        -        -            -    33,684    33,684
                                                           12/25/36(a)+
       -           -             -     27,158      27,158  Indymac
                                                           Residential
                                                           Asset
                                                           Backed Trust,
                                                           Series 06-E,
                                                           Class 2A1,
                                                           0.53%,                        -        -            -    25,341    25,341
                                                           4/25/37(a)+
       -           -             -     19,150      19,150  J.P. Morgan
                                                           Mortgage
                                                           Acquisition
                                                           Corp.,
                                                           Series 06-WMC3,
                                                           Class A2,
                                                           0.52%,                        -        -            -    17,800    17,800
                                                           8/25/36(a)+
       -           -             -    255,097     255,097  J.P. Morgan
                                                           Mortgage
                                                           Acquisition
                                                           Corp.,
                                                           Series 06-CH2,
                                                           Class AV2,
                                                           0.52%,                        -        -            -   226,946   226,946
                                                           10/25/36(a)+
       -           -             -     57,208      57,208  Lehman XS Trust,
                                                           Series 06-17,
                                                           Class WF11,
                                                           0.59%,                        -        -            -    53,773    53,773
                                                           11/25/36(a)+
       -           -             -      8,885       8,885  Lehman XS Trust,
                                                           Series 06-9,
                                                           Class A1A,
                                                           0.54%,                        -        -            -     8,483     8,483
                                                           5/25/46(a)+
       -           -             -     43,256      43,256  Lehman XS Trust,


                                      264
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



                                                           Series 06-11,
                                                           Class 1A1,
                                                           0.55%,                        -        -            -    41,520    41,520
                                                           6/25/46(a)+
       -           -             -     77,283      77,283  Lehman XS Trust,
                                                           Series 06-16N,
                                                           Class A1A,
                                                           0.55%,                        -        -            -    66,144    66,144
                                                           11/25/46(a)+
       -           -             -      3,092       3,092  Long Beach
                                                           Mortgage Loan
                                                           Trust,
                                                           Series 04-4,
                                                           Class 1A1,
                                                           0.75%,                        -        -            -     1,046     1,046
                                                           10/25/34(a)+
       -           -             -    147,956     147,956  Long Beach
                                                           Mortgage Loan
                                                           Trust,
                                                           Series 06-9,
                                                           Class 2A1,
                                                           0.53%,                        -        -            -   140,558   140,558
                                                           10/25/36(a)+
       -           -             -    484,705     484,705  Massachusetts
                                                           Educational
                                                           Financing
                                                           Authority,
                                                           Series 2008-1,
                                                           Class A1,
                                                           4.49%,                        -        -            -   367,845   367,845
                                                           4/25/38(a)+
       -           -             -     57,481      57,481  Master Asset
                                                           Backed
                                                           Securities
                                                           Trust,
                                                           Series 06-HE5,
                                                           Class A1,
                                                           0.53%,                        -        -            -    53,674    53,674
                                                           11/25/36(a)+
       -           -             -     88,413      88,413  Merrill Lynch
                                                           Mortgage
                                                           Investors Trust,
                                                           Series 06-FF1,
                                                           Class A2A,
                                                           0.54%,                        -        -            -    83,065    83,065
                                                           8/25/36(a)+
       -           -             -    103,557     103,557  Park Place
                                                           Securities,
                                                           Inc.,
                                                           Series 04-MCW1,
                                                           Class A1,


                                      265
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



                                                           0.78%,                        -        -            -    74,158    74,158
                                                           10/25/34(a)+
       -           -             -     48,033      48,033  Residential
                                                           Asset Mortgage
                                                           Products, Inc.,
                                                           Series 06-RZ4,
                                                           Class A1A,
                                                           0.55%,                        -        -            -    44,546    44,546
                                                           10/25/36(a)+
       -           -             -     14,447      14,447  Residential
                                                           Asset Securities
                                                           Corp.,
                                                           Series 06-KS8,
                                                           Class A1,
                                                           0.53%,                        -        -            -    14,228    14,228
                                                           10/25/36(a)+
       -           -             -     38,731      38,731  Residential
                                                           Asset Securities
                                                           Corp.,
                                                           Series 06-KS9,
                                                           Class AI1,
                                                           0.54%,                        -        -            -    37,135    37,135
                                                           11/25/36(a)+
       -           -             -     16,785      16,785  Saxon Asset
                                                           Securities
                                                           Trust,
                                                           Series 06-3,
                                                           Class A1, 0.53%,
                                                           10/25/46(a)+                  -        -            -    15,951    15,951
       -           -             -     32,657      32,657  SBI Heloc Trust,
                                                           Series 06-A1,
                                                           Class 1A2A,
                                                           0.64%,                        -        -            -    30,256    30,256
                                                           8/25/36(a) (b)+
       -           -             -      6,615       6,615  SLM Student
                                                           Loan Trust,
                                                           Series 05-5,
                                                           Class A1,
                                                           3.54%,                        -        -            -     6,599     6,599
                                                           1/25/18(a)+
       -           -             -  1,000,000   1,000,000  SLM Student
                                                           Loan Trust,
                                                           Series 2008-9,
                                                           Class A,
                                                           5.04%,                        -        -            -   937,220   937,220
                                                           4/25/23(a)+
       -           -             -    140,453     140,453  Soundview Home
                                                           Equity Loan


                                      266
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



                                                           Trust,
                                                           Series 06-EQ2,
                                                           Class A1,
                                                           0.55%,                        -        -            -   133,072   133,072
                                                           1/25/37(a)+
       -           -             -     17,135      17,135  Wells Fargo
                                                           Home Equity
                                                           Trust,
                                                           Series 06-3,
                                                           Class A1,
                                                           0.52%,                        -        -            -    16,487    16,487
                                                           1/25/37(a)+
Total Asset Backed
Securities
                                                                                ---------- -------- ------------ --------- ---------
                                                                                ---------- -------- ------------ --------- ---------
(Cost $8,506,586)                                                                       -        -            -  7,461,967 7,461,967
                                                                                ---------- -------- ------------ --------- ---------
                                                                                ---------- -------- ------------ --------- ---------
COLLATERALIZED
MORTGAGE
OBLIGATIONS (1.0%):
       -           -             -    100,000     100,000  Banc of America
                                                           Commercial
                                                           Mortgage, Inc.,
                                                           Series 2006-2,
                                                           Class A4,
                                                           5.74%,                        -        -            -    81,674    81,674
                                                           5/10/45(a)+
       -           -             -    158,536     158,536  Banc of America
                                                           Funding Corp.,
                                                           6.13%,                        -        -            -    85,214    85,214
                                                           1/20/47(a)+
       -           -             -     41,942      41,942  Bear Stearns
                                                           Adjustable Rate
                                                           Mortgage Trust,
                                                           Series 2004-9
                                                           Class 22A1,
                                                           4.79%,                        -        -            -    31,579    31,579
                                                           11/25/34(a)+
       -           -             -    175,514     175,514  Bear Stearns
                                                           Adjustable Rate
                                                           Mortgage Trust,
                                                           Series 2004-8,
                                                           Class 2A1,
                                                           5.11%,                        -        -            -   162,860   162,860
                                                           11/25/34(a)+
       -           -             -     50,271      50,271  Bear Stearns
                                                           Adjustable Rate
                                                           Mortgage Trust,
                                                           Series 2004-10,
                                                           Class 22A1,

                                      267
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



                                                           4.96%,                        -        -            -    37,861    37,861
                                                           1/25/35(a)+
       -           -             -    371,231     371,231  Bear Stearns
                                                           Adjustable Rate
                                                           Mortgage Trust,
                                                           Series 2005-2,
                                                           Class A2,
                                                           4.13%,                        -        -            -   289,102   289,102
                                                           3/25/35(a)+
       -           -             -     49,714      49,714  Bear Stearns
                                                           Alt-A Trust,
                                                           5.50%,                        -        -            -    23,121    23,121
                                                           9/25/35(a)+
       -           -             -    108,622     108,622  Bear Stearns
                                                           Mortgage Funding
                                                           Trust,
                                                           Series 07-AR1,
                                                           Class 2A1,
                                                           0.54%,                        -        -            -    83,927    83,927
                                                           2/25/37(a)+
       -           -             -    101,954     101,954  Countrywide
                                                           Home Loans,
                                                           Series 2004-22,
                                                           Class A3,
                                                           4.79%,                        -        -            -    63,426    63,426
                                                           11/25/34(a)+
       -           -             -    178,677     178,677  Countrywide
                                                           Home Loans,
                                                           Series
                                                           2004-HYB9,
                                                           Class 1A1,
                                                           4.73%,                        -        -            -   111,005   111,005
                                                           2/20/35(a)+
       -           -             -    400,000     400,000  Credit Suisse
                                                           Mortgage Capital
                                                           Certificates,
                                                           Series 2007-C5,
                                                           Class A4,
                                                           5.70%,                        -        -            -   264,573   264,573
                                                           9/15/40(a)+
       -           -             -     68,835      68,835  Fannie Mae,
                                                           Series 06-118,
                                                           Class A1,

                                      268
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



                                                           0.53%,                        -        -            -    60,496    60,496
                                                           12/25/36(a)+
       -           -             -    112,975     112,975  First Horizon
                                                           Mortgage Pass-
                                                           Through Trust,
                                                           Series
                                                           2005-AR3, Class
                                                           2A1,
                                                           5.35%,                        -        -            -    79,979    79,979
                                                           8/25/35(a)+
       -           -             -    145,473     145,473  Freddie Mac,
                                                           Series 3335,
                                                           Class BF,
                                                           1.35%,                        -        -            -   141,247   141,247
                                                           7/15/19(a)+
       -           -             -     85,234      85,234  Freddie Mac,
                                                           Series 3149,
                                                           Class LF,
                                                           1.50%,                        -        -            -    81,485    81,485
                                                           5/15/36(a)+
       -           -             -     71,983      71,983  Greenpoint
                                                           Mortgage Funding
                                                           Trust,
                                                           Series 06-AR8,
                                                           Class 1A1A,
                                                           0.55%,                        -        -            -    66,192    66,192
                                                           1/25/47(a)+
       -           -             -     69,878      69,878  Greenpoint
                                                           Mortgage Pass-
                                                           Through
                                                           Certificates,
                                                           Series 2003-1,
                                                           Class A1,
                                                           5.51%,                        -        -            -    53,988    53,988
                                                           10/25/33(a)+
       -           -             -    157,763     157,763  GS Mortgage
                                                           Securities
                                                           Corp. II,
                                                           Series
                                                           2007-EOP
                                                           Class A1,
                                                           1.97%,                        -        -            -   116,055   116,055
                                                           3/6/20(a) (b)+
       -           -             -     80,644      80,644  GSR Mortgage
                                                           Loan Trust,
                                                           Series
                                                           2005-AR7, Class
                                                           6A1,

                                      269
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



                                                           5.25%,                        -        -            -    59,996    59,996
                                                           11/25/35(a)+
       -           -             -     24,614      24,614  Harborview
                                                           Mortgage Loan
                                                           Trust,
                                                           Series 05-2,
                                                           Class 2A1A,
                                                           0.80%,                        -        -            -    11,464    11,464
                                                           5/19/35(a)+
       -           -             -    107,425     107,425  Harborview
                                                           Mortgage Loan
                                                           Trust,
                                                           Series 2005-4,
                                                           Class 3A1,
                                                           5.14%,                        -        -            -    58,381    58,381
                                                           7/19/35(a)+
       -           -             -     62,323      62,323  Indymac Index
                                                           Mortgage Loan
                                                           Trust,
                                                           Series
                                                           2004-AR5, Class
                                                           B1,
                                                           5.06%,                        -        -            -    42,732    42,732
                                                           12/25/34(a)+
       -           -             -     19,320      19,320  Indymac Index
                                                           Mortgage Loan
                                                           Trust,
                                                           Series 06-AR35,
                                                           Class 2A2,
                                                           0.57%,                        -        -            -    18,263    18,263
                                                           1/25/37(a)+
       -           -             -    300,000     300,000  JP Morgan Chase
                                                           Commercial
                                                           Mortgage
                                                           Securities
                                                           Trust,
                                                           Series
                                                           2007-LDPX,
                                                           Class A3,
                                                           5.42%, 1/15/49+               -        -            -   212,090   212,090
       -           -             -    100,000     100,000  JP Morgan Chase
                                                           Commercial
                                                           Mortgage
                                                           Securities
                                                           Trust,


                                      270
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



                                                           Series
                                                           2007-LD12,
                                                           Class A4,
                                                           5.88%,                        -        -            -    71,115    71,115
                                                           2/15/51(a)+
       -           -             -    121,976     121,976  JP Morgan
                                                           Mortgage Trust,
                                                           Series 2005-A1,
                                                           Class 6T1,
                                                           5.02%,                        -        -            -    91,514    91,514
                                                           2/25/35(a)+
       -           -             -     12,171      12,171  LB-UBS
                                                           Commercial
                                                           Mortgage
                                                           Trust,
                                                           Series 02-C2,
                                                           Class A2,
                                                           4.90%,                        -        -            -    12,121    12,121
                                                           6/15/26(a)+
       -           -             -     11,096      11,096  Lehman Brothers
                                                           Commercial
                                                           Mortgage Trust,
                                                           Series 06-LLFA,
                                                           Class A1,
                                                           1.28%,                        -        -            -     8,286     8,286
                                                           9/15/21(a) (b)+
       -           -             -     32,523      32,523  MASTR
                                                           Adjustable Rate
                                                           Mortgages Trust,
                                                           Series 2004-13,
                                                           Class 3A4,
                                                           3.79%,                        -        -            -    31,562    31,562
                                                           11/21/34(a)+
       -           -             -    216,045     216,045  Merrill Lynch
                                                           Floating Trust,
                                                           Series 06-1,
                                                           Class A1,
                                                           1.27%,                        -        -            -   163,882   163,882
                                                           6/15/22(a) (b)+
       -           -             -     61,290      61,290  Merrill Lynch
                                                           Mortgage
                                                           Investors Trust,
                                                           Series
                                                           2005-A10, Class
                                                           A,
                                                           0.68%,                        -        -            -    32,608    32,608
                                                           2/25/36(a)+
       -           -             -    100,000     100,000  Merrill
                                                           Lynch/Countrywide

                                      271
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



                                                           Commercial
                                                           Mortgage Trust,
                                                           Series 2007-6,
                                                           Class A4,
                                                           5.49%, 3/12/51+               -        -            -    68,848    68,848
       -           -             -     26,445      26,445  MLCC Mortgage
                                                           Investors, Inc.,
                                                           Series 2005-2,
                                                           Class 3A,
                                                           1.34%,                        -        -            -    19,636    19,636
                                                           10/25/35(a)+
       -           -             -     19,084      19,084  MLCC Mortgage
                                                           Investors, Inc.,
                                                           Series 2005-3,
                                                           Class 4A,
                                                           0.72%,                        -        -            -    13,671    13,671
                                                           11/25/35(a)+
       -           -             -    900,000     900,000  Morgan Stanley
                                                           Capital I Trust,
                                                           Series
                                                           2007-IQ15,
                                                           Class A4,
                                                           5.88%,                        -        -            -   666,786   666,786
                                                           6/11/49(a)+
       -           -             -     56,581      56,581  Structured
                                                           Asset Mortgage
                                                           Investments,
                                                           Inc.,
                                                           Series
                                                           2005-AR5, Class
                                                           A2,
                                                           0.83%,                        -        -            -    42,527    42,527
                                                           7/19/35(a)+
       -           -             -     60,600      60,600  Thornburg
                                                           Mortgage
                                                           Securities
                                                           Trust,
                                                           Series 06-6,
                                                           Class A1, 0.58%,
                                                           11/25/46(a)+                  -        -            -    50,241    50,241
       -           -             -    201,837     201,837  Thornburg
                                                           Mortgage
                                                           Securities
                                                           Trust,
                                                           Series 06-5,
                                                           Class A1, 0.59%,

                                      272
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



                                                           9/25/46(a)+                   -        -            -   167,253   167,253
       -           -             -    149,851     149,851  Wachovia Bank
                                                           Commercial
                                                           Mortgage Trust,
                                                           1.28%,                        -        -            -   106,006   106,006
                                                           6/15/20(a) (b)+
       -           -             -    274,465     274,465  Wachovia Bank
                                                           Commercial
                                                           Mortgage Trust,
                                                           Series 06-WL7A,
                                                           Class A1,
                                                           1.29%,                        -        -            -   209,499   209,499
                                                           9/15/21(a) (b)+
       -           -             -      2,574       2,574  Washington
                                                           Mutual Mortgage
                                                           Pass-Through
                                                           Certificates,
                                                           Series 06-AR11,
                                                           Class A1B1,
                                                           0.76%,                        -        -            -     2,533     2,533
                                                           8/25/45(a)+
       -           -             -     69,549      69,549  Washington
                                                           Mutual Mortgage
                                                           Pass-Through
                                                           Certificates,
                                                           Series 06-AR11,
                                                           Class 2A,
                                                           4.63%,                        -        -            -    37,857    37,857
                                                           9/25/46(a)+
       -           -             -    213,547     213,547  Washington
                                                           Mutual Mortgage
                                                           Pass-Through
                                                           Certificates,
                                                           Series 06-AR13,
                                                           Class 2A,
                                                           4.63%,                        -        -            -   116,291   116,291
                                                           10/25/46(a)+
       -           -             -     73,795      73,795  Washington
                                                           Mutual Mortgage
                                                           Pass-Through
                                                           Certificates,
                                                           Series 06-AR19,
                                                           Class 1A1A,

                                      273
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



                                                           2.99%,                        -        -            -    37,587    37,587
                                                           1/25/47(a)+
       -           -             -    118,418     118,418  Wells Fargo
                                                           Mortgage Back
                                                           Securities
                                                           Trust,
                                                           Series 2004-CC,
                                                           Class A1,
                                                           4.96%,                        -        -            -    91,792    91,792
                                                           1/25/35(a)+
Total
Collateralized
Mortgage
Obligations
                                                                                ---------- -------- ------------ --------- ---------
                                                                                ---------- -------- ------------ --------- ---------
(Cost $5,657,830)                                                                       -        -            -  4,278,325 4,278,325
                                                                                ---------- -------- ------------ --------- ---------
                                                                                ---------- -------- ------------ --------- ---------
COMMON STOCKS
(81.7%):
Aerospace &
Defense (1.8%):
       -       2,121         5,486          -       7,607  Axsys                         -  116,358      300,962      -   417,320
                                                           Technologies,
                                                           Inc.*
       -       5,864             -          -       5,864  American                      -  433,702            -      -   433,702
                                                           Science &
                                                           Engineering,
                                                           Inc.
  23,051           -             -          -      23,051  Boeing Co. (The)        983,586        -            -      -   983,586
  12,256           -             -          -      12,256  General                 705,823        -            -      -   705,823
                                                           Dynamics Corp.
   3,844           -             -          -       3,844  Goodrich Corp.          142,305        -            -      -   142,305
  22,837           -             -          -      22,837  Honeywell               749,739        -            -      -   749,739
                                                           International,
                                                           Inc.
   3,743           -             -          -       3,743  L-3                     276,158        -            -      -   276,158
                                                           Communications
                                                           Holdings, Inc.
  10,472           -             -          -      10,472  Lockheed Martin         880,486        -            -      -   880,486
                                                           Corp.
  10,270           -             -          -      10,270  Northrop                462,561        -            -      -   462,561
                                                           Grumman Corp.
   4,370           -             -          -       4,370  Precision               259,927        -            -      -   259,927
                                                           Castparts Corp.
  13,017           -             -          -      13,017  Raytheon Co.            664,388        -            -      -   664,388
   4,954           -             -          -       4,954  Rockwell                193,652        -            -      -   193,652
                                                           Collins, Inc.
  29,917           -             -          -      29,917  United                1,603,551        -            -      -  1,603,551
                                                           Technologies
                                                           Corp.
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 6,922,176  550,060      300,962         - 7,773,198
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------

                                      274
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



Air Freight &
Logistics (0.7%):
   5,306           -             -          -       5,306  C.H. Robinson           291,989        -            -         -   291,989
                                                           Worldwide, Inc.
   6,641           -             -          -       6,641  Expeditors                    -        -            -         -         -
                                                           International of
                                                           Washington, Inc.        220,946        -            -         -   220,946
   9,783           -             -          -       9,783  FedEx Corp.             627,580        -            -         -   627,580
  31,320           -             -          -      31,320  United Parcel                 -        -            -         -         -
                                                           Service, Inc.,
                                                           Class B               1,727,611        -            -        -  1,727,611
                                                                                 ---------- -------- ------------ ------------------
                                                                                 ---------- -------- ------------ ------------------

                                                                                 2,868,126         -            -        - 2,868,126
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Airline (0.2%):
        -     699,000             -          -     699,000  Cathay Pacific                -  788,268            -       -   788,268
                                                            Airways, Ltd.
   23,151           -             -          -      23,151  Southwest               199,562        -            -        -   199,562
                                                            Airlines Co.
                                                                                  ---------- -------- ------------ --------- -------
                                                                                  ---------- -------- ------------ --------- -------
Auto Components                                                                     199,562  788,268           -         -   987,830
(0.7%):
                                                                                  ---------- -------- ------------ --------- -------
                                                                                  ---------- -------- ------------ --------- -------

        -     543,619             -          -     543,619  GKN plc .                     -  769,508            -        -   769,508
    8,672           -             -          -       8,672  Goodyear Tire &          51,772        -            -        -    51,772
                                                            Rubber Co.*
   18,646           -             -          -      18,646  Johnson                 338,611        -            -        -   338,611
                                                            Controls, Inc.
               45,415       117,531          -     162,946  Superior                      -   477,766   1,236,426        - 1,714,192
                                                            Industries
                                                            International,
                                                            Inc.
                                                                                ---------- -------- ------------ --------- ---------
                                                                                ---------- -------- ------------ --------- ---------
                                                                                  390,383  1,247,274  1,236,426         -  2,874,083
                                                                                ---------- -------- ------------ --------- ---------
                                                                                ---------- -------- ------------ --------- ---------
Automobiles (0.3%):
        -      12,704             -          -      12,704  DaimlerChrysler               -  486,309            -        -   486,309
                                                            AG .
   74,704           -             -          -      74,704  Ford Motor Co.*         171,072        -            -        -   171,072
   20,339           -             -          -      20,339  General Motors           65,085        -            -        -    65,085
                                                            Corp.
    7,259           -             -          -       7,259  Harley-Davidson,        123,185        -            -        -   123,185
                                                            Inc.
        -      18,574             -          -      18,574  Honda Motor                   -   396,369           -        -   396,369
                                                            Co., Ltd., ADR

                                      275
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



                                                                                  ---------- -------- ------------ -------- --------
                                                                                  ---------- -------- ------------ -------- --------
                                                                                    359,342  882,678            -        - 1,242,020
                                                                                  ---------- -------- ------------ -------- --------
                                                                                  ---------- -------- ------------ -------- --------
Beverages (1.5%):
   3,065           -             -          -       3,065   Brown-Forman           157,817        -            -       -   157,817
                                                           Corp., Class B
  62,637           -             -          -      62,637  Coca-Cola Co.         2,835,577        -            -       -  2,835,577
   9,887           -             -          -       9,887  Coca-Cola               118,941        -            -       -   118,941
                                                           Enterprises,
                                                           Inc.
   6,053           -             -          -       6,053  Constellation            95,456        -            -       -    95,456
                                                           Brands, Inc.*
   7,916           -             -          -       7,916  Dr. Pepper              128,635        -            -       -   128,635
                                                           Snapple Group,
                                                           Inc.*
   4,663           -             -          -       4,663  Molson Coors            228,114        -            -       -   228,114
                                                           Brewing Co.
   4,201           -             -          -       4,201  Pepsi Bottling           94,564        -            -       -    94,564
                                                           Group, Inc.
                                                           (The)
  48,894           -             -          -      48,894  PepsiCo, Inc.         2,677,924        -            -       -  2,677,924
                                                                                 ---------- -------- ------------ ------- ---------
                                                                                 ---------- -------- ------------ ------- ---------
                                                                                 6,337,028        -            -       -  6,337,028

                                                                                 ---------- -------- ------------ ------- ---------
                                                                                 ---------- -------- ------------ ------- ---------
Biotechnology
(2.4%):
  33,349      13,917        36,016          -      83,282  Amgen, Inc.*          1,925,905  803,707    2,079,924        -  4,809,536

   9,163           -             -          -       9,163  Biogen, Inc.*           436,434        -            -         -   436,434
  14,409           -             -          -      14,409  Celgene Corp.*          796,529        -            -         -   796,529
   2,140           -             -          -       2,140  Cephalon, Inc.*         164,865        -            -         -   164,865
   8,502           -             -          -       8,502  Genzyme Corp.*          564,278        -            -         -   564,278
  28,949           -             -          -      28,949  Gilead                1,480,452        -            -         - 1,480,452
                                                           Sciences, Inc.*
       -       9,078        23,495          -      32,573  Myriad                        -  601,508    1,556,779         - 2,158,287
                                                           Genetics, Inc.*
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 5,368,463  1,405,215  3,636,703        - 10,410,381
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Building Products
(0.1%):
   4,034           -             -          -       4,034  Fastenal Co.            140,585        -            -         -   140,585
  11,222           -             -          -      11,222  Masco Corp.             124,901        -            -         -   124,901
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
                                                                                   265,486        -            -         -   265,486
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------

                                      276
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



Capital Markets
(1.6%):
   6,766           -             -          -       6,766  Ameriprise              158,054        -            -         -   158,054
                                                           Financial, Inc.
  29,391           -             -          -      29,391  Charles Schwab          475,252        -            -         -   475,252
                                                           Corp.
       -      15,305             -          -      15,305  Credit Suisse                 -  432,519            -         -   432,519
                                                           Group, SP ADR.
       -      12,700             -          -      12,700  Deutsche Bank                 -  516,763            -         -   516,763
                                                           AG .
  11,750           -             -          -      11,750  E*TRADE                  13,512                     -         -    13,512
                                                           Financial
                                                           Corp.*
   3,181           -             -          -       3,181  Federated                53,950                     -         -    53,950
                                                           Investors, Inc.
   4,745           -             -          -       4,745  Franklin                302,636        -            -         -   302,636
                                                           Resources, Inc.
  13,912           -             -          -      13,912  Goldman Sachs         1,174,034        -            -         - 1,174,034
                                                           Group, Inc.
  12,036           -             -          -      12,036  Invesco, Ltd.           173,800        -            -         -   173,800
   4,920           -             -          -       4,920  Janus Capital            39,508                     -         -    39,508
                                                           Group, Inc.
   4,413           -             -          -       4,413  Legg Mason,              96,689                     -         -    96,689
                                                           Inc.
  56,696           -             -          -      56,696  Merrill Lynch &         659,941        -            -         -   659,941
                                                           Co., Inc.
  33,367           -             -          -      33,367  Morgan Stanley          535,207                     -         -   535,207
   7,000           -             -          -       7,000  Northern Trust          364,980                     -         -   364,980
                                                           Corp.
  13,571           -             -          -      13,571  State Street            533,747        -            -         -   533,747
                                                           Corp.
       -      16,328             -          -      16,328  Stifel                        -  748,639            -         -   748,639
                                                           Financial Corp.*
   8,101           -             -          -       8,101  T. Rowe Price           287,099        -            -         -   287,099
                                                           Group, Inc.
       -      32,113             -          -      32,113  UBS AG*                       -  459,216            -         -   459,216

                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 4,868,409  2,157,137          -        -  7,025,546
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Chemicals (2.0%):
   6,575           -             -          -       6,575  Air Products &          330,525        -            -         -   330,525
                                                           Chemicals, Inc.
   1,895           -             -          -       1,895  CF Industries            93,158        -            -         -    93,158
                                                           Holdings, Inc.
  29,016           -             -          -      29,016  Dow Chemical            437,851        -            -         -   437,851
                                                           Co. (The)
  28,371      28,076             -          -      56,447  E.I. du Pont de         717,786  710,323           -         -  1,428,109
                                                           Nemours & Co.
   2,594      15,703        40,636          -      58,933  Eastman                  82,256  497,942    1,288,568         - 1,868,766
                                                           Chemical Co.
   5,244           -             -          -       5,244  Ecolab, Inc.            184,327        -            -         -   184,327
   2,624           -             -          -       2,624  International
                                                           Flavor &

                                      277
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



                                                           Fragrances, Inc.         77,985        -            -         -    77,985
  17,239           -             -          -      17,239  Monsanto Co.          1,212,764        -            -         - 1,212,764
   5,142           -             -          -       5,142  PPG Industries,         218,175        -            -         -   218,175
                                                           Inc.
   9,692           -             -          -       9,692  Praxair, Inc.           575,317        -            -         -   575,317
   3,915           -             -          -       3,915  Rohm & Haas Co.         241,908        -            -         -   241,908
       -      21,620        55,949          -      77,569  Sensient                      -  516,286    1,336,062         - 1,852,348
                                                           Technologies
                                                           Corp.
   3,919           -             -          -       3,919  Sigma Aldrich           165,539        -            -         -   165,539
                                                           Corp.
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 4,337,591  1,724,551  2,624,630         - 8,686,772
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Commercial Banks
(5.5%):
       -      65,753             -          -      65,753  Allied Irish                  -  308,382            -         -   308,382
                                                           Banks plc, SP
                                                           ADR
       -      51,035             -          -      51,035  Banco Santander               -  484,322            -         -   484,322
                                                           SA, SP ADR.
  36,099           -             -          -      36,099  Bank of New
                                                           York Mellon
                                                           Corp.                 1,022,685        -            -         - 1,022,685
       -      40,918             -          -      40,918  Barclays plc,                 -  400,996            -         -   400,996
                                                           ADR
  17,355           -             -          -      17,355  BB&T Corp.              476,568        -            -         -   476,568
   4,677           -             -          -       4,677  Comerica, Inc.           92,838        -            -         -    92,838
  18,035           -             -          -      18,035  Fifth Third             148,969        -            -         -   148,969
                                                           Bancorp .
       -      48,425       125,323          -     173,748  First Bancorp .               -  539,455    1,396,098         - 1,935,553

       -      13,969             -          -      13,969  First Financial               -  771,228            -         -   771,228
                                                           Bankshares, Inc.
       -       8,879             -          -       8,879  First Financial               -  363,950            -         -   363,950
                                                           Corp.
   7,338           -             -          -       7,338  First Horizon            77,563        -            -         -    77,563
                                                           National Corp.
       -      45,178       116,916          -     162,094  FNB Corp.                     -  596,350    1,543,291         - 2,139,641

       -      12,870                               12,870  Home                          -  346,847            -         -   346,847
                                                           Bancshares, Inc.
  12,198      66,835       172,965          -     251,998  Huntington               93,437  511,956    1,324,912         - 1,930,305
                                                           Bancshares, Inc.
       -      21,265             -          -      21,265  KB Financial                  -  557,143            -         -   557,143
                                                           Group, Inc.,

                                      278
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



                                                           ADR*
  15,440           -             -          -      15,440  KeyCorp .               131,549        -            -         -   131,549
       -      39,516             -          -      39,516  Lloyds TSB                    -  304,273            -         -   304,273
                                                           Group plc, SP
                                                           ADR.
   2,409           -             -          -       2,409  M&T Bank Corp.          138,301        -            -         -   138,301
   8,105           -             -          -       8,105  Marshall &              110,552        -            -         -   110,552
                                                           Ilsley Corp.
  59,322           -             -          -      59,322  National City           107,373        -            -         -   107,373
                                                           Corp.
  11,127           -             -          -      11,127  PNC Financial                 -        -            -         -         0
                                                           Services
       -           -             -          -           -  Group,Inc.              545,223        -            -         -   545,223
  21,638      51,863       134,220          -     207,721  Regions                 172,238  412,829    1,068,391         - 1,653,458
                                                           Financial Corp.
       -      24,800             -          -      24,800  Royal Bank of                 -  379,192            -         -   379,192
                                                           Scotland Group
                                                           plc, SP ADR
  11,111      17,139        44,356          -      72,606  SunTrust Banks,         328,219  506,286    1,310,276         - 2,144,781
                                                           Inc.
       -      37,746        97,686          -     135,432  Umpqua Holdings               -  546,185    1,413,517         - 1,959,702
                                                           Corp.
  55,210           -             -          -      55,210  U.S. Bancorp .        1,380,802        -            -         - 1,380,802
  76,574           -             -          -      76,574  Wachovia Corp.          424,220        -            -         -   424,220
 117,629           -             -          -     117,629  Wells Fargo &         3,467,703        -            -         - 3,467,703
                                                           Co.
   3,843           -             -          -       3,843  Zions Bancorp .          94,192        -            -         -    94,192
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 8,812,432  7,029,394  8,056,485       -  23,898,311
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Commercial
Services &
Supplies (0.9%):
   3,309           -             -          -       3,309  Avery Dennison          108,304        -            -         -   108,304
                                                           Corp.
   4,085           -             -          -       4,085  Cintas Corp.             94,894        -            -         -    94,894
   3,931           -             -          -       3,931  Equifax, Inc.           104,250        -            -         -   104,250
   4,425           -             -          -       4,425  Monster                  53,498        -            -         -    53,498
                                                           Worldwide, Inc.*
       -      30,997             -          -      30,997  Navigant                      -   491,922           -         -   491,922
                                                           Consulting,
                                                           Inc.*
   6,443           -             -          -       6,443  Pitney Bowes,           164,168        -            -         -   164,168
                                                           Inc.
   7,312           -       106,779          -     114,091   R.R. Donnelley          99,297        -    1,450,059         - 1,549,356
                                                           & Sons Co.
  10,060           -             -          -      10,060  Republic
                                                           Services, Inc.,
                                                           Class A                 249,387        -            -         -   249,387

                                      279
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



   4,825           -             -          -       4,825  Robert Half             100,456        -            -         -   100,456
                                                           International,
                                                           Inc.
       -      41,260             -          -      41,260  R.R. Donnelley                -  560,311            -         -   560,311
                                                           & Sons Co.
   2,671           -             -          -       2,671  Stericycle,             139,106        -            -         -   139,106
                                                           Inc.*
  15,413           -             -          -      15,413  Waste                   510,787        -            -         -   510,787
                                                           Management, Inc.
                                                                                 ---------- -------- ------------ -------- ---------
                                                                                 ---------- -------- ------------ -------- ---------
                                                                                 1,624,147  1,052,233  1,450,059         - 4,126,439

                                                                                 ---------- -------- ------------ -------- ---------
                                                                                 ---------- -------- ------------ -------- ---------
Communications
Equipment (1.4%):
   3,068           -             -          -       3,068  Ciena Corp.*             20,556        -            -         -    20,556
 184,332           -             -          -     184,332  Cisco Systems,        3,004,612        -            -        -  3,004,612
                                                           Inc.*
  48,818           -             -          -      48,818  Corning, Inc.           465,235        -            -         -   465,235
   4,206           -             -          -       4,206  Harris Corp.            160,038        -            -         -   160,038
   7,412           -             -          -       7,412  JDS Uniphase             27,054        -            -         -    27,054
                                                           Corp.*
  16,558           -             -          -      16,558  Juniper                 289,931        -            -         -   289,931
                                                           Networks, Inc.*
  71,084           -             -          -      71,084  Motorola, Inc.          314,902        -            -         -   314,902
  52,104           -             -          -      52,104  QUALCOMM, Inc.        1,866,886        -            -        -  1,866,886
  14,273           -             -          -      14,273  Tellabs, Inc.*           58,805        -            -         -    58,805
                                                                                 ---------- -------- ------------ -------- ---------
                                                                                 ---------- -------- ------------ -------- ---------
                                                                                 6,208,019        -            -        -  6,208,019
                                                                                 ---------- -------- ------------ -------- ---------
                                                                                 ---------- -------- ------------ -------- ---------
Computers &
Peripherals (2.4%):
  27,983           -             -          -      27,983  Apple, Inc.*          2,388,349        -            -        -  2,388,349
  54,385           -             -          -      54,385  Dell, Inc.*             556,903        -            -         -   556,903
  64,157           -             -          -      64,157  EMC Corp.*              671,724        -            -         -   671,724
  77,101           -             -          -      77,101  Hewlett-Packard       2,797,995        -            -        -  2,797,995
                                                           Co.
  42,297           -             -          -      42,297  International         3,559,716        -            -        -  3,559,716
                                                           Business
                                                           Machines Corp.
   2,616           -             -          -       2,616  Lexmark                  70,370        -            -         -    70,370
                                                           International,
                                                           Inc.*
  10,307           -             -          -      10,307  NetApp, Inc.*           143,989        -            -         -   143,989
   4,589           -             -          -       4,589  QLogic Corp.*            61,676        -            -         -    61,676
   7,542           -             -          -       7,542  SanDisk Corp.*           72,403        -            -         -    72,403
                                                                                 ---------- -------- ------------ --------- --------

                                      280
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



                                                                                 ---------- -------- ------------ --------- --------
                                                                                 10,323,125       -            -       -  10,323,125

                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Construction &
Engineering (0.1%):
   4,470           -             -          -       4,470  Centex Corp.             47,561        -            -         -    47,561
   5,689           -             -          -       5,689  Fluor Corp.             255,266        -            -         -   255,266
   3,844           -             -          -       3,844  Jacobs                  184,896        -            -         -   184,896
                                                           Engineering
                                                           Group, Inc.*
   7,128           -             -          -       7,128  Pulte Homes,             77,909        -            -         -    77,909
                                                           Inc.
                                                                                 ---------- -------- ------------ -------- ---------
                                                                                 ---------- -------- ------------ -------- ---------
                                                                                   565,632        -            -         -   565,632
                                                                                 ---------- -------- ------------ -------- ---------
                                                                                 ---------- -------- ------------ -------- ---------
Construction
Materials (0.1%):
                                                                                 ---------- -------- ------------ -------- ---------
                                                                                 ---------- -------- ------------ -------- ---------
   3,451           -             -          -       3,451  Vulcan                  240,121        -            -         -   240,121
                                                           Materials Co.
                                                                                 ---------- -------- ------------ -------- ---------
                                                                                 ---------- -------- ------------ -------- ---------
Consumer Finance
(0.2%):
  36,463           -             -          -      36,463  American                676,389        -            -         -   676,389
                                                           Express Co.
  14,577           -             -          -      14,577  SLM Corp.*              129,735        -            -         -   129,735
                                                                                 ---------- -------- ------------ -------- ---------
                                                                                 ---------- -------- ------------ -------- ---------
                                                                                   806,124        -            -         -   806,124
                                                                                 ---------- -------- ------------ -------- ---------
                                                                                 ---------- -------- ------------ -------- ---------
Containers &
Packaging (0.3%):
   2,949           -             -          -       2,949  Ball Corp.              122,649        -            -         -   122,649
   3,322           -             -          -       3,322  Bemis Co., Inc.          78,665        -            -         -    78,665
   5,188           -             -          -       5,188  Owens-Illinois,         141,788        -            -         -   141,788
                                                           Inc.*
   4,088           -             -          -       4,088  Pactiv Corp.*           101,709        -            -         -   101,709
       -       7,186        18,598          -      25,784  Rock-Tenn Co.,                -  245,617      635,680         -   881,297
                                                           Class A
   5,265           -             -          -       5,265  Sealed Air               78,659        -            -         -    78,659
                                                           Corp.
                                                                                 ---------- -------- ------------ -------- ---------
                                                                                 ---------- -------- ------------ -------- ---------
                                                                                   523,470  245,617      635,680        -  1,404,767
                                                                                 ---------- -------- ------------ -------- ---------
                                                                                 ---------- -------- ------------ -------- ---------
Distributors
(0.0%):
                                                                                  ---------- -------- ------------ -------- --------
                                                                                  ---------- -------- ------------ -------- --------
    4,988           -             -          -       4,988  Genuine Parts           188,846        -            -        -   188,846
                                                            Co.

                                      281
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



                                                                                  ---------- -------- ------------ -------- --------
                                                                                  ---------- -------- ------------ --------- -------
Diversified
Consumer Services
(1.8%):
    3,340      10,123        26,197          -      39,660  Apollo Group,           255,911  775,624    2,007,214       -  3,038,749
                                                            Inc., Class A*
   10,620           -             -          -      10,620  H&R Block, Inc.         241,286        -            -        -   241,286
        -       7,439        19,254          -      26,693  ITT Educational               -  706,556    1,828,745       -  2,535,301
                                                            Services, Inc.*
        -       2,745         7,103          -       9,848  Strayer                       -  588,556    1,522,954       -  2,111,510
                                                            Education, Inc.
                                                                                  ---------- -------- ------------ ------- ---------
                                                                                  ---------- -------- ------------ ------- ---------
                                                                                    497,197  2,070,736  5,358,913       -  7,926,846
                                                                                  ---------- -------- ------------ ------- ---------
                                                                                  ---------- -------- ------------ ------- ---------
Diversified
Financial Services
(2.3%):
   7,004           -             -          -       7,004  American                 22,693        -            -         -    22,693
                                                           Capital, Ltd.
 152,522      44,817             -          -     197,339  Bank of America       2,147,510  631,023            -        -  2,778,533
                                                           Corp.
  12,295           -             -          -      12,295  Capital One             392,088        -            -         -   392,088
                                                           Financial Corp.
   8,897           -             -          -       8,897  CIT Group, Inc.          40,392        -            -         -    40,392
 171,454           -             -          -     171,454  Citigroup, Inc.       1,150,456        -            -        -  1,150,456
   2,104           -             -          -       2,104  CME Group, Inc.         437,863        -            -         -   437,863
  14,979           -             -          -      14,979  Discover                142,750        -            -         -   142,750
                                                           Financial
                                                           Services
   7,911           -             -          -       7,911  HCP, Inc.               219,689        -            -         -   219,689
       -      52,256             -          -      52,256  ING Groep NV,                 -  580,042            -         -   580,042
                                                           ADR
   2,260           -             -          -       2,260  Intercontinental        186,314        -            -         -   186,314
                                                           Exchange, Inc.*
 117,512           -             -          -     117,512  JP Morgan Chase       3,705,153        -            -        -  3,705,153
                                                           & Co.
   5,509           -             -          -       5,509  Leucadia                109,078        -            -         -   109,078
                                                           National Corp.*
   6,056           -             -          -       6,056  Moody's Corp.           121,665        -            -         -   121,665
   4,236           -             -          -       4,236  NASDAQ Stock            104,672        -            -         -   104,672
                                                           Market, Inc.*
   8,299           -             -          -       8,299  NYSE Euronext           227,227        -            -         -   227,227
                                                                                 ---------- -------- ------------ -------- ---------
                                                                                 ---------- -------- ------------ ------- ---------
                                                                                 9,007,550  1,211,065          -       -  10,218,615
                                                                                 ---------- -------- ------------ ------- ---------
                                                                                 ---------- -------- ------------ ------- ---------

                                      282
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



Diversified
Telecommunication
Services (2.5%):
 185,558           -             -          -     185,558  AT&T, Inc.            5,288,403        -            -        -  5,288,403
       -     335,219             -          -     335,219  BT Group plc.                 -  658,474            -         -   658,474

   3,338           -             -          -       3,338  CenturyTel, Inc.         91,228        -            -         -    91,228
       -      28,556             -          -      28,556  Deutsche                      -  436,907            -         -   436,907
                                                           Telekom AG, ADR
                                                           .
   4,442           -             -          -       4,442  Embarq Corp.            159,734        -            -         -   159,734
  11,103           -             -          -      11,103  Frontier                 97,040        -            -         -    97,040
                                                           Communications
                                                           Corp.
       -      17,529             -          -      17,529  Nippon                        -  476,613            -         -   476,613
                                                           Telegraph &
                                                           Telephone Corp.
                                                           ADR
  45,788           -             -          -      45,788  Qwest
                                                           Communications
                                                           International,          166,668        -            -         -   166,668
                                                           Inc.
       -      29,915             -          -      29,915  Telecom Italia                -  486,119            -         -   486,119
                                                           SPA, ADR
  89,424           -             -          -      89,424  Verizon               3,031,474        -            -        -  3,031,474
                                                           Communications,
                                                           Inc.
  13,702           -             -          -      13,702  Windstream Corp.        126,058        -            -         -   126,058
                                                                                 ---------- -------- ------------ ------- ---------
                                                                                 ---------- -------- ------------ ------- ---------
                                                                                 8,960,605  2,058,113          -       -  11,018,718
                                                                                 ---------- -------- ------------ ------- ---------
                                                                                 ---------- -------- ------------ ------- ---------
Electric Utilities
(2.0%):
   5,287           -             -          -       5,287  Allegheny               179,018        -            -         -   179,018
                                                           Energy, Inc.
  12,672           -             -          -      12,672  American                421,724        -            -         -   421,724
                                                           Electric Power
                                                           Co., Inc.
  39,768           -             -          -      39,768  Duke Energy             596,918        -            -         -   596,918
                                                           Corp.
  15,797           -             -          -      15,797  Dynegy, Inc.* .          31,594        -            -         -    31,594
  10,222           -             -          -      10,222  Edison                  328,330        -            -         -   328,330
                                                           International
   5,948           -             -          -       5,948  Entergy Corp.           494,457        -            -         -   494,457
  20,699           -             -          -      20,699  Exelon Corp.          1,151,071        -            -        -  1,151,071
   9,575           -             -          -       9,575  FirstEnergy             465,153        -            -         -   465,153
                                                           Corp.
  12,848           -             -          -      12,848  FPL Group, Inc.         646,640        -            -         -   646,640
       -      43,675             -          -      43,675  Korea Electric                -  507,067            -         -   507,067
                                                           Power Corp.,
                                                           ADR *
   6,739           -             -          -       6,739  Pepco Holdings,         119,685        -            -         -   119,685
                                                           Inc.

                                      283
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



   3,137      17,592        45,529          -      66,258  Pinnacle West           100,792  565,231    1,462,847        -  2,128,870
                                                           Capital Corp.
  11,771           -             -          -      11,771  PPL Corp.               361,252        -            -         -   361,252
   8,255           -             -          -       8,255  Progress                328,962        -            -         -   328,962
                                                           Energy, Inc.
  24,362           -             -          -      24,362  Southern Co.            901,394        -            -         -   901,394
   3,653           -             -          -       3,653  Wisconsin               153,353        -            -         -   153,353
                                                           Energy Corp.
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 6,280,343  1,072,298  1,462,847        -  8,815,488
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Electrical
Equipment (0.4%):
   5,416           -             -          -       5,416  Cooper                                                                  -
                                                           Industries,
                                                           Ltd.,
       -           -             -          -           -  Class A                 158,310        -            -         -   158,310
  24,125           -             -          -      24,125  Emerson                 883,216        -            -         -   883,216
                                                           Electric Co.
       -       8,882             -          -       8,882  Hitachi, Ltd.,                -  347,641            -         -   347,641
                                                           SP ADR
   4,417           -             -          -       4,417  Rockwell                142,404        -            -         -   142,404
                                                           International
                                                           Corp.
                                                                                 ---------- -------- ------------ -------- ---------
                                                                                 ---------- -------- ------------ -------- ---------
                                                                                 1,183,930  347,641            -        -  1,531,571
                                                                                 ---------- -------- ------------ -------- ---------
                                                                                 ---------- -------- ------------ -------- ---------
Electronic
Equipment &
Instruments (0.2%):
  10,941           -             -          -      10,941  Agilent                 171,008        -            -         -   171,008
                                                           Technologies,
                                                           Inc.*
   5,484           -             -          -       5,484  Amphenol Corp.,         131,506        -            -         -   131,506
                                                           Class A
   4,295           -             -          -       4,295  FLIR Systems,           131,770        -            -         -   131,770
                                                           Inc.*
   7,577           -             -          -       7,577  Jabil Circuit,           51,145        -            -         -    51,145
                                                           Inc.
   5,040           -             -          -       5,040  Molex, Inc.              73,030        -            -         -    73,030
  14,337           -             -          -      14,337  Tyco                    232,403        -            -         -   232,403
                                                           Electronics,
                                                           Ltd.
                                                                                 ---------- -------- ------------ -------- ---------
                                                                                 ---------- -------- ------------ -------- ---------
                                                                                   790,862        -            -         -   790,862

                                                                                 ---------- -------- ------------ -------- ---------
                                                                                 ---------- -------- ------------ -------- ---------
Energy Equipment &
Services (0.8%):
   9,648           -             -          -       9,648  Baker Hughes,           309,411        -            -         -   309,411
                                                           Inc.
   9,087           -             -          -       9,087  BJ Services Co.         106,045        -            -         -   106,045
   6,854           -             -          -       6,854  Cameron                 140,507        -            -         -   140,507
                                                           International
                                                           Corp.*

                                      284
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



   4,423           -             -          -       4,423  ENSCO                   125,569        -            -         -   125,569
                                                           International,
                                                           Inc.
   8,857           -             -          -       8,857  Nabors                  106,018        -            -         -   106,018
                                                           Industries,
                                                           Ltd.*
  13,094           -             -          -      13,094  National-Oilwell        320,017        -            -         -   320,017
                                                           Varco, Inc.*
   8,257           -             -          -       8,257  Noble Corp.             182,150        -            -         -   182,150
   4,051           -             -          -       4,051  Rowan Cos., Inc.         64,411        -            -         -    64,411
  37,644           -             -          -      37,644  Schlumberger,         1,593,471        -            -        -  1,593,471
                                                           Ltd.
   6,839           -             -          -       6,839  Smith                   156,545        -            -         -   156,545
                                                           International,
                                                           Inc.
  21,337           -             -          -      21,337  Weatherford             230,866        -            -         -   230,866
                                                           International,
                                                           Ltd.*
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------

                                                                                 3,335,010        -            -        -  3,335,010
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Food & Staples
Retailing (2.7%):
  13,572           -             -          -      13,572  Costco                  712,530        -            -       -   712,530
                                                           Wholesale Corp.
  45,191           -             -          -      45,191  CVS Caremark          1,298,789                     -       -  1,298,789
                                                           Corp.
  20,503           -             -          -      20,503  Kroger Co.              541,484        -            -       -   541,484
       -       2,426         6,280          -       8,706  Nash Finch Co.                -   108,903     281,909       -   390,812

  13,450           -             -          -      13,450  Safeway, Inc.           319,707        -            -       -   319,707
       -       4,397        11,379          -      15,776  Spartan Stores,               -    102,230    264,562       -   366,792
                                                           Inc.
    6,579           -             -          -       6,579  Supervalu, Inc.          96,053        -            -       -    96,053
   18,816           -             -          -      18,816  SYSCO Corp.             431,639                     -       -   431,639
   70,396      13,723        35,514          -     119,633  Wal-Mart              3,946,400  769,312    1,990,915      -  6,706,627
                                                            Stores, Inc.
   31,125           -             -          -      31,125  Walgreen Co.            767,854        -            -      -   767,854
    5,047           -             -          -       5,047  Whole Foods              47,644        -            -      -    47,644
                                                            Market, Inc.
                                                                                  ---------- -------- ------------ ------- ---------
                                                                                  ---------- -------- ------------ ------- ---------

                                                                                  8,162,100  980,445    2,537,386      -  11,679,931
                                                                                  ---------- -------- ------------ ------ ---------
                                                                                  ---------- -------- ------------ ------ ---------
Food Products
(1.5%):
   20,160           -             -          -      20,160  Archer-Daniels          581,213        -            -        -   581,213
                                                            Midland Co.
    6,439           -             -          -       6,439  Campbell Soup           193,234        -            -        -   193,234
                                                            Co.
   14,006           -             -          -      14,006  ConAgra Foods,          231,099        -            -        -   231,099
                                                            Inc.
    5,131           -             -          -       5,131  Dean Foods Co.*          92,204        -            -        -    92,204

                                      285
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



        -      18,517        47,920          -      66,437  Flowers Foods,                -   451,074   1,167,331       -  1,618,405
                                                            Inc.

  10,504           -             -          -      10,504  General Mills,          638,118        -            -         -   638,118
                                                           Inc.
   9,871           -             -          -       9,871  H.J. Heinz Co.          371,150        -            -         -   371,150
   5,189           -             -          -       5,189  Hershey Co.             180,266        -            -         -   180,266
   3,702           -             -          -       3,702  J.M. Smucker            160,519        -            -         -   160,519
                                                           Co. (The)
   7,906           -             -          -       7,906  Kellogg Co.             346,678        -            -         -   346,678
  46,224           -             -          -      46,224  Kraft Foods,          1,241,114        -            -        -  1,241,114
                                                           Inc.
   4,056           -             -          -       4,056  McCormick & Co.         129,224        -            -         -   129,224
  22,137           -             -          -      22,137  Sara Lee Corp.          216,721        -            -         -   216,721
       -       6,003        15,535          -      21,538  Treehouse                     -  163,522      423,174         -   586,696
                                                           Foods, Inc.*
  10,072           -             -          -      10,072  Tyson Foods,             88,231        -            -         -    88,231
                                                           Inc., Class A
                                                                                 ---------- -------- ------------ -------- ---------
                                                                                 ---------- -------- ------------ -------- ---------

                                                                                 4,469,771  614,596    1,590,505        -  6,674,872
                                                                                 ---------- -------- ------------ -------- ---------
                                                                                 ---------- -------- ------------ -------- ---------
Gas Utilities
(0.7%):
   4,084           -             -          -       4,084  Equitable               137,018        -            -         -   137,018
                                                           Resources, Inc.
       -      15,615             -          -      15,615  Laclede Group,                -  731,406            -         -   731,406
                                                           Inc. (The)
   1,621           -             -          -       1,621  NICOR, Inc.              56,314        -            -         -    56,314
   5,416           -             -          -       5,416  Noble Energy,           266,575        -            -         -   266,575
                                                           Inc.
       -      49,895             -          -      49,895  Piedmont                      - 1,580,175           -        -  1,580,175
                                                           Natural Gas
                                                           Co., Inc.
   5,424           -             -          -       5,424  Questar Corp.           177,311        -            -         -   177,311
                                                                                 ---------- -------- ------------ -------- ---------
                                                                                 ---------- -------- ------------ -------- ---------
                                                                                   637,218
                                                                                            2,311,581          -        -  2,948,799
                                                                                 ---------- -------- ------------ -------- ---------
                                                                                 ---------- -------- ------------ -------- ---------
Health Care
Equipment &
Supplies (1.6%):
   3,109           -             -          -       3,109  Bard (C.R.),            261,965        -            -         -   261,965
                                                           Inc.
  19,509           -             -          -      19,509  Baxter                1,045,487        -            -        -  1,045,487
                                                           International,
                                                           Inc.
   7,639           -             -          -       7,639  Becton                  522,431        -            -         -   522,431
                                                           Dickinson & Co.
  47,126           -             -          -      47,126  Boston                  364,755        -            -         -   364,755
                                                           Scientific
                                                           Corp.*
       -      11,059        28,619          -      39,678  CryoLife, Inc.*               -  107,383      277,890         -   385,273

  15,825           -             -          -      15,825  Covidien, Ltd.          573,498        -            -         -   573,498
   4,647           -             -          -       4,647  DENTSPLY                131,231        -            -         -   131,231
                                                           International,
                                                           Inc.

                                      286
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



       -       4,327        11,197          -      15,524  Greatbatch,                   -  114,493      296,273         -   410,766
                                                           Inc.*
   4,980           -             -          -       4,980  Hospira, Inc.*          133,564        -            -         -   133,564
   1,222           -             -          -       1,222  Intuitive               155,182        -            -         -   155,182
                                                           Surgical, Inc.*
  35,179           -             -          -      35,179  Medtronic, Inc.       1,105,324        -            -        -  1,105,324
       -      11,351        29,377          -      40,728  STERIS Corp.                  -   271,175     701,816         -   972,991

  10,802           -             -          -      10,802  St. Jude                356,034        -            -         -   356,034
                                                           Medical, Inc.*
   7,598           -             -          -       7,598  Stryker Corp.           303,540        -            -         -   303,540
   3,878           -             -          -       3,878  Varian Medical          135,885        -            -         -   135,885
                                                           Systems, Inc.*
   7,042           -             -          -       7,042  Zimmer                  284,638        -            -         -   284,638
                                                           Holdings, Inc.*
                                                                                 ---------- -------- ------------ -------- ---------
                                                                                 ---------- -------- ------------ -------- ---------

                                                                                 5,373,534  493,051    1,275,979        -  7,142,564
                                                                                 ---------- -------- ------------ -------- ---------
                                                                                 ---------- -------- ------------ -------- ---------
Health Care
Providers &
Services (1.2%):
  14,480           -             -          -      14,480  Aetna, Inc.             412,680        -            -         -   412,680
   4,885           -             -          -       4,885  Amerisource             174,199        -            -         -   174,199
                                                           Bergen Corp.
  11,290           -             -          -      11,290  Cardinal                389,166        -            -         -   389,166
                                                           Health, Inc.
   8,583           -             -          -       8,583  CIGNA Corp.             144,624        -            -         -   144,624
   5,330           -             -          -       5,330  Coventry Health          79,310        -            -         -    79,310
                                                           Care, Inc.*
   3,244           -             -          -       3,244  DaVita, Inc.*           160,805        -            -         -   160,805
   7,773           -             -          -       7,773  Express                 427,360        -            -         -   427,360
                                                           Scripts, Inc.*
       -      18,875             -          -      18,875  Gentiva Health                -  552,283            -         -   552,283
                                                           Services, Inc.*
   5,282           -             -          -       5,282  Humana, Inc.*           196,913        -            -         -   196,913
   3,382           -             -          -       3,382  Laboratory                    -        -            -         -         -
                                                           Corp. of America
       -           -             -          -           -  Holdings*               217,835        -            -         -   217,835
   8,658           -             -          -       8,658  McKesson HBOC,          335,324        -            -         -   335,324
                                                           Inc.
   3,269           -             -          -       3,269  Patterson                61,294        -            -         -    61,294
                                                           Companies, Inc.*
   4,966           -             -          -       4,966  Quest                   257,785        -            -         -   257,785
                                                           Diagnostics,
                                                           Inc.

                                      287
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



   9,154           -             -          -       9,154  Tenet                    10,527        -            -        -    10,527
                                                           Healthcare
                                                           Corp.*
  37,995           -             -          -      37,995  UnitedHealth          1,010,667        -            -       -  1,010,667
                                                           Group, Inc.
  16,004           -             -          -      16,004  WellPoint,              674,248        -            -        -   674,248
                                                           Inc.*
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------

                                                                                 4,552,737  552,283             -       -  5,105,020
                                                                                 ---------- -------- ------------ --------- -------
                                                                                 ---------- -------- ------------ --------- -------
Health Care
Technology (0.1%):
       -       3,701         9,581          -      13,282  Computer                      -   99,187     256,771         -   355,958
                                                           Programs &
                                                           Systems, Inc.
   6,060           -             -          -       6,060  IMS Health, Inc.         91,870        -            -         -    91,870
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Hotels,                                                                             91,870   99,187      256,771         -   447,828
Restaurants &
Leisure (1.9%):
                                                                                 ---------- -------- ------------ -------- ---------
                                                                                 ---------- -------- ------------ -------- ---------

  13,712           -             -          -      13,712  Carnival Corp.          333,476        -            -         -   333,476
   4,325           -             -          -       4,325  Darden                  121,878        -            -         -   121,878
                                                           Restaurants,
                                                           Inc.
       -     257,463             -          -     257,463  Ladbrokes plc                 -  688,399            -         -   688,399

   9,170           -             -          -       9,170  Marriott                      -        -            -         -         -
                                                           International,
                                                           Inc.,
       -           -             -          -           -  Class A                 178,356        -            -         -   178,356
  35,083      13,437        34,771          -      83,291  McDonald's            2,181,812   835,647  2,162,408         -  5,179,867
                                                           Corp.

       -       5,635        14,583          -      20,218  Panera Bread                  -  294,372      761,816        -  1,056,188
                                                           Co., Class A*
  23,035           -             -          -      23,035  Starbucks Corp.*        217,911        -            -         -   217,911
   5,689           -             -          -       5,689  Starwood Hotels               -        -            -         -         -
                                                           & Resorts
       -           -             -          -           -  Worldwide, Inc.         101,833        -            -         -   101,833
   5,532           -             -          -       5,532  Wyndham                  36,235        -            -         -    36,235
                                                           Worldwide Corp.
   2,053           -             -          -       2,053  Wynn Resorts,            86,760        -            -         -    86,760
                                                           Ltd.*
  14,528           -             -          -      14,528  Yum! Brands,            457,632        -            -         -   457,632
                                                           Inc.
                                                                                 ---------- -------- ------------ -------- ---------
                                                                                 ---------- -------- ------------ -------- ---------

                                                                                 3,715,893  1,818,418  2,924,224        -  8,458,535
                                                                                 ---------- -------- ------------ -------- ---------
                                                                                 ---------- -------- ------------ -------- ---------
Household Durables
(0.3%):
   2,002           -             -          -       2,002  Black & Decker           83,704        -            -         -    83,704
                                                           Corp.
   9,857           -             -          -       9,857  D. R. Horton,            69,689        -            -         -    69,689
                                                           Inc.

                                      288
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



   4,691           -             -          -       4,691  Fortune Brands,         193,644        -            -         -   193,644
                                                           Inc.
   1,832           -             -          -       1,832  Harman                   30,649        -            -         -    30,649
                                                           International
                                                           Industries, Inc.
   2,349           -             -          -       2,349  KB Home                  31,993        -            -         -    31,993
   5,210           -             -          -       5,210  Leggett &                79,140        -            -         -    79,140
                                                           Platt, Inc.
   4,396           -             -          -       4,396  Lennar Corp.             38,113                     -         -    38,113
   9,884           -             -          -       9,884  Newell                   96,666        -            -         -    96,666
                                                           Rubbermaid, Inc.
   1,916           -             -          -       1,916  Snap-On, Inc.            75,452        -            -         -    75,452
       -      20,408             -          -      20,408  Sony Corp., SP                -  446,323            -         -   446,323
                                                           ADR
   2,627           -             -          -       2,627  Stanley Works            89,581        -            -         -    89,581
                                                           (The)
   2,285           -             -          -       2,285  Whirlpool Corp.          94,485        -            -         -    94,485
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
                                                                                   883,116  446,323           -        -   1,329,439

                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Household Products
(1.8%):
  4,347           -             -          -       4,347  Clorox Co.              241,520        -            -         -   241,520
                                                          (The) .
 15,878           -             -          -      15,878  Colgate-Palmolive     1,088,278        -            -         -  1,088,278
                                                          Co.
 13,008           -             -          -      13,008  Kimberly-Clark          686,042        -            -         -   686,042
                                                          Corp.
 94,015           -             -          -      94,015  Procter &             5,812,007        -            -         -  5,812,007
                                                          Gamble Co.
                                                                                ---------- -------- ------------ --------- ---------
                                                                                ---------- -------- ------------ --------- ---------

                                                                                7,827,847        -            -         -  7,827,847
                                                                                ---------- -------- ------------ --------- ---------
                                                                                ---------- -------- ------------ --------- ---------
Independent Power
Producers & Energy
Traders (0.1%):
  21,037           -             -          -      21,037  AES Corp.               173,345        -            -         -   173,345
                                                           (The)*
   5,571           -             -          -       5,571  Constellation           139,776        -            -         -   139,776
                                                           Energy Group,
                                                           Inc.
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
                                                                                   313,121        -            -         -   313,121

                                                                                ---------- -------- ------------ --------- ---------
                                                                                ---------- -------- ------------ --------- ---------
Industrial
Conglomerates
(2.3%):
  21,804           -             -          -      21,804  3M Co.                1,254,602        -            -        -  1,254,602
       -     972,000             -          -     972,000  Citic Pacific,                -  1,059,134          -        -  1,059,134
                                                           Ltd.

 330,725      42,713             -          -     373,438  General               5,357,745  691,951            -        -  6,049,696
                                                           Electric Co.

                                      289
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



   7,498      33,311        86,205          -     127,014  Textron, Inc.           103,997  462,023    1,195,663        -  1,761,683

  14,838           -             -          -      14,838  Tyco                    320,501        -            -         -   320,501
                                                           International,
                           Ltd.
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------

                                                                                 7,036,845  2,213,108  1,195,663       -  10,445,616
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ -------- ---------
Insurance (1.8%):
       -      89,420             -          -      89,420  AEGON NV                      -  540,991            -         -   540,991

  14,654           -             -          -      14,654  AFLAC, Inc.             671,739        -            -         -   671,739
  16,842           -             -          -      16,842  Allstate Corp.          551,744        -            -         -   551,744
                                                           (The)
  77,510           -             -          -      77,510  American                121,691        -            -         -   121,691
                                                           International
                                                           Group, Inc.
   8,470           -             -          -       8,470  Aon Corp.               386,910        -            -         -   386,910
   3,662           -             -          -       3,662  Assurant, Inc.          109,860        -            -         -   109,860
       -      23,803             -          -      23,803  Axa, ADR                      -  534,853            -         -   534,853

  11,179           -             -          -      11,179  Chubb Corp.             570,129        -            -         -   570,129
                                                           (The)
   5,072           -             -          -       5,072  Cincinnati              147,443        -            -         -   147,443
                                                           Financial Corp.
  15,582           -             -          -      15,582  Genworth                 44,097        -            -         -    44,097
                                                           Financial, Inc.
   9,414           -             -          -       9,414  Hartford                      -        -            -         -         -
                                                           Financial
                                                           Services
       -           -             -          -           -  Group, Inc.             154,578        -            -         -   154,578
   7,992           -             -          -       7,992  Lincoln                 150,569        -            -         -   150,569
                                                           National Corp.
  11,356           -             -          -      11,356  Loews Corp.             320,807        -            -         -   320,807
  16,139           -             -          -      16,139  Marsh &                 391,693        -            -         -   391,693
                                                           McLennan Cos.,
                                                           Inc.
   6,343           -             -          -       6,343  MBIA, Inc.*              25,816        -            -         -    25,816
  24,959           -             -          -      24,959  MetLife, Inc.           870,071        -            -         -   870,071
   8,111           -             -          -       8,111  Principal               183,065        -            -         -   183,065
                                                           Financial
                                                           Group, Inc.
  21,194           -             -          -      21,194  Progressive             313,883        -            -         -   313,883
                                                           Corp. (The)
  13,312           -             -          -      13,312  Prudential              402,821        -            -         -   402,821
                                                           Financial, Inc.
   2,650           -             -          -       2,650  Torchmark Corp.         118,455        -            -         -   118,455
  18,383           -             -          -      18,383  Travelers Cos.,         830,912        -            -         -   830,912
                                                           Inc. (The)

  10,361           -             -          -      10,361  UnumProvident           192,715        -            -         -   192,715
                                                           Corp.
  10,304           -             -          -      10,304  XL Capital,              38,125        -            -         -    38,125
                                                           Ltd., Class A
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------

                                                                                 6,597,123  1,075,844          -        -  7,672,967
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------

                                      290
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



Internet & Catalog
Retail (0.1%):
  10,106           -             -          -      10,106  Amazon.com,             518,236        -            -         -   518,236
                                                           Inc.*
   7,512           -             -          -       7,512  Expedia, Inc.*           61,899        -            -         -    61,899
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
                                                                                   580,135        -            -         -   580,135

                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Internet Software
& Services (0.8%):
   5,636           -             -          -       5,636  Akamai                   85,047        -            -         -    85,047
                                                           Technologies,
                                                           Inc.*
  33,696           -             -          -      33,696  eBay, Inc.*             470,396        -            -         -   470,396
   7,530           -             -          -       7,530  Google, Inc.,         2,316,604        -            -        -  2,316,604
                                                           Class A*
   6,047           -             -          -       6,047  VeriSign, Inc.*         115,377        -            -         -   115,377
  43,604           -             -          -      43,604  Yahoo!, Inc.*           531,969        -            -         -   531,969
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 3,519,393        -            -        -  3,519,393

                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
IT Services (1.1%):
   3,045           -             -          -       3,045  Affiliated
                                                           Computer
                                                           Services,
                                                           Inc., Class A*          139,918        -            -         -   139,918
  15,965           -             -          -      15,965  Automatic Data          628,063        -            -         -   628,063
                                                           Processing, Inc.
   9,102           -             -          -       9,102  Cognizant
                                                           Technology
                                                           Solutions
                                                           Corp., Class A*         164,382        -            -         -   164,382
   4,735           -             -          -       4,735  Computer                166,388        -            -         -   166,388
                                                           Sciences Corp.*
   4,122           -             -          -       4,122  Convergys                26,422        -            -         -    26,422
                                                           Corp.*
   1,682           -             -          -       1,682  Dun &                   129,850        -            -         -   129,850
                                                           Bradstreet Corp.
   5,907           -             -          -       5,907  Fidelity
                                                           National
                                                           Information
                                                           Services, Inc.           96,107        -            -         -    96,107
   5,010           -             -          -       5,010  Fiserv, Inc.*           182,214        -            -         -   182,214
       -     686,242             -          -     686,242  LogicaCMG plc .               -  685,204            -         -   685,204

       -      18,376        10,672          -      29,048  ManTech                       -  995,796      578,316        -  1,574,112
                                                           International
                                                           Corp., Class A *

                                      291
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



   2,270           -             -          -       2,270  MasterCard,             324,451        -            -         -   324,451
                                                           Inc., Class A
  10,066           -             -          -      10,066  Paychex, Inc.           264,534        -            -         -   264,534
   7,019           -             -          -       7,019  Total System             98,266        -            -         -    98,266
                                                           Services, Inc.
  22,450           -             -          -      22,450  Western Union           321,933        -            -         -   321,933
                                                           Co.
                                                                                 ---------- -------- ------------ --------- -------
                                                                                 ---------- -------- ------------ --------- -------

                                                                                 2,542,528  1,681,000    578,316        -  4,801,844
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Leisure Equipment
& Products (0.1%):
    9,628           -             -          -       9,628  Eastman Kodak            63,352        -            -        -    63,352
                                                            Co.
    3,860           -             -          -       3,860  Hasbro, Inc.            112,596        -            -        -   112,596
   11,213           -             -          -      11,213  Mattel, Inc.            179,408        -            -        -   179,408
                                                                                  ---------- -------- ------------ --------- -------
                                                                                  ---------- -------- ------------ --------- -------
                                                                                    355,356        -            -        -   355,356

                                                                                  ---------- -------- ------------ --------- -------
                                                                                  ---------- -------- ------------ --------- -------
Life Sciences
Tools & Services
(0.3%):
   5,382           -             -          -       5,382  Life                    125,455        -            -         -   125,455
                                                           Technologies
                                                           Corp.*
       -      26,630             -          -      26,630  Luminex Corp.*                -  568,817            -         -   568,817

   1,970           -             -          -       1,970  Millipore Corp.*        101,494        -            -         -   101,494
   4,237           -             -          -       4,237  PerkinElmer,             58,937        -            -         -    58,937
                                                           Inc.
  13,199           -             -          -      13,199  Thermo Fisher           449,690        -            -         -   449,690
                                                           Scientific, Inc.
   3,062           -             -          -       3,062  Waters Corp.*           112,222        -            -         -   112,222
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------

                                                                                   847,798  568,817            -        -  1,416,615
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Machinery (1.5%):
       -      37,046        95,872          -     132,918  Briggs &                      -  651,639    1,686,388        -  2,338,027
                                                           Stratton Corp.
  18,971           -             -          -      18,971  Caterpillar,            847,435        -            -         -   847,435
                                                           Inc.
   6,294           -             -          -       6,294  Cummins, Inc.           168,239        -            -         -   168,239
   8,031           -             -          -       8,031  Danaher Corp.           454,635        -            -         -   454,635
  13,417           -             -          -      13,417  Deere & Co.             514,139        -            -         -   514,139
   5,819           -             -          -       5,819  Dover Corp.             191,561        -            -         -   191,561
   5,169           -             -          -       5,169  Eaton Corp.             256,951        -            -         -   256,951
   1,757           -             -          -       1,757  Flowserve Corp.          90,486        -            -         -    90,486

                                      292
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



  12,361           -             -          -      12,361  Illinois Tool           433,253        -            -         -   433,253
                                                           Works, Inc.
   9,969           -             -          -       9,969  Ingersoll Rand          172,962        -            -         -   172,962
                                                           Co., Class A .
   5,692           -             -          -       5,692  ITT Industries,         261,775        -            -         -   261,775
                                                           Inc.
   4,067           -             -          -       4,067  Manitowoc Co.            35,220        -            -         -    35,220
  11,379           -             -          -      11,379  PACCAR, Inc.            325,439        -            -         -   325,439
   3,672           -             -          -       3,672  Pall Corp.              104,395        -            -         -   104,395
   5,046           -             -          -       5,046  Parker Hannifin         214,657        -            -         -   214,657
                                                           Corp.
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------

                                                                                 4,071,147  651,639    1,686,388        -  6,409,174
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Media (2.1%):
  21,261           -             -          -      21,261  CBS Corp.               174,128        -            -         -   174,128
  90,625           -             -          -      90,625  Comcast Corp.,        1,529,750        -            -        -  1,529,750
                                                           Class A
  17,147           -             -          -      17,147  DIRECTV Group,          392,838        -            -         -   392,838
                                                           Inc. (The)*
   8,173           -             -          -       8,173  Gannett Co.,             65,384        -            -         -    65,384
                                                           Inc.
  17,065           -             -          -      17,065  Interpublic              67,577        -            -         -    67,577
                                                           Group of Cos.,
                                                           Inc. (The)*
       -   1,410,014             -          -              ITV plc                       -  808,241            -         -   808,241
                                                1,410,014
   9,852           -             -          -       9,852  McGraw-Hill             228,468        -            -         -   228,468
                                                           Cos., Inc.
                                                           (The)
   1,227           -             -          -       1,227  Meredith Corp.           20,540        -            -         -    20,540
   3,936      71,535       185,133          -     260,604  New York Times           28,851  524,351    1,357,025        -  1,910,227
                                                           Co., Class A
  72,298           -             -          -      72,298  News Corp.              657,189        -            -         -   657,189
   9,743           -             -          -       9,743  Omnicom Group,          262,282        -            -         -   262,282
                                                           Inc.
   3,224           -             -          -       3,224  Scripps                       -        -            -         -         -
                                                           Networks
                                                           Interactive,
       -           -             -          -           -  Class A                  70,928        -            -         -    70,928
 112,866           -             -          -     112,866  Time Warner,          1,135,432        -            -        -  1,135,432
                                                           Inc.
  19,256           -             -          -      19,256  Viacom, Inc.,           367,019        -            -         -   367,019
                                                           Class B*
  58,244           -             -          -      58,244  Walt Disney Co.       1,321,556        -            -        -  1,321,556
                                                           (The)
     200           -             -          -         200  Washington Post               -        -            -         -         -
                                                           Co. (The),

                                      293
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



                                                           Class B                  78,050        -            -         -    78,050
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------

                                                                                 6,399,992  1,332,592  1,357,025        -  9,089,609
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Metals & Mining
(1.4%):
   3,496           -             -          -       3,496  AK Steel                 32,582        -            -         -    32,582
                                                           Holding Corp.
  25,092      65,984             -          -      91,076  Alcoa, Inc.             282,536  742,980            -        -  1,025,516

   3,211           -             -          -       3,211  Allegheny                81,977        -            -         -    81,977
                                                           Technologies,
                                                           Inc.
       -      16,284                               16,284  ArcelorMittal,                -  400,424            -         -   400,424
                                                           Class A
       -      26,019        15,111          -      41,130  Compass                      -  1,526,274    886,411         -  2,412,685
                                                           Minerals
                                                           International,
                                                           Inc.
  11,843           -             -          -      11,843  Freeport-McMoRan
                                                           Copper &
                                                           Gold, Inc.,             289,443        -            -         -   289,443
                                                           Class A
  14,277           -             -          -      14,277  Newmont Mining          581,074        -            -         -   581,074
                                                           Corp.
   9,861           -             -          -       9,861  Nucor Corp.             455,578        -            -         -   455,578
       -       6,988             -          -       6,988  POSCO, ADR                    -  525,847            -         -   525,847

   2,879           -             -          -       2,879  Titanium Metals          25,364        -            -         -    25,364
                                                           Corp.
   3,629           -             -          -       3,629  United States           134,999        -            -         -   134,999
                                                           Steel Corp.
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------

                                                                                 1,883,553  3,195,525    886,411        -  5,965,489
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Multi-Utilities
(1.8%):
   6,622           -             -          -       6,622  Ameren Corp.            220,248        -            -         -   220,248
  10,740           -             -          -      10,740  Centerpoint             135,539        -            -         -   135,539
                                                           Energy, Inc.
   7,548           -             -          -       7,548  CMS Energy               76,235        -            -         -    76,235
                                                           Corp.
   8,586           -             -          -       8,586  Consolidated            334,253        -            -         -   334,253
                                                           Edison, Inc.
  18,274           -             -          -      18,274  Dominion                654,940        -            -         -   654,940
                                                           Resources, Inc.
   5,100           -             -          -       5,100  DTE Energy Co.          181,917        -            -         -   181,917
   2,378           -             -          -       2,378  Integrys Energy         102,206        -            -         -   102,206
                                                           Group, Inc.
   8,525      43,841       113,458          -     165,824  NiSource, Inc.           93,519  480,936    1,244,634        -  1,819,089


                                      294
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



  11,337           -             -          -      11,337  PG&E Corp.              438,855        -            -         -   438,855
  15,896           -             -          -      15,896  Public Service          463,686        -            -         -   463,686
                                                           Enterprise
                                                           Group, Inc.
   3,643      15,277        39,534          -      58,454  SCANA Corp.             129,691  543,861    1,407,411        -  2,080,963

   7,644           -             -          -       7,644  Sempra Energy           325,864        -            -         -   325,864
   7,093           -             -          -       7,093  TECO Energy,             87,599        -            -         -    87,599
                                                           Inc.
       -      16,076             -          -      16,076  Veolia                        -  509,770            -         -   509,770
                                                           Environnement,
                                                           ADR
  14,076           -             -          -      14,076  Xcel Energy,            261,110        -            -         -   261,110
                                                           Inc.
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------

                                                                                 3,505,662  1,534,567  2,652,045        -  7,692,274
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Multiline Retail
(1.6%):
   2,558           -             -          -       2,558  Big Lots, Inc.*          37,065        -            -         -    37,065
       -      17,872        46,250          -      64,122  Dollar Tree,                  -  747,050    1,933,250        -  2,680,300
                                                           Inc.*
   4,352      26,929        69,690          -     100,971  Family Dollar           113,457  702,039    1,816,818        -  2,632,314
                                                           Stores, Inc.
   6,933           -             -          -       6,933  J.C. Penney             136,580        -            -         -   136,580
                                                           Co., Inc.
   9,562           -             -          -       9,562  Kohl's Corp.*           346,144        -            -         -   346,144
  13,116           -             -          -      13,116  Macy's, Inc.            135,751        -            -         -   135,751
   5,704           -             -          -       5,704  Nordstrom, Inc.          75,920        -            -         -    75,920
   1,857           -             -          -       1,857  Sears Holdings           72,182        -            -         -    72,182
                                                           Corp.*
  23,673           -             -          -      23,673  Target Corp.            817,429        -            -         -   817,429
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------

                                                                                 1,734,528  1,449,089  3,750,068        -  6,933,685
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Office Electronics
(0.0%):
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
  27,104           -             -          -      27,104  Xerox Corp.             216,019        -            -         -   216,019

                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Oil, Gas &
Consumable Fuels
(7.1%):
  14,426           -             -          -      14,426  Anadarko                556,122        -            -         -   556,122
                                                           Petroleum Corp.
  10,523           -             -          -      10,523  Apache Corp.            784,279        -            -         -   784,279
   3,444           -             -          -       3,444  Cabot Oil & Gas               -        -            -         -         -
                                                           Corp.,
       -           -             -          -           -  Class A                  89,544        -            -         -    89,544

                                      295
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



  16,956           -             -          -      16,956  Chesapeake              274,179        -            -         -   274,179
                                                           Energy Corp.
  63,974           -             -          -      63,974  ChevronTexaco         4,732,157        -            -        -  4,732,157
                                                           Corp.
       -       7,414             -          -       7,414  Clayton                       -  336,892            -         -   336,892
                                                           Williams
                                                           Energy, Inc.*
  46,929           -             -          -      46,929  ConocoPhillips        2,430,922        -            -        -  2,430,922
   5,664           -             -          -       5,664  Consol Energy,          161,877        -            -         -   161,877
                                                           Inc.
  13,896           -             -          -      13,896  Devon Energy            913,106        -            -         -   913,106
                                                           Corp.
  21,920           -             -          -      21,920  El Paso Corp.           171,634        -            -         -   171,634
   7,842           -             -          -       7,842  EOG Resources,          522,120        -            -         -   522,120
                                                           Inc.
 160,189           -             -          -     160,189  Exxon Mobil           12,787,888       -            -       -  12,787,888
                                                           Corp.
       -      23,510             -          -      23,510  Goodrich                      -   704,124           -         -   704,124
                                                           Petroleum Corp.*
  28,080           -             -          -      28,080  Halliburton Co.         510,494        -            -         -   510,494
   8,911           -             -          -       8,911  Hess Corp.              477,986        -            -         -   477,986
  22,176           -             -          -      22,176  Marathon Oil            606,735        -            -         -   606,735
                                                           Corp.
   2,655           -             -          -       2,655  Massey Energy            36,613        -            -         -    36,613
                                                           Co.
   5,971           -             -          -       5,971  Murphy Oil Corp.        264,814        -            -         -   264,814
  25,486           -             -          -      25,486  Occidental            1,528,905        -            -        -  1,528,905
                                                           Petroleum Corp.
   8,344           -             -          -       8,344  Peabody Energy          189,826        -            -         -   189,826
                                                           Corp.
       -      17,477             -          -      17,477  Petro-Canada                  -  382,572            -         -   382,572

   4,215           -             -          -       4,215  Pioneer Natural          68,199        -            -         -    68,199
                                                           Resources Co.
   4,856           -             -          -       4,856  Range Resources         166,998        -            -         -   166,998
                                                           Corp.
       -      21,279             -          -      21,279  Repsol YPF SA,                -  457,711            -         -   457,711
                                                           ADR
  10,772           -             -          -      10,772  Southwestern            312,065        -            -         -   312,065
                                                           Energy Co.*
  19,167           -             -          -      19,167  Spectra Energy          301,689        -            -         -   301,689
                                                           Corp.
   3,653           -             -          -       3,653  Sunoco, Inc.            158,759        -            -         -   158,759
   4,973           -             -          -       4,973  Tesoro                   65,494        -            -         -    65,494
                                                           Petroleum Corp.
  16,195           -             -          -      16,195  Valero Energy           350,460        -            -         -   350,460
                                                           Corp.
  18,140           -             -          -      18,140  Williams Cos.,          262,667        -            -         -   262,667
                                                           Inc. (The)
  18,132           -             -          -      18,132  XTO Energy,             639,516        -            -         -   639,516
                                                           Inc.
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------

                                                                                 29,365,048 1,881,299          -       -  31,246,347
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------

                                      296
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



Paper & Forest
Products (0.5%):
  13,361           -             -          -      13,361  International           157,660        -            -         -   157,660
                                                           Paper Co.
   6,113      44,672       115,608          -     166,393  MeadWestvaco             68,404  499,880    1,293,654        -  1,861,938
                                                           Corp.
   6,615           -             -          -       6,615  Weyerhaeuser            202,485        -            -         -   202,485
                                                           Co.
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
                                                                                   428,549  499,880    1,293,654        -  2,222,083

                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Personal Products
(0.1%):
  13,374           -             -          -      13,374  Avon Products,          321,377        -            -         -   321,377
                                                           Inc.
   3,609           -             -          -       3,609  Estee Lauder
                                                           Co., Inc. (The),
                                                           Class A                 111,735        -            -         -   111,735
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
                                                                                   433,112        -            -         -   433,112

                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Pharmaceuticals
(4.9%):
  48,844           -             -          -      48,844  Abbott                2,606,804        -            -        -  2,606,804
                                                           Laboratories
   9,654           -             -          -       9,654  Allergan, Inc.          389,249        -            -         -   389,249
  62,295           -             -          -      62,295  Bristol-Myers         1,448,359        -            -        -  1,448,359
                                                           Squibb Co.
  31,480           -             -          -      31,480  Eli Lilly & Co.       1,267,700        -            -        -  1,267,700
   9,444           -             -          -       9,444  Forest                  240,539        -            -         -   240,539
                                                           Laboratories,
                                                           Inc.*
  87,364           -             -          -      87,364  Johnson &             5,226,988        -            -        -  5,226,988
                                                           Johnson Co.
   8,216           -             -          -       8,216  King                     87,254        -            -         -    87,254
                                                           Pharmaceuticals,
                                                           Inc.*
  15,657           -             -          -      15,657  Medco Health            656,185        -            -         -   656,185
                                                           Solutions, Inc.*
  66,546           -             -          -      66,546  Merck & Co.,          2,022,998        -            -        -  2,022,998
                                                           Inc.
   9,470           -             -          -       9,470  Mylan, Inc.*             93,658        -            -         -    93,658
 212,300      43,032             -          -     255,332  Pfizer, Inc.          3,759,833  762,097            -        -  4,521,930

  51,126           -             -          -      51,126  Schering Plough         870,676        -            -         -   870,676
                                                           Corp.
       -      50,168             -          -      50,168  ViroPharma,                   -  653,187            -         -   653,187
                                                           Inc.*
   3,487           -             -          -       3,487  Watson                   92,650        -            -         -    92,650
                                                           Pharmaceuticals,
                                                           Inc.*

                                      297
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



  41,902           -             -          -      41,902  Wyeth                 1,571,744        -            -        -  1,571,744
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------

                                                                                 20,334,637 1,415,284          -       -  21,749,921
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Real Estate
Investment Trusts
(REITs) (0.5%):
   3,913           -             -          -       3,913  Apartment
                                                           Investment &
       -           -             -          -           -  Management Co.,          45,195        -            -         -    45,195
                                                           Class A
   2,408           -             -          -       2,408  Avalonbay               145,877        -            -         -   145,877
                                                           Communities,
                                                           Inc.
   3,782           -             -          -       3,782  Boston                  208,010        -            -         -   208,010
                                                           Properties, Inc.
   4,093           -             -          -       4,093  Developers               19,974        -            -         -    19,974
                                                           Diversified
                                                           Realty Corp.
   8,524           -             -          -       8,524  Equity                  254,186        -            -         -   254,186
                                                           Residential
                                                           Property Trust
  16,285           -             -          -      16,285  Host Hotels &           123,277        -            -         -   123,277
                                                           Resorts, Inc.
   7,144           -             -          -       7,144  Kimco Realty            130,592        -            -         -   130,592
                                                           Corp.
   5,217           -             -          -       5,217  Plum Creek              181,239        -            -         -   181,239
                                                           Timber Co., Inc.
   8,857           -             -          -       8,857  ProLogis Trust          123,024        -            -         -   123,024
   3,932           -             -          -       3,932  Public Storage,         312,594        -            -         -   312,594
                                                           Inc.
   7,088           -             -          -       7,088  Simon Property          376,585        -            -         -   376,585
                                                           Group, Inc.
   4,306           -             -          -       4,306  Vornado Realty          259,867        -            -         -   259,867
                                                           Trust
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------

                                                                                 2,180,420        -            -        -  2,180,420
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Real Estate
Management &
Development (0.5%):
   7,517           -             -          -       7,517  CB Richard               32,473        -            -         -    32,473
                                                           Ellis Group,
                                                           Inc.*
       -     942,000             -          -     942,000  New World                     -  962,411            -         -   962,411
                                                           Developments
                                                           Co., Ltd.

                                      298
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



       -     987,000             -          -     987,000  Sino Land Co.,                -  1,031,591          -        -  1,031,591
                                                           Ltd.
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
                                                                                    32,473  1,994,002          -        -  2,026,475

                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Road & Rail (0.6%):
   8,825           -             -          -       8,825  Burlington              668,141        -            -         -   668,141
                                                           Northern Santa
                                                           Fe Corp.
  12,385           -             -          -      12,385  CSX Corp.               402,141        -            -         -   402,141
  11,635           -             -          -      11,635  Norfolk                 547,427        -            -         -   547,427
                                                           Southern Corp.
   1,990           -             -          -       1,990  Ryder System,            77,172        -            -         -    77,172
                                                           Inc.
  15,924           -             -          -      15,924  Union Pacific           761,167        -            -         -   761,167
                                                           Corp.
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 2,456,048        -            -         - 2,456,048

                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Semiconductors &
Semiconductor
Equipment (1.2%):
  18,944           -             -          -      18,944  Advanced Micro           40,919        -            -         -    40,919
                                                           Devices, Inc.*
   9,293           -             -          -       9,293  Altera Corp.            155,286        -            -         -   155,286
   9,106           -             -          -       9,106  Analog Devices,         173,196        -            -         -   173,196
                                                           Inc.
  42,136           -             -          -      42,136  Applied                 426,838        -            -         -   426,838
                                                           Materials, Inc.
  13,917           -             -          -      13,917  Broadcom Corp.,         236,172        -            -         -   236,172
                                                           Class A*
 175,093           -             -          -     175,093  Intel Corp.           2,566,863        -            -        -  2,566,863
   5,262           -             -          -       5,262  KLA-Tencor Corp.        114,659        -            -         -   114,659
   6,928           -             -          -       6,928  Linear                  153,247        -            -         -   153,247
                                                           Technology Corp.
  21,505           -             -          -      21,505  LSI Logic                70,751        -            -         -    70,751
                                                           Corp.*
   6,980           -             -          -       6,980  MEMC Electronic          99,674        -            -         -    99,674
                                                           Materials, Inc.*
   5,665           -             -          -       5,665  Microchip               110,638        -            -         -   110,638
                                                           Technology, Inc.
  25,476           -             -          -      25,476  Micron                   67,257        -            -         -    67,257
                                                           Technology,
                                                           Inc.*
   6,981           -             -          -       6,981  National                 70,299        -            -         -    70,299
                                                           Semiconductor
                                                           Corp.
   3,044           -             -          -       3,044  Novellus                 37,563        -            -         -    37,563
                                                           Systems, Inc.*
  16,763           -             -          -      16,763  NVIDIA Corp.*           135,277        -            -         -   135,277
   5,727           -             -          -       5,727  Teradyne, Inc.*          24,168        -            -         -    24,168

                                      299
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



  40,750           -             -          -      40,750  Texas                   632,440        -            -         -   632,440
                                                           Instruments,
                                                           Inc.
   8,558           -             -          -       8,558  Xilinx, Inc.            152,504        -            -         -   152,504
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
                                                                                  5,267,751       -            -         - 5,267,751

                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Software (2.1%):
  16,664           -             -          -      16,664  Adobe Systems,          354,776        -            -         -   354,776
                                                           Inc.*
   7,063           -             -          -       7,063  Autodesk, Inc.*         138,788        -            -         -   138,788
   5,860           -             -          -       5,860  BMC Software,           157,692        -            -         -   157,692
                                                           Inc.*
  12,339           -             -          -      12,339  CA, Inc.                228,642        -            -         -   228,642
   5,669           -             -          -       5,669  Citrix Systems,         133,618        -            -         -   133,618
                                                           Inc.*
   8,841           -             -          -       8,841  Compuware                59,677        -            -         -    59,677
                                                           Corp.*
  10,026           -             -          -      10,026  Electronic              160,817        -            -         -   160,817
                                                           Arts, Inc.*
   9,174           -             -          -       9,174  International           109,079        -            -         -   109,079
                                                           Game Technology
  10,028           -             -          -      10,028  Intuit, Inc.*           238,566        -            -         -   238,566
   4,771           -             -          -       4,771  McAfee, Inc.*           164,933        -            -         -   164,933
 240,881           -             -          -     240,881  Microsoft Corp.       4,682,727        -            -        -  4,682,727
  10,761           -             -          -      10,761  Novell, Inc.*            41,860        -            -         -    41,860
 123,311           -             -          -     123,311  Oracle Corp.*         2,186,304        -            -        -  2,186,304
   3,265           -             -          -       3,265  Salesforce.com,         104,513        -            -         -   104,513
                                                           Inc.*
  22,946           -             -          -      22,946  Sun                      87,654        -            -         -    87,654
                                                           Microsystems,
                                                           Inc.*
  26,236           -             -          -      26,236  Symantec Corp.*         354,711        -            -         -   354,711
   5,865           -             -          -       5,865  Teradata Corp.*          86,978        -            -         -    86,978
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------

                                                                                 9,291,335        -            -        -  9,291,335
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Specialty Retail
(2.2%):
   3,115           -             -          -       3,115  Abercrombie &
                                                           Fitch Co.,
       -           -             -          -           -  Class A                  71,863        -            -         -    71,863
   3,370           -             -          -       3,370  AutoNation,              33,296        -            -         -    33,296
                                                           Inc.*
   1,196       7,154        18,511          -      26,861  AutoZone, Inc.*         166,806  997,768    2,581,729        -  3,746,303

   8,131           -             -          -       8,131  Bed Bath &              206,690        -            -         -   206,690
                                                           Beyond, Inc.*
  10,594           -             -          -      10,594  Best Buy Co.,           297,797        -            -         -   297,797
                                                           Inc.
       -       8,462        21,902          -      30,364  Buckle, Inc.                  -  184,641      477,902         -   662,543
                                                           (The)

                                      300
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



   5,103           -             -          -       5,103  GameStop Corp.,         110,531        -            -         -   110,531
                                                           Class A*
  14,592           -             -          -      14,592  Gap, Inc. (The)         195,387        -            -         -   195,387
  53,346           -             -          -      53,346  Home Depot, Inc.      1,228,025        -            -        -  1,228,025
   9,019           -             -          -       9,019  Limited Brands,          90,551        -            -         -    90,551
                                                           Inc.
  46,105           -             -          -      46,105  Lowe's Cos.,            992,179        -            -         -   992,179
                                                           Inc.
   9,287           -             -          -       9,287  Office Depot,            27,675        -            -         -    27,675
                                                           Inc.*
   4,490           -             -          -       4,490  RadioShack Corp.         53,611        -            -         -    53,611
   3,072           -             -          -       3,072  Sherwin                 183,552        -            -         -   183,552
                                                           Williams Co.
  22,399           -             -          -      22,399  Staples, Inc.           401,390        -            -         -   401,390
   3,824           -             -          -       3,824  Tiffany & Co.            90,361        -            -         -    90,361
  13,052           -             -          -      13,052  TJX Cos., Inc.          268,480        -            -         -   268,480
       -       6,893        17,838          -      24,731  Tractor Supply                -  249,113      644,665         -   893,778
                                                           Co.*
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------

                                                                                 4,418,194  1,431,522  3,704,296        -  9,554,012
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Textiles, Apparel
& Luxury Goods
(0.3%):
  10,236           -             -          -      10,236  Coach, Inc.*            212,602        -            -         -   212,602
   2,846           -             -          -       2,846  Jones Apparel            16,678        -            -         -    16,678
                                                           Group, Inc.
  12,331           -             -          -      12,331  Nike, Inc.,             628,881        -            -         -   628,881
                          Class B
   1,875           -             -          -       1,875  Polo Ralph               85,144        -            -         -    85,144
                                                           Lauren Corp.
   2,750           -             -          -       2,750  V.F. Corp.              150,617        -            -         -   150,617
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------

                                                                                 1,093,922        -            -        -  1,093,922
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Thrifts & Mortgage
Finance (0.9%):
       -      33,267        86,093          -     119,360  First Niagara                 -  537,927    1,392,124        -  1,930,051
                                                           Financial
                                                           Group, Inc.
  16,337           -             -          -      16,337  Hudson City             260,738        -            -         -   260,738
                                                           Bancorp, Inc.
  10,884           -             -          -      10,884  People's United         194,062        -            -         -   194,062
                                                           Financial, Inc.
  19,536           -             -          -      19,536  Sovereign                58,217        -            -         -    58,217
                                                           Bancorp, Inc.*
       -      31,037        80,323          -     111,360  Washington                    -  464,314    1,201,632        -  1,665,946
                                                           Federal, Inc.
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
                                                                                   513,017 1,002,241  2,593,756         -  4,109,014

                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------

                                      301
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



Tobacco (1.4%):
  64,812           -             -          -      64,812  Altria Group,           976,069        -            -         -   976,069
                                                           Inc.
   5,271           -             -          -       5,271  Lorillard, Inc.         297,021        -            -         -   297,021
  63,688           -             -          -      63,688  Philip Morris         2,771,065        -            -        -  2,771,065
                                                           International,
                                                           Inc.
   5,294           -             -          -       5,294  Reynolds                213,401        -            -         -   213,401
                                                           American, Inc.
       -      15,904        41,160          -      57,064  Universal Corp.               -  475,052    1,229,449        -  1,704,501

   4,656           -             -          -       4,656  UST, Inc.               323,033        -            -         -   323,033
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------

                                                                                 4,580,589  475,052    1,229,449        -  6,285,090
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Trading Companies
& Distributors
(0.0%):
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
   2,020           -             -          -       2,020  W.W. Grainger,          159,257        -            -         -   159,257
                                                           Inc.
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Transportation
Infrastructure
(0.3%):
       -       1,089,000         -          -   1,089,000  Cosco Pacific,                -  1,121,196          -        -  1,121,196
                                                           Ltd.
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------

Wireless
Telecommunication
Services (0.1%):
  12,451           -             -          -      12,451  American Tower
                                                           Corp.,
                                                           Class A*                365,063        -            -         -   365,063
  82,170           -             -          -      82,170  Sprint Nextel           150,371        -            -         -   150,371
                                                           Corp.*
                                                                                   515,434        -            -         -   515,434

                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Total Common                                                                   247,651,051 54,680,821  54,274,641     -  356,606,513
Stocks (Cost
$414,280,746)
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
CORPORATE BONDS
(7.0%):
Automobiles (0.1%):
      -           -             -    200,000     200,000  DaimlerChrysler

                                      302
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



                                                          NA Holding
                                                          Corp.,
                                                          Series E, 2.35%,
                                                          3/13/09(a)+                   -        -            -   199,900   199,900
      -           -             -    100,000     100,000  DaimlerChrysler
                                                          NA Holding
                                                          Corp., 3.64%,                 -        -            -    94,719    94,719
                                                          8/3/09(a)+
                                                                                ---------- -------- ------------ --------- ---------
                                                                                ---------- -------- ------------ --------- ---------
                                                                                        -        -            -
                                                                                                                  294,619   294,619
                                                                                ---------- -------- ------------ --------- ---------
                                                                                ---------- -------- ------------ --------- ---------
Biotechnology
(0.1%):
       -           -             -    300,000     300,000  Amgen, Inc.,
                                                           6.90%, 6/1/38+                -        -            -
                                                                                                                   342,548   342,548
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Chemicals (0.0%):
       -           -             -    100,000     100,000  Rohm & Haas Co.,
                                                           6.00%, 9/15/17+               -        -            -    91,009    91,009
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Commercial Banks
(1.7%):
       -           -             -    300,000     300,000  American
                                                           Express
                                                           Centurion
                                                           Bank, 1.46%,
                                                           6/12/09(a)+                   -        -            -   291,127   291,127
       -           -             -    400,000     400,000  American
                                                           Express
                                                           Centurion
                                                           Bank,
                                                           5.55%, 10/17/12+              -        -            -   379,978   379,978
       -           -             -    100,000     100,000  ANZ National
                                                           Bank, Ltd.,
                                                           6.20%,                        -        -            -    96,756    96,756
                                                           7/19/13(b)+
       -           -             -    500,000     500,000  Banc of America
                                                           Corp.,
                                                           2.28%,                        -        -            -   335,795   335,795
                                                           6/15/16(a)+
       -           -             -    100,000     100,000  Bank of America
                                                           Corp.,
                                                           2.83%,                        -        -            -    98,030    98,030
                                                           11/6/09(a)+
       -           -             -  1,200,000              Bank of America
                                                1,200,000  Corp.,

                                      303
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



                                                           8.13%, 12/31/49+              -        -            -   863,146   863,146
       -           -             -    100,000     100,000  Barclays Bank
                                                           plc,
                                                           6.05%,                        -        -            -    88,220    88,220
                                                           12/4/17(b)+
       -           -             -    300,000     300,000  BNP Paribas,
                                                           5.19%,                        -        -            -   170,186   170,186
                                                           6/29/49(b)+
       -           -             -    900,000     900,000  Chase Manhattan
                                                           Corp.,
                                                           7.00%,                        -        -            -   909,508   909,508
                                                           11/15/09+
       -           -             -    100,000     100,000  Citigroup, Inc.,
                                                           1.50%,                        -        -            -    94,330    94,330
                                                           12/28/09(a)+
       -           -             -    200,000     200,000  Citigroup, Inc.,
                                                           2.39%,                        -        -            -   184,741   184,741
                                                           5/18/10(a)+
       -           -             -    300,000     300,000  Citigroup, Inc.,
                                                           5.50%, 4/11/13+               -        -            -   292,105   292,105
       -           -             -    200,000     200,000  Citigroup, Inc.,
                                                           6.00%, 8/15/17+               -        -            -   199,082   199,082
       -           -             -    100,000     100,000  Citigroup, Inc.,
                                                           6.13%, 8/25/36+               -        -            -    89,579    89,579
       -           -             -    100,000     100,000  Credit Agricole,
                                                           2.18%,                        -        -            -    99,719    99,719
                                                           5/28/09(a) (b)+
       -           -             -    100,000     100,000  DnB NOR Bank
                                                           ASA,
                                                           4.89%,                        -        -            -    99,975    99,975
                                                           10/13/09(a) (b)+
       -           -             -    300,000     300,000  HBOS Treasury
                                                           Services PLC,
                                                           4.59%,                        -        -            -   299,115   299,115
                                                           7/17/09(a) (b)+
       -           -             -    200,000     200,000  ICICI Bank,
                                                           Ltd., 5.29%,
                                                           1/12/10(a) (b)+               -        -            -   165,500   165,500
       -           -             -    100,000     100,000  J.P. Morgan
                                                           Chase & Co.,
                                                           0.52%,                        -        -            -    99,124    99,124
                                                           6/26/09(a)+
       -           -             -    200,000     200,000  Key Bank NA,
                                                           Series BKNT,
                                                           4.47%,
                                                           6/2/10(a) (b)+                -        -            -   192,892   192,892
       -           -             -    200,000     200,000  KeyCorp,

                                      304
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



                                                           Series E,
                                                           4.28%, 11/22/10,
                                                           MTN(a)+                       -        -            -   194,585   194,585
       -           -             -    500,000     500,000  Regions Bank,
                                                           7.50%,                        -        -            -   429,716   429,716
                                                           5/15/18(b)+
       -           -             -  1,000,000              SunTrust Bank,
                                                1,000,000
                                                           2.28%,                        -        -            -   912,190   912,190
                                                           5/21/12(a)+
       -           -             -    100,000     100,000  UBS AG Stamford
                                                           CT,
                                                           5.88%,                        -        -            -    91,864    91,864
                                                           12/20/17+
       -           -             -    300,000     300,000  Wachovia Bank
                                                           NA,
                                                           1.54%,                        -        -            -   297,991   297,991
                                                           3/23/09(a)+
       -           -             -    100,000     100,000  Wachovia Corp.,
                                                           2.25%,                        -        -            -    96,867    96,867
                                                           12/1/09(a)+
       -           -             -    100,000     100,000  Wachovia Corp.,
                                                           2.35%,                        -        -            -    94,346    94,346
                                                           6/1/10(a)+
       -           -             -    300,000     300,000  Wells Fargo &
                                                           Co.,
                                                           5.63%,                        -        -            -   312,983   312,983
                                                           12/11/17+
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
                                                                                         -        -            - 7,479,450 7,479,450

                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Commercial
Services &
Supplies (0.1%):
       -           -             -    100,000     100,000  The President &
                                                           Fellows of
                                                           Harvard College,
                                                           6.00%,                        -        -            -   107,903   107,903
                                                           1/15/19(b)
       -           -             -    500,000     500,000  The President &
                                                           Fellows of
                                                           Harvard College,
                                                           6.50%,                        -        -            -   544,850   544,850
                                                           1/15/39(b)
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
                                                                                         -        -            -
                                                                                                                   652,753   652,753
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- -------
Computers &
Peripherals (0.3%):
       -           -             -    200,000     200,000  Dell, Inc.,
                                                           5.65%, 4/15/18+               -        -            -   179,011   179,011
       -           -             -  1,000,000  1,000,000   IBM Corp.,

                                      305
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information




                                                           5.70%, 9/14/17+               -        -          -  1,069,115 1,069,115
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
                                                                                         -        -          -   1,248,126 1,248,126

                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Diversified
Consumer Services
(1.8%):
       -           -             -    100,000     100,000  Allstate Life
                                                           Global Funding
                                                           Trust,
                                                           1.54%,                        -        -            -    99,169    99,169
                                                           3/23/09(a)+
       -           -             -    100,000     100,000  Allstate Life
                                                           Global Funding
                                                           Trust, 5.38%,
                                                           4/30/13,
                                                           MTN+                          -        -            -    98,440    98,440
       -           -             -    200,000     200,000  American
                                                           Express Credit
                                                           Co.,
                                                           1.93%,                        -        -            -   185,986   185,986
                                                           11/9/09(a)+
       -           -             -    100,000     100,000  American
                                                           Express Credit
                                                           Co.,
                                                           Series C,                     -        -            -    95,997    95,997
                                                           5.88%, 5/2/13+
       -           -             -    100,000     100,000  American
                                                           General Finance,
                                                           6.90%,                        -        -            -    43,277    43,277
                                                           12/15/17, MTN+
       -           -             -    200,000     200,000  American Honda
                                                           Finance Corp.,
                                                           2.25%,                        -        -            -   199,777   199,777
                                                           3/9/09(a) (b)+
       -           -             -    400,000     400,000  American Honda
                                                           Finance Corp.,
                                                           2.30%,                        -        -            -   398,450   398,450
                                                           5/12/09(a) (b)+
       -           -             -    200,000     200,000  American
                                                           International
                                                           Group,
                                                           5.85%, 1/16/18,               -        -            -   134,057   134,057
                                                           MTN+

                                      306
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



       -           -             -  1,000,000   1,000,000  Appalachian
                                                           Power Co.,
                                                           6.60%, 5/1/09+                -        -            -   991,392   991,392
       -           -             -    400,000     400,000  Bear Stearns
                                                           Cos., Inc.,
                                                           1.56%,                        -        -            -   397,422   397,422
                                                           3/30/09(a)+
       -           -             -     50,000      50,000  Bear Stearns
                                                           Cos., Inc.,
                                                           2.46%,                        -        -            -    49,192    49,192
                                                           9/9/09(a)+
       -           -             -    100,000     100,000  C10 Capital
                                                           SPV, Ltd.,
                                                           6.72%,                        -        -            -    47,583    47,583
                                                           12/31/49(b)+
       -           -             -    100,000     100,000  Caterpillar
                                                           Financial
                                                           Services
                                                           Corp., 4.85%,
                                                           12/7/12,
                                                           MTN+                          -        -            -    94,879    94,879
       -           -             -    100,000     100,000  CIT Group, Inc.,
                                                           3.62%,                        -        -            -    99,862    99,862
                                                           1/30/09(a)+
       -           -             -    100,000     100,000  CIT Group, Inc.,
                                                           2.30%,                        -        -            -    97,617    97,617
                                                           6/8/09(a)+
       -           -             -    100,000     100,000  CIT Group, Inc.,
                                                           2.27%,                        -        -            -    96,114    96,114
                                                           8/17/09(a)+
       -           -             -    200,000     200,000  Citigroup
                                                           Capital XXI,
                                                           8.30%,
                                                           12/21/57,
                                                           Callable
                                                           12/21/37 @ 100+               -        -            -   154,247   154,247
       -           -             -     30,000      30,000  Citigroup
                                                           Funding, Inc.,
                                                           0.47%,
                                                           4/23/09(a)+                   -        -            -    29,652    29,652
       -           -             -  1,200,000   1,200,000  Countrywide
                                                           Home Loans,
                                                           Inc.,
                                                           Series M,
                                                           4.13%, 9/15/09,
                                                           MTN+                          -        -           -  1,185,937 1,185,937
       -           -             -    300,000     300,000  ENEL Finance
                                                           International,
                                                           6.80%,                        -        -            -   230,340   230,340
                                                           9/15/37(b)+

       -           -             -    600,000     600,000  Ford Motor
                                                           Credit Corp.,

                                      307
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



                                                           7.25%, 10/25/11+              -        -            -   438,305   438,305
       -           -             -    200,000     200,000  General
                                                           Electric
                                                           Capital Corp.,
                                                           4.57%,                        -        -            -   191,105   191,105
                                                           1/20/10(a)+
       -           -             -    100,000     100,000  General
                                                           Electric
                                                           Capital Corp.,
                                                           2.45%,                        -        -            -    94,199    94,199
                                                           5/10/10(a)+
       -           -             -    300,000     300,000  General
                                                           Electric
                                                           Capital Corp.,
                                                           2.22%,                        -        -            -   263,070   263,070
                                                           8/15/11(a)+
       -           -             -     50,000      50,000  General
                                                           Electric
                                                           Capital Corp.,
                                                           3.24%,                        -        -            -    26,342    26,342
                                                           5/5/26(a)+
       -           -             -    300,000     300,000  General
                                                           Electric
                                                           Capital Corp.,
                                                           6.38%,                        -        -            -   188,571   188,571
                                                           11/15/67+
       -           -             -    100,000     100,000  HSBC Finance
                                                           Corp.,
                                                           4.48%,                        -        -            -    93,826    93,826
                                                           10/21/09(a)+
       -           -             -     50,000      50,000  HSBC Finance
                                                           Corp.,
                                                           2.64%,                        -        -            -    45,191    45,191
                                                           5/10/10(a)+
       -           -             -    400,000     400,000  International
                                                           Lease Financial
                                                           Corp.,
                                                           2.37%,                        -        -            -   318,837   318,837
                                                           5/24/10(a)+
       -           -             -    100,000     100,000  NGPL PipeCo LLC,
                                                           6.51%,                        -        -            -    94,902    94,902
                                                           12/15/12(b)+
       -           -             -    100,000     100,000  Santander,
                                                           6.67%,                        -        -            -    63,604    63,604
                                                           10/29/49+(b)
       -           -             -    450,000     450,000  SLM Corp.,
                                                           3.68%,                        -        -            -   424,169   424,169
                                                           7/27/09(a)+
       -           -             -    100,000     100,000  SMFG Preferred
                                                           Capital,
                                                           6.08%,                        -        -            -    67,463    67,463
                                                           1/29/49(b)+

                                      308
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



       -           -             -    200,000     200,000  UBS Preferred
                                                           Funding Trust V,
                                                           6.24%, 5/29/49+               -        -            -   109,225   109,225
       -           -             -    100,000     100,000  Westfield Group,
                                                           5.70%,                        -        -            -    66,796    66,796
                                                           10/1/16(b)+
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
                                                                                         -        -           -  7,214,995 7,214,995

                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Diversified
Financial Services
(1.8%):
       -           -             -  1,500,000   1,500,000   Associates
                                                           Corp. NA,
                                                           7.00%, 2/10/09+               -        -           -  1,497,662 1,497,662
       -           -             -    800,000     800,000  Citigroup, Inc.,
                                                           8.45%, 4/29/49+               -        -            -   528,232   528,232
       -           -             -    300,000     300,000  General
                                                           Electric
                                                           Capital Corp.,
                                                           5.50%,                        -        -            -   231,742   231,742
                                                           9/15/67(c)+
       -           -             -    300,000     300,000  GMAC LLC,
                                                           6.88%, 8/28/12+               -        -            -   227,482   227,482
       -           -             -     50,000      50,000  Goldman Sachs
                                                           Group, Inc.,
                                                           1.59%,                        -        -            -    48,745    48,745
                                                           6/23/09(a)+
       -           -             -    100,000     100,000  Goldman Sachs
                                                           Group, Inc.,
                                                           2.23%,                        -        -            -    95,784    95,784
                                                           11/16/09(a)+
       -           -             -    300,000     300,000  Goldman Sachs
                                                           Group, Inc.,
                                                           5.63%, 1/15/17+               -        -            -   257,723   257,723
       -           -             -    300,000     300,000  Goldman Sachs
                                                           Group, Inc.,
                                                           5.95%, 1/18/18+               -        -            -   284,452   284,452
       -           -             -    100,000     100,000  Goldman Sachs
                                                           Group, Inc.,
                                                           6.15%, 4/1/18+                -        -            -    96,096    96,096

                                      309
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



       -           -             -     40,000      40,000  J.P. Morgan
                                                           Chase & Co.,
                                                           6.00%, 1/15/18+               -        -            -    42,221    42,221
       -           -             -    100,000     100,000  Lehman Brothers
                                                           Holdings,
                                                           0.00%,                        -        -            -     9,000     9,000
                                                           11/24/08(e)
       -           -             -    100,000     100,000  Lehman Brothers
                                                           Holdings,
                                                           0.00%, 4/3/09(e)              -        -            -     9,000     9,000
       -           -             -    200,000     200,000  Lehman Brothers
                                                           Holdings,
                                                           0.00%,                        -        -            -    19,000    19,000
                                                           9/26/14(e)
       -           -             -     50,000      50,000  Merrill Lynch &
                                                           Co.,
                                                           2.96%,                        -        -            -    49,813    49,813
                                                           2/6/09(a)+
       -           -             -  1,000,000              Merrill Lynch &
                                                1,000,000  Co.,
                                                           Series C,
                                                           4.02%, 5/20/09,
                                                           MTN(a)+                       -        -            -   987,308   987,308
       -           -             -    100,000     100,000  Merrill Lynch &
                                                           Co.,
                                                           2.29%,                        -        -            -    95,961    95,961
                                                           12/4/09(a)+
       -           -             -    200,000     200,000  Merrill Lynch &
                                                           Co.,
                                                           6.88%, 4/25/18+               -        -            -   209,205   209,205
       -           -             -    400,000     400,000  Morgan Stanley,
                                                           2.50%,                        -        -            -   398,007   398,007
                                                           2/9/09(a)+
       -           -             -    100,000     100,000  Morgan Stanley,
                                                           2.56%,                        -        -            -    98,368    98,368
                                                           5/7/09(a)+
       -           -             -    100,000     100,000  Morgan Stanley,
                                                           Series F,
                                                           4.84%,                        -        -            -    91,879    91,879
                                                           1/15/10(a)+
       -           -             -    400,000     400,000  Morgan Stanley,
                                                           5.03%,                        -        -            -   372,656   372,656
                                                           1/15/10(a)+
       -           -             -    200,000     200,000  Morgan Stanley,
                                                           Series F,

                                      310
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



                                                           4.23%, 5/14/10,
                                                           MTN(a)+                       -        -            -   186,159   186,159
       -           -             -    100,000     100,000  Transcapital
                                                           Ltd.,
                                                           8.70%,                        -        -            -    64,395    64,395
                                                           8/7/18(b)+
       -           -             -    400,000     400,000  Wachovia Corp.,
                                                           5.75%, 2/1/18+                -        -            -   400,796   400,796
       -           -             -  1,700,000   1,700,000  Wachovia Corp.,

                                                           7.98%, 2/28/49+               -        -           -  1,449,080 1,449,080
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
                                                                                         -        -           -  7,750,766 7,750,766

                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Food & Staples
Retailing (0.0%):
       -           -             -    200,000     200,000  Kraft Foods,
                                                           Inc.,
                                                           6.13%, 2/1/18+                -        -            -
                                                                                                                   195,979   195,979
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Health Care
Providers &
Services (0.0%):
        -           -             -    100,000     100,000  UnitedHealth
                                                            Group, Inc.,
                                                            4.88%, 2/15/13+               -        -            -    93,362   93,362
                                                                                  ---------- -------- ------------ -------- --------
                                                                                  ---------- -------- ------------ -------- --------
Industrial
Conglomerate
(0.1%):
       -           -             -    400,000     400,000  Honeywell
                                                           International,
                                                           Inc.,
                                                           2.06%,                        -        -            -   399,356   399,356
                                                           3/13/09(a)+
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Insurance (0.4%):
       -           -             -    500,000     500,000  Marsh &
                                                           McLennan Cos.,
                                                           Inc.,
                                                           7.13%, 6/15/09                -        -            -   498,670   498,670
       -           -             -    300,000     300,000  Met Life Global
                                                           Funding,
                                                           2.19%,                        -        -            -   269,094   269,094
                                                           5/17/10(a) (b)+
       -           -             -    100,000     100,000  Monumental
                                                           Global Funding
                                                           II,

                                      311
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



                                                           5.50%,                        -        -            -    94,341    94,341
                                                           4/22/13(b)+
       -           -             -    100,000     100,000  Principal Life
                                                           Income Funding
                                                           Trust,
                                                           5.55%, 4/27/15,               -        -            -    96,001    96,001
                                                           MTN+
       -           -             -    700,000     700,000  Sun Life
                                                           Financial, Inc.,
                                                           1.62%,                        -        -            -   677,501   677,501
                                                           7/6/11(a) (b)+
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
                                                                                         -        -            - 1,635,607 1,635,607

                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Media (0.1%):
       -           -             -    100,000     100,000  Comcast Corp.,
                                                           5.12%,                        -        -            -    98,634    98,634
                                                           7/14/09(a)+
       -           -             -    200,000     200,000  Time Warner,
                                                           Inc.,
                                                           5.88%,                        -        -            -   179,297   179,297
                                                           11/15/16+
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
                                                                                         -        -            -   277,931   277,931

                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Multiline Retail
(0.1%):
       -           -                  600,000     600,000  Home Depot,
                                                           Inc. (The),
                                 -                         3.75%, 9/15/09+               -        -            -   594,314   594,314

                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Oil, Gas &
Consumable Fuels
(0.4%):
       -           -             -    600,000     600,000  Anadarko
                                                           Petroleum Corp.,
                                                           2.40%,                        -        -            -   574,094   574,094
                                                           9/15/09(a)+
       -           -             -    400,000     400,000  Gaz Capital SA,
                                                           Series 2,
                                                           8.63%, 4/28/34,
                                                           Puttable                      -        -            -   320,000   320,000
                                                           4/28/14 @ 100+
       -           -             -    200,000     200,000  Gazprom, 9.63%,               -        -            -   182,000   182,000
                                                           3/1/13+
       -           -             -     40,000      40,000  Gazprom OAO,
                                                           10.50%,                       -        -            -    40,205    40,205
                                                           10/21/09+
       -           -             -    300,000     300,000  Kinder Morgan
                                                           Energy Partners
                                                           LP,

                                      312
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



                                                           5.95%, 2/15/18+               -        -            -   256,039   256,039
       -           -             -    300,000     300,000  Suncor Energy,
                                                           Inc.,
                                                           6.10%, 6/1/18+                -        -            -   258,523   258,523
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
                                                                                         -        -           -  1,630,861 1,630,861

                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Pharmaceuticals
(0.0%):
       -           -             -    100,000     100,000  AstraZeneca PLC,
                                                           5.90%, 9/15/17+               -        -            -   106,273   106,273

                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Road & Rail (0.0%):
       -           -             -    200,000     200,000  Union Pacific
                                                           Corp.,
                                                           5.70%, 8/15/18+               -        -            -   192,547   192,547

                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Tobacco (0.0%):
       -           -             -    100,000     100,000  Philip Morris
                                                           International,
                                                           Inc.,
                                                           6.38%, 5/16/38+               -        -            - 104,007   104,007

                                                                                 ---------- -------- --------- ---------   ---------
                                                                                 ---------- -------- --------- ---------   ---------
Total Corporate                                                                          -        -         -  30,304,503 30,304,503
Bonds (Cost
$33,288,640)
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
YANKEE DOLLARS
(0.2%):
Commercial Banks
(0.1%):
       -           -             -    100,000     100,000  Credit Agricole,
                                                           2.23%,                        -        -            -    98,812    98,812
                                                           5/28/10(a) (b)+
       -           -             -    100,000     100,000  HSBC Holdings
                                                           PLC,
                                                           6.50%, 9/15/37+               -        -            -   101,558   101,558
       -           -             -    100,000     100,000  National
                                                           Australia Bank,
                                                           Ltd.,
                                                           2.20%,                        -        -            -   100,073   100,073
                                                           9/11/09(a) (b)+
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
                                                                                         -        -            -   300,443   300,443

                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------

                                      313
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



Diversified
Consumer Services
(0.1%):
        -           -             -    200,000     200,000  Deutsche
                                                            Telekom
                                                            International
                                                            Finance BV,
                                                            1.68%,                        -        -            -  198,227   198,227
                                                            3/23/09(a)+
        -           -             -    100,000     100,000  Siemens
                                                            Financieringsmaatschappij
                                                            NV,
                                                            2.18%,                        -        -            -  100,089   100,089
                                                            8/14/09(a) (b)+
        -           -             -    200,000     200,000  Telefonica
                                                            Emisiones Sau,
                                                            1.83%,                        -        -            -  193,622   193,622
                                                            6/19/09(a)+
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
                                                                                         -        -            -   491,938   491,938

                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Total Yankee                                                                             -        -            -   792,381   792,381
Dollars (Cost
$799,857)
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
PREFERRED STOCKS
(0.2%):
Commercial Banks
(0.1%):
       -           -             -        200         200  Wachovia Corp.
                                                           Series L, Class               -        -            -   150,000   150,000
                                                           A+
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Diversified
Financial Services
(0.1%):
       -           -             -      1,800       1,800  American
                                                           International
                                                           Group+                        -        -            -    15,300    15,300
       -           -             -        300         300  Bank of America
                                                           Corp.,
                                                           Series L+                     -        -            -   195,000   195,000
                                                           34 DG Funding                 -        -            -   341,063   341,063
                                                           Trust(c)
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
                                                                                         -        -            -   551,363   551,363

                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Total Preferred                                                                          -        -            -   701,363   701,363
Stocks (Cost
$812,345)

                                      314
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
MUNICIPAL BONDS
(0.4%):
Arizona (0.1%):
       -           -             -    300,000     300,000  Salt River
                                                           Project Arizona
                                                           Agriculture
                                                           Improvement &
                                                           Power District
                                                           Electricity
                                                           System Revenue,
                                                           Series A,
                                                           5.00%, 1/1/37,
                                                           Callable 1/1/16               -        -            -   283,191   283,191
                                                           @ 100+
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
California (0.0%):
       -           -             -    200,000     200,000  Los Angeles
                                                           California
                                                           United
                                                           School District,
                                                           Series A-1,
                                                           4.50%, 7/1/23,
                                                           Callable 7/1/17               -        -            -   183,546   183,546
                                                           @ 100+
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Illinois (0.1%):
      -           -             -    200,000     200,000  Chicago
                                                          Illinois Transit
                                                          Authority Sales
                                                          & Transfer
                                                          Tax Receipts
                                                          Revenue,
                                                          Series A, 6.90%,
                                                          12/1/40+                      -        -            -   205,152   205,152
      -           -             -    100,000     100,000  Chicago
                                                          Illinois Transit
                                                          Authority Sales
                                                          & Transfer
                                                          Tax Receipts
                                                          Revenue,
                                                          Series B,                     -        -          -   102,576   102,576
                                                          6.90%, 12/1/40+
                                                                                ---------- -------- ---------- --------- ---------
                                                                                ---------- -------- ---------- --------- ---------
                                                                                        -        -          -   307,728   307,728

                                                                                ---------- -------- ---------- --------- ---------
                                                                                ---------- -------- ---------- --------- ---------
Massachusetts
(0.1%):
       -           -             -    300,000     300,000  Massachusetts
                                                           State,
                                                           Series D, 5.50%,
                                                           11/1/14+                      -        -          -   341,823   341,823

                                      315
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



                                                                                 ---------- -------- ---------- --------- ---------
                                                                                 ---------- -------- ---------- --------- ---------
New York (0.1%):
       -           -             -    800,000     800,000  New York City
                                                           Municipal Water
                                                           Finance
                                                           Authority,
                                                           Water &
                                                           Sewer System
                                                           Revenue,
                                                           Series AA,
                                                           4.75%, 6/15/37,
                                                           Callable                      -        -          -   681,344   681,344
                                                           6/15/16 @ 100+
                                                                                 ---------- -------- ---------- --------- ---------
                                                                                 ---------- -------- ---------- --------- ---------
Total Municipal                                                                          -        -          -  1,797,632 1,797,632
Bonds (Cost
$1,861,841)
                                                                                 ---------- -------- ---------- --------- ---------
                                                                                 ---------- -------- ---------- --------- ---------
U.S. GOVERNMENT
AGENCY MORTGAGES
(18.5%):
Federal Home Loan
Bank (0.7%)
      -           -             -  3,000,000    3,000,000    0.08%,1/21/09(d)+          -        -          -  3,000,000 3,000,000

                                                                                 ---------- -------- ---------- --------- ---------
                                                                                 ---------- -------- ---------- --------- ---------
Federal Home Loan
Mortgage
Corporation (2.2%)
       -           -             -    690,714     690,714  1.43%, 2/15/19,
                                                           Series 3346                   -        -          -   663,496   663,496
                                                           FA(a)+
       -           -             -    644,383     644,383  6.00%, 9/1/27+                -        -          -   665,013   665,013
       -           -             -  3,000,000              6.00%, 1/15/37,               -        -          -  3,090,000 3,090,000
                                                3,000,000  TBA
       -           -             -  3,000,000              5.00%, 1/15/38,
                                                3,000,000
                                                           Pool #12713 TBA               -        -          -  3,065,625 3,065,625
       -           -             -    404,607     404,607  6.00%, 3/1/38,
                                                           Pool #A74291+                 -        -          -   417,206   417,206
       -           -             -    150,049     150,049  5.50%, 7/1/38,
                                                           Pool #A79018+                 -        -          -   153,736   153,736
       -           -             -    847,263     847,263  5.50%, 7/1/38,
                                                           Pool #A79021+                 -        -          -   868,084   868,084
       -           -             -    491,384     491,384  5.50%, 8/1/38,
                                                           Pool #G04588+                 -        -          -   503,459   503,459

                                      316
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



       -           -             -    194,053     194,053  6.00%, 8/1/38,
                                                           Pool #A81114+                 -        -          -   200,095   200,095
       -           -             -     85,087      85,087  3.68%,                        -        -          -    76,546    76,546
                                                           2/25/45(a)+
                                                                                 ---------- -------- ---------- --------- ---------
                                                                                 ---------- -------- ---------- --------- ---------
                                                                                         -        -          -  9,703,260 9,703,260

                                                                                 ---------- -------- ---------- --------- ---------
                                                                                 ---------- -------- ---------- --------- ---------
Federal Home Loan
Mortgage
Corporation (1.1%)
       -           -             -  4,400,000   4,400,000  5.50%, 1/15/38,
                                                           Pool #27315 TBA               -        -          -  4,503,127 4,503,127

                                                                                 ---------- -------- ---------- --------- ---------
                                                                                 ---------- -------- ---------- --------- ---------
Federal National
Mortgage
Association (14.5%)
       -           -             -    900,000     900,000  1.12%,                        -        -          -   899,992   899,992
                                                           2/2/09(d)+
                                       46,080      46,080  5.50%, 3/1/22,
                                                           Pool #910081+                 -        -          -    47,538    47,538
       -           -             -    796,513     796,513  5.50%, 7/1/23,
                                                           Pool #964571+                 -        -          -   821,646   821,646
       -           -             -    325,693     325,693  6.00%, 3/1/27+                -        -          -   335,837   335,837
       -           -             -    257,630     257,630  6.00%, 5/1/27+                -        -          -   265,655   265,655
       -           -             -    646,504     646,504  6.00%, 9/1/27+                -        -          -   666,640   666,640
       -           -             -    630,719     630,719  6.00%, 10/1/27+               -        -          -   650,363   650,363
       -           -             -    650,345     650,345  6.00%, 11/1/27+               -        -          -   670,600   670,600
       -           -             -    500,000     500,000  6.50%, 1/1/35                 -        -          -   519,219   519,219
       -           -             -  22,900,000 22,900,000  5.50%, 1/15/37,               -        -          - 23,472,500 23,472,500
                                                           TBA
       -           -             -    385,847     385,847  6.50%, 10/1/37,
                                                           Pool #947575+                 -        -          -   401,199   401,199
       -           -             -  8,900,000   8,900,000  6.00%, 1/15/38                -        -          -  9,161,438 9,161,438

       -           -             -    949,699     949,699  5.50%, 6/1/38,
                                                           Pool #889996+                 -        -          -   974,615   974,615
       -           -             -  24,000,000 24,000,000  5.00%, 1/13/39,

                                      317
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information




                                                           Pool #19888 TBA               -        -          - 24,502,512 24,502,512
                                                                                 ---------- -------- ---------- --------- ---------
                                                                                 ---------- -------- ---------- --------- ---------
                                                                                         -        -          -
                                                                                                               63,389,754 63,389,754
                                                                                 ---------- -------- ---------- --------- ---------
                                                                                 ---------- -------- ---------- --------- ---------
Total U.S.
Government Agency
Mortgages
                                                                                  ---------- -------- ---------- --------- ---------
                                                                                  ---------- -------- ---------- --------- ---------
(Cost $79,773,594)                                                                        -        -         - 80,596,141 80,596,141

                                                                                  ---------- -------- ---------- --------- ---------
                                                                                  ---------- -------- ---------- --------- ---------
U.S. TREASURY
OBLIGATIONS (4.6%):
U.S. Treasury
Bills ( 1.2%)
        -           -             -          -           -  U.S. Treasury
                                                            Bills,
1,050,000           -             -          -              0.05%,                1,049,225        -          -         -  1,049,225
                    1,050,000                               6/18/09**+
        -           -             -  2,940,000   2,940,000  0.03%,                        -        -          -  2,939,985 2,939,985
                                                            1/15/09(d)+
        -           -             -    810,000     810,000  0.30%,                        -        -          -   809,997   809,997
                                                            1/22/09(d)+
        -           -             -    500,000     500,000  0.20%,                        -        -          -   499,984   499,984
                                                            2/19/09(d)+
                                                                                  ---------- -------- ---------- --------- ---------
                                                                                  ---------- -------- ---------- --------- ---------
                                                                                  1,049,225        -          -  4,249,966 5,299,191
                                                                                  ---------- -------- ---------- --------- ---------
                                                                                  ---------- -------- ---------- --------- ---------
U.S. Treasury
Inflation Index
Bond (1.6%)
       -           -             -  3,800,000   3,800,000  2.38%, 1/15/25+               -        -          -  4,290,967 4,290,967

       -           -             -    800,000     800,000  2.00%, 1/15/26+               -        -          -   822,265   822,265
       -           -             -  1,800,000   1,800,000  1.75%, 1/15/28                -        -          -  1,719,208 1,719,208

                                                                                 ---------- -------- ---------- --------- ---------
                                                                                 ---------- -------- ---------- --------- ---------
                                                                                         -        -          -
                                                                                                                6,832,440 6,832,440
                                                                                 ---------- -------- ---------- --------- ---------
                                                                                 ---------- -------- ---------- --------- ---------
U.S. Treasury
Inflation Index
Notes (1.7%)
       -           -             -    500,000     500,000  3.50%, 1/15/11                -        -          -   610,645   610,645
       -           -             -  1,100,000   1,100,000  2.00%, 4/15/12                -        -          -  1,144,841 1,144,841

       -           -             -    800,000     800,000  3.00%, 7/15/12                -        -          -   944,419   944,419
       -           -             -  1,000,000   1,000,000  1.88%, 7/15/13                -        -          -  1,110,179 1,110,179

       -           -             -    300,000     300,000  2.00%, 1/15/14                -        -          -   333,169   333,169
       -           -             -    600,000     600,000  2.00%, 7/15/14                -        -          -   651,939   651,939

                                      318
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



       -           -             -  1,900,000   1,900,000  1.88%, 7/15/15                -        -          -  1,998,336 1,998,336

       -           -             -    800,000     800,000  2.38%, 1/15/17                -        -          -   852,365   852,365
                                                                                 ---------- -------- ---------- --------- --------
                                                                                 ---------- -------- ---------- --------- --------
                                                                                         -        -          - 7,645,893 7,645,893

                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
U.S. Treasury
Inflation
Protected Bonds
(0.1%)
       -           -             -    300,000     300,000  0.88%, 4/15/10                -        -            -   322,329   322,329

                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Total U.S.
Treasury
Obligations
                                                                                 ---------- -------- --------- --------- ---------
                                                                                 ---------- -------- --------- --------- ---------
(Cost $20,605,436)                                                               1,049,225        -          - 19,050,628 20,099,853

                                                                                 ---------- -------- ---------  --------- ---------
                                                                                 ---------- -------- --------- --------- ---------
REPURCHASE
AGREEMENTS (1.7%):
       -           -             -  2,400,000  2,400,000   J.P. Morgan
                                                           Chase Bank,
                                                           N.A.,
                                                           dated 12/31/08,
                                                           0.04%,
                                                           due 1/2/09,
                                                           proceeds
                                                           $2,400,005;
                                                           fully
                                                           collateralized
                                                           by FNMA,
                                                           3.85% 4/17/13,
                                                           value at
                                                           $2,400,024+                   -        -           -  2,400,000 2,400,000
       -           -             -  4,900,000  4,900,000   Barclays
                                                           Capital, Inc.,
                                                           dated 12/31/08,
                                                           0.06%,
                                                           due 1/5/09,
                                                           fully proceeds
                                                           $4,900,011;
                                                           collateralized
                                                           by
                                                           FHLB, 4.50%
                                                           9/16/13, value
                                                           at $4,972,419                 -        -            - 4,900,000 4,900,000
Total Repurchase
Agreements
                                                                                  ---------- -------- ---------- --------- ---------
                                                                                  ---------- -------- ---------- --------- ---------
(Cost $7,300,000)                                                                         -        -           - 7,300,000 7,300,000

                                                                                  ---------- -------- ---------- --------- ---------
                                                                                  ---------- -------- ---------- --------- ---------

                                      319
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



PURCHASED CALL
OPTIONS (0.2%):
       -           -             -        600         600  Receive 3-Month
                                                           USD-LIBOR
                                                           Floating Rate
                                                           Index,
                                                           Strike @ 3.50
                                                           Exp. 2/2/09+                  -        -            -   235,941   235,941
       -           -             -        660         660  Receive 3-Month
                                                           USD-LIBOR
                                                           Floating Rate
                                                           Index,
                                                           Strike @ 3.15
                                                           Exp. 2/4/11+                  -        -            -   214,185   214,185
       -           -             -        140         140  Receive 3-Month
                                                           USD-LIBOR
                                                           Floating Rate
                                                           Index,
                                                           Strike @ 3.45
                                                           Exp. 8/3/09+                  -        -            -    46,978    46,978
       -           -             -        590         590  Receive 3-Month
                                                           USD-LIBOR
                                                           Floating Rate
                                                           Index,
                                                           Strike @ 3.45
                                                           Exp. 8/5/16+                  -        -            -   197,981   197,981
       -           -             -        770         770  Receive 3-Month
                                                           USD-LIBOR
                                                           Floating Rate
                                                           Index,
                                                           Strike @ 3.45
                                                           Exp. 8/3/09                   -        -            -   258,382   258,382
       -           -             -         94          94  10 Year U.S.
                                                           Treasury Future
                                                           Option,
                                                           Strike @ 83.00
                                                           Exp. 2/21/09                  -        -            -     1,469     1,469

                                      320
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



       -           -             -         42          42  5 Year U.S.
                                                           Treasury Future
                                                           Option,
                                                           Strike @ 86.50
                                                           Exp. 2/21/09                  -        -            -       328       328
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Total Purchased                                                                          -        -            -   955,264   955,264
Call Options (Cost
$304,160)
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
PUT OPTIONS
PURCHASED (0.0%):
       -           -             -        100         100  Federal Home
                                                           Loan Mortgage
                                                           Corporation,
                                                           5.50%, Strike @
                                                           73.00
                                                           Exp. 1/6/09(c)                -        -            -         0         0
       -           -             -        340         340  Federal Home
                                                           Loan Mortgage
                                                           Corporation,
                                                           5.50%, Strike @
                                                           75.25
                                                           Exp. 2/6/09(c)                -        -            -         0         0
       -           -             -        300         300  Federal Home
                                                           Loan Mortgage
                                                           Corporation,
                                                           6.00%, Strike @
                                                           68.00
                                                           Exp. 2/6/09(c)                -        -            -         0         0
       -           -             -        300         300  Federal Home
                                                           Loan Mortgage
                                                           Corporation,
                                                           5.00%, Strike @
                                                           71.25
                                                           Exp. 2/6/09(c)                -        -            -         0         0
       -           -             -        850         850  Federal
                                                           National
                                                           Mortgage
                                                           Association,

                                      321
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



                                                           5.00%, Strike @
                                                           47.00
                                                           Exp. 1/6/09(c)                -        -            -         0         0
       -           -             -      1,200       1,200  Federal
                                                           National
                                                           Mortgage
                                                           Association,

                                                           5.00%, Strike @
                                                           51.00
                                                           Exp. 1/6/09(c)                -        -            -         0         0
       -           -             -        900         900  Federal
                                                           National
                                                           Mortgage
                                                           Association,
                                                           5.00%, Strike @
                                                           65.00
                                                           Exp. 2/6/09(c)                -        -            -         0         0
       -           -             -        900         900  Federal
                                                           National
                                                           Mortgage
                                                           Association,
                                                           5.50%, Strike @
                                                           55.00
                                                           Exp. 1/6/09(c)                -        -            -         0         0
       -           -             -         20          20  Federal
                                                           National
                                                           Mortgage
                                                           Association,
                                                           5.50%, Strike @
                                                           60.00
                                                           Exp. 1/6/09(c)                -        -            -         0         0
       -           -             -        400         400  Federal
                                                           National
                                                           Mortgage
                                                           Association,
                                                           5.50%, Strike @
                                                           64.00
                                                           Exp. 1/6/09(c)                -        -            -         0         0
       -           -             -      2,200       2,200  Federal
                                                           National
                                                           Mortgage
                                                           Association,
                                                           5.50%, Strike @
                                                           65.00
                                                           Exp. 1/6/09(c)                -        -            -         0         0
       -           -             -        200         200  Federal
                                                           National
                                                           Mortgage
                                                           Association,
                                                           6.00%, Strike @
                                                           80.25
                                                           Exp. 2/6/09(c)                -        -            -         0         0
       -           -             -        390         390  Federal
                                                           National
                                                           Mortgage
                                                           Association,

                                      322
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



                                                           6.00%, Strike @
                                                           68.00
                                                           Exp. 2/6/09(c)                -        -            -         0         0
       -           -             -        200         200  Federal
                                                           National
                                                           Mortgage
                                                           Association,
                                                           6.00%, Strike @
                                                           80.50
                                                           Exp. 2/6/09(c)                -        -            -         0         0
       -           -             -        100         100  September FNMA
                                                           5.00%, Strike @
                                                           94.14
                                                           Exp. 2/16/09(c)               -        -            -    73,585    73,585
Total Put Options
Purchased
                                                                                ---------- -------- ------------ --------- ---------
                                                                                ---------- -------- ------------ --------- ---------
(Cost $39,334)                                                                           -        -            -    73,585    73,585
                                                                                ---------- -------- ------------ --------- ---------
                                                                                ---------- -------- ------------ --------- ---------

INVESTMENT COMPANY
(3.2%):
7,552,813   1,966,265    1,890,177  2,445,555  13,854,810  Dreyfus
                                                           Treasury Prime
                                                           Cash
                                                           Management,         7,552,813  1,966,265  1,890,177  2,445,555 13,854,810
                                                           0.17%(d)
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 ---------- -------- ------------ --------- --------
Total Investment
Company
(Cost $13,854,810)                                                             7,552,813  1,966,265  1,890,177  2,445,555 13,854,810
                                                                                ---------- -------- ------------ --------- ---------
                                                                                ---------- -------- ------------ --------- ---------
Total Investment
Securities ^
(Cost                                                                     256,253,089 56,647,086 56,164,818  155,757,344 524,822,337
$587,085,179)(f)--120.4%
Net other assets                                                               556,958    98,265    207,404 (89,855,883)(88,993,256)
(liabilities)--
20.4%
                                                                                 ---------- -------- ------------ --------- --------
                                                                                 --------   -------- --------- ---------   ---------
Adjustments for                                                                  -            -           -           -    (179,000)
Reorganization Fees
                                                                                            ======== ============ ========= ========
                                                                                            -------- ------------ --------- --------
Net Assets --                                                          $256,810,047 $56,745,351 $56,372,222 $65,901,461 $435,650,081
100.0%
                                                                                            ======== ============ ========= ========
                                                                                 ========== ======== ============ ========= ========


                                      323
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

Percentages indicated are based on net assets as of December 31, 2008.

* Non-income producing security

** The rate presented represents the effective yield at time of purchase. + Investment securities are segregated as collateral. The aggregate fair value of these securities is $69,595,913.

^ No adjustments have been made to the Total Investments in the unadited pro forma combined statements of assets and liabilities because upon consummation of the merger, securities would have to be sold in order for the AZL S&P 500 Index Fund to coply with its prospectus restrictions.

 The foregoing sentence shall not restrict in any way the ability of the investment adviser of either of the funds from buying or selling securities in the normal course of such fund's business and operations. FNMA--Federal National Mortgage Association FSA--Insured by Federal Financial Security Assurance LIBOR--Represents the London InterBank Offered Rate LLC--Limited Liability Co.
LP--Limited Partnership
PLC--Public Liability Co.

TBA--To be announced, Represents 88.9% of the Fund's net assets.
(a) Variable rate security. The rate presented represents the rate in effect at December 31, 2008. The date presented represents the final maturity date.

(b)
Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investor. The subadviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(c) Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The subadviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2008, these securities represent 1.0% of the net assets of the Fund.

(d) The rate presented represents the effective yield at December 31, 2008.

(e) Defaulted Bond. In connection with the Lehman Brothers Holdings, Inc. bankruptcy filing announcement on September 15, 2008, the Fund stopped accruing prospective interest amounts on that date.

(f) Represents the estimate
reorganization fees and expenses that are to be expected to be paid by the Funds.

(g) Cost for federal income tax purposes is $618,924,789. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation     $15,364,977
Unrealized depreciation
                            (109,467,429)
                            -----------
                            -----------
Net unrealized              $(94,102,452)
depreciation

AZL S&P 500 Index Fund

FUTURES CONTRACTS
Securities with an aggregate fair value of $1,049,225 have been segregated with the broker to cover margin requirements for the following open contracts as of December 31, 2008.

                                                               UNREALIZED
                                        EXPIRATION  NUMBER OF  APPRECIATION/
DESCRIPTION                       TYPE       DATE   CONTRACTS  (DEPRECIATION)



S&P 500 Index E-Mini
March Futures                     Long       3/09         196   $208,006

AZL TargetPLUS Equity Fund

                                      324
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

As of December 31, 2008 the Fund's open foreign currency exchange contracts were as follows:

                              DELIVERY   CONTRACT   FAIR       APPRECIATION/
LONG CONTRACTS                    DATE     AMOUNT    VALUE     (DEPRECIATION)


Received 106,762 British      1/2/2009               $153,460   $(3,512)
Sterling Pounds in                       $156,972
exchange for U.S. Dollars
Received 1,568,565 Hong       1/2/2009    202,398     202,395        (3)
Kong Dollars in exchange
for U.S. Dollars
                                                               ----------
                                                               ----------
                                                                $(3,515)
                                                               ==========
                                                               ==========

AZL PIMCO Fundamental
IndexPLUS Total Return
Fund

As of December 31, 2008 the Fund's open foreign currency exchange contracts were as follows:

LONG CONTRACTS               DELIVERY   CONTRACT      FAIR     APPRECIATION/
                               DATE      AMOUNT       VALUE    (DEPRECIATION)

Received 54,000 United Arab Emirates Dirham in exchange for U.S.
Dollars                     4/16/2009    $14,974    $14,645       $(329)
Received 510,284             6/2/2009    268,218    208,487     (59,731)
Brazilian Real in
exchange for U.S. Dollars
Received 5,515,337          7/15/2009    850,000    795,169     (54,831)
Chinese Renminbi in
exchange for U.S. Dollars
Received 1,274,552           9/8/2009    183,977    183,515        (462)
Chinese Renminbi in
exchange for U.S. Dollars
Received 223,875 European   1/13/2009    301,531    310,968        9,437
Euro in exchange for U.S.
Dollars
Received 456,800,000        3/31/2009    43,397      40,786      (2,611)
Indonesian Rupiah in

                                      325
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information
exchange for U.S. Dollars
Received 14,879,339          4/9/2009    296,620    303,080        6,460
Indian Rupee in exchange
for U.S. Dollars
Received 4,894,000           1/8/2009    51,282      54,010        2,728
Japanese Yen in exchange
for U.S. Dollars
Received 4,000 Kuwaiti      4/16/2009    15,323      14,262      (1,061)
Dinar in exchange for
U.S. Dollars
Received 644,019            2/12/2009    191,829    186,017      (5,812)
Malaysian Ringgit in
exchange for U.S. Dollars
Received 247,570            4/14/2009    70,000      71,497        1,497
Malaysian Ringgit in
exchange for U.S. Dollars
Received 7,256,090           2/6/2009    157,430    152,162      (5,268)
Philippine Peso in
exchange for U.S. Dollars
Received 3,871,300           5/6/2009    80,000      80,749          749
Philippine Peso in
exchange for U.S. Dollars
Received 3,521,000           5/6/2009    146,224    102,232     (43,992)
Russian Ruble in exchange
for U.S. Dollars
Received 55,600 Saudi       4/16/2009    15,029      14,811        (218)
Arabian Riyal in exchange
for U.S. Dollars
Received 88,188 Singapore   1/16/2009    60,000      61,198        1,198
Dollars in exchange for
U.S. Dollars
Received 449,169            4/14/2009    306,212    311,468        5,256
Singapore Dollars in
exchange for U.S. Dollars
Received 57,856 Singapore   7/30/2009    40,000      40,118          118
Dollars in exchange for
U.S. Dollars

                                      326
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

                                                               ----------
                                                               ----------
                                                               $(146,872)
                                                               ==========
                                                               ==========



                                                                APPRECIATION/
SHORT CONTRACTS              DELIVERY   CONTRACT   FAIR VALUE  (DEPRECIATION)
---------------                DATE     AMOUNT

Delivered 54,000 United Arab Emirates Dirham in exchange for U.S.
Dollars                     4/16/2009    $14,615    $14,645        $(30)
Delivered 152,000           1/22/2009    98,443     105,660      (7,217)
Australian Dollars in
exchange for U.S. Dollars
Delivered 368,146            2/3/2009    152,621    155,953      (3,332)
Brazilian Real in
exchange for U.S. Dollars
Delivered 92,900             6/2/2009    36,575      37,956      (1,381)
Brazilian Real in
exchange for U.S. Dollars
Delivered 4,269,962         7/15/2009    603,936    615,618     (11,682)
Chinese Renminbi in
exchange for U.S. Dollars
Delivered 620,000           1/13/2009    783,084    861,194     (78,110)
European Euro in exchange
for U.S. Dollars
Delivered 592,000 British   1/13/2009    877,557    850,581       26,976
Sterling Pounds in
exchange for U.S. Dollars
Delivered 456,800,000       3/31/2009    37,341      40,786      (3,445)
Indonesian Rupiah in
exchange for U.S. Dollars
Delivered 14,879,339         4/9/2009    289,704    303,080     (13,376)
Indian Rupee in exchange
for U.S. Dollars
Delivered 5,872,857          1/8/2009    62,000      64,813      (2,813)
Japanese Yen in exchange
for U.S. Dollars
Delivered 4,000 Kuwaiti     4/16/2009    14,000      14,262        (262)
Dinar in exchange for
U.S. Dollars
Delivered 38,691            2/19/2009    10,800      11,174        (374)
Malaysian Ringgit in

                                      327
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information
exchange for U.S. Dollars
Delivered 247,570           4/14/2009    67,347      71,497      (4,150)
Malaysian Ringgit in
exchange for U.S. Dollars
Delivered 605,328           2/12/2009    167,769    174,842      (7,073)
Malaysian Ringgit in
exchange for U.S. Dollars
Delivered 7,256,090          2/6/2009    145,461    152,162      (6,701)
Philippine Peso in
exchange for U.S. Dollars
Delivered 3,871,300          5/6/2009    76,690      80,749      (4,059)
Philippine Peso in
exchange for U.S. Dollars
Delivered 3,521,000          5/6/2009    144,966    102,232       42,734
Russian Ruble in exchange
for U.S. Dollars
Delivered 55,600 Saudi      4/16/2009    14,740      14,811         (71)
Arabian Riyal in exchange
for U.S. Dollars
Delivered 88,188            1/16/2009    59,580      61,198      (1,618)
Singapore Dollars in
exchange for U.S. Dollars
Delivered 449,169           4/14/2009    300,941    311,469     (10,528)
Singapore Dollars in
exchange for U.S. Dollars
Delivered 57,856            7/30/2009    38,040      40,118      (2,078)
Singapore Dollars in
exchange for U.S. Dollars
                                                               ----------
                                                               ----------
                                                               $(88,590)
                                                               ==========
                                                               ==========

As of December 31, 2008 the Fund's open future contracts were as follows:

                                                                 UNREALIZED
FUTURES CONTRACTS                      EXPIRATION   NUMBER OF    APPRECIATION/
DESCRIPTION                  TYPE        DATE       CONTRACTS   (DEPRECIATION)

Euro Eribor March Futures      Long       3/09         3         $31,678

                                      328
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

Euro Eribor June Futures       Long       6/09         2          22,509
90-Day British Sterling        Long       3/09         30        260,646
Pound March Futures
90-Day British Sterling        Long       6/09         24        206,759
Pound June Futures
90-Day British Sterling        Long       12/09        1           5,363
Pound December Futures
90-Day Eurodollar March        Long       3/10         29        214,600
Futures
90-Day Eurodollar March        Long       3/09         88        591,888
Futures
90-Day Eurodollar June         Long       6/10         1           5,538
Futures
90-Day Eurodollar June         Long       6/09         57        313,000
Futures
90-Day Eurodollar              Long       9/10         1           5,712
September Futures
90-Day Eurodollar              Long       9/09         62        447,712
September Futures
90-Day Eurodollar              Long       12/09        35        246,925
December Futures
U.S. Treasury 5-Year Note      Long       3/09         42       (24,688)
March Futures
U.S. Treasury 2-Year Note      Long       3/09         5           6,703
March Futures
U.S. Treasury 10-Year          Long       3/09         91        234,656
Note March Futures
                                                               ----------
                                                               ----------
                                                               $2,569,001
                                                               ==========
                                                               ==========

TOTAL RETURN SWAPS AT
DECEMBER 31, 2008:

                            RECEIVE                                       UNREALIZED
                            TOTAL                  EXPIRATION  NOTIONAL   APPRECIATION/
COUNTERPARTY                RETURN      PAY        DATE        AMOUNT     (DEPRECIATION)

Merrill Lynch & Co., Inc.   Enhanced    1-month
                            RAFI 1000   USD LIBOR
                            Total        plus        10/15/09
                            Return      0.20%                  $493,682   $1,528,959
                            Index
Credit Suisse First Boston   Enhanced   1-month
                            RAFI 1000   USD LIBOR
                            Total        plus        10/15/09   207,618     796,055
                            Return      0.20%
                            Index
Credit Suisse First Boston   Enhanced   1-month
                            RAFI 1000   USD LIBOR
                            1000         plus        03/13/09   71,293      449,586

                                      329
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



                            Total       0.20%
                            Return
                            Index
Merrill Lynch & Co., Inc.    Enhanced   1-month
                            RAFI 1000   USD LIBOR
                            Total        plus        09/15/09   52,381    (1,722,400)
                            Return      0.23%
                            Index
                                                                          ------------
                                                                          ------------

                                                                          $1,052,200

Credit Default Swaps at
December 31, 2008

CREDIT DEFAULT SWAPS ON
CORPORATE AND SOVEREIGN
ISSUES                                                                                                   UNREALIZED      IMPLIED
                            REFERENCE   BUY/SELL   (PAY)/RECEIVEXPIRATION  NOTIONAL           MARKET    (DEPRECIATION)   CREDIT
COUNTERPARTY                  ENTITY    PROTECTION(FIXED RATE    DATE      AMOUNT(2)          VALUE     APPRECIATION/   SPREAD(3)


Citibank                     General       Sell      1.10%       6/20/10   $100,000          $ (4,738)     $ (4,708)      4.50%
                            Electric
                            Corp.
Barclays Capital             General       Sell       0.85       6/20/10    100,000            (5,088)       (5,064)      4.50%
                            Electric
                            Corp.
BNP Paribas                  General       Sell       1.10      12/20/09    200,000            (6,550)       (6,451)      4.55%
                            Electric
                            Corp.
Deutsche Bank Group          General       Sell       1.02       6/20/10    100,000            (4,850)       (4,822)      4.50%
                            Electric
                            Corp.
Goldman Sachs                General       Sell       8.90       3/20/13    100,000           (73,411)      (73,114)     79.34%
                            Electric
                            Corp.
Deutsche Bank Group                        Sell       0.88       3/20/13   3,000,000         (264,675)     (263,795)      3.30%
                            Berkshire
                            Hathaway
                            Finance
                            Cor
Credit Suisse First
Boston                       Federal       Sell       0.30       2/20/09    700,000            (2,048)       (2,048)      2.38%
                            Republic
                            of Panama
Morgan Stanley                             Sell       0.61       2/20/09    400,000           (19,636)      (19,636)     36.42%
                            Government
                            of
                            Ukraine
Barclays Capital             Federal       Sell       0.37       3/20/09    700,000            (5,715)       (5,715)      4.13%
                            Republic
                            of
                            Indonesia
Morgan Stanley               Federal       Sell       0.31       3/20/09    300,000              (524)         (258)      1.11%
                            Republic
                            of Peru
Goldman Sachs                General       Sell       9.05       3/20/13    100,000           (73,254)      (72,953)     79.34%
                            Motors
                            Corp.
Goldman Sachs                General       Sell       5.00       6/20/13    800,000          (622,608)     (479,275)     77.71%
                            Motors
                            Corp.
Merrill Lynch                General       Sell       1.08      12/20/09    200,000            (6,512)       (6,489)      4.55%
                            Motors
                            Corp.
                                                                          ------------      ----------- -------------
                                                                          ------------      ----------- -------------
                                                                          $6,800,000        $(1,089,609) $ (944,328)
                                                                          ============      =========== =============
                                                                          ============      =========== =============

                                      330
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

CREDIT DEFAULT SWAPS ON
CREDIT INDICES



                                                        (PAY)/RECEIVE                                               UNREALIZED
                                  REFERENCE  BUY/SELL    FIXED      EXPIRATION    NOTIONAL               MARKET   APPRECIATION/
COUNTERPARTY                        ENTITY   PROTECTION  RATE       DATE          AMOUNT(2)              VALUE(4)  (DEPRECIATION)
------------                        ------   ---------   ----       ----          ---------              --------  --------------
Deutsche Bank
Group                              CDX IG11     Sell        1.50%  12/20/13       $200,000               $(3,994)      $567
                                  Future
Citibank                           HY 8         Sell         2.14   6/20/12        500,000               (85,422)  (85,065)
                                  Year 100
                                  25-35%
                                  Future
Morgan Stanley                     IG-9 10       Buy       (0.80)  12/20/17         97,600                  4,983   (3,850)
                                  Year
                                  Future
Deutsche Bank
Group                              IG9 5        Sell         0.71  12/20/12        388,914                  2,151     2,243
                                  Year
                                  30-100%
                                  Future
Goldman Sachs                      IG9 10       Sell         0.55  12/20/17         97,228                    531       546
                                  Year
                                  30-100%
                                  Future
                                                                             --------------             ---------- ---------
                                                                             --------------             ---------- ---------
                                                                                $1,283,742              $(81,751)  $(85,559)
                                                                             ==============             ========== =========
                                                                             ==============             ========== =========


(1) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the related defaulted reference entities and take delivery of the reference entities or (ii) pay a net amount equal to the notional amount of the related defaulted reference entities less their recovery value. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the related defaulted reference entities and deliver the reference entities or (ii) receive a net amount equal to the notional amount of the related defaulted reference entities less their recovery value.







(2) The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.


(3) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.






(4) The market value of credit default swap agreements on credit indices serve

                                      331
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information
as an indicator of the current status of the payment/performance risk for the credit derivative as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.





INTEREST RATE SWAPS AT DECEMBER 31, 2008








                                       (PAY)/
                                      RECEIVE                                        UNREALIZED
                  FLOATING RATE      FLOATING     FIXED   EXPIRATION NOTIONAL       APPRECIATION/
  COUNTERPARTY          INDEX            RATE     RATE     DATE      AMOUNT       (DEPRECIATION)
 ------------          -----            ----       ----     ----      ------        -------------
Morgan Stanley     Brazil Cetip         Pay       12.78%   1/4/10                       $(827)
                     Interbank                                       $300.000
                   Deposit Rate
Union Bank of      Brazil Cetip         Pay       12.41    1/4/10     200,000            821
Switzerland          Interbank
                   Deposit Rate
Credit Suisse    6-Month GBP LIBOR      Pay        5.00    6/15/09    100,000           3,560
First Boston
Barclays         6-Month GBP LIBOR      Pay        6.00    3/20/09    300,000          (2,583)
Capital
Royal Bank of    6-Month GBP LIBOR    Receive      4.00   12/15/36    100,000          (37,565)
Scotland
Merrill Lynch      Brazil Cetip         Pay       12.95    1/4/10     100,000           8,413
& Co.                Interbank
                   Deposit Rate
Goldman Sachs    6-Month GBP LIBOR      Pay        5.00    6/15/09    600,000           20,855
Group
Barclays         6-Month GBP LIBOR      Pay        5.00    6/15/09    300,000           12,381
Capital
Barclays           Brazil Cetip         Pay       11.36    1/4/10     300,000           1,691
Capital              Interbank
                   Deposit Rate
Goldman Sachs      Brazil Cetip         Pay       11.470   1/4/10     100,000           1,734
Group                Interbank
                   Deposit Rate
Merrill Lynch      Brazil Cetip         Pay       11.43    1/4/10     200,000           3,429
& Co.                Interbank
                   Deposit Rate
Royal Bank of    6-Month GBP LIBOR      Pay        6.00    3/20/09    200,000          (1,815)
Scotland
Morgan Stanley     Brazil Cetip         Pay       12.67    1/4/10     200,000           1,080
                     Interbank
                   Deposit Rate
Union Bank of      Brazil Cetip         Pay       10.58    1/2/12     400,000           3,931
Switzerland          Interbank
                   Deposit Rate
Merrill Lynch      Brazil Cetip         Pay       11.98    1/2/12     400,000           1,095
& Co.                Interbank
                   Deposit Rate
Citibank         3-Month USD LIBOR    Receive      3.00    6/17/29    500,000           32,109
Barclays           Brazil Cetip         Pay       12.54    1/2/12     200,000           1,179
Capital              Interbank
                   Deposit Rate
Union Bank of      Brazil Cetip         Pay       12.54    1/2/12     200,000            (53)
Switzerland          Interbank
                   Deposit Rate
Merrill Lynch      Brazil Cetip         Pay       12.54    1/2/12     400,000           1,980
& Co.                Interbank

                                      332
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information


                   Deposit Rate
Deutsche Bank    3-Month USD LIBOR    Receive      3.00    6/17/29   1,200,000          48,725
AG
Union Bank of         3-Month           Pay        7.50    3/15/10    100,000           3,218
Switzerland       Australian Bank
                     Bill Rate
Royal Bank of    3-Month USD LIBOR    Receive      3.00    6/17/29    300,000           7,686
Scotland
Union Bank of         3-Month           Pay        7.00    6/15/10   2,400,000          50,536
Switzerland       Australian Bank
                     Bill Rate
Merrill Lynch    3-Month USD LIBOR    Receive      5.00   12/17/38    800,000         (287,029)
& Co.
Morgan Stanley   3-Month USD LIBOR    Receive      5.00   12/17/38   2,300,000       (1,095,673)
Merrill Lynch    3-Month USD LIBOR      Pay        4.00    6/17/11    800,000           18,258
& Co.
Morgan Stanley   3-Month USD LIBOR    Receive      5.00   12/17/28    100,000          (32,689)
Deutsche Bank    6-Month GBP LIBOR    Receive      4.00   12/15/36    300,000         (133,838)
AG
Royal Bank of    3-Month USD LIBOR      Pay        4.00    6/17/11   3,000,000          31,089
Scotland
Deutsche Bank    3-Month USD LIBOR      Pay        4.00    6/17/11    100,000           1,385
AG
Bank of America  3-Month USD LIBOR    Receive      5.00   12/17/28    200,000          (69,633)
Royal Bank of    3-Month USD LIBOR    Receive      5.00   12/17/28    100,000          (34,397)
Scotland
Citibank North   3-Month USD LIBOR    Receive      5.00   12/17/38   1,200,000        (565,473)
America
Union Bank of         6-Month           Pay        7.50    3/15/11    700,000           31,060
Switzerland       Australian Bank
                     Bill Rate
Bank of America  3-Month USD LIBOR    Receive      5.00   12/17/38    500,000         (210,152)
Royal Bank of    3-Month USD LIBOR    Receive      5.00   12/17/38   5,000,000       (1,736,515)
Scotland
HSBC Bank USA    6-Month GBP LIBOR      Pay        5.00    9/17/13    200,000           19,412
Goldman Sachs    6-Month GBP LIBOR      Pay        6.00    6/19/09   1,500,000          35,581
Group
Goldman Sachs    6-Month GBP LIBOR    Receive      5.50   12/15/36    100,000          (40,909)
Group
BNP Paribas      6-Month EUR LIBOR      Pay        4.50    3/18/14    200,000           18,678
Deutsche Bank    3-Month USD LIBOR    Receive      5.00   12/17/38    900,000         (418,511)
AG
Royal Bank of    3-Month USD LIBOR      Pay        4.00    6/17/10   1,100,000          31,341
Scotland
Barclays         3-Month USD LIBOR      Pay        4.00   12/16/10    200,000           4,336
Capital
Royal Bank of    6-Month GBP LIBOR      Pay        5.25    3/18/14    100,000           14,001
Scotland
Goldman Sachs    6-Month GBP LIBOR      Pay        5.25    3/18/14    100,000           13,943
Group
Morgan Stanley   3-Month USD LIBOR      Pay        4.00    6/17/10    800,000           23,064
                                                                                    --------------
                                                                                    --------------
                                                                                     (4,221,091)
                                                                                    ==============

                                      333
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

WRITTEN OPTIONS OUTSTANDING ON DECEMBER 31, 2008:

                             EXERCISE EXPIRATION NUMBER OF               FAIR
SECURITY DESCRIPTION         PRICE     DATE      CONTRACTS     PREMIUM   VALUE
--------------------         -----     ----     ---------     -------   -----
Put - IMM Eurodollar Time       $98    3/17/09       (4)      $(1,115)  $(225)
Deposit March Future
Put - IMM Eurodollar Time       98     3/17/09       (3)      (1,329)    (263)
Deposit March Future
Put - IMM Eurodollar Time       99     3/17/09       (7)      (1,008)   (1,006)
Deposit March Future
Put - CBOT U.S. 5 Year         118     2/21/09       (7)      (4,022)   (5,961)
Treasury Note February
Future
Put - CBOT U.S. 10 Year        124     2/21/09       (3)      (3,649)   (4,921)
Treasury Note March Future
                                                              --------- --------
                                                              --------- --------
                                                             $(11,123) $(12,376)
                                                              ========= ========
                                                              ========= ========

                           WRITTEN SWAP OPTIONS OUTSTANDING ON DECEMBER 31, 2008:

                                                       PAY/RECEIVE    EXERCISE EXPIRATION NUMBER OF         FAIR
DESCRIPTION                          COUNTERPARTY     FLOATING INDEX   RATE      DATE     CONTRACTS        PREMIUM  VALUE
-----------                          ------------     --------------   ----      ----    ---------         ------   -----
Call---OTC 7-Year Interest Rate   Barclay's Capital   Rec---3-month    4.60%    2/2/09     (100)           $(32,10  $(143,912)
Swap                                                    USD-LIBOR
Call---OTC 7-Year Interest Rate     Royal Bank of     Rec---3-month    4.25     2/2/09     (220)           (66,330  (266,818)
Swap                                   Scotland         USD-LIBOR
Call---OTC 5-Year Interest Rate   Barclay's Capital   Rec---3-month    4.15     8/3/09      (60)           (15,060  (52,563)
Swap                                                    USD-LIBOR
Call---OTC 7-Year Interest Rate     Royal Bank of     Rec---3-month    4.40     8/3/09     (200)           (65,040  (247,528)
Swap                                   Scotland         USD-LIBOR
Call---OTC 5-Year Interest Rate     Merrill Lynch     Rec---3-month    4.40     8/3/09     (260)           (85,800  (321,786)
Swap                                                    USD-LIBOR
Call---OTC 5-Year Interest Rate   Barclay's Capital    Pay--3-month    2.75    5/22/09      (50)           (3,612)  (5,189)
Swap                                                    USD LIBOR
                                                                                                           ------ -------
                                                                                                           ------ -------
                                                                                                        $(267,942)  $(1,037,795)
                                                                                                           ====== =======
                                                                                                           ====== =======



                                      334
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

      AZL VAN KAMPEN GLOBAL FRANCHISE FUND
      SCHEDULE OF PORTFOLIO INVESTMENTS PRO FORMA
      DECEMBER 31, 2008
      (UNAUDITED)

                                                                           AZL VAN
                           AZL                                             KAMPEN
        AZL VAN KAMPEN     OPPENHEIMER                                     GLOBAL       AZL
      GLOBAL FRANCHISE     GLOBAL                                          FRANCHISE    OPPENHEIMER
            FUND           FUND        PRO FORMA                           FUND         GLOBAL FUND   PRO FORMA
                           SHARES       COMBINED
                           OR           SHARES OR
                           PRINCIPAL    PRINCIPAL          SECURITY                                   COMBINED
            SHARES         AMOUNT        AMOUNT         DESCRIPTION       FAIR VALUE    FAIR VALUE    FAIR VALUE
     -------------------- ---------- --------------- ------------------- ------------- ------------- -------------

     COMMON STOCKS (96.3%):
     AEROSPACE & DEFENSE (1.5%):
                       -     11,240          11,240  Boeing Co. (The)             $ -     $ 479,611     $ 479,611
                                                     Empresa
                                                     Brasileira de
                       -     40,200          40,200  Aeronautica
                                                     SA, ADR                        -       651,642       651,642
                                                     European
                                                     Aeronautic
                       -     69,630          69,630  Defence and
                                                     Space Co.                      -     1,175,429     1,175,429
                                                     Lockheed Martin
                       -      8,310           8,310  Corp.                          -       698,705       698,705
                                                     Northrop Grumman
                       -     11,020          11,020  Corp.                          -       496,341       496,341
                       -     19,900          19,900  Raytheon Co.                   -     1,015,696     1,015,696
                                                                         ------------- ------------- -------------
                                                                                    -     4,517,424     4,517,424
                                                                         ------------- ------------- -------------
     AIR FREIGHT & LOGISTICS
     (0.3%):
                       -     41,300          41,300  TNT NV                         -       793,127       793,127
                                                                         ------------- ------------- -------------
     AUTOMOBILES (1.9%):
                                                     Bayerische
                                                     Motoren Werke AG
                       -     29,134          29,134  (BMW)                          -       910,362       910,362
                                                     Bayerische
                                                     Motoren Werke
                       -     10,923          10,923  (BMW)                          -       217,649       217,649
                                                     Harley-Davidson,
                 199,828          -         199,828  Inc.                   3,391,081             -     3,391,081
                       -      6,259           6,259  Porsche AG                     -       495,908       495,908
                       -     25,000          25,000  Toyota Motor Corp.             -       818,501       818,501
                                                                         ------------- ------------- -------------

                                                                            3,391,081     2,442,420     5,833,501
                                                                         ------------- ------------- -------------




                                      335
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information


     BEVERAGES (6.8%):
                                                     Brown-Forman
                  99,359          -          99,359  Corp., Class B         5,115,995             -     5,115,995
                 892,967          -         892,967  C&C Group plc          1,807,864             -     1,807,864
                                                     Companhia de
                       -     16,790          16,790  Bebidas das
                                                     Americas, ADR,
                                                     Preferred Shares               -       743,965       743,965
                 383,372     44,304         427,676  Diageo plc             5,331,612       616,142     5,947,754
                                                     Fomento Economico
                       -    387,800         387,800  Mexicano,
                                                     SAB de CV                      -     1,159,627     1,159,627
                                                     Grupo Modelo, SA
                       -    172,390         172,390  de CV,
                                                     Series C                       -       547,867       547,867
                  72,035          -          72,035  Pernod-Ricard SA       5,341,176             -     5,341,176
                                                                         ------------- ------------- -------------

                                                                           17,596,647     3,067,601    20,664,248
                                                                         ------------- ------------- -------------
     BIOTECHNOLOGY (0.3%):
                                                     Acadia
                                                     Pharmaceuticals,
                       -     16,600          16,600  Inc.*                          -        14,940        14,940
                       -     14,700          14,700  InterMune, Inc.*               -       155,526       155,526
                                                     Regeneron
                                                     Pharmaceuticals,
                       -      9,800           9,800  Inc.*                          -       179,928       179,928
                                                     Seattle Genetics,
                       -     27,600          27,600  Inc.*                          -       246,744       246,744
                       -     24,400          24,400  Theravance, Inc.*              -       302,316       302,316
                                                                         ------------- ------------- -------------
                                                                                    -       899,454       899,454
                                                                         ------------- ------------- -------------
     BUILDING PRODUCTS (0.4%):
                                                     Assa Abloy AB,
                       -    116,800         116,800  Class B                        -     1,326,014     1,326,014
                                                                         ------------- ------------- -------------
     CHEMICALS (1.5%):
                                                     Scotts Co., Class
                 156,216   -                         A                      4,642,740             -     4,642,740
                                                                         ------------- ------------- -------------

                                      336
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



     COMMERCIAL BANKS (1.5%):
                                                     Credit Suisse
                       -     49,350          49,350  Group                          -     1,353,218     1,353,218
                       -    121,190         121,190  HSBC Holdings plc              -     1,163,369     1,163,369
                                                     ICICI Bank, Ltd.,
                       -        500             500  ADR                            -         9,625         9,625
                                                     Royal Bank of
                       -    346,190         346,190  Scotland Group plc             -       250,204       250,204
                       -     11,662          11,662  Societe Generale               -       590,585       590,585
                                                     Sumitomo Mitsui
                                                     Financial Group,
                       -        247             247  Inc.(a)                        -     1,083,879     1,083,879
                                                                         ------------- ------------- -------------
                                                                                    -     4,450,880     4,450,880
                                                                         ------------- ------------- -------------
     COMMERCIAL SERVICES & SUPPLIES (3.0%):

               1,326,413          -       1,326,413  Experian plc           8,304,549             -     8,304,549
                       -     18,500          18,500  Secom Co., Ltd.                -       953,120       953,120
                                                                         ------------- ------------- -------------

                                                                            8,304,549       953,120     9,257,669
                                                                         ------------- ------------- -------------
     COMMUNICATIONS EQUIPMENT (2.3%):
                       -     87,870          87,870  Corning, Inc.                  -       837,401       837,401
                                                     Juniper Networks,
                       -    105,670         105,670  Inc.*                          -     1,850,282     1,850,282
                       -     50,780          50,780  Tandberg ASA                   -       559,340       559,340
                                                     Ericsson LM,
                       -    504,870         504,870  Class B                        -     3,874,285     3,874,285
                                                     Wire and Wireless
                       -    126,900         126,900  India, Ltd.*                   -        32,283        32,283
                                                                         ------------- ------------- -------------

                                                                                    -     7,153,591     7,153,591
                                                                         ------------- ------------- -------------
     CONSUMER FINANCE (0.4%):
                       -    105,400         105,400  SLM Corp.*                     -       938,060       938,060
                                                     Sony Financial
                       -        111             111  Holdings, Inc.                 -       426,357       426,357
                                                                         ------------- ------------- -------------

                                                                                    -     1,364,417     1,364,417
                                                                         ------------- ------------- -------------

                                      337
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



     DIVERSIFIED CONSUMER SERVICES (2.8%):
                                                     Career Education
                 209,537          -         209,537  Corp.*                 3,759,094             -     3,759,094
                                                     Weight Watchers
                                                     International,
                 165,015          -         165,015  Inc.                   4,854,741             -     4,854,741
                                                                         ------------- ------------- -------------

                                                                            8,613,835             -
                                                                                                        8,613,835
                                                                         ------------- ------------- -------------
     DIVERSIFIED FINANCIAL SERVICES (1.7%):
                       -     51,850          51,850  3I Group plc                   -       204,216       204,216
                       -     29,400          29,400  Citigroup, Inc.                -       197,274       197,274
                       -        500             500  CME Group, Inc.                -       104,055       104,055
                                                     Investor AB, B
                       -     71,153          71,153  Shares                         -     1,071,348     1,071,348
                 174,543          -         174,543  Moody's Corp.          3,506,569             -     3,506,569
                                                                         ------------- ------------- -------------
                                                                            3,506,569     1,576,893     5,083,462
                                                                         ------------- ------------- -------------
     ELECTRIC UTILITIES (0.3%):
                       -     42,100          42,100  Fortum OYJ                     -       904,180       904,180
                                                                         ------------- ------------- -------------
     ELECTRICAL EQUIPMENT (0.4%):
                                                     Emerson Electric
                       -     21,800          21,800  Co.                            -       798,098       798,098
                                                     Mitsubishi
                       -     80,000          80,000  Electric Corp.                 -       500,727       500,727
                                                                         ------------- ------------- -------------
                                                                                    -     1,298,825     1,298,825
                                                                         ------------- ------------- -------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS (1.2%):
                       -     46,100          46,100  HOYA Corp.                     -       801,018       801,018
                       -      4,630           4,630  Keyence Corp.                  -       948,230       948,230
                       -      7,300           7,300  KYOCERA Corp.                  -       526,738       526,738
                                                     Murata
                                                     Manufacturing
                       -     28,100          28,100  Co., Ltd.                      -     1,101,759     1,101,759
                       -      7,900           7,900  Nidec Corp.                    -       307,281       307,281
                                                                         ------------- ------------- -------------

                                      338
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information




                                                                                    -     3,685,026     3,685,026
                                                                         ------------- ------------- -------------
     ENERGY EQUIPMENT & SERVICES (0.6%):
                       -     26,730          26,730  Technip SA                     -       818,810       818,810
                       -     18,672          18,672  Transocean, Ltd.*              -       882,252       882,252
                                                                         ------------- ------------- -------------

                                                                                    -     1,701,062     1,701,062
                                                                         ------------- ------------- -------------
     FOOD & STAPLES RETAILING (1.2%):
                                                     Seven & I
                       -     23,785          23,785  Holdings, Ltd.                 -       815,048       815,048
                       -    212,163         212,163  Tesco plc                      -     1,105,082     1,105,082
                                                     Wal-Mart Stores,
                       -     31,500          31,500  Inc.                           -     1,765,890     1,765,890
                                                                         ------------- ------------- -------------

                                                                                    -     3,686,020     3,686,020
                                                                         ------------- ------------- -------------
     FOOD PRODUCTS (11.9%):
                 873,842     97,385         971,227  Cadbury plc            7,647,823       852,309     8,500,132
                 105,160          -         105,160  Groupe Danone          6,346,214             -     6,346,214
                 111,684          -         111,684  Kellogg Co.            4,897,343             -     4,897,343
                                                     SFR Nestle SA,
                 195,642          -         195,642  Class B                7,714,016             -     7,714,016
                 385,989          -         385,989  Unilever plc           8,769,665             -     8,769,665
                                                                         ------------- ------------- -------------

                                                                           35,375,061       852,309    36,227,370
                                                                         ------------- ------------- -------------
     HEALTH CARE PROVIDERS & SERVICES (0.4%):
                       -     33,900          33,900  Aetna, Inc.                    -       966,150       966,150
                       -      8,900           8,900  WellPoint, Inc.*               -       374,957       374,957
                                                                         ------------- ------------- -------------

                                                                                    -     1,341,107     1,341,107
                                                                         ------------- ------------- -------------
     HOTELS, RESTAURANTS & LEISURE (2.2%):
                                                     Aristocrat
                       -     23,187          23,187  Leisure, Ltd.                  -        64,049        64,049
                       -     53,200          53,200  Carnival Corp.                 -     1,293,824     1,293,824

                                      339
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



                       -     25,000          25,000  McDonald's Corp.               -     1,554,750     1,554,750
                                                     Shuffle Master,
                       -     28,800          28,800  Inc.*                          -       142,848       142,848
                 376,750          -         376,750  Starbucks Corp.*       3,564,055             -     3,564,055
                                                                         ------------- ------------- -------------

                                                                            3,564,055     3,055,471     6,619,526
                                                                         ------------- ------------- -------------
     HOUSEHOLD DURABLES (2.5%):
                                                     Fortune Brands,
                 119,600          -         119,600  Inc.                   4,937,088             -     4,937,088
                                                     Koninklijke
                                                     Philips
                       -     63,900          63,900  Electronics NV                 -     1,242,650     1,242,650
                       -     65,200          65,200  Sony Corp.                     -     1,417,697     1,417,697
                                                                         ------------- ------------- -------------

                                                                            4,937,088     2,660,347     7,597,435
                                                                         ------------- ------------- -------------
     HOUSEHOLD PRODUCTS (7.6%):
                                                     Colgate-Palmolive
                       -     18,400          18,400  Co.                            -     1,261,136     1,261,136
                                                     Hindustan
                       -     46,200          46,200  Unilever, Ltd.                 -       238,561       238,561
                 218,000          -         218,000  Kao Corp.              6,603,145             -     6,603,145
                                                     Procter & Gamble
                 106,593          -         106,593  Co.                    6,589,579             -     6,589,579
                                                     Reckitt Benckiser
                 203,469     27,723         231,192  Group plc              7,578,279     1,032,553     8,610,832
                                                                         ------------- ------------- -------------

                                                                           20,771,003     2,532,250    23,303,253
                                                                         ------------- ------------- -------------
     INDUSTRIAL CONGLOMERATES (1.3%):
                       -     22,900          22,900  3M Co.                         -     1,317,666     1,317,666
                       -     33,819          33,819  Siemens AG                     -     2,538,062     2,538,062
                                                                         ------------- ------------- -------------

                                                                                    -     3,855,728     3,855,728
                                                                         ------------- ------------- -------------
     INSURANCE (0.7%):
                       -     25,800          25,800  AFLAC, Inc.                    -     1,182,672     1,182,672
                       -    129,890         129,890  Prudential plc                 -       790,605       790,605

                                      340
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



                                                     XL Capital, Ltd.,
                       -     68,300          68,300  Class A                        -       252,710       252,710
                                                                         ------------- ------------- -------------

                                                                                    -     2,225,987     2,225,987
                                                                         ------------- ------------- -------------
     INTERNET SOFTWARE & SERVICES (1.7%):
                 280,345    100,100         380,445  eBay, Inc.*            3,913,616     1,397,396     5,311,012
                                                                         ------------- ------------- -------------
     IT SERVICES (0.5%):
                                                     Automatic Data
                       -     42,200          42,200  Processing, Inc.               -     1,660,148     1,660,148
                                                                         ------------- ------------- -------------
     LEISURE EQUIPMENT & PRODUCTS (0.1%):
                                                     Sega Sammy
                       -     28,400          28,400  Holdings, Inc.                 -       329,619       329,619
                                                                         ------------- ------------- -------------
     MACHINERY (1.6%):
                       -      5,900           5,900  Fanuc, Ltd.                    -       419,695       419,695
                 207,490          -         207,490  Kone Oyj, B Shares     4,548,900             -     4,548,900
                                                                         ------------- ------------- -------------

                                                                            4,548,900       419,695     4,968,595
                                                                         ------------- ------------- -------------
     MEDIA (7.2%):
                                                     Dish TV India,
                       -    139,270         139,270  Ltd.*                          -        57,772        57,772
                                                     Grupo Televisa
                       -     77,700          77,700  SA, ADR                        -     1,160,838     1,160,838
                                                     McGraw-Hill Cos.,
                 136,988          -         136,988  Inc. (The)             3,176,752             -     3,176,752
                 610,914          -         610,914  Reed Elsevier NV       7,197,029             -     7,197,029
                                                     Sirius XM Radio,
                       -    608,300         608,300  Inc.*                          -        72,996        72,996
                                                     Walt Disney Co.
                       -     60,500          60,500  (The)                          -     1,372,745     1,372,745
                                                     Wolters Kluwer
                 450,965          -         450,965  CVA NV                 8,515,920             -     8,515,920
                                                     Zee Entertainment
                       -    144,300         144,300  Enterprises                    -       418,921       418,921

                                                                         ------------- ------------- -------------
                                                                           18,889,701     3,083,272    21,972,973
                                                                         ------------- ------------- -------------
     OIL, GAS & CONSUMABLE FUELS (1.0%):

                                      341
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



                       -     19,770          19,770  BP plc, ADR                    -       924,050       924,050
                                                     Husky Energy,
                       -     48,020          48,020  Inc.                           -     1,201,084     1,201,084
                       -     16,940          16,940  Total SA                       -       923,425       923,425
                                                                         ------------- ------------- -------------

                                                                                    -     3,048,559     3,048,559
                                                                         ------------- ------------- -------------
     PERSONAL PRODUCTS (1.6%):
                                                     Estee Lauder Co.,
                 159,530          -         159,530  Inc. (The),
                                                     Class A                4,939,049             -     4,939,049
                                                                         ------------- ------------- -------------
     PHARMACEUTICALS (3.7%):
                                                     Basilea
                       -      1,394           1,394  Pharmaceutica AG*              -       196,777       196,777
                       -     12,902          12,902  NicOx SA*                      -       140,881       140,881
                                                     Novartis AG,
                 120,920          -         120,920  Registered Shares      6,061,197             -     6,061,197
                       -     18,595          18,595  Roche Holding AG               -     2,863,608     2,863,608
                                                     Sanofi-Aventis
                       -     15,705          15,705  SA, ADR                        -       997,373       997,373
                                                     Shionogi & Co.,
                       -     37,000          37,000  Ltd.                           -       950,553       950,553
                                                                         ------------- ------------- -------------
                                                                            6,061,197     5,149,192    11,210,389
                                                                         ------------- ------------- -------------
     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.6%):

                       -     61,600    61,600  Altera Corp.                         -     1,029,336     1,029,336

                       -     26,700    26,700  Cree, Inc.*                          -       423,729       423,729

                       -     24,400    24,400  Linear Technology Corp.              -       539,728       539,728
                                               Maxim Integrated
                       -     60,400    60,400  Products, Inc.                       -       689,768       689,768

                                      342
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



                       -    125,429   125,429  MediaTek, Inc.                       -       848,489       848,489

                       -    619,173   619,173  Taiwan Semiconductor
                                               Manufacturing Co., Ltd.              -       848,670       848,670

                       -     49,854    49,854  Taiwan Semiconductor
                                               Manufacturing Co.,
                                               Ltd., ADR                            -       393,847       393,847

                                                                         ------------- ------------- -------------
                                                                                    -     4,773,567     4,773,567
                                                                         ------------- ------------- -------------
     SOFTWARE (2.9%):

                       -     58,100    58,100  Adobe Systems, Inc.*                 -     1,236,949     1,236,949
                                               Infosys Technologies,
                       -     58,386    58,386  Ltd.                                 -     1,352,367     1,352,367
                                               International Game
                       -     21,950    21,950  Technology                           -       260,985       260,985

                       -     75,600    75,600  Intuit, Inc.*                        -     1,798,524     1,798,524

                       -     87,500    87,500  Microsoft Corp.                      -     1,701,000     1,701,000

                       -      2,200     2,200  Nintendo Co., Ltd.                   -       845,415       845,415

                       -     47,807    47,807  SAP AG                               -     1,699,933     1,699,933

                                                                         -------------  ------------- -------------
                                                                                    -     8,895,173     8,895,173
                                                                         ------------- ------------- -------------
     SPECIALTY RETAIL (1.4%):

                                      343
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



                       -     43,940    43,940  Hennes & Mauritz AB                  -     1,717,968     1,717,968
                                               Industria de Diseno
                       -     33,100    33,100  Textil SA                            -     1,462,899     1,462,899

                       -     41,000    41,000  Tiffany & Co.                        -       968,830       968,830

                                                                         ------------- ------------- -------------
                                                                                    -     4,149,697     4,149,697
                                                                         ------------- ------------- -------------
     TEXTILES, APPAREL & LUXURY GOODS (1.0%):

                       -     87,700    87,700  Bulgari SPA                          -       547,492       547,492

                       -     73,554    73,554  Burberry Group plc                   -       235,846       235,846

                       -     25,840    25,840  LVMH Moet Hennessy Louis
                                               Vuitton SA                           -     1,735,894     1,735,894

                       -     13,700    13,700  Tod's SPA                            -       576,935       576,935
                                                                         ------------- ------------- -------------

                                                                                    -     3,096,167     3,096,167
                                                                         ------------- ------------- -------------
     TOBACCO (16.1%):
                                British American
                 647,023          -   647,023  Tobacco plc                 16,807,749             -    16,807,749
                                               Imperial Tobacco Group
                 486,722          -   486,722  plc                         12,998,709             -    12,998,709
                                               Philip Morris
                 235,697          -   235,697  International, Inc.         10,255,176             -    10,255,176

                 600,404          -   600,404  Swedish Match AB             8,599,665             -     8,599,665
                                                                         ------------- ------------- -------------

                                      344
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



                                                                           48,661,299             -    48,661,299

                                                                         ------------- ------------- -------------
     WIRELESS TELECOMMUNICATION SERVICES
     (1.2%):
                       -        267       267  KDDI Corp.                           -     1,902,097     1,902,097
                                               SK Telecom Co., Ltd.,
                       -     28,760    28,760  ADR                                  -       522,857       522,857
                                               Turkcell Iletisim
                       -     23,300    23,300  Hizmetleri AS, ADR                   -       339,714       339,714

                       -    490,195   490,195  Vodafone Group plc                   -       986,579       986,579

                                                                         ------------- ------------- -------------
                                                                                    -     3,751,247     3,751,247
                                                                         ------------- ------------- -------------

     Total Common Stocks (Cost $349,442,340)                              197,716,390    96,096,985   293,813,375
                                                                         ------------- ------------- -------------
     PREFERRED STOCKS (0.0%):
                       -        250       250  Schering-Plough Corp.                -        43,625        43,625
                                                                         ------------- ------------- -------------

     Total Preferred Stocks (Cost $38,832)                                          -        43,625        43,625
                                                                         ------------- ------------- -------------
     INVESTMENT COMPANY (3.3%):
                                               Dreyfus Treasury Prime
               7,853,731  1,881,640  9,735,371 Cash
                                               Management, 0.17%(b)         7,853,731     1,881,640     9,735,371
                                                                         ------------- ------------- -------------
     Total Investment Company
     (Cost $9,735,371)                                                      7,853,731     1,881,640     9,735,371
                                                                         ------------- ------------- -------------

                                      345
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information



     RIGHTS (0.0%):

                       -    163,555   163,555  Dish TV India, Ltd.*                 -             -             -
                                                                         ------------- ------------- -------------
     Total Rights (Cost $--)                                                         -             -             -
                                                                         ------------- ------------- -------------
     CONVERTIBLE BONDS (0.0%):
     PHARMACEUTICALS (0.0%):
                            $          $
                       -    155,000   155,000  Theravance, Inc.,
                                               3.00%, 1/15/15                       -        94,938        94,938
                                                                         ------------- ------------- -------------

     Total Convertible Bonds (Cost $155,000)                                        -        94,938        94,938
                                                                         ------------- ------------- -------------
     Total Investment Securities
     (Cost $359,371,543)(c)--99.6%                                         205,570,121    98,117,188   303,687,309
     Net other assets (liabilities)-- 0.4%                                   1,780,888     (424,867)     1,356,021
                                                                         ------------- ------------- -------------
     Adjustment for reorganization fees (d)
     - 0.0%                                                                                             (146,500)
                                                                         ------------- ------------- -------------
     Net Assets -- 100.0%
                                                                          $207,351,009   $ 97,692,321 $  304,896,830
                                                                         ============= ============= =============


Percentages indicated are based on net assets as of December 31, 2008. * Non-income producing security ADR--American Depository Receipt PLC--Public Liability Co.
SPA--Standby Purchase Agreement

(a) Security was fair valued as of December 31, 2008. Represents 0.4% of the net assets of the Fund.

(b) The rate presented represents the effective yield at December 31, 2008.


(c) Cost for federal income tax purposes is $369,700,623. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

                                      346
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

                          Unrealized
                          appreciation        $21,672,983
                          Unrealized
                          depreciation        (87,686,297)
                                              ----------
                          Net unrealized      $(66,013,314)
                          depreciation

(d) Represents the estimated reorganization fees and expenses that are to be expected to be paid by the Funds.



The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2008:

COUNTRY             PERCENTAGE

United States               35.4%
Japan                        6.8%
United Kingdom              22.2%
Sweden                       5.5%
Germany                      1.9%
Switzerland                  6.3%
France                       5.6%
Netherlands                  6.2%
Mexico                       0.9%
India                        0.7%
Ireland                      3.3%
Taiwan                       0.7%
Spain                        0.5%
Brazil                       0.5%
Panama                       0.4%
Canada                       0.4%
Italy                        0.4%
Finland                      1.7%
Norway                       0.2%
Korea                        0.2%
Turkey                       0.1%
Cayman Islands               0.1%
Australia                    0.0%
                             ----
                           100.0%


As of December 31, 2008 the Fund's open foreign currency exchange contracts were as follows:

                                      347
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information

                             Delivery  Contract    Fair        Appreciation/
SHORT CONTRACTS               DATE      AMOUNT     VALUE       (DEPRECIATION)
---------------               ----      ------     -----       --------------
Deliver 17,320,000 British
Sterling Pounds in
exchange for
U.S. Dollars                 1/26/09  $25,901,416 $24,874,720  $1,026,696



                                      347
                The Allianz Variable Insurance Products Trust -
                      Statement of Additional Information







                                     PART C

                                OTHER INFORMATION
                              _____________________

ITEM 15. INDEMNIFICATION

         The Trust's Agreement and Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in or not opposed to the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties or, in a criminal proceeding, such Trustee or officers had reasonable cause to believe their conduct was unlawful. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.




ITEM 16. EXHIBITS

Exhibit
Number          Description of Exhibit
-------         ---------------------------------------------------------------

(1)(a) Agreement and Declaration of Trust, dated July 13, 1999, filed on July 21, 1999 as Exhibit (a) to Registration Statement No. 333-83423, is incorporated by reference.


(1)(b) Agreement and Declaration of Trust dated June 16, 2004, filed on October 21, 2004 as Exhibit (a) to Registrant's N1A filing (file Nos. 333-119867 and 811-21624), is incorporated by reference.


(2)(a)          By-laws, dated July 13, 1999, filed on July 21, 1999 as Exhibit
                (b) to Registration Statement No. 333-83423, is incorporated by reference.


(2)(b) By-laws, filed on October 21, 2004, as Exhibit (b) to Registrant's N1A filing (file Nos. 333-119867 and 811-21624), is incorporated by reference.


(3)             Not Applicable


(4) Form of Agreement and Plan of Reorganization. (Included as Exhibit A to the Prospectus/Proxy Statement comprising Part A of this Registration Statement.)


(5)             See (1) and (2) above.


(6)(a) Investment Management Agreement, dated April 27, 2001, between USAllianz Advisers, LLC and USAllianz Variable Insurance Products Trust, filed on October 24, 2001 as Exhibit (d)(2)(i) to Registrant's Post-Effective Amendment No. 7, is incorporated by reference.


(6)(a)(i) Amended Schedule A, dated January 26, 2009, to Investment Management Agreement between USAllianz Advisers, LLC and USAllianz Variable Insurance Products Trust, dated April 27, 2001, filed on February 4, 2009 as Exhibit (d)(1)(i) to Registrant's Post-Effective Amendment No. 25, is incorporated by reference.


(6)(a)(ii) Attachment 1 dated January 26, 2009, to Schedule A of the Investment Management Agreement dated April 27, 2001, filed on April 24, 2009 as exhibit (d)(1)(ii) to Registrant's Post Effective Amendment No. 26, in incorporated by reference.


(6)(b) Portfolio Management Agreement, dated May 1, 2002, between USAllianz Advisers, LLC, USAllianz Variable Insurance Products Trust, and A I M Capital Management, Inc., filed on December 27, 2006 as Exhibit (d)(2) to Registrant's Post-Effective Amendment No. 20, is incorporated by reference.


(6)(b)(i) Amendment, dated September 8, 2003, to the Portfolio Management Agreement dated May 1, 2002, between USAllianz Advisers, LLC, USAllianz Variable Insurance Products Trust, and A I M Capital Management, Inc., filed on December 27, 2006 as Exhibit
                (d)(2)(i) to Registrant's Post-Effective Amendment No. 20, is incorporated by reference.


(6)(b)(ii) Amended Schedule A, dated March 28, 2005, to the Portfolio Management Agreement dated May 1, 2002, between USAllianz Advisers, LLC, USAllianz Variable Insurance Products Trust, and A I M Capital Management, Inc., filed on December 27, 2006 as Exhibit (d)(2)(ii) to Registrant's Post-Effective Amendment No. 20, is incorporated by reference.


(6)(c) Subadvisory Agreement, dated November 28, 2007, between Allianz Life Advisers, LLC, and BlackRock Institutional Management Corporation, filed on April 29, 2008, as Exhibit
                (d)(3) to Registrant's Post-Effective Amendment No. 24, is incorporated by reference.


(6)(d)* Subadvisory Agreement, dated April 29, 2009 between Allianz Investment Management LLC and BlackRock Investment Management, LLC, filed herewith.


(6)(e) Subadvisory Agreement, dated January 26, 2009 between Allianz Investment Management LLC and BlackRock Capital Management, Inc., filed on April 24, 2009 as exhibit (d)(5) to Registrant's Post Effective Amendment No. 26, in incorporated by reference.


(6)(f)* Subadvisory Agreement, dated April 29, 2009 between Allianz Investment Management LLC and BlackRock Financial Management, Inc., filed herewith.

(6)(g) Amended and Restated Subadvisory Agreement, dated September 17, 2008, between Allianz Investment Management LLC and Columbia Management Advisers, LLC, filed on February 4, 2009 as Exhibit
                (d)(6) to Registrant's Post-Effective Amendment No. 25, is incorporated by reference.


(6)(g)(i) Amended Schedule A, effective November 24, 2008 to the Amended and Restated Subadvisory Agreement, dated September 17, 2008 between Allianz Investment Management LLC and Columbia Management Advisers, LLC, filed on February 4, 2009 as Exhibit
                (d)(6)(i) to Registrant's Post-Effective Amendment No. 25, is incorporated by reference.


(6)(h) Amended and Restated Subadvisory Agreement, dated July 1, 2008, between Allianz Investment Management LLC and Davis Selected Advisers, L.P., filed on September 17, 2008 as Exhibit (6)(e) to Registrant's Form N-14, Pre-effective Amendment No. 1 (File
                No. 333-153047), is incorporated by reference.


(6)(i) Subadvisory Agreement dated May 1, 2007 between Allianz Life Advisers, LLC, and The Dreyfus Corporation, filed on April 27, 2007 as Exhibit (d)(5) to Registrant's Post-Effective Amendment No. 23, is incorporated by reference.


(6)(i)(i) Revised Schedule A effective September 22, 2008 to the Subadvisory Agreement dated May 1, 2007 between Allianz Life Advisers, LLC, and The Dreyfus Corporation, filed on February 4, 2009 as Exhibit (d)(8)(i) to Registrant's Post-Effective Amendment No. 25, is incorporated by reference.


(6)(j) Amended and Restated Subadvisory Agreement, dated May 1, 2007, between Allianz Investment Management LLC and First Trust Advisors L.P., filed on April 27, 2007 as Exhibit (d)(6) to Registrant's Post-Effective Amendment No. 23, is incorporated by reference.


(6)(k) Portfolio Management Agreement, dated March 8, 2004, between USAllianz Advisers, LLC, USAllianz Variable Insurance Products Trust, and Founders Asset Management LLC, filed on December 27, 2006 as Exhibit (d)(7) to Registrant's Post-Effective Amendment No. 20, is incorporated by reference.


(6)(l) Form of Subadvisory Agreement dated ___________, 2009 between Allianz Investment Management LLC and Franklin Advisers, Inc., filed on April 24, 2009 as exhibit (d)(12) to Registrant's Post Effective Amendment No. 26, in incorporated by reference.


(6)(m) Portfolio Management Agreement, dated April 12, 2005, between USAllianz Advisers, LLC, USAllianz Variable Insurance Products Trust, and Franklin Advisory Services, LLC, filed on December 27, 2006 as Exhibit (d)(8) to Registrant's Post-Effective Amendment No. 20, is incorporated by reference.


(6)(n) Form of Subadvisory Agreement dated ___________, 2009 between Allianz Investment Management LLC and Franklin Mutual Advisers, LLC, filed on April 24, 2009 as exhibit (d)(14) to Registrant's Post Effective Amendment No. 26, in incorporated by reference.


(6)(o) Portfolio Management Agreement, dated April 29, 2005, between USAllianz Advisers, LLC, USAllianz Variable Insurance Products Trust, and Jennison Associates LLC, filed on December 27, 2006 as Exhibit (d)(9) to Registrant's Post-Effective Amendment No. 20, is incorporated by reference.


(6)(o)(i) Schedule A dated November 24, 2008 to the Portfolio Management Agreement, dated April 29, 2005, between USAllianz Advisers, LLC, USAllianz Variable Insurance Products Trust, and Jennison Associates LLC, filed on February 4, 2009 as Exhibit (d)(14)(i) to Registrant's Post-Effective Amendment No. 25, is incorporated by reference.


(6)(p) Subadvisory Agreement dated January 26, 2009 between Allianz Investment Management LLC and J.P. Morgan Investment Management, Inc., filed on February 4, 2009 as Exhibit (d)(15) to Registrant's Post-Effective Amendment No. 25, is incorporated by reference.


(6)(q)*         Subadvisory Agreement dated April 30, 2009 between
                Allianz Investment Management LLC and NFJ Investment Group LLC, filed herewith.


(6)(r) Subadvisory Agreement, dated May 1, 2007, between Allianz Life Advisers, LLC and Nicholas-Applegate Capital Management LLC, filed on April 27, 2007 as Exhibit (d)(12) to Registrant's Post-Effective Amendment No. 23, is incorporated by reference.


(6)(s) Subadvisory Agreement, dated August 24, 2006, between Allianz Life Advisers, LLC, and Oppenheimer Capital, LLC, filed on December 27, 2006 as Exhibit (d)(12) to Registrant's Post-Effective Amendment No. 20, is incorporated by reference.


(6)(s)(i) Schedule A dated November 24, 2008 to the Subadvisory Agreement, dated August 24, 2006, between Allianz Life Advisers, LLC, and Oppenheimer Capital, LLC, filed on April 24, 2009 as exhibit
                (d)(19)(i) to Registrant's Post Effective Amendment No. 26, in incorporated by reference.


(6)(t) Subadvisory Agreement, dated May 1, 2006, between Allianz Life Advisers, LLC and OppenheimerFunds, Inc., filed on April 27, 2006 as Exhibit (d)(20) to Registrant's Post-Effective Amendment No. 17, is incorporated by reference.


(6)(t)(i) Amended Schedule A, dated January 26, 2009, to the Subadvisory Agreement dated May 1, 2006, between Allianz Life Advisers, LLC and OppenheimerFunds, Inc., filed on April 24, 2009 as exhibit
                (d)(20)(i) to Registrant's Post Effective Amendment No. 26, in incorporated by reference.


(6)(u) Amended and Restated Subadvisory Agreement, dated April 30, 2007, between Allianz Life Advisers, LLC and Pacific Investment Management Company LLC, filed on April 27, 2007 as Exhibit
                (d)(15) to Registrant's Post-Effective Amendment No. 23, is incorporated by reference.


(6)(v) Sub-Subadvisory Agreement dated April 30, 2007, between Allianz Life Advisers, LLC, Pacific Investment Management Company LLC, and Research Affiliates LLC, filed on April 27, 2007 as Exhibit
                (d)(16) to Registrant's Post-Effective Amendment No. 23, is incorporated by reference.


(6)(w) Subadvisory Agreement, dated February 23, 2007, between Allianz Life Advisers, LLC and Schroder Investment Management North America Inc, filed on April 27, 2007 as Exhibit (d)(19) to Registrant's Post-Effective Amendment No. 23, is incorporated by reference.


(6)(w)(i) Amended Schedule A dated December 10, 2007 to the Subadvisory Agreement, dated February 23, 2007, between Allianz Life Advisers, LLC and Schroder Investment Management North America Inc, filed on February 4, 2009 as Exhibit (d)(22)(i) to Registrant's Post-Effective Amendment No. 25, is incorporated by reference.


(6)(x) Form of Subadvisory Agreement dated ___________, 2009 between Allianz Investment Management LLC and Templeton Global Advisors Limited, filed on April 24, 2009 as exhibit (d)(24) to Registrant's Post Effective Amendment No. 26, in incorporated by reference.


(6)(y) Subadvisory Agreement, dated June 13, 2007, between Allianz Life Advisers, LLC and Turner Investment Partners, Inc., filed on June 22, 2007 as Exhibit (6)(t) to Registrant's Registration Statement on Form N-14, is incorporated by reference.


(6)(y)(i) Updated Schedule A dated June 13, 2007 to the Subadvisory Agreement, dated June 13, 2007, between Allianz Life Advisers, LLC and Turner Investment Partners, Inc., filed on February 4, 2009 as Exhibit (d)(24)(i) to Registrant's Post-Effective Amendment No. 25, is incorporated by reference.


(6)(z) Subadvisory Agreement, dated May 1, 2006, between Allianz Life Advisers, LLC and Van Kampen Asset Management, filed on April 27, 2006 as Exhibit (d)(19) to Registrant's Post-Effective Amendment No. 17, is incorporated by reference.


(6)(aa) Investment Management Agreement, dated December 2, 2004, between USAllianz Advisers, LLC and USAllianz Variable Insurance Products Fund of Funds Trust, filed on December 30,
                2004 as Exhibit (d)(1) to Registrant's Pre-effective Amendment No. 2, is incorporatd by reference.


(6)(aa)(i) Schedule A dated October 6, 2006 to the Investment Management Agreement, dated December 2, 2004, between USAllianz Advisers, LLC and USAllianz Variable Insurance Products Fund of Funds Trust, filed on February 2, 2009 as Exhibit (d)(1)(i) to Registrant's Post-Effective Amendment No. 4, is incorporated by reference.


(6)(aa)(ii) Attachment 1, dated October 22, 2008, to Schedule A of the Investment Management Agreement, dated December 2, 2004, between USAllianz Advisers, LLC and USAllianz Variable Insurance Products Fund of Funds Trust, filed on February 2, 2009 as Exhibit (d)(1)(ii) to Registrant's Post-Effective Amendment No. 4, is incorporated by reference.


(6)(ab) Morningstar Consulting Agreement, dated January 1, 2005, between Morningstar Associates, LLC, and USAllianz Advisers, LLC, filed on April 27, 2006 to Registrant's Post-Effective Amendment No. 1, is incorporated by reference.


(6)(ab)(i) Second Amendment dated January 1, 2008 to the Morningstar Consulting Agreement, dated January 1, 2005, between Morningstar Associates, LLC, and USAllianz Advisers, LLC, filed on February 2, 2009 as Exhibit (d)(2)(i) to Registrant's Post-Effective Amendment No. 4, is incorporated by reference.


(6)(ab)(ii) Amendment dated December 22, 2008 to the Morningstar Consulting Agreement, dated January 1, 2005, between Morningstar Associates, LLC, and USAllianz Advisers, LLC, filed on February 2, 2009 as Exhibit (d)(2)(ii) to Registrant's Post-Effective Amendment No. 4, is incorporated by reference.


(7)(a) Distribution Agreement, dated August 28, 2007, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and Allianz Life Financial Services, LLC, filed on April 29, 2008, as Exhibit
                (e)(1) to Registrant's Post-Effective Amendment No. 24, is incorporated by reference.


(7)(a)(i) Schedule I dated January 26, 2009 to the Distribution Agreement, dated August 28, 2007, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and Allianz Life Financial Services, LLC, filed on February 4, 2009 as Exhibit (e)(1)(i) to Registrant's Post-Effective Amendment No. 25, is incorporated by reference.


(7)(a)(ii) Fee Agreement Letter dated August 28, 2007 to the Distribution Agreement between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and Allianz Life Financial Services, LLC, filed on February 4, 2009 as Exhibit (e)(1)(ii) to Registrant's Post-Effective Amendment No. 25, is incorporated by reference.


(7)(b) Participation Agreement dated August 28, 2007 between Allianz Variable Insurance Products Trust, Allianz Life Insurance Company of North America, and Allianz Life Financial Services, LLC, filed on April 29, 2008, as Exhibit (e)(2) to Registrant's Post-Effective Amendment No. 24, is incorporated by reference.


(7)(b)(i) Schedule A dated January 26, 2009 to the Participation Agreement dated August 28, 2007 between Allianz Variable Insurance Products Trust, Allianz Life Insurance Company of North America, and Allianz Life Financial Services, LLC, filed on February 4, 2009 as Exhibit (e)(2)(i) to Registrant's Post-Effective Amendment No. 25, is incorporated by reference.


(7)(c) Participation Agreement dated August 28, 2007 between Allianz Variable Insurance Products Trust, Allianz Life Insurance Company of New York, and Allianz Life Financial Services, LLC, filed on April 29, 2008, as Exhibit (e)(3) to Registrant's Post-Effective Amendment No. 24, is incorporated by reference.


(7)(c)(i) Schedule A dated January 26, 2009, to the Participation Agreement dated August 28, 2007, between Allianz Variable Insurance Products Trust, Allianz Life Insurance Company of New York, and Allianz Life Financial Services, LLC, filed filed on February 4, 2009 as Exhibit (e)(3)(i) to Registrant's Post-Effective Amendment No. 25, is incorporated by reference.


(7)(d) Participation Agreement, dated August 28, 2007, between Allianz Variable Insurance Products Fund of Funds Trust, Allianz Life Insurance Company of North America, and Allianz Life Financial Services, LLC, filed on April 29, 2008 to Registrant's Post-Effective Amendment No. 3, is incorporated by reference.


(7)(e) Participation Agreement, dated August 28, 2007, between Allianz Variable Insurance Products Fund of Funds Trust, Allianz Life Insurance Company of New York, and Allianz Life Financial Services, LLC, filed on April 29, 2008 to Registrant's Post-Effective Amendment No. 3, is incorporated by reference.


(8)             N/A


(9)(a) Mutual Fund Custody and Services Agreement, dated November 26, 2008, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed on February 4, 2009 as Exhibit (g)(1) to Registrant's Post-Effective Amendment No. 25, is incorporated by reference.


(9)(a)(i) Custody and Securities Lending Fee Schedule between Allianz Life Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed on February 4, 2009 as Exhibit (g)(1)(i) to Registrant's Post-Effective Amendment No. 25, is incorporated by reference.


(10)(a) Rule 12b-1 Plan of Distribution for the Allianz Variable Insurance Products Trust effective October 27, 1999, filed on October 26, 1999 as Exhibit (m) to Registrant's Pre-Effective Amendment No. 2, is incorporated by reference.


(10)(a)(i) Exhibit A dated January 26, 2009, to the Plan of Distribution for the Allianz Variable Insurance Products Trust effective October 27, 1999, filed on February 4, 2009 as Exhibit (m)(1)(i) to Registrant's Post-Effective Amendment No. 25, is incorporated by reference.


(10)(b) Rule 18f-3 Multiple Class Plan, dated February 23, 2007, for the Allianz Variable Insurance Products Trust, filed on April 27, 2007 as Exhibit (n) to Registrant's Post-Effective Amendment
                No. 23, is incorporated by reference.



(11)** Opinion and consent of Dorsey & Whitney LLP with respect to the legality of the securities being registered, to be filed by amendment.


(12)** Opinion and consent of Dorsey & Whitney LLP with respect to tax matters, to be filed by amendment.



(13)(a) Amended and Restated Services Agreement dated October 23, 2007, between Allianz Variable Insurance Products Trust and Citi Fund Services Ohio, Inc., filed on April 29, 2008, as Exhibit
                (h)(1) to Registrant's Post-Effective Amendment No. 24, is incorporated by reference.


(13)(a)(i) Schedule A, updated January 26, 2009, to the Amended and Restated Services Agreement dated October 23, 2007, between Allianz Variable Insurance Products Trust and Citi Fund Services Ohio, Inc., filed on February 4, 2009 as Exhibit (h)(1)(i) to Registrant's Post-Effective Amendment No. 25, is incorporated by reference.


(13)(b) Amended and Restated Administrative Services Agreement, dated November 1, 2008, by and among Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust, and Allianz Investment Management LLC, filed on February 4, 2009 as Exhibit (h)(2) to Registrant's Post-Effective Amendment No. 25, is incorporated by reference.


(13)(c)* Chief Compliance Officer Agreement, dated June 10, 2009, by and among Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust, and Allianz Investment Management LLC, filed herewith.


(13)(d)* Compliance Services Agreement, dated June 10, 2009, by and among Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust, and Allianz Investment Management LLC, filed herewith.


(13)(e) Amended Expense Limitation Agreement, dated May 1, 2007, between Allianz Life Advisers LLC, and Allianz Variable Insurance Products Trust, filed on April 29, 2008, as Exhibit (h)(5) to Registrant's Post-Effective Amendment No. 24, is incorporated by reference.


(13)(e)(i) Updated Exhibit A dated January 26, 2009, to the Amended Expense Limitation Agreement, dated May 1, 2007, between Allianz Life Advisers LLC and Allianz Variable Insurance Products Trust, filed on February 4, 2009 as Exhibit (h)(5)(i) to Registrant's Post-Effective Amendment No. 25, is incorporated by reference.


(13)(f) Brokerage Transaction Agreement dated February 6, 2003, between Lynch, Jone & Ryan Inc., and USAllianz Investor Services, filed on December 27, 2006 as Exhibit (h)(8) to Registrant's Post-Effective Amendment No. 20, is incorporated by reference.


(13)(g) Amended and Restated Services Agreement dated October 23, 2007, between Allianz Variable Insurance Products Funds of Funds Trust and CITI Fund Services Ohio, Inc, filed on April 29, 2008 to Registrant's Post-Effective Amendment No. 3, is incorporated by reference.


(13)(h) Amended Expense Limitation Agreement, dated May 1, 2007, between Allianz Life Advisers LLC and Allianz Variable Insurance Products Fund of Funds Trust, filed on February 2, 2009 as Exhibit (h)(2) to Registrant's Post-Effective Amendment No.
                4, is incorporated by reference.


(13)(h)(i) Exhibit A dated October 22, 2008 to the Amended Expense Limitation Agreement dated May 1, 2007, between Allianz Life Advisers LLC and Allianz Variable Insurance Products Fund of Funds Trust, filed on February 2, 2009 as Exhibit (h)(2)(i) to Registrant's Post-Effective Amendment No. 4, is incorporated by reference.


(14)** Consent of KPMG LLP with respect to financial statements of the Registrant, to be filed by amendment.


(15)            N/A


(16)*           Powers of attorney, filed herewith.


(17)(a)* Form of contract holder voting instructions, to be filed by amendment.


(17)(b)* Prospectus of the acquiring funds dated ___________, 2009 for shares of the Allianz Variable Insurance Products trust, filed herewith.


(17)(c)* Prospectus of the acquiring funds dated ___________, 2009 for shares of the Allianz Variable Insurance Products Fund of Funds trust, filed herewith.


(17)(d)* Supplement to the Allianz Variable Insurance Products Trust prospectus, dated June 22, 2009, filed herewith.


(17)(e) Prospectus of the acquired funds dated April 27, 2009 for shares of the Allianz Variable Insurance Products trust and Allianz Variable Insurance Products Fund of Funds Trust, filed on April 24, 2009 as part of Registrants Post Effective Amendment No. 26 and Post Effective Amendment No. 5, repectively, are incorporated by reference.


(17)(f) Annual reports of the acquired funds, as of December 31, 2008, for the Allianz Variable Insurance Products trust and Allianz Variable Insurance Products Fund of Funds Trust, filed by Registrants on March 9, 2009 under form N-CSR, are incorporated by reference.



____________________________

     *filed herewith
    **to be filed by amendment




ITEM 17.  UNDERTAKINGS.

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

         (3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel or a copy of a ruling of the Internal Revenue Service supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion or ruling.



                                   SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the city of Golden Valley, and the state of Minnesota on the 24th day of June, 2009.


                                          ALLIANZ VARIABLE INSURANCE
                                          PRODUCTS TRUST

                                          ALLIANZ VARIABLE INSURANCE
                                          PRODUCTS FUND OF FUNDS TRUST


                                          By:  /s/ Jeffrey Kletti
                                          ------------------------------------
                                          Jeffrey Kletti, President


As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 24, 2009.


SIGNATURE                                     TITLE
----------                                    -----

/s/ Peter R. Burnim*                          Trustee
---------------------------
Peter R. Burnim

/s/ Peggy L. Ettestad*                        Trustee
---------------------------
Peggy L. Ettestad

/s/ Roger A. Gelfenbien*                      Trustee
---------------------------
Roger A. Gelfenbien

/s/ Dickson W. Lewis*                         Trustee
---------------------------
Dickson W. Lewis

/s/ Claire R. Leonardi*                       Trustee
---------------------------
Claire R. Leonardi

/s/ Peter W. McClean*                         Trustee
---------------------------
Peter W. McClean

/s/ Arthur C. Reeds III*                      Trustee
---------------------------
Arthur C. Reeds III

/s/ Troy Sheets                               Treasurer (principal financial and
---------------------------                   accounting officer)
Troy Sheets

/s/ Robert DeChellis*                         Trustee
--------------------------
Robert DeChellis




By:   /s/ Jeffrey W. Kletti
      ---------------------------
      Jeffrey Kletti, President and Trustee

*Pursuant to powers of attorney filed as Exhibit 16 to this Registration
 Statement

                                    EXHIBITS

                                       TO

                                    FORM N-14

                     ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
              ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

                                INDEX TO EXHIBITS



EXHIBIT        DESCRIPTION OF EXHIBIT

EX-99.6d         BlackRock Investment Management LLC Subadv Agmt 4-29-09
EX-99.6f         BlackRock Financial Management Inc. Subadv Agmt 4-29-09
EX-99.6q         NFJ Investment Group LLC Subadv Agmt 4-30-09
EX-99.13c        Chief Compliance Officer Agreement 6-10-09
EX-99.13d        Compliance Services Agreement 6-10-09
EX-99.16         Powers of Attorney
EX-99.17a        Form of Contract Holder Voting Instructions
EX-99.17b        Allianz Acquiring Funds VIP Prospectus dated August__, 2009
EX-99.17c        Allianz Acquiring Funds FOF Prospectus dated August__, 2009
EX-99.17d        AZL VIP Trust Prospectus supplement 6-22-09